      As filed with the Securities and Exchange Commission on July 28, 2006
                Securities Act of 1933 Registration No. 33-73404
            Investment Company Act of 1940 Registration No. 811-08236

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                      Pre-Effective Amendment No. ____ [ ]
                       Post-Effective Amendment No. 50 [X]

                                     and/or


      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                              Amendment No. 52 [X]
                        (Check appropriate box or boxes)


                                 NORTHERN FUNDS
               (Exact Name of Registrant as Specified in Charter)

                             50 South LaSalle Street
                             Chicago, Illinois 60603
                    (Address of Principal Executive Offices)

                                  800-595-9111
              (Registrant's Telephone Number, including Area Code)

Name and Address of Agent for Service:   with a copy to:

Diana E. McCarthy, Esquire               Linda Hoard, Assistant Secretary
Drinker Biddle & Reath LLP               PFPC Inc.
One Logan Square                         99 High Street, 27th Floor
18th and Cherry Streets                  Boston, Massachusetts 02110
Philadelphia, Pennsylvania 19103-6996

     It Is Proposed That This Filing Become Effective (Check Appropriate Box):

     [ ]  immediately upon filing pursuant to paragraph (b)

     [X]  on July 31, 2006 pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(1)


     [ ]  On (date) pursuant to paragraph (a)(1)


     [ ]  75 days after filing pursuant to paragraph (a)(2)

     [ ]  On (date) pursuant to paragraph (a)(2) of Rule 485

     If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

        NORTHERN EQUITY FUNDS


        - EMERGING MARKETS EQUITY FUND


        - ENHANCED LARGE CAP FUND

        - GROWTH EQUITY FUND
        - INCOME EQUITY FUND
        - INTERNATIONAL GROWTH EQUITY FUND
        - LARGE CAP VALUE FUND
        - MID CAP GROWTH FUND
        - SELECT EQUITY FUND
        - SMALL CAP GROWTH FUND
        - SMALL CAP VALUE FUND
        - TECHNOLOGY FUND


         ------------------------------------------------------------------------------------------------------------

               PROSPECTUS DATED JULY 31, 2006            An investment in a Fund is not a deposit of any bank and is
         ------------------------------------------      not insured or guaranteed by the Federal Deposit Insurance
                                                         Corporation ("FDIC") or any other government agency. An
                                                         investment in a Fund involves investment risks, including
                                                         possible loss of principal.
                                                         The Securities and Exchange Commission ("SEC") has not
                                                         approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the
                                                         contrary is a criminal offense.
                                                         Shares of Northern Funds are distributed by Northern Funds
                                                         Distributors, LLC, 301 Bellevue Parkway, Wilmington, DE
                                                         19809. Northern Funds Distributors, LLC is not affiliated
                                                         with Northern Trust.


NORTHERN FUNDS PROSPECTUS

TABLE OF CONTENTS


------------------------------------------------------
OVERVIEW
------------------------------------------------------
4    DEFINITIONS
------------------------------------------------------
RISK/RETURN SUMMARY
------------------------------------------------------
Information about the objectives, principal
strategies, and risk characteristics of each Fund.
5    EQUITY FUNDS
     5    Emerging Markets Equity Fund
     6    Enhanced Large Cap Fund
     7    Growth Equity Fund
     8    Income Equity Fund
     9    International Growth Equity Fund
     10   Large Cap Value Fund
     11   Mid Cap Growth Fund
     12   Select Equity Fund
     13   Small Cap Growth Fund
     14   Small Cap Value Fund
     15   Technology Fund
16   PRINCIPAL INVESTMENT RISKS
19   FUND PERFORMANCE
     20   Growth Equity Fund
     21   Income Equity Fund
     22   International Growth Equity Fund
     23   Large Cap Value Fund
     24   Mid Cap Growth Fund
     25   Select Equity Fund
     26   Small Cap Growth Fund
     27   Small Cap Value Fund
     28   Technology Fund
29   BROAD-BASED SECURITIES MARKET INDICES
30   FUND FEES AND EXPENSES
------------------------------------------------------
MANAGEMENT OF THE FUNDS
------------------------------------------------------
Details that apply to the Funds as a group.
35   INVESTMENT ADVISERS
36   ADVISORY FEES
37   FUND MANAGEMENT
39   OTHER FUND SERVICES
------------------------------------------------------
ABOUT YOUR ACCOUNT
------------------------------------------------------
How to open, maintain and close an account.
40   PURCHASING AND SELLING SHARES
     40   Purchasing Shares
     40   Opening an Account
     42   Selling Shares
44   ACCOUNT POLICIES AND OTHER INFORMATION
     44   Calculating Share Price
     44   Timing of Purchase Requests
     44   Miscellaneous Purchase Information
     45   Timing of Redemption and Exchange Requests
     45   Payment of Redemption Proceeds
     45   Redemption Fees
     46   Miscellaneous Redemption Information
     46   Exchange Privileges
     47   Policies and Procedures on Excessive Trading
          Practices
     48   In-Kind Purchases and Redemptions
     48   Telephone Transactions
     48   Making Changes to Your Account Information
     49   Signature Guarantees
     49   Business Day
     49   Good Order
     49   Customer Identification Program
     49   Early Closings
     49   Emergency Events
     49   Financial Intermediaries

     51   Portfolio Holdings
     51   Shareholder Communications
52   DIVIDENDS AND DISTRIBUTIONS
53   TAX CONSIDERATIONS
------------------------------------------------------
RISKS, SECURITIES, TECHNIQUES AND FINANCIAL
INFORMATION
------------------------------------------------------
55   RISKS, SECURITIES AND TECHNIQUES
     55   Additional Information on Investment
          Objectives, Principal Investment Strategies
          and Related Risks
     62   Additional Description of Securities and
          Common Investment Techniques
     70   Disclaimers
71   FINANCIAL INFORMATION
     72   Financial Highlights
------------------------------------------------------
FOR MORE INFORMATION
------------------------------------------------------
84   ANNUAL/SEMIANNUAL REPORTS
84   STATEMENT OF ADDITIONAL INFORMATION

OVERVIEW

NORTHERN FUNDS (THE "TRUST") IS A FAMILY OF NO-LOAD MUTUAL FUNDS THAT OFFERS A SELECTION OF FUNDS TO INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

--------------------------------------------------------------------------------

The descriptions on the following pages may help you choose the fund or funds that best fit your investment needs. Keep in mind, however, that no fund can guarantee it will meet its investment objective, and no fund should be relied upon as a complete investment program.


This Prospectus describes eleven equity funds (the "Funds") currently offered by the Trust. The Trust also offers other funds, including additional equity, fixed income and money market funds, which are described in separate prospectuses.



In addition to the instruments described on the following pages, each Fund may use various investment techniques in seeking its investment objective. You can learn more about these techniques and their related risks by reading "Risks, Securities and Techniques" in this Prospectus beginning on page 55 and in the Statement of Additional Information ("Additional Statement").

------------------------------------------------------------

DEFINITIONS
------------------------------------------------------------


EQUITY FUNDS. Emerging Markets Equity Fund, Enhanced Large Cap Fund, Growth Equity Fund, Income Equity Fund, International Growth Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Select Equity Fund, Small Cap Growth Fund, Small Cap Value Fund and Technology Fund. These Funds invest primarily in equity securities. As used in this Prospectus, the term "equity securities" includes common stocks, preferred stocks, investment companies, including exchange traded funds, interests in real estate investment trusts, convertible securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.



                       4 NORTHERN EQUITY FUNDS PROSPECTUS

EQUITY FUNDS



EMERGING MARKETS EQUITY FUND

--------------------------------------------------------------


INVESTMENT OBJECTIVE

--------------------------------------------------------------


The Fund seeks to provide investment results approximating the overall performance of the MSCI Emerging Markets Index(SM).



The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 30, 2006 the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.



Morgan Stanley Capital International, Inc. ("MSCI") does not endorse any of the securities in the MSCI Emerging Markets Index. It is not a sponsor of the Emerging Markets Equity Fund and is not affiliated with the Fund in any way.


--------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------


INVESTMENT STRATEGIES. Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in equity securities, in weightings that approximate the relative composition of the securities included in the MSCI Emerging Markets Index, in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), and Global Depository Receipts ("GDRs") representing such stocks, and in MSCI Emerging Markets Index futures approved by the Commodity Futures Trading Commission ("CFTC").



The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the MSCI Emerging Markets Index by using computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of investment management for the Fund, such as selecting securities on the basis of economic, financial and market analysis. Rather, the investment management team will buy and sell securities in response to changes in the MSCI Emerging Markets Index as well as in response to subscriptions and redemptions. Because the Fund will have fees and transaction expenses (while the MSCI Emerging Markets Index has none), returns may be lower than those of the MSCI Emerging Markets Index.



The Fund generally will not hold every stock in the MSCI Emerging Markets Index because of the expense and inefficiency involved in such a strategy. Rather, it will use a representative sampling and optimization strategy to seek to construct a portfolio that minimizes tracking error versus the MSCI Emerging Markets Index and transaction costs. As part of its strategy, the Fund may substitute certain stocks in the MSCI Emerging Markets Index with ADRs, EDRs or GDRs that represent such stocks. Representative sampling involves selecting a representative sample of securities included in an index that will resemble the full index based on such factors as industry and country weightings, market capitalization and other financial characteristics.



Because the proportion of assets allocated to each country will approximate the relative country weightings in the MSCI Emerging Markets Index, more than 25% of the Fund's assets may be invested in a single country (such as South Korea, Taiwan, Brazil, Mexico, South Africa, or China). This may make the Fund's performance more dependent upon the performance of a single country's securities than if the Fund allocated its assets among issuers in a larger number of countries.



RISKS. These principal investment risks apply to the Fund: market, management, liquidity, stock, derivatives, currency, country, emerging markets, foreign regulatory, small cap stock and tracking risks. See page 16 for a discussion of these risks.



More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 55 of this Prospectus.


RISK/RETURN SUMMARY

                       NORTHERN EQUITY FUNDS PROSPECTUS 5

ENHANCED LARGE CAP FUND

--------------------------------------------------------------


INVESTMENT OBJECTIVE

--------------------------------------------------------------


The Fund seeks long-term growth of capital and dividend income.


--------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------


INVESTMENT STRATEGIES. In seeking its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets in a broadly diversified portfolio of equity securities in large capitalization U.S. companies, including foreign issuers that are traded in the U.S. Large capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of the companies in the Standard & Poor's 500(R) Composite Stock Price Index (the "S&P 500 Index"). As of June 30, 2006, the market capitalization of the companies in the S&P 500 Index was between $502 million and $371.2 billion. The size of companies in the S&P 500 Index changes with market conditions. In addition, changes to the composition of the S&P 500 Index can change the market capitalization range of companies in that index. The Fund is not limited to the stocks included in the S&P 500 Index and may invest in other stocks that meet the Investment Adviser's criteria discussed below.



The Fund's investment strategy attempts to create a portfolio with similar risk, style, capitalization and industry characteristics as the S&P 500 Index with the potential to provide excess returns by allowing the Fund to hold a portion, but not all of the securities in the S&P 500 Index. In managing the Fund, the investment management team attempts to achieve the Fund's objective by overweighting those stocks that it believes will outperform the S&P 500 Index and underweighting (or excluding entirely) those stocks that it believes will underperform the S&P 500 Index. The Fund seeks to accomplish this goal by employing a strategy that uses statistics and advanced econometric methods to determine which fundamental and quantifiable stock or firm characteristics (such as relative valuation, price momentum and earnings quality) are predictive of future stock performance. The characteristics are combined to create a proprietary multifactor quantitative stock selection model which generates stock specific forecasts that are used along with risk controls to determine security weightings. The investment management team's approach, based primarily on applying quantitative methods to fundamental research (e.g., selecting stocks based on economic, financial, and market analysis), is applied within a risk constrained environment that is intended to increase return and result in portfolios having characteristics similar to the S&P 500 Index. The team will normally sell a security that it believes is no longer attractive based upon the evaluation criteria described above.



The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.



Although the Fund primarily invests in the securities of U.S. issuers, it may make investments in the securities of foreign issuers.



Standard & Poor's(R) Rating Service ("S&P") does not endorse any stock in the S&P 500 Index. It is not a sponsor of the Enhanced Large Cap Fund and is not affiliated with the Fund in any way.



RISKS. These principal investment risks apply to the Fund: market, management, liquidity, stock, derivatives and portfolio turnover risks. See page 16 for a discussion of these risks.



More information on the Fund's investment strategies and techniques is provided in "Risks, Securities, and Techniques" beginning on page 55 of this Prospectus.



                       6 NORTHERN EQUITY FUNDS PROSPECTUS

GROWTH EQUITY FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------

INVESTMENT STRATEGIES. In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities. The companies in which the Fund invests generally have market capitalizations in excess of $1 billion.

Using fundamental research and quantitative analysis, the investment management team buys securities of a broad mix of companies that it believes have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities in order to maintain the desired portfolio securities composition of the Fund. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as a company's:

- Sales and earnings growth;

- Return on equity;

- Debt to equity ratio; and

- Market share and competitive leadership of its products.

Although the Fund primarily invests in the securities of U.S. issuers, it may invest to a limited extent in the securities of foreign issuers.


RISKS. These principal investment risks apply to the Fund: market, management, liquidity, stock, derivatives and technology securities risks. See page 16 for a discussion of these risks.



More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 55 of this Prospectus.


RISK/RETURN SUMMARY


                       NORTHERN EQUITY FUNDS PROSPECTUS 7

INCOME EQUITY FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks to provide a high level of current income with long-term capital appreciation as a secondary objective.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------


INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Fund will, under normal circumstances, invest at least 80% of its net assets in income-producing equity securities, including dividend-paying common and preferred stocks and convertible securities. The Fund also may invest up to 20% of its net assets in a broad range of non-convertible fixed income securities without limitation as to maturity. The Fund seeks to provide a high level of current income relative to other mutual funds that invest in equity securities.


Using fundamental research and quantitative analysis, the investment management team buys and sells securities based on factors such as a company's:

- Current income;

- Prospects for growth; and

- Capital appreciation potential.

In determining capital appreciation potential, the investment management team will analyze such fundamental factors as sales and earnings growth, financial condition, product development and the valuation of the stock relative to market and historical norms. For convertible securities, the team also analyzes the conversion feature and the potential value of the underlying equity securities.

Subject to the requirement that the Fund invest at least 80% of its assets in income-producing equity securities, there is no limit on the Fund's ability to invest in convertible securities or non-convertible fixed income securities that are below investment grade ("junk bonds"). It is anticipated that junk bonds may constitute a significant portion of the Fund's portfolio. Junk bonds tend to offer higher yields than higher rated securities with similar maturities. However, junk bonds are considered speculative and generally involve greater price volatility and greater risk of loss than higher rated securities. There is no minimum rating for a security purchased or held by the Fund, and the Fund may purchase securities that are in default, although investments in such securities are expected to be minimal.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

Although the Fund will invest primarily in the securities of U.S. issuers, it may make limited investments in the securities of foreign issuers.


RISKS. These principal investment risks apply to the Fund: market, management, liquidity, stock, derivatives, high-yield, interest rate/maturity, credit (or default) and structured securities risks. See page 16 for a discussion of these risks.



More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 55 of this Prospectus.



                       8 NORTHERN EQUITY FUNDS PROSPECTUS

INTERNATIONAL GROWTH EQUITY FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------

INVESTMENT STRATEGIES. In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities. The Fund intends to invest in the securities of companies located in a number of countries throughout the world. These companies generally have market capitalizations in excess of $1 billion.

Using fundamental research and quantitative analysis, the investment management team buys securities of a broad mix of companies that it believes have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities in order to maintain the desired portfolio securities composition of the Fund. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as a company's:

- Sales and earnings growth;

- Return on equity;

- Debt to equity ratio; and

- Market share and competitive leadership of its products.

Although the Fund primarily invests in mature markets (such as Germany and Japan), it may to a lesser extent also make investments in emerging markets (such as Argentina and China). The Fund, from time to time, may emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.


The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.



RISKS. These principal investment risks apply to the Fund: market, management, liquidity, stock, derivatives, currency, country, emerging markets, foreign regulatory and portfolio turnover risks. See page 16 for a discussion of these risks.



More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 55 of this Prospectus.


RISK/RETURN SUMMARY


                       NORTHERN EQUITY FUNDS PROSPECTUS 9

LARGE CAP VALUE FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks to provide long-term capital appreciation.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------


INVESTMENT STRATEGIES. In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of the companies in the S&P 500 Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered large capitalization companies. As of June 30, 2006, the market capitalization of the companies in the S&P 500 Index was between $502 million and $371.2 billion. The size of companies in the S&P 500 Index changes with market conditions. In addition, changes to the composition of the S&P 500 Index can change the market capitalization range of companies in the S&P 500 Index. The Fund is not limited to the stocks included in the S&P 500 Index and may invest in other stocks that meet the Investment Adviser's criteria discussed below.


In buying stocks for the Fund, the management team uses a disciplined strategy to identify companies it believes are worth more than is indicated by current market prices, focusing on such factors as a company's price-to-earnings ratio, dividend yield and growth rate, earnings potential and asset valuation. It also attempts to identify a catalyst that, once recognized by the market, would result in a higher valuation for the company. Examples of such catalysts are: new products, rejuvenated or superior management, changes in consumer demand and basic changes in the economic environment. The investment management team normally will sell a security that it believes has achieved its full valuation or is no longer attractive based upon the evaluation criteria described above.

Although the Fund invests primarily in the securities of U.S. issuers, it may make limited investments in the securities of foreign issuers.


S&P does not endorse any stock in the S&P 500 Index. It is not a sponsor of the Large Cap Value Fund and is not affiliated with the Fund in any way.



RISKS. These principal investment risks apply to the Fund: market, management, liquidity, stock and derivatives risks. See page 16 for a discussion of these risks.



More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 55 of this Prospectus.



                       10 NORTHERN EQUITY FUNDS PROSPECTUS

MID CAP GROWTH FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------


INVESTMENT STRATEGIES. In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of medium capitalization companies. Medium capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of companies in the Russell Midcap(R) Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered medium capitalization companies. As of June 30, 2006, the market capitalization of the companies in the Russell Midcap Index was between $1.7 billion and $16.5 billion. The size of companies in the Russell Midcap Index changes with market conditions. In addition, changes to the composition of the Russell Midcap Index can change the market capitalization range of companies in the Russell Midcap Index. The Fund is not limited to the stocks included in the Russell Midcap Index and may invest in other stocks that meet the Investment Adviser's criteria discussed below.


Using fundamental research and quantitative analysis, the investment management team buys securities of mid-sized companies that it believes have favorable characteristics such as above average sales, earnings growth and competitive returns on equity relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities in order to maintain the desired portfolio securities composition of the Fund. In doing so, the investment management team considers factors such as a company's:

- Debt to equity ratio;

- Market share and competitive leadership of its products;

- Earnings growth relative to relevant competitors; and

- Market valuation in comparison to securities of other mid cap companies and the stock's own historical norms.

Although the Fund primarily invests in the securities of U.S. issuers, it may make limited investments in the securities of foreign issuers.

The Fund, from time to time, may emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The Fund may make significant investments in IPOs.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.


Frank Russell Company ("Russell") does not endorse any stock in the Russell Midcap Index. It is not a sponsor of the Mid Cap Growth Fund and is not affiliated with the Fund in any way.



RISKS. These principal investment risks apply to the Fund: market, management, liquidity, stock, derivatives, technology securities, mid cap stock, IPO and portfolio turnover risks. See page 16 for a discussion of these risks.



More information on Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 55 of this Prospectus.


RISK/RETURN SUMMARY

                      NORTHERN EQUITY FUNDS PROSPECTUS 11

SELECT EQUITY FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------

INVESTMENT STRATEGIES. In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities. Companies in which the Fund invests are selected by the investment management team for their growth potential and generally have market capitalizations in excess of $1 billion.

Using fundamental research and quantitative analysis, the investment management team buys securities of a somewhat limited number of companies (generally less than 100) that it believes have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities in order to maintain the desired portfolio securities composition of the Fund. In determining whether a company has favorable growth characteristics, the investment management team analyzes factors such as a company's:

- Sales and earnings growth;

- Return on equity; and

- Debt to equity ratio.

The Fund, from time to time, may emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

Although the Fund primarily invests in the securities of U.S. issuers, it may make limited investments in the securities of foreign issuers.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.


RISKS. These principal investment risks apply to the Fund: market, management, liquidity, stock, derivatives, technology securities, mid cap stock and portfolio turnover risks. See page 16 for a discussion of these risks.



More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 55 of this Prospectus.



                       12 NORTHERN EQUITY FUNDS PROSPECTUS

SMALL CAP GROWTH FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------


INVESTMENT STRATEGIES. In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of small capitalization companies. Small capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of companies in the Russell 2000(R) Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered small capitalization companies. As of June 30, 2006, the market capitalization of the companies in the Russell 2000 Index was between $83 million and $2.3 billion. The size of companies in the Russell 2000 Index changes with market conditions. In addition, changes to the composition of the Russell 2000 Index can change the market capitalization range of companies in the Russell 2000 Index. The Fund is not limited to the stocks included in the Russell 2000 Index and may invest in other stocks that meet the Investment Adviser's criteria discussed below.


Using fundamental research and quantitative analysis, the investment management team buys securities of small companies that it believes have favorable characteristics such as above average sales, earnings growth and competitive returns on equity relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities in order to maintain the desired portfolio securities composition of the Fund. In doing so, the investment management team considers factors such as a company's:

- Debt to equity ratio;

- Market share and competitive leadership of its products;

- Earnings growth relative to relevant competitors; and

- Market valuation in comparison to securities of other small cap companies and the stock's own historical norms.

Although the Fund primarily invests in the securities of U.S. issuers, it may make limited investments in the securities of foreign issuers.

The Fund, from time to time, may emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The Fund may make significant investments in IPOs.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

Russell does not endorse any stock in the Russell 2000 Index. It is not a sponsor of the Small Cap Growth Fund and is not affiliated with the Fund in any way.


RISKS. These principal investment risks apply to the Fund: market, management, liquidity, stock, derivatives, small cap stock, technology securities, IPO and portfolio turnover risks. See page 16 for a discussion of these risks.



More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 55 of this Prospectus.


RISK/RETURN SUMMARY


                      NORTHERN EQUITY FUNDS PROSPECTUS 13

SMALL CAP VALUE FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------


INVESTMENT STRATEGIES. In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of small capitalization companies. Small capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of companies in the Russell 2000 Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered small capitalization companies. As of June 30, 2006, the market capitalization of the companies in the Russell 2000 Index was between $83 million and $2.3 billion. The size of companies in the Russell 2000 Index changes with market conditions. In addition, changes to the composition of the Russell 2000 Index can change the market capitalization range of companies in the Russell 2000 Index. The Fund is not limited to the stocks included in the Russell 2000 Index and may invest in other stocks that meet the Investment Adviser's criteria discussed below.



Using quantitative analysis (evaluation and analysis of financial data), the investment management team buys small capitalization stocks of companies believed to be worth more than is indicated by current market prices. Similarly, the management team normally will sell a security that it believes has achieved its full valuation, is not attractively priced or for other reasons. The team also may sell securities in order to maintain the desired portfolio characteristics of the Fund. In determining whether a stock is attractively priced, the Fund employs a strategy that uses statistics and advanced econometric methods to determine which fundamental and quantifiable stock or firm characteristics (such as relative valuation, price momentum and earnings quality) are predictive of future stock performance. The characteristics are combined to create a proprietary multi-factor quantitative stock selection model which generates stock specific forecasts that are used along with risk controls to determine security weightings.


Although the Fund primarily invests in the securities of U.S. issuers, it may make limited investments in the securities of foreign issuers.

The Fund, from time to time, may emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

Russell does not endorse any stock in the Russell 2000 Index. It is not a sponsor of the Small Cap Value Fund and is not affiliated with the Fund in any way.


RISKS. These principal investment risks apply to the Fund: market, management, liquidity, stock, derivatives and small cap stock risks. See page 16 for a discussion of these risks.



More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 55 of this Prospectus.



                       14 NORTHERN EQUITY FUNDS PROSPECTUS

TECHNOLOGY FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks to provide long-term capital appreciation by investing principally in equity securities and securities of companies that develop, produce or distribute products and services related to technology.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------


INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets in securities of companies principally engaged in technology business activities. In considering whether an issuer is principally engaged in technology business activities, the Investment Adviser will consider whether a company is classified as such by the Bloomberg Industry Classification or is listed in the NYSE ARCA Tech 100(sm) Index or other comparable technology index. Companies engaged in businesses related to the following products and services also are considered by the Investment Adviser to be engaged in technology business activities whether or not they are classified as such or listed in a technology index: industrial and business machines; communications; computer hardware and software and computer services and peripheral products; electronics; electronic media; internet; television and video equipment and services; satellite technology and equipment; semiconductors; and alternative energy.



It is expected that more than 25% of the Fund's total assets normally will be invested in technology companies that develop or sell computer hardware or software and peripheral products, including computer components. In addition, the Fund may also invest in other technology businesses represented in the NYSE ARCA Tech 100 Index, including but not limited to biotechnology, health care and health care equipment, aerospace and defense, and financial administration. The Fund may invest in technology companies without regard to their size.



Using fundamental research and quantitative analysis, the investment management team buys stocks of technology companies that it believes have the potential to appreciate in value over the next one- to three-year period. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities to maintain the desired portfolio composition of or diversification within the Fund.



The investment management team selects investments based on factors such as a company's prospects related to:



- Sustainability of earnings growth;


- Competitive leadership of its products or market niches;


- Management depth, transparency and credibility; and



- Valuation on an absolute basis as well as compared to securities of other technology-related companies and the stock's own historical norms.


Although the Fund primarily invests in the securities of U.S. issuers, it may make limited investments in the securities of foreign issuers.

The Fund may make significant investments in IPOs.

Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.


RISKS. These principal investment risks apply to the Fund: market, management, liquidity, stock, derivatives, small cap stock, technology securities, mid cap stock, IPO and computer sector risks. See page 16 for a discussion of these risks.



More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 55 of this Prospectus.


RISK/RETURN SUMMARY


                      NORTHERN EQUITY FUNDS PROSPECTUS 15

PRINCIPAL INVESTMENT RISKS


All investments carry some degree of risk that will affect the value of a Fund's investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Fund.

AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.
The following summarizes the principal risks that apply to the Funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------

RISKS THAT APPLY TO ALL FUNDS
--------------------------------------------------------------

MARKET RISK is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or last for extended periods.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.


LIQUIDITY RISK is the risk that a Fund will not be able to pay redemption proceeds within the time periods described in this Prospectus because of an inability to sell securities of small and mid-sized companies, unusual market conditions, an unusually high volume of redemption requests or other reasons.



STOCK RISK is the risk that stock prices have historically risen and fallen in periodic cycles. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. This volatility means that the value of your investment in the Funds may increase or decrease. Over the past several years, stock markets have experienced substantial price volatility. Growth stocks are generally more sensitive to market movements than other types of stocks and their stock prices may therefore be more volatile and present a higher degree of risk of loss. Value stocks, on the other hand, may fall out of favor with investors and underperform growth stocks during any given period.



DERIVATIVES RISK is the risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments, which may be leveraged. Investments in derivative instruments may result in losses exceeding the amounts invested. The Funds may use derivatives to enhance returns or hedge against market declines.


------------------------------------------------------------


RISKS THAT APPLY PRIMARILY TO THE EMERGING MARKETS EQUITY AND INTERNATIONAL GROWTH EQUITY FUNDS

------------------------------------------------------------


CURRENCY RISK is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates.



COUNTRY RISK is the potential for price fluctuations in foreign securities because of political, financial and economic events in foreign countries. Investment of more than 25% of a Fund's total assets in securities of issuers located in one country will subject the Fund to increased country risk with respect to the particular country. Country risk is particularly high for emerging markets funds. The Index tracked by the Emerging Markets Equity Fund (and therefore the Emerging Markets Equity Fund) has a heavy exposure to South Korea, Taiwan, Brazil, Mexico, South Africa and China. This exposure will subject that Fund to a higher degree of country risk than that of a more geographically diverse fund.



EMERGING MARKETS RISK is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries, as has historically



                       16 NORTHERN EQUITY FUNDS PROSPECTUS
been the case. Further, investment in equity securities of issuers located in emerging markets may be subject to risk of loss as a result of share registration and custody problems, as well as significant economic, social and political upheaval. In addition, certain emerging markets economies, including Russia, Brazil and many Latin American and Asian countries are prone to hyperinflation and currency devaluations. Some countries, such as China, have economies that are subject to central planning, including partial state ownership and/or substantial state control over issuers located in those countries. Therefore, foreign investments in these countries may be subject to increased risk of loss and/or illiquidity. Emerging market countries may also be more reliant on particular industries and may be adversely affected by changes in international trade, trade barriers and protectionist and/or retaliation measures taken by their trading partners.



FOREIGN REGULATORY RISK is the risk that a foreign security could lose value because of less stringent foreign securities regulations and accounting and disclosure standards.


--------------------------------------------------------------


RISK THAT APPLIES PRIMARILY TO THE EMERGING MARKETS EQUITY, SMALL CAP GROWTH, SMALL CAP VALUE AND TECHNOLOGY FUNDS

--------------------------------------------------------------


SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. As a result, their performance can be more volatile and they may face a greater risk of business failure which could increase the volatility of a Fund's portfolio. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to a greater degree of change in their earnings and prospects. Securities of small companies may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Generally the smaller the company size, the greater the risk.


--------------------------------------------------------------


RISK THAT APPLIES TO THE EMERGING MARKETS EQUITY FUND

--------------------------------------------------------------


TRACKING RISK is the risk that a Fund's performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors. This risk tends to be magnified in an emerging markets fund that attempts to track an index because of the increased transactional and custodial costs associated with investments in emerging markets, the use of fair value pricing to price the Fund's assets, and the lesser liquidity associated with emerging markets investments.


--------------------------------------------------------------


RISK THAT APPLIES PRIMARILY TO THE GROWTH EQUITY, MID CAP GROWTH, SELECT EQUITY, SMALL CAP GROWTH AND TECHNOLOGY FUNDS

--------------------------------------------------------------


TECHNOLOGY SECURITIES RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, or become obsolete, or may be adversely impacted by government regulation. Technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism.


--------------------------------------------------------------

RISKS THAT APPLY PRIMARILY TO THE INCOME EQUITY FUND
--------------------------------------------------------------

HIGH-YIELD RISK may impact the value of non-investment grade fixed income and convertible securities held by a Fund. Generally, these securities, sometimes known as "junk bonds," are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for them, which could make it harder to sell them at an acceptable price. These and related risks mean that the Fund may not achieve the expected return from non-investment grade fixed income and convertible securities and that its share price may be adversely affected by declines in the value of these securities.

INTEREST RATE/MATURITY RISK is the risk that increases in prevailing interest rates will cause fixed income securities held by a Fund to decline in value. The magnitude of this

RISK/RETURN SUMMARY


                      NORTHERN EQUITY FUNDS PROSPECTUS 17
decline will often be greater for longer-term fixed income securities than shorter-term fixed income securities.

CREDIT (OR DEFAULT) RISK is the risk that an issuer or guarantor of a security or a counterparty to a transaction may default on its payment obligations or experience a decline in credit quality. Generally, the lower the credit rating of a security, issuer, guarantor or counterparty, the greater the risk of default. Also, a downgrade in the credit quality of a security or its issuer or guarantor may cause the security to decline in value. Investment grade fixed income securities generally are believed to have relatively low degrees of credit risk.

STRUCTURED SECURITIES RISK is the risk that loss may result from the Fund's investments in structured securities, which are considered to be derivative instruments because their value is based on changes in the value of specific currencies, commodities, securities, indices or other financial indicators. For these reasons structured securities present additional risk that the interest paid to the Fund on a structured security will be less than expected, and that the principal amount invested will not be returned to the Fund. As a result, investments in structured securities may adversely affect the Fund's net asset value. In some cases it is possible that the Fund may suffer a total loss on its investment in a structured security.
--------------------------------------------------------------


RISK THAT APPLIES PRIMARILY TO THE MID CAP GROWTH, SELECT EQUITY AND TECHNOLOGY FUNDS

--------------------------------------------------------------

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

--------------------------------------------------------------


RISK THAT APPLIES PRIMARILY TO THE MID CAP GROWTH, SMALL CAP GROWTH AND TECHNOLOGY FUNDS

--------------------------------------------------------------

IPO RISK is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As a Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

--------------------------------------------------------------

RISKS THAT APPLY PRIMARILY TO THE TECHNOLOGY FUND
--------------------------------------------------------------


COMPUTER SECTOR RISK is the risk that companies in the computer and related industries (including software and computer services) can be significantly affected by competitive pressure. For example, as product cycles shorten and manufacturing capacity increases, these companies could become increasingly subject to aggressive pricing, which hampers profitability. Profitability can also be affected by changing domestic and international demand, research and development costs and product obsolescence. An increasing number of companies and new product offerings also can lead to slower selling cycles.


--------------------------------------------------------------


RISK THAT APPLIES PRIMARILY TO THE ENHANCED LARGE CAP, INTERNATIONAL GROWTH EQUITY, MID CAP GROWTH, SELECT EQUITY AND SMALL CAP GROWTH FUNDS

--------------------------------------------------------------


PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to result in increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rates of the International Growth Equity Fund, Mid Cap Growth Fund, Select Equity Fund and Small Cap Growth Fund exceeded 100%. Additional information on the Funds' portfolio turnover is provided in "Financial Highlights" beginning on page 72 of this Prospectus and in the Additional Statement.



More information about the Funds' investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 55. You should carefully consider the risks discussed in this section and in "Risks, Securities and Techniques" before investing in a Fund.



                       18 NORTHERN EQUITY FUNDS PROSPECTUS

FUND PERFORMANCE



THE BAR CHARTS AND TABLES THAT FOLLOW PROVIDE AN INDICATION OF THE RISKS OF INVESTING IN A FUND BY SHOWING: (A) CHANGES IN THE PERFORMANCE OF A FUND FROM YEAR TO YEAR; AND (B) HOW THE AVERAGE ANNUAL RETURNS OF A FUND COMPARE TO THOSE OF A BROAD-BASED SECURITIES MARKET INDEX. FOR A DESCRIPTION OF EACH BROAD-BASED SECURITIES MARKET INDEX, PLEASE SEE PAGE 29.


--------------------------------------------------------------------------------


The bar charts and tables assume reinvestment of dividends and distributions. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects voluntary fee waivers and expense reimbursements that were in effect during the periods presented. If voluntary fee waivers and expense reimbursements were not in place, a Fund's performance would have been reduced.


In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.


The EMERGING MARKETS EQUITY and ENHANCED LARGE CAP FUNDS commenced operations on April 25, 2006 and December 16, 2005, respectively. The bar chart and performance table have been omitted for these Funds because the Funds have been in operation for less than one calendar year.


RISK/RETURN SUMMARY


                      NORTHERN EQUITY FUNDS PROSPECTUS 19

GROWTH EQUITY FUND

CALENDAR YEAR TOTAL RETURN


                                  (BAR CHART)

           17.82%     30.07%     33.16%     23.72%    (6.77)%   (16.70)%   (23.31)%     25.00%      8.08%      5.88%
             1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



Year to date total return for the six months ended
June 30, 2006: (1.18)%


--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE

(for the periods shown in the bar chart)

--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q4         1998
       ---------------------
              24.77%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q3         2002
                                       ---------------------
                                             (18.05)%
                                       ---------------------


---------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
---------------------------------------------------------------------------------------------------
                                                            Inception                                   Since
                                                              Date      1-Year    5-Year    10-Year   Inception
---------------------------------------------------------------------------------------------------------------
Growth Equity Fund     Return before taxes                   4/1/94       5.88%   (1.79)%    7.96%      9.03%
                       Return after taxes on distributions                4.67%   (2.06)%    6.66%      7.85%
                       Return after taxes on distributions
                         and sale of fund shares                          4.95%   (1.57)%    6.51%      7.57%
S&P 500(R) Index*                                                         4.91%     0.54%    9.08%     11.13%
---------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
---------------------------------------------------------------------------------------------------------------



                       20 NORTHERN EQUITY FUNDS PROSPECTUS

INCOME EQUITY FUND

CALENDAR YEAR TOTAL RETURN

                                  (BAR CHART)

           19.95%     20.84%      9.18%      9.95%      6.67%    (2.00)%    (4.48)%     20.13%     10.37%      5.85%
             1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



Year to date total return for the six months ended
June 30, 2006: 3.59%


--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE

(for the periods shown in the bar chart)

--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q4         1998
       ---------------------
              10.97%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q3         1998
                                       ---------------------
                                              (9.26)%
                                       ---------------------


--------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
--------------------------------------------------------------------------------------------------------------------
                                                                   Inception                                 Since
                                                                     Date      1-Year   5-Year   10-Year   Inception
--------------------------------------------------------------------------------------------------------------------
Income Equity Fund            Return before taxes                   4/1/94     5.85%    5.61%     9.32%      9.25%
                              Return after taxes on distributions              3.78%    4.21%     6.76%      6.88%
                              Return after taxes on distributions
                                and sale of fund shares                        5.64%    4.23%     6.73%      6.78%
Merrill Lynch All U.S.
Convertibles Index*                                                            1.01%    4.22%     8.84%      9.21%
--------------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes
--------------------------------------------------------------------------------------------------------------------


RISK/RETURN SUMMARY


                      NORTHERN EQUITY FUNDS PROSPECTUS 21

INTERNATIONAL GROWTH EQUITY FUND

CALENDAR YEAR TOTAL RETURN


                                  (BAR CHART)

            5.00%      6.34%     23.94%     35.20%    (9.84)%   (29.06)%   (17.80)%     42.10%     16.76%     11.30%
             1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



Year to date total return for the six months ended
June 30, 2006: 8.34%


--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE

(for the periods shown in the bar chart)

--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q2         2003
       ---------------------
              19.06%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q3         2002
                                       ---------------------
                                             (19.24)%
                                       ---------------------


---------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
---------------------------------------------------------------------------------------
                                                            Inception                                 Since
                                                              Date      1-Year   5-Year   10-Year   Inception
-------------------------------------------------------------------------------------------------------------
International Growth
Equity Fund            Return before taxes                   4/1/94     11.30%   1.49%     6.15%      5.52%
                       Return after taxes on distributions              11.17%   1.39%     4.65%      4.15%
                       Return after taxes on distributions
                         and sale of fund shares                         7.51%   1.24%     4.48%      4.00%
MSCI EAFE(R) Index*                                                     13.54%   4.55%     5.84%      6.27%
-------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
-------------------------------------------------------------------------------------------------------------



                       22 NORTHERN EQUITY FUNDS PROSPECTUS

LARGE CAP VALUE FUND

CALENDAR YEAR TOTAL RETURN

                                  (BAR CHART)

            1.86%   (14.93)%     30.71%     10.84%      3.32%
             2001       2002       2003       2004       2005



Year to date total return for the six months ended
June 30, 2006: 5.70%


--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE

(for the periods shown in the bar chart)

--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q2         2003
       ---------------------
              16.13%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q3         2002
                                       ---------------------
                                             (18.46)%
                                       ---------------------


-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
-------------------------------------------------------------------------------------------------
                                                                      Inception                       Since
                                                                        Date      1-Year   5-Year   Inception
-------------------------------------------------------------------------------------------------------------
Large Cap Value Fund             Return before taxes                   8/3/00     3.32%    5.34%      7.10%
                                 Return after taxes on distributions              1.94%    4.83%      6.59%
                                 Return after taxes on distributions
                                   and sale of fund shares                        3.97%    4.48%      6.02%
S&P 500(R)/Citigroup Value
Index*                                                                            8.71%    4.54%      5.02%
-------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes. On July 1, 2006, the S&P 500/Citigroup Value
Index replaced the S&P 500/Barra Value Index, which has been discontinued.
-------------------------------------------------------------------------------------------------------------


RISK/RETURN SUMMARY


                      NORTHERN EQUITY FUNDS PROSPECTUS 23

MID CAP GROWTH FUND

CALENDAR YEAR TOTAL RETURN


                                  (BAR CHART)

           90.18%   (10.84)%   (23.02)%   (20.62)%     30.68%     10.61%      5.89%
             1999       2000       2001       2002       2003       2004       2005



Year to date total return for the six months ended
June 30, 2006: (0.29)%


--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE

(for the periods shown in the bar chart)

--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q4         1999
       ---------------------
              57.86%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q1         2001
                                       ---------------------
                                             (26.08)%
                                       ---------------------


------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
------------------------------------------------------------------------------------------------
                                                                    Inception                        Since
                                                                      Date      1-Year   5-Year    Inception
------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund            Return before taxes                  3/31/98      5.89%   (1.33)%     6.99%
                               Return after taxes on distributions               5.89%   (1.33)%     6.12%
                               Return after taxes on distributions
                                 and sale of fund shares                         3.83%   (1.13)%     5.59%
Russell Midcap(R) Growth
Index*                                                                          12.10%     1.38%     5.42%
------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
------------------------------------------------------------------------------------------------------------



                       24 NORTHERN EQUITY FUNDS PROSPECTUS

SELECT EQUITY FUND

CALENDAR YEAR TOTAL RETURN

                                  (BAR CHART)

           21.50%     31.79%     35.16%     54.59%    (3.93)%   (26.51)%   (24.48)%     21.12%      4.26%      3.87%
             1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



Year to date total return for the six months ended
June 30, 2006: (1.96)%


--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE

(for the periods shown in the bar chart)

--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q4         1999
       ---------------------
              40.71%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q1         2001
                                       ---------------------
                                             (25.19)%
                                       ---------------------


---------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
---------------------------------------------------------------------------------------------------------------------
                                                                   Inception                                  Since
                                                                     Date      1-Year   5-Year    10-Year   Inception
---------------------------------------------------------------------------------------------------------------------
Select Equity Fund            Return before taxes                   4/6/94     3.87%    (6.16)%    8.87%      9.96%
                              Return after taxes on distributions              3.83%    (6.18)%    7.59%      8.75%
                              Return after taxes on distributions
                                and sale of fund shares                        2.54%    (5.13)%    7.21%      8.28%
Russell 1000(R) Growth
Index*                                                                         5.26%    (3.58)%    6.73%      9.24%
---------------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
---------------------------------------------------------------------------------------------------------------------


RISK/RETURN SUMMARY


                      NORTHERN EQUITY FUNDS PROSPECTUS 25

SMALL CAP GROWTH FUND

CALENDAR YEAR TOTAL RETURN


                                  (BAR CHART)

          (6.24)%   (21.91)%   (25.13)%     35.24%      7.31%      7.58%
             2000       2001       2002       2003       2004       2005



Year to date total return for the six months ended
June 30, 2006: 9.55%


--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE

(for the periods shown in the bar chart)

--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q1         2000
       ---------------------
              21.66%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q1         2001
                                       ---------------------
                                             (23.94)%
                                       ---------------------


----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
----------------------------------------------------------------------------------------------------------
                                                                  Inception                        Since
                                                                    Date      1-Year   5-Year    Inception
----------------------------------------------------------------------------------------------------------
Small Cap Growth Fund        Return before taxes                  9/30/99     7.58%    (1.81)%     5.02%
                             Return after taxes on distributions              7.58%    (1.81)%     3.82%
                             Return after taxes on distributions
                               and sale of fund shares                        4.93%    (1.53)%     3.58%
Russell 2000(R) Growth
Index*                                                                        4.15%      2.28%     2.38%
----------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
----------------------------------------------------------------------------------------------------------



                       26 NORTHERN EQUITY FUNDS PROSPECTUS

SMALL CAP VALUE FUND

CALENDAR YEAR TOTAL RETURN

                                  (BAR CHART)

           18.93%     29.80%    (5.97)%     12.10%      8.48%      5.90%    (6.23)%     41.55%     22.58%      8.06%
             1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



Year to date total return for the six months ended
June 30, 2006: 9.84%


--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE

(for the periods shown in the bar chart)

--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q2         2003
       ---------------------
              20.22%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q3         1998
                                       ---------------------
                                             (20.47)%
                                       ---------------------


--------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
--------------------------------------------------------------------------------------------
                                                                 Inception                                 Since
                                                                   Date      1-Year   5-Year   10-Year   Inception
------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund        Return before taxes                   4/1/94     8.06%    13.24%   12.64%     12.24%
                            Return after taxes on distributions              6.36%    12.32%   10.61%     10.28%
                            Return after taxes on distributions
                              and sale of fund shares                        6.38%    11.26%   10.15%      9.84%
Russell 2000(R) Value
Index*                                                                       4.71%    13.55%   13.08%     13.19%
------------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
------------------------------------------------------------------------------------------------------------------


RISK/RETURN SUMMARY


                      NORTHERN EQUITY FUNDS PROSPECTUS 27

TECHNOLOGY FUND

CALENDAR YEAR TOTAL RETURN


                                  (BAR CHART)

           16.68%     83.02%    134.48%   (38.43)%   (34.47)%   (40.66)%     55.00%      3.05%    (1.69)%
             1997       1998       1999       2000       2001       2002       2003       2004       2005



Year to date total return for the six months ended
June 30, 2006: (4.48)%


--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE

(for the periods shown in the bar chart)

--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q4         1999
       ---------------------
              65.15%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q4         2000
                                       ---------------------
                                             (43.78)%
                                       ---------------------


----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
----------------------------------------------------------------------------------------------------------
                                                                 Inception                         Since
                                                                   Date      1-Year    5-Year    Inception
----------------------------------------------------------------------------------------------------------
Technology Fund             Return before taxes                   4/1/96     (1.69)%   (9.39)%     9.83%
                            Return after taxes on distributions              (1.69)%   (9.39)%     7.68%
                            Return after taxes on distributions
                              and sale of fund shares                        (1.10)%   (7.72)%     8.16%
NYSE ARCA Tech 100(sm)
Index*                                                                         7.36%     0.53%    15.73%
S&P 500(R) Index*                                                              4.91%     0.54%     8.74%
----------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
----------------------------------------------------------------------------------------------------------



                       28 NORTHERN EQUITY FUNDS PROSPECTUS

BROAD-BASED SECURITIES MARKET INDICES


THE MERRILL LYNCH ALL U.S. CONVERTIBLES INDEX is an unmanaged index consisting of convertible securities of all investment grades.


THE MSCI EAFE INDEX (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. As of June 30, 2006, the MSCI EAFE Index consisted of the following 21 developed market country indices:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.



THE MSCI EMERGING MARKETS INDEX is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 30, 2006, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.



THE NYSE ARCA TECH 100 INDEX is a price-weighted index comprised of stocks and ADRs of technology-related companies listed on U.S. stock exchanges that produce or deploy innovative technologies in the conduct of their businesses. Subsectors in the Index include but are not limited to: computer hardware and software, semiconductors, telecommunications, electronics, aerospace and defense, health care and health care equipment, biotechnology and financial administration.



THE RUSSELL MIDCAP INDEX is an unmanaged index measuring the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index as of June 30, 2006.


THE RUSSELL MIDCAP(R) GROWTH INDEX is an unmanaged index which measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks also are members of the Russell 1000(R) Growth Index.


THE RUSSELL 1000 INDEX is an unmanaged index which measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, based on market capitalization, which represents approximately 92% of the total market capitalization of the Russell 3000 Index as of June 30, 2006.



THE RUSSELL 2000 INDEX is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization, which represents approximately 8% of the total market capitalization of the Russell 3000 Index as of June 30, 2006.


THE RUSSELL 1000(R) GROWTH INDEX is an unmanaged index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

THE RUSSELL 2000(R) GROWTH INDEX is an unmanaged index measuring the performance of those companies included in the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values.


THE RUSSELL 3000 INDEX is an unmanaged index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market as of June 30, 2006.


THE RUSSELL 2000(R) VALUE INDEX is an unmanaged index measuring the performance of those companies included in the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values.

THE S&P 500 INDEX is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.


THE S&P 500/CITIGROUP VALUE INDEX is a capitalization-weighted index of the common stocks within the S&P 500 Index exhibiting value characteristics according to S&P/Citigroup's multi-factor methodology.


RISK/RETURN SUMMARY


                      NORTHERN EQUITY FUNDS PROSPECTUS 29

FUND FEES AND EXPENSES



This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Please see page 32 for the relevant footnotes to the following table. Please note that the following information does not reflect any charges that may be imposed by The Northern Trust Company ("TNTC"), its affiliates, correspondent banks and other institutions on their customers. (For more information, please see "Account Policies and Other Information" on page 44.)



                                         ----------------------------------------------------------------------------------------
                                         SHAREHOLDER FEES
                                         (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                         ----------------------------------------------------------------------------------------
                                                                                    Sales Charge
                                          Sales Charge                             (Load) Imposed
                                         (Load) Imposed       Deferred Sales       on Reinvested        Redemption       Exchange
FUND                                      on Purchases        Charge (Load)        Distributions         Fees(1)           Fees
---------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity                       None                 None                 None            2.00%(2)           None
---------------------------------------------------------------------------------------------------------------------------------
Enhanced Large Cap                            None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
Growth Equity                                 None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
Income Equity                                 None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
International Growth Equity                   None                 None                 None            2.00%(2)           None
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                               None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
Select Equity                                 None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                              None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                               None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
Technology                                    None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
                                         ----------------------------------------------------------------------------------------



                       30 NORTHERN EQUITY FUNDS PROSPECTUS

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------------
Management               Distribution                   Other                   Total Annual Fund
   Fees                 (12b-1) Fees(3)              Expenses(4)              Operating Expenses(5)
---------------------------------------------------------------------------------------------------
  0.35%                      0.00%                      0.50%                          0.85%
---------------------------------------------------------------------------------------------------
  0.30%                      0.00%                      1.41%                          1.71%
---------------------------------------------------------------------------------------------------
  0.85%                      0.00%                      0.29%                          1.14%(6)
---------------------------------------------------------------------------------------------------
  0.85%                      0.00%                      0.39%                          1.24%(6)
---------------------------------------------------------------------------------------------------
  1.00%                      0.00%                      0.39%                          1.39%(6)
---------------------------------------------------------------------------------------------------
  0.85%                      0.00%                      0.34%                          1.19%(6)
---------------------------------------------------------------------------------------------------
  0.85%                      0.00%                      0.31%                          1.16%(6)
---------------------------------------------------------------------------------------------------
  0.85%                      0.00%                      0.32%                          1.17%(6)
---------------------------------------------------------------------------------------------------
  1.00%                      0.00%                      0.42%                          1.42%(6)
---------------------------------------------------------------------------------------------------
  0.85%                      0.00%                      0.33%                          1.18%(6)
---------------------------------------------------------------------------------------------------
  1.00%                      0.00%                      0.33%                          1.33%(6)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------


RISK/RETURN SUMMARY


                      NORTHERN EQUITY FUNDS PROSPECTUS 31

--------------------------------------------------------------


FOOTNOTES

--------------------------------------------------------------


(1.) A fee of $15.00 may be applicable for each wire redemption.



(2.)  The Emerging Markets Equity and International
      Growth Equity Funds have a redemption fee on shares sold or exchanged (as a percentage of amount redeemed) within 30 days of purchase.



(3.) The Board of Trustees has adopted a Distribution and Service Plan in accordance with Rule 12b-1 but the Plan has not been implemented with respect to the Funds. The Rule 12b-1 Plan may be implemented at any time without further Board approval. During the last fiscal year, the Funds did not pay any 12b-1 fees. The Funds do not expect to pay any 12b-1 fees during the current fiscal year. The maximum distribution fee is 0.25% of each Fund's average net assets under Northern Funds' Distribution and Service Plan.



(4.) These expenses include custody, accounting, transfer agency and co-administration fees, shareholder servicing fees, proxy costs, if any, as well as other customary Fund expenses. The Co-Administrators are entitled to a co-administration fee from the Funds at an annual rate of 0.15% of the average daily net assets of each Fund. All or portions of this fee may be retained by either Co-Administrator as they may from time to time agree. The Transfer Agent is entitled to transfer agency fees of 0.10% of the average daily net assets of each Fund. "Other Expenses" for the Emerging Markets Equity Fund and Enhanced Large Cap Fund are estimated for the current fiscal year.



(5.) As a result of Investment Advisers' voluntary expense reimbursements, "Total Annual Net Fund Operating Expenses" that are actually incurred by the Funds (and in the case of the Emerging Markets Equity Fund and Enhanced Large Cap Fund, expected to be actually incurred) are set forth on page 33. By operation of these voluntary expense reimbursements at their current rates, the total fees paid by the Funds to TNTC and its affiliates for their services to the Funds approximate "Total Annual Net Fund Operating Expenses." The Investment Advisers' voluntary expense reimbursements may be modified, terminated or implemented at any time at the option of the Investment Advisers. When this occurs, "Total Annual Net Fund Operating Expenses" may increase (or decrease) without shareholder approval.



(6.) "Total Annual Fund Operating Expenses" have been restated to reflect reduced contractual rates effective March 24, 2006.



                       32 NORTHERN EQUITY FUNDS PROSPECTUS

                                             ------------------------------------------------------------------------------------
                                             TOTAL ANNUAL NET FUND OPERATING EXPENSES-- AFTER
                                             VOLUNTARY EXPENSE REIMBURSEMENTS
                                             (SEE FOOTNOTE 5 ON PAGE 32)
                                             ------------------------------------------------------------------------------------
                                                                                                                 Total Annual Net
                                             Management       Distribution        Other         Reimbursed        Fund Operating
FUND                                            Fees          (12b-1) Fees       Expenses        Amounts*            Expenses
---------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity                        0.35%             0.00%            0.50%           0.05%               0.80%
---------------------------------------------------------------------------------------------------------------------------------
Enhanced Large Cap                             0.30%             0.00%            1.41%           1.11%               0.60%
---------------------------------------------------------------------------------------------------------------------------------
Growth Equity                                  0.85%             0.00%            0.29%           0.14%               1.00%
---------------------------------------------------------------------------------------------------------------------------------
Income Equity                                  0.85%             0.00%            0.39%           0.24%               1.00%
---------------------------------------------------------------------------------------------------------------------------------
International Growth Equity                    1.00%             0.00%            0.39%           0.14%               1.25%
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                                0.85%             0.00%            0.34%           0.09%               1.10%
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                 0.85%             0.00%            0.31%           0.16%               1.00%
---------------------------------------------------------------------------------------------------------------------------------
Select Equity                                  0.85%             0.00%            0.32%           0.17%               1.00%
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                               1.00%             0.00%            0.42%           0.17%               1.25%
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                                0.85%             0.00%            0.33%           0.18%               1.00%
---------------------------------------------------------------------------------------------------------------------------------
Technology                                     1.00%             0.00%            0.33%           0.08%               1.25%
---------------------------------------------------------------------------------------------------------------------------------
                                                     ----------------------------------------------------------------------------



* "Reimbursed Amounts" are charged first against "Management Fees" and then, if necessary, against "Other Expenses" to the extent they exceed "Management Fees."


RISK/RETURN SUMMARY

                      NORTHERN EQUITY FUNDS PROSPECTUS 33

--------------------------------------------------------------

EXAMPLE
--------------------------------------------------------------


The following Example is intended to help you compare the cost of investing in a Fund (without expense reimbursements) with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in a Fund for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                     ----------------------------------------------------------------------
FUND                                                 1 Year              3 Years              5 Years              10 Years
---------------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity                               $ 87                $271                 $471                 $1,049
---------------------------------------------------------------------------------------------------------------------------
Enhanced Large Cap                                    $174                $539                 $928                 $2,019
---------------------------------------------------------------------------------------------------------------------------
Growth Equity                                         $116                $362                 $628                 $1,386
---------------------------------------------------------------------------------------------------------------------------
Income Equity                                         $126                $393                 $681                 $1,500
---------------------------------------------------------------------------------------------------------------------------
International Growth Equity                           $142                $440                 $761                 $1,669
---------------------------------------------------------------------------------------------------------------------------
Large Cap Value                                       $121                $378                 $654                 $1,443
---------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                        $118                $368                 $638                 $1,409
---------------------------------------------------------------------------------------------------------------------------
Select Equity                                         $119                $372                 $644                 $1,420
---------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                      $145                $449                 $776                 $1,702
---------------------------------------------------------------------------------------------------------------------------
Small Cap Value                                       $120                $375                 $649                 $1,432
---------------------------------------------------------------------------------------------------------------------------
Technology                                            $135                $421                 $729                 $1,601
---------------------------------------------------------------------------------------------------------------------------
                                                     ----------------------------------------------------------------------



                       34 NORTHERN EQUITY FUNDS PROSPECTUS

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISERS



Northern Trust Investments, N.A. ("NTI") and Northern Trust Global Investments Limited ("NTGIL"), formerly Northern Trust Global Investments (Europe) Limited, (each an "Investment Adviser" and collectively, the "Investment Advisers"), each a direct or indirect subsidiary of TNTC, serve jointly as the Investment Advisers of the International Growth Equity Fund. NTI serves as the Investment Adviser of each of the other Funds. NTI is located at 50 South LaSalle Street, Chicago, IL 60603 and NTGIL is located at 6 Devonshire Square, London, EC2A 4YE, United Kingdom. Unless otherwise indicated, NTI, NTGIL and TNTC are referred to collectively in this Prospectus as "Northern Trust."


NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.


NTGIL was formed in 2000 as a private company with limited liability under the laws of the United Kingdom and is authorized and regulated by the U.K. Financial Services Authority and registered with the Investment Management Regulatory Organization. It also is registered as an investment adviser under the Advisers Act with respect to its U.S. clients. NTGIL primarily manages the assets of foreign and U.S. institutional clients, including U.S. mutual funds.


TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company.


Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of June 30, 2006, it had assets under custody of $3.2 trillion, and assets under investment management of $640 billion.


Under the Advisory Agreement with Northern Funds, each Investment Adviser, subject to the general supervision of Northern Funds' Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities.


                      NORTHERN EQUITY FUNDS PROSPECTUS 35

ADVISORY FEES



As compensation for advisory services and the assumption of related expenses, the Investment Advisers are entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund's respective average daily net assets). The table also reflects the advisory fees paid by the Funds for the fiscal year ended March 31, 2006.



A discussion regarding the Board of Trustees' basis for approving the Emerging Markets Equity Fund's Advisory Agreement is available in the Additional Statement. A discussion regarding the Board of Trustees' basis for approving the remaining Funds' Advisory Agreements is available in the Funds' annual report to shareholders dated March 31, 2006.



                                                         ---------------------------------------------------------
                                                                                                   Advisory Fee
                                                         Contractual                             Paid for Fiscal
FUND                                                        Rate                                Year Ended 3/31/06
------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity                                     0.35%                                     N/A(2)
------------------------------------------------------------------------------------------------------------------
Enhanced Large Cap                                          0.30%                                     0.30%
------------------------------------------------------------------------------------------------------------------
Growth Equity(1)                                            0.85%                                     0.85%
------------------------------------------------------------------------------------------------------------------
Income Equity(1)                                            0.85%                                     0.85%
------------------------------------------------------------------------------------------------------------------
International Growth Equity(1)                              1.00%                                     1.00%
------------------------------------------------------------------------------------------------------------------
Large Cap Value(1)                                          0.85%                                     0.85%
------------------------------------------------------------------------------------------------------------------
Mid Cap Growth(1)                                           0.85%                                     0.85%
------------------------------------------------------------------------------------------------------------------
Select Equity(1)                                            0.85%                                     0.85%
------------------------------------------------------------------------------------------------------------------
Small Cap Growth(1)                                         1.00%                                     1.00%
------------------------------------------------------------------------------------------------------------------
Small Cap Value(1)                                          0.85%                                     0.85%
------------------------------------------------------------------------------------------------------------------
Technology(1)                                               1.00%                                     1.00%
------------------------------------------------------------------------------------------------------------------
                                                         ---------------------------------------------------------



(1) Prior to March 24, 2006, the contractual rates for the Growth Equity, Income Equity, International Growth Equity, Large Cap Value, Mid Cap Growth, Select Equity, Small Cap Growth, Small Cap Value and Technology Funds were 0.95%, 0.95%, 1.10%, 0.95%, 0.95%, 0.95%, 1.10%, 0.95% and 1.10%, respectively.



(2) The Emerging Markets Equity Fund commenced operations on April 25, 2006.


                       36 NORTHERN EQUITY FUNDS PROSPECTUS

MANAGEMENT OF THE FUNDS

FUND MANAGEMENT

BELOW IS INFORMATION REGARDING THE MANAGEMENT OF THE FUNDS.

--------------------------------------------------------------------------------


Unless otherwise provided below, for any Fund with more than one manager, each manager has full and joint responsibility for managing the Fund with no restrictions or limitations on such manager's role.



The manager for the EMERGING MARKETS EQUITY FUND is James B. Francis, Senior Vice President of Northern Trust. Mr. Francis joined Northern Trust in February 2005. From 1987 to 2005, Mr. Francis was with State Street Global Advisers. During the past eighteen years, he has managed various equity portfolios.



The managers for the ENHANCED LARGE CAP FUND are Robert H. Bergson, Senior Vice President of Northern Trust and Joseph E. Wolfe, Second Vice President of Northern Trust. Mr. Bergson joined Northern Trust in 1997 and during the past five years has managed various equity portfolios. Since joining Northern Trust in 2005, Mr. Wolfe has been a quantitative group portfolio manager and researcher. From March 2001 to February 2005, Mr. Wolfe was a senior quantitative analyst with the State Teachers Retirement System in Ohio.



The managers for the GROWTH EQUITY FUND are John S. Cole, Senior Vice President of Northern Trust and Robert G. Mitchell, Vice President of Northern Trust. Mr. Cole has had such responsibility since July 2005 and Mr. Mitchell since December 2002. Mr. Cole joined Northern Trust in 2005. From 1997 to 2005, Mr. Cole was with Lincoln Equity Management, LLC. From 2003 to 2005, he served as the Chief Operating Officer and Managing Director and during the past five years he has managed various equity portfolios. Mr. Mitchell joined Northern Trust in 1988 and during the past five years has managed various equity and balanced portfolios.



The manager for the INCOME EQUITY FUND is Theodore T. Southworth, Senior Vice President of Northern Trust. He has had such responsibility since 1995. Mr. Southworth joined Northern Trust in 1984 and during the past five years has managed various equity portfolios.



The managers for the INTERNATIONAL GROWTH EQUITY FUND are Stephen Dowds, Senior Vice President and Diane Jones, Vice President of Northern Trust. Mr. Dowds has had such responsibility since February 2005, and Ms. Jones since November 2002. Mr. Dowds joined Northern Trust in March 2004. From 1995 to 2004, Mr. Dowds was Chief Investment Officer at Dryden Capital Management (a Division of Prudential-Bache International). Ms. Jones joined Northern Trust in August 2000 and has managed various equity portfolios.



The managers for the LARGE CAP VALUE FUND are Stephen K. Kent, Jr. and Betsy Turner, each a Senior Vice President of Northern Trust, and Stephen G. Atkins, Vice President of Northern Trust. Mr. Kent has had such responsibility since March 2004, Ms. Turner since January 2004, and Mr. Atkins since September 2004. Prior to joining Northern Trust in May 2000, the team leaders were with Carl Domino Associates, L.P., where they managed various equity and fixed income portfolios. They continued in such roles after joining Northern Trust.



The manager for the MID CAP GROWTH FUND is Christopher D. Guinther, Vice President of Northern Trust. He has had such responsibility since December 2005. Mr. Guinther joined Northern Trust in November 2005. From 2003 to 2005, he was an equity portfolio manager with Principal Financial Group. From 1996 to 2003, he was with Banc One Investment Advisors, where he was an equity analyst and portfolio manager.



The managers for the SELECT EQUITY FUND are John S. Cole and Robert N. Streed, both Senior Vice Presidents of Northern Trust. Mr. Cole has had such responsibility since September 2005 and Mr. Streed since April 1994. Mr. Streed joined Northern Trust in 1990 and during the past five years has managed various equity portfolios.



The manager for the SMALL CAP GROWTH FUND is Christopher D. Guinther, Vice President of Northern Trust. Mr. Guinther has had such responsibility since November 2005.



                      NORTHERN EQUITY FUNDS PROSPECTUS 37

The manager for the SMALL CAP VALUE FUND is Robert H. Bergson, Senior Vice President of Northern Trust. Mr. Bergson has had such responsibility since July 2001.



The managers for the TECHNOLOGY FUND are Deborah Koch, Vice President of Northern Trust and Matthew Peron, Senior Vice President of Northern Trust. Ms. Koch has had such responsibility since July 2004 and Mr. Peron since December 2005. Ms. Koch joined Northern Trust in 2003. From 2000 to 2003, Ms. Koch was a portfolio manager and senior analyst for technology portfolios at Strong Capital Management. Mr. Peron joined Northern Trust in November 2005. From January 2005 to November 2005, Mr. Peron was the deputy chief risk officer for Alliance Capital Management. From 2002 to 2005, he was a principal of Banc One Capital Markets and a fixed income and equity derivatives risk manager of Bank One. From 1997 to 2002, he was an equity portfolio manager and quantitative analyst at Lincoln Capital Management.


Additional information about the Fund Managers' compensation, other accounts managed by the Fund Managers and the Fund Managers' ownership of securities in the Funds is available in the Additional Statement.


                       38 NORTHERN EQUITY FUNDS PROSPECTUS

MANAGEMENT OF THE FUNDS

OTHER FUND SERVICES


TNTC serves as Transfer Agent and Custodian for each Fund. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI and PFPC Inc. ("PFPC") serve as Co-Administrators for the Funds. The fees that TNTC, NTI and PFPC receive for their services in these capacities are described under "Fund Fees and Expenses" and in the Additional Statement.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC also may render securities lending services to the Funds. For such services, TNTC may receive a fee of up to 35% of the net revenue earned by a Fund on each securities loan. In addition, cash collateral received by a Fund in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Funds and receive compensation for such services, if consistent with the Investment Company Act of 1940, as amended (the "1940 Act") and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Fund may or may not receive specific notice of such additional services and fees.


                      NORTHERN EQUITY FUNDS PROSPECTUS 39

PURCHASING AND SELLING SHARES


PURCHASING SHARES

You may purchase shares directly from Northern Funds or, if you maintain certain accounts, through Northern Trust and certain other institutions. If you have any questions or need assistance in opening an investment account or purchasing shares, call 800/595-9111.

OPENING AN ACCOUNT

DIRECTLY FROM THE FUNDS. You may open a shareholder account and purchase shares directly from the Funds with a minimum initial investment per Fund of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Funds reserve the right to waive these minimums.

For your convenience, there are a number of ways to invest directly in the
Funds:

--------------------------------------------------------------

BY MAIL
--------------------------------------------------------------

- Read this Prospectus carefully.

- Complete and sign the New Account Application.

- Enclose a check payable to Northern Funds.


- If you are investing on behalf of a corporation or other entity, your New Account Application must be accompanied by a certified corporate resolution or other acceptable evidence of authority (if applicable).



- Mail your check, certified corporate resolution (if needed) and completed New Account Application to:


  Northern Funds

  P.O. Box 75986

  Chicago, Illinois 60675-5986

- For overnight delivery use the following address:

  Northern Funds

  801 South Canal Street

  Chicago, Illinois 60607

- For subsequent investments:

 - Enclose your check with the investment slip portion of the confirmation of your previous investment; or

 - Indicate on your check or a separate piece of paper your name, address and account number.

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash, travelers checks, money orders and third party checks are not acceptable.

------------------------------------------------------------


BY WIRE OR AUTOMATED CLEARING HOUSE ("ACH") TRANSFER

------------------------------------------------------------

TO OPEN A NEW ACCOUNT:

- Call 800/595-9111 for instructions.

- Complete a New Account Application and send it to:

  Northern Funds

  P.O. Box 75986

  Chicago, IL 60675-5986

TO ADD TO AN EXISTING ACCOUNT:


- Have your bank wire federal funds or effect an ACH Transfer to:


  The Northern Trust Company

  Chicago, Illinois

  ABA Routing No. 0710-00152


  (Reference 10-Digit Fund account number)


  (Reference Shareholder's Name)

------------------------------------------------------------

BY DIRECT DEPOSIT
------------------------------------------------------------

TO PURCHASE ADDITIONAL SHARES:


- Determine if your employer has direct deposit capabilities through the ACH.


- Have your employer send payments to:

  ABA Routing No. 0710-00152


  (Reference 10-Digit Fund account number)


  (Reference Shareholder's Name)

- The minimum periodic investment for direct deposit is $50.


                       40 NORTHERN EQUITY FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

--------------------------------------------------------------

BY AUTOMATIC INVESTMENT
--------------------------------------------------------------

TO OPEN A NEW ACCOUNT:

- Complete a New Account Application, including the Automatic Investment section.

- Send it to:

  Northern Funds

  P.O. Box 75986

  Chicago, IL 60675-5986

- The minimum initial investment is $250; $50 for monthly minimum additions.

TO ADD TO AN EXISTING ACCOUNT:

- Call 800/595-9111 to obtain an Automatic Investment Plan Form.

- The minimum for automatic investment additions is $50.

If you discontinue participation in the plan, the Funds reserve the right to redeem your account involuntarily, upon 30 days' written notice, if the account's net asset value is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund's net asset value.

--------------------------------------------------------------

BY DIRECTED REINVESTMENT
--------------------------------------------------------------

You may elect to have your income dividend and capital gain distributions automatically invested in another Northern Funds account.

- Complete the "Choose Your Dividend and Capital Gain Distributions" section on the New Account Application.

- Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement).

--------------------------------------------------------------

BY EXCHANGE
--------------------------------------------------------------


You may open a new account or add to an existing account by exchanging shares of one Fund for shares of any other Fund offered by Northern Funds. See "Selling Shares--By Exchange."


------------------------------------------------------------

BY INTERNET
------------------------------------------------------------


You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northernfunds.com or contact your Relationship Manager.


------------------------------------------------------------

THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS
------------------------------------------------------------

If you have an account with Northern Trust, you may purchase Northern Funds shares through Northern Trust. You also may purchase shares through other financial institutions that have entered into agreements with Northern Funds. To determine whether you may purchase shares through your institution, contact your institution directly or call 800/595-9111. Northern Trust and other financial institutions may impose charges against your account which will reduce the net return on an investment in a Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.


                      NORTHERN EQUITY FUNDS PROSPECTUS 41

SELLING SHARES

REDEEMING AND EXCHANGING DIRECTLY FROM THE FUNDS. If you purchased Northern Funds directly or, if you purchased your shares through an account at Northern Trust or another financial institution and you appear on Northern Funds records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

--------------------------------------------------------------

BY MAIL
--------------------------------------------------------------

SEND A WRITTEN REQUEST TO:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

THE REDEMPTION REQUEST MUST INCLUDE:

- The number of shares or the dollar amount to be redeemed;

- The Fund account number;

- The signatures of all account owners;

- A signature guarantee also is required if:

 - The proceeds are to be sent elsewhere than the address of record, or

 - The redemption amount is greater than $50,000.

--------------------------------------------------------------

BY WIRE
--------------------------------------------------------------

If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated account.

- You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank.

- Call the Transfer Agent at 800/595-9111 for instructions.

- The minimum amount that may be redeemed by this method is $250.

------------------------------------------------------------

BY SYSTEMATIC WITHDRAWAL
------------------------------------------------------------

If you own shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other Northern Funds.

- Call 800/595-9111 for an application form and additional information.

- The minimum amount is $250 per withdrawal.

------------------------------------------------------------

BY EXCHANGE
------------------------------------------------------------

Northern Funds offers you the ability to exchange shares of one Fund in the Northern Funds family for another Fund in the Northern Funds family.

- When opening an account, complete the Exchange Privilege section of the New Account Application or, if your account is already opened, send a written request to:

  Northern Funds

  P.O. Box 75986

  Chicago, IL 60675-5986

- Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an
  IRA).

- Call 800/595-9111 for more information.

------------------------------------------------------------

BY TELEPHONE
------------------------------------------------------------

If you authorize the telephone privilege on your New Account Application, you may redeem Northern Funds shares by telephone.

- If your account is already opened, send a written request to:

  Northern Funds

  P.O. Box 75986

  Chicago, IL 60675-5986

- The request must be signed by each owner of the account and must be accompanied by signature guarantees.

- Call 800/595-9111 to use the telephone privilege.


                       42 NORTHERN EQUITY FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT


- During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such an event, shareholders should follow the procedures outlined on page 42 under "Selling Shares--By Mail" and outlined below under "Selling Shares--By Internet."


--------------------------------------------------------------

BY INTERNET
--------------------------------------------------------------


You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northernfunds.com or contact your Relationship Manager.


--------------------------------------------------------------

REDEEMING AND EXCHANGING THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS
--------------------------------------------------------------

If you purchased your Northern Funds shares through an account at Northern Trust or through another financial institution, you may redeem or exchange your shares according to the instructions pertaining to that account.


- Although Northern Funds imposes no charges when you redeem (other than the 2% redemption fee charged for shares of the Emerging Markets Equity and International Growth Equity Funds held for less than 30 days), when shares are purchased through Northern Trust or through other financial institutions, a fee may be charged by those institutions for providing services in connection with your account.



- Contact your account representative at Northern Trust or through another financial institution for more information about redemptions or exchanges.



                      NORTHERN EQUITY FUNDS PROSPECTUS 43

ACCOUNT POLICIES AND OTHER INFORMATION


CALCULATING SHARE PRICE. Northern Funds issues shares and redeems shares at net asset value ("NAV"). The NAV for each Fund is calculated by dividing the value of the Fund's net assets by the number of the Fund's outstanding shares. The NAV is calculated on each Business Day as of 3:00 p.m., Central time, for each Fund. The NAV used in determining the price of your shares is the one calculated after your purchase order is received and accepted and after your exchange or redemption order is received in good order as described below.


Investments of the Funds for which market quotations are readily available are priced at their market value. If market quotations are not readily available, or if it is believed that such quotations do not accurately reflect fair value, the fair value of the Funds' investments may be otherwise determined in good faith under procedures established by the Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust's fair value procedures. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Fund's NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, governmental actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by a Fund are valued at their amortized cost which, according to the Investment Advisers, approximates market value.


A Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m., Central time, on any Business Day will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day's closing share price for the applicable Fund(s), provided that one of the following occurs:

- The Transfer Agent receives payment by 3:00 p.m., Central time, on the same Business Day; or

- The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with Northern Funds and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day or on the next Business Day, depending on the terms of Northern Funds' agreement with the intermediary.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed on the next Business Day, at that day's closing share price for the applicable Fund(s), provided that payment is made as noted above.

MISCELLANEOUS PURCHASE INFORMATION.

- You will be responsible for all losses and expenses of a Fund, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.


- You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For additional details,



                       44 NORTHERN EQUITY FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

  please go to northernfunds.com or contact your Relationship Manager.


- Exchanges into the Funds from another Fund in the Northern Funds family may be subject to any redemption fee imposed by the other Fund.


- Northern Funds reserves the right to reject any purchase order. The Funds also reserve the right to change or discontinue any of their purchase procedures.


- In certain circumstances, Northern Funds may advance the time by which purchase orders must be received. See "Early Closings" on page 49.



- Northern Funds may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds Center at P.O. Box 75986, Chicago, IL 60675-5986, calling 800/595-9111 or sending an e-mail to: northern-funds@ntrs.com.


TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 3:00 p.m., Central time, will be executed on the same day at that day's closing share price for the applicable Fund(s) (less any applicable redemption fee).


Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m., Central time, on a Business Day will be executed the next Business Day, at that day's closing share price for the applicable Fund(s) (less any applicable redemption fee). The proceeds will normally be sent or credited the following Business Day.



PAYMENT OF REDEMPTION PROCEEDS. Redemption proceeds normally will be sent or credited on the Business Day following the Business Day on which such redemption request is received in good order by the deadline noted above. However, if you have recently purchased shares with a check or through an electronic transaction, payment may be delayed as discussed on page 46 under "Miscellaneous Redemption Information."



REDEMPTION FEES. The Emerging Markets Equity and International Growth Equity Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out ("FIFO") method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made, and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.


The Funds are authorized to waive the redemption fee for the following transactions:

- Redemptions from omnibus accounts, fee-based programs and employer-sponsored defined contribution plans maintained by financial intermediaries that inform the Fund that they are unable to impose a redemption fee on their underlying customer accounts;

- Redemptions effected pursuant to asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

- Redemptions pursuant to systematic withdrawal plans and automatic exchange plans;

- Redemptions of shares acquired by reinvestment of dividends, distributions or other payments;

- Redemptions due to the death or the post-purchase disability of the beneficial owner of the account;

- Redemptions to satisfy minimum required distributions from retirement accounts;

- Redemptions representing the return of excess contributions in retirement accounts; and

- Redemptions initiated by the Fund.

In addition to the circumstances noted above, the Funds reserve the right to waive the redemption fee in its discretion where it believes such waiver is consistent with the best interests of the Fund, to the extent permitted by


                      NORTHERN EQUITY FUNDS PROSPECTUS 45
law. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days' prior written notice of any material changes, unless otherwise provided by law.

Currently, the Funds are limited in their ability to assess or collect the redemption fee on all shares redeemed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or does not collect the fee at the time of a redemption, the Fund will not receive the redemption fee. If Fund shares are redeemed by a financial intermediary at the direction of its customers, the Funds may not know whether a redemption fee is applicable or the identity of the customer who should pay the redemption fee. Due to operational requirements, a financial intermediary's method for tracking and calculating the redemption fee may differ in some respects from that used by the Funds. Customers purchasing shares from financial intermediaries should contact these intermediaries or refer to their account agreements or plan documents for more information on how the redemption fee is applied to their shares.


MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed New Account Application including a certified corporate resolution or other acceptable evidence of authority (if applicable). In addition, redemptions are subject to the following restrictions:


- Northern Funds may require any information reasonably necessary to ensure that a redemption has been duly authorized.

- Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

- Northern Funds reserves the right, on 30 days' written notice, to redeem the shares held in any account if, at the time of redemption, the net asset value of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in a Fund's net asset value.

- If you are redeeming recently purchased shares, your redemption request may not be honored until your check or electronic transaction has cleared. This may delay your transaction for up to 10 days.

- Northern Funds and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to Northern Funds and its shareholders or the Transfer Agent.


- You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For additional details, please go to northernfunds.com or contact your Relationship Manager.


- Northern Funds reserves the right to change or discontinue any of its redemption procedures.

- Northern Funds reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.


- In certain circumstances, Northern Funds may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page 49.


EXCHANGE PRIVILEGES. You may exchange shares of one Fund in the Northern Funds family for another only if the registration of both accounts is identical. Both accounts must have the same owner's name and title, if applicable. An exchange is a redemption of shares of one Fund that you own and the purchase of shares of another Fund that you are acquiring. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss.

Northern Funds reserves the right to change or discontinue the exchange privilege at any time upon 60 days' written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange,


                       46 NORTHERN EQUITY FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

you should read the Prospectus for the shares you are acquiring.


POLICIES AND PROCEDURES ON EXCESSIVE TRADING PRACTICES. In accordance with the policy adopted by the Board of Trustees, Northern Funds discourages market timing and other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only. Excessive, short-term (market timing) trading practices may disrupt fund management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares by long-term shareholders. The Funds that invest primarily in foreign securities may be susceptible to the risk of excessive, short-term trading due to the potential for time zone arbitrage. These risks may be enhanced with respect to Funds (such as the Emerging Markets Equity Fund) that invest principally in issuers located in emerging markets. Securities of emerging markets issuers tend to be less liquid than issuers located in developed markets, and Funds that invest principally in issuers located in emerging markets may therefore be subject to an increased risk of arbitrage. Northern Funds and Northern Trust reserve the right to reject or restrict purchase or exchange requests from any investor. Northern Funds and Northern Trust will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to Northern Funds and its shareholders (or Northern Trust), Northern Funds (or Northern Trust) will exercise this right if, in Northern Funds' (or Northern Trust's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of Northern Funds (or Northern Trust), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm Northern Funds or its shareholders or would subordinate the interests of Northern Funds or its shareholders to those of Northern Funds or any affiliated person or associated person of Northern Funds.



To deter excessive shareholder trading, a shareholder is restricted to no more than two "round trips" in a Fund during a calendar quarter. A "round trip" is a redemption or exchange out of a Fund followed by a purchase or exchange into the same Fund. In addition, the Emerging Markets Equity and the International Growth Equity Funds impose a redemption fee on redemptions made within 30 calendar days of purchase subject to certain exceptions. For further information, please see "Redemption Fees" on page 45. As described below and in "Redemption Fees" it should be noted that Northern Funds' ability to monitor and limit the trading activity of shareholders investing in a Fund through the omnibus account of a financial intermediary may be significantly limited or absent where the intermediary maintains the underlying shareholder accounts.


Pursuant to the policy adopted by the Board of Trustees, Northern Funds has developed criteria that it uses to identify trading activity that may be excessive. Northern Funds reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Northern Funds, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, Northern Funds detects excessive, short-term trading, whether or not the shareholder has made two round trips in a calendar quarter, Northern Funds may reject or restrict a purchase or exchange request and may further seek to close an investor's account with a Fund. Northern Funds may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Northern Funds will apply the criteria in a manner that, in Northern Funds' judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, retirement plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares


                      NORTHERN EQUITY FUNDS PROSPECTUS 47
by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. A number of these financial intermediaries may not have the capability or may not be willing to apply the Funds' market timing policies or any applicable redemption fee. While Northern Funds may monitor share turnover at the omnibus account level, a Fund's ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Northern Funds will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.


If necessary, Northern Funds may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the intermediary's customers. Financial intermediaries may also monitor their customers' trading activities in the Northern Funds.



For those Funds that charge redemption fees, Northern will ask financial intermediaries to assess redemption fees on shareholder accounts in appropriate cases and remit these fees to the affected Fund. Financial intermediaries will also be asked to enforce Northern Funds' excessive trading policies with respect to their customers who are shareholders in the Funds. Intermediaries may have varying practices in connection with the application of redemption fees and Northern Funds' excessive trading practices. There can be no assurance that the financial intermediaries will properly assess purchase or redemption fees or administer Northern Funds' excessive trading policies.



For those Northern Funds that charge redemption fees, intermediaries will be expected to begin to assess redemption fees within the next year. Some financial intermediaries may be provided additional time if needed to update their systems to enable them to assess redemption fees and identify excessive trading activity in the Northern Funds.


IN-KIND PURCHASES AND REDEMPTIONS. Northern Funds reserves the right to accept payment for shares in the form of securities that are permissible investments for a Fund. Northern Funds also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Fund. See the Additional Statement for further information about the terms of these purchases and redemptions.


TELEPHONE TRANSACTIONS. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, Northern Funds and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing or follow the procedures found on pages 41 or 43 for initiating transactions by the Internet.


The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

Northern Funds reserves the right to refuse a telephone redemption.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions, address of record or other account information only in writing. These instructions must be accompanied by a signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. Additional requirements may be imposed. In accordance with SEC regulations, the Funds and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.


                       48 NORTHERN EQUITY FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority must be provided. Additional requirements may be imposed by Northern Funds. In addition to the situations described in this Prospectus, Northern Funds may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.

BUSINESS DAY. A "Business Day" is each Monday through Friday when the New York Stock Exchange (the "Exchange") is open for business. For any given calendar year, the Funds will be closed on the following holidays or as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


GOOD ORDER. A purchase, redemption or exchange request is considered to be "in good order" when all necessary information is provided and all required documents are properly completed, signed and delivered including a certified corporate resolution or other acceptable evidence of authority (if applicable). Requests must include the following:


- The account number (if issued) and Fund name;

- The amount of the transaction, in dollar amount or number of shares;

- For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

- Required signature guarantees, if applicable;

- Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 800/595-9111 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account will not be considered to be "in good order" unless the investor has provided all information required by Northern Funds' "Customer Identification Program" described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires Northern Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with Northern Funds. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, Northern Funds reserves the right to: (a) place limits on account transactions until the investor's identity is verified; (b) refuse an investment in Northern Funds or (c) involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. Northern Funds and its agents will not be responsible for any loss in an investor's account resulting from an investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity is not verified.

EARLY CLOSINGS. The Funds reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes or closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Funds may, for any Business Day, decide to change the time as of which a Fund's NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

EMERGENCY EVENTS. In the event the Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 800/595-9111 or visit northernfunds.com.

FINANCIAL INTERMEDIARIES. Northern Funds may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment


                      NORTHERN EQUITY FUNDS PROSPECTUS 49
advisers), to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Funds. A Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund's per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

Northern Funds may enter into agreements with certain financial intermediaries, including affiliates of Northern Trust, that perform support and/or distribution services for their customers who own Fund shares ("Service Organizations"). These support services may include:

- assisting investors in processing purchase, exchange and redemption requests;

- processing dividend and distribution payments from the Funds;

- providing information to customers showing their positions in the Funds; and

- providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.

In addition, Service Organizations may provide distribution services, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares.

For their services, Service Organizations may receive fees from a Fund at annual rates of up to 0.25% of the average daily net asset value of the shares covered by their agreements. Because these fees are paid out of the Funds' assets on an on-going basis, they will increase the cost of your investment in the Funds.

Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, that provide services to their customers who invest in Northern Funds or whose customers purchase significant amounts of a Fund's shares. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Advisers (after adjustments). This additional compensation will be paid by Northern Trust or its affiliates and will not represent an additional expense to Northern Funds or its shareholders.

Investors purchasing shares through a financial intermediary should read their account agreements carefully. A financial intermediary's requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in a Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the investor may be required to redeem all or a portion of the investor's investment in a Fund.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Funds on behalf of their customers may be required to register as dealers.

Agreements that contemplate the provision of distribution services by Service Organizations and other financial intermediaries are governed by a Distribution and Service Plan (the "Plan") that has been adopted by Northern Funds pursuant to Rule 12b-1 under the 1940 Act.


                       50 NORTHERN EQUITY FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

Payments to Service Organizations and other financial intermediaries, including Northern Trust, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs. As of this date, the Plan has not been implemented with respect to the Funds.

PORTFOLIO HOLDINGS. The Funds, or their duly authorized service providers, may publicly disclose holdings of all Northern Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.


A complete schedule of each Fund's holdings, current as of calendar quarter-end will be available on the Funds' Web site at northernfunds.com no earlier than ten (10) calendar days after the end of the respective period. The Funds also will publish their top ten holdings on their Web site, current as of month end, no earlier than ten (10) calendar days after the end of the month. This information will remain available on the Web site at least until the Funds file with the SEC their semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Funds may terminate or modify this policy at any time without further notice to shareholders.


A further description of Northern Funds' Policy on Disclosure of Portfolio Holdings is available in the Additional Statement.


SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of September 30 and with an annual report containing audited financial statements as of March 31. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Funds Center by telephone at 800/595-9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986. You also may send an e-mail to northern-funds@ntrs.com. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.



                      NORTHERN EQUITY FUNDS PROSPECTUS 51

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF EACH FUND ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME FUND WITHOUT ANY SALES CHARGE.

--------------------------------------------------------------------------------


You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in shares of another Fund in the Northern Funds family at its NAV per share. If you would like to receive dividends or distributions in cash or have them reinvested in another Fund in the Northern Funds family, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in a Fund in the Northern Funds family in which you maintain an account.


The following table summarizes the general distribution policies for each of the Funds. A Fund may, in some years, pay additional dividends or make additional distributions to the extent necessary for the Fund to avoid incurring unnecessary tax liabilities or for other reasons.


                                                             --------------------------------------------------------------
                                                             Dividends, if any,                      Capital Gains, if any,
FUND                                                         Declared and Paid                         Declared and Paid
---------------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity                                          Annually                                   Annually
---------------------------------------------------------------------------------------------------------------------------
Enhanced Large Cap                                               Quarterly                                  Annually
---------------------------------------------------------------------------------------------------------------------------
Growth Equity                                                    Quarterly                                  Annually
---------------------------------------------------------------------------------------------------------------------------
Income Equity                                                     Monthly                                   Annually
---------------------------------------------------------------------------------------------------------------------------
International Growth Equity                                      Annually                                   Annually
---------------------------------------------------------------------------------------------------------------------------
Large Cap Value                                                  Annually                                   Annually
---------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                                   Quarterly                                  Annually
---------------------------------------------------------------------------------------------------------------------------
Select Equity                                                    Annually                                   Annually
---------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                                 Annually                                   Annually
---------------------------------------------------------------------------------------------------------------------------
Small Cap Value                                                  Annually                                   Annually
---------------------------------------------------------------------------------------------------------------------------
Technology                                                       Annually                                   Annually
---------------------------------------------------------------------------------------------------------------------------
                                                             --------------------------------------------------------------



                       52 NORTHERN EQUITY FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

TAX CONSIDERATIONS


Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain. Except as discussed below, you will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Fund (excess of long-term capital gain over short-term capital loss) will be taxable to you as long-term capital gain, regardless of how long you have held your shares.


Under current provisions of the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is reduced to 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Fund from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate of 15%, as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date. The amount of a Fund's distributions that qualify for this favorable treatment will be reduced as a result of a Fund's securities lending activities, by a high portfolio turnover rate or by investments in debt securities or "non-qualified" foreign corporations.


Dividends and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.


A portion of distributions paid by the Funds to shareholders who are corporations also may qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of such dividends may, however, be reduced as a result of a Fund's securities lending activities as described above. It is expected, however, that distributions paid by the Emerging Markets Equity Fund and the International Growth Equity Fund will generally not qualify for this deduction and a substantial portion of the distributions paid by the Income Equity Fund also will not qualify.


You will be notified annually of the tax status of distributions to you.


You should note that if you purchase shares of any Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as "buying into a dividend."


You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to the tax principles discussed above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

If you (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (b) are subject to withholding by the Internal Revenue Service for prior failure to properly include on


                      NORTHERN EQUITY FUNDS PROSPECTUS 53
your return payments of interest or dividends, or (c) have failed to certify to Northern Funds, when required to do so, that you are not subject to backup withholding or are an "exempt recipient," then Northern Funds will be required in certain cases to withhold and remit to the Internal Revenue Service 28% of the dividends and distributions payable to you.

There are certain tax requirements that the Funds must meet in order to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.

Shareholders also may be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund distributions, if any, that are attributable to interest on certain types of federal securities.


THE EMERGING MARKETS EQUITY AND INTERNATIONAL GROWTH EQUITY FUNDS. It is expected that the Emerging Markets Equity and International Growth Equity Funds will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Emerging Markets Equity and International Growth Equity Funds may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (a) to credit such proportionate amount of taxes against federal income tax liability or (b) to take such amount as an itemized deduction.



SUNSET TAX PROVISIONS. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision currently provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change for taxable years beginning after December 31, 2010.


CONSULT YOUR TAX PROFESSIONAL. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Funds. More tax information is provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.


                       54 NORTHERN EQUITY FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

RISKS, SECURITIES AND TECHNIQUES


THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS WHICH ARE SUMMARIZED IN THE RISK/RETURN SUMMARIES FOR EACH FUND. It also explores the various investment securities and techniques that the investment management team may use. The Funds may invest in other securities and are subject to further restrictions and risks that are described in the Additional Statement. Additionally, the Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Funds' investment objectives and policies.


--------------------------------------------------------------------------------

--------------------------------------------------------------

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------

INVESTMENT OBJECTIVES. A Fund's investment objective may be changed by Northern Funds' Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in a Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund.

DERIVATIVES. The Funds may purchase certain "derivative" instruments for hedging or speculative purposes. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices. Derivative securities include futures contracts, options, interest rate and currency swaps, equity swaps, forward currency contracts and structured securities (including collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments, including leveraged "inverse floaters").


Investment Strategy. Under normal market conditions, a Fund may to a moderate extent invest in derivative securities (other than the Income Equity Fund which may invest to a greater extent in derivatives) including structured securities, options, futures, swaps, and interest rate caps and floors if the potential risks and rewards are consistent with the Fund's objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, a Fund may make more significant investments in derivatives. The Funds may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position. The Funds also may use derivatives for speculative purposes to invest for potential income or capital gain. Each Fund may invest more than 5% of its assets in derivative instruments for non-hedging purposes (i.e., for potential income or gain).



Special Risks. Engaging in derivative transactions involves special risks, including (a) market risk that the Fund's derivatives position will lose value;
(b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the investment management team is accurate.


FOREIGN INVESTMENTS. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the U.S., and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges.


                      NORTHERN EQUITY FUNDS PROSPECTUS 55

They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and The International Bank for Reconstruction and Development, also known as the World
Bank) and international banking institutions and related government agencies.


Investment Strategy. The Emerging Markets Equity and International Growth Equity Funds intend to invest a substantial portion of their total assets in foreign securities. Although they invest primarily in the securities of U.S. issuers, the Growth Equity, Income Equity, Large Cap Value, Mid Cap Growth, Select Equity, Small Cap Growth, Small Cap Value and Technology Funds are permitted to invest up to 25% of their total assets in foreign securities including ADRs, EDRs and GDRs. Although it invests primarily in the securities of U.S. issuers, the Enhanced Large Cap Fund is permitted to invest in foreign securities including ADRs, EDRs and GDRs. These Funds also may invest in foreign time deposits and other short-term instruments. The Enhanced Large Cap Fund's direct investments in non-U.S. dollar denominated securities traded outside the U.S. are not expected to exceed 20% of the Fund's net assets.



The Emerging Markets Equity Fund intends to invest a substantial portion of its total assets in foreign countries that are considered emerging markets and may invest more than 25% of its assets in securities of issuers located in a single foreign country that is considered an emerging market. Such countries may include, but are not limited to, South Korea, Taiwan, Brazil, Mexico, South Africa and China. The International Growth Equity Fund may invest more than 25% of its total assets in the securities of issuers located in a single foreign country having securities markets that are highly developed, liquid and subject to extensive regulation. Such countries may include, but are not limited to, Japan, the United Kingdom, France, Germany and Switzerland. Additionally, the International Growth Equity Fund may invest up to 25% of its total assets in emerging markets.



General. Foreign securities involve special risks and costs, which are considered by the Investment Advisers in evaluating the creditworthiness of issuers and making investment decisions for the Funds. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security.


Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

While the Funds' investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Funds are valued in U.S. dollars. Currency exchange rates may fluctuate


                       56 NORTHERN EQUITY FUNDS PROSPECTUS
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RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

significantly over short periods of time causing a Fund's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Funds' respective net currency positions may expose them to risks independent of their securities positions.

On January 1, 1999, the European Economic and Monetary Union ("EMU") introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. In addition, Cyprus, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia and Slovenia became members of the EMU on May 1, 2004, but these countries will not adopt the euro as their new currency until they can show that their economies have converged with the economies of the euro zone.

The European Central Bank has control over each country's monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.


The change to the euro as a single currency is relatively new and untested. The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU") will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. In May 2005, voters in France and the Netherlands rejected ratification of the EU Constitution, causing some other countries to postpone moves toward ratification. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by certain Funds may be denominated in the euro.



Special Risks--Emerging Markets. Additional risks are involved when investing in countries with emerging economies or securities markets. The Emerging Markets Equity Fund invests primarily in emerging markets issuers. The other Funds may invest in emerging markets securities to a lesser extent. Emerging markets countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations, and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States, and may involve the Fund's delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement



                      NORTHERN EQUITY FUNDS PROSPECTUS 57
volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume or holdings of the Fund, the investment adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. As a result of these and other risks, investments in these countries generally present a greater risk of loss to a Fund.



Investments in some emerging countries, such as those located in Asia, may be restricted or controlled. In some countries, direct investments in securities may be prohibited and required to be made through investment funds controlled by such countries. These limitations may increase transaction costs and adversely affect a security's liquidity, price, and the rights of a Fund in connection with the security.



Unanticipated political, economic or social developments may affect the value of a Fund's investments in emerging market countries and the availability to the Fund of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.



Many emerging countries are subject to rapid currency devaluations and high inflation and/or economic recession and significant debt levels. These economic factors can have a material adverse affect on these countries' economies and their securities markets. Moreover, many emerging countries' economies are based on only a few industries and/or are heavily dependent on global trade. Therefore, they may be negatively affected by declining commodity prices, factors affecting their trading markets and partners, exchange controls and other trade barriers, currency valuations and other protectionist measures.



Many emerging countries also impose withholding or other taxes on foreign investments, which may be substantial and result in lower Fund returns.



The creditworthiness of firms used by a Fund to effect securities transactions in emerging countries may not be as strong as in some developed countries. As a result, a Fund could be subject to a greater risk of loss on its securities transactions if a firm defaults on its responsibilities.



A Fund's ability to manage its foreign currency may be restricted in emerging countries. As a result, a significant portion of a Fund's currency exposure in these countries may not be covered.


INITIAL PUBLIC OFFERINGS. An IPO is a company's first offering of stock to the public.


Investment Strategy. At times, the Mid Cap Growth, Small Cap Growth and Technology Funds may make significant investments in IPOs. The other Funds, to a lesser extent, also may invest in IPOs.


Special Risks. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase


                       58 NORTHERN EQUITY FUNDS PROSPECTUS
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RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

the turnover of a portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it subsequently will distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Funds' investments in IPO shares may include the securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

INVESTMENT GRADE SECURITIES. A security is considered investment grade if, at the time of purchase, it is rated:

- BBB or higher by S&P;

- Baa or higher by Moody's Investors Service, Inc. ("Moody's");

- BBB or higher by Fitch Ratings ("Fitch"); or

- BBB or higher by Dominion Bond Rating Service Limited ("Dominion").


A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as an NRSRO, even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if the Investment Advisers determine that the security is comparable in quality to a security that has been rated investment grade.



Investment Strategy. The Funds may invest in fixed income and convertible securities to the extent consistent with their respective investment objectives and policies. Except as stated in the next section entitled "Non-Investment Grade Securities," fixed income and convertible securities purchased by the Funds generally will be investment grade.


Special Risks. Although securities rated BBB by S&P, Dominion or Fitch, or Baa by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund and may be in default. The Investment Advisers will consider such an event in determining whether the Fund should continue to hold the security.

NON-INVESTMENT GRADE SECURITIES. Non-investment grade fixed income and convertible securities (sometimes referred to as "junk bonds") generally are rated BB or below by S&P, Dominion or Fitch, or Ba or below by Moody's (or have received a comparable rating from another NRSRO), or, if unrated, are determined to be of comparable quality by the Investment Advisers.


Investment Strategy. The Funds may invest up to 15% (100% in the case of the Income Equity Fund) of their total assets, measured at the time of purchase, in non-investment grade fixed income and convertible securities, when the investment management team determines that such securities are desirable in light of the Funds' investment objectives and portfolio mix.


Special Risks. Non-investment grade fixed income and convertible securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present

                      NORTHERN EQUITY FUNDS PROSPECTUS 59
a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund also may incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Investments in lower quality securities, whether rated or unrated, will be more dependent on the Investment Advisers' credit analysis than would be the case with investments in higher quality securities.

PORTFOLIO TURNOVER. The investment management team will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transaction costs, which could reduce a Fund's return. It also may result in higher short-term capital gains that are taxable to shareholders. See "Financial Highlights" for the Funds' historical portfolio turnover rates.


SMALL CAP INVESTMENTS. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include "unseasoned" issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.



                       60 NORTHERN EQUITY FUNDS PROSPECTUS
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RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

STRUCTURED SECURITIES. The value of such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations, where the principal repayment at maturity is determined by the value of a specified security or securities index.


Investment Strategy. Each Fund may invest in structured securities to the extent consistent with its investment objective and policies.


Special Risks. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.


TRACKING RISK. The Emerging Markets Equity Fund seeks to track the performance of its benchmark index.



Investment Strategy. The Investment Adviser invests substantially all of its net assets in equity securities in weightings that approximate the relative composition of the securities included in the MSCI Emerging Markets Index, ADRs, EDRs and in GDRs representing such stocks, and in MSCI Emerging Markets Index futures.



Special Risks. The Emerging Markets Equity Fund is subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. These factors may prevent the Fund from achieving its investment objective. Tracking risk tends to be enhanced in an emerging markets fund that attempts to track an index. This is because of increased transactional and custodial costs associated with emerging markets investments. In addition, securities included in the index tracked by the Fund are generally priced using end of the day pricing. However, the Fund uses fair value pricing when market quotations are not readily available, or if it is believed that market quotations do not accurately reflect fair value. The Fund's use of fair value pricing may result in it using different prices for securities included in the index than the closing prices used by the index, which will tend to result in increased tracking error. Additionally, the relatively lower trading volume and lesser liquidity of emerging markets may result in increased tracking error; for example, in meeting a large redemption request, the Fund may be forced to liquidate an investment at less favorable prices.


SPECIAL RISKS AND CONSIDERATIONS APPLICABLE TO THE TECHNOLOGY FUND. The Technology Fund's concentration in technology securities presents special risk considerations.

Investment Strategy. The Technology Fund invests principally in companies that develop, produce or distribute products and services related to advances in technology.

Special Risks. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Competitive pressures in the technology industry may affect negatively the financial condition of technology companies, and the Fund's concentration in technology securities may subject it to more volatile price movements than a more diversified securities portfolio. In certain instances, technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result of these and other reasons, investments in the technology industry can experience sudden and rapid appreciation and depreciation. You should, therefore, expect that the net asset value of the Fund's shares will be


                      NORTHERN EQUITY FUNDS PROSPECTUS 61
more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.


In addition, the Fund's investments may be concentrated in companies that develop or sell computer hardware or software and peripheral products, including computer components, which present the following additional risks. These companies are often dependent on the existence and health of other products or industries and face highly competitive pressures, product licensing, trademark and patent uncertainties and rapid technological changes which may have a significant effect on their financial condition. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth.


--------------------------------------------------------------

ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES
--------------------------------------------------------------


ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).



Investment Strategy. To the extent consistent with their respective investment objectives and policies, the Funds may purchase these and other types of asset-backed securities. Such securities are subject to the same quality requirements as the other types of fixed income securities held by a Fund.



Special Risks. In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.


BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Funds may borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest).

Investment Strategy. Each Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of the value of its total assets (including the amount borrowed). Each Fund also may borrow up to an additional 5% of the value of its total assets for temporary purposes. The Funds may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

Special Risks. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Funds decline in value while these transactions are outstanding, the net asset value of the Funds' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that
(a) the interest income earned by a Fund (from the investment of


                       62 NORTHERN EQUITY FUNDS PROSPECTUS
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RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Fund.

CONVERTIBLE SECURITIES. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Investment Strategy. The Funds may each acquire convertible securities. These securities are subject to the same rating requirements as fixed income securities held by a Fund.

Special Risks. The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security normally also will provide income and therefore is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's return and its ability to achieve its investment objective.

CUSTODIAL RECEIPTS. Custodial receipts are participations in trusts that hold U.S. government, bank, corporate or other obligations. They entitle the holder to future interest payments or principal payments or both on securities held by the custodian.


Investment Strategy. To the extent consistent with their respective investment objectives and policies, the Funds may invest a portion of their assets in custodial receipts.


Special Risks. Like other stripped obligations (which are described below), custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

EQUITY SWAPS. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return.

Investment Strategy. The Funds may invest in equity swaps. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

Special Risks. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the investment management team does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss, which is potentially unlimited. The value of some components of an equity swap (such as the dividends on a common stock) also may be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults. Because equity swaps normally are illiquid, a Fund may not be able to terminate its obligations when desired.

EXCHANGE RATE-RELATED SECURITIES. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.

Investment Strategy. Each of the Funds may invest in exchange rate-related securities.

Special Risks. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign


                      NORTHERN EQUITY FUNDS PROSPECTUS 63
exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.


Investment Strategy. Each of the Funds may enter into forward currency exchange contracts for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. The Funds also may enter into these contracts for speculative purposes (i.e., to increase total return) or for cross-hedging purposes. Foreign currency exchange contracts will be used at the discretion of the investment management team, and no Fund is required to hedge its foreign currency positions.



Special Risks. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Fund's foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward currency exchange contracts may result in additional losses that are not otherwise related to changes in the value of the securities held by a Fund. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.


FUTURES CONTRACTS AND RELATED OPTIONS. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.


Investment Strategy. To the extent consistent with its investment objective and policies, each Fund may invest in futures contracts and options on futures contracts on domestic or foreign exchanges or boards of trade. These investments may be used for hedging purposes to seek to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs.


The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Special Risks. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.


ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see "Insurance Funding Agreements" on page 65), certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject



                       64 NORTHERN EQUITY FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

Investment Strategy. Each Fund may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and policies, the Funds may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the Investment Advisers determine, under guidelines approved by the Northern Funds' Board of Trustees, that an adequate trading market exists.

Special Risks. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund. The practice of investing in Rule 144A Securities could increase the level of a Fund's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INSURANCE FUNDING AGREEMENTS. An insurance funding agreement ("IFA") is an agreement that requires a Fund to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Fund for a set time period.

Investment Strategy. The Funds may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Advisers.


Special Risks. IFAs are not insured by a government agency -- they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.


INTEREST RATE SWAPS, CURRENCY SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, AND INTEREST RATE FLOORS, CAPS AND COLLARS. Interest rate and currency swaps are contracts that obligate a Fund and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

Investment Strategy. To the extent consistent with their respective investment objectives and policies, the Funds may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return.

Special Risks. The use of swaps and interest rate floors, caps and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If an Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these instruments were not used. Because these instruments normally are illiquid, a Fund may not be able to terminate its obligations when desired. In addition, if a Fund is obligated to pay the return under the terms of a total rate of return swap, Fund losses due to unanticipated market movements potentially are unlimited. A Fund also may suffer a loss if the other party to a transaction defaults.


                      NORTHERN EQUITY FUNDS PROSPECTUS 65

INVESTMENT COMPANIES. To the extent consistent with their respective investment objectives and policies, the Funds may invest in securities issued by other investment companies, including money market funds, index funds, "country funds" (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iShares(SM), S&P's Depositary Receipts ("SPDRs") and other exchange-traded funds ("ETFs"). Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Funds may invest include money market funds which the Investment Advisers or any of their affiliates serve as investment advisers.

Investment Strategy. Investments by a Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Special Risks. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that company. It also would bear a proportionate share of any fees and expenses paid by that company. These expenses would be in addition to the advisory and other fees paid directly by the Fund. A Fund's investment in an ETF involves other considerations. In particular, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in "creation units" and are not redeemable individually except upon termination of the ETF. To redeem, a Fund must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of a small holding of an ETF, therefore, will depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF's net asset value.

OPTIONS. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option.


Investment Strategy. To the extent consistent with its investment objective and policies, each Fund may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies. A Fund will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The total value of a Fund's assets subject to options written by the Fund will not be greater than 25% of its net assets at the time the option is written. A Fund may "cover" a call option by owning the security underlying the option or through other means. Put options written by a Fund are "secured" if the Fund maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.


Special Risks. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets.

Each Fund will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Advisers. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.


                       66 NORTHERN EQUITY FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

PREFERRED STOCK. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners.

Investment Strategy. Each Fund may invest in preferred stocks.

Special Risks. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.

Investment Strategy. The Funds may invest in REITs.

Special Risks. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT's manager. REITs also are subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by a Fund subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

Investment Strategy. Each Fund may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Advisers. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement never will occur more than one year after a Fund acquires the securities.

Special Risks. In the event of a default, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is unenforceable by the Fund.

SECURITIES LENDING. In order to generate additional income, the Funds may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Funds will receive collateral equal to at least 100% of the value of the securities loaned.

Investment Strategy. Securities lending may represent no more than one-third of the value of a Fund's total assets (including the loan collateral). Any cash collateral received by a Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market funds. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding a Fund's investments in particular types of securities.

Special Risks. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and possibly may incur a capital loss. A Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of a Fund's distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of a Fund's distributions that qualify for the dividends received deduction available to corporate shareholders (together, "qualifying dividends") may be reduced as a result of such Fund's securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by such Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend.

SHORT SALES AGAINST-THE-BOX. A short sale against-the-box is a short sale such that at all times when the short


                      NORTHERN EQUITY FUNDS PROSPECTUS 67
position is open the seller owns or has the right to obtain, at no added cost, an equal amount of securities identical to those sold short.

Investment Strategy. To the extent consistent with their investment objectives and policies, the Funds may make short sales against-the-box.

Special Risks. If a Fund sells securities short against-the-box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it actually had sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short position with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

STRIPPED OBLIGATIONS. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.


Investment Strategy. To the extent consistent with their respective investment objectives and policies, the Funds may purchase stripped securities.


Special Risks. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Funds and adversely affect a Fund's total return.


TEMPORARY INVESTMENTS. The Funds temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high-quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits), and repurchase agreements with maturities of 13 months or less.



Investment Strategy. A Fund temporarily may hold cash or invest all or any portion of its assets in short-term obligations pending investment or to meet anticipated redemption requests. A Fund also may hold cash or invest in short-term obligations, longer-term debt obligations or preferred stock as a temporary measure mainly designed to limit a Fund's losses in response to adverse market, economic or other conditions when the Investment Advisers believe that it is in the best interest of the Fund to pursue such a defensive strategy. The Investment Advisers may, however, choose not to make such temporary investments even in very volatile or adverse conditions.


Special Risks. A Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. A Fund also may miss investment opportunities and have a lower total return during these periods.


UNITED STATES GOVERNMENT OBLIGATIONS. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, an agency, instrumentality or sponsored enterprise thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.



Investment Strategy. To the extent consistent with its investment objective and policies, each Fund may invest in a variety of U.S. Treasury obligations and in obligations



                       68 NORTHERN EQUITY FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION


issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.


Special Risks. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters"). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.


Investment Strategy. Each Fund may invest in variable and floating rate instruments to the extent consistent with its investment objective and policies.


Special Risks. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Funds are not entitled to exercise their demand rights. As a result, the Funds could suffer a loss with respect to these instruments.

WARRANTS. A warrant represents the right to purchase a security at a predetermined price for a specified period of time.

Investment Strategy. Each Fund may invest in warrants and similar rights. A Fund also may purchase bonds that are issued in tandem with warrants.

Special Risks. Warrants are derivative instruments that present risks similar to options.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

Investment Strategy. Each Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Funds generally would purchase securities in these transactions with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

Special Risks. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. These are securities issued at a discount from their


                      NORTHERN EQUITY FUNDS PROSPECTUS 69
face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.


Investment Strategy. Each Fund may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective and policies.


Special Risks. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Fund to sell some of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

DISCLAIMERS


The Large Cap Value Fund is not sponsored, endorsed, sold or promoted by S&P, nor does S&P guarantee the accuracy and/or completeness of the S&P 500 Index or S&P 500/Citigroup Value Index or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or by any entity from the use of the S&P 500 Index or S&P 500/Citigroup Value Index or by any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the S&P 500 Index or S&P 500/Citigroup Value Index or any data included therein.



The Mid Cap Growth Fund, Small Cap Growth Fund and Small Cap Value Fund are not sponsored, endorsed, sold or promoted by Russell, nor does Russell guarantee the accuracy and/or completeness of the Russell Midcap Index, Russell 2000 Index or any data included therein. Russell makes no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or any entity from the use of the Russell Midcap Index, Russell 2000 Index or any data included therein. Russell makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose with respect to the Russell Midcap Index, Russell 2000 Index or any data included therein.



The Emerging Markets Equity Fund is not sponsored, endorsed, sold or promoted by MSCI, nor does MSCI guarantee the accuracy and/or completeness of the MSCI Emerging Markets Index or any data included therein. MSCI makes no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or by any entity from the use of the MSCI Emerging Markets Index or any data included therein. MSCI makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the MSCI Emerging Markets Index or any data included therein. The Additional Statement contains a more detailed description of the limited relationship MSCI has with Northern Trust and the Emerging Markets Equity Fund.



"Archipelago(R)", "NYSE ARCA(SM)" and "NYSE ARCA Tech 100(SM)" are trademarks of the NYSE Group, Inc. and Archipelago Holdings, Inc. and have been licensed for use by the Northern Trust. Neither NYSE Group, Inc. nor Archipelago Holdings, Inc. makes any recommendation concerning the advisability of investing in the Product.


TNTC is sometimes referred to as "The Northern Trust Bank" in advertisements and other sales literature.


                       70 NORTHERN EQUITY FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

FINANCIAL INFORMATION



THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND A FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF THE FUND'S OPERATIONS). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund for a share held for the entire period (assuming reinvestment of all dividends and distributions). The financial highlights for the fiscal years ended March 31, 2006, March 31, 2005, March 31, 2004, and March 31, 2003, have been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request and without charge. The financial highlights for the fiscal year ended March 31, 2002, were audited by the Funds' former independent accounting firm.



The Emerging Markets Equity Fund commenced operations on April 25, 2006, and its shares had not previously been offered; therefore, the Fund does not have previous financial history. Additional information about the Emerging Markets Equity Fund's financial performance will be available in the Fund's annual and semiannual reports to shareholders when they are prepared.


--------------------------------------------------------------------------------


                      NORTHERN EQUITY FUNDS PROSPECTUS 71

FINANCIAL HIGHLIGHTS                       FOR THE FISCAL PERIOD ENDED MARCH 31,


----------------------------------------------------------------------------------------------------------------------------
                                                                              ENHANCED LARGE CAP FUND
Selected per share data                                                                                           2006(3)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                               $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                                                             0.04

   Net realized and unrealized gains                                                                                 0.22

   Total from Investment Operations                                                                                  0.26
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                                                                      (0.04)
----------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                                                                        (0.04)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                     $10.22
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                                                                     2.58%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of period                                                                        $37,543

   Ratio to average net assets of:(2)

      Expenses, net of reimbursements                                                                               0.60%

      Expenses, before reimbursements                                                                               1.71%

      Net investment income, net of reimbursements                                                                  1.68%

      Net investment income, before reimbursements                                                                  0.57%

   Portfolio Turnover Rate                                                                                         22.05%
----------------------------------------------------------------------------------------------------------------------------



(1) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.



(2) Annualized for periods less than one year.



(3) Commenced investment operations on December 16, 2005.


                       72 NORTHERN EQUITY FUNDS PROSPECTUS

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION


-------------------------------------------------------------------------------------------------------------------------------
                                                                                     GROWTH EQUITY FUND
Selected per share data                                          2006         2005           2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                               $15.64       $15.00         $11.51       $15.66       $15.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                           0.07         0.09           0.01         0.04         0.02

   Net realized and unrealized gains (losses)                      1.60         0.64           3.49       (4.15)       (0.22)

   Total from Investment Operations                                1.67         0.73           3.50       (4.11)       (0.20)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                    (0.06)       (0.09)         (0.01)       (0.04)       (0.02)

   From net realized gains                                       (1.01)           --             --           --       (0.02)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                      (1.07)       (0.09)         (0.01)       (0.04)       (0.04)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                     $16.24       $15.64         $15.00       $11.51       $15.66
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                  10.72%        4.93%         30.41%     (26.25)%      (1.24)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                       $734,552     $728,760       $766,233     $562,961     $871,176

   Ratio to average net assets of:

      Expenses, net of waivers and reimbursements                 1.00%        1.00%          1.00%        1.00%        1.00%

      Expenses, before waivers and reimbursements                 1.24%        1.25%          1.25%        1.27%        1.30%

      Net investment income, net of waivers and
         reimbursements                                           0.42%        0.60%          0.06%        0.32%        0.13%

      Net investment income (loss), before waivers and
         reimbursements                                           0.18%        0.35%        (0.19)%        0.05%      (0.17)%

   Portfolio Turnover Rate                                       60.23%       86.61%        105.57%       50.79%       42.78%
-------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

                      NORTHERN EQUITY FUNDS PROSPECTUS 73

FINANCIAL HIGHLIGHTS (continued)            FOR THE FISCAL YEARS ENDED MARCH 31,
FINANCIAL INFORMATION (CONTINUED)


-------------------------------------------------------------------------------------------------------------------------------
                                                                                      INCOME EQUITY FUND
Selected per share data                                            2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                 $12.11       $12.11       $10.15       $11.41       $11.07

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.35         0.34         0.36         0.39         0.35

   Net realized and unrealized gains (losses)                        0.94         0.42         2.00       (1.27)         0.39

   Total from Investment Operations                                  1.29         0.76         2.36       (0.88)         0.74
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                      (0.37)       (0.46)       (0.40)       (0.38)       (0.35)

   From net realized gains                                         (0.97)       (0.30)           --           --       (0.05)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                        (1.34)       (0.76)       (0.40)       (0.38)       (0.40)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                       $12.06       $12.11       $12.11       $10.15       $11.41
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                    11.06%        6.45%       23.60%      (7.77)%        6.80%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $363,336     $343,905     $319,188     $217,944     $189,080

   Ratio to average net assets of:

      Expenses, net of waivers and reimbursements                   1.00%        1.00%        1.00%        1.00%        1.00%

      Expenses, before waivers and reimbursements                   1.34%        1.30%        1.27%        1.30%        1.33%

      Net investment income, net of waivers and
         reimbursements                                             2.80%        2.76%        3.20%        3.78%        3.13%

      Net investment income, before waivers and
         reimbursements                                             2.46%        2.46%        2.93%        3.48%        2.80%

   Portfolio Turnover Rate                                         74.74%       58.81%       84.84%       48.77%       60.90%
-------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

                       74 NORTHERN EQUITY FUNDS PROSPECTUS

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION


-------------------------------------------------------------------------------------------------------------------------------
                                                                               INTERNATIONAL GROWTH EQUITY FUND
Selected per share data                                            2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                  $10.51        $9.35       $5.98        $7.93        $9.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                              0.11         0.09          --         0.05         0.05

   Net realized and unrealized gains (losses)                         2.09         1.13        3.39       (1.95)       (1.15)

   Total from Investment Operations                                   2.20         1.22        3.39       (1.90)       (1.10)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income(1)                                    (0.09)       (0.06)      (0.02)       (0.05)       (0.01)

   From net realized gains                                              --           --          --           --       (0.01)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                         (0.09)       (0.06)      (0.02)       (0.05)       (0.02)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                        $12.62       $10.51       $9.35        $5.98        $7.93
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                                     21.00%       13.05%      56.78%     (23.97)%     (12.10)%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                        $1,414,412   $1,282,892    $586,529     $168,651     $239,135

   Ratio to average net assets of:

      Expenses, net of waivers and reimbursements                    1.25%        1.25%       1.25%     1.26%(3)     1.26%(3)

      Expenses, before waivers and reimbursements                    1.49%        1.45%       1.50%        1.56%        1.63%

      Net investment income, net of waivers and
         reimbursements                                              0.93%        1.15%       0.40%        0.65%        0.42%

      Net investment income, before waivers and
         reimbursements                                              0.69%        0.95%       0.15%        0.35%        0.05%

   Portfolio Turnover Rate                                          98.16%       63.85%      73.36%      182.39%      222.75%
-------------------------------------------------------------------------------------------------------------------------------


(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3) Expense ratios, net of waivers and reimbursements, for the year would have been 1.25%, absent the effect of interest expense incurred by the Fund's temporary borrowings against a line of credit.

                      NORTHERN EQUITY FUNDS PROSPECTUS 75

FINANCIAL HIGHLIGHTS (continued)            FOR THE FISCAL YEARS ENDED MARCH 31,
FINANCIAL INFORMATION (CONTINUED)


-------------------------------------------------------------------------------------------------------------------------------
                                                                                     LARGE CAP VALUE FUND
Selected per share data                                            2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                  $13.44       $12.66       $8.93       $11.74       $10.97

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                              0.25         0.16        0.12         0.11         0.04

   Net realized and unrealized gains (losses)                         0.90         0.76        3.74       (2.81)         0.82

   Total from Investment Operations                                   1.15         0.92        3.86       (2.70)         0.86
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                       (0.23)       (0.14)      (0.13)       (0.11)       (0.07)

   From net realized gains                                          (1.00)           --          --           --       (0.02)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                         (1.23)       (0.14)      (0.13)       (0.11)       (0.09)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                        $13.36       $13.44      $12.66        $8.93       $11.74
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                      8.96%        7.31%      43.33%     (23.05)%        7.85%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                        $1,187,515   $1,175,150    $867,370     $428,735     $268,693

   Ratio to average net assets of:

      Expenses, net of waivers and reimbursements                    1.10%        1.10%       1.10%        1.10%        1.10%

      Expenses, before waivers and reimbursements                    1.29%        1.24%       1.24%        1.27%        1.34%

      Net investment income, net of waivers and
         reimbursements                                              1.80%        1.39%       1.30%        1.53%        1.26%

      Net investment income, before waivers and
         reimbursements                                              1.61%        1.25%       1.16%        1.36%        1.02%

   Portfolio Turnover Rate                                          33.10%       22.30%      15.08%       25.04%       19.22%
-------------------------------------------------------------------------------------------------------------------------------



(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.


                       76 NORTHERN EQUITY FUNDS PROSPECTUS

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION


--------------------------------------------------------------------------------------------------------------------------------
                                                                                      MID CAP GROWTH FUND
Selected per share data                                            2006         2005         2004         2003          2002
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                 $12.91       $12.47        $9.07       $11.65        $11.08

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment loss                                             (0.05)       (0.10)       (0.06)       (0.09)        (0.06)

   Net realized and unrealized gains (losses)                        2.20         0.54         3.46       (2.49)          0.63

   Total from Investment Operations                                  2.15         0.44         3.40       (2.58)          0.57
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                       $15.06       $12.91       $12.47        $9.07        $11.65
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                    16.65%        3.53%       37.49%     (22.15)%         5.14%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $319,933     $311,668     $365,064     $224,930      $330,005

   Ratio to average net assets of:

      Expenses, net of waivers and reimbursements                   1.00%        1.00%        1.00%        1.01%(2)      1.00%
      Expenses, before waivers and reimbursements                   1.26%        1.26%        1.26%        1.29%         1.32%

      Net investment loss, net of waivers and reimbursements      (0.26)%      (0.59)%      (0.64)%      (0.71)%       (0.50)%

      Net investment loss, before waivers and reimbursements      (0.52)%      (0.85)%      (0.90)%      (0.99)%       (0.82)%

   Portfolio Turnover Rate                                        149.57%      106.13%      228.75%      161.58%       220.46%
--------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) Expense ratio, net of waivers and reimbursements, for the year would have been 1.00%, absent the effect of interest expense incurred by the Fund's temporary borrowings against a line of credit.

                      NORTHERN EQUITY FUNDS PROSPECTUS 77

FINANCIAL HIGHLIGHTS (continued)            FOR THE FISCAL YEARS ENDED MARCH 31,
FINANCIAL INFORMATION (CONTINUED)


-------------------------------------------------------------------------------------------------------------------------------
                                                                                      SELECT EQUITY FUND
Selected per share data                                            2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                 $18.11       $17.86       $14.84       $19.52       $20.08

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                      0.04         0.07       (0.03)           --       (0.03)

   Net realized and unrealized gains (losses)                        2.05         0.25         3.05       (4.68)       (0.50)

   Total from Investment Operations                                  2.09         0.32         3.02       (4.68)       (0.53)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                      (0.03)       (0.07)           --           --           --

   From net realized gains                                             --           --           --           --       (0.03)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                        (0.03)       (0.07)           --           --       (0.03)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                       $20.17       $18.11       $17.86       $14.84       $19.52
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                    11.56%        1.76%       20.35%     (24.02)%      (2.57)%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $245,468     $307,334     $425,965     $394,283     $428,848

   Ratio to average net assets of:

      Expenses, net of waivers and reimbursements                   1.00%        1.00%        1.00%        1.00%        1.00%

      Expenses, before waivers and reimbursements                   1.27%        1.42%        1.32%        1.40%        1.54%

      Net investment income (loss), net of waivers and
         reimbursements                                             0.17%        0.39%      (0.15)%      (0.06)%      (0.17)%

      Net investment loss, before waivers and reimbursements      (0.10)%      (0.03)%      (0.47)%      (0.46)%      (0.71)%

   Portfolio Turnover Rate                                        145.09%      206.70%      200.55%      187.80%      151.19%
-------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

                       78 NORTHERN EQUITY FUNDS PROSPECTUS

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION


-------------------------------------------------------------------------------------------------------------------------------
                                                                                    SMALL CAP GROWTH FUND
Selected per share data                                            2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $10.32        $9.79         $6.74        $9.58        $9.34

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment loss                                            (0.13)       (0.26)        (0.08)       (0.12)       (0.10)

   Net realized and unrealized gains (losses)                       2.74         0.79          3.13       (2.72)         0.34

   Total from Investment Operations                                 2.61         0.53          3.05       (2.84)         0.24
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $12.93       $10.32         $9.79        $6.74        $9.58
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                   25.29%        5.41%        45.25%     (29.65)%        2.57%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $68,010      $74,082      $178,801     $121,679     $223,743

   Ratio to average net assets of:

      Expenses, net of waivers and reimbursements                  1.25%        1.26%(2)      1.25%        1.25%        1.25%
      Expenses, before waivers and reimbursements                  1.52%        1.49%         1.44%        1.48%        1.52%

      Net investment loss, net of waivers and reimbursements     (0.67)%      (0.88)%       (0.87)%      (0.92)%      (1.00)%

      Net investment loss, before waivers and reimbursements     (0.94)%      (1.11)%       (1.06)%      (1.15)%      (1.27)%

   Portfolio Turnover Rate                                       150.83%      145.26%       291.99%      310.96%      379.64%
-------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) Expense ratio, net of waivers and reimbursements, for the year would have been 1.25%, absent the effect of interest expense incurred by the Fund's temporary borrowing against a line of credit.

                      NORTHERN EQUITY FUNDS PROSPECTUS 79

FINANCIAL HIGHLIGHTS (continued)            FOR THE FISCAL YEARS ENDED MARCH 31,
FINANCIAL INFORMATION (CONTINUED)


-------------------------------------------------------------------------------------------------------------------------------
                                                                                     SMALL CAP VALUE FUND
Selected per share data                                            2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                 $15.15       $14.23        $9.00       $11.41        $9.63

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.13         0.10         0.10         0.12         0.05

   Net realized and unrealized gains (losses)                        3.57         1.76         5.23       (2.49)         2.25

   Total from Investment Operations                                  3.70         1.86         5.33       (2.37)         2.30
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                      (0.08)       (0.14)       (0.10)       (0.04)       (0.01)

   From net realized gains                                         (1.18)       (0.80)           --           --       (0.51)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                        (1.26)       (0.94)       (0.10)       (0.04)       (0.52)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                       $17.59       $15.15       $14.23        $9.00       $11.41
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                    25.55%       13.11%       59.34%     (20.76)%       24.61%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $611,728     $482,494     $396,966     $235,801     $287,918

   Ratio to average net assets of:

      Expenses, net of waivers and reimbursements                   1.00%        1.00%        1.00%        1.00%        1.00%

      Expenses, before waivers and reimbursements                   1.28%        1.28%        1.27%        1.40%        1.57%

      Net investment income, net of waivers and
         reimbursements                                             0.85%        0.79%        0.91%        1.18%        0.56%

      Net investment income (loss), before waivers and
         reimbursements                                             0.57%        0.51%        0.64%        0.78%      (0.01)%

   Portfolio Turnover Rate                                         31.58%       23.07%       50.46%       69.44%       76.63%
-------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

                       80 NORTHERN EQUITY FUNDS PROSPECTUS

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION


-------------------------------------------------------------------------------------------------------------------------------
                                                                                       TECHNOLOGY FUND
Selected per share data                                            2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                 $10.48       $11.52        $7.39       $11.46       $13.02

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment loss                                             (0.11)       (0.14)       (0.11)       (0.11)       (0.14)

   Net realized and unrealized gains (losses)                        1.85       (0.90)         4.24       (3.96)       (1.42)

   Total from Investment Operations                                  1.74       (1.04)         4.13       (4.07)       (1.56)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                       $12.22       $10.48       $11.52        $7.39       $11.46
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                    16.60%      (9.03)%       55.89%     (35.57)%     (11.90)%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $209,298     $255,160     $400,847     $277,679     $533,694

   Ratio to average net assets of:

      Expenses, net of waivers and reimbursements                   1.25%        1.25%        1.25%        1.25%        1.25%
      Expenses, before waivers and reimbursements                   1.43%        1.48%        1.47%        1.53%        1.54%

      Net investment loss, net of waivers and reimbursements      (0.54)%      (0.69)%      (0.92)%      (0.90)%      (0.96)%

      Net investment loss, before waivers and reimbursements      (0.72)%      (0.92)%      (1.14)%      (1.18)%      (1.25)%

   Portfolio Turnover Rate                                         75.95%       29.78%       60.58%       61.72%       76.15%
-------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

                      NORTHERN EQUITY FUNDS PROSPECTUS 81

                       THIS PAGE INTENTIONALLY LEFT BLANK


                       82 NORTHERN EQUITY FUNDS PROSPECTUS

                       THIS PAGE INTENTIONALLY LEFT BLANK


                      NORTHERN EQUITY FUNDS PROSPECTUS 83

FOR MORE INFORMATION


ANNUAL/SEMIANNUAL REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Funds and their policies also is available in the Funds' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).


The Funds' annual and semiannual reports and the Additional Statement are available free upon request by calling the Northern Funds Center at 800/595-9111.


TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

------------------------------------------------------------

BY TELEPHONE
------------------------------------------------------------

Call 800/595-9111

------------------------------------------------------------

BY MAIL
------------------------------------------------------------

Northern Funds
P.O. Box 75986
Chicago, IL 60675-5986

------------------------------------------------------------

ON THE INTERNET
------------------------------------------------------------

The Funds' documents are available online and may be downloaded from:

- The SEC's Web site at sec.gov (text-only).

- Northern Funds' Web site at northernfunds.com.


You may review and obtain copies of Northern Funds' documents by visiting the SEC's Public Reference Room in Washington, D.C. You also may obtain copies of Northern Funds' documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202/551-8090.


811-08236


                       84 NORTHERN EQUITY FUNDS PROSPECTUS

        NORTHERN EQUITY INDEX FUNDS



        - GLOBAL REAL ESTATE INDEX FUND

        - INTERNATIONAL EQUITY INDEX FUND
        - MID CAP INDEX FUND
        - SMALL CAP INDEX FUND
        - STOCK INDEX FUND



         ------------------------------------------------------------------------------------------------------------

               PROSPECTUS DATED JULY 31, 2006            An investment in a Fund is not a deposit of any bank and is
         ------------------------------------------      not insured or guaranteed by the Federal Deposit Insurance
                                                         Corporation ("FDIC") or any other government agency. An
                                                         investment in a Fund involves investment risks, including
                                                         possible loss of principal.
                                                         The Securities and Exchange Commission ("SEC") has not
                                                         approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the
                                                         contrary is a criminal offense.
                                                         Shares of Northern Funds are distributed by Northern Funds
                                                         Distributors, LLC, 301 Bellevue Parkway, Wilmington, DE
                                                         19809. Northern Funds Distributors, LLC is not affiliated
                                                         with Northern Trust.


NORTHERN FUNDS PROSPECTUS

TABLE OF CONTENTS


------------------------------------------------------
RISK/RETURN SUMMARY
------------------------------------------------------
Information about the objectives, principal
strategies, and risk characteristics of each Fund.
OVERVIEW
     3    Definitions
4    EQUITY INDEX FUNDS
     4    Global Real Estate Index Fund
     5    International Equity Index Fund
     6    Mid Cap Index Fund
     7    Small Cap Index Fund
     8    Stock Index Fund
9    PRINCIPAL INVESTMENT RISKS
12   FUND PERFORMANCE
     13   Small Cap Index Fund
     14   Stock Index Fund
15   BROAD-BASED SECURITIES MARKET INDICES
16   FUND FEES AND EXPENSES
------------------------------------------------------
MANAGEMENT OF THE FUNDS
------------------------------------------------------
Details that apply to the Funds as a group.
20   INVESTMENT ADVISER
21   ADVISORY FEES
22   FUND MANAGEMENT
23   OTHER FUND SERVICES
------------------------------------------------------
ABOUT YOUR ACCOUNT
------------------------------------------------------
How to open, maintain and close an account.
24   PURCHASING AND SELLING SHARES
     24   Purchasing Shares
     24   Opening an Account
     26   Selling Shares
28   ACCOUNT POLICIES AND OTHER INFORMATION
     28   Calculating Share Price
     28   Timing of Purchase Requests
     28   Miscellaneous Purchase Information
     29   Timing of Redemption and Exchange Requests
     29   Payment of Redemption Proceeds
     29   Redemption Fees
     30   Miscellaneous Redemption Information
     30   Exchange Privileges
     31   Policies and Procedures on Excessive Trading
          Practices
     32   In-Kind Purchases and Redemptions
     32   Telephone Transactions
     32   Making Changes to Your Account Information
     32   Signature Guarantees
     33   Business Day
     33   Good Order
     33   Customer Identification Program
     33   Early Closings
     33   Emergency Events
     33   Financial Intermediaries
     35   Portfolio Holdings
     35   Shareholder Communications
36   DIVIDENDS AND DISTRIBUTIONS
37   TAX CONSIDERATIONS
------------------------------------------------------
RISKS, SECURITIES, TECHNIQUES AND
FINANCIAL INFORMATION
------------------------------------------------------
39   RISKS, SECURITIES AND TECHNIQUES
     39   Additional Information on Investment
          Objectives, Principal Investment Strategies
          and Related Risks
     45   Additional Description of Securities and
          Common Investment Techniques
     54   Disclaimers
56   FINANCIAL INFORMATION
     57   Financial Highlights
------------------------------------------------------
FOR MORE INFORMATION
------------------------------------------------------
64   ANNUAL/SEMIANNUAL REPORTS
64   STATEMENT OF ADDITIONAL INFORMATION

OVERVIEW

NORTHERN FUNDS (THE "TRUST") IS A FAMILY OF NO-LOAD MUTUAL FUNDS THAT OFFERS A SELECTION OF FUNDS TO INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

--------------------------------------------------------------------------------

The descriptions on the following pages may help you choose the fund or funds that best fit your investment needs. Keep in mind, however, that no fund can guarantee it will meet its investment objective, and no fund should be relied upon as a complete investment program.


This Prospectus describes five equity index funds (the "Funds") currently offered by the Trust. The Trust also offers other funds, including additional equity, fixed income and money market funds, which are described in separate prospectuses.



In addition to the instruments described on the following pages, each Fund may use various investment techniques in seeking its investment objective. You can learn more about these techniques and their related risks by reading "Risks, Securities and Techniques" in this Prospectus beginning on page 39 and in the Statement of Additional Information ("Additional Statement").

------------------------------------------------------------

DEFINITIONS
------------------------------------------------------------


EQUITY INDEX FUNDS. Global Real Estate Index Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund. These Funds invest primarily in equity securities. As used in this Prospectus, the term "equity securities" includes common stocks, preferred stocks, interests in real estate investment trusts, convertible securities, investment companies, including exchange traded funds, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.


RISK/RETURN SUMMARY


                    NORTHERN EQUITY INDEX FUNDS PROSPECTUS 3

EQUITY INDEX FUNDS


GLOBAL REAL ESTATE INDEX FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------


The Fund seeks to provide investment results approximating the overall performance of the securities included in the FTSE(R)EPRA(R)/NAREIT(R) Global Real Estate Index ("FTSE EPRA/NAREIT Index").



The FTSE EPRA/NAREIT Index is a free float-adjusted market capitalization weighted index that is designed to reflect the stock performance of real estate companies and real estate investment trusts ("REITs") engaged in specific aspects of the North American, European and Asian real estate markets. As of June 30, 2006, the FTSE EPRA/ NAREIT Index consisted of issuers from the following 21 countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Italy, Japan, Netherlands, New Zealand, Poland, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.



FTSE International Limited, The European Public Real Estate Association (EPRA) and the National Association of Real Estate Investment Trusts (NAREIT) do not endorse any of the securities in the FTSE EPRA/NAREIT Index. These entities are not sponsors of the Northern Global Real Estate Index Fund and are not affiliated with the Fund in any way.


--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------


INVESTMENT STRATEGIES. Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in equity securities included in the FTSE EPRA/ NAREIT Index, in weightings that approximate the relative composition of the securities contained in the FTSE EPRA/NAREIT Index. Companies included in the FTSE EPRA/NAREIT Index are engaged principally in real estate activities, including ownership, trading and development of income-producing real estate, and include REITs.


The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the FTSE EPRA/NAREIT Index by using computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of investment management for the Fund, such as selecting securities on the basis of economic, financial and market analysis. Rather, the investment management team will buy and sell securities in response to changes in the FTSE EPRA/NAREIT Index. The Fund will have fees and transaction expense while the FTSE EPRA/NAREIT Index has none. Therefore, the Fund's returns may be below those of the FTSE EPRA/NAREIT Index.


The proportions of the Fund's assets allocated to each country will approximate and vary with the relative country weights in the FTSE/EPRA/NAREIT Index. As of June 30, 2006, the FTSE EPRA/NAREIT Index consisted primarily of issuers located in developed countries, concentrated in the following geographic areas: North America, Pacific Asia and Europe. As of the same date, more than 25% of the issuers in the FTSE EPRA/ NAREIT Index were located in the United States.



The Investment Adviser expects that under normal circumstances the quarterly performance of the Fund, before expense, will track the performance of the FTSE EPRA/NAREIT Index within a 0.95 correlation coefficient.



RISKS. These principal investment risks apply to the Fund: market, management, liquidity, stock, derivatives, tracking, currency, country, foreign regulatory, mid cap stock, small cap stock, IPO, real estate securities concentration, REIT, interest rate, and geographic concentration risks. See page 9 for a discussion of these risks.



More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 39 of this Prospectus.



                    4 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the MSCI EAFE(R) Index.


The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. As of June 30, 2006, the MSCI EAFE Index consisted of the following 21 developed market country indices:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.


Morgan Stanley Capital International ("MSCI") does not endorse any of the securities in the MSCI EAFE Index. It is not a sponsor of the International Equity Index Fund and is not affiliated with the Fund in any way.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------


INVESTMENT STRATEGIES. Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in the equity securities included in the MSCI EAFE Index, in weightings that approximate the relative composition of the securities contained in the MSCI EAFE Index, and in MSCI EAFE Index futures approved by the Commodity Futures Trading Commission ("CFTC").


The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the MSCI EAFE Index by using computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of investment management for the Fund, such as selecting securities on the basis of economic, financial and market analysis. Rather, the investment management team will buy and sell securities in response to changes in the MSCI EAFE Index. Because the Fund will have fees and transaction expenses (while the MSCI EAFE Index has none), returns are likely to be below those of the MSCI EAFE Index.

Because the proportion of assets allocated to each country will approximate the relative country weights in the MSCI EAFE Index, more than 25% of the Fund's assets may be invested in a single country (such as the United Kingdom and Japan). This may make the Fund's performance more dependent upon the performance of a single country than if the Fund allocated its assets among issuers in a larger number of countries.

The Investment Adviser expects that under normal circumstances the quarterly performance of the Fund, before expenses, will track the performance of the MSCI EAFE Index within a 0.95 correlation coefficient.


RISKS. These principal investment risks apply to the Fund: market, management, liquidity, stock, derivatives, tracking, currency, foreign regulatory and country risks. See page 9 for a discussion of these risks.



More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 39 of this Prospectus.


RISK/RETURN SUMMARY

                    NORTHERN EQUITY INDEX FUNDS PROSPECTUS 5

MID CAP INDEX FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------


The Fund seeks to provide investment results approximating the overall performance of the common stocks included in the Standard & Poor's MidCap 400(R) Composite Stock Price Index ("S&P MidCap 400 Index").



The S&P MidCap 400 Index is a composite stock price index of mid cap common stocks selected by Standard & Poor's. The companies chosen for inclusion in the S&P MidCap 400 Index tend to be industry leaders within the U.S. economy as determined by Standard & Poor's R Rating Services ("S&P"). However, companies are not selected by S&P for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. As of June 30, 2006, the market capitalization of the companies in the S&P Midcap Index 400 Index was between $350.1 million and $14.8 billion.


S&P does not endorse any stock in the S&P MidCap 400 Index. It is not a sponsor of the Mid Cap Index Fund and is not affiliated with the Fund in any way.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------


INVESTMENT STRATEGIES. Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in equity securities included in the S&P MidCap 400 Index, in weightings that approximate the relative composition of securities contained in the S&P MidCap 400 Index, and in S&P MidCap 400 Index futures approved by the CFTC.


The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the S&P MidCap 400 Index by using computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of investment management for the Fund, such as selecting securities on the basis of economic, financial and market analysis. Rather, the investment management team will buy and sell securities in response to changes in the S&P MidCap 400 Index. Because the Fund will have fees and transaction expenses (while the S&P MidCap 400 Index has none), returns are likely to be below those of the S&P MidCap 400 Index.

The Investment Adviser expects that under normal circumstances the quarterly performance of the Fund, before expenses, will track the performance of the S&P MidCap 400 Index within a 0.95 correlation coefficient.


RISKS. These principal investment risks apply to the Fund: market, management, liquidity, stock, derivatives, tracking, mid cap stock and technology securities risks. See page 9 for a discussion of these risks.



More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 39 of this Prospectus.



                    6 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

SMALL CAP INDEX FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------


The Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell 2000(R) Index.



The Russell 2000 Index is a market value-weighted index that includes stocks of the smallest 2,000 companies in the Russell 3000(R) Index. The Russell 3000 Index consists of stocks of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 2000 Index is widely considered representative of smaller company stock performance as a whole. The companies in the Russell 2000 Index are selected according to their total market capitalization. However, companies are not selected by Frank Russell Company ("Russell") for inclusion in the Russell 2000 Index because they are expected to have superior stock price performance relative to the stock market in general or other stocks in particular. As of June 30, 2006, the approximate market capitalization range of the companies included in the Russell 2000 Index was between $83 million and $2.3 billion.


Russell does not endorse any stock in the Russell 2000 Index. It is not a sponsor of the Small Cap Index Fund and is not affiliated with the Fund in any way.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------


INVESTMENT STRATEGIES. Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in the equity securities included in the Russell 2000 Index, in weightings that approximate the relative composition of securities contained in the Russell 2000 Index, and in Russell 2000 Index futures approved by the CFTC.


The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the Russell 2000 Index by using computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of investment management for the Fund, such as selecting securities on the basis of economic, financial and market analysis. Rather, the investment management team will buy and sell securities in response to changes in the Russell 2000 Index. Because the Fund will have fees and transaction expenses (while the Russell 2000 Index has none), returns are likely to be below those of the Russell 2000 Index.

The Investment Adviser expects that, under normal circumstances, the quarterly performance of the Fund, before expenses, will track the performance of the Russell 2000 Index within a 0.95 correlation coefficient.


RISKS. These principal investment risks apply to the Fund: market, management, liquidity, stock, derivatives, tracking, small cap stock and technology securities risks. See page 9 for a discussion of these risks.



More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 39 of this Prospectus.


RISK/RETURN SUMMARY

                    NORTHERN EQUITY INDEX FUNDS PROSPECTUS 7

STOCK INDEX FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------


The Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500(R) Index.



The S&P 500 Index is an unmanaged index that includes 500 companies operating across a broad spectrum of the U.S. economy, and its performance is widely considered representative of the U.S. stock market as a whole. The companies chosen for inclusion in the S&P 500 Index tend to be industry leaders within the U.S. economy as determined by S&P. However, companies are not selected by S&P for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. As of June 30, 2006, the approximate market capitalization range of the companies included in the S&P 500 Index was between $502 million and $371.2 billion.


S&P does not endorse any stock in the S&P 500 Index. It is not a sponsor of the Stock Index Fund and is not affiliated with the Fund in any way.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------


INVESTMENT STRATEGIES. Under normal circumstances, the Fund will invest substantially all (and at least 80%) of its net assets in the equity securities included in the S&P 500 Index, in weightings that approximate the relative composition of the securities contained in the S&P 500 Index, and in S&P 500 Index futures approved by the CFTC.


The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the S&P 500 Index using computer programs and statistical procedures. As a result, the investment management team does not use traditional methods of investment management for this Fund, such as selecting securities on the basis of economic, financial and market analysis. Rather, the investment management team will buy and sell securities in response to changes in the S&P 500 Index. Because the Fund will have fees and transaction expenses (while the S&P 500 Index has none), returns are likely to be below those of the S&P 500 Index.

The Investment Adviser expects that, under normal circumstances, the quarterly performance of the Fund, before expenses, will track the performance of the S&P 500 Index within a 0.95 correlation coefficient.


RISKS. These principal investment risks apply to the Fund: market, management, liquidity, stock, derivatives, tracking and technology securities risks. See page 9 for a discussion of these risks.



More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 39 of this Prospectus.



                    8 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

PRINCIPAL INVESTMENT RISKS

All investments carry some degree of risk which will affect the value of a Fund's investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Fund.
AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.
The following summarizes the principal risks that apply to the Funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------

RISKS THAT APPLY TO ALL FUNDS
--------------------------------------------------------------

MARKET RISK is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or last for extended periods.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.


LIQUIDITY RISK is the risk that a Fund will not be able to pay redemption proceeds within the time periods described in this Prospectus because of an inability to sell securities of small and mid-sized companies, or REITs due to low trading volume, unusual market conditions, an unusually high volume of redemption requests or other reasons.


STOCK RISK is the risk that stock prices have historically risen and fallen in periodic cycles. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. This volatility means that the value of your investment in the Funds may increase or decrease. Over the past several years, stock markets have experienced substantial price volatility.


DERIVATIVES RISK is the risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments, which may be leveraged. Investments in derivative instruments may result in losses exceeding the amounts invested. The Funds may use derivatives to enhance returns or hedge against market declines.


TRACKING RISK is the risk that a Fund's performance may vary substantially from the performance of the benchmark index it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

------------------------------------------------------------


RISKS THAT APPLY PRIMARILY TO THE GLOBAL REAL ESTATE INDEX AND INTERNATIONAL EQUITY INDEX FUNDS

------------------------------------------------------------

CURRENCY RISK is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates.


COUNTRY RISK is the potential for price fluctuations in foreign securities because of political, financial and economic events in foreign countries. Investment of more than 25% of a Fund's total assets in securities of issuers located in one country will subject the Fund to increased country risk with respect to the particular country.


FOREIGN REGULATORY RISK is the risk that a foreign security could lose value because of less stringent foreign securities regulations and accounting and disclosure standards.

--------------------------------------------------------------


RISK THAT APPLIES PRIMARILY TO THE GLOBAL REAL ESTATE INDEX AND MID CAP INDEX FUNDS

--------------------------------------------------------------

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

RISK/RETURN SUMMARY


                    NORTHERN EQUITY INDEX FUNDS PROSPECTUS 9

--------------------------------------------------------------


RISK THAT APPLIES PRIMARILY TO THE GLOBAL REAL ESTATE INDEX AND SMALL CAP INDEX FUNDS

--------------------------------------------------------------


SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. As a result, their performance can be more volatile and they may face a greater risk of business failure which could increase the volatility of a Fund's portfolio. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to a greater degree of change in their earnings and prospects. Securities of small companies may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Generally the smaller the company size, the greater the risk.


--------------------------------------------------------------


RISKS THAT APPLY PRIMARILY TO THE GLOBAL REAL ESTATE INDEX FUND

--------------------------------------------------------------


IPO RISK is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As a Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.



REAL ESTATE SECURITIES CONCENTRATION RISK is the risk that a Fund's investments will be affected by factors affecting the value of real estate and earnings of companies engaged in real estate activities. These factors include without limitation: changes in the value of real estate properties and difficulties in valuing and trading real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income; changes in the appeal of property to tenants; and changes in interest rates. The value of real estate securities may underperform other sectors of the economy or broader equity markets. To the extent that a Fund concentrates its investments in the real estate sector, it may be subject to greater risk of loss than if it were diversified across different industry sectors.



REIT RISK is the risk that a Fund's investments will be affected by factors affecting REITs and the real estate sector generally. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income and failing to maintain their exemptions from investment company registration. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions.



REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.



The REIT investments of a Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Also, under current provisions of the



                    10 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

Internal Revenue Code of 1986 (the "Code"), distributions attributable to operating income of REITs in which the Fund invests are not eligible for favorable tax treatment as long-term capital gains and will be taxable to you as ordinary income.



INTEREST RATE RISK is the risk that increases in prevailing interest rates will cause fixed income securities held by a Fund to decline in value. The magnitude of this decline will often be greater for longer-term fixed income securities than shorter-term fixed income securities.



GEOGRAPHIC CONCENTRATION RISK is the risk that a Fund's assets may be concentrated in countries located in the same geographic region. This concentration will subject the Fund to risks associated with that particular region, such as general and local economic, political and social conditions.


--------------------------------------------------------------


RISK THAT APPLIES PRIMARILY TO THE MID CAP INDEX, SMALL CAP INDEX AND STOCK INDEX FUNDS

--------------------------------------------------------------

TECHNOLOGY SECURITIES RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, or become obsolete, or may be adversely impacted by government regulation. Technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism.


More information about the Funds' investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 39. You should carefully consider the risks discussed in this section and in "Risks, Securities and Techniques" before investing in a Fund.


RISK/RETURN SUMMARY


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 11

FUND PERFORMANCE



THE BAR CHARTS AND TABLES THAT FOLLOW PROVIDE AN INDICATION OF THE RISKS OF INVESTING IN A FUND BY SHOWING: (A) CHANGES IN THE PERFORMANCE OF A FUND FROM YEAR TO YEAR; AND (B) HOW THE AVERAGE ANNUAL RETURNS OF A FUND COMPARE TO THOSE OF A BROAD-BASED SECURITIES MARKET INDEX. FOR A DESCRIPTION OF EACH BROAD-BASED SECURITIES MARKET INDEX, PLEASE SEE PAGE 15.


--------------------------------------------------------------------------------


The bar charts and tables assume reinvestment of dividends and distributions. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects voluntary fee waivers and expense reimbursements that were in effect during the periods presented. If voluntary fee waivers and expense reimbursements were not in place, a Fund's performance would have been reduced.


In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.


The INTERNATIONAL EQUITY INDEX and MID CAP INDEX FUNDS commenced operations on March 22, 2005 and the GLOBAL REAL ESTATE INDEX FUND commenced operations on July 26, 2006. The bar chart and performance table have been omitted for these Funds because the Funds have not been in operation for one full calendar year.



                    12 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

SMALL CAP INDEX FUND

CALENDAR YEAR TOTAL RETURN
                                  (BAR CHART)

          (3.22)%      1.62%   (21.00)%     46.07%     17.47%      4.21%
             2000       2001       2002       2003       2004       2005


Year to date total return for the six months ended
June 30, 2006: 7.99%


--------------------------------------------------------------


BEST AND WORST QUARTERLY PERFORMANCE
(for the periods shown in the bar chart)

--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q2         2003
       ---------------------
              23.13%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q3         2002
                                       ---------------------
                                             (21.45)%
                                       ---------------------


--------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
--------------------------------------------------------------------------------------
                                                           Inception                       Since
                                                             Date      1-Year   5-Year   Inception
--------------------------------------------------------------------------------------------------
Small Cap Index Fund  Return before taxes                   9/3/99     4.21%    7.50%      7.79%
                      Return after taxes on distributions              3.79%    7.27%      6.10%
                      Return after taxes on distributions
                        and sale of fund shares                        2.94%    6.38%      5.80%
Russell 2000(R)
Index*                                                                 4.55%    8.22%      8.80%
--------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
--------------------------------------------------------------------------------------------------


RISK/RETURN SUMMARY


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 13

STOCK INDEX FUND

CALENDAR YEAR TOTAL RETURN

                                  (BAR CHART)

           32.73%     27.83%     20.32%    (9.47)%   (12.36)%   (22.55)%     27.94%     10.25%      4.62%
             1997       1998       1999       2000       2001       2002       2003       2004       2005


Year to date total return for the six months ended
June 30, 2006: 2.58%


--------------------------------------------------------------


BEST AND WORST QUARTERLY PERFORMANCE
(for the periods shown in the bar chart)

--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q4         1998
       ---------------------
              21.22%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q3         2002
                                       ---------------------
                                             (17.34)%
                                       ---------------------


-----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
-----------------------------------------------------------------------------------
                                                       Inception                        Since
                                                         Date      1-Year   5-Year    Inception
-----------------------------------------------------------------------------------------------
Stock Index Fund  Return before taxes                   10/7/96    4.62%     0.03%      7.52%
                  Return after taxes on distributions              4.38%    (0.26)%     6.76%
                  Return after taxes on distributions
                    and sale of fund shares                        3.31%    (0.09)%     6.22%
S&P 500(R)
Index*                                                             4.91%     0.54%      8.36%
-----------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as
401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
-----------------------------------------------------------------------------------------------



                    14 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

BROAD-BASED SECURITIES MARKET INDICES



THE FTSE EPRA/NAREIT INDEX is a free float-adjusted market capitalization weighted index that is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets. As of June 30, 2006 the FTSE EPRA/NAREIT Index consisted of issuers from the following 21 countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Italy, Japan, Netherlands, New Zealand, Poland, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.



THE MSCI EAFE INDEX (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. As of June 30, 2006, the MSCI EAFE Index consisted of the following 21 developed market country indices:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.



THE RUSSELL 2000 INDEX is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization, which represents approximately 8% of the total market capitalization of the Russell 3000 Index as of June 30, 2006.



THE RUSSELL 3000 INDEX is an unmanaged index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market as of June 30, 2006.


THE S&P MIDCAP 400 INDEX is an unmanaged index consisting of 400 mid cap stocks.

THE S&P 500 INDEX is an unmanaged index consisting of 500 stocks and is a widely recognized common measure of the performance of the overall U.S. stock market.

RISK/RETURN SUMMARY


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 15

FUND FEES AND EXPENSES



This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Please see page 18 for the relevant footnotes to the following table. Please note that the following information does not reflect any charges that may be imposed by The Northern Trust Company ("TNTC"), its affiliates, correspondent banks and other institutions on their customers. (For more information, please see "Account Policies and Other Information" on page 28.)



                                         ----------------------------------------------------------------------------------------
                                         SHAREHOLDER FEES
                                         (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                         ----------------------------------------------------------------------------------------
                                                                                    Sales Charge
                                          Sales Charge                             (Load) Imposed
                                         (Load) Imposed       Deferred Sales       on Reinvested        Redemption       Exchange
FUND                                      on Purchases        Charge (Load)        Distributions         Fees(1)           Fees
---------------------------------------------------------------------------------------------------------------------------------
Global Real Estate Index                      None                 None                 None              2.00%(2)         None
---------------------------------------------------------------------------------------------------------------------------------
International Equity Index                    None                 None                 None              2.00%(2)         None
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Index                                 None                 None                 None              None             None
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Index                               None                 None                 None              None             None
---------------------------------------------------------------------------------------------------------------------------------
Stock Index                                   None                 None                 None              None             None
---------------------------------------------------------------------------------------------------------------------------------
                                         ----------------------------------------------------------------------------------------



                    16 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------------
Management               Distribution                   Other                   Total Annual Fund
   Fees                 (12B-1) Fees(3)              Expenses(4)              Operating Expenses(5)
---------------------------------------------------------------------------------------------------
  0.35%                      0.00%                      0.40%                         0.75%
---------------------------------------------------------------------------------------------------
  0.25%                      0.00%                      0.37%                         0.62%
---------------------------------------------------------------------------------------------------
  0.20%                      0.00%                      0.40%                         0.60%
---------------------------------------------------------------------------------------------------
  0.20%                      0.00%                      0.31%                         0.51%
---------------------------------------------------------------------------------------------------

  0.10%                      0.00%                      0.30%                         0.40%(6)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------


RISK/RETURN SUMMARY


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 17

--------------------------------------------------------------

FOOTNOTES
--------------------------------------------------------------


(1.) A fee of $15.00 may be applicable for each wire redemption.



(2.)  The Global Real Estate Index Fund and International
      Equity Index Fund have a redemption fee on shares sold or exchanged (as a percentage of amount redeemed) within 30 days of purchase.



(3.) The Board of Trustees has adopted a Distribution and Service Plan in accordance with Rule 12b-1 but the Plan has not been implemented with respect to the Funds. The Rule 12b-1 Plan may be implemented at any time without further Board approval. During the last fiscal year, the Funds did not pay any 12b-1 fees. The Funds do not expect to pay any 12b-1 fees during the current fiscal year. The maximum distribution fee is 0.25% of each Fund's average net assets under Northern Funds' Distribution and Service Plan.



(4.) These expenses include custody, accounting, transfer agency and co-administration fees, shareholder servicing fees, proxy costs, if any, as well as other customary Fund expenses. The Co-Administrators are entitled to a co-administration fee from the Funds at an annual rate of 0.15% of the average daily net assets of each Fund. All or portions of this fee may be retained by either Co-Administrator as they may from time to time agree. The Transfer Agent is entitled to transfer agency fees of 0.10% of the average daily net assets of each Fund. "Other Expenses" for the Global Real Estate Index Fund are estimated for the current fiscal year.



(5.) As a result of voluntary expense reimbursements, "Total Annual Net Fund Operating Expenses" that are actually incurred by the Funds (and in the case of the Global Real Estate Index Fund, expected to be actually incurred) are set forth below. By operation of these voluntary expense reimbursements at their current rates, the total fees paid by the Funds to TNTC and its affiliates for their services to the Funds approximate "Total Annual Net Fund Operating Expenses." The Investment Adviser's voluntary expense reimbursements may be modified, terminated or implemented at any time at the option of the Investment Adviser. When this occurs, "Total Annual Net Fund Operating Expenses" may increase (or decrease) without shareholder approval.



(6.) "Total Annual Fund Operating Expenses" have been restated to reflect reduced contractual rates effective March 24, 2006.



                                             ------------------------------------------------------------------------------------
                                             TOTAL ANNUAL NET FUND OPERATING EXPENSES--
                                             AFTER VOLUNTARY EXPENSE REIMBURSEMENTS
                                             (SEE FOOTNOTE 5 ABOVE)
                                             ------------------------------------------------------------------------------------
                                                                                                                 Total Annual Net
                                             Management       Distribution        Other         Reimbursed        Fund Operating
FUND                                            Fees          (12b-1) Fees       Expenses        Amounts*            Expenses
---------------------------------------------------------------------------------------------------------------------------------
Global Real Estate Index                       0.35%             0.00%            0.40%           0.10%               0.65%
---------------------------------------------------------------------------------------------------------------------------------
International Equity Index                     0.25%             0.00%            0.37%           0.17%               0.45%
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Index                                  0.20%             0.00%            0.40%           0.30%               0.30%
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Index                                0.20%             0.00%            0.31%           0.16%               0.35%
---------------------------------------------------------------------------------------------------------------------------------
Stock Index                                    0.10%             0.00%            0.30%           0.15%               0.25%
---------------------------------------------------------------------------------------------------------------------------------
                                                   ------------------------------------------------------------------------------



* "Reimbursed Amounts" are charged first against "Management Fees" and then, if necessary, against "Other Expenses" to the extent they exceed "Management Fees."


                    18 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

--------------------------------------------------------------

EXAMPLE
--------------------------------------------------------------

The following Example is intended to help you compare the cost of investing in a Fund (without expense reimbursements) with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                     ----------------------------------------------------------------------
FUND                                                 1 Year              3 Years              5 Years              10 Years
---------------------------------------------------------------------------------------------------------------------------
Global Real Estate Index                              $77                 $240                 $417                  $930
---------------------------------------------------------------------------------------------------------------------------
International Equity Index                            $63                 $199                 $346                  $774
---------------------------------------------------------------------------------------------------------------------------
Mid Cap Index                                         $61                 $192                 $335                  $750
---------------------------------------------------------------------------------------------------------------------------
Small Cap Index                                       $52                 $164                 $285                  $640
---------------------------------------------------------------------------------------------------------------------------
Stock Index                                           $41                 $128                 $224                  $505
---------------------------------------------------------------------------------------------------------------------------
                                                     ----------------------------------------------------------------------


RISK/RETURN SUMMARY


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 19

INVESTMENT ADVISER



Northern Trust Investments, N.A. ("NTI" or the "Investment Adviser"), a direct or indirect subsidiary of TNTC, serves as the Investment Adviser of each of the Funds. NTI is located at 50 South LaSalle Street, Chicago, IL 60603. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Prospectus as "Northern Trust."


NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company.


Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of June 30, 2006, it had assets under custody of $3.2 trillion, and assets under investment management of $640 billion.


Under the Advisory Agreement with Northern Funds, the Investment Adviser, subject to the general supervision of Northern Funds' Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities.


                    20 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

MANAGEMENT OF THE FUNDS

ADVISORY FEES



As compensation for advisory services and the assumption of related expenses, the Investment Adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund's respective average daily net assets). The table also reflects the advisory fees paid by the Funds for the fiscal year ended March 31, 2006.



A discussion regarding the Board of Trustees' basis for approving the Global Real Estate Index Fund's Advisory Agreement is available in the Additional Statement. A discussion regarding the Board of Trustees' basis for approving the remaining Funds' Advisory Agreement is available in the Funds' annual report to shareholders dated March 31, 2006.



                                                         ---------------------------------------------------------
                                                                                                   Advisory Fee
                                                         Contractual                             Paid for Fiscal
FUND                                                        Rate                                Year Ended 3/31/06
------------------------------------------------------------------------------------------------------------------
Global Real Estate Index                                    0.35%                                    N/A(2)
------------------------------------------------------------------------------------------------------------------
International Equity Index                                  0.25%                                     0.25%
------------------------------------------------------------------------------------------------------------------
Mid Cap Index                                               0.20%                                     0.20%
------------------------------------------------------------------------------------------------------------------
Small Cap Index                                             0.20%                                     0.20%
------------------------------------------------------------------------------------------------------------------
Stock Index(1)                                              0.10%                                     0.10%
------------------------------------------------------------------------------------------------------------------
                                                         ---------------------------------------------------------



(1) Prior to March 24, 2006, the contractual rate for the Stock Index Fund was 0.20%.



(2) The Global Real Estate Index Fund commenced operations on July 26, 2006.


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 21

FUND MANAGEMENT

BELOW IS INFORMATION REGARDING THE MANAGEMENT OF THE FUNDS.

--------------------------------------------------------------------------------


Unless otherwise provided below, for any Fund with more than one manager, each manager has full and joint responsibility for managing the Fund with no restrictions or limitations on such manager's role.



The manager for the GLOBAL REAL ESTATE INDEX FUND and the INTERNATIONAL EQUITY INDEX FUND is Steven R. Wetter, Senior Vice President of Northern Trust. He has had such responsibility for the Global Real Estate Index Fund since June 2006 and has had such responsibility for the International Equity Index Fund since March 2005. Mr. Wetter has been a member on the management teams of various equity portfolios since joining Northern Trust in 2003. From 1999 to 2003, Mr. Wetter was with Deutsche Asset Management where he managed various equity index portfolios.



The manager for the MID CAP INDEX FUND, SMALL CAP INDEX FUND and STOCK INDEX FUND is Chad M. Rakvin, Senior Vice President of Northern Trust. He has had such responsibility since September 2005. Mr. Rakvin joined Northern Trust in 2004, and has been a member of the quantitative management group for domestic index products. Immediately prior to joining Northern, Mr. Rakvin was an independent consultant to institutional money managers and financial services companies as well as an author of proprietary research and white papers. From 1999 to 2004, Mr. Rakvin was with Barclays Global Investors, where he was head of index research and an equity portfolio manager.


Additional information about the Fund Managers' compensation, other accounts managed by the Fund Managers and the Fund Managers' ownership of securities in the Funds is available in the Additional Statement.


                    22 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

MANAGEMENT OF THE FUNDS

OTHER FUND SERVICES


TNTC serves as Transfer Agent and Custodian for each Fund. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI and PFPC Inc. ("PFPC") serve as Co-Administrators for the Funds. The fees that TNTC, NTI and PFPC receive for their services in these capacities are described under "Fund Fees and Expenses" and in the Additional Statement.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC also may render securities lending services to the Funds. For such services, TNTC may receive a fee of up to 35% of the net revenue earned by a Fund on each securities loan. In addition, cash collateral received by a Fund in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Funds and receive compensation for such services, if consistent with the Investment Company Act of 1940, as amended (the "1940 Act") and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Fund may or may not receive specific notice of such additional services and fees.


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 23

PURCHASING AND SELLING SHARES


PURCHASING SHARES

You may purchase shares directly from Northern Funds or, if you maintain certain accounts, through Northern Trust and certain other institutions. If you have any questions or need assistance in opening an investment account or purchasing shares, call 800/595-9111.

OPENING AN ACCOUNT

DIRECTLY FROM THE FUNDS. You may open a shareholder account and purchase shares directly from the Funds with a minimum initial investment per Fund of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Funds reserve the right to waive these minimums.

For your convenience, there are a number of ways to invest directly in the
Funds:

--------------------------------------------------------------

BY MAIL
--------------------------------------------------------------

- Read this Prospectus carefully.

- Complete and sign the New Account Application.

- Enclose a check payable to Northern Funds.


- If you are investing on behalf of a corporation or other entity, your New Account Application must be accompanied by a certified corporate resolution or other acceptable evidence of authority (if applicable).



- Mail your check, certified corporate resolution (if needed) and completed New Account Application to:


  Northern Funds

  P.O. Box 75986

  Chicago, Illinois 60675-5986

- For overnight delivery use the following address:

  Northern Funds

  801 South Canal Street

  Chicago, Illinois 60607

- For subsequent investments:

 - Enclose your check with the investment slip portion of the confirmation of your previous investment; or

 - Indicate on your check or a separate piece of paper your name, address and account number.

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash, travelers checks, money orders and third party checks are not acceptable.

------------------------------------------------------------


BY WIRE OR AUTOMATED CLEARING HOUSE ("ACH") TRANSFER

------------------------------------------------------------

TO OPEN A NEW ACCOUNT:

- Call 800/595-9111 for instructions.

- Complete a New Account Application and send it to:

  Northern Funds

  P.O. Box 75986

  Chicago, IL 60675-5986

TO ADD TO AN EXISTING ACCOUNT:

- Have your bank wire federal funds or effect an ACH Transfer to:

  The Northern Trust Company

  Chicago, Illinois

  ABA Routing No. 0710-00152

  (Reference 10-Digit Fund account number)

  (Reference Shareholder's Name)

------------------------------------------------------------

BY DIRECT DEPOSIT
------------------------------------------------------------

TO PURCHASE ADDITIONAL SHARES:

- Determine if your employer has direct deposit capabilities through the ACH.

- Have your employer send payments to:

  ABA Routing No. 0710-00152

  (Reference 10-Digit Fund account number)

  (Reference Shareholder's Name)

- The minimum periodic investment for direct deposit is $50.


                    24 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

--------------------------------------------------------------

BY AUTOMATIC INVESTMENT
--------------------------------------------------------------

TO OPEN A NEW ACCOUNT:

- Complete a New Account Application, including the Automatic Investment section.

- Send it to:

  Northern Funds

  P.O. Box 75986

  Chicago, IL 60675-5986

- The minimum initial investment is $250; $50 for monthly minimum additions.

TO ADD TO AN EXISTING ACCOUNT:

- Call 800/595-9111 to obtain an Automatic Investment Plan Form.

- The minimum for automatic investment additions is $50.

If you discontinue participation in the plan, the Funds reserve the right to redeem your account involuntarily, upon 30 days' written notice, if the account's net asset value is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund's net asset value.

--------------------------------------------------------------

BY DIRECTED REINVESTMENT
--------------------------------------------------------------

You may elect to have your income dividend and capital gain distributions automatically invested in another Northern Funds account.

- Complete the "Choose Your Dividend and Capital Gain Distributions" section on the New Account Application.

- Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement).

--------------------------------------------------------------

BY EXCHANGE
--------------------------------------------------------------


You may open a new account or add to an existing account by exchanging shares of one Fund for shares of any other Fund offered by Northern Funds. See "Selling Shares--By Exchange."


------------------------------------------------------------

BY INTERNET
------------------------------------------------------------


You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northernfunds.com or contact your Relationship Manager.


------------------------------------------------------------

THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS
------------------------------------------------------------

If you have an account with Northern Trust, you may purchase Northern Funds shares through Northern Trust. You also may purchase shares through other financial institutions that have entered into agreements with Northern Funds. To determine whether you may purchase shares through your institution, contact your institution directly or call 800/595-9111. Northern Trust and other financial institutions may impose charges against your account which will reduce the net return on an investment in a Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.

                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 25

SELLING SHARES

REDEEMING AND EXCHANGING DIRECTLY FROM THE FUNDS. If you purchased Northern Funds directly or, if you purchased your shares through an account at Northern Trust or another financial institution and you appear on Northern Funds records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

--------------------------------------------------------------

BY MAIL
--------------------------------------------------------------

SEND A WRITTEN REQUEST TO:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

THE REDEMPTION REQUEST MUST INCLUDE:

- The number of shares or the dollar amount to be redeemed;

- The Fund account number;

- The signatures of all account owners;

- A signature guarantee also is required if:

 - The proceeds are to be sent elsewhere than the address of record, or

 - The redemption amount is greater than $50,000.

--------------------------------------------------------------

BY WIRE
--------------------------------------------------------------

If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated account.

- You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank.

- Call the Transfer Agent at 800/595-9111 for instructions.

- The minimum amount that may be redeemed by this method is $250.

------------------------------------------------------------

BY SYSTEMATIC WITHDRAWAL
------------------------------------------------------------

If you own shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other Northern Funds.

- Call 800/595-9111 for an application form and additional information.

- The minimum amount is $250 per withdrawal.

------------------------------------------------------------

BY EXCHANGE
------------------------------------------------------------

Northern Funds offers you the ability to exchange shares of one Fund in the Northern Funds family for another Fund in the Northern Funds family.

- When opening an account, complete the Exchange Privilege section of the New Account Application or, if your account is already opened, send a written request to:

  Northern Funds

  P.O. Box 75986

  Chicago, IL 60675-5986

- Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an
  IRA).

- Call 800/595-9111 for more information.

------------------------------------------------------------

BY TELEPHONE
------------------------------------------------------------

If you authorize the telephone privilege on your New Account Application, you may redeem Northern Funds shares by telephone.

- If your account is already opened, send a written request to:

  Northern Funds

  P.O. Box 75986

  Chicago, IL 60675-5986

- The request must be signed by each owner of the account and must be accompanied by signature guarantees.

- Call 800/595-9111 to use the telephone privilege.


                    26 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT


- During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such an event, shareholders should follow the procedures outlined on page 26 under "Selling Shares--By Mail" and outlined below under "Selling Shares--By Internet."


--------------------------------------------------------------

BY INTERNET
--------------------------------------------------------------


You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northernfunds.com or contact your Relationship Manager.


--------------------------------------------------------------

REDEEMING AND EXCHANGING THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS
--------------------------------------------------------------

If you purchased your Northern Funds shares through an account at Northern Trust or through another financial institution, you may redeem or exchange your shares according to the instructions pertaining to that account.


- Although Northern Funds imposes no charges when you redeem (other than the 2% redemption fee charged for shares of the Global Real Estate Index and International Equity Index Funds held for less than 30 days), when shares are purchased through Northern Trust or through other financial institutions, a fee may be charged by those institutions for providing services in connection with your account.



- Contact your account representative at Northern Trust or through another financial institution for more information about redemptions or exchanges.



                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 27

ACCOUNT POLICIES AND OTHER INFORMATION



CALCULATING SHARE PRICE. Northern Funds issues shares and redeems shares at net asset value ("NAV"). The NAV for each Fund is calculated by dividing the value of the Fund's net assets by the number of the Fund's outstanding shares. The NAV is calculated on each Business Day as of 3:00 p.m., Central time, for each Fund. The NAV used in determining the price of your shares is the one calculated after your purchase order is received and accepted and after your exchange or redemption order is received in good order as described below.


Investments of the Funds for which market quotations are readily available are priced at their market value. If market quotations are not readily available, or if it is believed that such quotations do not accurately reflect fair value, the fair value of the Funds' investments may be otherwise determined in good faith under procedures established by the Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust's fair value procedures. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Fund's NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, governmental actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by a Fund are valued at their amortized cost which, according to the Investment Adviser, approximates market value.


A Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m., Central time, on any Business Day will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day's closing share price for the applicable Fund(s), provided that one of the following occurs:

- The Transfer Agent receives payment by 3:00 p.m., Central time, on the same Business Day; or

- The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with Northern Funds and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day or on the next Business Day, depending on the terms of Northern Funds' agreement with the intermediary.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed on the next Business Day, at that day's closing share price for the applicable Fund(s), provided that payment is made as noted above.

MISCELLANEOUS PURCHASE INFORMATION.

- You will be responsible for all losses and expenses of a Fund, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.


- You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For additional details, please go to northernfunds.com or contact your Relationship Manager.



                    28 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT


- Exchanges into the Funds from another Fund in the Northern Funds family may be subject to any redemption fee imposed by the other Fund.


- Northern Funds reserves the right to reject any purchase order. The Funds also reserve the right to change or discontinue any of their purchase procedures.


- In certain circumstances, Northern Funds may advance the time by which purchase orders must be received. See "Early Closings" on page 33.


- Northern Funds may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds Center at P.O. Box 75986, Chicago, IL 60675-5986, calling 800/595-9111 or sending an e-mail to: northern-funds@ntrs.com.

TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 3:00 p.m., Central time, will be executed on the same day at that day's closing share price for the applicable Fund(s) (less any applicable redemption fee).


Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m., Central time, on a Business Day will be executed the next Business Day, at that day's closing share price for the applicable Fund(s) (less any applicable redemption fee). The proceeds will normally be sent or credited the following Business day.



PAYMENT OF REDEMPTION PROCEEDS. Redemption proceeds normally will be sent or credited on the Business Day following the Business Day on which such redemption request is received in good order by the deadline noted above. However, if you have recently purchased shares with a check or through an electronic transaction, payment may be delayed as discussed on page 30 under "Miscellaneous Redemption Information."



REDEMPTION FEES. The Global Real Estate Index and International Equity Index Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Funds use a first-in, first-out ("FIFO") method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made, and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.


The Funds are authorized to waive the redemption fee for the following transactions:

- Redemptions from omnibus accounts, fee-based programs and employer-sponsored defined contribution plans maintained by financial intermediaries that inform the Fund that they are unable to impose a redemption fee on their underlying customer accounts;

- Redemptions effected pursuant to asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

- Redemptions pursuant to systematic withdrawal plans and automatic exchange plans;

- Redemptions of shares acquired by reinvestment of dividends, distributions or other payments;

- Redemptions due to the death or the post-purchase disability of the beneficial owner of the account;

- Redemptions to satisfy minimum required distributions from retirement accounts;

- Redemptions representing the return of excess contributions in retirement accounts; and

- Redemptions initiated by the Fund.

In addition to the circumstances noted above, the Funds reserve the right to waive the redemption fee in its discretion where it believes such waiver is consistent with the best interests of the Fund, to the extent permitted by law. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time and


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 29 will give 60 days' prior written notice of any material changes, unless otherwise provided by law.

Currently, the Funds are limited in their ability to assess or collect the redemption fee on all shares redeemed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or does not collect the fee at the time of a redemption, the Fund will not receive the redemption fee. If Fund shares are redeemed by a financial intermediary at the direction of its customers, the Funds may not know whether a redemption fee is applicable or the identity of the customer who should pay the redemption fee. Due to operational requirements, a financial intermediary's method for tracking and calculating the redemption fee may differ in some respects from that used by the Funds. Customers purchasing shares from financial intermediaries should contact these intermediaries or refer to their account agreements or plan documents for more information on how the redemption fee is applied to their shares.


MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed New Account Application including a certified corporate resolution or other acceptable evidence of authority (if applicable). In addition, redemptions are subject to the following restrictions:


- Northern Funds may require any information reasonably necessary to ensure that a redemption has been duly authorized.

- Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

- Northern Funds reserves the right, on 30 days' written notice, to redeem the shares held in any account if, at the time of redemption, the net asset value of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in a Fund's net asset value.

- If you are redeeming recently purchased shares, your redemption request may not be honored until your check or electronic transaction has cleared. This may delay your transaction for up to 10 days.

- Northern Funds and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to Northern Funds and its shareholders or the Transfer Agent.


- You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For additional details, please go to northernfunds.com or contact your Relationship Manager.


- Northern Funds reserves the right to change or discontinue any of its redemption procedures.

- Northern Funds reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.


- In certain circumstances, Northern Funds may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page 33.


EXCHANGE PRIVILEGES. You may exchange shares of one Fund in the Northern Funds family for another only if the registration of both accounts is identical. Both accounts must have the same owner's name and title, if applicable. An exchange is a redemption of shares of one Fund that you own and the purchase of shares of another Fund that you are acquiring. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss.

Northern Funds reserves the right to change or discontinue the exchange privilege at any time upon 60 days' written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange,


                    30 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

you should read the Prospectus for the shares you are acquiring.


POLICIES AND PROCEDURES ON EXCESSIVE TRADING PRACTICES. In accordance with the policy adopted by the Board of Trustees, Northern Funds discourages market timing and other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only. Excessive, short-term (market timing) trading practices may disrupt fund management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares by long-term shareholders. The Funds that invest primarily in foreign securities may be susceptible to the risk of excessive, short-term trading due to the potential for time zone arbitrage. These risks may be enhanced with respect to Funds that invest principally in issuers located in emerging markets. Securities of emerging markets issuers tend to be less liquid then issuers located in developed markets, and Funds that invest principally in issuers located in emerging markets may therefore be subject to an increased risk of arbitrage. Northern Funds and Northern Trust reserve the right to reject or restrict purchase or exchange requests from any investor. Northern Funds and Northern Trust will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to Northern Funds and its shareholders (or Northern Trust), Northern Funds (or Northern Trust) will exercise this right if, in Northern Funds' (or Northern Trust's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of Northern Funds (or Northern Trust), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm Northern Funds or its shareholders or would subordinate the interests of Northern Funds or its shareholders to those of Northern Funds or any affiliated person or associated person of Northern Funds.



To deter excessive shareholder trading, a shareholder is restricted to no more than two "round trips" in a Fund during a calendar quarter. A "round trip" is a redemption or exchange out of a Fund followed by a purchase or exchange into the same Fund. In addition, the Global Real Estate Index Fund and the International Equity Index Fund impose a redemption fee on redemptions made within 30 calendar days of purchase subject to certain exceptions. For further information, please see "Redemption Fees" on page 29. As described below and in "Redemption Fees" it should be noted that Northern Funds' ability to monitor and limit the trading activity of shareholders investing in a Fund through the omnibus account of a financial intermediary may be significantly limited or absent where the intermediary maintains the underlying shareholder accounts.


Pursuant to the policy adopted by the Board of Trustees, Northern Funds has developed criteria that it uses to identify trading activity that may be excessive. Northern Funds reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Northern Funds, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, Northern Funds detects excessive, short-term trading, whether or not the shareholder has made two round trips in a calendar quarter, Northern Funds may reject or restrict a purchase or exchange request and may further seek to close an investor's account with a Fund. Northern Funds may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Northern Funds will apply the criteria in a manner that, in Northern Funds' judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, retirement plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 31 identity of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. A number of these financial intermediaries may not have the capability or may not be willing to apply the Funds' market timing policies or any applicable redemption fee. While Northern Funds may monitor share turnover at the omnibus account level, a Fund's ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Northern Funds will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.


If necessary, Northern Funds may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the intermediary's customers. Financial intermediaries may also monitor their customers' trading activities in the Northern Funds.



For those Funds that charge redemption fees, Northern will ask financial intermediaries to assess redemption fees on shareholder accounts in appropriate cases and remit these fees to the affected Fund. Financial intermediaries will also be asked to enforce Northern Funds' excessive trading policies with respect to their customers who are shareholders in the Funds. Intermediaries may have varying practices in connection with the application of redemption fees and Northern Funds' excessive trading practices. There can be no assurance that the financial intermediaries will properly assess purchase or redemption fees or administer Northern Funds' excessive trading policies.



For those Northern Funds that charge redemption fees, intermediaries will be expected to begin to assess redemption fees within the next year. Some financial intermediaries may be provided additional time if needed to update their systems to enable them to assess redemption fees and identify excessive trading activity in the Northern Funds.


IN-KIND PURCHASES AND REDEMPTIONS. Northern Funds reserves the right to accept payment for shares in the form of securities that are permissible investments for a Fund. Northern Funds also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Fund. See the Additional Statement for further information about the terms of these purchases and redemptions.


TELEPHONE TRANSACTIONS. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, Northern Funds and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing or follow the procedures found on pages 25 or 27 for initiating transactions by the Internet.


The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

Northern Funds reserves the right to refuse a telephone redemption.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions, address of record or other account information only in writing. These instructions must be accompanied by a signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. Additional requirements may be imposed. In accordance with SEC regulations, the Funds and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.

SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or


                    32 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

other acceptable evidence of authority must be provided. Additional requirements may be imposed by Northern Funds. In addition to the situations described in this Prospectus, Northern Funds may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.

BUSINESS DAY. A "Business Day" is each Monday through Friday when the New York Stock Exchange (the "Exchange") is open for business. For any given calendar year, the Funds will be closed on the following holidays or as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


GOOD ORDER. A purchase, redemption or exchange request is considered to be "in good order" when all necessary information is provided and all required documents are properly completed, signed and delivered including a certified corporate resolution or other acceptable evidence of authority (if applicable). Requests must include the following:


- The account number (if issued) and Fund name;

- The amount of the transaction, in dollar amount or number of shares;

- For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

- Required signature guarantees, if applicable;

- Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 800/595-9111 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account will not be considered to be "in good order" unless the investor has provided all information required by Northern Funds' "Customer Identification Program" described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires Northern Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with Northern Funds. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, Northern Funds reserves the right to: (a) place limits on account transactions until the investor's identity is verified; (b) refuse an investment in Northern Funds or (c) involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. Northern Funds and its agents will not be responsible for any loss in an investor's account resulting from an investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity is not verified.

EARLY CLOSINGS. The Funds reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes or closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Funds may, for any Business Day, decide to change the time as of which a Fund's NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

EMERGENCY EVENTS. In the event the Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 800/595-9111 or visit northernfunds.com.

FINANCIAL INTERMEDIARIES. Northern Funds may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 33 advisers), to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Funds. A Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund's per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

Northern Funds may enter into agreements with certain financial intermediaries, including affiliates of Northern Trust, that perform support and/or distribution services for their customers who own Fund shares ("Service Organizations"). These support services may include:

- assisting investors in processing purchase, exchange and redemption requests;

- processing dividend and distribution payments from the Funds;

- providing information to customers showing their positions in the Funds; and

- providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.

In addition, Service Organizations may provide distribution services, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares.

For their services, Service Organizations may receive fees from a Fund at annual rates of up to 0.25% of the average daily net asset value of the shares covered by their agreements. Because these fees are paid out of the Funds' assets on an on-going basis, they will increase the cost of your investment in the Funds.

Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, that provide services to their customers who invest in Northern Funds or whose customers purchase significant amounts of a Fund's shares. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). This additional compensation will be paid by Northern Trust or its affiliates and will not represent an additional expense to Northern Funds or its shareholders.

Investors purchasing shares through a financial intermediary should read their account agreements carefully. A financial intermediary's requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in a Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the investor may be required to redeem all or a portion of the investor's investment in a Fund.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Funds on behalf of their customers may be required to register as dealers.

Agreements that contemplate the provision of distribution services by Service Organizations and other financial intermediaries are governed by a Distribution and Service Plan (the "Plan") that has been adopted by Northern Funds pursuant to Rule 12b-1 under the 1940 Act.


                    34 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

Payments to Service Organizations and other financial intermediaries, including Northern Trust, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs. As of this date, the Plan has not been implemented with respect to the Funds.

PORTFOLIO HOLDINGS. The Funds, or their duly authorized service providers, may publicly disclose holdings of all Northern Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.

A complete schedule of each Fund's holdings, current as of month end, will be available on the Funds' Web site at northernfunds.com no earlier than ten (10) calendar days after the end of the respective period. The Funds also will publish their top ten holdings on their Web site, current as of month end, no earlier than ten (10) calendar days after the end of the month. This information will remain available on the Web site at least until the Funds file with the SEC their semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Funds may terminate or modify this policy at any time without further notice to shareholders.

A further description of Northern Funds' Policy on Disclosure of Portfolio Holdings is available in the Additional Statement.


SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of September 30 and with an annual report containing audited financial statements as of March 31. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Funds Center by telephone at 800/595-9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986. You also may send an e-mail to northern-funds@ntrs.com. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.



                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 35

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF EACH FUND ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME FUND WITHOUT ANY SALES CHARGE.

--------------------------------------------------------------------------------


You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in shares of another Fund in the Northern Funds family at its NAV per share. If you would like to receive dividends or distributions in cash or have them reinvested in another Fund in the Northern Funds family, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in a Fund in the Northern Funds family in which you maintain an account.


The following table summarizes the general distribution policies for each of the Funds. A Fund may, in some years, pay additional dividends or make additional distributions to the extent necessary for the Fund to avoid incurring unnecessary tax liabilities or for other reasons.


                                                             --------------------------------------------------------------
                                                             Dividends, if any,                      Capital Gains, if any,
FUND                                                         Declared and Paid                         Declared and Paid
---------------------------------------------------------------------------------------------------------------------------
Global Real Estate Index                                         Quarterly                                  Annually
---------------------------------------------------------------------------------------------------------------------------
International Equity Index                                       Annually                                   Annually
---------------------------------------------------------------------------------------------------------------------------
Mid Cap Index                                                    Annually                                   Annually
---------------------------------------------------------------------------------------------------------------------------
Small Cap Index                                                  Annually                                   Annually
---------------------------------------------------------------------------------------------------------------------------
Stock Index                                                      Quarterly                                  Annually
---------------------------------------------------------------------------------------------------------------------------
                                                             --------------------------------------------------------------



                    36 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

TAX CONSIDERATIONS


Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain. Except as discussed below, you will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Fund (excess of long-term capital gain over short-term capital loss) will be taxable to you as long-term capital gain, regardless of how long you have held your shares.


Under current provisions of the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is reduced to 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Fund from U.S. corporations (other than REITs) and certain foreign corporations will generally be taxed at the long-term capital gain rate of 15%, as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date. The amount of a Fund's distributions that qualify for this favorable treatment will be reduced as a result of a Fund's securities lending activities, by a high portfolio turnover rate or by investments in debt securities or "non-qualified" foreign corporations.


Dividends and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.


A portion of distributions paid by the Funds to shareholders who are corporations also may qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of such dividends may, however, be reduced as a result of a Fund's securities lending activities as described above. It is expected, however, that distributions paid by the International Equity Index Fund and the Global Real Estate Index Fund will generally not qualify for this deduction.


You will be notified annually of the tax status of distributions to you.


You should note that if you purchase shares of any Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as "buying into a dividend."


You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to the tax principles discussed above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 37

If you (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (b) are subject to withholding by the Internal Revenue Service for prior failure to properly include on your return payments of interest or dividends, or (c) have failed to certify to Northern Funds, when required to do so, that you are not subject to backup withholding or are an "exempt recipient," then Northern Funds will be required in certain cases to withhold and remit to the Internal Revenue Service 28% of the dividends and distributions payable to you.

There are certain tax requirements that the Funds must meet in order to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.

Shareholders also may be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund distributions, if any, that are attributable to interest on certain types of federal securities.


THE GLOBAL REAL ESTATE INDEX AND INTERNATIONAL EQUITY INDEX FUNDS. It is expected that the Global Real Estate Index and International Equity Index Funds will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Global Real Estate Index and International Equity Index Funds may, if eligible, make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (a) to credit such proportionate amount of taxes against federal income tax liability or (b) to take such amount as an itemized deduction.



SUNSET TAX PROVISIONS. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision currently provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change for taxable years beginning after December 31, 2010.


CONSULT YOUR TAX PROFESSIONAL. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Funds. More tax information is provided in the Statement of Additional Information. This short summary is not intended as a substitute for careful tax planning.


                    38 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

RISKS, SECURITIES AND TECHNIQUES

THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS WHICH ARE SUMMARIZED IN THE RISK/RETURN SUMMARIES FOR EACH FUND. It also explores the various investment securities and techniques that the investment management team may use. The Funds may invest in other securities and are subject to further restrictions and risks that are described in the Additional Statement. Additionally, the Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Funds' investment objectives and policies.

--------------------------------------------------------------------------------

--------------------------------------------------------------

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------

INVESTMENT OBJECTIVES. A Fund's investment objective may be changed by Northern Funds' Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in a Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund.

DERIVATIVES. The Funds may purchase certain "derivative" instruments for hedging or speculative purposes. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices. Derivative securities include futures contracts, options, interest rate and currency swaps, equity swaps, forward currency contracts and structured securities (including collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments, including leveraged "inverse floaters").


Investment Strategy. Under normal market conditions, a Fund may to a moderate extent invest in derivative securities including structured securities, options, futures, swaps, and interest rate caps and floors if the potential risks and rewards are consistent with the Fund's objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, a Fund may make more significant investments in derivatives. The Funds may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position. The Funds also may use derivatives for speculative purposes to invest for potential income or capital gain. Each Fund may invest more than 5% of its assets in derivative instruments for non-hedging purposes (i.e. for potential income or gain).


Special Risks. Engaging in derivative transactions involves special risks, including (a) market risk that the Fund's derivatives position will lose value;
(b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the investment management team is accurate.

FOREIGN INVESTMENTS. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the U.S., and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges.


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 39

They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and The International Bank for Reconstruction and Development, also known as the World
Bank) and international banking institutions and related government agencies.

Investment Strategy. The Global Real Estate Index and International Equity Index Funds intend to invest a substantial portion of their total assets in foreign securities. Although it invests primarily in the securities of U.S. issuers, the Mid Cap Index Fund is permitted to invest up to 25% of its total assets in foreign securities including ADRs, EDRs and GDRs. This Fund also may invest in foreign time deposits and other short-term instruments.


The Global Real Estate Index and International Equity Index Funds may invest more than 25% of their total assets in the securities of issuers located in a single foreign country (or in the case of the Global Real Estate Index Fund, a single geographic region) having securities markets that are highly developed, liquid and subject to extensive regulation. Such regions may include, but are not limited to North America, Pacific Asia and Europe. Additionally, the International Equity Index Fund may invest up to 25% of its total assets in emerging markets.



General. Foreign securities involve special risks and costs, which are considered by the Investment Adviser in evaluating the creditworthiness of issuers and making investment decisions for the Funds. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security.


Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

While the Funds' investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Funds are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing a Fund's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Funds' respective net currency positions may expose them to risks independent of their securities positions.



                    40 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

On January 1, 1999, the European Economic and Monetary Union ("EMU") introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. In addition, Cyprus, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia and Slovenia became members of the EMU on May 1, 2004, but these countries will not adopt the euro as their new currency until they can show that their economies have converged with the economies of the euro zone.

The European Central Bank has control over each country's monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.


The change to the euro as a single currency is relatively new and untested. The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU") will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. In May 2005, voters in France and the Netherlands rejected ratification of the EU Constitution, causing some other countries to postpone moves toward ratification. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by certain Funds may be denominated in the euro.



Special Risks--Emerging Markets. Additional risks are involved when investing in countries with emerging economies or securities markets. Emerging markets countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations, and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States, and may involve the Fund's delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume or holdings of the Fund, the investment adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. As a result of these and other risks, investments in these countries generally present a greater risk of loss to a Fund.



Investments in some emerging countries, such as those located in Asia, may be restricted or controlled. In some countries, direct investments in securities may be prohibited and required to be made through investment funds



                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 41 controlled by such countries. These limitations may increase transaction costs and adversely affect a security's liquidity, price, and the rights of a Fund in connection with the security.



Unanticipated political, economic or social developments may affect the value of a Fund's investments in emerging market countries and the availability to the Fund of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.



Many emerging countries are subject to rapid currency devaluations and high inflation and/or economic recession and significant debt levels. These economic factors can have a material adverse affect on these countries' economies and their securities markets. Moreover, many emerging countries' economies are based on only a few industries and/or are heavily dependent on global trade. Therefore, they may be negatively affected by declining commodity prices, factors affecting their trading markets and partners, exchange controls and other trade barriers, currency valuations and other protectionist measures.



Many emerging countries also impose withholding or other taxes on foreign investments, which may be substantial and result in lower Fund returns.



The creditworthiness of firms used by a Fund to effect securities transactions in emerging countries may not be as strong as in some developed countries. As a result, a Fund could be subject to a greater risk of loss on its securities transactions if a firm defaults on its responsibilities.



A Fund's ability to manage its foreign currency may be restricted in emerging countries. As a result, a significant portion of a Fund's currency exposure in these countries may not be covered.


INITIAL PUBLIC OFFERINGS. An IPO is a company's first offering of stock to the public.


Investment Strategy. At times, the Funds, to a moderate extent, may invest in IPOs.


Special Risks. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it subsequently will distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The Funds' investments in IPO shares may include the


                    42 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

securities of "unseasoned" companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.


SMALL CAP INVESTMENTS. Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include "unseasoned" issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.


STRUCTURED SECURITIES. The value of such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations, where the principal repayment at maturity is determined by the value of a specified security or securities index.


Investment Strategy. Each Fund may invest in structured securities to the extent consistent with its investment objective and policies.


Special Risks. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

TRACKING RISK. The Funds seek to track the performance of their respective benchmark indices.

Investment Strategy. Under normal market conditions, the Investment Adviser expects that the quarterly


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 43 performance of the Funds, before expenses, will track the performance of their respective benchmarks within a 0.95 correlation coefficient.

Special Risks. The Funds are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. This risk may prevent a Fund from achieving its investment objective.

--------------------------------------------------------------


SPECIAL RISKS AND CONSIDERATIONS APPLICABLE TO THE GLOBAL REAL ESTATE INDEX FUND

--------------------------------------------------------------


Real Estate Investment Trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.



Investment Strategy. The Global Real Estate Index Fund may invest a substantial amount of its assets in REITs. The other Funds also may invest in REITs to the extent consistent with their investment objectives and policies.



The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualifications of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.



REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that a Fund may invest in a real estate company that purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Funds on their investment in such company. REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.



REAL ESTATE SECURITIES. The Global Real Estate Index Fund's concentration in real estate securities presents special risk considerations.



Investment Strategy. The Global Real Estate Index Fund invests principally in companies that are engaged in real estate activities, including owning, trading or developing income-producing real estate. The other Funds may invest in real state securities to the extent consistent with their investment objectives and policies.



Special Risks. The performance of real estate securities may be significantly impacted by the performance of real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of real estate company shares also may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company's operations and market value in periods of rising interest rates as well as risks normally associated with debt financing. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable domestic and foreign laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real



                    44 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION


estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the countries and regions in which the real estate owned by a Fund is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company such as a REIT may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.


--------------------------------------------------------------

ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES
--------------------------------------------------------------

ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).


Investment Strategy. To the extent consistent with their respective investment objectives and policies, the Funds may purchase these and other types of asset-backed securities. Such securities are subject to the same quality requirements as the other types of fixed income securities held by a Fund.


Special Risks. In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Funds may borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest).

Investment Strategy. Each Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of the value of its total assets (including the amount borrowed). Each Fund also may borrow up to an additional 5% of the value of its total assets for temporary purposes. The Funds may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

Special Risks. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Funds decline in value while these transactions are outstanding, the net asset value of the Funds' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that
(a) the interest income earned by a Fund (from the investment of


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 45 the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Fund.

CONVERTIBLE SECURITIES. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.


Investment Strategy. The Funds may each acquire convertible securities. Except for the Global Real Estate Index Fund, convertible securities will be rated "investment grade" at the time of purchase. The Global Real Estate Index Fund intends to invest in convertible securities rated "investment grade" at the time of purchase except that the Fund may purchase up to 15% of total assets, measured at the time of purchase, in convertible securities rated BB or below when the Investment Adviser determines that such securities are desirable in light of the Fund's investment objective and portfolio mix.


Special Risks. The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security normally also will provide income and therefore is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's return and its ability to achieve its investment objective.

CUSTODIAL RECEIPTS. Custodial receipts are participations in trusts that hold U.S. government, bank, corporate or other obligations. They entitle the holder to future interest payments or principal payments or both on securities held by the custodian.


Investment Strategy. To the extent consistent with their respective investment objectives and policies, the Funds may invest a portion of their assets in custodial receipts.


Special Risks. Like other stripped obligations (which are described below), custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

EQUITY SWAPS. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return.

Investment Strategy. The Funds may invest in equity swaps. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

Special Risks. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the investment management team does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss, which is potentially unlimited. The value of some components of an equity swap (such as the dividends on a common stock) also may be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults. Because equity swaps normally are illiquid, a Fund may not be able to terminate its obligations when desired.

EXCHANGE RATE-RELATED SECURITIES. Exchange rate-related securities represent certain foreign debt obligations whose


                    46 NORTHERN EQUITY INDEX FUNDS PROSPECTUS
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RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

principal values are linked to a foreign currency but which are repaid in U.S. dollars.

Investment Strategy. Each of the Funds may invest in exchange rate-related securities.

Special Risks. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.


Investment Strategy. Each of the Funds (other than the Small Cap Index and Stock Index Funds) may enter into forward currency exchange contracts for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. The Funds also may enter into these contracts for speculative purposes (i.e., to increase total return) or for cross-hedging purposes. Foreign currency exchange contracts will be used at the discretion of the investment management team, and no Fund is required to hedge its foreign currency positions. It is expected that the Global Real Estate Index Fund and the International Equity Index Fund will enter into forward currency exchange contracts.



Special Risks. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Fund's foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward currency exchange contracts may result in additional losses that are not otherwise related to changes in the value of the securities held by a Fund. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.


FUTURES CONTRACTS AND RELATED OPTIONS. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.


Investment Strategy. To the extent consistent with its investment objective and policies, each Fund may invest in futures contracts and options on futures contracts on domestic or foreign exchanges or boards of trade. These investments may be used for hedging purposes to seek to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs. It is expected that the Global Real Estate Index Fund will enter into exchange-traded equity index and REIT-related futures contracts among other types of futures contracts.


The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Special Risks. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV. As a result of the low margin deposits normally required in futures trading, a relatively small


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 47 price movement in a futures contract may result in substantial losses to a Fund. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.


ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below), certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").


Investment Strategy. Each Fund may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and policies, the Funds may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Northern Funds' Board of Trustees, that an adequate trading market exists.

Special Risks. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund. The practice of investing in Rule 144A Securities could increase the level of a Fund's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INSURANCE FUNDING AGREEMENTS. An insurance funding agreement ("IFA") is an agreement that requires a Fund to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Fund for a set time period.

Investment Strategy. The Funds may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.

Special Risks. IFAs are not insured by a government agency--they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.

INTEREST RATE SWAPS, CURRENCY SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, AND INTEREST RATE FLOORS, CAPS AND COLLARS. Interest rate and currency swaps are contracts that obligate a Fund and another party to exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

Investment Strategy. To the extent consistent with their respective investment objectives and policies, the Funds may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return.

Special Risks. The use of swaps and interest rate floors, caps and collars is a highly specialized activity which


                    48 NORTHERN EQUITY INDEX FUNDS PROSPECTUS
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RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If an Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these instruments were not used. Because these instruments normally are illiquid, a Fund may not be able to terminate its obligations when desired. In addition, if a Fund is obligated to pay the return under the terms of a total rate of return swap, Fund losses due to unanticipated market movements potentially are unlimited. A Fund also may suffer a loss if the other party to a transaction defaults.


INVESTMENT COMPANIES. To the extent consistent with their respective investment objectives and policies, the Funds may invest in securities issued by other investment companies, including money market funds, index funds, "country funds" (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iShares(SM), S&P's Depositary Receipts ("SPDRs") and other exchange-traded funds ("ETFs"). Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Funds may invest include money market funds which the Investment Adviser or any of its affiliates serve as investment advisers.


Investment Strategy. Investments by a Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Special Risks. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that company. It would also bear a proportionate share of any fees and expenses paid by that company. These expenses would be in addition to the advisory and other fees paid directly by the Fund. A Fund's investment in an ETF involves other considerations. In particular, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in "creation units" and are not redeemable individually except upon termination of the ETF. To redeem, a Fund must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of a small holding of an ETF, therefore, will depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF's net asset value.

INVESTMENT GRADE SECURITIES. A security is considered investment grade if, at the time of purchase, it is rated:

- BBB or higher by S&P;

- Baa or higher by Moody's Investors Service, Inc. ("Moody's");

- BBB or higher by Fitch Ratings ("Fitch"); or

- BBB or higher by Dominion Bond Rating Service Limited ("Dominion").


A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as an NRSRO, even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if the Investment Adviser determines that the security is comparable in quality to a security that has been rated investment grade.



Investment Strategy. The Funds may invest in fixed income and convertible securities to the extent consistent with their respective investment objectives and policies. Except as stated in the next section entitled "Non-Investment Grade Securities," fixed income and convertible securities purchased by the Funds generally will be investment grade.


Special Risks. Although securities rated BBB by S&P, Dominion or Fitch, or Baa by Moody's are considered investment grade, they have certain speculative


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 49 characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund and may be in default. The Investment Adviser will consider such an event in determining whether the Fund should continue to hold the security.

NON-INVESTMENT GRADE SECURITIES. Non-investment grade fixed income and convertible securities (sometimes referred to as "junk bonds") generally are rated BB or below by S&P, Dominion or Fitch, or Ba or below by Moody's (or have received a comparable rating from another NRSRO), or, if unrated, are determined to be of comparable quality by the Investment Adviser.


Investment Strategy. The Global Real Estate Index Fund may invest up to 15% of its total assets, measured at the time of purchase, in non-investment grade fixed income and convertible securities, when the investment management team determines that such securities are desirable in light of the Fund's investment objective and portfolio mix.



Special Risks. Non-investment grade fixed income and convertible securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation will be uncertain. The Fund also may incur additional expenses in seeking recovery on defaulted securities.



The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and the Fund's ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.


Investments in lower quality securities, whether rated or unrated, will be more dependent on the Investment Adviser's credit analysis than would be the case with investments in higher quality securities.

OPTIONS. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option.


Investment Strategy. To the extent consistent with its investment objective and policies, each Fund may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments or foreign currencies. A Fund will not purchase put and call options in an amount that exceeds 5% of its net assets at the time of purchase. The total value of a Fund's assets subject to options written by the Fund will not be greater than 25% of its net assets at the time the option is written. A Fund may "cover" a call option by owning the security underlying the option or through other means. Put options written by a Fund are "secured" if the Fund maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date.



                    50 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

Special Risks. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets.

Each Fund will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Adviser. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.


PORTFOLIO TURNOVER. The investment management team will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transaction costs, which could reduce a Fund's return. It also may result in higher short-term capital gains that are taxable to shareholders. See "Financial Highlights" for the Funds' historical portfolio turnover rates.


PREFERRED STOCK. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners.

Investment Strategy. Each Fund may invest in preferred stocks.

Special Risks. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by a Fund subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

Investment Strategy. Each Fund may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement never will occur more than one year after a Fund acquires the securities.

Special Risks. In the event of a default, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is unenforceable by the Fund.

SECURITIES LENDING. In order to generate additional income, the Funds may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Funds will receive collateral equal to at least 100% of the value of the securities loaned.

Investment Strategy. Securities lending may represent no more than one-third of the value of a Fund's total assets (including the loan collateral). Any cash collateral received by a Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market funds. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding a Fund's investments in particular types of securities.

Special Risks. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and possibly may incur a capital loss. A Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 51 borrower. Additionally, the amount of a Fund's distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of a Fund's distributions that qualify for the dividends received deduction available to corporate shareholders (together, "qualifying dividends") may be reduced as a result of such Fund's securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by such Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend.

SHORT SALES AGAINST-THE-BOX. A short sale against-the-box is a short sale such that at all times when the short position is open the seller owns or has the right to obtain, at no added cost, an equal amount of securities identical to those sold short.

Investment Strategy. To the extent consistent with their investment objectives and policies, the Funds may make short sales against-the-box.

Special Risks. If a Fund sells securities short against-the-box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it actually had sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short position with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

STRIPPED OBLIGATIONS. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.


Investment Strategy. To the extent consistent with their respective investment objectives and policies, the Funds may purchase stripped securities.


Special Risks. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Funds and adversely affect a Fund's total return.


TEMPORARY INVESTMENTS. The Funds temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high-quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits), and repurchase agreements with maturities of 13 months or less.


Investment Strategy. A Fund temporarily may hold cash or invest all or any portion of its assets in short-term obligations pending investment or to meet anticipated redemption requests. The Investment Adviser may, however, choose not to make such temporary investments even in very volatile or adverse conditions.

Special Risks. A Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. A Fund also may miss investment opportunities and have a lower total return during these periods.


UNITED STATES GOVERNMENT OBLIGATIONS. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal



                    52 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

and interest is backed by an irrevocable letter of credit issued by the U.S. government, an agency, instrumentality or sponsored enterprise thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.


Investment Strategy. To the extent consistent with its investment objective and policies, each Fund may invest in a variety of U.S. Treasury obligations and in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.



Special Risks. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.


VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters"). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.


Investment Strategy. Each Fund may invest in variable and floating rate instruments to the extent consistent with its investment objective and policies.


Special Risks. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Funds are not entitled to exercise their demand rights. As a result, the Funds could suffer a loss with respect to these instruments.

WARRANTS. A warrant represents the right to purchase a security at a predetermined price for a specified period of time.

Investment Strategy. Each Fund may invest in warrants and similar rights. A Fund also may purchase bonds that are issued in tandem with warrants.

Special Risks. Warrants are derivative instruments that present risks similar to options.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

Investment Strategy. Each Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Funds generally would purchase securities in these transactions with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

Special Risks. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 53 time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.


Investment Strategy. Each Fund may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective and policies.


Special Risks. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Fund to sell some of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

DISCLAIMERS


The Mid Cap Index Fund and Stock Index Fund are not sponsored, endorsed, sold or promoted by S&P, nor does S&P guarantee the accuracy and/or completeness of the S&P 500 Index or S&P MidCap 400 Index, or any data included therein. S&P makes no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or by any entity from the use of the S&P 500 Index or S&P MidCap 400 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the S&P 500 Index or S&P MidCap 400 Index or any data included therein.



The Small Cap Index Fund is not sponsored, endorsed, sold or promoted by Russell, nor does Russell guarantee the accuracy and/or completeness of the Russell 2000 Index or any data included therein. Russell makes no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or by any entity from the use of the Russell 2000 Index or any data included therein. Russell makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose with respect to the Russell 2000 Index or any data included therein.


The International Equity Index Fund is not sponsored, endorsed, sold or promoted by MSCI, nor does MSCI guarantee the accuracy and/or completeness of the MSCI EAFE Index or any data included therein. MSCI makes no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or by any entity from the use of the MSCI EAFE Index or any data included therein. MSCI makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the MSCI EAFE Index or any data included therein. The Additional Statement contains a more detailed description of the limited relationship MSCI has with Northern Trust and the International Equity Index Fund.



                    54 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION


The Global Real Estate Index Fund is not sponsored, endorsed, sold or promoted by FTSE, EPRA or NAREIT, nor do FTSE, EPRA or NAREIT guarantee the accuracy and/or completeness of the FTSE EPRA/NAREIT Index or any data included therein. FTSE, EPRA and NAREIT make no warranty, express or implied, as to the results to be obtained by any Fund, owners of any Fund, any person or any entity from the use of the FTSE EPRA/NAREIT Index or any data included therein. FTSE, EPRA and NAREIT make no express or implied warranties and expressly disclaim all such warranties of merchantability or fitness for a particular purpose for use with respect to the FTSE EPRA/NAREIT Index or any data included therein. The Additional Statement contains a more detailed description of the limited relationships FTSE, EPRA and NAREIT have with Northern Trust and the Global Real Estate Index Fund.


TNTC is sometimes referred to as "The Northern Trust Bank" in advertisements and other sales literature.


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 55

FINANCIAL INFORMATION



THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND A FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS (OR, IF SHORTER, THE PERIOD OF THE FUND'S OPERATIONS). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund for a share held for the entire period (assuming reinvestment of all dividends and distributions). The financial highlights for the fiscal years ended March 31, 2006, March 31, 2005, March 31, 2004, and March 31, 2003, have been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request and without charge. The financial highlights for the fiscal year ended March 31, 2002, were audited by the Funds' former independent accounting firm.



The Global Real Estate Index Fund commenced operations July 26, 2006, and its shares had not previously been offered; therefore, the Fund does not have previous financial history. Additional information about the Global Real Estate Index Fund's financial performance will be available in the Fund's annual and semiannual reports to shareholders when they are prepared.


--------------------------------------------------------------------------------


                    56 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS               FOR THE FISCAL YEAR OR PERIOD ENDED MARCH 31,


----------------------------------------------------------------------------------------------
                                                               INTERNATIONAL EQUITY INDEX FUND
Selected per share data                                             2006           2005(4)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $9.81          $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                               0.15            0.02

   Net realized and unrealized gains (losses)                          2.18          (0.21)

   Total from Investment Operations                                    2.33          (0.19)
----------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:

   From net investment income(1)                                     (0.07)              --

   From net realized gains                                           (0.03)              --
----------------------------------------------------------------------------------------------

   Total Distributions Paid                                          (0.10)              --
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $12.04           $9.81
----------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                                      23.91%         (1.90)%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of period                       $1,135,628        $270,034

   Ratio to average net assets of:(3)

      Expenses, net of reimbursements                                 0.45%           0.45%

      Expenses, before reimbursements                                 0.62%           0.62%

      Net investment income, net of reimbursements                    1.96%           7.58%(5)

      Net investment income, before reimbursements                    1.79%           7.41%(5)

   Portfolio Turnover Rate                                            3.40%           0.00%
----------------------------------------------------------------------------------------------



(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.



(2) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.



(3) Annualized for periods less than one year.



(4) Commenced investment operations on March 22, 2005.



(5) As the Fund commenced investment operations on March 22, 2005, annualized investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 57

FINANCIAL HIGHLIGHTS (continued)  FOR THE FISCAL YEARS OR PERIOD ENDED MARCH 31,

------------------------------------------------------------------------------------------
                                                                   MID CAP INDEX FUND
Selected per share data                                            2006         2005(3)
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $9.94         $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.10           0.02

   Net realized and unrealized gains (losses)                        2.01         (0.08)

   Total from Investment Operations                                  2.11         (0.06)
------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                      (0.07)             --
   From net realized gains                                         (0.04)             --
------------------------------------------------------------------------------------------
   Total Distributions Paid                                        (0.11)             --
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $11.94          $9.94
------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                    21.23%        (0.50)%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of period                       $340,299       $102,086

   Ratio to average net assets of:(2)

      Expenses, net of reimbursements                               0.30%          0.30%

      Expenses, before reimbursements                               0.60%          0.63%

      Net investment income, net of reimbursements                  1.05%          9.14%(4)

      Net investment income, before reimbursements                  0.75%          8.81%(4)

   Portfolio Turnover Rate                                         18.88%          0.00%
------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(2) Annualized for periods less than one year.

(3) Commenced investment operations on March 22, 2005.


(4) As the Fund commenced investment operations on March 22, 2005, annualized investment income ratios may not be reflective of amounts that an investor should expect on an annual basis prospectively.


                    58 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

                                            FOR THE FISCAL YEARS ENDED MARCH 31,


RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION


-------------------------------------------------------------------------------------------------------------------------------
                                                                                     SMALL CAP INDEX FUND
Selected per share data                                            2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                  $9.71        $9.30        $5.75        $8.00        $7.13

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.09         0.06         0.04         0.06         0.04

   Net realized and unrealized gains (losses)                        2.36         0.38         3.55       (2.25)         0.87

   Total from Investment Operations                                  2.45         0.44         3.59       (2.19)         0.91
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                      (0.07)       (0.03)       (0.04)       (0.05)       (0.03)

   From net realized gains                                         (0.11)           --           --       (0.01)       (0.01)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                        (0.18)       (0.03)       (0.04)       (0.06)       (0.04)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                       $11.98        $9.71        $9.30        $5.75        $8.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                    25.51%        4.74%       62.44%     (27.49)%       12.97%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $504,631     $358,525     $345,538     $173,886     $316,125

   Ratio to average net assets of:

      Expenses, net of waivers and reimbursements                   0.35%        0.62%        0.65%        0.65%        0.65%

      Expenses, before waivers and reimbursements                   0.51%        0.89%        1.02%        1.10%        1.37%

      Net investment income, net of waivers and
         reimbursements                                             0.93%        0.66%        0.58%        0.79%        0.83%

      Net investment income, before waivers and
         reimbursements                                             0.77%        0.39%        0.21%        0.34%        0.11%

   Portfolio Turnover Rate                                         22.33%       31.27%       26.94%       51.12%       27.68%
-------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 59

FINANCIAL HIGHLIGHTS (continued)            FOR THE FISCAL YEARS ENDED MARCH 31,

-------------------------------------------------------------------------------------------------------------------------------
                                                                                       STOCK INDEX FUND
Selected per share data                                            2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                 $14.57       $13.93       $10.49       $14.20       $14.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.25         0.22         0.15         0.14         0.13

   Net realized and unrealized gains (losses)                        1.41         0.64         3.44       (3.71)       (0.19)

   Total from Investment Operations                                  1.66         0.86         3.59       (3.57)       (0.06)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                      (0.25)       (0.22)       (0.15)       (0.14)       (0.13)

   From net realized gains                                             --           --           --           --       (0.01)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                        (0.25)       (0.22)       (0.15)       (0.14)       (0.14)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                       $15.98       $14.57       $13.93       $10.49       $14.20
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                    11.46%        6.20%       34.33%     (25.22)%      (0.35)%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $498,482     $391,752     $392,327     $305,859     $494,675

   Ratio to average net assets of:

      Expenses, net of waivers and reimbursements                   0.25%        0.52%        0.55%        0.55%        0.55%

      Expenses, before waivers and reimbursements                   0.50%        0.79%        0.82%        0.86%        0.91%

      Net investment income, net of waivers and
         reimbursements                                             1.66%        1.56%        1.18%        1.19%        0.89%

      Net investment income, before waivers and
         reimbursements                                             1.41%        1.29%        0.91%        0.88%        0.53%

   Portfolio Turnover Rate                                          4.86%        4.22%        5.33%        6.82%        3.32%
-------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

                    60 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

                       THIS PAGE INTENTIONALLY LEFT BLANK


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 61

                       THIS PAGE INTENTIONALLY LEFT BLANK


                    62 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

                       THIS PAGE INTENTIONALLY LEFT BLANK


                   NORTHERN EQUITY INDEX FUNDS PROSPECTUS 63

FOR MORE INFORMATION


ANNUAL/SEMIANNUAL REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Funds and their policies also is available in the Funds' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).


The Funds' annual and semiannual reports and the Additional Statement are available free upon request by calling the Northern Funds Center at 800/595-9111.


TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

------------------------------------------------------------

BY TELEPHONE
------------------------------------------------------------

Call 800/595-9111

------------------------------------------------------------

BY MAIL
------------------------------------------------------------

Northern Funds
P.O. Box 75986
Chicago, IL 60675-5986

------------------------------------------------------------

ON THE INTERNET
------------------------------------------------------------

The Funds' documents are available online and may be downloaded from:

- The SEC's Web site at sec.gov (text-only).

- Northern Funds' Web site at northernfunds.com.


You may review and obtain copies of Northern Funds' documents by visiting the SEC's Public Reference Room in Washington, D.C. You also may obtain copies of Northern Funds' documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202/551-8090.


811-08236


                    64 NORTHERN EQUITY INDEX FUNDS PROSPECTUS

        NORTHERN FIXED INCOME FUNDS

        - ARIZONA TAX-EXEMPT FUND
        - CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
        - CALIFORNIA TAX-EXEMPT FUND
        - FIXED INCOME FUND
        - FLORIDA INTERMEDIATE TAX-EXEMPT FUND
        - GLOBAL FIXED INCOME FUND
        - HIGH YIELD FIXED INCOME FUND
        - HIGH YIELD MUNICIPAL FUND
        - INTERMEDIATE TAX-EXEMPT FUND
        - SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
        - TAX-EXEMPT FUND
        - U.S. GOVERNMENT FUND


         ------------------------------------------------------------------------------------------------------------

               PROSPECTUS DATED JULY 31, 2006            An investment in a Fund is not a deposit of any bank and is
         ------------------------------------------      not insured or guaranteed by the Federal Deposit Insurance
                                                         Corporation ("FDIC") or any other government agency. An
                                                         investment in a Fund involves investment risks, including
                                                         possible loss of principal.
                                                         The Arizona Tax-Exempt, California Intermediate Tax-Exempt
                                                         and California Tax-Exempt Funds are not available in certain states. Please call 800/595-9111 to determine the
                                                         availability in your state.
                                                         The Securities and Exchange Commission ("SEC") has not
                                                         approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the
                                                         contrary is a criminal offense.
                                                         Shares of Northern Funds are distributed by Northern Funds
                                                         Distributors, LLC, 301 Bellevue Parkway, Wilmington, DE
                                                         19809. Northern Funds Distributors, LLC is not affiliated
                                                         with Northern Trust.


NORTHERN FUNDS PROSPECTUS

TABLE OF CONTENTS


------------------------------------------------------
OVERVIEW
------------------------------------------------------
4    DEFINITIONS
------------------------------------------------------
RISK/RETURN SUMMARY
------------------------------------------------------
Information about the objectives, principal strategies
and risk characteristics of each Fund.
5    FIXED INCOME FUNDS
     5    Arizona Tax-Exempt Fund
     7    California Intermediate Tax-Exempt Fund
     8    California Tax-Exempt Fund
     9    Fixed Income Fund
     10   Florida Intermediate Tax-Exempt Fund
     12   Global Fixed Income Fund
     13   High Yield Fixed Income Fund
     14   High Yield Municipal Fund
     16   Intermediate Tax-Exempt Fund
     17   Short-Intermediate U.S. Government Fund
     18   Tax-Exempt Fund
     19   U.S. Government Fund
20   PRINCIPAL INVESTMENT RISKS
24   FUND PERFORMANCE
     25   Arizona Tax-Exempt Fund
     26   California Intermediate Tax-Exempt Fund
     27   California Tax-Exempt Fund
     28   Fixed Income Fund
     29   Florida Intermediate Tax-Exempt Fund
     30   Global Fixed Income Fund
     31   High Yield Fixed Income Fund
     32   High Yield Municipal Fund
     33   Intermediate Tax-Exempt Fund
     34   Short-Intermediate U.S. Government Fund
     35   Tax-Exempt Fund
     36   U.S. Government Fund
37   BROAD-BASED SECURITIES MARKET INDICES
38   FUND FEES AND EXPENSES
------------------------------------------------------
MANAGEMENT OF THE FUNDS
------------------------------------------------------
Details that apply to the Funds as a group.
42   INVESTMENT ADVISERS
43   ADVISORY FEES
44   FUND MANAGEMENT
45   OTHER FUND SERVICES
------------------------------------------------------
ABOUT YOUR ACCOUNT
------------------------------------------------------
How to open, maintain, and close an account.
46   PURCHASING AND SELLING SHARES
     46   Purchasing Shares
     46   Opening an Account
     48   Selling Shares
50   ACCOUNT POLICIES AND OTHER INFORMATION
     50   Calculating Share Price
     50   Timing of Purchase Requests
     50   Miscellaneous Purchase Information
     51   Timing of Redemption and Exchange Requests
     51   Payment of Redemption Proceeds
     51   Redemption Fees
     52   Miscellaneous Redemption Information
     52   Exchange Privileges
     53   Policies and Procedures on Excessive Trading
          Practices
     54   In-Kind Purchases and Redemptions
     54   Telephone Transactions
     54   Making Changes to Your Account Information
     54   Signature Guarantees
     54   Business Day
     55   Good Order
     55   Customer Identification Program
     55   Early Closings
     55   Emergency Events
     55   Financial Intermediaries

           56         Portfolio Holdings
           57         Shareholder Communications
58         DIVIDENDS AND DISTRIBUTIONS
59         TAX CONSIDERATIONS
61         TAX TABLE
--------------------------------------------------------------------------
RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION
--------------------------------------------------------------------------
62         RISKS, SECURITIES AND TECHNIQUES
           62         Additional Information on Investment Objectives,
                      Principal Investment Strategies and Related Risks
           67         Additional Description of Securities and Common
                      Investment Techniques
78         FINANCIAL INFORMATION
           79         Financial Highlights
--------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------
92         ANNUAL/SEMIANNUAL REPORTS
92         STATEMENT OF ADDITIONAL INFORMATION

OVERVIEW

NORTHERN FUNDS (THE "TRUST") IS A FAMILY OF NO-LOAD MUTUAL FUNDS THAT OFFERS A SELECTION OF FUNDS TO INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

--------------------------------------------------------------------------------

The descriptions on the following pages may help you choose the fund or funds that best fit your investment needs. Keep in mind, however, that no fund can guarantee it will meet its investment objective, and no fund should be relied upon as a complete investment program.

This Prospectus describes the twelve fixed income funds (the "Funds") currently offered by the Trust. The Trust also offers other funds, including equity and money market funds, which are described in separate prospectuses.


In addition to the instruments described on the following pages, each Fund may use various investment techniques in seeking its investment objective. You can learn more about these techniques and their related risks by reading "Risks, Securities and Techniques" in this Prospectus beginning on page 62 and in the Statement of Additional Information ("Additional Statement").

------------------------------------------------------------

DEFINITIONS
------------------------------------------------------------

CALIFORNIA FUNDS. California Intermediate Tax-Exempt Fund and California Tax-Exempt Fund.

FIXED INCOME FUNDS. Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Fixed Income Fund, Florida Intermediate Tax-Exempt Fund, Global Fixed Income Fund, High Yield Fixed Income Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Short-Intermediate U.S. Government Fund, Tax-Exempt Fund and U.S. Government Fund.


TAX-EXEMPT FUNDS (THE "TAX-EXEMPT FUNDS"). Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Florida Intermediate Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund and Tax-Exempt Fund.


TAXABLE FUNDS. Fixed Income Fund, Global Fixed Income Fund, High Yield Fixed Income Fund, Short-Intermediate U.S. Government Fund and U.S. Government Fund.

                    4 NORTHERN FIXED INCOME FUNDS PROSPECTUS

FIXED INCOME FUNDS


ARIZONA TAX-EXEMPT FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks to provide high current income exempt from regular federal income tax and Arizona state personal income tax by investing in municipal instruments.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------

INVESTMENT STRATEGIES. In seeking high current income exempt from regular federal income tax and Arizona state personal income tax, the Fund will invest in municipal instruments. These may include:

- General obligation bonds secured by the issuer's full faith, credit and taxing power;

- Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

- Industrial development bonds;

- Moral obligation bonds;

- Tax-exempt derivative instruments;

- Stand-by commitments; and

- Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.


The Fund primarily invests in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization ("NRSRO") or of comparable quality as determined by the Investment Adviser). However, it may invest to a limited extent in obligations that are rated below investment grade ("junk bonds").



Except in extraordinary circumstances, at least 80% of the Fund's net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. Alternative minimum tax ("AMT") obligations (also known as "private activity bonds"), which pay interest that may be treated as an item of tax preference to shareholders under the federal alternative minimum tax, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund's dividends may be subject to federal tax. In addition, under normal circumstances, at least 80% of the Fund's net assets will be invested in instruments that pay income that is exempt from Arizona state personal income tax ("Arizona municipal instruments"). These may include certain securities of issuers located outside the State of Arizona.


During temporary defensive periods, all or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities(such as general obligation bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity, under normal circumstances, will range between ten and thirty years.

The Fund is "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"), and may invest more of its assets in fewer issuers than "diversified" mutual funds.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

RISK/RETURN SUMMARY


                    NORTHERN FIXED INCOME FUNDS PROSPECTUS 5

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, credit (or default), project/industrial development bond, tax, non-diversification and Arizona-specific risks. See page 20 for a discussion of these risks.



More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 62 of this Prospectus.



                    6 NORTHERN FIXED INCOME FUNDS PROSPECTUS

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks to provide high current income exempt from regular federal income tax and California state personal income tax by investing in municipal instruments.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------

INVESTMENT STRATEGIES. In seeking high current income exempt from regular federal income tax and California state personal income tax, the Fund will invest in municipal instruments. These may include:

- General obligation bonds secured by the issuer's full faith, credit and taxing power;

- Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

- Industrial development bonds;

- Moral obligation bonds;

- Tax-exempt derivative instruments;

- Stand-by commitments; and

- Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.


The Fund primarily invests in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a NRSRO or of comparable quality as determined by the Investment Adviser). However, it may invest to a limited extent in obligations that are rated below investment grade ("junk bonds").



Except in extraordinary circumstances, at least 80% of the Fund's net assets will be invested in debt instruments that pay interest which is exempt from regular federal income tax. AMT obligations, which pay interest that may be treated as an item of tax preference to shareholders under the federal alternative minimum tax, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund's dividends may be subject to federal tax. In addition, under normal circumstances, at least 80% of the Fund's net assets will be invested in instruments that pay income that is exempt from California state personal income tax ("California municipal instruments"). These may include certain securities of issuers located outside the State of California.


During temporary defensive periods, all or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity, under normal circumstances, will range between three and ten years.

The Fund is "non-diversified" under the 1940 Act and may invest more of its assets in fewer issuers than "diversified" mutual funds.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.


RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, credit (or default), project/industrial development bond, tax, non-diversification and California-specific risks. See page 20 for a discussion of these risks.



More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 62 of this Prospectus.


RISK/RETURN SUMMARY


                    NORTHERN FIXED INCOME FUNDS PROSPECTUS 7

CALIFORNIA TAX-EXEMPT FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks to provide high current income exempt from regular federal income tax and California state personal income tax.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------

INVESTMENT STRATEGIES. In seeking high current income exempt from regular federal income tax and California state personal income tax, the Fund will invest in municipal instruments. These may include:

- General obligation bonds secured by the issuer's full faith, credit and taxing power;

- Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

- Industrial development bonds;

- Moral obligation bonds;

- Tax-exempt derivative instruments;

- Stand-by commitments; and

- Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.


The Fund primarily invests in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a NRSRO or of comparable quality as determined by the Investment Adviser). However, it may invest to a limited extent in obligations that are rated below investment grade ("junk bonds").


Except in extraordinary circumstances, at least 80% of the Fund's net assets will be invested in debt instruments that pay interest which is exempt from regular federal income tax. AMT obligations, which pay interest that may be treated as an item of tax preference to shareholders under the federal alternative minimum tax, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund's dividends may be subject to federal tax. In addition, under normal circumstances, at least 80% of the Fund's net assets will be invested in California municipal instruments. These may include certain securities of issuers located outside the State of California.

During temporary defensive periods, all or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity, under normal circumstances, will range between ten and thirty years.

The Fund is "non-diversified" under the 1940 Act, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.


RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, credit (or default), project/industrial development bond, tax, non-diversification and California-specific risks. See page 20 for a discussion of these risks.



More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 62 of this Prospectus.


                    8 NORTHERN FIXED INCOME FUNDS PROSPECTUS

FIXED INCOME FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks a high level of current income.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------

INVESTMENT STRATEGIES. In seeking high current income, the Fund will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities. These may include:


- Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;


- Obligations of state, local and foreign governments;

- Obligations of domestic and foreign banks and corporations;

- Zero coupon bonds, debentures, preferred stock and convertible securities;

- Mortgage and other asset-backed securities;

- Stripped securities evidencing ownership of future interest or principal payments on debt obligations; and

- Repurchase agreements relating to the above instruments.


The Fund primarily invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a NRSRO or of comparable quality as determined by the Investment Advisers). However, it may invest to a limited extent in obligations of foreign issuers and in securities that are rated below investment grade ("junk bonds").


In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks.


The Fund's dollar-weighted average maturity, under normal circumstances, will range between three and fifteen years.


In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options, swaps and currency contracts, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.


RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, credit (or default), high yield, currency, country, foreign regulatory and portfolio turnover risks. See page 20 for a discussion of these risks.



More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 62 of this Prospectus.


RISK/RETURN SUMMARY


                    NORTHERN FIXED INCOME FUNDS PROSPECTUS 9

FLORIDA INTERMEDIATE TAX-EXEMPT FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks to provide high current income exempt from regular federal income tax by investing in municipal instruments.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------

INVESTMENT STRATEGIES. In seeking high current income exempt from regular federal income tax, the Fund will invest in municipal instruments. These may include:

- General obligation bonds secured by the issuer's full faith, credit and taxing power;

- Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

- Industrial development bonds;

- Moral obligation bonds;

- Tax-exempt derivative instruments;

- Stand-by commitments; and

- Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.


The Fund primarily invests in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a NRSRO or of comparable quality as determined by the Investment Adviser). However, it may invest to a limited extent in obligations that are rated below investment grade ("junk bonds").



Except in extraordinary circumstances, at least 80% of the Fund's net assets will be invested in debt instruments that pay interest which is exempt from regular federal income tax. AMT obligations, which pay interest that may be treated as an item of tax preference to shareholders under the federal alternative minimum tax, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund's dividends may be subject to federal tax. In addition, under normal circumstances, the Fund will invest at least 80% of its net assets in instruments that are exempt from the Florida intangible personal property tax ("Florida municipal instruments"). These may include certain securities of issuers located outside the State of Florida. The Florida Legislature has passed and Governor Bush is expected to sign legislation which will effectively repeal the intangible personal property tax. The bill will take effect January 1, 2007, meaning all taxes imposed for calendar year 2006 and prior remain in effect. As a result of the repeal, this annual tax will no longer apply after January 1, 2007.


During temporary defensive periods, all or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity, under normal circumstances, will range between three and ten years.

The Fund is "non-diversified" under the 1940 Act, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.


                    10 NORTHERN FIXED INCOME FUNDS PROSPECTUS

RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, credit (or default), project/industrial development bond, tax, non-diversification and Florida-specific risks. See page 20 for a discussion of these risks.



More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 62 of this Prospectus.


RISK/RETURN SUMMARY


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 11

GLOBAL FIXED INCOME FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks to maximize total return consistent with reasonable risk.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------

INVESTMENT STRATEGIES. In seeking to maximize total return, the Fund will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities. The Fund intends to invest in the securities of issuers located in a number of countries throughout the world. The securities in which the Fund may invest include:

- Obligations of foreign or domestic governments, their agencies, instrumentalities or sponsored enterprises;

- Obligations of supranational organizations (such as the World Bank);

- Obligations of foreign or domestic corporations and banks;

- Zero coupon bonds, debentures, preferred stock and convertible securities of foreign or domestic issuers; and

- Mortgage and other asset-backed securities.


The Fund primarily invests in mature markets (such as Germany, Japan and the U.S.). However, it may to a lesser extent also make investments in emerging markets (such as Argentina and China). Investments are made based on the investment management team's outlook for the relative economic growth, expected inflation and other economic and political prospects of each country or region.



The Fund primarily invests in investment grade fixed income securities (i.e., obligations rated within the top four rating categories by a NRSRO or of comparable quality as determined by the Investment Advisers). In addition, it may invest to a limited extent in securities that are rated below investment grade ("junk bonds").


In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as governmental, supranational and corporate obligations) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity, under normal circumstances, will range between three and eleven years.

The Fund is "non-diversified" under the 1940 Act, and may invest more of its assets in fewer issuers than "diversified" mutual funds.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options, swaps and currency contracts, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.


RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, credit (or default), non-diversification, currency, country, foreign regulatory, and emerging markets risks. See page 20 for a discussion of these risks.



More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 62 of this Prospectus.



                    12 NORTHERN FIXED INCOME FUNDS PROSPECTUS

HIGH YIELD FIXED INCOME FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks a high level of current income. In doing so, the Fund also may consider the potential for capital appreciation.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------

INVESTMENT STRATEGIES. In seeking to achieve its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets in lower quality bonds and other fixed income securities (commonly referred to as "junk bonds"). These may include:

- Obligations of U.S. and foreign corporations and banks;

- Obligations of state, local and foreign governments;


- Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;


- Senior and subordinated bonds and debentures;

- Mortgage and other asset-backed securities;

- Zero coupon, pay-in-kind and capital appreciation bonds;

- Convertible securities, preferred stock, structured securities and loan participations;

- Warrants, rights and other equity securities that are acquired in connection with the Fund's investments in debt or convertible securities; and

- Repurchase agreements relating to the above instruments.

Lower quality securities are rated BB, Ba or lower by a NRSRO. Unrated securities will be of comparable quality as determined by the Investment Adviser.

Lower rated securities tend to offer higher yields than higher rated securities with similar maturities. However, lower rated securities are considered speculative and generally involve greater price volatility and greater risk of loss than higher rated securities. There is no minimum rating for a security purchased or held by the Fund, and the Fund may purchase securities that are in default. Although the Fund invests primarily in lower quality fixed income securities, it may invest a portion of its assets in securities of higher quality. During temporary defensive periods, the Fund may invest all of its assets in securities of higher quality. The Fund may not achieve its investment objective when this temporary strategy is used.

Although the Fund primarily invests in the debt obligations of domestic issuers, it may make limited investments in the securities of foreign issuers.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as asset-backed, mortgage-backed and corporate securities) that the team believes will provide a favorable return in light of the risks. The investment management team also may consider obligations with a more favorable or improving credit or industry outlook that provide the potential for capital appreciation.

The Fund does not have any portfolio maturity limitation, and may invest its assets from time to time primarily in instruments with short, medium or long maturities. The instruments held by the Fund are considered speculative, and an investment in the Fund presents substantial risks in relation to a fund that invests primarily in investment grade instruments.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options, swaps and currency contracts, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.


RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, credit (or default), high yield, currency, country and foreign regulatory risks. See page 20 for a discussion of these risks.



More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 62 of this Prospectus.


RISK/RETURN SUMMARY


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 13

HIGH YIELD MUNICIPAL FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks a high level of current income exempt from regular federal income tax.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------

INVESTMENT STRATEGIES. In seeking high current income exempt from regular federal income tax, the Fund will invest, under normal circumstances, at least 65% of its net assets in rated and unrated municipal instruments that are of low quality (commonly referred to as "junk bonds") or medium or upper medium quality. These may include:

- General obligation bonds secured by the issuer's full faith, credit and taxing power;

- Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

- Industrial development bonds;

- Moral obligation bonds;

- Tax-exempt derivative instruments;

- Stand-by commitments; and

- Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial companies.

Upper medium quality securities are rated A by a NRSRO, and medium quality securities are rated BBB or Baa by a NRSRO. Lower quality securities are rated BB, Ba or lower by a NRSRO. Unrated securities will be of comparable quality as determined by the Investment Adviser.

Lower quality securities tend to offer higher yields than higher rated securities with similar maturities. However, lower rated securities are considered speculative and generally involve greater price volatility and greater risk of loss than higher rated securities. Medium quality securities, although considered investment grade, also are considered to have speculative characteristics. There is no minimum rating for a municipal instrument purchased or held by the Fund, and the Fund may purchase securities that are in default. Although the Fund primarily invests in low, medium or upper medium quality securities, it may invest a portion of its assets in securities of higher quality. During temporary defensive periods, the Fund may invest all of its assets in securities of higher quality. The Fund may not achieve its investment objective when this temporary strategy is used.

Except in extraordinary circumstances, at least 80% of the Fund's net assets will be invested in debt instruments that pay interest which is exempt from regular federal income tax. The Fund is not limited in the amount of its assets that may be invested in AMT obligations, which pay interest that may be treated as an item of tax preference to shareholders under the federal alternative minimum tax. For shareholders subject to AMT, a significant portion of the Fund's dividends may be subject to federal tax.

During temporary defensive periods, however, all or any portion of the Fund's assets may be held uninvested or invested in taxable instruments. Taxable investments may consist of those instruments that may be purchased by the High Yield Fixed Income Fund or the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as corporate-backed municipal bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks.

The Fund does not have any portfolio maturity limitations, and may invest its assets from time to time primarily in instruments with short, medium or long maturities. The instruments held by the Fund are considered speculative, and an investment in the Fund presents substantial risks in relation to a fund that invests primarily in investment grade instruments.


                    14 NORTHERN FIXED INCOME FUNDS PROSPECTUS

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options, swaps and currency contracts, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.


RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, credit (or default), project/industrial development bond, tax and high yield risks. See page 20 for a discussion of these risks.



More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 62 of this Prospectus.


RISK/RETURN SUMMARY


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 15

INTERMEDIATE TAX-EXEMPT FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks to provide a high level of current income exempt from regular federal income tax by investing in municipal instruments.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------

INVESTMENT STRATEGIES. In seeking high current income exempt from regular federal income tax, the Fund will invest in municipal instruments. These may include:

- General obligation bonds secured by the issuer's full faith, credit and taxing power;

- Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

- Industrial development bonds;

- Moral obligation bonds;

- Tax-exempt derivative instruments;

- Stand-by commitments; and

- Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.


The Fund primarily invests in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a NRSRO or of comparable quality as determined by the Investment Adviser). However, it may invest to a limited extent in obligations that are rated below investment grade ("junk bonds").


Except in extraordinary circumstances, at least 80% of the Fund's net assets will be invested in debt instruments that pay interest which is exempt from regular federal income tax. AMT obligations, which pay interest that may be treated as an item of tax preference to shareholders under the federal alternative minimum tax, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund's dividends may be subject to federal tax.

During temporary defensive periods, all or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as general obligation bonds, corporate-backed municipal bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity, under normal circumstances, will range between three and ten years.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.


RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, credit (or default), project/industrial development bond, tax and portfolio turnover risks. See page 20 for a discussion of these risks.



More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 62 of this Prospectus.



                    16 NORTHERN FIXED INCOME FUNDS PROSPECTUS

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks to provide a high level of current income.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------


INVESTMENT STRATEGIES. In seeking high current income, the Fund will invest, under normal circumstances, at least 80% of its net assets in securities issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises and repurchase agreements relating to such securities. These may include:


- U.S. Treasury bills, notes and bonds;


- Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;



- Mortgage-related securities issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises;



- Stripped securities evidencing ownership of future interest or principal payments on obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;


- Repurchase agreements collateralized by the above instruments; and


- Structured debt securities that are issued or guaranteed directly by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.


The Fund also may make limited investments in the obligations of supranational organizations (such as the World Bank).

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency and mortgage-related securities) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity, under normal circumstances, will range between two and five years.


In seeking to achieve its investment objective, the Fund may make significant investments in structured securities that are issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises, and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.


The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.


RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, U.S. government securities and portfolio turnover risks. See page 20 for a discussion of these risks.



More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 62 of this Prospectus.


RISK/RETURN SUMMARY


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 17

TAX-EXEMPT FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks to provide a high level of current income exempt from regular federal income tax by investing in municipal instruments.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------

INVESTMENT STRATEGIES. In seeking high current income exempt from regular federal income tax, the Fund may invest in a broad range of municipal instruments. These may include:

- General obligation bonds secured by the issuer's full faith, credit and taxing power;

- Revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities;

- Industrial development bonds;

- Moral obligation bonds;

- Tax-exempt derivative instruments;

- Stand-by commitments; and

- Municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions.


The Fund primarily invests in investment grade debt obligations (i.e., obligations rated within the top four rating categories by a NRSRO or of comparable quality as determined by the Investment Adviser). However, it may invest to a limited extent in obligations that are rated below investment grade ("junk bonds").


Except in extraordinary circumstances, at least 80% of the Fund's net assets will be invested in debt instruments that pay interest which is exempt from regular federal income tax. AMT obligations, which pay interest that may be treated as an item of tax preference to shareholders under the federal alternative minimum tax, will not be deemed to be eligible debt instruments for the purposes of determining whether the Fund meets this policy. For shareholders subject to AMT, a limited portion of the Fund's dividends may be subject to federal tax.

During temporary defensive periods, all or any portion of the Fund's assets may be held uninvested or invested in AMT obligations and taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Fixed Income Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as general obligation bonds and revenue obligation bonds) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity, under normal circumstances, will range between ten and thirty years.

In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.


RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, credit (or default), project/industrial development bond, tax and portfolio turnover risks. See page 20 for a discussion of these risks.



More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 62 of this Prospectus.



                    18 NORTHERN FIXED INCOME FUNDS PROSPECTUS

U.S. GOVERNMENT FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks a high level of current income.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------


INVESTMENT STRATEGIES. In seeking a high level of current income, the Fund will invest, under normal circumstances, at least 80% of its net assets in securities issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises and repurchase agreements relating to such securities. These may include:


- U.S. Treasury bills, notes and bonds;


- Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;



- Mortgage-related securities issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises;



- Stripped securities evidencing ownership of future interest or principal payments on obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;


- Repurchase agreements relating to the above instruments; and


- Structured debt securities that are issued or guaranteed directly by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.


The Fund also may make limited investments in the obligations of supranational organizations (such as the World Bank).

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency and mortgage-related securities) that the team believes will provide a favorable return in light of these risks.

The Fund's dollar-weighted average maturity, under normal circumstances, will range between one and ten years.


In seeking to achieve its investment objective, the Fund may make significant investments in structured securities that are issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises, and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.


The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.


RISKS. These principal investment risks apply to the Fund: market, management, liquidity, derivatives, interest rate/maturity, structured securities, prepayment (or call), debt extension, U.S. government securities and portfolio turnover risks. See page 20 for a discussion of these risks.



More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 62 of this Prospectus.


RISK/RETURN SUMMARY


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 19

PRINCIPAL INVESTMENT RISKS


All investments carry some degree of risk that will affect the value of a Fund's investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Fund.

AN INVESTMENT IN A FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.
The following summarizes the principal risks that apply to the Funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------

RISKS THAT APPLY TO ALL FUNDS
--------------------------------------------------------------

MARKET RISK is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or last for extended periods.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

LIQUIDITY RISK is the risk that a Fund will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.


DERIVATIVES RISK is the risk that loss may result from a Fund's investments in options, futures, swaps, structured debt securities and other derivative instruments, which may be leveraged. Investments in derivative instruments may result in losses exceeding the amounts invested. The Funds may use derivatives to enhance returns or hedge against market declines.


INTEREST RATE/MATURITY RISK is the risk that increases in prevailing interest rates will cause fixed income securities held by a Fund to decline in value. The magnitude of this decline will often be greater for longer-term fixed income securities than shorter-term securities.

STRUCTURED SECURITIES RISK is the risk that loss may result from a Fund's investments in structured securities, which are considered to be derivative instruments because their value is based on changes in the specific currencies, commodities, securities, indices or other financial indicators. For these reasons, structured securities present additional risk that the interest paid to the Fund on a structured security will be less than expected, and that the principal amount invested will not be returned to the Fund. As a result, investments in structured securities may adversely affect the Fund's net asset value. In some cases it is possible that a Fund may suffer a total loss on its investment in a structured security.

PREPAYMENT (OR CALL) RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return and share price.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

------------------------------------------------------------

RISK THAT APPLIES PRIMARILY TO THE ARIZONA TAX-EXEMPT, CALIFORNIA INTERMEDIATE TAX-EXEMPT, CALIFORNIA TAX-EXEMPT, FIXED INCOME, FLORIDA INTERMEDIATE TAX-EXEMPT, GLOBAL
FIXED INCOME, HIGH YIELD FIXED INCOME, HIGH YIELD MUNICIPAL, INTERMEDIATE TAX-EXEMPT AND TAX-EXEMPT FUNDS
------------------------------------------------------------

CREDIT (OR DEFAULT) RISK is the risk that a U.S. or foreign issuer or guarantor of a security, or a counterparty to a transaction, may default on its payment obligations or

                    20 NORTHERN FIXED INCOME FUNDS PROSPECTUS experience a decline in credit quality. Generally, the lower the credit rating of a security, issuer, guarantor or counterparty, the greater the risk of default. Also, a downgrade in the credit quality of a security or its issuer or guarantor may cause the security to decline in value. Investment grade fixed income securities generally are believed to have relatively low degrees of credit risk.

--------------------------------------------------------------

RISKS THAT APPLY PRIMARILY TO THE ARIZONA TAX-EXEMPT,
CALIFORNIA INTERMEDIATE TAX-EXEMPT, CALIFORNIA TAX-EXEMPT,
FLORIDA INTERMEDIATE TAX-EXEMPT, HIGH YIELD MUNICIPAL,
INTERMEDIATE TAX-EXEMPT AND TAX-EXEMPT FUNDS
--------------------------------------------------------------

PROJECT/INDUSTRIAL DEVELOPMENT BOND RISK is the risk that a Fund may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

TAX RISK is the risk that future legislative or administrative changes or court decisions may materially affect the ability of a Fund to pay tax-exempt dividends.

--------------------------------------------------------------


RISK THAT APPLIES PRIMARILY TO THE ARIZONA TAX-EXEMPT,
CALIFORNIA INTERMEDIATE TAX-EXEMPT, CALIFORNIA TAX-EXEMPT,
FLORIDA INTERMEDIATE TAX-EXEMPT AND GLOBAL FIXED INCOME FUNDS

--------------------------------------------------------------


NON-DIVERSIFICATION RISK is the risk that a non-diversified Fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments.

--------------------------------------------------------------

RISK THAT APPLIES PRIMARILY TO THE ARIZONA TAX-EXEMPT FUND
--------------------------------------------------------------


ARIZONA-SPECIFIC RISK is the risk that a Fund that invests more than 25% of its assets in Arizona municipal instruments will be more exposed to negative political or economic factors in Arizona than a Fund that invests more widely. Arizona's economy is largely composed of services, construction, trade, government, real estate, manufacturing, mining, tourism and the military. The exposure to these industries leaves Arizona vulnerable to an economic slowdown associated with business cycles, including a decline in tourism revenue resulting from a decline in the value of the Canadian dollar, the peso and other currencies relative to the U.S. dollar. From time to time, Arizona and its political subdivisions have encountered financial difficulties.


--------------------------------------------------------------

RISK THAT APPLIES PRIMARILY TO THE CALIFORNIA INTERMEDIATE
TAX-EXEMPT AND CALIFORNIA TAX-EXEMPT FUNDS
--------------------------------------------------------------

CALIFORNIA-SPECIFIC RISK is the risk that a Fund that invests more than 25% of its assets in California municipal instruments will be more exposed to negative political, economic and statutory factors within the State of California than a Fund that invests more widely. Although California has a diverse economy, the combination of a recession in the early 2000s, and substantial stock market declines led to revenue declines at the State and local levels. The State incurred multi-billion dollar budget deficits, which in turn led to cash flow difficulties and the need to refinance short-term notes with long-term deficit bonds totaling almost $11 billion. The State's economy has been in steady recovery since 2003, which has helped State finances, and a strong housing market and increases in property values have provided some relief to local governments which were also adversely affected by the recession. However, the State still faces structural budget gaps and has reduced aid to local governments in the past few years to help solve its own budget problems. Failure of the State to address its structural budget gaps in the coming years could lead to future rating declines.

--------------------------------------------------------------

RISK THAT APPLIES PRIMARILY TO THE FIXED INCOME, HIGH YIELD
FIXED INCOME AND HIGH YIELD MUNICIPAL FUNDS
--------------------------------------------------------------

HIGH-YIELD RISK may impact the value of non-investment grade fixed income and convertible securities held by a Fund. Generally, these securities, sometimes known as "junk bonds," are subject to greater credit risk, price volatility and risk of loss than investment grade securities. In addition, there may be less of a market for them, which could make it harder to sell them at an acceptable price. These and related risks mean that the Fund may not achieve the expected return from non-investment grade fixed income and convertible securities and that its share

RISK/RETURN SUMMARY

                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 21 price may be adversely affected by declines in the value of these securities.

--------------------------------------------------------------

RISKS THAT APPLY PRIMARILY TO THE FIXED
INCOME, GLOBAL FIXED INCOME AND HIGH YIELD FIXED INCOME FUNDS
--------------------------------------------------------------

CURRENCY RISK is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates.

COUNTRY RISK is the potential for price fluctuations in foreign securities because of political, financial and economic events in foreign countries. Investment of more than 25% of a Fund's total assets in securities of issuers located in one country will subject the Fund to increased country risk with respect to the particular country.

FOREIGN REGULATORY RISK is the risk that a foreign security could lose value because of less stringent foreign securities regulations and accounting and disclosure standards.

--------------------------------------------------------------


RISK THAT APPLIES PRIMARILY TO THE FLORIDA INTERMEDIATE
TAX-EXEMPT FUND

--------------------------------------------------------------


FLORIDA-SPECIFIC RISK is the risk that a Fund that invests more than 25% of its assets in Florida municipal instruments will be more exposed to negative political or economic factors in Florida than a Fund that invests more widely. Florida's economy is largely composed of services, trade, construction, agriculture, manufacturing, tourism, healthcare and education, and the government sector. The exposure to these industries, particularly tourism, leaves Florida vulnerable to an economic slowdown associated with business cycles. When compared with other states, Florida has a proportionately greater retirement age population, and property income (dividends, interest and rent) and transfer payments (including social security and pension benefits) are a relatively more important source of income. Proportionately greater dependency on these revenues leaves the state vulnerable to a decline in these revenues. Furthermore, because of Florida's rapidly growing population, corresponding increases in state revenue will be necessary during the next decade to meet increased burdens on the various public and social services provided by the state. From time to time, Florida and its political subdivisions have encountered financial difficulties.


--------------------------------------------------------------

RISK THAT APPLIES PRIMARILY TO THE GLOBAL FIXED INCOME FUND
--------------------------------------------------------------

EMERGING MARKETS RISK is the risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

--------------------------------------------------------------


RISK THAT APPLIES PRIMARILY TO THE SHORT-INTERMEDIATE U.S.
GOVERNMENT AND U.S. GOVERNMENT FUNDS

--------------------------------------------------------------


U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. government securities purchased by the Funds, such as those issued by the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.


--------------------------------------------------------------

OTHER RISKS
--------------------------------------------------------------


PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to result in increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rates of the Fixed Income, Intermediate Tax-Exempt, Short-Intermediate U.S. Government, Tax-Exempt and U.S. Government Funds exceeded 100%. Additional information on the Funds' portfolio turnover is provided in "Financial Highlights"


                    22 NORTHERN FIXED INCOME FUNDS PROSPECTUS beginning on page 79 of this Prospectus and in the Additional Statement.



More information about the Funds' investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 62. You should carefully consider the risks discussed in this section and in "Risks, Securities and Techniques" before investing in a Fund.


RISK/RETURN SUMMARY


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 23

FUND PERFORMANCE



THE BAR CHARTS AND TABLES THAT FOLLOW PROVIDE AN INDICATION OF THE RISKS OF INVESTING IN A FUND BY SHOWING: (A) CHANGES IN THE PERFORMANCE OF A FUND FROM YEAR TO YEAR; AND (B) HOW THE AVERAGE ANNUAL RETURNS OF A FUND COMPARE TO THOSE OF A BROAD-BASED SECURITIES MARKET INDEX. FOR A DESCRIPTION OF EACH BROAD-BASED SECURITIES MARKET INDEX, PLEASE SEE PAGE 37.


--------------------------------------------------------------------------------


The bar charts and tables assume reinvestment of dividends and distributions. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects voluntary fee waivers and expense reimbursements that were in effect during the periods presented. If voluntary fee waivers and expense reimbursements were not in place, a Fund's performance would have been reduced.


In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.


                    24 NORTHERN FIXED INCOME FUNDS PROSPECTUS

ARIZONA TAX-EXEMPT FUND

CALENDAR YEAR TOTAL RETURN

                                  (BAR CHART)

           11.23%      4.62%      9.95%      3.97%      3.49%      2.05%
             2000       2001       2002       2003       2004       2005



Year to date total return for the six months ended
June 30, 2006: (0.23)%


--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE

(for the periods shown in the bar chart)


--------------------------------------------------------------

      ------------------------
         BEST QUARTER RETURN
      ------------------------
           Q3          2002
      ------------------------
                4.87%
      ------------------------
                                        ------------------------
                                          WORST QUARTER RETURN
                                        ------------------------
                                             Q2          2004
                                        ------------------------
                                                 (2.11)%
                                        ------------------------



------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
------------------------------------------------------------------------------------------------------
                                                               Inception                       Since
                                                                 Date      1-Year   5-Year   Inception
------------------------------------------------------------------------------------------------------
Arizona Tax-Exempt Fund   Return before taxes                  10/01/99    2.05%    4.78%      5.59%
                          Return after taxes on distributions              1.89%    4.49%      5.35%
                          Return after taxes on distributions
                            and sale of fund shares                        2.86%    4.54%      5.29%
Lehman Brothers Arizona
Municipal Bond Index*                                                      3.03%    5.33%      5.81%
------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
------------------------------------------------------------------------------------------------------


RISK/RETURN SUMMARY


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 25

CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND

CALENDAR YEAR TOTAL RETURN


                                  (BAR CHART)

           10.31%      3.93%      8.72%      3.54%      3.10%      2.11%
             2000       2001       2002       2003       2004       2005



Year to date total return for the six months ended
June 30, 2006: (0.17)%


--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE

(for the periods shown in the bar chart)

--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q3         2002
       ---------------------
               5.18%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q2         2004
                                       ---------------------
                                              (2.45)%
                                       ---------------------


-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
-----------------------------------------------------------------------------------------------------
                                                              Inception                       Since
                                                                Date      1-Year   5-Year   Inception
-----------------------------------------------------------------------------------------------------
California Intermediate
Tax-Exempt Fund          Return before taxes                   10/1/99    2.11%    4.25%      4.96%
                         Return after taxes on distributions              2.06%    3.98%      4.75%
                         Return after taxes on distributions
                           and sale of fund shares                        2.74%    4.04%      4.71%
Lehman Brothers Mutual
Fund California
Intermediate Tax-Exempt
Index*                                                                    1.91%    4.98%      5.38%
-----------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
-----------------------------------------------------------------------------------------------------



                    26 NORTHERN FIXED INCOME FUNDS PROSPECTUS

CALIFORNIA TAX-EXEMPT FUND

CALENDAR YEAR TOTAL RETURN

                                  (BAR CHART)

            6.47%    (4.04)%     14.05%      4.03%      9.86%      4.90%      4.16%      3.83%
             1998       1999       2000       2001       2002       2003       2004       2005



Year to date total return for the six months ended
June 30, 2006: (0.13)%


--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE

(for the periods shown in the bar chart)

--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q3         2002
       ---------------------
               6.72%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q2         1999
                                       ---------------------
                                              (2.64)%
                                       ---------------------


--------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
--------------------------------------------------------------------------------------------
                                                                 Inception                       Since
                                                                   Date      1-Year   5-Year   Inception
--------------------------------------------------------------------------------------------------------
California Tax-Exempt Fund  Return before taxes                  4/8/97      3.83%    5.33%      6.09%
                            Return after taxes on distributions              3.68%    5.01%      5.86%
                            Return after taxes on distributions
                              and sale of fund shares                        3.98%    5.00%      5.74%
Lehman Brothers Mutual
Fund California Municipal
Index*                                                                       4.16%    5.63%      6.21%
--------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
--------------------------------------------------------------------------------------------------------


RISK/RETURN SUMMARY


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 27

FIXED INCOME FUND

CALENDAR YEAR TOTAL RETURN


                                  (BAR CHART)

            2.61%      9.28%      8.08%    (2.91)%     11.08%      5.83%      7.45%      5.09%      4.24%      1.63%
             1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



Year to date total return for the six months ended
June 30, 2006: (1.00)%


--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE

(for the periods shown in the bar chart)


--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q4         2000
       ---------------------
               4.11%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q1         1996
                                       ---------------------
                                              (2.82)%
                                       ---------------------



-------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
---------------------------------------------------------------------------------------
                                                            Inception                                 Since
                                                              Date      1-Year   5-Year   10-Year   Inception
-------------------------------------------------------------------------------------------------------------
Fixed Income Fund      Return before taxes                   4/1/94     1.63%    4.83%     5.16%      5.95%
                       Return after taxes on distributions              0.21%    3.00%     2.97%      3.65%
                       Return after taxes on distributions
                         and sale of fund shares                        1.09%    3.03%     3.05%      3.67%
Lehman Brothers
Aggregate Bond Index*                                                   2.43%    5.87%     6.16%      6.75%
-------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
-------------------------------------------------------------------------------------------------------------



                    28 NORTHERN FIXED INCOME FUNDS PROSPECTUS

FLORIDA INTERMEDIATE TAX-EXEMPT FUND

CALENDAR YEAR TOTAL RETURN

                                  (BAR CHART)

            7.58%      5.68%    (1.19)%      8.26%      4.99%      8.82%      3.99%      2.83%      1.70%
             1997       1998       1999       2000       2001       2002       2003       2004       2005



Year to date total return for the six months ended
June 30, 2006: 0.08%


--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE

(for the periods shown in the bar chart)

--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q3         2002
       ---------------------
               4.28%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q2         2004
                                       ---------------------
                                              (1.83)%
                                       ---------------------


-------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
-------------------------------------------------------------------------------------------------------------------
                                                                         Inception                          Since
                                                                           Date       1-Year    5-Year    Inception
-------------------------------------------------------------------------------------------------------------------
Florida Intermediate
Tax-Exempt Fund                   Return before taxes                     8/15/96     1.70%     4.44%       4.81%
                                  Return after taxes on distributions                 1.68%     4.04%       4.55%
                                  Return after taxes on distributions
                                    and sale of fund shares                           2.18%     4.02%       4.49%
Lehman Brothers Mutual Fund
Florida Intermediate
Tax-Exempt Municipal Index*                                                           1.86%     4.90%       5.28%
-------------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
-------------------------------------------------------------------------------------------------------------------


RISK/RETURN SUMMARY


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 29

GLOBAL FIXED INCOME FUND

CALENDAR YEAR TOTAL RETURN


                                  (BAR CHART)

            5.54%    (2.49)%     17.12%    (8.41)%      0.39%      2.01%     11.88%     14.50%      9.25%    (7.96)%
             1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



Year to date total return for the six months ended
June 30, 2006: 2.09%


--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE

(for the periods shown in the bar chart)


--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q3         1998
       ---------------------
               8.68%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q1         1997
                                       ---------------------
                                              (5.68)%
                                       ---------------------



--------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
--------------------------------------------------------------------------------------------------------------
                                                             Inception                                 Since
                                                               Date      1-Year   5-Year   10-Year   Inception
--------------------------------------------------------------------------------------------------------------
Global Fixed Income
Fund                    Return before taxes                   4/1/94     (7.96)%  5.61%     3.83%      4.99%
                        Return after taxes on distributions              (8.68)%  4.18%     2.24%      3.27%
                        Return after taxes on distributions
                          and sale of fund shares                        (5.17)%  3.96%     2.29%      3.22%
J.P. Morgan Government
Bond Index Global*                                                       (6.53)%  6.89%     5.17%      6.13%
--------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
--------------------------------------------------------------------------------------------------------------



                    30 NORTHERN FIXED INCOME FUNDS PROSPECTUS

HIGH YIELD FIXED INCOME FUND

CALENDAR YEAR TOTAL RETURN

                                  (BAR CHART)

            4.84%    (6.50)%      7.07%      1.36%     23.58%      8.44%      1.77%
             1999       2000       2001       2002       2003       2004       2005



Year to date total return for the six months ended
June 30, 2006: 1.84%


--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE

(for the periods shown in the bar chart)

--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q2         2003
       ---------------------
               9.35%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q4         2000
                                       ---------------------
                                              (5.10)%
                                       ---------------------


---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
---------------------------------------------------------------------------------------------
                                                                  Inception                       Since
                                                                    Date      1-Year   5-Year   Inception
---------------------------------------------------------------------------------------------------------
High Yield Fixed Income
Fund                        Return before taxes                   12/31/98     1.77%   8.16%      5.46%
                            Return after taxes on distributions               (0.69)%  4.93%      2.15%
                            Return after taxes on distributions
                              and sale of fund shares                          1.12%   4.99%      2.55%
Lehman Brothers High Yield
Corporate Bond Index*                                                          2.74%   8.86%      5.70%
---------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
---------------------------------------------------------------------------------------------------------


RISK/RETURN SUMMARY


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 31

HIGH YIELD MUNICIPAL FUND

CALENDAR YEAR TOTAL RETURN


                                  (BAR CHART)

          (6.20)%      6.57%      6.33%      7.38%      6.40%      6.55%      4.82%
             1999       2000       2001       2002       2003       2004       2005



Year to date total return for the six months ended
June 30, 2006: 1.41%


--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE

(for the periods shown in the bar chart)

--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q3         2004
       ---------------------
               3.62%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q4         1999
                                       ---------------------
                                              (3.54)%
                                       ---------------------


--------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
--------------------------------------------------------------------------------------------
                                                                 Inception                       Since
                                                                   Date      1-Year   5-Year   Inception
--------------------------------------------------------------------------------------------------------
High Yield Municipal Fund  Return before taxes                   12/31/98     4.82%   6.29%      4.45%
                           Return after taxes on distributions                4.82%   6.29%      4.45%
                           Return after taxes on distributions
                             and sale of fund shares                          4.67%   6.10%      4.47%
Lehman Brothers Municipal
Non-Investment Grade Bond
Index*                                                                        8.58%   7.67%      6.04%
--------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
--------------------------------------------------------------------------------------------------------



                    32 NORTHERN FIXED INCOME FUNDS PROSPECTUS

INTERMEDIATE TAX-EXEMPT FUND

CALENDAR YEAR TOTAL RETURN

                                  (BAR CHART)

            3.32%      5.79%      5.22%    (0.97)%      8.05%      4.92%      9.08%      4.62%      3.16%      2.00%
             1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



Year to date total return for the six months ended
June 30, 2006: 0.17%


--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE

(for the periods shown in the bar chart)


--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q3         2002
       ---------------------
               4.37%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q2         2004
                                       ---------------------
                                              (1.95)%
                                       ---------------------



----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
----------------------------------------------------------------------------------------
                                                             Inception                                 Since
                                                               Date      1-Year   5-Year   10-Year   Inception
--------------------------------------------------------------------------------------------------------------
Intermediate
Tax-Exempt Fund         Return before taxes                   4/1/94     2.00%    4.73%     4.48%      4.80%
                        Return after taxes on distributions              1.93%    4.24%     4.18%      4.52%
                        Return after taxes on distributions
                          and sale of fund shares                        2.51%    4.25%     4.20%      4.50%
Lehman Brothers Mutual
Fund Intermediate
Municipal Bond Index*                                                    1.82%    5.11%     5.29%      5.77%
--------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
--------------------------------------------------------------------------------------------------------------


RISK/RETURN SUMMARY


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 33

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

CALENDAR YEAR TOTAL RETURN


                                  (BAR CHART)

            7.89%      7.82%      7.12%      1.65%      0.99%      0.69%
             2000       2001       2002       2003       2004       2005



Year to date total return for the six months ended
June 30, 2006: 0.32%


--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE

(for the periods shown in the bar chart)

--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q3         2001
       ---------------------
               3.85%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q2         2004
                                       ---------------------
                                              (1.87)%
                                       ---------------------


---------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
---------------------------------------------------------------------------------------------------------------------
                                                                    Inception                                 Since
                                                                      Date         1-Year       5-Year      Inception
---------------------------------------------------------------------------------------------------------------------
Short-Intermediate
U.S. Government Fund       Return before taxes                       10/1/99        0.69%       3.61%         4.25%
                           Return after taxes on distributions                     (0.32)%      2.21%         2.66%
                           Return after taxes on distributions
                             and sale of fund shares                                0.44%       2.25%         2.67%
Merrill Lynch 1-5
Year Government
Index*                                                                              1.44%       4.17%         4.82%
---------------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
---------------------------------------------------------------------------------------------------------------------



                    34 NORTHERN FIXED INCOME FUNDS PROSPECTUS

TAX-EXEMPT FUND

CALENDAR YEAR TOTAL RETURN

                                  (BAR CHART)

            2.77%      8.69%      5.86%    (4.17)%     12.42%      4.73%      9.83%      5.30%      4.09%      3.15%
             1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



Year to date total return for the six months ended
June 30, 2006: 0.01%


--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE

(for the periods shown in the bar chart)


--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q3         2002
       ---------------------
               5.41%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q2         1999
                                       ---------------------
                                              (2.39)%
                                       ---------------------



-----------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
-----------------------------------------------------------------------------------------------------------------
                                                                Inception                                 Since
                                                                  Date      1-Year   5-Year   10-Year   Inception
-----------------------------------------------------------------------------------------------------------------
Tax-Exempt Fund            Return before taxes                   4/1/94     3.15%    5.39%     5.18%      5.76%
                           Return after taxes on distributions              2.38%    4.96%     4.85%      5.48%
                           Return after taxes on distributions
                             and sale of fund shares                        2.92%    4.95%     4.86%      5.43%
Lehman Brothers Mutual
Fund Municipal Bond
Index*                                                                      3.51%    5.59%     5.72%      6.32%
-----------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
-----------------------------------------------------------------------------------------------------------------


RISK/RETURN SUMMARY


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 35

U.S. GOVERNMENT FUND

CALENDAR YEAR TOTAL RETURN


                                  (BAR CHART)

            3.11%      7.22%      7.60%      0.30%      9.58%      7.66%      9.56%      1.77%      1.62%      0.85%
             1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



Year to date total return for the six months ended
June 30, 2006: (0.59)%


--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE

(for the periods shown in the bar chart)

--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q3         2001
       ---------------------
               5.00%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q2         2004
                                       ---------------------
                                              (2.63)%
                                       ---------------------


------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
------------------------------------------------------------------------------------------------------------------
                                                                Inception                                  Since
                                                                  Date      1-Year    5-Year   10-Year   Inception
------------------------------------------------------------------------------------------------------------------
U.S. Government Fund       Return before taxes                    4/1/94     0.85%    4.23%     4.87%      5.19%
                           Return after taxes on distributions              (0.29)%   2.54%     2.88%      3.18%
                           Return after taxes on distributions
                             and sale of fund shares                         0.55%    2.64%     2.94%      3.20%
Lehman Brothers Intermediate
U.S. Government Bond
Index*                                                                       1.68%    4.82%     5.50%      5.88%
------------------------------------------------------------------------------------------------------------------
After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*The Index figures do not reflect any fees, expenses or taxes.
------------------------------------------------------------------------------------------------------------------



                    36 NORTHERN FIXED INCOME FUNDS PROSPECTUS

BROAD-BASED SECURITIES MARKET INDICES


THE J.P. MORGAN GOVERNMENT BOND INDEX GLOBAL is an unmanaged index of traded government fixed income securities which can be purchased by international investors.

THE LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer.

THE LEHMAN BROTHERS ARIZONA MUNICIPAL BOND INDEX is an unmanaged index of investment grade (Baa or better) tax-exempt Arizona bonds with a remaining maturity of at least one year.

THE LEHMAN BROTHERS HIGH YIELD CORPORATE BOND INDEX is a market value-weighted index that tracks the daily price-only, coupon and total return performance of noninvestment grade, fixed rate, publicly placed, dollar-denominated and nonconvertible debt registered with the SEC.

THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX is an unmanaged index including all public obligations of the U.S. Treasury and all publicly issued debt of U.S. government agencies with maturities of up to 10 years.

THE LEHMAN BROTHERS MUNICIPAL NON-INVESTMENT GRADE BOND INDEX is an unmanaged index of noninvestment grade (Ba or lower) tax-exempt bonds with a remaining maturity of at least one year.

THE LEHMAN BROTHERS MUTUAL FUND CALIFORNIA INTERMEDIATE TAX-EXEMPT INDEX is an unmanaged index of investment grade (Baa or better) tax-exempt California bonds with maturities of five to ten years.

THE LEHMAN BROTHERS MUTUAL FUND CALIFORNIA MUNICIPAL INDEX is an unmanaged index of investment grade (Baa or better) tax-exempt California bonds with a remaining maturity of at least one year.

THE LEHMAN BROTHERS MUTUAL FUND FLORIDA INTERMEDIATE TAX-EXEMPT MUNICIPAL INDEX is an unmanaged index of investment grade (Baa or better) tax-exempt Florida bonds with a remaining maturity of at least one year.

THE LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE MUNICIPAL BOND INDEX is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with maturities of five to ten years.

THE LEHMAN BROTHERS MUTUAL FUND MUNICIPAL BOND INDEX is an unmanaged index of investment grade (Baa or better) tax-exempt bonds with a remaining maturity of at least one year.

THE MERRILL LYNCH 1-5 YEAR GOVERNMENT INDEX is an unmanaged index of prices of U.S. Treasury notes with maturities of one to five years.

RISK/RETURN SUMMARY


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 37

FUND FEES AND EXPENSES



This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Please see page 40 for the relevant footnotes to the following table. Please note that the following information does not reflect any charges that may be imposed by The Northern Trust Company ("TNTC"), its affiliates, correspondent banks and other institutions on their customers. (For more information, please see "Account Policies and Other Information" on page 50.)



                                         ----------------------------------------------------------------------------------------
                                         SHAREHOLDER FEES
                                         (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                         ----------------------------------------------------------------------------------------
                                                                                    Sales Charge
                                          Sales Charge                             (Load) Imposed
                                         (Load) Imposed       Deferred Sales       on Reinvested        Redemption       Exchange
FUND                                      on Purchases        Charge (Load)        Distributions         Fees(1)           Fees
---------------------------------------------------------------------------------------------------------------------------------
Arizona Tax-Exempt                            None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
California Intermediate Tax-Exempt            None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                         None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                             None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
Florida Intermediate Tax-Exempt               None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
Global Fixed Income                           None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
High Yield Fixed Income                       None                 None                 None              2.00%(2)         None
---------------------------------------------------------------------------------------------------------------------------------
High Yield Municipal                          None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                       None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
Short-Intermediate U.S. Government            None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt                                    None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government                               None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
                                         ----------------------------------------------------------------------------------------



                    38 NORTHERN FIXED INCOME FUNDS PROSPECTUS

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------------------
Management               Distribution                   Other                   Total Annual Fund
   Fees                 (12B-1) Fees(3)              Expenses(4)              Operating Expenses(5)
---------------------------------------------------------------------------------------------------
  0.55%                      0.00%                      0.41%                         0.96%(6)
---------------------------------------------------------------------------------------------------
  0.55%                      0.00%                      0.38%                         0.93%(6)
---------------------------------------------------------------------------------------------------
  0.55%                      0.00%                      0.35%                         0.90%(6)
---------------------------------------------------------------------------------------------------
  0.70%                      0.00%                      0.29%                         0.99%
---------------------------------------------------------------------------------------------------
  0.55%                      0.00%                      0.44%                         0.99%(6)
---------------------------------------------------------------------------------------------------
  0.85%                      0.00%                      0.62%                         1.47%
---------------------------------------------------------------------------------------------------
  0.70%                      0.00%                      0.33%                         1.03%
---------------------------------------------------------------------------------------------------
  0.65%                      0.00%                      0.35%                         1.00%(6)
---------------------------------------------------------------------------------------------------
  0.55%                      0.00%                      0.29%                         0.84%(6)
---------------------------------------------------------------------------------------------------
  0.70%                      0.00%                      0.33%                         1.03%
---------------------------------------------------------------------------------------------------
  0.55%                      0.00%                      0.30%                         0.85%(6)
---------------------------------------------------------------------------------------------------
  0.70%                      0.00%                      0.35%                         1.05%
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------


RISK/RETURN SUMMARY


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 39

--------------------------------------------------------------

FOOTNOTES
--------------------------------------------------------------


(1.) A fee of $15.00 may be applicable for each wire redemption.



(2.) The High Yield Fixed Income Fund has a redemption fee on shares sold or exchanged (as a percentage of amount redeemed)
      within 30 days of purchase.



(3.) The Board of Trustees has adopted a Distribution and Service Plan in accordance with Rule 12b-1 but the Plan has not been implemented with respect to the Funds. The Rule 12b-1 Plan may be implemented at any time without further Board approval. During the last fiscal year, the Funds did not pay any 12b-1 fees. The Funds do not expect to pay any 12b-1 fees during the current fiscal year. The maximum distribution fee is 0.25% of each Fund's average net assets under Northern Funds' Distribution and Service Plan.



(4.) These expenses include custody, accounting, transfer agency and co-administration fees, shareholder servicing fees, proxy costs, if any, as well as other customary Fund expenses. The Co-Administrators are entitled to a co-administration fee from the Funds at an annual rate of 0.15% of the average daily net assets of each Fund. All or portions of this fee may be retained by either Co-Administrator as they may from time to time agree. The Transfer Agent is entitled to transfer agency fees of 0.10% of the average daily net assets of each Fund.



(5.) As a result of the Investment Advisers' voluntary expense reimbursements, "Total Annual Net Fund Operating Expenses" that are actually incurred by the Funds are set forth below. By operation of these voluntary expense reimbursements at their current rates, the total fees paid by the Funds to TNTC and its affiliates for their services to the Funds approximate "Total Annual Net Fund



                                             ------------------------------------------------------------------------------------
                                             TOTAL ANNUAL NET FUND OPERATING EXPENSES --
                                             AFTER VOLUNTARY EXPENSE REIMBURSEMENTS
                                             (SEE FOOTNOTE 5 ABOVE)
                                             ------------------------------------------------------------------------------------
                                                                                                                 Total Annual Net
                                             Management       Distribution        Other         Reimbursed        Fund Operating
FUND                                            Fees          (12B-1) Fees       Expenses        Amounts*            Expenses
---------------------------------------------------------------------------------------------------------------------------------
Arizona Tax-Exempt                             0.55%             0.00%            0.41%           0.21%               0.75%
---------------------------------------------------------------------------------------------------------------------------------
California Intermediate Tax-Exempt             0.55%             0.00%            0.38%           0.18%               0.75%
---------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                          0.55%             0.00%            0.35%           0.15%               0.75%
---------------------------------------------------------------------------------------------------------------------------------
Fixed Income                                   0.70%             0.00%            0.29%           0.09%               0.90%
---------------------------------------------------------------------------------------------------------------------------------
Florida Intermediate Tax-Exempt                0.55%             0.00%            0.44%           0.24%               0.75%
---------------------------------------------------------------------------------------------------------------------------------
Global Fixed Income                            0.85%             0.00%            0.62%           0.32%               1.15%
---------------------------------------------------------------------------------------------------------------------------------
High Yield Fixed Income                        0.70%             0.00%            0.33%           0.13%               0.90%
---------------------------------------------------------------------------------------------------------------------------------
High Yield Municipal                           0.65%             0.00%            0.35%           0.15%               0.85%
---------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                        0.55%             0.00%            0.29%           0.09%               0.75%
---------------------------------------------------------------------------------------------------------------------------------
Short-Intermediate U.S. Government             0.70%             0.00%            0.33%           0.13%               0.90%
---------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt                                     0.55%             0.00%            0.30%           0.10%               0.75%
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government                                0.70%             0.00%            0.35%           0.15%               0.90%
---------------------------------------------------------------------------------------------------------------------------------
                                                     ----------------------------------------------------------------------------


* "Reimbursed Amounts" are charged first against "Management Fees" and then, if necessary, against "Other Expenses" to the extent they exceed "Management Fees ."

                    40 NORTHERN FIXED INCOME FUNDS PROSPECTUS

()    Operating Expenses." The Investment Advisers'
voluntary expense reimbursements may be modified, terminated or implemented at any time at the option of the Investment Advisers. When this occurs, "Total Annual Net Fund Operating Expenses" may increase (or decrease) without shareholder approval.



(6.) "Total Annual Fund Operating Expenses" have been restated to reflect reduced contractual rates effective March 24, 2006.


--------------------------------------------------------------

EXAMPLE
--------------------------------------------------------------


The following Example is intended to help you compare the cost of investing in a Fund (without expense reimbursements) with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in a Fund for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                     ----------------------------------------------------------------------
FUND                                                 1 Year              3 Years              5 Years              10 Years
---------------------------------------------------------------------------------------------------------------------------
Arizona Tax-Exempt                                    $ 98                $306                 $531                 $1,178
---------------------------------------------------------------------------------------------------------------------------
California Intermediate Tax-Exempt                    $ 95                $296                 $515                 $1,143
---------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                                 $ 92                $287                 $498                 $1,108
---------------------------------------------------------------------------------------------------------------------------
Fixed Income                                          $101                $315                 $547                 $1,213
---------------------------------------------------------------------------------------------------------------------------
Florida Intermediate Tax-Exempt                       $101                $315                 $547                 $1,213
---------------------------------------------------------------------------------------------------------------------------
Global Fixed Income                                   $150                $465                 $803                 $1,757
---------------------------------------------------------------------------------------------------------------------------
High Yield Fixed Income                               $105                $328                 $569                 $1,259
---------------------------------------------------------------------------------------------------------------------------
High Yield Municipal                                  $102                $318                 $552                 $1,225
---------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                               $ 86                $268                 $466                 $1,037
---------------------------------------------------------------------------------------------------------------------------
Short-Intermediate U.S. Government                    $105                $328                 $569                 $1,259
---------------------------------------------------------------------------------------------------------------------------
Tax-Exempt                                            $ 87                $271                 $471                 $1,049
---------------------------------------------------------------------------------------------------------------------------
U.S. Government                                       $107                $334                 $579                 $1,283
---------------------------------------------------------------------------------------------------------------------------
                                                     ----------------------------------------------------------------------


RISK/RETURN SUMMARY


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 41

INVESTMENT ADVISERS



Northern Trust Investments, N.A. ("NTI") and Northern Trust Global Investments Limited ("NTGIL"), formerly Northern Trust Global Investments (Europe) Limited, (each an "Investment Adviser" and collectively, the "Investment Advisers"), each a direct or indirect subsidiary of TNTC, serve jointly as the Investment Advisers of the Fixed Income and Global Fixed Income Funds. NTI serves as the Investment Adviser of each of the other Funds. NTI is located at 50 South LaSalle Street, Chicago, IL 60603 and NTGIL is located at 6 Devonshire Square, London, EC2A 4YE, United Kingdom. Unless otherwise indicated, NTI, NTGIL and TNTC are referred to collectively in this Prospectus as "Northern Trust."


NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.


NTGIL was formed in 2000 as a private company with limited liability under the laws of the United Kingdom and is authorized and regulated by the U.K. Financial Services Authority and registered with the Investment Management Regulatory Organization. It also is registered as an investment adviser under the Advisers Act with respect to its U.S. clients. NTGIL primarily manages the assets of foreign and U.S. institutional clients, including U.S. mutual funds.


TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company.


Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of June 30, 2006, it had assets under custody of $3.2 trillion, and assets under investment management of $640 billion.


Under the Advisory Agreement with Northern Funds, each Investment Adviser, subject to the general supervision of Northern Funds' Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities.


                    42 NORTHERN FIXED INCOME FUNDS PROSPECTUS

MANAGEMENT OF THE FUNDS

ADVISORY FEES



As compensation for advisory services and the assumption of related expenses, the Investment Advisers are entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund's respective average daily net assets). The table also reflects the advisory fees paid by the Funds for the fiscal year ended March 31, 2006.



A discussion regarding the Board of Trustees' basis for approving the Funds' Advisory Agreements is available in the Funds' annual report to shareholders dated March 31, 2006.



                                                         ---------------------------------------------------------
                                                                                                   Advisory Fee
                                                         Contractual                             Paid for Fiscal
FUND                                                        Rate*                               Year Ended 3/31/06
------------------------------------------------------------------------------------------------------------------
Arizona Tax-Exempt*                                         0.55%                                     0.65%
------------------------------------------------------------------------------------------------------------------
California Intermediate Tax-Exempt*                         0.55%                                     0.65%
------------------------------------------------------------------------------------------------------------------
California Tax-Exempt*                                      0.55%                                     0.65%
------------------------------------------------------------------------------------------------------------------
Fixed Income                                                0.70%                                     0.70%
------------------------------------------------------------------------------------------------------------------
Florida Intermediate Tax-Exempt*                            0.55%                                     0.65%
------------------------------------------------------------------------------------------------------------------
Global Fixed Income                                         0.85%                                     0.85%
------------------------------------------------------------------------------------------------------------------
High Yield Fixed Income                                     0.70%                                     0.70%
------------------------------------------------------------------------------------------------------------------
High Yield Municipal*                                       0.65%                                     0.65%
------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt*                                    0.55%                                     0.65%
------------------------------------------------------------------------------------------------------------------
Short-Intermediate U.S. Government                          0.70%                                     0.70%
------------------------------------------------------------------------------------------------------------------
Tax-Exempt*                                                 0.55%                                     0.65%
------------------------------------------------------------------------------------------------------------------
U.S. Government                                             0.70%                                     0.70%
------------------------------------------------------------------------------------------------------------------
                                                         ---------------------------------------------------------



* Prior to March 24, 2006, the contractual advisory fee rates for the Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, Florida Intermediate Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt and Tax-Exempt Funds were each 0.70%.


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 43

FUND MANAGEMENT

BELOW IS INFORMATION REGARDING THE MANAGEMENT OF THE FUNDS.

--------------------------------------------------------------------------------


Unless otherwise provided below, for any Fund with more than one manager, each manager has full and joint responsibility for managing the Fund with no restrictions or limitations on such manager's role.


The manager for the ARIZONA TAX-EXEMPT FUND, CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND and CALIFORNIA TAX-EXEMPT FUND is Eric V. Boeckmann, Vice President of Northern Trust. Mr. Boeckmann has had such responsibility for the Arizona Tax-Exempt and California Intermediate Tax-Exempt Funds since their inception in October 1999 and has had such responsibility for the California Tax-Exempt Fund since April 1998. Mr. Boeckmann joined Northern Trust in 1985 and during the past five years has managed various municipal bond portfolios, including common trust funds invested in municipal securities.


The managers for the FIXED INCOME FUND are Colin A. Robertson, Senior Vice President of Northern Trust, and Matthew Toms, Senior Vice President of Northern Trust. Mr. Robertson has had such responsibility since November 2003 and Mr. Toms since April 2004. Mr. Robertson joined Northern Trust in 1999 and manages various fixed income portfolios. Mr. Toms joined Northern Trust in 2000 and has managed various fixed income portfolios.


The managers for the FLORIDA INTERMEDIATE TAX-EXEMPT FUND are Timothy T.A. McGregor, Senior Vice President of Northern Trust, and Timothy Blair, Vice President of Northern Trust. Both managers have had such responsibility since September 2004. Mr. McGregor joined Northern Trust in 1989 and during the last five years has managed various municipal bond portfolios. Mr. Blair has been with Northern Trust since 1992. During the past five years he has been a municipal bond trader and managed various municipal bond portfolios.


The manager for the GLOBAL FIXED INCOME FUND is Wayne G. Bowers, Senior Vice President of Northern Trust. Mr. Bowers has had such responsibility since September 2002. Mr. Bowers joined Northern Trust in 1999 and manages various fixed income portfolios.



The managers for the HIGH YIELD FIXED INCOME FUND are Matthew Toms, Senior Vice President of Northern Trust and Edward J. Casey, Vice President of Northern Trust. Mr. Toms and Mr. Casey have had such responsibility since April 2005. Mr. Casey joined Northern Trust in 2002 as an investment grade securities trader. Since 2004, Mr. Casey has been an assistant portfolio manager and trader for high yield portfolios. From 1996 to 2002, he was with Columbia Management Group (formerly a FleetBoston Company) where he was a portfolio trader.



The manager for the HIGH YIELD MUNICIPAL FUND is M. Jane McCart, Senior Vice President of Northern Trust. Ms. McCart has had such responsibility since December 1998. Ms. McCart joined Northern Trust in 1998 and for the past five years has been a senior municipal fixed income portfolio manager.



The manager for the INTERMEDIATE TAX-EXEMPT FUND and the TAX-EXEMPT FUND is Timothy T.A. McGregor, Senior Vice President of Northern Trust. Mr. McGregor has had such responsibility for the Tax-Exempt Fund since November 1998 and has had such responsibility for the Intermediate Tax-Exempt Fund since November 2000.



The managers for the SHORT-INTERMEDIATE U.S. GOVERNMENT FUND and the U.S. GOVERNMENT FUND are Brian E. Andersen and Timothy S. Musial, both Vice Presidents of Northern Trust. Mr. Andersen has had such responsibility since August 2005 and Mr. Musial since November 2005. Mr. Andersen joined Northern Trust in 1999 and for the past five years has managed the taxable money market group. Joining Northern Trust in 1994, Mr. Musial has been managing and trading fixed income portfolios for the past five years.


Additional information about the Fund Managers' compensation, other accounts managed by the Fund Managers and the Fund Managers' ownership of securities in the Funds is available in the Additional Statement.


                    44 NORTHERN FIXED INCOME FUNDS PROSPECTUS

MANAGEMENT OF THE FUNDS

OTHER FUND SERVICES


TNTC serves as Transfer Agent and Custodian for each Fund. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI and PFPC Inc. ("PFPC") serve as Co-Administrators for the Funds. The fees that TNTC, NTI and PFPC receive for their services in these capacities are described under "Fund Fees and Expenses" and in the Additional Statement.

Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC also may render securities lending services to the Funds. For such services, TNTC may receive a fee of up to 35% of the net revenue earned by a Fund on each securities loan. In addition, cash collateral received by a Fund in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.

TNTC, NTI and other Northern Trust affiliates may provide other services to the Funds and receive compensation for such services, if consistent with the 1940 Act and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Fund may or may not receive specific notice of such additional services and fees.


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 45

PURCHASING AND SELLING SHARES


PURCHASING SHARES

You may purchase shares directly from Northern Funds or, if you maintain certain accounts, through Northern Trust and certain other institutions. If you have any questions or need assistance in opening an investment account or purchasing shares, call 800/595-9111.

OPENING AN ACCOUNT

DIRECTLY FROM THE FUNDS. You may open a shareholder account and purchase shares directly from the Funds with a minimum initial investment per Fund of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Funds reserve the right to waive these minimums.

For your convenience, there are a number of ways to invest directly in the
Funds:

--------------------------------------------------------------

BY MAIL
--------------------------------------------------------------

- Read this Prospectus carefully.

- Complete and sign the New Account Application.

- Enclose a check payable to Northern Funds.


- If you are investing on behalf of a corporation or other entity, your New Account Application must be accompanied by a certified corporate resolution or other acceptable evidence of authority (if applicable).



- Mail your check, certified corporate resolution (if needed) and completed New Account Application to:


  Northern Funds

  P.O. Box 75986

  Chicago, Illinois 60675-5986

- For overnight delivery use the following address:

  Northern Funds

  801 South Canal Street

  Chicago, Illinois 60607

- For subsequent investments:

 - Enclose your check with the investment slip portion of the confirmation of your previous investment; or

 - Indicate on your check or a separate piece of paper your name, address and account number.

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash, travelers checks, money orders and third party checks are not acceptable.

------------------------------------------------------------


BY WIRE OR AUTOMATED CLEARING HOUSE ("ACH") TRANSFER

------------------------------------------------------------

TO OPEN A NEW ACCOUNT:

- Call 800/595-9111 for instructions.

- Complete a New Account Application and send it to:

  Northern Funds

  P.O. Box 75986

  Chicago, IL 60675-5986

TO ADD TO AN EXISTING ACCOUNT:


- Have your bank wire federal funds or effect an ACH Transfer to:


  The Northern Trust Company

  Chicago, Illinois

  ABA Routing No. 0710-00152


  (Reference 10-Digit Fund account number)


  (Reference Shareholder's Name)

------------------------------------------------------------

BY DIRECT DEPOSIT
------------------------------------------------------------

TO PURCHASE ADDITIONAL SHARES:


- Determine if your employer has direct deposit capabilities through the ACH.


- Have your employer send payments to:

  ABA Routing No. 0710-00152


  (Reference 10-Digit Fund account number)


  (Reference Shareholder's Name)

- The minimum periodic investment for direct deposit is $50.


                    46 NORTHERN FIXED INCOME FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

--------------------------------------------------------------

BY AUTOMATIC INVESTMENT
--------------------------------------------------------------

TO OPEN A NEW ACCOUNT:

- Complete a New Account Application, including the Automatic Investment section.

- Send it to:

  Northern Funds

  P.O. Box 75986

  Chicago, IL 60675-5986

- The minimum initial investment is $250; $50 for monthly minimum additions.

TO ADD TO AN EXISTING ACCOUNT:

- Call 800/595-9111 to obtain an Automatic Investment Plan Form.

- The minimum for automatic investment additions is $50.

If you discontinue participation in the plan, the Funds reserve the right to redeem your account involuntarily, upon 30 days' written notice, if the account's net asset value is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund's net asset value.

--------------------------------------------------------------

BY DIRECTED REINVESTMENT
--------------------------------------------------------------

You may elect to have your income dividend and capital gain distributions automatically invested in another Northern Funds account.

- Complete the "Choose Your Dividend and Capital Gain Distributions" section on the New Account Application.

- Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement).

--------------------------------------------------------------

BY EXCHANGE
--------------------------------------------------------------

You may open a new account or add to an existing account by exchanging shares of one Fund for shares of any other Fund offered by Northern Funds. See "Selling Shares--By Exchange."

------------------------------------------------------------

BY INTERNET
------------------------------------------------------------


You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northernfunds.com or contact your Relationship Manager.


------------------------------------------------------------

THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS
------------------------------------------------------------

If you have an account with Northern Trust, you may purchase Northern Funds shares through Northern Trust. You also may purchase shares through other financial institutions that have entered into agreements with Northern Funds. To determine whether you may purchase shares through your institution, contact your institution directly or call 800/595-9111. Northern Trust and other financial institutions may impose charges against your account which will reduce the net return on an investment in a Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 47

SELLING SHARES

REDEEMING AND EXCHANGING DIRECTLY FROM THE FUNDS. If you purchased Northern Funds directly or, if you purchased your shares through an account at Northern Trust or another financial institution and you appear on Northern Funds records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

--------------------------------------------------------------

BY MAIL
--------------------------------------------------------------

SEND A WRITTEN REQUEST TO:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

THE REDEMPTION REQUEST MUST INCLUDE:

- The number of shares or the dollar amount to be redeemed;

- The Fund account number;

- The signatures of all account owners;

- A signature guarantee also is required if:

 - The proceeds are to be sent elsewhere than the address of record, or

 - The redemption amount is greater than $50,000.

--------------------------------------------------------------

BY WIRE
--------------------------------------------------------------
If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated account.

- You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank.

- Call the Transfer Agent at 800/595-9111 for instructions.

- The minimum amount that may be redeemed by this method is $250.

------------------------------------------------------------

BY SYSTEMATIC WITHDRAWAL
------------------------------------------------------------

If you own shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other Northern Funds.

- Call 800/595-9111 for an application form and additional information.

- The minimum amount is $250 per withdrawal.

------------------------------------------------------------

BY EXCHANGE
------------------------------------------------------------

Northern Funds offers you the ability to exchange shares of one Fund in the Northern Funds family for another Fund in the Northern Funds family.

- When opening an account, complete the Exchange Privilege section of the New Account Application or, if your account is already opened, send a written request to:

  Northern Funds

  P.O. Box 75986

  Chicago, IL 60675-5986

- Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an
  IRA).

- Call 800/595-9111 for more information.

------------------------------------------------------------

BY TELEPHONE
------------------------------------------------------------

If you authorize the telephone privilege on your New Account Application, you may redeem Trust shares by telephone.

- If your account is already opened, send a written request to:

  Northern Funds

  P.O. Box 75986

  Chicago, IL 60675-5986

- The request must be signed by each owner of the account and must be accompanied by signature guarantees.

- Call 800/595-9111 to use the telephone privilege.


                    48 NORTHERN FIXED INCOME FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT


- During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such an event, shareholders should follow the procedures outlined on page 48 under "Selling Shares--By Mail" and outlined below under "Selling Shares--By Internet."


--------------------------------------------------------------

BY INTERNET
--------------------------------------------------------------


You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northernfunds.com or contact your Relationship Manager.


--------------------------------------------------------------

REDEEMING AND EXCHANGING THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS
--------------------------------------------------------------


If you purchased your Northern Funds shares through an account at Northern Trust or through another financial institution, you may redeem or exchange your shares according to the instructions pertaining to that account.



- Although Northern Funds imposes no charges when you redeem (other than the 2% redemption fee charged for shares of the High Yield Fixed Income Fund held for less than 30 days), when shares are purchased through Northern Trust or through other financial institutions, a fee may be charged by those institutions for providing services in connection with your account.


- Contact your account representative at Northern Trust or other financial institution for more information about redemptions or exchanges.


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 49

ACCOUNT POLICIES AND OTHER INFORMATION


CALCULATING SHARE PRICE. Northern Funds issues shares and redeems shares at net asset value ("NAV"). The NAV for each Fund is calculated by dividing the value of the Fund's net assets by the number of the Fund's outstanding shares. The NAV is calculated on each Business Day as of 3:00 p.m., Central time for each Fund. The NAV used in determining the price of your shares is the one calculated after your purchase order is received and accepted and after your exchange or redemption order is received in good order as described below.


Investments of the Funds for which market quotations are readily available are priced at their market value. If market quotations are not readily available, or if it is believed that such quotations do not accurately reflect fair value, the fair value of the Funds' investments may be otherwise determined in good faith under procedures established by the Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust's fair value procedures. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Fund's NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, governmental actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by a Fund are valued at their amortized cost, which, according to the Investment Advisers, approximates market value.


A Fund may hold foreign securities that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary by 3:00 p.m., Central time, on any Business Day will be executed the day they are received by either the Transfer Agent or other authorized intermediary, at that day's closing share price for the applicable Fund(s), provided that one of the following occurs:

- The Transfer Agent receives payment by 3:00 p.m., Central time, on the same Business Day; or

- The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with Northern Funds and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day or on the next Business Day, depending on the terms of Northern Funds' agreement with the intermediary.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m. Central time on a Business Day will be executed on the next Business Day, at that day's closing share price for the applicable Fund(s), provided that payment is made as noted above.

MISCELLANEOUS PURCHASE INFORMATION.

- You will be responsible for all losses and expenses of a Fund, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.


- You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For additional details,



                    50 NORTHERN FIXED INCOME FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

  please go to northernfunds.com or contact your Relationship Manager.


- Exchanges into the Funds from another Fund in the Northern Funds family may be subject to any redemption fee imposed by the other Fund.


- Northern Funds reserves the right to reject any purchase order. The Funds also reserve the right to change or discontinue any of their purchase procedures.


- In certain circumstances, Northern Funds may advance the time by which purchase orders must be received. See "Early Closings" on page 55.



Northern Funds may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds Center at P.O. Box 75986, Chicago, IL 60675-5986, calling 800/595-9111 or sending an e-mail to: northern-funds@ntrs.com.


TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a Business Day by 3:00 p.m., Central time, will be executed on the same day at that day's closing share price for the applicable Fund(s) (less any applicable redemption fee).


Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after 3:00 p.m., Central time, on a Business Day will be executed the next Business Day, at that day's closing share price for the applicable Fund(s) (less any applicable redemption fee). The proceeds will normally be sent or credited the following Business Day.



PAYMENT OF REDEMPTION PROCEEDS. Redemption proceeds normally will be sent or credited on the Business Day following the Business Day on which such redemption request is received in good order by the deadline noted above. However, if you have recently purchased shares with a check or through an electronic transaction, payment may be delayed as discussed on page 52 under "Miscellaneous Redemption Information."



REDEMPTION FEES. The High Yield Fixed Income Fund charges a 2.00% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out ("FIFO") method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.


The Fund is authorized to waive the redemption fee for the following transactions:

- Redemptions from omnibus accounts, fee-based programs and employer-sponsored defined contribution plans maintained by financial intermediaries that inform the Fund that they are unable to impose a redemption fee on their underlying customer accounts;

- Redemptions effected pursuant to asset allocation programs, wrap fee programs and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

- Redemptions pursuant to systematic withdrawal plans and automatic exchange plans;

- Redemptions of shares acquired by reinvestment of dividends, distributions or other payments;

- Redemptions due to the death or the post-purchase disability of the beneficial owner of the account;

- Redemptions to satisfy minimum required distributions from retirement accounts;

- Redemptions representing the return of excess contributions in retirement accounts; and

- Redemptions initiated by the Fund.

In addition to the circumstances noted above, the Fund reserves the right to waive the redemption fee in its discretion where it believes such waiver is consistent with the best interests of the Fund, to the extent permitted by law. The Fund also reserves the right to add, modify or


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 51 eliminate redemption fees or waivers at any time and will give 60 days' prior written notice of any material changes, unless otherwise provided by law.

Currently, the Fund is limited in its ability to assess or collect the redemption fee on all shares redeemed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or does not collect the fee at the time of a redemption, the Fund will not receive the redemption fee. If Fund shares are redeemed by a financial intermediary at the direction of its customers, the Fund may not know whether a redemption fee is applicable or the identity of the customer who should pay the redemption fee. Due to operational requirements, a financial intermediary's method for tracking and calculating the redemption fee may differ in some respects from that used by the Fund. Customers purchasing shares from financial intermediaries should contact these intermediaries or refer to their account agreements or plan documents for more information on how the redemption fee is applied to their shares.


MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed New Account Application including a certified corporate resolution or other acceptable evidence of authority (if applicable). In addition, redemptions are subject to the following restrictions:


- Northern Funds may require any information reasonably necessary to ensure that a redemption has been duly authorized.

- Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

- Northern Funds reserves the right, on 30 days' written notice, to redeem the shares held in any account if, at the time of redemption, the net asset value of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in a Fund's net asset value.

- If you are redeeming recently purchased shares, your redemption request may not be honored until your check or electronic transaction has cleared. This may delay your transaction for up to 10 days.


- Northern Funds and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to Northern Funds and its shareholders or the Transfer Agent.



- You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For additional details, please go to northernfunds.com or contact your Relationship Manager.


- Northern Funds reserves the right to change or discontinue any of its redemption procedures.

- Northern Funds reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.


- In certain circumstances, Northern Funds may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page 55.


EXCHANGE PRIVILEGES. You may exchange shares of one Fund in the Northern Funds family for another only if the registration of both accounts is identical. Both accounts must have the same owner's name and title, if applicable. An exchange is a redemption of shares of one Fund that you own and the purchase of shares of another Fund that you are acquiring. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss.

Northern Funds reserves the right to change or discontinue the exchange privilege at any time upon 60 days' written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange,


                    52 NORTHERN FIXED INCOME FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

you should read the Prospectus for the shares you are acquiring.

POLICIES AND PROCEDURES ON EXCESSIVE TRADING PRACTICES. In accordance with the policy adopted by the Board of Trustees, the Northern Funds discourages market timing and other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only. Excessive, short-term (market timing) trading practices may disrupt fund management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares by long-term shareholders. The Funds that invest primarily in foreign securities may be susceptible to the risk of excessive, short-term trading due to the potential for time zone arbitrage. Northern Funds and Northern Trust reserve the right to reject or restrict purchase or exchange requests from any investor. Northern Funds and Northern Trust will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to Northern Funds and its shareholders (or Northern Trust), Northern Funds (or Northern Trust) will exercise this right if, in Northern Funds (or Northern Trust's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of Northern Funds (or Northern Trust), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm Northern Funds or its shareholders or would subordinate the interests of Northern Funds or its shareholders to those of Northern Trust or any affiliated person or associated person of Northern Trust.

To deter excessive shareholder trading, a shareholder is restricted to no more than two "round trips" in a Fund during a calendar quarter. A "round trip" is a redemption or exchange out of a Fund followed by a purchase or exchange into the same Fund.

Pursuant to the policy adopted by the Board of Trustees, Northern Funds has developed criteria that it uses to identify trading activity that may be excessive. Northern Funds reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Northern Funds, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, Northern Funds detects excessive, short-term trading, whether or not the shareholder has made two round trips in a calendar quarter, Northern Funds may reject or restrict a purchase or exchange request and may further seek to close an investor's account with a Fund. Northern Funds may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Northern Funds will apply the criteria in a manner that, in Northern Funds judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, retirement plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. A number of these financial intermediaries may not have the capability or may not be willing to apply the Funds' market timing policies or any applicable redemption fee. While Northern Funds may monitor share turnover at the omnibus account level, a Fund's ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Northern Funds will be able to identify all those who trade excessively or


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 53 employ a market timing strategy, and curtail their trading in every instance.


If necessary, Northern Funds may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the intermediary's customers. Financial intermediaries may also monitor their customers' trading activities in the Northern Funds.



For those Funds that charge redemption fees, Northern will ask financial intermediaries to assess redemption fees on shareholder accounts in appropriate cases and remit these fees to the affected Fund. Financial intermediaries will also be asked to enforce Northern Funds' excessive trading policies with respect to their customers who are shareholders in the Funds. Intermediaries may have varying practices in connection with the application of redemption fees and Northern Funds' excessive trading practices. There can be no assurance that the financial intermediaries will properly assess purchase or redemption fees or administer Northern Funds' excessive trading policies.



For those Funds that charge redemption fees, intermediaries will be expected to begin to assess redemption fees within the next year. Some financial intermediaries may be provided additional time if needed to update their systems to enable them to assess redemption fees and identify excessive trading activity in the Northern Funds.


IN-KIND PURCHASES AND REDEMPTIONS. Northern Funds reserves the right to accept payment for shares in the form of securities that are permissible investments for a Fund. Northern Funds also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Fund. See the Additional Statement for further information about the terms of these purchases and redemptions.


TELEPHONE TRANSACTIONS. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, Northern Funds and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing or follow the procedures on pages 47 or 49 for initiating transactions by the Internet.


The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

Northern Funds reserves the right to refuse a telephone redemption.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions, address of record or other account information only in writing. These instructions must be accompanied by a signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. Additional requirements may be imposed. In accordance with SEC regulations, the Funds and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.

SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority must be provided. Additional requirements may be imposed by Northern Funds. In addition to the situations described in this Prospectus, Northern Funds may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.

BUSINESS DAY. A "Business Day" is each Monday through Friday when the New York Stock Exchange (the "Exchange") is open for business. For any given calendar year, the Funds will be closed on the following holidays or as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                    54 NORTHERN FIXED INCOME FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT


GOOD ORDER. A purchase, redemption or exchange request is considered to be "in good order" when all necessary information is provided and all required documents are properly completed, signed and delivered including a certified corporate resolution or other acceptable evidence of authority (if applicable). Requests must include the following:


- The account number (if issued) and Fund name;

- The amount of the transaction, in dollar amount or number of shares;

- For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

- Required signature guarantees, if applicable;

- Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 800/595-9111 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account will not be considered to be "in good order" unless the investor has provided all information required by Northern Funds' "Customer Identification Program" described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires Northern Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with Northern Funds. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, Northern Funds reserves the right to: (a) place limits on account transactions until the investor's identity is verified; (b) refuse an investment in Northern Funds; or (c) involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. Northern Funds and its agents will not be responsible for any loss in an investor's account resulting from an investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity is not verified.

EARLY CLOSINGS. The Funds reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes or closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Funds may, for any Business Day, decide to change the time as of which a Fund's NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

EMERGENCY EVENTS. In the event the Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 800/595-9111 or visit northernfunds.com.

FINANCIAL INTERMEDIARIES. Northern Funds may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers), to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Funds. A Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund's per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 55

Northern Funds may enter into agreements with certain financial intermediaries, including affiliates of Northern Trust, that perform support and/or distribution services for their customers who own Fund shares ("Service Organizations"). These support services may include:

- assisting investors in processing purchase, exchange and redemption requests;

- processing dividend and distribution payments from the Funds;

- providing information to customers showing their positions in the Funds; and

- providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.

In addition, Service Organizations may provide distribution services, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares.

For their services, Service Organizations may receive fees from a Fund at annual rates of up to 0.25% of the average daily net asset value of the shares covered by their agreements. Because these fees are paid out of the Funds' assets on an on-going basis, they will increase the cost of your investment in the Funds.

Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, that provide services to their customers who invest in the Trust or whose customers purchase significant amounts of a Fund's shares. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Advisers (after adjustments). This additional compensation will be paid by Northern Trust or its affiliates and will not represent an additional expense to Northern Funds or its shareholders.

Investors purchasing shares through a financial intermediary should read their account agreements carefully. A financial intermediary's requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in a Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the investor may be required to redeem all or a portion of the investor's investment in a Fund.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Funds on behalf of their customers may be required to register as dealers.

Agreements that contemplate the provision of distribution services by Service Organizations and other financial intermediaries are governed by a Distribution and Service Plan (the "Plan") that has been adopted by the Northern Funds pursuant to Rule 12b-1 under the 1940 Act. Payments to Service Organizations and other financial intermediaries, including Northern Trust, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs. As of this date, the Plan has not been implemented with respect to the Funds.

PORTFOLIO HOLDINGS. The Funds, or their duly authorized service providers, may publicly disclose holdings of all Northern Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.


                    56 NORTHERN FIXED INCOME FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT


A complete schedule of each Fund's holdings, current as of calendar quarter-end, will be available on the Funds' Web site at northernfunds.com no earlier than ten (10) calendar days after the end of the respective period. This information will remain available on the Web site at least until the Funds file with the SEC their semiannual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Funds may terminate or modify this policy at any time without further notice to shareholders.


A further description of Northern Funds Policy on Disclosure of Portfolio Holdings is available in the Additional Statement.


SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of September 30 and with an annual report containing audited financial statements as of March 31. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Funds Center by telephone at 800/595-9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986. You also may send an e-mail to northern-funds@ntrs.com. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.



                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 57

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF EACH FUND ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME FUND WITHOUT ANY SALES CHARGE.

--------------------------------------------------------------------------------


You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in shares of another Fund in the Northern Funds family at its NAV per share. If you would like to receive dividends or distributions in cash or have them reinvested in another Fund in the Northern Funds family, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in a Fund in the Northern Funds family in which you maintain an account.


The following table summarizes the general distribution policies for each of the Funds. A Fund may, in some years, pay additional dividends or make additional distributions to the extent necessary for the Fund to avoid incurring unnecessary tax liabilities or for other reasons.

                                                   ------------------------------------------------------------------------
                                                        Dividends, if any,                           Capital Gains, if any,
FUND                                                    Declared and Paid*                             Declared and Paid
---------------------------------------------------------------------------------------------------------------------------
Arizona Tax-Exempt                                 Declared daily, paid monthly                             Annually
---------------------------------------------------------------------------------------------------------------------------
California Intermediate Tax-Exempt                 Declared daily, paid monthly                             Annually
---------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                              Declared daily, paid monthly                             Annually
---------------------------------------------------------------------------------------------------------------------------
Fixed Income                                       Declared daily, paid monthly                             Annually
---------------------------------------------------------------------------------------------------------------------------
Florida Intermediate Tax-Exempt                    Declared daily, paid monthly                             Annually
---------------------------------------------------------------------------------------------------------------------------
Global Fixed Income                                          Annually                                       Annually
---------------------------------------------------------------------------------------------------------------------------
High Yield Fixed Income                            Declared daily, paid monthly                             Annually
---------------------------------------------------------------------------------------------------------------------------
High Yield Municipal                               Declared daily, paid monthly                             Annually
---------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                            Declared daily, paid monthly                             Annually
---------------------------------------------------------------------------------------------------------------------------
Short-Intermediate U.S. Government                 Declared daily, paid monthly                             Annually
---------------------------------------------------------------------------------------------------------------------------
Tax-Exempt                                         Declared daily, paid monthly                             Annually
---------------------------------------------------------------------------------------------------------------------------
U.S. Government                                    Declared daily, paid monthly                             Annually
---------------------------------------------------------------------------------------------------------------------------
                                                   ------------------------------------------------------------------------

* Shares of Funds that declare dividends daily are entitled to the dividends declared, if any, by a Fund beginning on the next Business Day after the purchase order is executed.

                    58 NORTHERN FIXED INCOME FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

TAX CONSIDERATIONS


Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions, including dividends derived from short-term capital gains and ordinary income, will generally be taxable as ordinary income, except as discussed below. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

Dividends and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.


You should note that the Funds do not expect to pay dividends that are eligible for the recently enacted reduced tax rate on corporate dividends. This is because the Funds will generally be invested in debt instruments and not in shares of stock on which dividend income will be received. Therefore, dividends paid by the Funds will also not be eligible for the dividends-received deduction for corporate shareholders.



You should also note that if you purchase shares of any Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as "buying into a dividend."


You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 31 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The one major exception to the tax principles discussed above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

If you (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (b) are subject to withholding by the Internal Revenue Service for prior failure to properly include on your return payments of interest or dividends, or (c) have failed to certify to the Trust, when required to do so, that you are not subject to backup withholding or are an "exempt recipient," then the Trust will be required in certain cases to withhold and remit to the Internal Revenue Service 28% of the dividends and distributions payable to you.

Except as stated below, you may be subject to state and local taxes on Fund distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on certain types of federal securities or interest on securities issued by the particular state or municipalities within the state.

There are certain tax requirements that the Funds must follow in order to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 59

THE TAX-EXEMPT FUNDS AND HIGH YIELD MUNICIPAL FUND. The Tax-Exempt Funds and High Yield Municipal Fund expect to pay "exempt-interest dividends" that generally are exempt from regular federal income tax. However, some dividends will be taxable, such as dividends that are attributable to gains on bonds that are acquired at a "market discount" and distributions of short and long-term capital gains. A portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be, and a portion of the dividends paid by High Yield Municipal Fund generally will be, an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends also will be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.


The California Funds and the Arizona Tax-Exempt Fund expect to pay dividends that generally are exempt from personal income tax in those respective states. This exemption will apply, however, only to dividends that are derived from interest paid on California or Arizona municipal instruments, respectively, or on certain federal obligations. The State of Arizona is not authorized to issue general obligation bonds. However, political subdivisions of the State of Arizona are authorized to issue general obligation bonds if certain conditions are met. In addition, dividends paid by the California Funds will be subject to state corporate franchise and corporate income taxes, if applicable. The Florida Intermediate Tax-Exempt Fund intends, but cannot guarantee, that its shares will qualify for the exemption from the Florida intangible personal property tax. The Florida Legislature has passed and Governor Bush is expected to sign legislation which will effectively repeal the intangible personal property tax. The bill will take effect January 1, 2007, meaning all taxes imposed for calendar year 2006 and prior remain in effect. As a result of the repeal, this annual tax will no longer apply after January 1, 2007.


If you receive an exempt-interest dividend with respect to any share and the share is held for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of the dividend amount. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt Funds and High Yield Municipal Fund generally will not be deductible for federal income tax purposes.

GLOBAL FIXED INCOME FUND. It is expected that Global Fixed Income Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (a) to credit such proportionate amount of taxes against federal income tax liability or (b) to take such amount as an itemized deduction.

CONSULT YOUR TAX PROFESSIONAL. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Funds. More tax information is provided in the Additional Statement. This short summary is not intended as a substitute for careful tax planning.


                    60 NORTHERN FIXED INCOME FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

TAX TABLE


You may find it particularly useful to compare the tax-free yields of the Tax-Exempt Funds and the High Yield Municipal Fund to the equivalent yields from taxable investments. For an investor in a low tax bracket, it may not be helpful to invest in a tax-exempt investment if a higher after-tax yield can be achieved from a taxable instrument.

The table below illustrates the difference between hypothetical tax-free yields and tax-equivalent yields for different tax brackets. You should be aware, however, that tax brackets can change over time and that your tax adviser should be consulted for specific yield calculations.


----------------------------------------------------------------------------------------------------------------------------
                                                                                        TAX-EXEMPT YIELDS
             TAXABLE INCOME                        FEDERAL           -------------------------------------------------------
-----------------------------------------          MARGINAL          2.00%   3.00%   4.00%   5.00%   6.00%   7.00%    8.00%
   Single Return         Joint Return              TAX RATE                         Equivalent Taxable Yields
----------------------------------------------------------------------------------------------------------------------------
  $     0 - $ 7,550    $     0 - $ 15,100            10%             2.22%   3.33%   4.44%   5.56%   6.67%    7.78%    8.89%
----------------------------------------------------------------------------------------------------------------------------
 $ 7,550 - $ 30,650   $ 15,100 - $ 61,300            15%             2.35%   3.53%   4.71%   5.88%   7.06%    8.24%    9.41%
----------------------------------------------------------------------------------------------------------------------------
$ 30,650 - $ 74,200   $ 61,300 - $123,700            25%             2.67%   4.00%   5.33%   6.67%   8.00%    9.33%   10.67%
----------------------------------------------------------------------------------------------------------------------------
$ 74,200 - $154,800   $123,700 - $188,450            28%             2.78%   4.17%   5.56%   6.94%   8.33%    9.72%   11.11%
----------------------------------------------------------------------------------------------------------------------------
$154,800 - $336,550   $188,450 - $336,550            33%             2.99%   4.48%   5.97%   7.46%   8.96%   10.45%   11.94%
----------------------------------------------------------------------------------------------------------------------------
      Over $336,550         Over $336,550            35%             3.08%   4.62%   6.15%   7.69%   9.23%   10.77%   12.31%
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------



The tax-exempt yields used here are hypothetical and no assurance can be made that the Funds will attain any particular yield. A Fund's yield fluctuates as market conditions change. The tax brackets and related yield calculations are based on the 2006 federal marginal tax rates indicated in the table. The table does not reflect the phase out of personal exemptions and itemized deductions that will apply to certain higher income taxpayers. In addition, the brackets do not take into consideration the California state personal income tax or any other state tax.


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 61

RISKS, SECURITIES AND TECHNIQUES


THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS WHICH ARE SUMMARIZED IN THE RISK/RETURN SUMMARIES FOR EACH FUND. It also explores the various investment securities and techniques that the investment management team may use. The Funds may invest in other securities and are subject to further restrictions and risks that are described in the Additional Statement. Additionally, the Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Funds' investment objectives and policies.


--------------------------------------------------------------------------------

--------------------------------------------------------------

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL
INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------

INVESTMENT OBJECTIVES. A Fund's investment objective may be changed by Northern Fund's Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in a Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund.

DERIVATIVES. The Funds may purchase certain "derivative" instruments for hedging or speculative purposes. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices. Derivative securities include futures contracts, options, interest rate and currency swaps, forward currency contracts and structured securities (including collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments, including leveraged "inverse floaters").


Investment Strategy. Under normal market conditions, a Fund may to a moderate extent invest in derivative securities including structured securities, options, futures, swaps and interest rate caps and floors if the potential risks and rewards are consistent with the Fund's objective, strategies and overall risk profile. In unusual circumstances, including times of increased market volatility, a Fund may make more significant investments in derivatives. The Funds may use derivatives for hedging purposes to offset a potential loss in one position by establishing an interest in an opposite position. The Funds also may use derivatives for speculative purposes to invest for potential income or capital gain. Each Fund may invest more than 5% of its assets in derivative instruments for non-hedging purposes (i.e. for potential income or gain).



Special Risks. Engaging in derivative transactions involves special risks, including (a) market risk that the Fund's derivatives position will lose value;
(b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the investment management team is accurate.


FOREIGN INVESTMENTS. Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the U.S., and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. EDRs and GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S.


                    62 NORTHERN FIXED INCOME FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

security and generally are denominated in a foreign currency. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and The International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.

Investment Strategy. The Global Fixed Income Fund intends to invest a substantial portion of its total assets in foreign securities. Although they invest primarily in the securities of U.S. issuers, the Fixed Income and High Yield Fixed Income Funds may invest up to 25% of their total assets in foreign securities, including ADRs, EDRs and GDRs. These Funds also may invest in foreign time deposits and other short-term instruments. The Short-Intermediate U.S. Government Fund and the U.S. Government Fund may make limited investments (but in no event more than 20% of their respective net assets) in supranational obligations.

The Global Fixed Income Fund may invest more than 25% of its total assets in the securities of issuers located in a single foreign country having securities markets that are highly developed, liquid and subject to extensive regulation. Such countries may include, but are not limited to Japan, the United Kingdom, France, Germany and Switzerland. The Global Fixed Income Fund may invest up to 25% of total assets in emerging markets.

Special Risks. Foreign securities involve special risks and costs, which are considered by the Investment Advisers in evaluating the creditworthiness of issuers and making investment decisions for the Funds. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

Additional risks are involved when investing in countries with emerging economies or securities markets. These countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities before receiving payment and also may be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Funds.

While the Funds' investments may, if permitted, be denominated in foreign currencies, the portfolio securities and other assets held by the Funds are valued in U.S.


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 63 dollars. Currency exchange rates may fluctuate significantly over short periods of time causing a Fund's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund is invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Funds' respective net currency positions may expose them to risks independent of their securities positions.

On January 1, 1999, the European Economic and Monetary Union ("EMU") introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. In addition, Cyprus, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia and Slovenia became members of the EMU on May 1, 2004, but these countries will not adopt the euro as their new currency until they can show that their economies have converged with the economies of the euro zone.

The European Central Bank has control over each country's monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.


The change to the euro as a single currency is relatively new and untested. The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU") will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. In May 2005, voters in France and the Netherlands rejected ratification of the EU constitution, causing some countries to postpone moves toward ratification. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by certain Funds may be denominated in the euro.


INVESTMENT GRADE SECURITIES. A security is considered investment grade if, at the time of purchase, it is rated:

- BBB or higher by Standard & Poor's Rating Services ("S&P");

- Baa or higher by Moody's Investors Service, Inc. ("Moody's");

- BBB or higher by Fitch Ratings ("Fitch"); or

- BBB or higher by Dominion Bond Rating Service Limited ("Dominion").

A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as a NRSRO, even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if the Investment Advisers determine that the security is comparable in quality to a security that has been rated investment grade.


Investment Strategy. The Funds may invest in fixed income and convertible securities to the extent consistent with their respective investment objectives and policies. Except as stated in the next section, fixed income and convertible securities purchased by the Funds generally will be investment grade.


Special Risks. Although securities rated BBB by S&P, Dominion or Fitch, or Baa by Moody's are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of


                    64 NORTHERN FIXED INCOME FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

default than obligations with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund and may be in default. The Investment Advisers will consider such an event in determining whether the Fund should continue to hold the security.

NON-INVESTMENT GRADE SECURITIES. Non-investment grade fixed income and convertible securities (sometimes referred to as "junk bonds") generally are rated BB or below by S&P, Dominion or Fitch, or Ba or below by Moody's (or have received a comparable rating from another NRSRO), or, if unrated, are determined to be of comparable quality by the Investment Advisers.
Investment Strategy. The High Yield Municipal Fund and the High Yield Fixed Income Fund may invest without limitation in non-investment grade securities, including convertible securities. Although they invest primarily in investment grade securities, the Fixed Income Fund and the Global Fixed Income Fund may invest up to 20% and the other Fixed Income Funds (with the exception of the U.S. Government Fund and the Short-Intermediate U.S. Government Fund) may invest up to 15% of total assets, measured at the time of purchase, in non-investment grade fixed income and convertible securities, when the investment management team determines that such securities are desirable in light of the Funds' investment objectives and portfolio mix.

Special Risks. Non-investment grade fixed income and convertible securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund also may incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Investments in lower quality securities, whether rated or unrated, will be more dependent on the Investment Advisers' credit analysis than would be the case with investments in higher quality securities.

MATURITY RISK. Each Fund normally will maintain the dollar-weighted average maturity of its portfolio within a specified range. However, the maturities of certain instruments, such as variable and floating rate instruments, are subject to estimation. In addition, in calculating average weighted maturities, the maturity of mortgage and other asset-backed securities will be based on estimates of average life. As a result, the Funds cannot guarantee that these estimates will, in fact, be accurate or that their average maturities will remain within their specified limits.

PORTFOLIO TURNOVER. The investment management team will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high portfolio turnover rate (100% or more) is likely to involve higher brokerage commissions and other transaction costs, which


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 65 could reduce a Fund's return. It also may result in higher short-term capital gains that are taxable to shareholders. See "Financial Highlights" for the Funds' historical portfolio turnover rates.

STRUCTURED SECURITIES. The value of such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, securities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, debt obligations where the principal repayment at maturity is determined by the value of a specified security or securities index.


Investment Strategy. Each Fund may invest in structured securities to the extent consistent with its investment objective and policies.


Special Risks. The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, a Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

SPECIAL RISKS AND CONSIDERATIONS APPLICABLE TO THE CALIFORNIA FUNDS, FLORIDA INTERMEDIATE TAX-EXEMPT FUND AND THE ARIZONA TAX-EXEMPT FUND. The investments of the California Funds in California municipal instruments, the Florida Intermediate Tax-Exempt Fund in Florida municipal instruments and the Arizona Tax-Exempt Fund in Arizona municipal instruments raise additional considerations. Payment of the interest on and the principal of these instruments is dependent upon the continuing ability of issuers in these states to meet their obligations.


Investment Strategy. As stated above, the Arizona Tax-Exempt Fund will invest in Arizona municipal instruments, the California Funds will invest in California municipal instruments, and the Florida Intermediate Tax-Exempt Fund will be invested in Florida municipal instruments. Consequently, these Funds are more susceptible to factors adversely affecting issuers of Arizona, California and Florida municipal instruments, and may be riskier than comparable funds that do not emphasize these issuers to this degree.



Special Risks. The California Funds' investments will be affected by political and economic developments within the State of California, and by the financial condition of the State, its public authorities and political subdivisions. California has a diverse economy--one of the five or six largest in the world--with significant segments in high technology, manufacturing, services, motion picture/television production, entertainment, tourism, agriculture and construction. The State experienced a mild recession in the early 2000s, concentrated in the San Francisco Bay Area and its high technology sector, which, combined with substantial stock market declines, and reduced tax revenues from capital gains and stock option activity, led to multi-billion dollar State budget deficits and a cash flow crisis in 2003 and 2004. The State's economy has been in a steady recovery since 2003, which has improved State finances, and a strong housing market and increases in property values have provided some relief to local governments that were also adversely affected by the recession. The housing and construction markets have slowed in early 2006, and economic growth in 2006 and 2007 is projected to be slower than in the past couple of years. State tax revenues have been above projections in 2005 and 2006, allowing the State to balance its budget and start to repay debts incurred to bridge the prior budget deficits. However, the State still faces structural budget gaps and has reduced aid to local governments in the past few years to help solve its own budget problems. California voters have in the past approved amendments to the California Constitution and other measures that limit the taxing and spending authority of California government entities. Future voter initiatives could result in



                    66 NORTHERN FIXED INCOME FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION


adverse consequences affecting California municipal instruments. A package of State infrastructure bond measures totaling over $37 billion will be on the November 2006 election ballot.


Similarly, Florida's economy is influenced by numerous factors, including transfer payments from the federal government (social security benefits, pension benefits, etc.), population growth, tourism, interest rates and hurricane activity. From time to time, Florida and its political subdivisions have encountered financial difficulties. Florida is highly dependent upon sales and use taxes, which account for the majority of its General Fund revenues. The Florida Constitution does not permit a state or local personal income tax. The Florida Constitution may limit the State's ability to raise revenues and may have an adverse effect on the State's finances and political subdivisions.


Arizona's economy also is influenced by numerous factors, including developments in the real estate, construction, aerospace, high technology, light manufacturing, government and service industries. During the 1990s, however, Arizona's efforts to diversify its economy enabled it to realize increasing growth rates. For example, employment in the construction industry reached a record 218,300 jobs in late 2005, a total that represents 8.7% of all non-farm jobs in Arizona. Furthermore, from February 2005 to February 2006 Arizona's non-farm employment numbers grew 5.43%, an increase that ranked second in the United States. The only industries to lose a significant number of jobs were publishing and telecommunications.


Arizona adopted a new method of financing its public school system following the Arizona Supreme Court's 1994 ruling that the former system was unconstitutional on the grounds that the State's practice of allowing local communities to determine capital expenditures (school construction costs) for schools violated the "general and uniform" language of the Arizona Constitution. The Students FIRST (Fair and Immediate Resources for Students Today) legislation was signed into law in July of 1998, creating a new Arizona School Facilities Board to establish standards for school facilities and administer appropriations for school construction and renovation. The Arizona Legislature also recently passed the English Language Learner ("ELL") legislation to conform to a federal court ruling regarding students who use English as a second language. The legislation increases the base ELL funding by 22% and provides an additional $32.5 million for ELL programs in the first year of the legislation. However, the governor did not sign the legislation, and it is unclear whether the federal court, which must review it, will deem the $32.5 million a sufficient amount of funding.


If Florida or Arizona or any of their respective political subdivisions should suffer serious financial difficulties to the extent their ability to pay their obligations might be jeopardized, the ability of such entities to market their securities, and the value of the Florida Intermediate Tax-Exempt Fund or the Arizona Tax-Exempt Fund, respectively, could be adversely affected.

In addition to the risk of nonpayment of California, Florida or Arizona municipal instruments, if any of these obligations decline in quality and are downgraded by an NRSRO, they may become ineligible for purchase by the Funds. Since there are large numbers of buyers of these instruments, the supply of California, Florida or Arizona municipal instruments that are eligible for purchase by the Funds could become inadequate at certain times.

A more detailed description of special factors affecting investments in California, Florida and Arizona municipal instruments is provided in the Additional Statement.

--------------------------------------------------------------

ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT
TECHNIQUES
--------------------------------------------------------------

ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, automobile loans, credit card receivables and other financial assets. In effect, these securities "pass through" the monthly payments that individual borrowers make on their mortgages or other assets net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 67 obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").


Investment Strategy. The U.S. Government Fund and the Short-Intermediate U.S. Government Fund may purchase securities that are secured or backed by mortgages issued by U.S. government agencies, instrumentalities or sponsored enterprises or guaranteed by the U.S. government. The other Funds may purchase these and other types of asset-backed securities. Asset-backed securities are subject to the same quality requirements as the other types of fixed income securities that are held by a Fund.



Special Risks. In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.


BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Funds may borrow money and enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest).

Investment Strategy. Each Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of the value of its total assets (including the amount borrowed). Each Fund also may borrow up to an additional 5% of the value of its total assets for temporary purposes. The Funds may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

Special Risks. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Funds decline in value while these transactions are outstanding, the net asset value of the Funds' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that
(a) the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Fund.

CONVERTIBLE SECURITIES. A convertible security is a bond or preferred stock that may be converted (exchanged) into the common stock of the issuing company within a specified time period for a specified number of shares. Convertible securities offer a way to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Investment Strategy. The Fixed Income Fund, High Yield Fixed Income Fund and Global Fixed Income Fund may each acquire convertible securities. These securities are subject to the same rating requirements as fixed income securities held by a Fund.

Special Risks. The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security normally also will provide income and therefore is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-


                    68 NORTHERN FIXED INCOME FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's return and its ability to achieve its investment objective.

CUSTODIAL RECEIPTS. Custodial receipts are participations in trusts that hold U.S. government, bank, corporate or other obligations. They entitle the holder to future interest payments or principal payments or both on securities held by the custodian.


Investment Strategy. To the extent consistent with their respective investment objectives and policies, the Funds may invest a portion of their assets in custodial receipts. Investments by the U.S. Government Fund and Short-Intermediate U.S. Government Fund in custodial receipts, if any, are anticipated to be minimal and will not exceed 20% of the value of such Funds' net assets.


Special Risks. Like other stripped obligations (which are described below), custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

EXCHANGE RATE-RELATED SECURITIES. Exchange rate-related securities represent certain foreign debt obligations whose principal values are linked to a foreign currency but which are repaid in U.S. dollars.

Investment Strategy. The Fixed Income, Global Fixed Income and High Yield Fixed Income Funds may invest in exchange rate-related securities.

Special Risks. The principal payable on an exchange rate-related security is subject to currency risk. In addition, the potential illiquidity and high volatility of the foreign exchange market may make exchange rate-related securities difficult to sell prior to maturity at an appropriate price.

FORWARD CURRENCY EXCHANGE CONTRACTS. A forward currency exchange contract is an obligation to exchange one currency for another on a future date at a specified exchange rate.

Investment Strategy. Each of the Funds may enter into forward currency exchange contracts for hedging purposes and to help reduce the risks and volatility caused by changes in foreign currency exchange rates. The Global Fixed Income Fund, the Fixed Income Fund and the High Yield Fixed Income Fund also may enter into these contracts for speculative purposes (i.e., to increase total return) or for cross-hedging purposes. Foreign currency exchange contracts will be used at the discretion of the investment management team, and no Fund is required to hedge its foreign currency positions.

Special Risks. Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Fund's foreign holdings increases because of currency fluctuations. When used for speculative purposes, forward currency exchange contracts may result in additional losses that are not otherwise related to changes in the value of the securities held by a Fund. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies that are traded and these markets can experience periods of illiquidity.

FUTURES CONTRACTS AND RELATED OPTIONS. A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 69

Investment Strategy. To the extent consistent with its investment objective and policies, each Fund may invest in futures contracts and options on futures contracts on domestic or foreign exchanges or boards of trade. These investments may be used for hedging purposes to seek to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs.


The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Special Risks. Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.

ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below), certain unlisted over-the-counter options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

Investment Strategy. Each Fund may invest up to 15% of its net assets in securities that are illiquid. If otherwise consistent with their investment objectives and policies, the Funds may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the Investment Advisers determine, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists.

Special Risks. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund. The practice of investing in Rule 144A Securities could increase the level of a Fund's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INSURANCE FUNDING AGREEMENTS. An insurance funding agreement ("IFA") is an agreement that requires a Fund to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Fund for a set time period.

Investment Strategy. The Fixed Income Fund, Global Fixed Income Fund and the High Yield Fixed Income Fund may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Advisers.


Special Risks. IFAs are not insured by a government agency--they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.


INTEREST RATE SWAPS, CURRENCY SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, AND INTEREST RATE FLOORS, CAPS AND COLLARS. Interest rate and currency swaps are contracts that obligate a Fund and another party to


                    70 NORTHERN FIXED INCOME FUNDS PROSPECTUS
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RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

exchange their rights to pay or receive interest or specified amounts of currency, respectively. Interest rate floors entitle the purchasers to receive interest payments if a specified index falls below a predetermined interest rate. Interest rate caps entitle the purchasers to receive interest payments if a specified index exceeds a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

Investment Strategy. The Funds may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return.

Special Risks. The use of swaps and interest rate floors, caps and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If an Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these instruments were not used. Because these instruments normally are illiquid, a Fund may not be able to terminate its obligations when desired. In addition, if a Fund is obligated to pay the return under the terms of a total rate of return swap, Fund losses due to unanticipated market movements potentially are unlimited. A Fund also may suffer a loss if the other party to a transaction defaults.

INVESTMENT COMPANIES. To the extent consistent with their respective investment objectives and policies, the Funds may invest in securities issued by other investment companies, including money market funds, index funds, "country funds" (i.e., funds that invest primarily in issuers located in a specific foreign country or region), iShares(SM) and other exchange-traded funds ("ETFs"). Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Funds may invest include money market funds which the Investment Advisers or any of their affiliates serve as investment advisers.

Investment Strategy. Investments by a Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Special Risks. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that company. It also would bear a proportionate share of any fees and expenses paid by that company. These expenses would be in addition to the advisory and other fees paid directly by the Fund. A Fund's investment in an ETF involves other considerations. In particular, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in "creation units" and are not redeemable individually except upon termination of the ETF. To redeem, a Fund must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of a small holding of an ETF, therefore, will depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF's net asset value.

LOAN PARTICIPATIONS. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 71 which is administered and sold by a financial intermediary.

Investment Strategy. The High Yield Fixed Income Fund may invest in loan participations in the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in a seller's share of the loan.

Special Risks. Like other debt obligations, loan participations may be subject to credit risk if the borrower defaults on making interest payments and repaying the principal. In the case where the Fund purchases a loan assignment or participation from another lender, the Fund also is subject to delays, expenses and risks greater than would have been involved if the Fund had purchased a direct obligation of the borrower.

MORTGAGE DOLLAR ROLLS. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the future (generally within 30 days). The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold.


Investment Strategy. Each Fund may enter into mortgage dollar rolls in an effort to enhance investment performance. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds currently do not intend to enter into mortgage dollar rolls that are accounted for as financings and do not treat them as borrowings.


Special Risks. Successful use of mortgage dollar rolls depends upon the Investment Advisers' ability to predict correctly interest rates and mortgage prepayments. If the Investment Advisers are incorrect in their prediction, a Fund may experience a loss. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's performance.

MUNICIPAL AND RELATED INSTRUMENTS. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

Municipal instruments include both "general" and "revenue" bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds also are payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed.

Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they typically are payable by the user of the facilities financed by the bonds.

Municipal instruments also include "moral obligation" bonds, municipal leases, certificates of participation and custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee or custodian.

Municipal instruments also include tax-exempt derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have imbedded interest rate floors and caps that require the issuer to pay an


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RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

adjusted interest rate if market rates fall below or rise above a specified rate.

A Fund may acquire "stand-by commitments" relating to the municipal instruments it holds. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified municipal instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the municipal instruments to which the commitment relates. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise its rights for trading purposes.

Investment Strategy. The Tax-Exempt Funds and High Yield Municipal Fund invest primarily in municipal instruments. Although it is not their current policy to do so on a regular basis, these Funds may invest more than 25% of their total assets in municipal instruments the interest upon which is paid solely by governmental issuers from revenues of similar projects. However, they do not intend to invest more than 25% of the value of their total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues to be paid are in the same industry.

The Florida Intermediate Tax-Exempt Fund expects to make significant investments in Florida municipal instruments, the California Funds expect to make significant investments in California municipal instruments and the Arizona Tax-Exempt Fund expects to make significant investments in Arizona municipal instruments. The other Tax-Exempt Funds and the High Yield Municipal Fund also may invest from time to time more than 25% of the value of their total assets in municipal instruments whose issuers are in the same state.

The Taxable Funds may invest from time to time in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Taxable Funds on such investments will be taxable to shareholders.

Special Risks. Municipal instruments may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign (as well as domestic) banks, insurance companies and other financial institutions. If the credit quality of these banks, insurance companies and financial institutions declines, a Fund could suffer a loss to the extent that the Fund is relying upon this credit support. Foreign institutions can present special risks relating to higher transaction and custody costs, the imposition of additional taxes by foreign governments, less complete financial information, less market liquidity, more market volatility and political instability. Foreign banks, insurance companies and financial institutions may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements than U.S. banks.


In addition, when a substantial portion of a Fund's assets is invested in instruments that are used to finance facilities involving a particular industry, whose issuers are in the same state or which otherwise are related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instrument.


Some tax-exempt derivative instruments represent relatively recent innovations in the municipal bond markets, and the trading market for these instruments is less developed than the markets for traditional types of municipal instruments. It is, therefore, uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by the issuer or the issuer's credit provider may be greater for tax-exempt derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information, and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 73

OPTIONS. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option.


Investment Strategy. To the extent consistent with its investment objective and policies, each Fund may write (sell) covered call options, buy put options, buy call options and write secured put options for hedging (or cross--hedging) purposes or to earn additional income. Options may relate to particular securities, foreign or domestic securities indices, financial instruments, foreign currencies or (in the case of Fixed Income Fund, Global Fixed Income Fund and High Yield Fixed Income Fund) the yield differential between two securities.


Special Risks. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the investment management team to predict future price fluctuations and the degree of correlation between the options and securities markets.

Each Fund will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Investment Advisers. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.

PREFERRED STOCK. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners.

Investment Strategy. To the extent consistent with their respective investment objectives and policies, the Funds may invest in preferred stocks.

Special Risks. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans.


Investment Strategy. To the extent consistent with their respective investment objectives and policies, the Funds may invest in REITs.


Special Risks. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of a REIT's manager. REITs also are subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by a Fund subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

Investment Strategy. Each Fund may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Advisers. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement never will occur more than one year after a Fund acquires the securities.

Special Risks. In the event of a default, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is unenforceable by the Fund.


                    74 NORTHERN FIXED INCOME FUNDS PROSPECTUS
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RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

SECURITIES LENDING. In order to generate additional income, the Funds (other than the Tax-Exempt Funds and the High Yield Municipal Fund) may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Funds will receive collateral equal to at least 100% of the value of the securities loaned.

Investment Strategy. Securities lending may represent no more than one-third of the value of a Fund's total assets (including the loan collateral). Any cash collateral received by a Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market funds. Such instruments are not limited to U.S. government securities and may include short-term obligations of banks and other corporations. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding a Fund's investments in particular types of securities.

Special Risks. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and possibly may incur a capital loss. A Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of income to shareholders of a Fund that is taxable at the state level may increase as a result of such Fund's securities lending activities. Any state tax-exempt interest paid on securities while on loan will not be deemed to have been received by such Fund and the equivalent amount paid by the borrower of the securities to the Fund will not be deemed to be dividends exempt from state taxes, but is likely to be deemed taxable income to shareholders.

SHORT SALES AGAINST-THE-BOX. A short sale against-the-box is a short sale such that at all times when the short position is open the seller owns or has the right to obtain, at no added cost, an equal amount of securities identical to those sold short.

Investment Strategy. The High Yield Fixed Income Fund may make short sales against-the-box.

Special Risks. If a Fund sells securities short against-the-box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it actually had sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short position with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

STRIPPED OBLIGATIONS. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.


Investment Strategy. To the extent consistent with their respective investment objectives and policies, the Funds may purchase stripped securities.


Special Risks. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Funds and adversely affect a Fund's total return.

TEMPORARY INVESTMENTS. The Funds temporarily may hold cash and/or invest in short-term obligations including U.S. government obligations, high-quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits), and repurchase agreements with maturities of 13 months or less.


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 75

Investment Strategy. A Fund temporarily may hold cash or invest all or any portion of its assets in short-term obligations pending investment or to meet anticipated redemption requests. A Fund also may hold cash or invest in short-term obligations as a temporary measure mainly designed to limit a Fund's losses in response to adverse market, economic or other conditions when the Investment Advisers believe that it is in the best interest of the Fund to pursue such defensive strategy. The Investment Advisers may, however, choose not to make such temporary investments even in very volatile or adverse conditions.

Special Risks. A Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. A Fund also may miss investment opportunities and have a lower total return during these periods.


UNITED STATES GOVERNMENT OBLIGATIONS. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by an agency, instrumentality or sponsored enterprise thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.



Investment Strategy. To the extent consistent with its investment objective and policies, each Fund may invest in a variety of U.S. Treasury obligations and in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.


Special Risks. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes, long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse floating rate instruments ("inverse floaters"). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.


Investment Strategy. Each Fund may invest in variable and floating rate instruments to the extent consistent with its investment objective and policies.


Special Risks. The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Funds are not entitled to exercise their demand rights. As a result, the Funds could suffer a loss with respect to these instruments.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of "when-issued"


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RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

Investment Strategy. Each Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Funds generally would purchase securities in these transactions with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

Special Risks. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay-in-kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.


Investment Strategy. Each Fund may invest in zero coupon, pay-in-kind and capital appreciation bonds to the extent consistent with its investment objective and policies.


Special Risks. The market prices of zero coupon, pay-in-kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in zero coupon, pay-in-kind and capital appreciation bonds may require the Fund to sell some of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

TNTC is sometimes referred to as "The Northern Trust Bank" in advertisements and other sales literature.


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 77

FINANCIAL INFORMATION



THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND A FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund for a share held for the entire period (assuming reinvestment of all dividends and distributions). The financial highlights for the fiscal years ended March 31, 2006, March 31, 2005, March 31, 2004 and March 31, 2003, have been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request and without charge. The financial highlights for the fiscal year ended March 31, 2002, were audited by the Funds' former independent accounting firm.


--------------------------------------------------------------------------------


                    78 NORTHERN FIXED INCOME FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS                        FOR THE FISCAL YEARS ENDED MARCH 31,


-------------------------------------------------------------------------------------------------------------------------------
                                                                                   ARIZONA TAX-EXEMPT FUND
Selected per share data                                            2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $10.51       $10.86        $10.88      $10.46        $10.66

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                            0.41         0.41          0.44        0.42          0.43

   Net realized and unrealized gains (losses)                     (0.13)       (0.26)          0.02        0.60        (0.06)

   Total from Investment Operations                                 0.28         0.15          0.46        1.02          0.37
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                     (0.41)       (0.41)        (0.44)      (0.42)        (0.43)

   From net realized gains                                        (0.09)       (0.09)        (0.04)      (0.18)        (0.14)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                       (0.50)       (0.50)        (0.48)      (0.60)        (0.57)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $10.29       $10.51        $10.86      $10.88        $10.46
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                    2.70%        1.44%         4.28%       9.87%         3.47%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $52,233      $65,037       $77,803     $82,177       $76,428

   Ratio to average net assets of:

      Expenses, net of waivers and reimbursements                  0.85%        0.85%         0.85%       0.85%         0.85%

      Expenses, before waivers and reimbursements                  1.11%        1.11%         1.12%       1.12%         1.12%

      Net investment income, net of waivers and
         reimbursements                                            3.88%        3.87%         4.04%       3.85%         4.01%

      Net investment income, before waivers and
         reimbursements                                            3.62%        3.61%         3.77%       3.58%         3.74%

   Portfolio Turnover Rate                                        28.99%       36.84%        61.67%     115.89%        93.29%
-------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 79

FINANCIAL HIGHLIGHTS (continued)            FOR THE FISCAL YEARS ENDED MARCH 31,
FINANCIAL INFORMATION (CONTINUED)


-------------------------------------------------------------------------------------------------------------------------------
                                                                           CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
Selected per share data                                            2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $10.29        $10.61       $10.62      $10.26       $10.44

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                            0.39          0.38         0.36        0.37         0.42

   Net realized and unrealized gains (losses)                     (0.11)        (0.26)         0.07        0.54       (0.11)

   Total from Investment Operations                                 0.28          0.12         0.43        0.91         0.31
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                     (0.39)        (0.38)       (0.36)      (0.37)       (0.42)

   From net realized gains                                        (0.03)        (0.06)       (0.08)      (0.18)       (0.07)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                       (0.42)        (0.44)       (0.44)      (0.55)       (0.49)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $10.15        $10.29       $10.61      $10.62       $10.26
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                    2.70%         1.09%        4.13%       9.06%        3.00%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $74,434       $70,277      $74,824     $82,430      $85,617

   Ratio to average net assets of:

      Expenses, net of waivers and reimbursements                  0.85%         0.85%        0.85%       0.85%        0.85%

      Expenses, before waivers and reimbursements                  1.08%         1.10%        1.11%       1.10%        1.11%

      Net investment income, net of waivers and
         reimbursements                                            3.76%         3.62%        3.42%       3.50%        3.98%

      Net investment income, before waivers and
         reimbursements                                            3.53%         3.37%        3.16%       3.25%        3.72%

   Portfolio Turnover Rate                                        31.34%        86.88%      108.29%     136.67%       84.87%
-------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

                    80 NORTHERN FIXED INCOME FUNDS PROSPECTUS

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION


-------------------------------------------------------------------------------------------------------------------------------
                                                                                  CALIFORNIA TAX-EXEMPT FUND
Selected per share data                                            2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $11.01       $11.30        $11.32       $10.79       $10.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                            0.45         0.46          0.45         0.44         0.47

   Net realized and unrealized gains (losses)                     (0.03)       (0.18)          0.13         0.71       (0.15)

   Total from Investment Operations                                 0.42         0.28          0.58         1.15         0.32
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                     (0.45)       (0.46)        (0.45)       (0.44)       (0.47)

   From net realized gains                                        (0.05)       (0.11)        (0.15)       (0.18)       (0.05)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                       (0.50)       (0.57)        (0.60)       (0.62)       (0.52)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $10.93       $11.01        $11.30       $11.32       $10.79
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                    3.93%        2.56%         5.24%       10.88%        2.87%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $91,761      $95,360      $113,845     $125,574     $125,335

   Ratio to average net assets of:

      Expenses, net of waivers and reimbursements                  0.85%        0.85%         0.85%        0.85%        0.85%

      Expenses, before waivers and reimbursements                  1.05%        1.08%         1.08%        1.08%        1.08%

      Net investment income, net of waivers and
         reimbursements                                            4.09%        4.11%         3.95%        3.97%        4.24%

      Net investment income, before waivers and
         reimbursements                                            3.89%        3.88%         3.72%        3.74%        4.01%

   Portfolio Turnover Rate                                        21.04%       70.99%       144.30%      166.17%       73.96%
-------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 81

FINANCIAL HIGHLIGHTS (continued)            FOR THE FISCAL YEARS ENDED MARCH 31,
FINANCIAL INFORMATION (CONTINUED)


-------------------------------------------------------------------------------------------------------------------------------
                                                                                      FIXED INCOME FUND
Selected per share data                                            2006         2005         2004         2003       2002(4)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                  $9.94       $10.33       $10.23        $9.74       $10.10

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.39         0.38         0.35         0.37         0.56

   Net realized and unrealized gains (losses)                      (0.17)       (0.30)         0.24         0.52       (0.17)

   Total from Investment Operations                                  0.22         0.08         0.59         0.89         0.39
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income(1)                                   (0.41)       (0.40)       (0.40)       (0.40)       (0.56)

   From net realized gains                                         (0.02)       (0.07)       (0.09)           --       (0.19)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                        (0.43)       (0.47)       (0.49)       (0.40)       (0.75)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                        $9.73        $9.94       $10.33       $10.23        $9.74
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                                     2.17%        0.73%        5.92%        9.27%        3.09%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $789,347     $759,861     $754,555     $727,738     $733,501

   Ratio to average net assets of:

      Expenses, net of reimbursements and credits                   0.90%(3)      0.90%       0.90%        0.90%(3)      0.90%

      Expenses, before reimbursements and credits                   0.99%        1.01%        1.04%        1.04%        1.03%

      Net investment income, net of reimbursements and
         credits                                                    3.95%        3.71%        3.41%        3.70%        5.62%

      Net investment income, before reimbursements and
         credits                                                    3.86%        3.60%        3.27%        3.56%        5.49%

   Portfolio Turnover Rate                                        416.25%      198.12%      257.28%      422.89%      246.52%
-------------------------------------------------------------------------------------------------------------------------------


(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.


(3) The net expense ratio includes custodian credits of approximately $40,000 and $29,000, which represents 0.01% of average net assets for the fiscal years ended March 31, 2006, and 2003, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.



(4) As required, effective December 1, 2001, the Funds adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses.


                    82 NORTHERN FIXED INCOME FUNDS PROSPECTUS

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION


-------------------------------------------------------------------------------------------------------------------------------
                                                                             FLORIDA INTERMEDIATE TAX-EXEMPT FUND
Selected per share data                                            2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $10.50       $10.78       $10.83       $10.38       $10.50

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                            0.32         0.30         0.27         0.32         0.38

   Net realized and unrealized gains (losses)                     (0.06)       (0.20)         0.20         0.60       (0.05)

   Total from Investment Operations                                 0.26         0.10         0.47         0.92         0.33
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                     (0.32)       (0.30)       (0.27)       (0.32)       (0.38)

   From net realized gains                                        (0.02)       (0.08)       (0.25)       (0.15)       (0.07)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                       (0.34)       (0.38)       (0.52)       (0.47)       (0.45)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $10.42       $10.50       $10.78       $10.83       $10.38
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                    2.43%        1.00%        4.37%        9.01%        3.16%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $48,157      $55,607      $57,307      $55,958      $47,108

   Ratio to average net assets of:

      Expenses, net of waivers, reimbursements and credits         0.85%(2)     0.85%        0.85%        0.85%        0.85%

      Expenses, before waivers, reimbursements and credits         1.14%        1.15%        1.17%        1.18%        1.23%

      Net investment income, net of waivers, reimbursements
         and credits                                               3.00%        2.84%        2.43%        3.00%        3.57%

      Net investment income, before waivers, reimbursements
         and credits                                               2.71%        2.54%        2.11%        2.67%        3.19%

   Portfolio Turnover Rate                                        25.09%       55.94%      258.48%      258.98%      155.55%
-------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.


(2) The net expense ratio includes custodian credits of approximately $3,000, which represents 0.01% of average net assets for the fiscal year ended March 31, 2006. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 83

FINANCIAL HIGHLIGHTS (continued)            FOR THE FISCAL YEARS ENDED MARCH 31,
FINANCIAL INFORMATION (CONTINUED)


-------------------------------------------------------------------------------------------------------------------------------
                                                                                   GLOBAL FIXED INCOME FUND
Selected per share data                                            2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $11.33       $11.35       $10.59        $9.13        $9.62

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                            0.19         0.26         0.33         0.31         0.33

   Net realized and unrealized gains (losses)                     (0.84)         0.28         0.98         1.36       (0.31)

   Total from Investment Operations                               (0.65)         0.54         1.31         1.67         0.02
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income(1)                                  (0.24)       (0.56)       (0.55)       (0.21)       (0.48)

   From net realized gains                                            --           --           --           --       (0.03)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                       (0.24)       (0.56)       (0.55)       (0.21)       (0.51)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $10.44       $11.33       $11.35       $10.59        $9.13
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                                  (5.74)%        4.67%       12.54%       18.41%        0.01%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $33,223      $42,250      $58,477      $27,746      $24,879

   Ratio to average net assets of:

      Expenses, net of reimbursements and credits                  1.15%(3)     1.16%(4)     1.15%        1.15%        1.15%

      Expenses, before reimbursements and credits                  1.47%        1.47%        1.50%        1.64%        1.69%

      Net investment income, net of reimbursements and
         credits                                                   2.29%        2.10%        1.98%        3.07%        4.08%

      Net investment income, before reimbursements and
         credits                                                   1.97%        1.79%        1.63%        2.58%        3.54%

   Portfolio Turnover Rate                                        51.11%       31.88%       43.52%      146.28%      296.89%
-------------------------------------------------------------------------------------------------------------------------------


(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.


(3) The net expense ratio includes custodian credits of approximately $2,000, which represents 0.01% of average net assets for the fiscal year ended March 31, 2006. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.



(4) Expense ratio, net of waivers and reimbursements, for the year would have been 1.15%, absent the effect of interest expense incurred by the Fund's temporary borrowings against a line of credit.


                    84 NORTHERN FIXED INCOME FUNDS PROSPECTUS

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION


-------------------------------------------------------------------------------------------------------------------------------
                                                                                 HIGH YIELD FIXED INCOME FUND
Selected per share data                                            2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                   $8.12       $8.27        $7.56        $7.84        $8.42

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                              0.56        0.58         0.66         0.64         0.76

   Net realized and unrealized gains (losses)                       (0.07)      (0.15)         0.74       (0.28)       (0.58)

   Total from Investment Operations                                   0.49        0.43         1.40         0.36         0.18
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income(1)                                    (0.57)      (0.58)       (0.69)       (0.64)       (0.76)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                         (0.57)      (0.58)       (0.69)       (0.64)       (0.76)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                         $8.04       $8.12        $8.27        $7.56        $7.84
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                                      6.23%       5.33%       19.05%        5.10%        2.28%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                        $1,400,747    $848,070     $781,622     $388,619     $272,110

   Ratio to average net assets of:

      Expenses, net of reimbursements and credits                    0.90%(3)      0.90%(3)      0.90%      0.90%       0.90%

      Expenses, before reimbursements and credits                    1.03%       1.02%        1.04%        1.07%        1.07%

      Net investment income, net of reimbursements and
         credits                                                     6.99%       7.02%        7.90%        8.61%        9.35%

      Net investment income, before reimbursements and
         credits                                                     6.86%       6.90%        7.76%        8.44%        9.18%

   Portfolio Turnover Rate                                          69.82%      87.57%      152.16%      138.79%      125.63%
-------------------------------------------------------------------------------------------------------------------------------


(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.


(3) The net expense ratio includes custodian credits of approximately $73,000 and $72,000, which represents 0.01% of average net assets for the fiscal years ended March 31, 2006, and 2005, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 85

FINANCIAL HIGHLIGHTS (continued)            FOR THE FISCAL YEARS ENDED MARCH 31,
FINANCIAL INFORMATION (CONTINUED)


-------------------------------------------------------------------------------------------------------------------------------
                                                                                  HIGH YIELD MUNICIPAL FUND
Selected per share data                                            2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                  $9.63       $9.61        $9.36        $9.16        $9.15

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.42        0.42         0.44         0.46         0.48

   Net realized and unrealized gains                                 0.06        0.02         0.25         0.20         0.01

   Total from Investment Operations                                  0.48        0.44         0.69         0.66         0.49
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                      (0.42)      (0.42)       (0.44)       (0.46)       (0.48)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                        (0.42)      (0.42)       (0.44)       (0.46)       (0.48)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                        $9.69       $9.63        $9.61        $9.36        $9.16
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                     5.00%       4.75%        7.53%        7.36%        5.49%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $234,292    $124,859      $89,919      $52,245      $37,844

   Ratio to average net assets of:

      Expenses, net of waivers, reimbursements and credits          0.85%       0.85%        0.85%        0.85%(2)     0.85%

      Expenses, before waivers, reimbursements and credits          1.05%       1.07%        1.12%        1.20%        1.20%

      Net investment income, net of waivers, reimbursements
         and credits                                                4.27%       4.43%        4.63%        4.95%        5.24%

      Net investment income, before waivers, reimbursements
         and credits                                                4.07%       4.21%        4.36%        4.60%        4.89%

   Portfolio Turnover Rate                                         12.95%      19.34%       16.56%       29.13%       38.53%
-------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) The net expense ratio includes custodian credits of approximately $23,000, or 0.05% of average net assets. Absent the custodian credit arrangement, expense reimbursements would have been increased by a corresponding amount.

                    86 NORTHERN FIXED INCOME FUNDS PROSPECTUS

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION


-------------------------------------------------------------------------------------------------------------------------------
                                                                                 INTERMEDIATE TAX-EXEMPT FUND
Selected per share data                                            2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                 $10.30       $10.57       $10.64       $10.26       $10.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.34         0.33         0.33         0.36         0.39

   Net realized and unrealized gains (losses)                      (0.08)       (0.18)         0.14         0.61       (0.06)

   Total from Investment Operations                                  0.26         0.15         0.47         0.97         0.33
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                      (0.34)       (0.33)       (0.33)       (0.36)       (0.39)

   From net realized gains                                         (0.04)       (0.09)       (0.21)       (0.23)       (0.08)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                        (0.38)       (0.42)       (0.54)       (0.59)       (0.47)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                       $10.18       $10.30       $10.57       $10.64       $10.26
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                     2.56%        1.48%        4.50%        9.61%        3.30%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $560,492     $578,274     $631,627     $668,777     $678,400

   Ratio to average net assets of:

      Expenses, net of waivers and reimbursements                   0.85%        0.85%        0.85%        0.85%        0.85%

      Expenses, before waivers and reimbursements                   0.99%        1.01%        1.04%        1.04%        1.05%

      Net investment income, net of waivers and
         reimbursements                                             3.32%        3.21%        3.10%        3.36%        3.79%

      Net investment income, before waivers and
         reimbursements                                             3.18%        3.05%        2.91%        3.17%        3.59%

   Portfolio Turnover Rate                                        192.60%      194.77%      274.17%      278.90%      162.34%
-------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 87

FINANCIAL HIGHLIGHTS (continued)            FOR THE FISCAL YEARS ENDED MARCH 31,
FINANCIAL INFORMATION (CONTINUED)


-------------------------------------------------------------------------------------------------------------------------------
                                                                           SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
Selected per share data                                            2006         2005         2004         2003       2002(2)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                 $10.06       $10.48       $10.55       $10.16       $10.27

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.30         0.21         0.18         0.29         0.42

   Net realized and unrealized gains (losses)                      (0.15)       (0.35)         0.07         0.51         0.08

   Total from Investment Operations                                  0.15       (0.14)         0.25         0.80         0.50
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                      (0.31)       (0.22)       (0.20)       (0.31)       (0.42)

   From net realized gains                                             --       (0.06)       (0.12)       (0.10)       (0.19)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                        (0.31)       (0.28)       (0.32)       (0.41)       (0.61)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                        $9.90       $10.06       $10.48       $10.55       $10.16
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                     1.49%      (1.28)%        2.42%        7.91%        4.89%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $140,587     $158,201     $198,956     $186,953     $106,121

   Ratio to average net assets of:

      Expenses, net of reimbursements                               0.90%        0.90%        0.90%        0.90%        0.90%

      Expenses, before reimbursements                               1.03%        1.04%        1.06%        1.08%        1.12%

      Net investment income, net of reimbursements                  3.01%        2.09%        1.71%        2.58%        3.98%

      Net investment income, before reimbursements                  2.88%        1.95%        1.55%        2.40%        3.76%

   Portfolio Turnover Rate                                        370.67%      185.11%      253.35%      232.91%      223.09%
-------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.


(2) As required, effective December 1, 2001, the Funds adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses.


                    88 NORTHERN FIXED INCOME FUNDS PROSPECTUS

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION


-------------------------------------------------------------------------------------------------------------------------------
                                                                                       TAX-EXEMPT FUND
Selected per share data                                            2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                 $10.59       $10.98       $10.91       $10.49       $10.58

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.43         0.44         0.44         0.46         0.47

   Net realized and unrealized gains (losses)                      (0.06)       (0.21)         0.17         0.59       (0.09)

   Total from Investment Operations                                  0.37         0.23         0.61         1.05         0.38
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                      (0.43)       (0.44)       (0.44)       (0.46)       (0.47)

   From net realized gains                                         (0.06)       (0.18)       (0.10)       (0.17)           --
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                        (0.49)       (0.62)       (0.54)       (0.63)       (0.47)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                       $10.47       $10.59       $10.98       $10.91       $10.49
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                     3.50%        2.18%        5.67%       10.17%        3.60%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $477,295     $468,179     $522,221     $549,211     $529,099

   Ratio to average net assets of:

      Expenses, net of waivers and reimbursements                   0.85%        0.85%        0.85%        0.85%        0.85%

      Expenses, before waivers and reimbursements                   1.00%        1.01%        1.05%        1.05%        1.04%

      Net investment income, net of waivers and
         reimbursements                                             4.04%        4.12%        3.98%        4.23%        4.39%

      Net investment income, before waivers and
         reimbursements                                             3.89%        3.96%        3.78%        4.03%        4.20%

   Portfolio Turnover Rate                                        163.06%      150.48%      230.83%      208.04%      134.33%
-------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 89

FINANCIAL HIGHLIGHTS (continued)            FOR THE FISCAL YEARS ENDED MARCH 31,
FINANCIAL INFORMATION (CONTINUED)


-------------------------------------------------------------------------------------------------------------------------------
                                                                                     U.S. GOVERNMENT FUND
Selected per share data                                            2006         2005         2004         2003       2002(3)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                  $9.91       $10.41       $10.54       $10.15       $10.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.33         0.28         0.26         0.36         0.44

   Net realized and unrealized gains (losses)                      (0.19)       (0.43)         0.02         0.71         0.03

   Total from Investment Operations                                  0.14       (0.15)         0.28         1.07         0.47
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                      (0.34)       (0.29)       (0.29)       (0.38)       (0.44)

   From net realized gains                                             --       (0.06)       (0.12)       (0.30)       (0.17)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                        (0.34)       (0.35)       (0.41)       (0.68)       (0.61)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                        $9.71        $9.91       $10.41       $10.54       $10.15
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                     1.37%      (1.39)%        2.78%       10.73%        4.65%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $157,863     $204,531     $283,548     $352,415     $338,290

   Ratio to average net assets of:

      Expenses, net of reimbursements and credits                   0.90%(2)      0.90%       0.90%        0.90%        0.90%

      Expenses, before reimbursements and credits                   1.05%        1.03%        1.05%        1.05%        1.05%

      Net investment income, net of reimbursements and
         credits                                                    3.34%        2.78%        2.52%        3.38%        4.29%

      Net investment income, before reimbursements and
         credits                                                    3.19%        2.65%        2.37%        3.23%        4.14%

   Portfolio Turnover Rate                                        386.93%      142.61%      221.88%      177.76%      150.25%
-------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.


(2) The net expense ratio includes custodian credits of approximately $16,000, which represents 0.01% of average net assets for the fiscal year ended March 31, 2006. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.



(3) As required, effective December 1, 2001, the Funds adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses.


                    90 NORTHERN FIXED INCOME FUNDS PROSPECTUS

                       THIS PAGE INTENTIONALLY LEFT BLANK


                   NORTHERN FIXED INCOME FUNDS PROSPECTUS 91

FOR MORE INFORMATION


ANNUAL/SEMIANNUAL REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Funds and their policies also is available in the Funds' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds' annual and semiannual reports and the Additional Statement are available free upon request by calling the Northern Funds Center at 800/595-9111.

TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

------------------------------------------------------------

BY TELEPHONE
------------------------------------------------------------

Call 800/595-9111

------------------------------------------------------------

BY MAIL
------------------------------------------------------------

Northern Funds
P.O. Box 75986
Chicago, IL 60675-5986

------------------------------------------------------------

ON THE INTERNET
------------------------------------------------------------

The Funds' documents are available online and may be downloaded from:

- The SEC's Web site at sec.gov (text-only)

- Northern Funds' Web site at northernfunds.com


You may review and obtain copies of Northern Funds' documents by visiting the SEC's Public Reference Room in Washington, D.C. You also may obtain copies of Northern Funds' documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202/551-8090.


811-08236


                    92 NORTHERN FIXED INCOME FUNDS PROSPECTUS

        NORTHERN MONEY MARKET FUNDS

        - CALIFORNIA MUNICIPAL MONEY MARKET FUND
        - MONEY MARKET FUND
        - MUNICIPAL MONEY MARKET FUND
        - U.S. GOVERNMENT MONEY MARKET FUND
        - U.S. GOVERNMENT SELECT MONEY MARKET FUND


         ------------------------------------------------------------------------------------------------------------
               PROSPECTUS DATED JULY 31, 2006            An investment in a Fund is not a deposit of any bank and is
         ------------------------------------------      not insured or guaranteed by the Federal Deposit Insurance
                                                         Corporation ("FDIC") or any other government agency. An
                                                         investment in a Fund involves investment risks, including
                                                         possible loss of principal.
                                                         Although each of the Funds seeks to preserve the value of
                                                         your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
                                                         The California Municipal Money Market Fund is not available in certain states. Please call 800/595-9111 to determine the availability in your state.
                                                         The Securities and Exchange Commission ("SEC") has not
                                                         approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the
                                                         contrary is a criminal offense.
                                                         Shares of Northern Funds are distributed by Northern Funds
                                                         Distributors, LLC, 301 Bellevue Parkway, Wilmington, DE
                                                         19809. Northern Funds Distributors, LLC is not affiliated
                                                         with Northern Trust.


NORTHERN FUNDS PROSPECTUS

TABLE OF CONTENTS


------------------------------------------------------
OVERVIEW
------------------------------------------------------
------------------------------------------------------
RISK/RETURN SUMMARY
------------------------------------------------------
Information about the objectives, principal strategies
and risk characteristics of each Fund.
4    MONEY MARKET FUNDS
     4    California Municipal Money Market Fund
     5    Money Market Fund
     6    Municipal Money Market Fund
     7    U.S. Government Money Market Fund
     7    U.S. Government Select Money Market Fund
8    PRINCIPAL INVESTMENT RISKS
10   FUND PERFORMANCE
     11   California Municipal Money Market Fund
     12   Money Market Fund
     13   Municipal Money Market Fund
     14   U.S. Government Money Market Fund
     15   U.S. Government Select Money Market Fund
16   FUND FEES AND EXPENSES
------------------------------------------------------
MANAGEMENT OF THE FUNDS
------------------------------------------------------
Details that apply to the Funds as a group.
20   INVESTMENT ADVISER
21   ADVISORY FEES
22   FUND MANAGEMENT
23   OTHER FUND SERVICES
------------------------------------------------------
ABOUT YOUR ACCOUNT
------------------------------------------------------
How to open, maintain and close an account.
24   PURCHASING AND SELLING SHARES
     24   Purchasing Shares
     24   Opening an Account
     26   Selling Shares
28   ACCOUNT POLICIES AND OTHER INFORMATION
     28   Automatic Investment Arrangements
     28   Calculating Share Price
     28   Timing of Purchase Requests
     28   In-Kind Purchases and Redemptions
     28   Miscellaneous Purchase Information
     29   Timing of Redemption and Exchange Requests
     29   Payment of Redemption Proceeds
     29   Miscellaneous Redemption Information
     30   Exchange Privileges
     30   Excessive Trading in Fund Shares
     30   Telephone Transactions
     30   Making Changes to Your Account Information
     30   Signature Guarantees
     30   Business Day
     30   Good Order
     31   Customer Identification Program
     31   Early Closings
     31   Emergency Events
     31   Financial Intermediaries
     32   Portfolio Holdings
     32   Shareholder Communications
34   DIVIDENDS AND DISTRIBUTIONS
35   TAX CONSIDERATIONS
36   TAX TABLE
------------------------------------------------------
RISKS, SECURITIES, TECHNIQUES AND
FINANCIAL INFORMATION
------------------------------------------------------
37   RISKS, SECURITIES AND TECHNIQUES
     37   Additional Information on Investment
          Objectives, Principal Investment Strategies
          and Related Risks
     38   Additional Description of Securities and
          Common Investment Techniques
45   FINANCIAL INFORMATION
     46   Financial Highlights
------------------------------------------------------
FOR MORE INFORMATION
------------------------------------------------------
52   ANNUAL/SEMIANNUAL REPORTS
52   STATEMENT OF ADDITIONAL INFORMATION

OVERVIEW

NORTHERN FUNDS (THE "TRUST") IS A FAMILY OF NO-LOAD MUTUAL FUNDS THAT OFFERS A SELECTION OF FUNDS TO INVESTORS, EACH WITH A DISTINCT INVESTMENT OBJECTIVE AND RISK/REWARD PROFILE.

--------------------------------------------------------------------------------

The descriptions on the following pages may help you choose the Fund or Funds that best fit your investment needs. Keep in mind, however, that no fund can guarantee it will meet its investment objective, and no fund should be relied upon as a complete investment program.

This Prospectus describes five money market funds (the "Funds") currently offered by the Trust. The Trust also offers other funds, including equity and fixed income funds, which are described in separate prospectuses.

The Funds seek to maintain a stable net asset value of $1.00 per share. Consistent with this policy, each of the Funds:

- Limits its dollar-weighted average portfolio maturity to 90 days or less;

- Buys securities with remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements); and

- Invests only in U.S. dollar-denominated securities that represent minimal credit risks.

In addition, each Fund limits its investments to "Eligible Securities" as defined by the SEC. Eligible Securities include, generally, securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories by a Nationally Recognized Statistical Rating Organization ("NRSRO") or (b) are issued or guaranteed by, or otherwise allow a Fund to demand payment from, an issuer with those ratings. Securities that are unrated (including securities of issuers that have long-term but not short-term ratings) may be deemed to be Eligible Securities if they are determined to be of comparable quality by the Investment Adviser under the direction of the Board of Trustees. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the issue if the Investment Adviser believes it is in the best interest of the Fund and its shareholders. Securities that are in the highest short-term rating category (and comparable unrated securities) are called "First Tier Securities." Securities in which the Funds may invest may not earn as high a level of income as long-term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

In accordance with current SEC regulations, each Fund generally will not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. The California Municipal Money Market Fund may, however, invest up to 25% of its total assets in fewer than five issuers, and the other Funds may invest up to 25% of their total assets in the securities of a single issuer for up to three Business Days. These limitations do not apply to cash, certain repurchase agreements, U.S. government securities or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not First Tier Securities as defined by the SEC are subject to different diversification requirements as described in the Statement of Additional Information ("Additional Statement").


In addition to the instruments described above and on the following pages, each Fund may use various investment techniques in seeking its investment objective. You can learn more about these techniques and related risks by reading "Risks, Securities and Techniques" in this Prospectus beginning on page 37 and in the Additional Statement.


RISK/RETURN SUMMARY


                    NORTHERN MONEY MARKET FUNDS PROSPECTUS 3

MONEY MARKET FUNDS


CALIFORNIA MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax and California state personal income tax.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------

INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in high-quality short-term municipal instruments, the interest on which is exempt from regular federal income tax and California state personal income tax. The high level of income sought by the Fund is relative to yields currently available in the tax-exempt marketplace. Municipal instruments may include:

- Fixed, variable and floating rate notes and similar debt instruments;

- Asset-backed securities which are considered municipal instruments (such as trust certificates backed by municipal bonds);

- Tax-exempt commercial paper;

- Municipal bonds, notes, paper or other instruments; and


- Municipal bonds and notes which are guaranteed as to principal and interest or backed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.


Except in extraordinary circumstances, at least 80% of the Fund's net assets will be invested in debt instruments that pay interest which is exempt from regular federal income tax. In addition, under normal circumstances, at least 80% of the Fund's net assets will be invested in instruments that pay income that is exempt from California state personal income tax ("California municipal instruments"). These may include certain securities of issuers located outside of the State of California.

The Fund is not limited in the amount of its assets that may be invested in alternative minimum tax ("AMT") obligations (also known as "private activity bonds"), which pay interest that may be treated as an item of tax preference to shareholders under the federal alternative minimum tax. For shareholders subject to AMT, a significant portion of the Fund's dividends may be subject to federal income tax.

During temporary defensive periods, all or any portion of the Fund's assets may be held uninvested or invested in taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Money Market Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.

The Fund is "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"), and may potentially invest, subject to SEC regulations, more of its assets in fewer issuers than "diversified" mutual funds.


RISKS. These principal investment risks apply to the Fund: stable NAV, interest rate, guarantor (or credit enhancement), prepayment (or call), debt extension, counterparty failure, management, liquidity, project/industrial development bond, tax, credit (or default), California-specific and non-diversification risks. See page 8 for a discussion of these risks.



More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 37 of this Prospectus.


                    4 NORTHERN MONEY MARKET FUNDS PROSPECTUS

MONEY MARKET FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

--------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------

INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in a broad range of government, bank and commercial obligations that are available in the money markets, including:

- U.S. dollar-denominated obligations of U.S. banks with total assets in excess of $1 billion (including obligations of foreign branches of such banks);


- U.S. dollar-denominated obligations of foreign commercial banks that have total assets in excess of $5 billion;


- High-quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers;

- Corporate bonds, notes, paper and other instruments that are of high-quality;

- Asset-backed securities (such as credit card and automobile receivables);


- Securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises and custodial receipts with respect thereto;


- U.S. dollar-denominated securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities;

- Repurchase agreements relating to the above instruments; and

- Municipal securities issued or guaranteed by state or local governmental bodies.


RISKS. These principal investment risks apply to the Fund: stable NAV, interest rate, guarantor (or credit enhancement), prepayment (or call), debt extension, counterparty failure, management, liquidity, credit (or default) and foreign securities risks. See page 8 for a discussion of these risks.



More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 37 of this Prospectus.


RISK/RETURN SUMMARY


                    NORTHERN MONEY MARKET FUNDS PROSPECTUS 5

MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax by investing primarily in municipal instruments.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------

INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in high-quality short-term municipal instruments, the interest on which is exempt from regular federal income tax. The high level of income sought by the Fund is relative to yields currently available in the tax-exempt marketplace. Municipal instruments may include:

- Fixed, variable and floating rate notes and similar debt instruments;


- Asset-backed securities that are considered municipal instruments (such as trust certificates backed by municipal bonds);


- Tax-exempt commercial paper;

- Municipal bonds, notes, paper or other instruments; and


- Municipal bonds and notes that are guaranteed as principal and interest or backed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.


Except in extraordinary circumstances, at least 80% of the Fund's net assets will be invested in debt instruments that pay interest which is exempt from regular federal income tax. AMT obligations, which pay interest that may be treated as an item of tax preference to shareholders under the federal alternative minimum tax, will be deemed eligible investments for the purposes of determining whether the Fund meets this policy. To the extent that the Fund invests in AMT obligations, a significant portion of the Fund's dividends may be subject to federal income tax for shareholders subject to AMT.


During temporary defensive periods, all or any portion of the Fund's assets may be held uninvested or invested in taxable instruments. Taxable investments may consist of those instruments that may be purchased by the Money Market Fund. The Fund may not achieve its investment objective when this temporary defensive strategy is used.



RISKS. These principal investment risks apply to the Fund: stable NAV, interest rate, guarantor (or credit enhancement), prepayment (or call), debt extension, counterparty failure, management, liquidity, project/industrial development bond, tax and credit (or default) risks. See page 8 for a discussion of these risks.



More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 37 of this Prospectus.



                    6 NORTHERN MONEY MARKET FUNDS PROSPECTUS

U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

--------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------


INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises, and repurchase agreements backed by such securities.



RISKS. These principal investment risks apply to the Fund: stable NAV, interest rate, guarantor (or credit enhancement), prepayment (or call), debt extension, counterparty failure, management, liquidity and U.S. government securities risks. See page 8 for a discussion of these risks.



More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 37 of this Prospectus.


U.S. GOVERNMENT SELECT MONEY MARKET FUND
------------------------------------------------------------

INVESTMENT OBJECTIVE
------------------------------------------------------------

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
------------------------------------------------------------


INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing, under normal circumstances, substantially all (and at least 80%) of its net assets in securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Under normal circumstances, the Fund will seek to acquire only those U.S. government securities paying interest that generally is exempt from state income taxation. These securities include obligations issued by the U.S. Treasury and certain U.S. government agencies, instrumentalities or sponsored enterprises, such as the Federal Home Loan Bank and the Federal Farm Credit Bank Funding Corp.


Under unusual circumstances, as when appropriate securities which are exempt from state taxes are unavailable, the Fund also may invest in non-exempt U.S. government securities and cash equivalents, including money market funds and time deposits with a maturity of three months or less, and hold uninvested cash.


RISKS. These principal investment risks apply to the Fund: stable NAV, interest rate, guarantor (or credit enhancement), prepayment (or call), debt extension, counterparty failure, management, liquidity and U.S. government securities risks. See page 8 for a discussion of these risks.



More information on the Fund's investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 37 of this Prospectus.


RISK/RETURN SUMMARY

                    NORTHERN MONEY MARKET FUNDS PROSPECTUS 7

PRINCIPAL INVESTMENT RISKS


All investments carry some degree of risk that will affect the value of a Fund, its yield and investment performance and the price of its shares.

AN INVESTMENT IN EACH OF THE FUNDS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH OF THE FUNDS SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

The following summarizes the principal risks that may affect the Funds.


--------------------------------------------------------------------------------

--------------------------------------------------------------

RISKS THAT APPLY TO ALL FUNDS
--------------------------------------------------------------

STABLE NAV RISK is the risk that a Fund will not be able to maintain a net asset value per share of $1.00 at all times.

INTEREST RATE RISK is the risk that during periods of rising interest rates, a Fund's yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund's yield (and the market value of its securities) will tend to be higher.

GUARANTOR (OR CREDIT ENHANCEMENT) RISK is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution could cause a Fund's investments in securities backed by guarantees, letters of credit, insurance or other credit enhancements issued by such bank or institution to decline in value.

PREPAYMENT (OR CALL) RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as an asset-backed security) sooner than expected. This may happen during a period of falling interest rates. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

COUNTERPARTY FAILURE RISK is the risk that a bank or other financial institution that has entered into a repurchase agreement or other transaction may default on its payment obligations.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

LIQUIDITY RISK is the risk that a Fund will not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

------------------------------------------------------------

RISKS THAT APPLY PRIMARILY TO THE CALIFORNIA MUNICIPAL
MONEY MARKET AND MUNICIPAL MONEY MARKET FUNDS
------------------------------------------------------------

PROJECT/INDUSTRIAL DEVELOPMENT BOND RISK is the risk that a Fund may be more sensitive to an adverse economic, business or political development if it invests more than 25% of its assets in municipal instruments, the interest upon which is paid solely from revenues of similar projects, or in industrial development bonds.

TAX RISK is the risk that future legislative or administrative changes or court decisions may materially affect the ability


                    8 NORTHERN MONEY MARKET FUNDS PROSPECTUS of a Fund to pay tax-exempt dividends or the value of municipal investments.

--------------------------------------------------------------

RISK THAT APPLIES PRIMARILY TO THE CALIFORNIA MUNICIPAL MONEY
MARKET, MONEY MARKET AND MUNICIPAL MONEY MARKET FUNDS
--------------------------------------------------------------

CREDIT (OR DEFAULT) RISK is the risk that an issuer of fixed income securities held by a Fund may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High quality securities generally are believed to have a relatively low degree of credit risk.

--------------------------------------------------------------

RISKS THAT APPLY PRIMARILY TO THE
CALIFORNIA MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------

CALIFORNIA-SPECIFIC RISK is the risk that a Fund that invests more than 25% of its assets in California municipal instruments will be more exposed to negative political, economic and statutory factors within the State of California than a Fund that invests more widely. Although California has a diverse economy, the combination of a recession in the early 2000s, and substantial stock market declines led to revenue declines at the State and local levels. The State incurred multi-billion dollar budget deficits, which in turn led to cash flow difficulties and the need to refinance short-term notes with long-term deficit bonds totaling almost $11 billion. The State's economy has been in a steady recovery since 2003, which has helped State finances, and a strong housing market and increases in property values have provided some relief to local governments which were also adversely affected by the recession. However, the State still faces structural budget gaps and has reduced aid to local governments in the past few years to help solve its own budget problems. Failure of the State to address its structural budget gaps in the coming years could lead to future rating declines.

NON-DIVERSIFICATION RISK is the risk that a non-diversified Fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments.

--------------------------------------------------------------

RISK THAT APPLIES PRIMARILY TO THE MONEY MARKET FUND
--------------------------------------------------------------

FOREIGN SECURITIES RISK is the risk that a foreign security, even if it is a U.S. dollar-denominated foreign security, could lose value as a result of political, financial and economic events in foreign countries, less stringent foreign securities regulations and accounting and disclosure standards, or other factors.

------------------------------------------------------------

RISK THAT APPLIES PRIMARILY TO THE U.S. GOVERNMENT MONEY
MARKET AND U.S. GOVERNMENT SELECT MONEY MARKET FUNDS
------------------------------------------------------------

U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. government securities purchased by the Funds, such as those issued by the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

More information about the Funds' investment strategies and techniques is provided in "Risks, Securities and Techniques" beginning on page 37. You should carefully consider the risks discussed in this section and "Risks, Securities and Techniques" before investing in a Fund.

RISK/RETURN SUMMARY


                    NORTHERN MONEY MARKET FUNDS PROSPECTUS 9

FUND PERFORMANCE


THE BAR CHARTS AND TABLES THAT FOLLOW PROVIDE AN INDICATION OF THE RISKS OF INVESTING IN A FUND BY SHOWING CHANGES IN THE PERFORMANCE OF A FUND FROM YEAR TO YEAR.

--------------------------------------------------------------------------------


The bar charts and tables assume reinvestment of dividends and distributions. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects voluntary fee waivers and expense reimbursements that were in effect during the periods presented. If voluntary fee waivers and expense reimbursements were not in place, a Fund's performance would have been reduced.



                    10 NORTHERN MONEY MARKET FUNDS PROSPECTUS

CALIFORNIA MUNICIPAL MONEY MARKET FUND

CALENDAR YEAR TOTAL RETURN

                                  (BAR CHART)

            3.20%      3.28%      2.85%      2.57%      3.15%      2.04%      1.04%      0.60%      0.71%      1.90%
             1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



Year to date total return for the six months ended
June 30, 2006: 1.38%


--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE

(for the periods shown in the bar chart)


--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q2         1997
       ---------------------
               0.86%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q3         2003
                                       ---------------------
                                               0.10%
                                       ---------------------



--------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
--------------------------------------------------------------------------------------------------------------
                                                 Inception                                             Since
                                                   Date         1-Year      5-Year      10-Year      Inception
--------------------------------------------------------------------------------------------------------------
California Municipal Money Market Fund           11/29/94       1.90%       1.26%        2.13%         2.29%
--------------------------------------------------------------------------------------------------------------
The 7-day yield for the Fund as of December 31, 2005: 2.86%.

For the current 7-day yield, call 800/595-9111 or visit northernfunds.com.
--------------------------------------------------------------------------------------------------------------


RISK/RETURN SUMMARY


                   NORTHERN MONEY MARKET FUNDS PROSPECTUS 11

MONEY MARKET FUND

CALENDAR YEAR TOTAL RETURN


                                  (BAR CHART)

            5.08%      5.25%      5.19%      4.84%      6.08%      4.00%      1.50%      0.75%      0.88%      2.76%
             1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



Year to date total return for the six months ended
June 30, 2006: 2.11%


--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE

(for the periods shown in the bar chart)


--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q4         2000
       ---------------------
               1.57%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q2         2004
                                       ---------------------
                                               0.14%
                                       ---------------------



--------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
--------------------------------------------------------------------------------------------------------------
                                                 Inception                                             Since
                                                   Date         1-Year      5-Year      10-Year      Inception
--------------------------------------------------------------------------------------------------------------
Money Market Fund                                 4/11/94       2.76%       1.97%        3.62%         3.84%
--------------------------------------------------------------------------------------------------------------
The 7-day yield for the Fund as of December 31, 2005: 3.81%.

For the current 7-day yield, call 800/595-9111 or visit northernfunds.com.
--------------------------------------------------------------------------------------------------------------



                    12 NORTHERN MONEY MARKET FUNDS PROSPECTUS

MUNICIPAL MONEY MARKET FUND

CALENDAR YEAR TOTAL RETURN

                                  (BAR CHART)

            3.18%      3.27%      3.09%      2.83%      3.73%      2.43%      1.10%      0.63%      0.74%      1.95%
             1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



Year to date total return for the six months ended
June 30, 2006: 1.40%


--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE

(for the periods shown in the bar chart)


--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q4         2000
       ---------------------
               0.98%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q1         2004
                                       ---------------------
                                               0.12%
                                       ---------------------



--------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
--------------------------------------------------------------------------------------------------------------
                                                 Inception                                             Since
                                                   Date         1-Year      5-Year      10-Year      Inception
--------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund                       4/11/94       1.95%       1.37%        2.29%         2.43%
--------------------------------------------------------------------------------------------------------------
The 7-day yield for the Fund as of December 31, 2005: 2.90%

For the current 7-day yield, call 800/595-9111 or visit northernfunds.com.
--------------------------------------------------------------------------------------------------------------


RISK/RETURN SUMMARY


                   NORTHERN MONEY MARKET FUNDS PROSPECTUS 13

U.S. GOVERNMENT MONEY MARKET FUND

CALENDAR YEAR TOTAL RETURN


                                  (BAR CHART)

            4.96%      5.14%      5.11%      4.71%      5.98%      3.76%      1.40%      0.73%      0.84%      2.71%
             1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



Year to date total return for the six months ended
June 30, 2006: 2.08%


--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE

(for the periods shown in the bar chart)


--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q4         2000
       ---------------------
               1.54%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q2         2004
                                       ---------------------
                                               0.14%
                                       ---------------------



--------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
--------------------------------------------------------------------------------------------------------------
                                                 Inception                                             Since
                                                   Date         1-Year      5-Year      10-Year      Inception
--------------------------------------------------------------------------------------------------------------
U.S. Government Money Market Fund                 4/11/94       2.71%       1.88%        3.52%         3.74%
--------------------------------------------------------------------------------------------------------------
The 7-day yield for the Fund as of December 31, 2005: 3.79%.

For the current 7-day yield, call 800/595-9111 or visit northernfunds.com.
--------------------------------------------------------------------------------------------------------------



                    14 NORTHERN MONEY MARKET FUNDS PROSPECTUS

U.S. GOVERNMENT SELECT MONEY MARKET FUND

CALENDAR YEAR TOTAL RETURN

                                  (BAR CHART)

            5.09%      5.21%      5.03%      4.65%      5.89%      3.67%      1.29%      0.68%      0.82%      2.68%
             1996       1997       1998       1999       2000       2001       2002       2003       2004       2005



Year to date total return for the six months ended
June 30, 2006: 2.04%


--------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE

(for the periods shown in the bar chart)


--------------------------------------------------------------

       ---------------------
        BEST QUARTER RETURN
       ---------------------
          Q4         2000
       ---------------------
               1.52%
       ---------------------
                                       ---------------------
                                       WORST QUARTER RETURN
                                       ---------------------
                                          Q2         2004
                                       ---------------------
                                               0.13%
                                       ---------------------



--------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2005)
--------------------------------------------------------------------------------------------------------------
                                                 Inception                                             Since
                                                   Date         1-Year      5-Year      10-Year      Inception
--------------------------------------------------------------------------------------------------------------
U.S. Government Select Money Market Fund         12/12/94       2.68%       1.82%        3.48%         3.70%
--------------------------------------------------------------------------------------------------------------
The 7-day yield for the Fund as of December 31, 2005: 3.54%

For the current 7-day yield, call 800/595-9111 or visit northernfunds.com.
--------------------------------------------------------------------------------------------------------------


RISK/RETURN SUMMARY


                   NORTHERN MONEY MARKET FUNDS PROSPECTUS 15

FUND FEES AND EXPENSES



This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Please see page 18 for the relevant footnotes to the following table. Please note that the following information does not reflect any charges that may be imposed by The Northern Trust Company ("TNTC"), its affiliates, correspondent banks and other institutions on their customers. (For more information, please see "Account Policies and Other Information" on page 28.)


                                         ----------------------------------------------------------------------------------------
                                         SHAREHOLDER FEES
                                         (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                         ----------------------------------------------------------------------------------------
                                                                                    Sales Charge
                                          Sales Charge                             (Load) Imposed
                                         (Load) Imposed       Deferred Sales       on Reinvested        Redemption       Exchange
FUND                                      on Purchases        Charge (Load)        Distributions         Fees(1)           Fees
---------------------------------------------------------------------------------------------------------------------------------
California Municipal Money Market             None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
Money Market                                  None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
Municipal Money Market                        None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market                  None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government Select Money
  Market                                      None                 None                 None               None            None
---------------------------------------------------------------------------------------------------------------------------------
                                         ----------------------------------------------------------------------------------------


                    16 NORTHERN MONEY MARKET FUNDS PROSPECTUS

------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------
Management               Distribution                   Other                    Total Annual Fund
   Fees                 (12b-1) Fees(2)              Expenses(3)              Operating Expenses(4)(5)
------------------------------------------------------------------------------------------------------
  0.40%                      0.00%                      0.28%                          0.68%
------------------------------------------------------------------------------------------------------
  0.40%                      0.00%                      0.28%                          0.68%
------------------------------------------------------------------------------------------------------
  0.40%                      0.00%                      0.28%                          0.68%
------------------------------------------------------------------------------------------------------
  0.40%                      0.00%                      0.31%                          0.71%
------------------------------------------------------------------------------------------------------
  0.40%                      0.00%                      0.29%                          0.69%
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------


RISK/RETURN SUMMARY


                   NORTHERN MONEY MARKET FUNDS PROSPECTUS 17

--------------------------------------------------------------

FOOTNOTES
--------------------------------------------------------------

(1.) A fee of $15.00 may be applicable for each wire redemption.


(2.) The Board of Trustees has adopted a Distribution and Service Plan in accordance with Rule 12b-1 but the Plan has not been implemented with respect to the Funds. The Rule 12b-1 Plan may be implemented at any time without further Board approval. During the last fiscal year, the Funds did not pay any 12b-1 fees. The Funds do not expect to pay any 12b-1 fees during the current fiscal year. The maximum distribution fee is 0.25% of each Fund's average net assets under the Trust's Distribution and Service Plan.


(3.) These expenses include custody, accounting, transfer agency and co-administration fees, shareholder servicing fees, proxy costs, if any, as well as other customary Fund expenses. The Co-Administrators are entitled to a co-administration fee from the Funds at an annual rate of 0.15% of the average daily net assets of each Fund. All or portions of this fee may be retained by either Co-Administrator as they may from time to time agree. The Transfer Agent is entitled to transfer agency fees of 0.10% of the average daily net assets of each Fund.


(4.) As a result of the Investment Adviser's voluntary expense reimbursements, "Total Annual Net Fund Operating Expenses" that are actually incurred by the Funds are set forth below. By operation of these voluntary expense reimbursements at their current rates, the total fees paid by the Funds to TNTC and its affiliates for their services to the Funds approximate "Total Annual Net Fund Operating Expenses." The Investment Adviser's voluntary expense reimbursements may be modified, terminated or implemented at any time at the option of the Investment Adviser. When this occurs, "Total Annual Net Fund Operating Expenses" actually incurred by the Funds may increase (or decrease) without shareholder approval.



(5.) "Total Annual Fund Operating Expenses" have been restated to reflect reduced contractual management fee rates effective March 24, 2006.



                                             ------------------------------------------------------------------------------------
                                             TOTAL ANNUAL NET FUND OPERATING EXPENSES AFTER
                                             VOLUNTARY EXPENSE REIMBURSEMENTS
                                             (SEE FOOTNOTE 4 ABOVE)
                                             ------------------------------------------------------------------------------------
                                                                                                                 Total Annual Net
                                             Management       Distribution        Other         Reimbursed        Fund Operating
FUND                                            Fees          (12b-1) Fees       Expenses        Amounts*            Expenses
---------------------------------------------------------------------------------------------------------------------------------
California Municipal Money Market              0.40%             0.00%            0.28%           0.13%               0.55%
---------------------------------------------------------------------------------------------------------------------------------
Money Market                                   0.40%             0.00%            0.28%           0.13%               0.55%
---------------------------------------------------------------------------------------------------------------------------------
Municipal Money Market                         0.40%             0.00%            0.28%           0.13%               0.55%
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market                   0.40%             0.00%            0.31%           0.16%               0.55%
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government Select Money Market            0.40%             0.00%            0.29%           0.14%               0.55%
---------------------------------------------------------------------------------------------------------------------------------
                                                     ----------------------------------------------------------------------------



* "Reimbursed Amounts" are charged first against "Management Fees" and then, if necessary, against "Other Expenses" to the extent they exceed "Management Fees."


                    18 NORTHERN MONEY MARKET FUNDS PROSPECTUS

--------------------------------------------------------------

EXAMPLE
--------------------------------------------------------------


The following Example is intended to help you compare the cost of investing in shares of a Fund (without expense reimbursements) with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in a Fund for the time periods indicated (with reinvestment of all dividends and distributions) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                     ----------------------------------------------------------------------
FUND                                                 1 Year              3 Years              5 Years              10 Years
---------------------------------------------------------------------------------------------------------------------------
California Municipal Money Market                     $69                 $218                 $379                  $847
---------------------------------------------------------------------------------------------------------------------------
Money Market                                          $69                 $218                 $379                  $847
---------------------------------------------------------------------------------------------------------------------------
Municipal Money Market                                $69                 $218                 $379                  $847
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market                          $73                 $227                 $395                  $883
---------------------------------------------------------------------------------------------------------------------------
U.S. Government Select Money Market                   $70                 $221                 $384                  $859
---------------------------------------------------------------------------------------------------------------------------
                                                     ----------------------------------------------------------------------


RISK/RETURN SUMMARY


                   NORTHERN MONEY MARKET FUNDS PROSPECTUS 19

INVESTMENT ADVISER



Northern Trust Investments, N.A. ("NTI" or the "Investment Adviser") is a direct or indirect subsidiary of TNTC and serves as the Investment Adviser of each of the Funds. NTI is located at 50 South LaSalle Street, Chicago, IL 60603. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Prospectus as "Northern Trust."


NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company.


Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of June 30, 2006, it had assets under custody of $3.2 trillion, and assets under investment management of $640 billion.


Under its Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities.


                    20 NORTHERN MONEY MARKET FUNDS PROSPECTUS

MANAGEMENT OF THE FUNDS

ADVISORY FEES



As compensation for its advisory services and its assumption of related expenses, the Investment Adviser is entitled to an advisory fee from the Funds, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund's respective average daily net assets). The table also reflects the advisory fees paid by the Funds as a percentage of net assets for the fiscal year ended March 31, 2006.



A discussion regarding the Board of Trustees' basis for approving the Funds' Advisory Agreement is available in the Funds' annual report to shareholders dated March 31, 2006.



                                                         ---------------------------------------------------------
                                                                                                   Advisory Fee
                                                         Contractual                             Paid for Fiscal
FUND                                                        Rate*                               Year Ended 3/31/06
------------------------------------------------------------------------------------------------------------------
California Municipal Money Market                           0.40%                                     0.40%
------------------------------------------------------------------------------------------------------------------
Money Market                                                0.40%                                     0.40%
------------------------------------------------------------------------------------------------------------------
Municipal Money Market                                      0.40%                                     0.40%
------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market                                0.40%                                     0.40%
------------------------------------------------------------------------------------------------------------------
U.S. Government Select Money Market                         0.40%                                     0.40%
------------------------------------------------------------------------------------------------------------------
                                                         ---------------------------------------------------------



* Prior to March 24, 2006, the contractual advisory fee rates for California Municipal Money Market, Money Market, Municipal Money Market, U.S. Government Money Market and U.S. Government Select Money Market Funds were each 0.50%.


                   NORTHERN MONEY MARKET FUNDS PROSPECTUS 21

FUND MANAGEMENT

BELOW IS INFORMATION REGARDING THE MANAGEMENT OF THE FUNDS.

--------------------------------------------------------------------------------


The management team leader for the CALIFORNIA MUNICIPAL MONEY MARKET FUND and the MUNICIPAL MONEY MARKET FUND is Kurt Stoeber, Vice President of Northern Trust. Mr. Stoeber has had such responsibility since July 2001. Mr. Stoeber joined Northern Trust in November 2000.



The management team leader for the MONEY MARKET FUND is Ali Bleecker, Vice President of Northern Trust. She has had such responsibility since November 2003 and during the past five years has managed short-term fixed income investments including mutual funds and individual accounts. Ms. Bleecker joined Northern Trust in January 2000.


The management team leader for the U.S. GOVERNMENT MONEY MARKET FUND and the U.S. GOVERNMENT SELECT MONEY MARKET FUND is Mary Ann Flynn, Second Vice President of Northern Trust. Ms. Flynn has had such responsibility since September 2002. Ms. Flynn joined Northern Trust in 1969 and during the past five years has managed taxable short-term investment portfolios for individuals and funds.


                    22 NORTHERN MONEY MARKET FUNDS PROSPECTUS

MANAGEMENT OF THE FUNDS

OTHER FUND SERVICES


TNTC serves as Transfer Agent and Custodian for each Fund. The Transfer Agent performs various shareholder servicing functions, and any shareholder inquiries should be directed to it. In addition, NTI and PFPC Inc. ("PFPC") serve as Co-Administrators for the Funds. The fees that TNTC, NTI and PFPC receive for their services in these capacities are described under "Fund Fees and Expenses" and in the Additional Statement.


Pursuant to an exemptive order issued by the SEC concerning such arrangements, TNTC also may render securities lending services to the Funds. For such services, TNTC may receive a fee of up to 35% of the net revenue earned by a Fund on each securities loan. In addition, cash collateral received by a Fund in connection with a securities loan may be invested in shares of other registered or unregistered funds that pay investment advisory or other fees to NTI, TNTC or an affiliate.


TNTC, NTI and other Northern Trust affiliates may provide other services to the Funds and receive compensation for such services if consistent with the 1940 Act and the rules, exemptive orders and no-action letters issued by the SEC thereunder. Unless required, investors in a Fund may or may not receive specific notice of such additional services and fees.


                   NORTHERN MONEY MARKET FUNDS PROSPECTUS 23

PURCHASING AND SELLING SHARES


PURCHASING SHARES

You may purchase shares directly from Northern Funds or, if you maintain certain accounts, through Northern Trust and certain other institutions. If you have any questions or need assistance in opening an investment account or purchasing shares, call 800/595-9111.

OPENING AN ACCOUNT

DIRECTLY FROM THE FUNDS. You may open a shareholder account and purchase shares directly from the Funds with a minimum initial investment per Fund of $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Funds reserve the right to waive these minimums.

For your convenience, there are a number of ways to invest directly in the
Funds:

--------------------------------------------------------------

BY MAIL
--------------------------------------------------------------

- Read this Prospectus carefully.

- Complete and sign the New Account Application.

- Enclose a check payable to Northern Funds.


- If you are investing on behalf of a corporation or other entity, your New Account Application must be accompanied by a certified corporate resolution or other acceptable evidence of authority (if applicable).



- Mail your check, certified corporate resolution (if needed) and completed New Account Application to:


  Northern Funds

  P.O. Box 75986

  Chicago, Illinois 60675-5986

- For overnight delivery use the following address:

  Northern Funds

  801 South Canal Street


  Chicago, Illinois 60607


- For subsequent investments:

 - Enclose your check with the return investment slip portion of the confirmation of your previous investment; or

 - Indicate on your check or on a separate piece of paper, your name, address and account number.

All checks must be payable in U.S. dollars and drawn on a bank located in the United States. Cash, travelers' checks, money orders and third party checks are not acceptable.

------------------------------------------------------------


BY WIRE OR AUTOMATED CLEARING HOUSE ("ACH") TRANSFER

------------------------------------------------------------

TO OPEN A NEW ACCOUNT:

- Call 800/595-9111 for instructions.

- Complete a New Account Application and send it to:

  Northern Funds

  P.O. Box 75986

  Chicago, IL 60675-5986

TO ADD TO AN EXISTING ACCOUNT:


- Have your bank wire federal funds or effect an ACH Transfer to:


  The Northern Trust Company

  Chicago, Illinois

  ABA Routing No. 0710-00152


  (Reference 10-Digit Fund account number)


  (Reference Shareholder's Name)

------------------------------------------------------------

BY DIRECT DEPOSIT
------------------------------------------------------------

TO PURCHASE ADDITIONAL SHARES:


- Determine if your employer has direct deposit capabilities through the ACH.


- Have your employer send payments to:

  ABA Routing No. 0710-00152


  (Reference 10-Digit Fund account number)


  (Reference Shareholder's Name)

- The minimum periodic investment for direct deposit is $50.


                    24 NORTHERN MONEY MARKET FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

--------------------------------------------------------------

BY AUTOMATIC INVESTMENT
--------------------------------------------------------------

TO OPEN A NEW ACCOUNT:

- Complete a New Account Application, including the Automatic Investment section.

- Send it to:

  Northern Funds

  P.O. Box 75986

  Chicago, IL 60675-5986

- The minimum initial investment is $250; $50 for monthly minimum additions.

TO ADD TO AN EXISTING ACCOUNT:

- Call 800/595-9111 to obtain an Automatic Investment Plan Form.

- The minimum for automatic investment additions is $50.

If you discontinue participation in the plan, the Funds reserve the right to redeem the investor's account involuntarily, upon 30 days' written notice, if the account's net asset value is $1,000 or less. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum amount solely because of a decline in the Fund's net asset value.

--------------------------------------------------------------

BY DIRECTED REINVESTMENT
--------------------------------------------------------------

You may elect to have your income dividends and capital gains distributions automatically invested in another Northern Funds account.

- Complete the "Choose Your Dividend and Capital Gain Distributions" section on the New Account Application.

- Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement).

--------------------------------------------------------------

BY EXCHANGE
--------------------------------------------------------------


You may open a new account or add to an existing account by exchanging shares of one Fund for shares of any other Fund offered by Northern Funds. See "Selling Shares--By Exchange."


------------------------------------------------------------

BY INTERNET
------------------------------------------------------------


You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northernfunds.com or contact your Relationship Manager


------------------------------------------------------------

THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS
------------------------------------------------------------

If you have an account with Northern Trust, you may purchase Northern Funds shares through Northern Trust. You may also purchase shares through other financial institutions that have entered into agreements with Northern Funds. To determine whether you may purchase shares through your financial institution, contact your institution directly or call 800/595-9111. Northern Trust and other financial institutions may impose charges against your account which will reduce the net return on an investment in a Fund. These charges may include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income.

                   NORTHERN MONEY MARKET FUNDS PROSPECTUS 25

SELLING SHARES

REDEEMING AND EXCHANGING DIRECTLY FROM THE FUNDS. If you purchased Northern Funds directly or, if you purchased your shares through an account at Northern Trust or another financial institution and you appear on Northern Funds records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

--------------------------------------------------------------

BY MAIL
--------------------------------------------------------------

SEND A WRITTEN REQUEST TO:

Northern Funds

P.O. Box 75986

Chicago, Illinois 60675-5986

THE REDEMPTION REQUEST MUST INCLUDE:

- The number of shares or the dollar amount to be redeemed;

- The Fund account number;


- The signatures of all account owners; and


- A signature guarantee is also required if:

 - The proceeds are to be sent elsewhere than the address of record, or

 - The redemption amount is greater than $50,000.

--------------------------------------------------------------

BY WIRE
--------------------------------------------------------------

If you authorize wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated account.

- You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank.

- Call the Transfer Agent at 800/595-9111 for instructions.

- The minimum amount that may be redeemed by this method is $250.

------------------------------------------------------------

BY CHECK
------------------------------------------------------------

If you authorize the checkwriting privilege on your New Account Application, you may redeem shares of the Funds by check in amounts of $250 or more. If your account is already open:

- Call 800/595-9111 for the appropriate form.

- The application must be signed by each person whose name appears on the account and must be accompanied by a signature guarantee.

- Dividends are earned until the check clears the Transfer Agent.

- Checks you write will not be returned to you, although copies are available upon request.

- A fee of $20 will be charged to the account if there are insufficient funds to cover the amount of the redemption by check.

- To place a stop payment request, call 800/595-9111. A $20 fee will be charged to the account.

- You may not use checks to close an account or redeem shares purchased within the past fifteen days.

------------------------------------------------------------

BY SYSTEMATIC WITHDRAWAL
------------------------------------------------------------

If you own shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other Northern Funds.

- Call 800/595-9111 for an application form and additional information.

- The minimum amount is $250 per withdrawal.

------------------------------------------------------------

BY EXCHANGE
------------------------------------------------------------

Northern Funds offers you the ability to exchange shares of one Fund in the Northern Funds family for another Fund in the Northern Funds family.

- When opening an account, complete the Exchange Privilege section of the New Account Application or, if


                    26 NORTHERN MONEY MARKET FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

  your account is already opened, send a written request to:

  Northern Funds

  P.O. Box 75986

  Chicago, IL 60675-5986

- Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an
  IRA).

- Call 800/595-9111 for more information.

------------------------------------------------------------

BY TELEPHONE
------------------------------------------------------------

If you authorize the telephone privilege on your New Account Application, you may redeem Northern Funds shares by telephone.

- If your account is already opened, send a written request to:

  Northern Funds

  P.O. Box 75986

  Chicago, IL 60675-5986

- The request must be signed by each owner of the account and must be accompanied by signature guarantees.

- Call 800/595-9111 to use the telephone privilege.

- During periods of unusual economic or market activity, telephone redemptions may be difficult to implement. In such an event, shareholders should follow the procedures outlined on pages 26 and 27 under "Selling Shares--By Mail" and "Selling Shares--By Internet," respectively.

--------------------------------------------------------------

BY INTERNET
--------------------------------------------------------------


You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northernfunds.com or contact your Relationship Manager.


------------------------------------------------------------

REDEEMING AND EXCHANGING THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS
------------------------------------------------------------


If you purchased your Northern Funds shares through an account at Northern Trust or through another financial institution, you may redeem or exchange your shares according to the instructions pertaining to that account.


- Although Northern Funds imposes no charges when you redeem shares purchased through Northern Trust or through another financial institution, a fee may be charged by those institutions for providing services in connection with your account.

- Contact your account representative at Northern Trust or other financial institution for more information about redemptions or exchanges.


                   NORTHERN MONEY MARKET FUNDS PROSPECTUS 27

ACCOUNT POLICIES AND OTHER INFORMATION


AUTOMATIC INVESTMENT ARRANGEMENTS. You may purchase shares through your account at Northern Trust either by directing automatic investment of cash balances in excess of certain agreed upon amounts or by directing investments from time to time on a non-automatic basis. Northern Trust will place a purchase order generated under an automatic investment direction either on the Business Day that funds are available in the account or on the next Business Day, depending upon the terms of the automatic investment arrangement. Similarly, Northern Trust will place a redemption order generated under an automatic investment direction either on the Business Day Northern Trust calculates the redemption amount needed to bring the account balance up to the agreed upon amount or on the next Business Day, depending upon the terms of the automatic investment arrangement. If a redemption order is placed on the next Business Day, Northern Trust normally will provide funds by provisionally crediting your account on the day the calculation is made. You should contact Northern Trust for more information about its automatic investment arrangements.


CALCULATING SHARE PRICE. Northern Funds issues and redeems shares at net asset value ("NAV"). The NAV for each Fund is calculated by dividing the value of the Fund's net assets by the number of the Fund's outstanding shares. The NAV is calculated on each Business Day as of 1:00 p.m., Central time, for each Fund. The NAV used in determining the price of your shares is the one calculated after your purchase order is received and accepted and after your exchange or redemption order is received in good order as described below.


Each Fund seeks to maintain an NAV of $1.00 per share by valuing the obligations held by it at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value.

TIMING OF PURCHASE REQUESTS. Purchase requests received in good order and accepted by the Transfer Agent or other authorized intermediary on any Business Day by 1:00 p.m., Central time, will be executed on the same day they are received by either the Transfer Agent or other authorized intermediary, at that day's closing share price for the applicable Fund(s), provided that one of the following occurs:

- The Transfer Agent receives the payment in federal or other immediately available funds on the same Business Day by 1:00 p.m., Central time; or

- The requests are placed by a financial or authorized intermediary that has entered into a servicing agreement with Northern Funds and payment in federal or other immediately available funds is received by the Transfer Agent by the close of the same Business Day in accordance with procedures authorized by Northern Funds.

Purchase requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after the deadlines described above on a Business Day will be executed on the next Business Day, at that day's closing share price for the applicable Fund(s), provided that payment is made as noted above.

IN-KIND PURCHASES AND REDEMPTIONS. Northern Funds reserves the right to accept payment for shares in the form of securities that are permissible investments for a Fund. Northern Funds also reserves the right to pay redemptions by a distribution "in-kind" of securities (instead of cash) from a Fund. See the Additional Statement for further information about the terms of these purchases and redemptions.

MISCELLANEOUS PURCHASE INFORMATION.

- You will be responsible for all losses and expenses of a Fund, and purchase orders may be cancelled, in the event of any failure to make payment according to the procedures outlined in this Prospectus. In addition, a $20 charge will be imposed if a check does not clear.


- You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For additional details, please go to northernfunds.com or contact your Relationship Manager.


- Shares of a Fund are entitled to the dividends declared by the Fund beginning on the Business Day the purchase order is executed, provided payment in federal


                    28 NORTHERN MONEY MARKET FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

  or other immediately available funds is received by the Transfer Agent by the time designated above.

- Northern Funds reserves the right to reject any purchase order. The Funds also reserve the right to change or discontinue any of their purchase procedures.


- In certain circumstances, Northern Funds may advance the time by which purchase orders must be received. See "Early Closings" on page 31.



- Northern Funds may reproduce this Prospectus in electronic format that may be available on the Internet. If you have received this Prospectus in electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986, calling 800/595-9111 or sending an e-mail to: northern-funds@ntrs.com.


TIMING OF REDEMPTION AND EXCHANGE REQUESTS. Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on any Business Day by 1:00 p.m., Central time, will be executed on the same day at that day's closing share price for the applicable Fund(s).

Redemption and exchange requests received in good order by the Transfer Agent or other authorized intermediary on a non-Business Day or after the deadline described above on a Business Day will be executed the next Business Day, at that day's closing share price for the applicable Fund(s).


PAYMENT OF REDEMPTION PROCEEDS. Redemption proceeds normally will be sent or credited on the Business Day following the Business Day on which such redemption request is received in good order by the deadline noted above, unless payment in immediately available funds on the same Business Day is requested. However, if you have recently purchased shares with a check or through an electronic transaction, payment may be delayed as discussed below under "Miscellaneous Redemption Information."



MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless the Transfer Agent is directed otherwise. Redemption proceeds also may be wired. A redemption request may not be processed if a shareholder has failed to submit a completed and properly executed New Account Application including a certified corporate resolution or other acceptable evidence of authority (if applicable). In addition, redemptions are subject to the following restrictions:


- Northern Funds may require any information reasonably necessary to ensure that a redemption has been duly authorized.

- Redemption requests made to the Transfer Agent by mail must be signed by a person authorized by acceptable documentation on file with the Transfer Agent.

- Dividends on shares are earned through and including the day prior to the day on which they are redeemed.

- Northern Funds reserves the right, on 30 days' written notice, to redeem the shares held in any account if, at the time of redemption, the net asset value of the remaining shares in the account falls below $1,000. Involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in a Fund's net asset value.

- If you are redeeming recently purchased shares, your redemption request may not be honored until your check or electronic transaction has cleared. This may delay your transaction for up to 10 days.

- Northern Funds and the Transfer Agent reserve the right to redeem shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to Northern Funds and its shareholders or the Transfer Agent.


- You may initiate transactions between Northern Trust banking and Northern Funds accounts by using Northern Trust Private Passport. For additional details, please go to northernfunds.com or contact your Relationship Manager.


- Northern Funds reserves the right to change or discontinue any of its redemption procedures.

- Northern Funds reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days (or such longer period permitted by the SEC) after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.


                   NORTHERN MONEY MARKET FUNDS PROSPECTUS 29

- In certain circumstances, Northern Funds may advance the time by which redemption and exchange orders must be received. See "Early Closings" on page 31.


EXCHANGE PRIVILEGES. You may exchange shares of one Fund in the Northern Funds family for another only if the registration of both accounts is identical. Both accounts must have the same owner's name and title, if applicable. An exchange is a redemption of shares of one Fund that you own and the purchase of shares of another Fund that you are acquiring. If the shares redeemed are held in a taxable account, an exchange is considered a taxable event and may result in a gain or loss.

Northern Funds reserves the right to change or discontinue the exchange privilege at any time upon 60 days' written notice to shareholders and to reject any exchange request. Exchanges are only available in states where an exchange can legally be made. Before making an exchange, you should read the Prospectus for the shares you are acquiring.

EXCESSIVE TRADING IN FUND SHARES. The Board of Trustees of the Trust has not adopted on behalf of its Money Market Funds policies and procedures with respect to frequent purchases and redemptions of Fund shares in light of the nature and high quality of the Funds' investments. The Funds reserve the right to refuse a purchase order if management of the Funds determines that the purchase may not be in the best interests of the Funds.


TELEPHONE TRANSACTIONS. All calls may be recorded or monitored. The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. If reasonable measures are taken to verify that telephone instructions are genuine, Northern Funds and its service providers will not be responsible for any loss resulting from fraudulent or unauthorized instructions received over the telephone. In these circumstances, shareholders will bear the risk of loss. During periods of unusual market activity, you may have trouble placing a request by telephone. In this event, consider sending your request in writing or follow the procedures found on pages 25 or 27 for initiating transactions by the Internet.


The proceeds of redemption orders received by telephone will be sent by check, wire or transfer according to proper instructions. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record.

Northern Funds reserves the right to refuse a telephone redemption.

MAKING CHANGES TO YOUR ACCOUNT INFORMATION. You may make changes to wiring instructions, address of record or other account information only in writing. These instructions must be accompanied by a signature guarantee from an institution participating in the Stock Transfer Agency Medallion Program ("STAMP"), or other acceptable evidence of authority. Additional requirements may be imposed. In accordance with SEC regulations, the Funds and Transfer Agent may charge a shareholder reasonable costs in locating a shareholder's current address.

SIGNATURE GUARANTEES. If a signature guarantee is required, it must be from an institution participating in STAMP, or other acceptable evidence of authority must be provided. Additional requirements may be imposed by Northern Funds. In addition to the situations described in this Prospectus, Northern Funds may require signature guarantees in other circumstances based on the amount of a redemption request or other factors.

BUSINESS DAY. A "Business Day" is each Monday through Friday when the Transfer Agent or the New York Stock Exchange (the "Exchange") is open for business. For any given calendar year, the Funds will be closed on the following holidays or as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


GOOD ORDER. A purchase, redemption or exchange request is considered to be "in good order" when all necessary information is provided and all required documents are properly completed, signed and delivered including a certified corporate resolution or other acceptable evidence of authority (if applicable). Requests must include the following:


- The account number (if issued) and Fund name;


                    30 NORTHERN MONEY MARKET FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

- The amount of the transaction, in dollar amount or number of shares;

- For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;


- Required signature guarantees, if applicable; and


- Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 800/595-9111 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account will not be considered to be "in good order" unless the investor has provided all information required by Northern Funds "Customer Identification Program" described below.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires Northern Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with Northern Funds. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, Northern Funds reserves the right to: (a) place limits on account transactions until the investor's identity is verified; (b) refuse an investment in Northern Funds; or (c) involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. Northern Funds and its agents will not be responsible for any loss in an investor's account resulting from an investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity is not verified.

EARLY CLOSINGS. The Funds reserve the right to advance the time for accepting purchase, redemption or exchange orders for same Business Day credit when the Exchange closes or closes early, trading on the Exchange is restricted, an emergency arises or as otherwise permitted by the SEC. In addition, the Board of Trustees of the Funds may, for any Business Day, decide to change the time as of which a Fund's NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

EMERGENCY EVENTS. In the event the Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 800/595-9111 or visit northernfunds.com.

FINANCIAL INTERMEDIARIES. Northern Funds may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers), to accept purchase, redemption and exchange orders from their customers on behalf of the Funds. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved by the Funds. A Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund's per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Transfer Agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the Transfer Agent within such time periods, the authorized intermediary may be liable for fees and losses and the transaction may be cancelled.

Northern Funds may enter into agreements with certain financial intermediaries, including affiliates of Northern Trust, that perform support and/or distribution services for their customers who own Fund shares ("Service Organizations"). These support services may include:

- assisting investors in processing purchase, exchange and redemption requests;


                   NORTHERN MONEY MARKET FUNDS PROSPECTUS 31

- processing dividend and distribution payments from the Funds;

- providing information to customers showing their positions in the Funds; and

- providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.

In addition, Service Organizations may provide distribution services, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares.

For their services, Service Organizations may receive fees from a Fund at annual rates of up to 0.25% of the average daily net asset value of the shares covered by their agreements. Because these fees are paid out of the Funds' assets on an on-going basis, they will increase the cost of your investment in the Funds.


Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, that provide services to their customers who invest in Northern Funds or whose customers purchase significant amounts of a Fund's shares. The amount of such compensation may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Investment Adviser (after adjustments). This additional compensation will be paid by Northern Trust or its affiliates and will not represent an additional expense to Northern Funds or its shareholders.


Investors purchasing shares through a financial intermediary should read their account agreements carefully. A financial intermediary's requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in a Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the investor may be required to redeem all or a portion of the investors' investment in a Fund.

Conflict of interest restrictions may apply to the receipt of compensation by a Service Organization or other financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

State securities laws regarding the registration of dealers may differ from federal law. As a result, Service Organizations and other financial intermediaries investing in the Funds on behalf of their customers may be required to register as dealers.

Agreements that contemplate the provision of distribution services by Service Organizations are governed by a Distribution and Service Plan (the "Plan") that has been adopted by Northern Funds pursuant to Rule 12b-1 under the 1940 Act. Payments to Service Organizations and other financial intermediaries, including Northern Trust, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs. As of this date, the Plan has not been implemented with respect to the Funds.

PORTFOLIO HOLDINGS. The Funds, or their duly authorized service providers, may publicly disclose holdings of all Northern Funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.


A further description of Northern Funds' Policy on Disclosure of Portfolio Holdings is available in the Additional Statement.



SHAREHOLDER COMMUNICATIONS. Shareholders of record will be provided each year with a semiannual report showing portfolio investments and other information as of September 30 and with an annual report containing audited financial statements as of March 31. If you have consented to the delivery of a single copy of shareholder reports, prospectuses, proxy statements or information statements



                    32 NORTHERN MONEY MARKET FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT


to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting the Northern Funds Center by telephone at 800/595-9111 or by mail at Northern Funds, P.O. Box 75986, Chicago, IL 60675-5986. You may also send an e-mail to northern-funds@ntrs.com. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.



                   NORTHERN MONEY MARKET FUNDS PROSPECTUS 33

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS OF EACH FUND ARE AUTOMATICALLY REINVESTED IN ADDITIONAL SHARES OF THE SAME FUND WITHOUT ANY SALES CHARGE.

--------------------------------------------------------------------------------


You may, however, elect to have dividends or capital gain distributions (or both) paid in cash or reinvested in shares of another Fund in the Northern Funds family at its NAV per share. If you would like to receive dividends or distributions in cash or have them reinvested in another Fund in the Northern Funds family, you must notify the Transfer Agent in writing. This election will become effective for distributions paid two days after its receipt by the Transfer Agent. Dividends and distributions only may be reinvested in a Fund in the Northern Funds family in which you maintain an account.



Each Fund's net investment income is declared as a dividend on each Business Day and paid monthly. Dividends will also be paid promptly upon a total redemption of shares in an account not subject to a standing order for the purchase of additional shares. Net investment income includes interest accrued on the Fund's assets less the Fund's estimated expenses. Net realized short-term capital gains may be distributed from time to time during the Trust's fiscal year (but not less frequently than annually). The Funds do not expect to realize net long-term capital gains. Shares begin earning dividends on the day an order is executed if payment in immediately available funds is received by the Transfer Agent by the time designated on page 28 under "Timing of Purchase Requests." Otherwise, shares begin earning dividends on the day payment in federal or other immediately available funds is received. Shares earn dividends through and including the day prior to the day they are redeemed.



                    34 NORTHERN MONEY MARKET FUNDS PROSPECTUS

ABOUT YOUR ACCOUNT

TAX CONSIDERATIONS



Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (excess of long-term capital gain over short-term capital loss). Fund distributions will generally be taxable as ordinary income, except as discussed below. You will be subject to income tax on taxable Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.



You should note that the Funds do not expect to pay dividends that are eligible for the recently enacted reduced tax rate on corporate dividends. This is because the Funds will generally be invested in debt instruments and not in shares of stock on which dividend income will be received. Therefore, dividends paid by the Funds will also not be eligible for the dividends-received deduction for corporate shareholders.


Dividends and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

If you (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (b) are subject to withholding by the Internal Revenue Service for prior failure to properly include on your return payments of interest or dividends, or (c) have failed to certify to Northern Funds, when required to do so, that you are not subject to backup withholding or are an "exempt recipient," then Northern Funds will be required in certain cases to withhold and remit to the Internal Revenue Service 28% of the dividends and distributions payable to you.

Except as stated below, you may be subject to state and local taxes on Fund distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on certain types of federal securities or interest on securities issued by the particular state or municipalities within the state.

There are certain tax requirements that the Funds must follow in order to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.

MUNICIPAL MONEY MARKET AND CALIFORNIA MUNICIPAL MONEY MARKET FUNDS. The Municipal Money Market and California Municipal Money Market Funds (the "Municipal Funds") expect to pay "exempt-interest dividends" that are generally exempt from regular federal income tax. However, a portion of the exempt-interest dividends paid by the Municipal Funds generally will be an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

The California Municipal Money Market Fund expects to pay dividends that are generally exempt from California personal income tax. This exemption will apply, however, only to dividends that are derived from interest paid on California municipal instruments or on certain federal obligations. In addition, dividends paid by this Fund will be subject to state corporate franchise and corporate income taxes, if applicable.

In all cases, distributions, if any, derived from net long-term capital gains will generally be taxable to you as long-term capital gains, and any dividends derived from short-term capital gains and taxable interest income will be taxable to you as ordinary income.


Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Funds generally will not be deductible for federal income tax purposes.


CONSULT YOUR TAX PROFESSIONAL. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Funds. More tax information is provided in the Additional Statement. This short summary is not intended as a substitute for careful tax planning.


                   NORTHERN MONEY MARKET FUNDS PROSPECTUS 35

TAX TABLE


You may find it particularly useful to compare the tax-free yields of the Municipal Funds to the equivalent yields from taxable investments. For an investor in a low tax bracket, it may not be helpful to invest in a tax-exempt investment if a higher after-tax yield can be achieved from a taxable instrument.

The table below illustrates the difference between hypothetical tax-free yields and tax-equivalent yields for different tax brackets. You should be aware, however, that tax brackets can change over time and that your tax adviser should be consulted for specific yield calculation.


----------------------------------------------------------------------------------------------------------------------------
                                                                                        TAX-EXEMPT YIELDS
             TAXABLE INCOME                        FEDERAL           -------------------------------------------------------
-----------------------------------------          MARGINAL          2.00%   3.00%   4.00%   5.00%   6.00%   7.00%    8.00%
   Single Return         Joint Return              TAX RATE                         Equivalent Taxable Yields
----------------------------------------------------------------------------------------------------------------------------
  $     0 - $ 7,550    $     0 - $ 15,100            10%             2.22%   3.33%   4.44%   5.56%   6.67%    7.78%    8.89%
----------------------------------------------------------------------------------------------------------------------------
 $ 7,550 - $ 30,650   $ 15,100 - $ 61,300            15%             2.35%   3.53%   4.71%   5.88%   7.06%    8.24%    9.41%
----------------------------------------------------------------------------------------------------------------------------
$ 30,650 - $ 74,200   $ 61,300 - $123,700            25%             2.67%   4.00%   5.33%   6.67%   8.00%    9.33%   10.67%
----------------------------------------------------------------------------------------------------------------------------
$ 74,200 - $154,800   $123,700 - $188,450            28%             2.78%   4.17%   5.56%   6.94%   8.33%    9.72%   11.11%
----------------------------------------------------------------------------------------------------------------------------
$154,800 - $336,550   $188,450 - $336,550            33%             2.99%   4.48%   5.97%   7.46%   8.96%   10.45%   11.94%
----------------------------------------------------------------------------------------------------------------------------
      Over $336,550         Over $336,550            35%             3.08%   4.62%   6.15%   7.69%   9.23%   10.77%   12.31%
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------



The tax-exempt yields used here are hypothetical and no assurance can be made that the Funds will attain any particular yield. A Fund's yield fluctuates as market conditions change. The tax brackets and related yield calculations are based on the 2006 federal marginal tax rates indicated in the table. The table does not reflect the phase out of personal exemptions and itemized deductions that will apply to certain higher income taxpayers. In addition, the brackets do not take into consideration the California state personal income tax or any other state tax.


                    36 NORTHERN MONEY MARKET FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

RISKS, SECURITIES AND TECHNIQUES


THIS SECTION TAKES A CLOSER LOOK AT SOME OF THE TYPES OF SECURITIES IN WHICH THE FUNDS MAY INVEST AND THEIR RELATED RISKS. It also explores the various investment techniques that the investment management team may use. The Funds may invest in other securities and are subject to further restrictions and risks that are described in the additional statement. Additionally, the Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Funds' investment objectives and policies.


--------------------------------------------------------------------------------

--------------------------------------------------------------

ADDITIONAL INFORMATION ON INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------

INVESTMENT OBJECTIVES. A Fund's investment objective may be changed by the Trust's Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in a Fund having an investment objective different from the objective that the shareholder considered appropriate at the time of investment in the Fund.

CALIFORNIA MUNICIPAL INSTRUMENTS. The investments of the California Municipal Money Market Fund in California municipal instruments raise special considerations. Payment of the interest on and the principal of these instruments is dependent upon the continuing ability of issuers of California municipal instruments to meet their obligations.

Investment Strategy. Under normal market conditions, at least 80% of the California Municipal Money Market Fund's net assets will be invested in California municipal instruments. Consequently, the Fund is more susceptible to factors adversely affecting issuers of California municipal instruments, and may be riskier than comparable funds that do not emphasize these issuers to this degree.


Special Risks. The California Municipal Money Market Fund's investments will be affected by political and economic developments within the State of California, and by the financial condition of the State, its public authorities and political subdivisions. California has a diverse economy--one of the five or six largest in the world--with significant segments in high technology, manufacturing, services, motion picture/television production, entertainment, tourism, agriculture and construction. The State experienced a mild recession in the early 2000s, concentrated in the San Francisco Bay Area and its high technology sector, which combined with substantial stock market declines and reduced tax revenue from capital gains and stock option activity, led to multi-billion dollar State budget deficits and cash flow crisis in 2003 and 2004. The State's economy has been in a steady recovery since 2003, which has improved State finances, and a strong housing market and increases in property values have provided some relief to local governments that were also adversely affected by the recession. The housing and construction markets have slowed in early 2006 and economic growth in 2006 and 2007 is projected to be slower than in the past couple of years. State tax revenues have been above projections in 2005 and 2006 allowing the State to balance its budget and start to repay debts incurred to bridge the prior budget deficits. However, the State still faces structural budget gaps and has reduced aid to local governments in the past few years to help solve its own budget problems. California voters have in the past approved amendments to the California Constitution and other measures that limit the taxing and spending authority of California government entities. Future voter initiatives could result in adverse consequences affecting California municipal instruments. A package of State infrastructure bond measures totaling over $37 billion will be on the November 2006 election ballot.


In addition to the risk of nonpayment of California municipal instruments, if these obligations decline in quality and are downgraded by a NRSRO, they may become ineligible for purchase by the Fund. Since there are large numbers of buyers of these instruments, the supply of California municipal instruments that are


                   NORTHERN MONEY MARKET FUNDS PROSPECTUS 37 eligible for purchase by the California Municipal Money Market Fund could become inadequate at certain times.

A more detailed description of special factors affecting investments in California municipal instruments is provided in the Additional Statement.

--------------------------------------------------------------

ADDITIONAL DESCRIPTION OF SECURITIES AND COMMON INVESTMENT TECHNIQUES
--------------------------------------------------------------

ASSET-BACKED SECURITIES. Asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, municipal securities and other financial assets.

Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pooled insurance policy issued by a financial institution, or by other credit enhancements.


Investment Strategy. The U.S. Government Money Market Fund and U.S. Government Select Money Market Fund may purchase asset-backed securities (such as mortgage-backed securities) that are issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The Money Market Fund, Municipal Money Market Fund and California Municipal Money Market Fund may purchase these and other types of asset-backed securities that are "Eligible Securities" as defined by the SEC.



Special Risks. In addition to credit and market risk, asset-backed securities may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.


BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Funds may borrow money from banks and may enter into reverse repurchase agreements with banks and other financial institutions. Reverse repurchase agreements involve the sale of money market securities held by a Fund subject to the Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest).


Investment Strategy. Each Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of its total assets (including the amount borrowed). Each Fund also may borrow up to an additional 5% of its total assets for temporary purposes. The Funds may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.


Special Risks. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Funds decline in value while these transactions are outstanding, the net asset value of the Funds' outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that
(a) the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by a


                    38 NORTHERN MONEY MARKET FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

Fund will decline below the price the Fund is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Fund.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. Custodial receipts are participations in trusts that hold U.S. Treasury securities and are sold under names such as TIGRs and CATS. Like other stripped obligations, they entitle the holder to future interest payments or principal payments on the U.S. Treasury securities.


Investment Strategy. To the extent consistent with their respective investment objectives and policies, the Funds, other than the U.S. Government Select Money Market Fund, may invest a portion of their assets in custodial receipts. Investments by the U.S. Government Money Market Fund in custodial receipts, if any, are expected to be minimal, and will not exceed 20% of the value of the Fund's net assets.


Special Risks. Like other stripped obligations (which are described below), stripped custodial receipts may be subject to greater price volatility than ordinary debt obligations because of the way in which their principal and interest are returned to investors.

DERIVATIVES. Each Fund may purchase certain "derivative" instruments. A derivative is a financial instrument whose value is derived from or based upon the performance of underlying assets, interest rates or other indices. Derivatives include structured securities such as collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments.


Investment Strategy. A Fund may invest in derivatives when the Investment Adviser believes the potential risks and rewards are consistent with the Fund's objective, policies and overall risk profile.



Special Risks. Engaging in derivative transactions involves special risks, including (a) market risk that the Fund's derivatives position will lose value;
(b) credit risk that the counterparty to the transaction will default; (c) leveraging risk that the value of the derivative instrument will decline more than the value of the assets on which it is based; (d) illiquidity risk that a Fund will be unable to sell its position because of lack of market depth or disruption; (e) pricing risk that the value of a derivative instrument will be difficult to determine; and (f) operations risk that loss will occur as a result of inadequate systems or human error. Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the investment management team is accurate.



FOREIGN INVESTMENTS. The Money Market Fund may invest in the U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, foreign commercial banks and foreign branches of U.S. banks. It also may invest in U.S. dollar-denominated commercial paper and other obligations of foreign issuers. Foreign government obligations may include debt obligations of supranational entities, including international organizations (such as the European Coal and Steel Community and the International Bank for Reconstruction and Development, also known as the World Bank) and international banking institutions and related government agencies.


Investment Strategy. Investments by the Money Market Fund in foreign issuer obligations will not exceed 50% of the Fund's total assets measured at the time of purchase. The U.S. Government Money Market Fund may make limited investments (but in no event more than 20% of its net assets) in debt obligations of supranational entities.

Special Risks. Foreign securities involve special risks and costs, which are considered by the Investment Adviser in evaluating the creditworthiness of issuers and making investment decisions for the Funds. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or otherwise not respect the integrity of their debt.

Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of


                   NORTHERN MONEY MARKET FUNDS PROSPECTUS 39 additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.


ILLIQUID OR RESTRICTED SECURITIES. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, certain insurance funding agreements (see below) and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").


Investment Strategy. Each Fund may invest up to 10% of its net assets in securities that are illiquid. A domestically traded security that is not registered under the 1933 Act will not be considered illiquid if the Investment Adviser determines that an adequate trading market exists for that security. If otherwise consistent with their investment objectives and policies, the Funds may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by Northern Funds Board of Trustees, that an adequate trading market exists.


Special Risks. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund. The practice of investing in Rule 144A Securities and commercial paper available to qualified institutional buyers could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

INSURANCE FUNDING AGREEMENTS. An insurance funding agreement ("IFA") is an agreement that requires a Fund to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Fund for a set time period.

Investment Strategy. The Money Market Fund may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Investment Adviser.


Special Risks. IFAs are not insured by a government agency--they are backed only by the insurance company that issues them. As a result, they are subject to default risk of the non-governmental issuer. In addition, the transfer of IFAs may be restricted and an active secondary market in IFAs currently does not exist. This means that it may be difficult or impossible to sell an IFA at an appropriate price.


INVESTMENT COMPANIES. To the extent consistent with their respective investment objectives and policies, the Funds may invest in securities issued by other investment companies.

Investment Strategy. Investments by a Fund in other money market funds will be subject to the limitations of the 1940 Act and SEC orders. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in an open-end investment company or a series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.


Special Risks. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that company. It would also bear a proportionate share of any fees or expenses paid by that company. These expenses would be in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations.



                    40 NORTHERN MONEY MARKET FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

MUNICIPAL AND RELATED INSTRUMENTS. Municipal instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

Municipal instruments include both "general" and "revenue" bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. In some cases, revenue bonds also are payable from the proceeds of a special excise or other specific revenue source such as lease payments from the user of a facility being financed.

Some municipal instruments, known as private activity bonds, are issued to finance projects for private companies. Private activity bonds are usually revenue obligations since they typically are payable by the private user of the facilities financed by the bonds.

Municipal instruments also include "moral obligation" bonds, municipal leases, certificates of participation and asset-backed securities such as custodial receipts. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or municipality. Municipal leases and participation certificates present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments on an annual basis. Custodial receipts represent interests in municipal instruments held by a trustee or custodian.

The Municipal Funds may each acquire "stand-by commitments" relating to the municipal instruments it holds. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified municipal instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the municipal instruments to which the commitment relates. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights for trading purposes.

Investment Strategy. Although it is not their current policy to do so on a regular basis, each of the Municipal Funds may invest more than 25% of its total assets in municipal instruments the interest upon which is paid solely from revenues of similar projects. However, these Funds do not intend to invest more than 25% of the value of their total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues to be paid are in the same industry.

The California Municipal Money Market Fund expects to invest principally in California municipal instruments. The Municipal Money Market Fund may also invest more than 25% of the value of its total assets in municipal instruments whose issuers are in the same state.


The Funds, in addition to the Municipal Funds, may invest from time to time in municipal instruments or other securities issued by state and local governmental bodies. Generally, this will occur when the yield of municipal instruments, on a pre-tax basis, is comparable to that of other permitted short-term taxable investments. Dividends paid by the Funds, other than the Municipal Funds, on such investments will be taxable to shareholders.


Special Risks. Municipal instruments purchased by the Municipal Funds may be backed by letters of credit, insurance or other forms of credit enhancement issued by foreign (as well as domestic) banks, insurance companies and other financial institutions. If the credit quality of these banks and financial institutions declines, a Fund could suffer a loss to the extent that the Fund is relying upon this credit support. Foreign institutions can present special risks relating to higher transaction and custody costs, the imposition of additional taxes by foreign governments, less complete financial information, less market liquidity, more market volatility and political instability. Foreign banks, insurance companies and financial institutions may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements than U.S. banks.


                   NORTHERN MONEY MARKET FUNDS PROSPECTUS 41

In addition, when a substantial portion of a Fund's assets is invested in instruments which are used to finance facilities involving a particular industry, whose issuers are in the same state or which otherwise are related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instrument.


REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase of securities by a Fund subject to the seller's agreement to repurchase them at a mutually agreed upon date and price.

Investment Strategy. Each Fund may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Although the securities subject to a repurchase agreement may have maturities exceeding one year, settlement of the agreement never will occur more than one year after a Fund acquires the securities.

Special Risks. In the event of a default, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is unenforceable by the Fund.

SECURITIES LENDING. In order to generate additional income, the Money Market Fund and U.S. Government Money Market Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Funds will receive collateral equal to at least 100% of the value of the securities loaned.


Investment Strategy. Securities lending may represent no more than one-third of the value of a Fund's total assets (including the loan collateral). Any cash collateral received by a Fund in connection with these loans may be invested in a variety of short-term instruments, either directly or indirectly through other money market funds. Such instruments are not limited to U.S. government securities and may include those instruments that may be purchased by the Money Market Fund. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding a Fund's investments in particular types of securities.


Special Risks. A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and possibly may incur a capital loss. A Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of income to shareholders that is taxable at the state level may increase as a result of such Fund's securities lending activities. Any state tax-exempt interest paid on securities while on loan will not be deemed to have been received by such Fund, and the equivalent amount paid by the borrower of the securities to the Fund will not be deemed to be interest exempt from state taxes, but is likely to be deemed taxable income to shareholders.

STRIPPED OBLIGATIONS. These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been "stripped" from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.


Investment Strategy. To the extent consistent with their respective investment objectives and policies, the Funds may purchase stripped securities.


Special Risks. Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by the Funds and adversely affect a Fund's investment performance.

TAXABLE INVESTMENTS. Taxable investments include: U.S. dollar-denominated obligations of U.S. banks, foreign commercial banks and securities issued or guaranteed by foreign governments; high quality commercial paper and


                    42 NORTHERN MONEY MARKET FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION


other obligations; high quality corporate bonds and notes; asset-backed securities; securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities and related custodial receipts; and repurchase agreements relating to the above instruments.


Investment Strategy. The Municipal Money Market and California Municipal Money Market Funds each may invest from time to time, on a temporary basis or for temporary defensive purposes, in short-term taxable instruments that are "Eligible Securities" as defined by the SEC for money market funds.

Special Risks. Dividends paid by the Municipal Money Market and California Municipal Money Market Funds that are derived from interest paid on taxable investments generally will be taxable to each Fund's shareholders as ordinary income for federal income tax purposes. The Municipal Money Market and California Municipal Money Market Funds may not achieve their investment objectives when their assets are invested in taxable obligations.


UNITED STATES GOVERNMENT OBLIGATIONS. These instruments include U.S. Treasury obligations, such as bills, notes and bonds, which generally differ only in terms of their interest rates, maturities and time of issuance. They also include obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, an agency, instrumentality or sponsored enterprise thereof, and (b) participations in loans made to foreign governments or their agencies that are so guaranteed.



Investment Strategy. To the extent consistent with its investment objective and policies, each Fund may invest in a variety of U.S. Treasury obligations and in obligations issued or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.


Special Risks. Not all U.S. government obligations carry the same credit support. Some, such as those of the Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the United States Treasury. Other obligations, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; and others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations. Still others are supported only by the credit of the instrumentality or sponsored enterprise. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include variable amount master demand notes and long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date.


Investment Strategy. Each Fund may invest in variable and floating rate instruments to the extent consistent with its investment objective and policies.


Special Risks. Variable and floating rate instruments are subject to many of the same risks as fixed rate instruments, particularly credit risk. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Funds are not entitled to exercise their demand rights. As a result, the Funds could suffer a loss with respect to these instruments.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. A purchase of "when-issued" securities refers to a transaction made conditionally because the securities, although authorized, have not yet


                   NORTHERN MONEY MARKET FUNDS PROSPECTUS 43 been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

Investment Strategy. Each Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Although the Funds generally would purchase securities in these transactions with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if the investment management team deems it appropriate to do so.

Special Risks. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

TNTC is sometimes referred to as "The Northern Trust Bank" in advertisements and other sales literature.


                    44 NORTHERN MONEY MARKET FUNDS PROSPECTUS

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION

FINANCIAL INFORMATION



THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND A FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund for a share held for the entire period (assuming reinvestment of all dividends and distributions). The financial highlights for the fiscal years ended March 31, 2006, March 31, 2005, March 31, 2004 and March 31, 2003, have been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request and without charge. The financial highlights for the fiscal year ended March 31, 2002, were audited by the Funds' former independent accounting firm.


--------------------------------------------------------------------------------


                   NORTHERN MONEY MARKET FUNDS PROSPECTUS 45

FINANCIAL HIGHLIGHTS                        FOR THE FISCAL YEARS ENDED MARCH 31,


-------------------------------------------------------------------------------------------------------------------------------
                                                                            CALIFORNIA MUNICIPAL MONEY MARKET FUND
Selected per share data                                            2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                   $1.00       $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                              0.02        0.01         0.01         0.01         0.02

   Total from Investment Operations                                   0.02        0.01         0.01         0.01         0.02
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                       (0.02)      (0.01)       (0.01)       (0.01)       (0.02)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                         (0.02)      (0.01)       (0.01)       (0.01)       (0.02)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                         $1.00       $1.00        $1.00        $1.00        $1.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                      2.22%       0.92%        0.55%        0.95%        1.75%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                        $1,022,844    $908,547     $762,143     $876,183     $525,262

   Ratio to average net assets of:

      Expenses, net of waivers and reimbursements                    0.55%       0.55%        0.55%        0.55%        0.55%

      Expenses, before waivers and reimbursements                    0.78%       0.79%        0.78%        0.81%        0.89%

      Net investment income, net of waivers and
         reimbursements                                              2.20%       0.94%        0.55%        0.93%        1.72%

      Net investment income, before waivers and
         reimbursements                                              1.97%       0.70%        0.32%        0.67%        1.38%
-------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

                    46 NORTHERN MONEY MARKET FUNDS PROSPECTUS

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION


-------------------------------------------------------------------------------------------------------------------------------
                                                                                      MONEY MARKET FUND
Selected per share data                                            2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                   $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                              0.03         0.01         0.01         0.01         0.03

   Total from Investment Operations                                   0.03         0.01         0.01         0.01         0.03
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                       (0.03)       (0.01)       (0.01)       (0.01)       (0.03)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                         (0.03)       (0.01)       (0.01)       (0.01)       (0.03)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                         $1.00        $1.00        $1.00        $1.00        $1.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                      3.27%        1.22%        0.68%        1.26%        3.07%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                        $9,126,668   $7,896,730   $7,435,384   $8,570,323   $9,302,869
   Ratio to average net assets of:

      Expenses, net of waivers and reimbursements                    0.55%        0.55%        0.55%        0.55%        0.55%

      Expenses, before waivers and reimbursements                    0.78%        0.79%        0.78%        0.82%        0.88%

      Net investment income, net of waivers and
         reimbursements                                              3.26%        1.22%        0.68%        1.26%        2.99%

      Net investment income, before waivers and
         reimbursements                                              3.03%        0.98%        0.45%        0.99%        2.66%
-------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

                   NORTHERN MONEY MARKET FUNDS PROSPECTUS 47

FINANCIAL HIGHLIGHTS (continued)            FOR THE FISCAL YEARS ENDED MARCH 31,
FINANCIAL INFORMATION (CONTINUED)


-------------------------------------------------------------------------------------------------------------------------------
                                                                                 MUNICIPAL MONEY MARKET FUND
Selected per share data                                            2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                   $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                              0.02         0.01         0.01         0.01         0.02

   Total from Investment Operations                                   0.02         0.01         0.01         0.01         0.02
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                       (0.02)       (0.01)       (0.01)       (0.01)       (0.02)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                         (0.02)       (0.01)       (0.01)       (0.01)       (0.02)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                         $1.00        $1.00        $1.00        $1.00        $1.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                      2.26%        0.96%        0.58%        0.99%        1.96%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                        $5,615,849   $4,580,691   $4,719,992   $5,045,958   $4,162,353

   Ratio to average net assets of:

      Expenses, net of waivers and reimbursements                    0.55%        0.55%        0.55%        0.55%        0.55%

      Expenses, before waivers and reimbursements                    0.78%        0.79%        0.78%        0.81%        0.89%

      Net investment income, net of waivers and
         reimbursements                                              2.24%        0.95%        0.58%        0.97%        1.90%

      Net investment income, before waivers and
         reimbursements                                              2.01%        0.71%        0.35%        0.71%        1.56%
-------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

                    48 NORTHERN MONEY MARKET FUNDS PROSPECTUS

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

RISKS, SECURITIES, TECHNIQUES AND FINANCIAL INFORMATION


-------------------------------------------------------------------------------------------------------------------------------
                                                                              U.S. GOVERNMENT MONEY MARKET FUND
Selected per share data                                            2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                  $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                             0.03         0.01         0.01         0.01         0.03

   Total from Investment Operations                                  0.03         0.01         0.01         0.01         0.03
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                      (0.03)       (0.01)       (0.01)       (0.01)       (0.03)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                        (0.03)       (0.01)       (0.01)       (0.01)       (0.03)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                        $1.00        $1.00        $1.00        $1.00        $1.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                     3.22%        1.19%        0.65%        1.21%        2.83%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                         $716,730     $571,858     $622,462     $794,122     $631,313
   Ratio to average net assets of:

      Expenses, net of waivers, reimbursements and credits          0.55%(2)      0.55%(2)      0.55%      0.55%        0.55%

      Expenses, before waivers, reimbursements and credits          0.81%        0.80%        0.82%        0.86%        0.89%

      Net investment income, net of waivers, reimbursements
         and credits                                                3.22%        1.17%        0.66%        1.19%        2.74%

      Net investment income, before waivers, reimbursements
         and credits                                                2.96%        0.92%        0.39%        0.88%        2.40%
-------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.


(2) The net expense ratio includes custodian credits of approximately $60,000 and $50,000, which represents 0.01% of average net assets for the fiscal years ended March 31, 2006 and 2005, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.


                   NORTHERN MONEY MARKET FUNDS PROSPECTUS 49

FINANCIAL HIGHLIGHTS (continued)            FOR THE FISCAL YEARS ENDED MARCH 31,
FINANCIAL INFORMATION (CONTINUED)


-------------------------------------------------------------------------------------------------------------------------------
                                                                           U.S. GOVERNMENT SELECT MONEY MARKET FUND
Selected per share data                                            2006         2005         2004         2003         2002
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                   $1.00       $1.00        $1.00        $1.00         $1.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                              0.03        0.01         0.01         0.01          0.03

   Total from Investment Operations                                   0.03        0.01         0.01         0.01          0.03
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                       (0.03)      (0.01)       (0.01)       (0.01)        (0.03)
-------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Paid                                         (0.03)      (0.01)       (0.01)       (0.01)        (0.03)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                         $1.00       $1.00        $1.00        $1.00         $1.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                      3.17%       1.16%        0.62%        1.11%         2.71%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year                        $1,133,339  $1,186,119     $924,881     $979,757      $983,129

   Ratio to average net assets of:

      Expenses, net of waivers and reimbursements                    0.55%       0.55%        0.55%        0.55%         0.55%

      Expenses, before waivers and reimbursements                    0.79%       0.79%        0.79%        0.82%         0.88%

      Net investment income, net of waivers and
         reimbursements                                              3.21%       1.22%        0.61%        1.08%         2.64%

      Net investment income, before waivers and
         reimbursements                                              2.97%       0.98%        0.37%        0.81%         2.31%
-------------------------------------------------------------------------------------------------------------------------------


(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

                    50 NORTHERN MONEY MARKET FUNDS PROSPECTUS

                       THIS PAGE INTENTIONALLY LEFT BLANK


                   NORTHERN MONEY MARKET FUNDS PROSPECTUS 51

FOR MORE INFORMATION


ANNUAL/SEMIANNUAL REPORTS


Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Funds and their policies also is available in the Funds' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).


The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling the Northern Funds Center at 800/595-9111.


TO OBTAIN OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

------------------------------------------------------------

BY TELEPHONE
------------------------------------------------------------

Call 800/595-9111

------------------------------------------------------------

BY MAIL
------------------------------------------------------------

Northern Funds
P.O. Box 75986
Chicago, IL 60675-5986

------------------------------------------------------------

ON THE INTERNET
------------------------------------------------------------

The Funds' documents are available online and may be downloaded from:

- The SEC's Web site at sec.gov (text-only).

- Northern Funds' Web site at northernfunds.com.


You may review and obtain copies of Northern Funds' documents by visiting the SEC's Public Reference Room in Washington, D.C. You also may obtain copies of Northern Funds' documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202/551-8090.


811-08236


                    52 NORTHERN MONEY MARKET FUNDS PROSPECTUS

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                          EMERGING MARKETS EQUITY FUND



                             ENHANCED LARGE CAP FUND


                               GROWTH EQUITY FUND




                               INCOME EQUITY FUND




                        INTERNATIONAL GROWTH EQUITY FUND
                              LARGE CAP VALUE FUND
                               MID CAP GROWTH FUND



                               SELECT EQUITY FUND
                              SMALL CAP GROWTH FUND



                              SMALL CAP VALUE FUND




                                 TECHNOLOGY FUND
                             ARIZONA TAX-EXEMPT FUND
                     CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
                           CALIFORNIA TAX-EXEMPT FUND
                                FIXED INCOME FUND
                      FLORIDA INTERMEDIATE TAX-EXEMPT FUND
                            GLOBAL FIXED INCOME FUND
                          HIGH YIELD FIXED INCOME FUND
                            HIGH YIELD MUNICIPAL FUND
                          INTERMEDIATE TAX-EXEMPT FUND
                     SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
                                 TAX-EXEMPT FUND
                              U.S. GOVERNMENT FUND
                     CALIFORNIA MUNICIPAL MONEY MARKET FUND
                                MONEY MARKET FUND
                           MUNICIPAL MONEY MARKET FUND
                        U.S. GOVERNMENT MONEY MARKET FUND
                    U.S. GOVERNMENT SELECT MONEY MARKET FUND

                                 NORTHERN FUNDS
                                 (THE "TRUST")


     This Statement of Additional Information dated July 31, 2006 (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the Prospectuses dated July 31, 2006, as amended or supplemented from time to time, for the California Municipal Money Market Fund, Money Market Fund, Municipal Money Market Fund, U.S. Government Money Market Fund, U.S. Government Select Money Market Fund (collectively, the "Money Market Funds"), Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Emerging Markets Equity Fund, Enhanced Large Cap Fund, Fixed Income Fund, Florida Intermediate Tax-Exempt Fund, Global Fixed Income Fund, Growth Equity Fund, High Yield Fixed Income Fund, High Yield Municipal Fund, Income Equity Fund, Intermediate Tax-Exempt Fund, International Growth Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Select Equity Fund, Short-Intermediate U.S. Government Fund, Small Cap Growth Fund, Small Cap Value Fund, Tax-Exempt Fund, Technology Fund and U.S. Government Fund (collectively, the "Non-Money Market Funds," and together with the Money Market Funds, the "Funds") of Northern Funds (the "Prospectuses"). Copies of the Prospectuses may be obtained without charge from The Northern Trust Company (the "Transfer Agent") by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800/595-9111. Capitalized terms not otherwise defined have the same meaning as in the Prospectuses.

     The audited financial statements contained in the annual report to the Funds' shareholders for the fiscal year ended March 31, 2006 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated by reference herein. Copies of the annual report may be obtained, upon request and without charge by calling 800/595-9111 (toll-free).


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS ADDITIONAL STATEMENT OR IN THE PROSPECTUSES IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUSES AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUSES DO NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

     An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency. An investment in a Fund involves investment risks, including possible loss of principal. Although each of the Money Market Funds seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

                                      INDEX


                                                                            Page
                                                                            ----
ADDITIONAL INVESTMENT INFORMATION........................................      5
   Classification and History............................................      5
   Investment Objectives and Policies....................................      5
   Special Risk Factors and Considerations Relating to California
      Municipal Instruments, Florida Municipal Instruments and Arizona
      Municipal Instruments..............................................     30
   California Municipal Instruments......................................     30
   Florida Municipal Instruments.........................................     42
   Arizona Municipal Instruments.........................................     45
   Other Information on California, Florida and Arizona Municipal
      Instruments........................................................     46
   Investment Restrictions...............................................     46
   Disclosure of Portfolio Holdings......................................     49

ADDITIONAL TRUST INFORMATION.............................................     50
   Trustees and Officers.................................................     50
   Standing Board Committees.............................................     56
   Trustee Ownership of Fund Shares......................................     57
   Trustee and Officer Compensation......................................     58
   Code of Ethics........................................................     60
   Investment Advisers, Transfer Agent and Custodian.....................     60
   Portfolio Managers....................................................     71
   Proxy Voting..........................................................     82
   Co-Administrators and Distributor.....................................     83
   Service Organizations.................................................     85
   Counsel and Independent Registered Public Accounting Firm.............     86
   In-Kind Purchases and Redemptions.....................................     87
   Redemption Fees and Requirements......................................     87
   Automatic Investing Plan..............................................     87
   Directed Reinvestments................................................     87
   Redemptions and Exchanges.............................................     87
   Retirement Plans......................................................     88
   Expenses..............................................................     88

PERFORMANCE INFORMATION..................................................     89
   Money Market Funds....................................................     89
   Equity and Fixed Income Funds.........................................     90
   General Information...................................................     99

NET ASSET VALUE..........................................................    100

TAXES....................................................................    102
   Federal - General Information.........................................    103
   Federal - Tax-Exempt Information......................................    104
   Taxation of Income from Certain Financial Instruments and PFICs.......    105
   State and Local Taxes.................................................    105
   Special State Tax Considerations Pertaining to the California Funds...    105
   Special State Tax Considerations Pertaining to the Florida
      Intermediate Tax-Exempt Fund.......................................    106
   Special State Tax Considerations Pertaining to the Arizona Tax-Exempt
      Fund...............................................................    107
   Foreign Investors.....................................................    107

DESCRIPTION OF SHARES....................................................    107

FINANCIAL STATEMENTS.....................................................    112

OTHER INFORMATION........................................................    112

APPENDIX A...............................................................    A-1

APPENDIX B...............................................................    B-1

                        ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY

     Northern Funds (the "Trust") is an open-end management investment company. Each Fund is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"), except the Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, Florida Intermediate Tax-Exempt, Global Fixed Income Fund and California Municipal Money Market Funds, which are classified as non-diversified.


     Each Fund is a series of the Trust that was formed as a Delaware statutory trust on February 7, 2000 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust also offers other equity funds, which are not described in this document.


INVESTMENT OBJECTIVES AND POLICIES

     The following supplements the investment objectives, strategies and risks of the Funds as set forth in the Prospectuses. The investment objective of each Fund may be changed without the vote of the majority of the Fund's outstanding shares. Except as expressly noted below, each Fund's investment policies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectuses, each Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by the Investment Advisers to be substantially similar to those of any other investment otherwise permitted by a Fund's investment policies.


     With respect to the Emerging Markets Equity Fund, Enhanced Large Cap Fund, Growth Equity Fund, Income Equity Fund, International Growth Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Select Equity Fund, Small Cap Growth Fund, Small Cap Value Fund, Technology Fund, Fixed Income Fund, Global Fixed Income Fund, High Yield Fixed Income Fund, Short-Intermediate U.S. Government Fund, U.S. Government Fund, U.S. Government Money Market Fund and U.S. Government Select Money Market Fund, to the extent required by the Securities and Exchange Commission ("SEC") regulations, shareholders will be provided with sixty days' notice in the manner prescribed by the SEC before any change in a Fund's policy stated in the Prospectus to invest at least 80% of its net assets in the particular type of investment suggested by its name. With respect to the Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Florida Intermediate Tax-Exempt Fund, High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Tax-Exempt Fund, California Municipal Money Market Fund and Municipal Money Market Fund such Funds' policies to invest at least 80% of their net assets in tax-exempt investments as described are fundamental policies that may not be changed without shareholder approval. For these purposes, "net assets" include the amount of any borrowings for investment purposes and the amount of "net assets" is measured at the time of purchase.



MONEY MARKET FUNDS - California Municipal Money Market Fund, Money Market Fund, Municipal Money Market Fund, U.S. Government Money Market Fund, U.S. Government Select Money Market Fund (the "Money Market Funds")


California Municipal Money Market Fund seeks to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax and California state personal income tax.

Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing only in high-quality money market instruments.

Municipal Money Market Fund seeks to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax by investing primarily in municipal instruments.

U.S. Government Money Market Fund has the same objective as the Money Market Fund but invests at least 80% of its net assets in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises and repurchase agreements relating to such securities.

U.S. Government Select Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

FIXED INCOME FUNDS - Fixed Income Fund, Global Fixed Income Fund, High Yield Fixed Income Fund, High Yield Municipal Fund, Short-Intermediate U.S. Government Fund, U.S. Government Fund (the "Fixed Income Funds")


Fixed Income Fund seeks to provide a high level of current income from bonds and other fixed income securities. The Fund's average maturity is anticipated to range between five and fifteen years. This Fund generally presents greater risk and reward potential than the U.S. Government Fund and the Short-Intermediate U.S. Government Fund.

Global Fixed Income Fund seeks to maximize total return consistent with reasonable risk while investing in securities of issuers located in a number of different countries (one of which may be the U.S.). Total return is comprised of current income and value fluctuations from investing in bonds and other fixed income securities of foreign issuers.

High Yield Fixed Income Fund seeks a high level of current income. In seeking current income, the Fund also may consider the potential for capital appreciation. In pursuing its investment objective, the Fund invests in high yield fixed income instruments.

High Yield Municipal Fund seeks a high level of current income exempt from regular federal income tax.

Short-Intermediate U.S. Government Fund seeks to provide high current income from U.S. government securities. The Fund's dollar-weighted average maturity is anticipated to range between two and five years. It is designed for investors who seek greater principal stability than generally is available from higher yielding corporate bonds.

U.S. Government Fund seeks high current income from U.S. government securities. The Fund's dollar-weighted average maturity is anticipated, under normal market conditions, to range between one and ten years. It is designed for investors who seek greater principal stability than generally is available from higher yielding corporate bonds.


TAX-EXEMPT FUNDS - Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund, Florida Intermediate Tax-Exempt Fund, Intermediate Tax-Exempt Fund, Tax-Exempt Fund (the "Tax-Exempt Funds")


Arizona Tax-Exempt Fund seeks to provide high current income exempt from regular federal income tax and Arizona state personal income tax by investing in municipal instruments with an expected average maturity of ten to thirty years.

California Intermediate Tax-Exempt Fund seeks to provide high current income exempt from regular federal income tax and California state personal income tax by investing in municipal instruments with an expected average maturity of three to ten years.

California Tax-Exempt Fund seeks to provide high current income exempt from regular federal income tax and California state personal income tax by investing in municipal instruments with an expected average maturity of ten to thirty years.

Florida Intermediate Tax-Exempt Fund seeks to provide high current income exempt from regular federal income tax by investing in municipal instruments with an expected average maturity of three to ten years. The Fund intends, but cannot guarantee, that its shares will qualify for exemption from the Florida intangibles tax.

Intermediate Tax-Exempt Fund seeks to provide high current income exempt from regular federal income tax by investing in a broad range of municipal instruments with an expected average maturity of three to ten years.

Tax-Exempt Fund seeks to provide high current income exempt from regular federal income tax by investing in municipal instruments with an expected average maturity of ten to thirty years.


EQUITY FUNDS - Emerging Markets Equity Fund, Enhanced Large Cap Fund, Growth Equity Fund, Income Equity Fund, International Growth Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Select Equity Fund, Small Cap Growth Fund, Small Cap Value Fund, Technology Fund (the "Equity Funds")



Emerging Markets Equity Fund seeks to provide investment results approximating the overall performance of the MSCI Emerging Markets Index(SM).



Enhanced Large Cap Fund seeks long-term growth of capital and dividend income.


Growth Equity Fund seeks to provide long-term capital appreciation by investing mainly in the equity securities of growth companies. It is designed for investors willing to accept above-average price volatility in search of long-term reward.

Income Equity Fund seeks to provide a high current income and, as a secondary objective, longer-term capital appreciation. The Fund invests in convertible and other equity securities.




International Growth Equity Fund seeks to provide long-term capital appreciation. The Fund offers the potential benefits of international diversification to investors willing to accept above-average price volatility while seeking long-term capital appreciation. While subject to additional risks such as currency fluctuations and the higher volatility of foreign securities, this Fund uses diversification in an effort to control risk.

Large Cap Value Fund seeks to provide long-term capital appreciation by investing at least 80% of its net assets in the equity securities of large capitalization companies. Large capitalization companies generally are considered to be those whose market capitalization is, at the time of investment, similar to the market capitalization of the companies in the Standard and Poor's 500(R) Composite Index ("S&P 500 Index"). The Fund invests in companies which the investment team believes are undervalued or overlooked by the market.

Mid Cap Growth Fund seeks to provide long-term capital appreciation by investing at least 80% of its net assets in the equity securities of medium capitalization companies. Medium capitalization companies generally are considered to be those whose market capitalization is, at the time of investment, similar to the market capitalization of the companies in the Russell Midcap(R) Index.




Select Equity Fund is also for the more aggressive investor, seeking to provide long-term capital appreciation by investing principally in common stocks of companies its Investment Adviser believes to have superior growth characteristics. Any income is incidental to this objective.

Small Cap Growth Fund seeks to provide long-term capital appreciation by investing at least 80% of its net assets in the equity securities of small capitalization companies. Small capitalization companies generally are considered to be those whose market capitalization is, at the time of investment, similar to the market capitalization of the companies in the Russell 2000(R) Index.




Small Cap Value Fund seeks to provide long-term capital appreciation; any income is incidental to this objective. The Fund invests at least 80% of its net assets in the equity securities of small capitalization companies. Small capitalization companies generally are considered to be those whose market capitalization is, at the time of investment, similar to the market capitalization of the companies in the Russell 2000 Index.





Technology Fund seeks long-term capital appreciation by investing principally in equity securities and securities convertible into common stock of companies that develop, produce or distribute products and services related to advances in technology. The Fund will, under normal market conditions, invest at least 80% of the value of its net assets in securities of companies principally engaged in technology business activities. An issuer is considered principally engaged in technology business activities if such issuer is classified as such by the Bloomberg Industry Classification or is listed in the NYSE ARCA Tech 100(SM) Index, or any other comparable technology index. Companies engaged in businesses related to the following products and services also are considered by the Investment Adviser to be engaged in technology business activities whether or not they are classified as such or listed in a technology index: industrial and business machines; communications; computer hardware and software and computer services and peripheral products; electronics, electronic media; internet; television and video equipment and services; and satellite technology and equipment; semiconductors and alternative energy. In addition, the Fund may also invest in other technology businesses represented in the NYSE ARCA Tech 100 Index, including but not limited to biotechnology, health care and health care equipment, aerospace and defense, and financial administration.



The NYSE ARCA Tech 100 Index is a price-weighted index of 100 stocks and American Depository Receipts ("ADRs") drawn from several different technology subsectors, including but not limited to: computer hardware and software, semiconductors, telecommunications, electronics, aerospace and defense, health care and health care equipment, biotechnology and financial administration. Changes in the index may occur when the NYSE ARCA Tech 100 Index chooses to modify its index or as mergers, acquisitions and failures dictate. Such changes may happen with fair regularity owing to the fast-changing nature of the technology industries.


     AMERICAN DEPOSITARY RECEIPTS ("ADRS"). To the extent consistent with their respective investment objectives, the Funds may invest in ADRs. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer.

     A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.

     ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. To the extent described in the Prospectuses, the Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made periodically, thus in effect "passing through" such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security's stated maturity may be shortened. In addition, the security's total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

     If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating a Fixed Income Fund's average weighted maturity, the maturity of asset-backed securities will be based on estimates of average life. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

     Asset-backed securities acquired by certain Funds may include collateralized mortgage obligations ("CMOs"). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases CMOs may be highly leveraged and very speculative. The Funds will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

     There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("Ginnie Mae") include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States, which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.


     Mortgage-backed securities issued by the Federal National Mortgage Association ("Fannie Mae") include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Federal Home Loan Mortgage Corporation ("Freddie Mac") include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.


     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Funds' liquidity and value.

     Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

     In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features.


     CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. The portfolio turnover rates for the Select Equity Fund and California Intermediate Tax-Exempt Fund were significantly lower for the fiscal year ended March 31, 2006 than for the prior fiscal year end. The decrease in the portfolio turnover rate for the Select Equity Fund was due to better underlying security performance triggering fewer sell orders. The decrease in the portfolio turnover rate for the California Intermediate Tax-Exempt was due to a strategy change which reduced trading. The portfolio turnover rate for the Fixed Income Fund, Short-Intermediate U.S. Government Fund, and U.S. Government Fund was significantly higher for the fiscal year ended March 31, 2006 than for the prior fiscal year end. The increase in the portfolio turnover rate for the Fixed Income Fund, Short-Intermediate U.S. Government Fund and U.S. Government Fund was due to a more active management of mortgage roll positions.



     The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate. For the fiscal year ended March 31, 2006, the turnover rates for the Funds (except for the Money Market Funds) are as follows:



FUND                                      PORTFOLIO TURNOVER RATE
----                                      -----------------------
Emerging Markets Equity Fund*                        N/A
Enhanced Large Cap Fund                            22.05%
Growth Equity Fund                                 60.23%
Income Equity Fund                                 74.74%
International Growth Equity Fund                   98.16%
Large Cap Value Fund                               33.10%
Mid Cap Growth Fund                               149.57%
Select Equity Fund                                145.09%
Small Cap Growth Fund                             150.83%
Small Cap Value Fund                               31.58%
Technology Fund                                    75.95%
Arizona Tax-Exempt Fund                            28.99%
California Intermediate Tax-Exempt Fund            31.34%


----------

*    The Fund commenced operations on April 25, 2006.

FUND                                      PORTFOLIO TURNOVER RATE
----                                      -----------------------
California Tax-Exempt Fund                         21.04%
Fixed Income Fund                                 416.25%
Florida Intermediate Tax-Exempt Fund               25.09%
Global Fixed Income Fund                           51.11%
High Yield Fixed Income Fund                       69.82%
High Yield Municipal Fund                          12.95%
Intermediate Tax-Exempt Fund                      192.60%
Short-Intermediate U.S. Government Fund           370.67%
Tax-Exempt Fund                                   163.06%
U.S. Government Fund                              386.93%


     COMMERCIAL PAPER, BANKERS' ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $100,000 per depositor per bank.

     Each Fund, including the Money Market Funds to the extent such obligations are U.S. dollar denominated, may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

     Commercial paper purchased by certain Funds may include asset-backed commercial paper. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

     CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     In selecting convertible securities, the investment management team may consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

     The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

     Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

     In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality also are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Fund that invests in convertible securities generally will reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

     CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. The Funds (other than the U.S. Government Select Money Market Fund) may acquire U.S. government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

     EQUITY SWAPS. The Equity Funds may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps also may be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

     A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund's obligations, the Funds and the Investment Adviser believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

     The Funds will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by Standard & Poor's(R) Rating Service ("S&P"), or Fitch Ratings ("Fitch"); or A or Prime-1 or better by Moody's Investors Service, Inc. ("Moody's"), or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization ("NRSRO"). If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

     EUROPEAN DEPOSITARY RECEIPTS ("EDRS"). To the extent consistent with their respective investment objectives and policies, the Funds may invest in EDRs and Global Depository Receipts ("GDRs"). EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.


     FOREIGN CURRENCY TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fixed Income and the Equity Funds are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time.


     When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

     When the investment management team anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the securities held by a Fund create a short position in a foreign currency, a Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. A Fund also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

     In addition, to the extent consistent with its investment objectives, a Fund may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes and may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.

     Liquid assets equal to the amount of a Fund's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund's price to sell the currency or (ii) greater than the Fund's price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if a Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund's price to buy the currency or (ii) lower than the Fund's price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.


     FOREIGN INVESTMENTS - GENERAL. To the extent consistent with its investment policies, each Fund may invest in foreign securities, including bonds and other fixed income securities of foreign issuers. Foreign bonds and fixed income securities purchased by the Money Market Funds must be U.S. dollar-denominated. The Global Fixed Income, Emerging Markets Equity and International Growth Equity Funds intend to invest a substantial portion of their assets in foreign securities. In addition, the Fixed Income, Enhanced Large Cap, Growth Equity, High Yield Fixed Income, Income Equity, Large Cap Value, Mid Cap Growth, Select Equity, Small Cap Growth, Small Cap Value and Technology Funds are permitted to invest a substantial portion of their assets in such securities. Foreign fixed income securities may include eurodollar convertible securities, which are fixed income securities that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer. The Money Market Funds also may invest in dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies, instrumentalities or sponsored enterprises, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations (such as the European Coal and Steel Community) designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.


     Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund to the extent that it invests in foreign stocks. The holdings of the Funds, to the extent that they invest in fixed income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

     There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S.


     To the extent consistent with their investment objective and policies the Fixed Income Fund, Global Fixed Income Fund, High Yield Fixed Income Fund, Money Market Fund and each Equity Fund may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by United States entities or citizens.






     Although a Fund (other than the Money Market Funds) may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund's net asset value ("NAV") to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund's total assets, adjusted to reflect a Fund's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, a Fund will be more susceptible to the risk of adverse economic and political developments within those countries.



     A Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, the respective net currency positions of the Emerging Markets Equity Fund, Global Fixed Income Fund and International Growth Equity Fund (the "International Funds") may expose them to risks independent of their securities positions. Although the net long and short foreign currency exposure of the International Funds will not exceed their respective total asset values, to the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.


     Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See "Taxes".


     Investors should understand that the expense ratios of the International Funds can be expected to be higher than those Funds investing primarily in domestic securities. The costs attributable to investing abroad usually are higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.





     Certain Funds may invest a significant percentage of their assets in the securities of issuers located in geographic regions with securities markets that are highly developed, liquid and subject to extensive regulation, including Japan. Japan's economy grew substantially after World War II. More recently, however, Japan's economic growth has been substantially below the level of earlier decades, and its economy has experienced periods of recession. Japan has also experienced stagnant consumer demand and higher unemployment rates. In response to these conditions, Japan has attempted to implement changes regarding high wages and taxes, currency valuations, structural rigidities, political reform and the deregulation of its economy. These initiatives have, however, resulted in notable uncertainty and loss of public confidence. In recent years, the credit rating of Japanese government debt has been downgraded as concern increased regarding the slow progress in implementing effective structural economic reform.


     Japan's economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. The recent increases in the price of crude oil, a substantial rise in other commodity prices, or a fall-off in Japan's manufactured exports, may affect Japan's economy adversely. In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. Japan's banking industry has suffered from non-performing loans, low real estate values and lower valuations of securities holdings. Many Japanese banks have required public funds to avert insolvency. In addition, large amounts of bad debt have prevented banks from expanding their loan portfolios despite low discount rates.

     The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights also are not always enforced.

     The common stock of many Japanese companies historically has traded at high price-earnings ratios. Differences in accounting methods, interest rates and inflation have made it difficult to compare the earnings and price-earnings ratios of Japanese companies with those of companies in other countries, especially the United States. In addition, Japan's relatively high degree of equity security cross-holdings between banks and corporations sometimes distorts supply/demand conditions of certain securities. Such distortions may lead to higher price-earnings ratios in Japan than in other countries, although more recently the degree of such security cross-holdings has begun to diminish.


     FOREIGN INVESTMENTS - EMERGING MARKETS. As noted in the Prospectus, the Emerging Markets Equity Fund invests its assets primarily in countries with emerging economies or securities markets. The Fixed Income, Global Fixed Income and High Yield Fixed Income Funds, and, to the extent permitted by their investment policies, the Equity Funds, may also invest in countries with emerging economies or securities markets. These countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa.



     The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.



     Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.



     Certain emerging market countries may have antiquated legal systems, which may adversely impact the Funds. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations.



     Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.



     Certain emerging countries may restrict or control foreign investments in their securities markets. These restrictions may limit a Fund's investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.



     Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following:
(i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies;
(iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Emerging Markets Equity Fund may invest and adversely affect the value of the Fund's assets. A Fund's investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.



     A Fund may invest in former "east bloc" countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries' attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.



     The economies of emerging countries may suffer from unfavorable growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

     The Emerging Markets Equity Fund's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See "Taxes."



     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.



     The Emerging Markets Equity Fund invests primarily in the equity securities included in the MSCI Emerging Markets Index. As of June 30, 2006, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.



     Countries in which the Emerging Markets Equity Fund may also invest (to the extent permitted by its investment policies) include, but are not limited to:
Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Luxembourg, Malaysia, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela.



     Countries in which the Funds may invest (to the extent permitted by their investment policies) include, but are not limited to: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Colombia, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela.


     FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed-delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party.

     A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

     When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of the Fund's purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Fund's average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

     FUTURES CONTRACTS AND RELATED OPTIONS. Each Fund, except the Money Market Funds, may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, to seek to increase total return, or for liquidity management purposes.

     The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining their qualifications as regulated investment companies for federal income tax purposes.

     When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchase of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

     Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the "NFA") nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's (the "CFTC") regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, a Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

     In connection with a Fund's position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

     For a further description of futures contracts and related options, see Appendix B to this Additional Statement.

     ILLIQUID OR RESTRICTED SECURITIES. Each Money Market Fund may invest up to 10% (15% for Fixed Income and Equity Funds) of its net assets in securities that are illiquid. The Funds may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

     INSURANCE FUNDING AGREEMENTS. An insurance funding agreement ("IFA") is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to a Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent.

     INTEREST RATE SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, INTEREST RATE FLOORS, CAPS AND COLLARS AND CURRENCY SWAPS. The Funds, except the Money Market Funds, may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events. The Funds, except for the Money Market Funds, also may enter into currency swaps, which involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies.

     Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive if any. In contrast, other transactions involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Fund under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Fund and its Investment Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.


     Except for the High Yield Fixed Income Fund and the High Yield Municipal Fund (which are not subject to any minimum rating criteria), a Fund will not enter into a total rate of return, credit, currency or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P or Fitch, or A or Prime-1 or better by Moody's or a comparable rating from another organization that is recognized as an NRSRO or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market. The use of interest rate, total rate of return, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.


     INVESTMENT COMPANIES. With respect to the investments of the Funds in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Fund, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or
(b) (i) not more than 5% of the value of the total assets of a Fund will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Pursuant to an exemptive order, these limits will not apply to the investment of securities lending collateral by the Funds in certain investment company portfolios advised by Northern Trust. In addition, pursuant to the exemptive order, the Funds may invest their uninvested cash balances in shares of affiliated money market portfolios to the extent that a Fund's aggregate investment of such balances in such portfolios does not exceed 25% of the Fund's total assets. Investments by the Funds in other investment companies, including exchange-traded funds ("ETFs"), will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Generally, these terms and conditions require the Board to approve policies and procedures relating to certain of the Funds' investments in ETFs. These policies and procedures require, among other things, that (i) the Investment Advisers conduct the Funds' investment in ETFs without regard to any consideration received by the Funds or any of their affiliated persons and (ii) the Investment Advisers certify to the Board quarterly that they have not received any consideration in connection with an investment by the Funds in an ETF, or if it has, the amount and purpose of the consideration will be reported to the Board and an equivalent amount of advisory fees shall be waived by the Investment Advisers.


     Certain investment companies whose securities are purchased by the Funds may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

     If required by the 1940 Act, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

     A Fund may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policy and restrictions as the Fund. However, each Fund currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

     As noted in their Prospectus, the Equity Funds may invest in iShares(SM), Standard & Poor's Depositary Receipts ("SPDRs") and similar securities of other investment companies, subject to the restrictions set forth above.

     iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International ("MSCI") indices for various countries and regions. iShares are listed on a national securities exchange (an "exchange"), and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the exchange on which they are listed. However, iShares have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund's shares also could be substantially and adversely affected and a Fund's ability to provide investment results approximating the performance of securities in a designated index could be impaired. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.



     SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on an exchange). The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (i) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500 Index (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities and (iii) a cash payment or credit ("Balancing Amount") designed to equalize the NAV of the S&P 500 Index and the NAV of a Fund Deposit.


     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, a Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, a Fund will receive Index Securities and cash identical to the Fund Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

     LOAN PARTICIPATIONS. The High Yield Fixed Income Fund may invest in loan participations. Such loans must be to issuers in whose obligations the High Yield Fixed Income Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, often banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

     Participation interests acquired by the High Yield Fixed Income Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When the High Yield Fixed Income Fund acts as co-lender in connection with a participation interest or when the High Yield Fixed Income Fund acquires certain participation interests, the High Yield Fixed Income Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the High Yield Fixed Income Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the High Yield Fixed Income Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the High Yield Fixed Income Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the High Yield Fixed Income Fund also may be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the High Yield Fixed Income Fund normally will be regarded as illiquid.

     For purposes of certain investment limitations pertaining to diversification of the High Yield Fixed Income Fund's portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the High Yield Fixed Income Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the High Yield Fixed Income Fund and the borrower will be deemed issuers of a loan participation.


     MISCELLANEOUS. Securities may be purchased on margin only to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities. Certain Funds, may, however, make short sales against the box.

     MORTGAGE DOLLAR ROLLS. The Funds, except for the Money Market Funds, may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

     For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as financing transactions.

     Mortgage dollar rolls involve certain risks, including the following situation. If the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument that a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser's ability to manage a Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

     MUNICIPAL INSTRUMENTS. Opinions relating to the validity of municipal instruments and to federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

     Municipal instruments generally are issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They also are issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds also are issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities.

     State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

     Municipal instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond usually is directly related to the credit standing of the private user of the facility involved.

     Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be canceled.

     The Funds also may invest in "moral obligation" bonds, which normally are issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


     Municipal bonds with a series of maturity dates are called serial bonds. The Money Market Funds, Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, Florida Intermediate Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt and Tax-Exempt Funds may purchase serial bonds and other long-term securities provided that it has a remaining maturity meeting the Funds' maturity requirements. The Funds also may purchase long-term variable and floating rate bonds (sometimes referred to as "put bonds") where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at a par at least every thirteen months. Put bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Fund might hold long-term put bonds on which defaults occur following acquisition by the Fund.



     The Funds may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Funds, except for the Emerging Markets Equity Fund, also may purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular federal income tax. Certificates of participation are a type of floating or variable rate of obligation that represents interests in a pool of municipal obligations held by a bank.


     An issuer's obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of municipal instruments for investment by the Tax-Exempt Funds and the Municipal Money Market, California Municipal Money Market and High Yield Municipal Funds (the "Municipal Funds") and the Funds' liquidity and value. In such an event, the Board of Trustees would reevaluate the Funds' investment objectives and policies and consider changes in their structure or possible dissolution.

     Certain of the municipal instruments held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually will be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. A Fund may invest more than 25% of its total assets in municipal instruments covered by insurance policies.

     Municipal instruments purchased by the Funds may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. A change in the credit quality of these banks and financial institutions could, therefore, cause loss to a Fund that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.

     The Funds may invest in municipal leases, which may be considered liquid under guidelines established by the Trust's Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under guidelines approved by the Trust's Board of Trustees, also will consider marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.


     Currently, it is not the intention of the High Yield Municipal Fund, Intermediate Tax-Exempt Fund, Municipal Money Market Fund and Tax-Exempt Funds to invest more than 25% of the value of their total assets in municipal instruments whose issuers are located in the same state.



     OPTIONS. To the extent consistent with its investment objective and policies, each Fund, except for the Money Market Funds, may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities ("yield curve options") and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.


     Options trading is a highly specialized activity, which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

     The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if a Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.

     All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if a Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

     With respect to yield curve options, a call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option generally is limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

     A Fund's obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

     When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.


     There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


     REAL ESTATE INVESTMENT TRUSTS. The Fixed Income and Equity Funds may invest in equity real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in commercial real estate properties. Investments in REITs may subject the Fund to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trusts. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs also are subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Code, and to maintain exemption from the 1940 Act. As a shareholder in a REIT, a Fund would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses the Fund bears directly in connection with its own operations.

     RELATIVE VALUE APPROACH. In buying and selling securities for the Fixed Income Funds, the investment management team uses a relative value approach. This approach involves an analysis of economic and market information, including economic growth rates, interest and inflation rates, deficit levels, the shape of the yield curve, sector and quality spreads and risk premiums. It also involves the use of proprietary valuation models to analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and particular types of securities that the team believes will provide a favorable return in light of these risks.

     REPURCHASE AGREEMENTS. Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is unenforceable.

     REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Funds will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Funds will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.


     RISKS RELATED TO SMALL COMPANY SECURITIES. While the Investment Advisers believe that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Small cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies and may have a greater sensitivity to changing economic conditions. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund's portfolio. Generally, the smaller the company size, the greater these risks.



     The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the NAV of a Fund's shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.


     The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when a Fund purchases thinly traded stock) and the effect of the "bid-ask" spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.


     RISKS RELATED TO MEDIUM AND LOWER QUALITY SECURITIES. To the extent consistent with their investment objectives and policies, the Funds may invest in medium and lower quality securities. Investments in medium and lower quality securities present special risk considerations. Medium quality securities, although considered investment grade, also are considered to have speculative characteristics. Lower quality securities are considered predominately speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standard. While any investment carries some risk, certain risks associated with lower quality securities are different than those for investment-grade securities. The risk of loss through default is greater because lower quality securities usually are unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund's NAV per share.


     There remains some uncertainty about the performance level of the market for lower quality securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower quality securities held in the portfolio of investments.

     The economy and interest rates can affect lower quality securities differently than other securities. For example, the prices of lower quality securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher quality investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

     The market value of lower quality securities tends to reflect individual corporate developments to a greater extent than that of higher quality securities, which react primarily to fluctuations in the general level of interest rates. Lower quality securities are often issued in connection with a corporate reorganization or restructuring or as a part of a merger, acquisition, takeover or similar event. They also are issued by less established companies seeking to expand. Such issuers are often highly leveraged, may not have available to them more traditional methods of financing and generally are less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse economic developments or business conditions.

     A holder's risk of loss from default is significantly greater for lower quality securities than is the case for holders of other debt securities because such securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund also may incur additional expenses in seeking recovery on defaulted securities. If an issuer of a security defaults, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as a Fund's NAV. In general, both the prices and yields of lower quality securities will fluctuate.


     The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for high yield fixed income securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

     In certain circumstances, it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated convertible securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

     The ratings of S&P, Dominion Bond Rating Service Limited ("Dominion"), Moody's and Fitch evaluate the safety of a lower-rated security's principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Adviser performs its own analysis of the issuers whose lower-rated securities the Funds purchase. Because of this, a Fund's performance may depend more on its Investment Adviser's credit analysis than is the case of mutual funds investing in higher-rated securities.

     In selecting lower-rated securities, the Investment Adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Fund's investment portfolio. The Investment Adviser monitors the issuers of lower-rated securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

     SECURITIES LENDING. Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or (except for the U.S. Government Money Market Fund, U.S. Government Select Money Market Fund, U.S. Government Fund and Short-Intermediate U.S. Government Fund) irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and a Fund is responsible for any loss that may result from its investment in borrowed collateral. A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.


     SHORT SALES AGAINST-THE-BOX. The High Yield Fixed Income Fund and the Equity Funds, except for the Emerging Markets Equity Fund, may engage in short sales "against-the-box." In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to deliver the identical security. The seller does not immediately return the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is "against the box" to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If a Fund sells securities short against the box, it may protect itself from loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

     STANDBY COMMITMENTS. The Tax-Exempt Funds and Municipal Funds may enter into standby commitments with respect to municipal instruments held by them, respectively. Under a standby commitment, a dealer agrees to purchase at the Fund's option a specified municipal instrument. Standby commitments may be exercisable by the Tax-Exempt Funds and High Yield Municipal Fund at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.

     The Tax-Exempt Funds and Municipal Funds expect that standby commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Tax-Exempt Funds and High Yield Municipal Fund may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by the Tax-Exempt Funds and High Yield Municipal Fund will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each standby commitment is acquired.


     The Tax-Exempt Funds and Municipal Funds intend to enter into standby commitments only with dealers, banks and broker-dealers which, in the Investment Adviser's opinion, present minimal credit risks. The Tax-Exempt Funds and High Yield Municipal Fund will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining NAV. Accordingly, where the Tax-Exempt Funds and High Yield Municipal Fund pay directly or indirectly for a standby commitment, the Funds' costs will be reflected as an unrealized loss for the period during which the commitment is held by the Tax-Exempt Funds and High Yield Municipal Fund and will be reflected as unrealized loss for the period during which the commitment is held by the Tax-Exempt Funds and the High Yield Municipal Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.



     STOCK INDICES. The S&P 500 Index is a market value-weighted index consisting of 500 common stocks which are traded on the New York Stock Exchange, American Stock Exchange and the Nasdaq National Market System and selected by the Standard & Poor's Corporation ("Standard & Poor's") through a detailed screening process starting on a macro-economic level and working toward a micro-economic level dealing with company-specific information such as market value, industry group classification, capitalization and trading activity. Standard & Poor's primary objective for the S&P 500 Index is to be the performance benchmark for the U.S. equity markets. The companies chosen for inclusion in the S&P 500 Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected by Standard & Poor's for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular.



     As of June 30, 2006, the approximate market capitalization range of the companies included in the S&P 500 Index was between $502 million and $371.2 billion.



     The S&P/Citigroup Value Index is a market capitalization weighted index derived from the S&P 500, which represents those companies with higher book-to-price ratios. The companies in the index generally have lower price-to-earnings ratios, higher dividend yields, and lower historical earnings growth. As of June 30, 2006, the average market capitalization range of the companies included in the S&P/Citigroup Value Index was between $683 million and $371 billion.


     The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

     The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.


     The Russell 2000(R) Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. As of June 30, 2006, the average market capitalization range of the companies included in the Russell 2000 Growth Index was between $83 million and $2.3 billion.



     The Russell 2000(R) Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. As of June 30, 2006, the average market capitalization range of the companies included in the Russell 2000 Value Index was between $83 million and $2.3 billion.

     The Russell 3000 Index is an unmanaged index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market as of June 30, 2006.



     The Russell Midcap(R) Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book and higher forecasted growth values. As of June 30, 2006, the average market capitalization range of the companies included in the Russell Midcap Growth Index was between $1.7 billion and $16.5 billion.



      The MSCI EAFE(R) Index (Europe, Australasia, Far East) ("MSCI EAFE Index") is an unmanaged, market-value weighted index that tracks changes in the equity markets of 21 developed countries outside of North America, specifically in Europe, Australasia and the Far East. As of June 30, 2006, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.



     The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 30, 2006 the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.



     The Emerging Markets Equity Fund is not sponsored, endorsed, sold or promoted by MSCI, any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI Index (collectively, the "MSCI Parties"). The MSCI Indices are the exclusive property of MSCI. MSCI and MSCI Index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Northern Trust. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or owners of this financial product or any other person or entity regarding the advisability of investing in the Emerging Markets Equity Fund or the ability of any MSCI Index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI Indices which are determined, composed and calculated by MSCI without regard to the Emerging Markets Equity Fund or the issuer or shareholders of the Emerging Markets Equity Fund or any other person or entity. None of the MSCI Parties has any obligation to take the needs of the Trust or shareholders of the Emerging Markets Equity Fund or any other person or entity into consideration in determining, composing or calculating the MSCI Indices. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or number of shares of the Emerging Markets Equity Fund to be issued or in the determination or calculation of the equation by or the consideration into which the Emerging Markets Equity Fund is redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or shareholders of the Emerging Markets Equity Fund or any other person or entity in connection with the administration, marketing or offering of the Emerging Markets Equity Fund.



     Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indices from sources that MSCI considers reliable, none of the MSCI Parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI Index or any data included therein. None of the MSCI Parties makes any warranty, express or implied, as to results to be obtained by the issuer of the Emerging Markets Fund, owners of the Emerging Markets Equity Fund, or any other person or entity, from the use of any MSCI Index or any data included therein. None of the MSCI Parties shall have any liability for any errors, omissions or interruptions of or in connection with any MSCI Index or any data included therein. Further, none of the MSCI Parties makes any express or implied warranties of any kind, and the MSCI Parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each MSCI Index and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.



      The NYSE ARCA Tech 100 Index is a price-weighted index comprised of 100 stocks and ADRs of technology-related companies listed on U.S. stock exchanges that produce or deploy innovative technologies in the conduct of their businesses. Subsectors in the Index include but are not limited to: computer hardware and software, semiconductors, telecommunications, electronics, aerospace and defense, health care and health care equipment, biotechnology and financial administration.


     The Merrill Lynch All U.S. Convertibles Index is an unmanaged index consisting of convertible securities of all investment grades.

     STRIPPED SECURITIES. To the extent consistent with its investment policies, each Fund, including the U.S. Government Select Money Market Fund to the extent such stripped securities are Treasury Department strips, may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "Separate Trading of Registered Interest and Principal of Securities" or "STRIPS." The Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.


     Other types of stripped securities may be purchased by the Funds (except the U.S. Government Select Money Market Fund), including stripped mortgage-backed securities ("SMBS"). SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest generally are higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the NAV per share.


     SUPRANATIONAL BANK OBLIGATIONS. Each Fund, to the extent consistent with its investment policies, may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.


     TRACKING VARIANCE. As discussed in its Prospectus, the Emerging Markets Equity Fund is subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by the Emerging Markets Equity Fund and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform the Emerging Markets Equity Fund's holdings to its investment objective. Tracking variance also may occur due to factors such as the size of the Emerging Markets Equity Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Fund's designated index or the manner in which the index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Emerging Markets Equity Fund. In addition, tracking risks tends to be magnified for emerging markets funds that attempt to track an index because of increased transactional and custodial costs associated with investments in emerging markets, the use of fair value pricing to price the Emerging Markets Equity Fund's assets, and the lower trading volume and lesser liquidity associated with emerging markets investments. For these reasons, the tracking variance of the Emerging Markets Equity Fund is expected to be greater than other types of funds that seek to track an index. Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of a Fund is not comparable to the performance of its designated index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in the Emerging Markets Equity Fund's performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Emerging Markets Equity Fund's investment objective.


     U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and the Maritime Administration.


     Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

     To the extent consistent with their respective investment objectives, the Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all U.S. government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.



     VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as put bonds) where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and also includes leveraged inverse floating rate instruments ("inverse floaters").


     With respect to the variable and floating rate instruments that may be acquired by the Funds, the investment management team will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Funds' quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

     The Money Market Funds will invest in variable and floating rate instruments only when the Investment Adviser deems the investment to involve minimal credit risk. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of the purchase to rated instruments that may be purchased by the Funds. In determining weighted average portfolio maturity, an instrument may, subject to the SEC's regulations be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Variable and floating rate instruments eligible for purchase by the Fund include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

     Variable and floating rate instruments that may be purchased by the Funds include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate, and leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Funds may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Advisers to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Funds.

     Variable and floating rate instruments including inverse floaters held by a Fund will be subject to the Fund's limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

     WARRANTS. The Fixed Income, High Yield Fixed Income and Equity Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

     YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Funds may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Dominion, Moody's, and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this Additional Statement.

     Subject to the limitations stated in the Prospectuses, if a security held by a Fund undergoes a rating revision, the Fund may continue to hold the security if the Investment Adviser determines such retention is warranted.


     ZERO COUPON AND CAPITAL APPRECIATION BONDS AND PAY-IN-KIND SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.


     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.


     Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.


SPECIAL RISK FACTORS AND CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL INSTRUMENTS, FLORIDA MUNICIPAL INSTRUMENTS AND ARIZONA MUNICIPAL INSTRUMENTS.

     Some of the risk factors relating to investments by the California Intermediate Tax-Exempt, California Tax-Exempt, Florida Intermediate Tax-Exempt and Arizona Tax-Exempt Funds in California, Florida, and Arizona municipal instruments are summarized below. This summary does not purport to be a comprehensive description of all relevant factors. Although the Trust has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by the Trust. Rather, the information presented herein with respect to California municipal instruments was culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California available as of the date of this Additional Statement and, with respect to the Florida Intermediate Tax-Exempt and Arizona Tax-Exempt Funds, the information is derived principally from official statements relating to issues of Florida and Arizona municipal instruments released prior to the date of this Additional Statement. Further, any estimates and projections presented herein should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

CALIFORNIA MUNICIPAL INSTRUMENTS

GENERAL


     Following several years of very strong growth in the late 1990's, which produced large State revenue surpluses, the State's financial condition started to worsen since the start of 2001, with the combination of a mild statewide economic recession (but with a severe downturn in the high technology sector centered in the San Francisco Bay Area) and a dramatic decline in revenue from capital gains and stock option activity resulting from the decline in stock market levels after mid-2000. Over several years, revenues proved to be substantially lower than projections, largely because of continued weakness in the economy and stock markets. This resulted in an accumulated budget deficit by June 30, 2003 estimated at over $10 billion, and caused a severe cash shortage.






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


     Since 2004 the State's economy has recovered well, with job growth in both Southern and Northern California. The State economy has generally mirrored the national economy. Housing construction and resale markets were particularly strong, particularly while interest rates were low, but these markets have slowed since the start of 2006. The Governor's Administration predicts continued, but slower, economic growth in 2006 and 2007.






     Positive economic results, and particularly the resurgence of income tax receipts from capital gains and stock option activity in the past year as a result of rising stock markets, have resulted in State revenues exceeding projections for two years in a row. Spending cuts had also been made in successive years, along with use of internal and external loans and one-time measures, to balance the budgets in recent years. The Administration now projects that the State General Fund will end the current fiscal year at June 30, 2006 with a budgetary fund balance (reserve) of $9.0 billion. Nevertheless, ongoing program obligations still exceed baseline revenues (a "structural budget gap") and the 2006-07 budget will be balanced only by applying a large part of the accumulated reserve. Budget gaps are projected to recur in future years, which will require additional expenditure reductions or revenue increases.



     In May, 2006, the Legislature enacted a package of measures to provide an estimated $116 billion for a "Strategic Growth Plan," which had been proposed by the Governor in January, 2006. This package included four bond measures totaling about $37.3 billion to appear on the November 2006 ballot, to provide funding for transportation, education, housing and flood control and levee repairs.


     The expenditure reductions and budget pressures in recent years on the State budget have resulted in continuing fiscal pressures on local governments throughout the State. As part of the 2004-05 State budget, the Governor reached an agreement to borrow $1.3 billion for each of two years, to be repaid after the 2005-06 fiscal year, from cities, counties, redevelopment agencies and other districts, in return for a constitutional amendment which would severely restrict such borrowings in the future. Several years of budget borrowing from transportation funds have left many State and local transportation construction projects without adequate funds.

ECONOMIC FACTORS


     California's economy is the largest among the 50 states and one of the largest 5 or 6 in the world. The State's population of about 37 million (July 1, 2005 estimate) represents about 12-1/2% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in the early 1990's due to a serious economic recession. For the decade of the 2000s, growth has returned to between 1 and 1.5 percent annually since 1997. The bulk of population growth in the State is due to births and foreign immigration.



     Total personal income in the State, at an estimated $1,338 billion in 2005, accounts for about 13% of all personal income in the nation. Total civilian employment was over 16.8 million in 2005, the majority of which is in the service, trade and manufacturing sectors.


     California began a period of strong economic growth in 1994 in virtually all sectors, particularly in high technology manufacturing and services, including computer software and other services, entertainment, tourism, and construction, and also with very strong growth in exports. The California economy outpaced the nation during this period. By the end of 2000, unemployment in the State had dropped to under 5%, its lowest level in three decades. In 2001, the State finally showed the impact of the nationwide economic slowdown, coupled with a cyclical downturn in the high technology sector (including Internet-related businesses) and entered a mild recession. International trade also slowed between 2001 and 2003 reflecting weakness in overseas economies (particularly in Asia). Job losses were concentrated in the San Francisco Bay Area, particularly in high technology industries; economic conditions have been better in other parts of the State.


     Statewide, modest job growth resumed in the second half of 2003 and has continued through 2005. Nonfarm payroll employment in 2005 was about 1.5 percent higher than in 2004. The unemployment rate in 2005, averaging 5.4 percent, was the lowest in four years, and almost one percent lower than 2004. Most significantly, in 2005 economic growth in San Francisco Bay Area was at almost the same level as in Southern California. Personal income also showed strong growth, with a 6.0 percent gain in 2005 as compared to the year earlier. Residential construction and existing home sales remained strong in 2004 and the first three quarters of 2005, in part due to low interest rates, but new housing permits issued, and existing home sales slowed in the last quarter of 2005 and into 2006, indicating a cooling of the housing market. After several weak years, nonresidential construction grew more strongly in 2004 and 2005. Exports through California ports reversed their declines of several years and showed year-over-year increases in 2003, 2004 and 2005. In May, 2006, the State Department of Finance projected continued growth in the economy in 2006 and 2007, but at a more moderate rate than in the prior two years. California's economic growth will remain tied to the overall national economy.

CONSTITUTIONAL LIMITATIONS ON TAXES, OTHER CHARGES AND APPROPRIATIONS

     Limitation on Property Taxes. Certain California Debt Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

     Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

     Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax."

     Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

     Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

     Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

     In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

     The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.

     Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

     Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations to comply with mandates of courts or the federal government, (3) appropriations for certain capital outlay projects,
(4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

     The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.


     "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990's because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. Because of extraordinary revenue receipts in fiscal year 1999-2000, State appropriations were estimated to be about $975 million above the limit. However, since the State was $2.1 billion below its limit in fiscal year 2000-01, resulting in no excess over the two-year period, no refunds were made. 1999-2000 was the only fiscal year since the late 1980's when State appropriations were above the limit. The State Department of Finance estimates the State was about $11.1 billion below the limit in 2004-05, and will be about $15.2 billion below its limit in 2005-06 and $15.9 billion below the limit in 2006-07.


     Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California Debt Obligations or on the ability of the State or local governments to pay debt service on such California Debt Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

OBLIGATIONS OF THE STATE OF CALIFORNIA


     Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of May 1, 2006, the State had outstanding approximately $36.5 billion of long-term general obligation bonds and $7.8 billion of lease-purchase debt supported by the State General Fund. The State also had about $11.9 billion of general obligation bonds which were supported by other revenues, including economic recovery bonds payable from a special sales tax. As of May 1, 2006 the State had about $31.7 billion of authorized and unissued General Fund-supported long-term general obligation bonds and $2.9 billion of authorized and unissued lease-purchase debt. In the 2004-05 fiscal year, debt service on General Fund-supported general obligation bonds and lease purchase debt was approximately 4.85% of General Fund revenues. See also "Bond Ratings" below.



OBLIGATIONS OF STATE AGENCIES



     A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the State's General Fund and carry different ratings than the State's general obligation bonds. The State's Department of Water Resources has been one of the largest issuers of revenue bonds in recent years, with over $13 billion of outstanding bonds secured by power and water users. The California Housing Finance Agency has issued over $7 billion of bonds secured by mortgage loans made for single family and multi-family housing units. None of these revenue bonds is backed by the State's faith and credit or taxing power.


RECENT FINANCIAL RESULTS


     The principal sources of General Fund tax revenues in 2004-05 were the California personal income tax (52 percent of total tax revenues), the sales and use tax (31 percent), and the corporation tax (11 percent). A large portion of personal income tax receipts was derived from capital gains realizations and stock option income. While these sources were extraordinarily strong in the late 1990's and 2000, they are particularly volatile. The Department of Finance has projected that this source of revenue dropped from $17.6 billion, or 25% of all General Fund revenues in 1999-2000 to $5.2 billion, or 7% in 2001-02; this represents the bulk of the total General Fund revenue shortfall in this period. This source was projected to increase to about 13.2% of General Fund revenues in 2005-06 and about 13.6% in 2006-07.

     The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.


     Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).



     The substantial declines in the stock markets have adversely affected the earnings of State pension funds, and have created unfunded future pension liabilities, where there had been surpluses several years ago. The State's annual contributions to the Public Employee's Retirement System have increased from $157 million in the 2000-01 fiscal year to $2.4 billion in the 2005-06 fiscal year. The State will pay about $895 million in the 2005-06 fiscal year for "pay as you go" funding for health benefits for retired State employees. Starting in fiscal year 2007-08, accounting rules will require the State to estimate the actuarial cost of this future liability; the State has not computed this liability to date. Once an actuarial estimate is made, the State's credit ratings may be affected if the State does not reduce or manage the unfunded liability.


Balanced Budget Amendment


     On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the "Balanced Budget Amendment," which will affect future State budgeting procedures. This amendment was linked to Proposition 57, also approved by the voters, which authorized issuance of $15 billion of long-term general obligation bonds, additionally secured by a 1/4 cent increment of the State's sales tax, which can be used to eliminate the accumulated budget deficits through June 30, 2004 and certain additional obligations incurred by the State.


     The Balanced Budget Amendment will require the Legislature, starting in the 2004-05 fiscal year, to enact a budget bill in which General Fund expenditures do not exceed estimated General Fund revenues and available reserves After passage of the budget act, if the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor may declare a fiscal emergency, and propose legislation to address the emergency. The Legislature would be called in to special session to address this proposal. If the Legislature failed to send legislation to the Governor to address the fiscal emergency within 45 days, it would be prohibited from acting on any other bills or adjourning until fiscal legislation is passed.


     The Amendment also creates a special reserve called the Budget Stabilization Account in the State General Fund. Beginning in the 2006-07 fiscal year, a portion of estimated annual General Fund revenues would be transferred by the Controller into the Account not later than September 30 of each year. The transfer begins at 1 percent of revenues, and increases annually to reach a level of 3 percent. (The initial transfer of about $944 million in September 2006 is included in the Governor's proposed budget for 2006-07.) The transfers would continue until the Budget Stabilization Account reaches a balance of the greater of $8 billion or 5 percent of General Fund revenue. Moneys in the Account may be used to make up for unexpected budget imbalances, but will then have to be replenished with future transfers until the target level is reached. The annual transfer can be suspended by the Governor by an executive order issued not later than June 1 of the preceding fiscal year. The Amendment requires that one half of the Budget Stabilization Account deposits, up to an aggregate of $5 billion, shall be transferred to the State Treasurer to provide for early redemption of the economic recovery bonds approved by Proposition 57.


     A final provision of the Amendment will prohibit future long-term bond issuances for the purpose of funding budget deficits, once the bonds authorized by Proposition 57 are issued. Short term borrowing for cash flow management will continue to be authorized.

State-Local Fiscal Relations

     In November, 2004, voters approved Proposition 1A, which made significant changes in the fiscal relationship between the State and local governments. In return for a $2.6 billion contribution to State budgets in the 2004-05 and 2005-06 fiscal years, Proposition 1A prohibits the State from accessing local governments' property tax, sales tax and vehicle license fee revenues except under limited circumstances. Starting in the 2008-09 fiscal year the State can borrow up to 8 percent of local property tax revenues but only if the Governor declares a fiscal hardship and with 2/3 approval of each house of the Legislature. This amount must be repaid within three years, and such borrowing can only be done twice in any ten-year period. Proposition 1A also strengthens requirements for the State to reimburse local governments if it enacts certain kinds of laws which mandate increased local spending.

Proposition 1A is intended to produce greater certainty for local governments, but will reduce the State's options for dealing with budget shortfalls in the future.


Recent Budgets Prior to 2004-05



     The economy, and especially the stock markets, grew strongly during the second half of the 1990's, and as a result, the General Fund took in substantially greater tax revenues (an aggregate of more than $20 billion over the six fiscal years 1995-96 through 2000-01) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. In 1998-99 through 2000-01, new spending programs were also enacted, particularly for education, new capital outlay projects were funded from current receipts, and significant tax reductions were enacted. The Department of Finance estimates that the State's budget reserve (the SFEU) reached a high point of $8.7 billion at June 30, 2000. In the ensuing three years, the combination of continuing high spending levels and substantially reduced revenues resulting from the economic slowdown and stock market decline brought the estimated balance of the SFEU to a negative $8.6 billion by June 30, 2003.



     The growth in General Fund revenues since 1994-95 resulted in significant increases in State funding for local school districts under Proposition 98, an initiative measure adopted in 1988 that guarantees a minimum percentage of General Fund revenues for K-14 schools. From the 1994-95 level of about $4,200 per pupil, annual State funding has increased to over $7,000 per pupil in the 2005-06 fiscal year. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels.






     An important element of Budget Acts during the years of large capital gains receipts was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee, an annual tax on the value of cars registered in the State (the "VLF"). Starting on January 1, 1999, the VLF was reduced by 25 percent, which was increased in steps to a 67.5% reduction effective January 1, 2001. Under pre-existing law, VLF funds were automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. The full 67.5% percent VLF cut was offset by transfers of about $4.2 billion annually from the General Fund. Other miscellaneous business and personal tax cuts and tax credits were of a much smaller overall amount.



     The previous Governor attempted to raise the VLF back to its 1998 level because of shortfalls in General Fund money in 2003 to make the "offset" to cities and counties. Subsequently, the newly elected Governor Schwarzenegger reversed this action and committed to retain the VLF cut and the offset to local governments. A subsequent Constitutional Amendment has replaced the offset with a larger share of local property taxes for cities and counties.






     The severe downturn in General Fund revenues in the years after 2000 made adoption of State budgets very difficult. Expenditures were much greater than revenues, resulting in several successive years of budget deficits, which reached almost $10 billion by June 30, 2003. Budgets were enacted using a combination of spending reductions, borrowing from special funds, one-time accounting and other actions, borrowing from local governments, funding shifts and deferrals, and external borrowing. In March 2004, voters approved the issuance of up to $15 billion of "economic recovery bonds," which were designed to repay the accumulated budget deficits over time, using a special, dedicated one-quarter cent state sales tax. About $11.3 billion of these bonds were issued in the Spring of 2004. About $9.3 billion was allocated to eliminate the accumulated, prior budget deficit, and $2.0 billion was allocated to help balance the 2004-05 Budget. No further economic recovery bonds have been issued, nor are any proposed for the 2005-06 or 2006-07 fiscal years, but the authorization remains for issuance of the balance of these bonds.


Fiscal Year 2004-05 Budget





     2004-05 Budget Act. Following lengthy negotiations between the Governor and the Legislature, the 2004 Budget Act was adopted on July 29, 2004. The Budget Act projected General Fund revenues and transfers of $77.3 billion (including application of $2 billion of economic recovery bond proceeds). Expenditures were estimated at $80.7 billion (the gap being made up from carryover resources from the prior year) and the year-end reserve at June 30, 2005 was estimated at $768 million.


     The major features of the 2004 Budget Act were the following:


     1. Suspension of Proposition 98. -- The minimum Proposition 98 funding guarantee for public schools was suspended, to save about $2 billion. This still provided an increase in funding for public schools to cover enrollment growth and inflation. (When final revenue results for 2004-05 were counted, well above the estimates made when the budget was adopted, the waiver of the minimum funding guarantee resulted in a saving of almost $4 billion.)

     2. Spending Reductions -- Cuts were made in General Fund support for higher education, to be offset by fee increases. After 2004-05, the Governor promised to allow a uniform fee increase policy, and to start to restore funding to State universities. As a result of budget cuts, State higher education units had to limit admissions for the first time in many years. Limited reductions were made in health and welfare costs, saving about $1 billion. The Governor proposed a wide range of reductions in health and social services programs, which will largely take effect in future years.






     3. External Borrowing/Pension Costs -- The budget included a reduction in pension costs for new employees for the first two years of employment. The Governor also proposed a $929 million pension obligation bond but issuance of the bonds did not occur because of litigation challenging the legality of the borrowing.



     4. Other Borrowing -- The budget reduced General Fund payments to schools by transferring an additional $1.3 billion of city and county property taxes to school districts. This was incorporated into Proposition 1A, and was repeated in 2005-06. The budget also saved $1.1 billion by suspending planned General Fund transfer of gasoline tax monies for the Transportation Investment Fund enacted several years earlier in better fiscal times. The budget included a proposal to use monies from new tribal gaming compacts with five Native American tribes to obtain about $300 million of new General Fund revenue (a figure later reduced to $16 million) and to sell about $1 billion of bonds secured by future tribal payments to repay the loans from the Transportation Investment Fund to accelerate construction of transportation projects. This bond transaction did not occur pending the outcome of certain litigation.



     In the May revision of the 2005-06 Proposed Governor's Budget, released on May 13, 2005 ("2005 May Revision"), the State Department of Finance estimated that the 2004-05 fiscal year would end with a larger budget reserve than was projected when the 2004 Budget Act was passed. This was due to a combination of higher than expected revenues resulting from a stronger economy, and better than expected results from a tax amnesty program. Both revenues and expenditures for 2004-05 were projected to increase from initial estimates, to $79.5 billion and $82.0 billion, respectively.






Fiscal Year 2005-06 Budget



     The initial 2006 Governor's Budget, released January 10, 2005, projected that revenues for the 2005-06 fiscal year would increase from the prior year by about $5.2 billion, as a result of the improving economy. However, under current programs and laws, the Governor stated that expenditures would increase by $10 billion. To close an estimated $9 billion budget gap, the Governor proposed a number of budget solutions, without tax increases, to be coupled with fundamental reforms which would have to approved by the voters.



     In the 2005 May Revision, the Administration estimated that improved revenues from stronger economic conditions had reduced the budget gap to about $4 billion. This permitted the Administration to revise its projected budget solutions.






     The 2005 Budget Act was signed by the Governor on July 11, 2005. General Fund revenues and transfers were projected to increase 5.7 percent, from $79.9 billion in fiscal year 2004-05 to $84.5 billion in fiscal year 2005-06. The 2005 Budget Act contained General Fund appropriations of $90.0 billion, compared to $81.7 billion in 2004-05. The difference between revenues and expenditures in fiscal year 2005-06 was funded by using a part of the $7.5 billion fund balance at June 30, 2005. The June 30, 2006 reserve was projected to be $1,302 billion, compared to an estimated June 30, 2005 reserve of $6,857 billion. About $900 million of this reserve will be set aside for payment in fiscal year 2006-07 of tax refunds and other adjustments related to the tax amnesty program implemented in early 2005.



     The 2005 Budget Act also included Special Fund expenditures of $23.3 billion and Bond Fund expenditures of $4.0 billion. The State issued $3.0 billion of Revenue Anticipation Notes (RANs) to meet the its short-term cash flow needs for fiscal year 2005-06, the smallest cash flow borrowing in five years.



     The 2005 Budget Act was substantially similar to the Governor's May Revision proposals. It contained the following major components:



     1. Proposition 98--General Fund expenditures increased by $2.582 billion, or 7.6 percent, to $36.6 billion. The Budget Act fully funded enrollment growth and a 4.23 percent cost of living increase. Per pupil spending under Proposition 98 was projected to be $7,402, compared to $7,023 in the previous year. The Budget reflected savings of $3.8 billion resulting from the waiver of the minimum funding guarantee in 2004-05, which will be restored to the Proposition 98 budget in future years as General Fund revenue growth exceeds personal income growth.



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     2.   Higher Education--The 2005 Budget Act provided for total Higher
          Education funding of $17.8 billion from all revenue sources, including $10.2 billion General Fund. General Fund support for both the University of California ("UC") and California State Universities ("CSU") was increased by $134 million (about 5 percent) compared to 2004-05. The Budget Act assumed fee increases for undergraduate and graduate students.



     3. Health and Human Services--The 2005 Budget Act increased General Fund expenditures by $2.1 billion, or 8.5 percent, to $27.1 billion for Health and Human Services programs. The Budget reflected the suspension of the July 2005 and July 2006 CalWORKs grant cost-of-living-adjustments (COLAs), yielding General Fund savings of $136 million in 2005-06 and $139 million in 2006-07. The Budget further assumed the January 2006 and January 2007 COLAs for SSI/SSP recipients will be suspended for estimated General Fund savings of $132 million in 2005-06, $407.5 million in 2006-07, and $281 million in 2007-08. The Budget also included federal fiscal relief of $223 million due to progress in implementing a single, statewide automated child support system.



     4. Vehicle License Fee Gap Loan Repayment--The 2005 Budget Act fully repaid the $1.2 billion that local governments lost between July and October of 2003, when the VLF offset program was temporarily suspended. The state was not required to repay the gap loan until August of 2006. This payment was made in August, 2005.



     5. Transportation Funding--The Proposition 42 provision for sales taxes on gasoline to be used for transportation projects was fully funded at an estimated $1.3 billion. (The original budget proposal called for the suspension of this transfer to boost General Fund revenues.) The Budget Act includes a proposal, originally included in the 2004-05 budget, to provide about $1 billion for transportation programs from the sale of future receipts of gaming revenues from new compacts with several Indian tribes. The sale, and a related bond issue, are waiting for resolution of litigation concerning these compacts.



     6. Financial Instruments--The Governor's original plan to sell $1.7 billion of additional deficit financing bonds was deleted from the budget following higher revenue estimates in the May Revision of the Governor's Budget. The 2005 Budget Act assumed the state's issuance of pension obligation bonds to fund approximately $525 million of the State's 2005-06 retirement obligation to the California Public Employees' Retirement System. However, because of an adverse trial court decision in a lawsuit challenging the validity of these bonds, and the time which would be required for an appeal, these bonds will not be issued before June 30, 2006, and other funds will be required make the pension fund payment. The Budget further reflected the receipt of $525 million in August 2005 from the refinancing of tobacco securitization bonds. The original 2005-06 Governor's Budget had included a proposal to issue $464 million of judgment bonds to finance the settlement of lawsuits arising from flood damage in earlier years, but subsequent developments led to the removal of this proposal from the budget. The State settled three related lawsuits through stipulated judgments. The largest settlement, in the amount of $428 million, provides for the State to make annual payments of $42.8 million per year, plus interest, for ten years; the payments are subject to annual appropriation by the Legislature. The first year's payment, as well as $36 million to fully discharge the other two stipulated judgments, is included in the 2005 Budget Act.



     7.   Taxes -- The Budget Act contains no new taxes.



     As of the release of the May Revision of the Governor's 2006-07 Budget, on May 12, 2006, the Administration revealed that substantially higher revenues were now projected than at the time of enactment of the 2005 Budget Act. Expenditures were also projected to rise, in part to provide required funds under Proposition 98, and to fund a special appropriation of $500 million for levee repairs and other flood control improvements. With the additional revenues, added to recalculation of prior year revenues higher than originally estimated, the Administration estimated, as of the enactment of the fiscal year 2006-07 Budget Act on June 30, 2006, that the General Fund would end the fiscal year at June 30, 2006 with fund balance of $9.0 billion, compared to the initial projection when the 2005 Budget Act was passed of $1.3 billion.



Fiscal Year 2006-07 Budget



     The 2006-07 Governor's Budget, released on January 10, 2006, estimated that the operating deficit for 2006-07 would be $6.3 billion. About $1.6 billion of this gap, however, is based on prepayments and scheduled payments from the General Fund to other funds and sources, which were used to balance earlier budgets, leaving what the Administration termed as an "effective operating deficit" of about $4.7 billion.



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


     In the May Revision to the 2006-07 Governor's Budget (the "2006 May Revision"), released on May 12, 2006, the Administration estimated that, due to stronger economic activity and, in particular, strong tax receipts from capital gains and stock option activity, General Fund revenues would be $7.5 billion higher for the two fiscal years 2005-06 and 2006-07, than was predicted in the original Governor's Budget. The final 2006-07 Budget Act (the "2006 Budget Act") was signed by the Governor on June 30, 2006, along with a series of companion implementing bills.



     The final 2006 Budget Act enacted a spending plan of about $127.9 billion, of which $101.3 billion will be from the General Fund, an increase of 9.2 percent over the prior year. The Governor vetoed spending of about $112 million ($62 million General Fund). General Fund revenues and transfers are projected to be about $94.4 billion, a 1.7 percent increase. The difference will be made up by applying a portion of the $9.0 billion reserve at June 30, 2006. While the "operating shortfall" between revenues and expenditures is $6.9 billion, the Administration states that $2.1 billion will go into reserves, and another $2.8 billion will be used to repay and prepay prior budgetary loans, leaving a much smaller "effective operating deficit." The 2006 Budget Act also included Special Fund expenditures of $26.6 billion and Bond Fund expenditures of $3.6 billion.



     The final 2006 Budget Act closely resembled the plan presented by the Governor in the 2006 May Revision. Its principal components included the following:



     1. Debt Repayment -- A total of $2.8 billion ($2.6 billion from the General Fund) will be used to prepay previous obligations and borrowings which were used to fund deficits in prior fiscal years. The largest component is a prepayment of $1.4 billion owed to State transportation funds for previous diversion of sales tax revenues on gasoline, which was otherwise scheduled to be made in the 2007-08 fiscal year. $472 million will be used to prepay Economic Recovery Bonds; $347 million will repay and prepay other loans from special funds; almost $550 million will be used to repay and prepay obligations owed to local governments and schools, and $32 million will be used to prepay general obligation bonds coming due in the next two fiscal years.



     2. Proposition 98--General Fund expenditures for K-12 schools are budgeted at $41.3 billion, an increase of almost $3 billion over 2005-06. This amount is about $600 million higher than the minimum Proposition 98 guaranty. Per-pupil Proposition 98 spending for K-12 schools is estimated at $8,288, compared to $7,045 for 2004-05. Total Proposition 98 expenditures for K-12 schools (which includes local property taxes) total $49.1 billion, or 10.0 percent above final 2005-06 figures. These amounts include an agreement to fund an additional $2.5 billion for K-12 to settle litigation alleging the State underpaid schools in earlier years. Part of this amount is included in the current year and the balance will be paid over several succeeding years. The Administration proposes to obtain some of the funds for this settlement by refinancing outstanding tobacco settlement bonds. Some of the additional funds in the current year are dedicated to block grants for arts, music and physical education.



     3. Higher Education--The 2006 Budget Act provides increased funding for all three higher education segments, including moneys to offset any fee increases at UC and CSU, and to reduce fees at Community Colleges. Funding increases over 2005-06 derived from the General Fund are, respectively, 8.4% for UC, 7.4% for CSU and 7.6% for Community Colleges, a total of almost $900 million.



     4. Health and Human Services--The 2006 Budget Act funds $19.5 billion from the General Fund to be spent on Health programs (a 10% increase from 2005-06) and $9.8 billion for Human Services programs (a 6% increase). This funding will cover caseload increases, new funding for response to any avian flu pandemic, new funding to meet higher work participation requirements included in the new federal law extending the TANF (welfare) program, which was enacted this year, and a variety of other programs. Prior law which deferred a January 1, 2007 cost of living increase for certain social services programs was repealed, at an increased cost of $42 million.



     5. Transportation Funding--The 2006 Budget Act includes $1.4 billion to fully fund Proposition 42 in 2006-07 and provides $1.4 billion for advance payment of the 2004-05 Proposition 42 loan due in 2007-08 (including interest). Proposition 42 dedicates the sales tax on gasoline to transportation purposes, but allows suspension when budgetary needs arise, which was done for several years, giving rise to a repayment obligation. A portion of these funds will be available for local transportation projects. The Administration continues to plan to obtain about $1 billion in funds for transportation programs from sale of the right to receive revenues from Indian gaming compacts, but this will depend on successful resolution of litigation still pending.



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


     6. Reserves and Budget Stabilization Account--The 2006 Budget Act contains the first implementation of Proposition 58, the "Balanced Budget Amendment." Under this law, a total of $944 million will be transferred to the Budget Stabilization Account ("BSA"). Half of this amount, or $472 million, will remain in the BSA as a reserve. The other half will be further transferred for the purpose of early retirement of Economic Recovery Bonds. In addition, the 2006 Budget Act includes a transfer of $1.6 billion to the Special Fund for Economic Uncertainties, thus providing total budget reserves of $2.1 billion at the end of the fiscal year.



     Although the 2006-07 fiscal year budget is balanced, it will leave the State with an ongoing structural deficit in fiscal years 2007-08 and 2008-09, estimated in the range of $4.5-5 billion by the State Legislative Analyst's Office. Some of this deficit can be addressed using part of any available reserves at the end of the 2006-07 fiscal year.



Strategic Growth Plan



     In January, the Governor proposed a comprehensive Strategic Growth Plan, which was to be the first installment of a 20-year investment in the state's infrastructure in the following five areas: transportation and air quality, education, flood control and water supply, public safety, and court and other public service infrastructure. Specifically, the plan laid out more than $222 billion in infrastructure investments over the first ten years, of which $68 billion would be financed with General Obligation (GO) Bonds, and the remainder would come from a mixture of existing and new funding sources.



     In May, the Legislature adopted a package of bills providing part of the infrastructure financing plan requested by the Governor. The main components of this package included four proposed bond measures to go on the November 2006 ballot, containing the following elements: (i) $19.9 billion for transportation, air quality, port security and related projects; (ii) $10.4 billion for K-12 school construction and rehabilitation and higher education facilities; (iii) $4.1 billion for levee repair, flood control and related projects, and (iv) $2.9 billion for various housing programs. In addition, there will be a constitutional amendment on the ballot to limit future diversions of sales taxes on gasoline from transportation purposes (Proposition 42).


Cash Flow Requirements


     The State typically funds its day-to-day operating requirements of the General Fund from revenue receipts, interfund borrowing from special funds, and external borrowing in the form of revenue anticipation notes ("RANs"), which fund annual cash flow requirements and are repaid within the same fiscal year, and revenue anticipation warrants ("RAWs"), which are issued only when it is necessary to bridge a budgetary deficit over the end of a fiscal year. The State's ongoing revenue shortfalls and budget deficits incurred in the years between 2001 and 2004, along with certain unique factors associated with the State's energy crisis in 2001, placed severe pressure on the State's cash resources, and required an unprecedented amount of short-term cash flow borrowing.


     The State sold a record $12.5 billion of RANs in October 2002, due in June 2003, to cover its cash flow needs. By mid-winter 2003 it became evident that the State would have a cash shortfall by the end of June 2003, when the $12.5 billion RANs came due. Accordingly, the State issued $11 billion of RAWs, also a record, on June 18, 2003 to pay the RANs and other obligations coming due in June 2003, and to cover cash flow requirements through late August. To sell these RAWs, the State was required to obtain credit support from a group of financial institutions. The State issued $3 billion of RANs in October 2003 to fund the remainder of its cash management needs for the 2003-04 fiscal year. For the first time, the entire State RAN issue was supported by external bank credit.


     All of the RAWs and RANs due in June 2004 were paid, from a combination of available revenues and proceeds from the sale of deficit financing bonds approved by the voters in March 2004 ("economic recovery bonds"), supported by a special one-quarter cent statewide sales tax. For the 2004-05 year, the State issued $6 billion of RANs as part of its normal cash management program, and issued $3 billion of RANs for cash management in the 2005-06 fiscal year. The State has not yet announced how much it expects to borrow for cash management purposes for 2006-07. The State has about $3.75 billion of economic recovery bond authorization remaining which can assist in cash management. If it is unable to bring its ongoing structural budget deficit into balance, it may again face cash flow problems in the future and may have to rely on access to public capital markets to maintain adequate cash flow to pay its obligations.



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

BOND RATINGS


     The ratings on California's long-term general obligation bonds were as high as "AA" from Standard & Poor's, "Aa2" from Moody's and "AA" from Fitch in 2000. Starting in December 2002, as the State's budget and cash condition worsened, all three rating agencies reduced the ratings of California's general obligation bonds to the "BBB" level. With improved economic conditions and fiscal results, and issuance of economic recovery bonds to reduce cash flow risks, the State's ratings have been raised and as of July 1, 2006, were Standard & Poor's "A+," Fitch "A+" and Moody's "A1." The economic recovery bonds bear higher ratings, in the "AA-" range, because of the additional pledge of a dedicated stream of sales tax revenues.


     There can be no assurance that current ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

LEGAL PROCEEDINGS

     The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

OBLIGATIONS OF OTHER ISSUERS

     Other Issuers of California Debt Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

     State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. The enactment of Proposition 1A in November 2004 will substantially change the ability of the State to use local government taxing sources to aid the State budget. See "Recent Financial Results--State-Local Fiscal Relations" above.


     In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). In recent years, the State has provided over $350 million to support local law enforcement costs.



     To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. The recent economic slowdown in the State, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.



     Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs.



     Local governments are facing substantial increases in future pension liabilities and health care costs for retirees, and increases in current contribution rates, as a result of (i) generous new retirements benefits granted to employees during recent economic boom times, and (ii) reduced earnings resulting from the stock market declines during the 2000-2003 period.

     Assessment Bonds. California Debt Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

     California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

OTHER CONSIDERATIONS

     The repayment of industrial development securities or single family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors. Under California law, mortgage loans secured by single family homes can be prepaid at any time without penalty, except in the first five years of the loan, and subject to limits on the size of the penalty. Such prepayments may affect the ability of the issuer of single family mortgage bonds to repay the bonds. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

     Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.


     Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity that increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.



     The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced that would modify existing taxes or other revenue-raising measures or that either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on securities held in the California Municipal Fund, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such securities.



     Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation in the California Municipal Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

FLORIDA MUNICIPAL INSTRUMENTS

     The financial condition of the State of Florida may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State, its agencies, instrumentalities or sponsored enterprises but also by entities that are not under the control of the State. Adverse developments affecting the State's financing activities, its agencies or its political subdivisions could adversely affect the State's financial condition.


     Florida law requires that the financial operations of the State be maintained through the General Revenue Fund, trust funds, the Working Capital Fund and the Budget Stabilization Fund. The majority of tax revenues are deposited in the General Revenue Fund. Revenues in the General Revenue Fund which exceed the amount needed for appropriations must be transferred to the WorkingCapital Fund. State monies are disbursed pursuant to appropriations acts.



     The Florida Constitution (the "Constitution") mandates the creation and maintenance of a Budget Stabilization Fund, in an amount not less than 5% nor more than 10% of the last completed fiscal year's net revenue collections for the General Revenue Fund. Funds in the Budget Stabilization Fund may only be transferred to the General Revenue Fund to cover revenue shortfalls or to provide emergency funding. The Florida Constitution prohibits money in this fund from being committed or obligated for any other purpose.



     The Constitution limits state revenues collected for any fiscal year to state revenues allowed under the Constitution for the prior fiscal year plus an adjustment for growth. "Growth" is an amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters multiplied by the state revenues allowed under the Constitution for the prior fiscal year. State revenues collected for any fiscal year in excess of this limit are transferred to the Budget Stabilization Fund until the fund reaches the maximum balance specified in the Constitution, at which time excess revenues must be refunded to the taxpayers. State revenues allowed for any fiscal year may be increased by a two-thirds vote of the legislature. For purposes of this limitation, state revenues do not include certain categories of revenues including those pledged to state bonds and other payments related to debt.


     The Constitution requires the State to have a balanced budget and to raise revenues to defray its operating expenses. The State may not borrow for the purpose of maintaining ordinary operating expenses, but generally may borrow for capital improvements.


     Florida uses a consensus process in developing estimates of revenue and expenditures necessary for preparing the State budget. The authority for revenue forecasting is placed with a conference specifically designed for this purpose. The conference consists of one member from each of the staffs of the Office of the Governor, the Senate, the House of Representatives, and the Division of Economic and Demographic Research. These four representatives must arrive at a consensus to have an official revenue forecast. Revenue estimating conferences are normally held twice a year--in late autumn to establish the forecast for budget recommendations and in the spring to determine the amount available for appropriation during the session. The objective of the General Revenue Estimating Conference is to determine the amount of funds available for appropriation from the General Revenue Fund.



     The Revenue Estimating Conference met in November 2005 to review and revise the general revenue projections for fiscal years 2005-06 and 2005-06. For fiscal year 2006-07, general revenue collections are expected to grow by 1.2%, with over $3.7 billion of non-recurring general revenue funds available. Total general revenue funds available will be $30,415.1 million. For 2005-2006, general funded expenditures costs are projected to be $26,699.9 million. Recurring general revenue expenditures are projected to be $24,818.5 million, while recurring general revenue funds available will be $25,835.2 million.



     The Budget Stabilization Fund reserves have not been used to fund the 2005-06 budget.



     The Revenue Estimating Conference met in April 2006 to reevaluate revenue estimates for the general revenue fund for fiscal years 2005-06 and 2006-07. For the current fiscal year, the new revenue forecast was increased by $427.6 million, or 1.6% over the November estimate. Fiscal year 2006-05 expected revenues were increased by $532.6 million, or 2% over the previous estimate.



     On May 25, 2006, the Governor signed into law the General Appropriations Act setting forth the State's $73.9 billion budget for fiscal year 2006-07. The legislature passed a $71 billion budget.



     There are a number of methods by which the State of Florida may incur debt. The State may issue bonds pledging the full faith and credit of the State to finance or refinance certain capital projects authorized by law and approved by its voters. The total



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

outstanding principal of State bonds pledging the full faith and credit of the State may not exceed 50% of the total tax revenues of the State for the two preceding fiscal years. There are currently no bonds outstanding under this authorization.


     All of the State's full faith and credit debt currently outstanding has been issued under separate constitutional authority. Such debt includes bonds for pollution control and abatement, solid waste disposal, right of way and bridge acquisition, public education capital outlay, county roads and school districts or community colleges. Although these bonds are not subject to the above-referenced debt limitation, each program has debt service coverage tests, which must be met prior to issuance.



     The State may also issue bonds to finance or refinance State capital outlay projects, which are payable from funds derived directly from sources other than State tax revenues. Bonds outstanding under this authorization include financings for the State University System, individual universities, public schools, State owned office facilities, and toll roads. The Constitution specifically authorizes the issuance of bonds to fund student loans, to finance housing, and to refund outstanding bonds at a lower net average interest cost rate. The Constitution was amended in 1998 to expressly permit the issuance of bonds pledging a dedicated State tax source for the purpose of conservation, outdoor recreation, water resource development, restoration of natural systems, or historic preservation.


     Bonds are also outstanding which are payable from documentary stamp taxes deposited in the Land Acquisition Trust Fund for conservation and recreation purposes.


     Although most of the debt of the State is issued through the Division of Bond Finance, there are other entities which issue bonds and incur long term obligations secured by State revenues including, among others, the Tobacco Settlement Financing Corporation with the power to issue up to $3 billion in revenue bonds to purchase the State's interest in the tobacco litigation settlement agreement and the Florida Water Pollution Control Financing Corporation with the power to issue bonds.



     The State made a substantial investment in infrastructure over the past ten years, addressing the requirements of a growing population for education, transportation and acquiring conversation environmental lands. Total State debt more than doubled over the last ten years increasing from approximately $10.2 billion as of June 30, 1995 to approximately $22.5 billion as of June 30, 2005. The increase was primarily due to the issuance of additional PECO bonds of $4.8 billion and implementing both the lottery bond program for school construction of $2.4 billion, Right-of-Way bond program of $1.6 billion, the Florida Ports financing program of $335 million, and the Preservation 2000/Florida Forever Programs for $2.2 billion.



     Debt increased $1.3 billion in fiscal year 2005 from $21.2 billion at June 30, 2003 to approximately $2.5 billion at June 30, 2005, less than the average annual increase of approximately $1.6 billion per year over the last 10 years. The increase in debt is due primarily to additional borrowing for transportation construction with financing programs for transportation facilities accounting for 57% or $944 million of the increase over the prior year. Education borrowing for school construction accounted for the balance of the increase ($398 million) from the prior year.



     The State's annual debt service payments on net tax-supported debt have grown to approximately $1.6 billion per year. Annual debt service requirements have more than doubled over the last 10 years reflecting the increase in debt outstanding. The State's annual debt service payment obligation has risen from $670 million in 1995 to approximately $1.6 billion in 2005. Annual debt service payments are estimated to grow from $1.6 billion to $2.2 billion by fiscal year 2013.



     Approximately $9.6 billion of debt is expected to be issued over the next 10 years for all of the State's financing programs currently authorized. This estimated issuance is approximately the same as the previous projection of expected debt issuance. PECO issuance is expected to increase by $765 million. However, the total increase is reduced because bonds for the Lottery and Right-of-Way programs are not expected to be repeated.



     Florida's debt is considered moderate and manageable; however, the State faces significant challenges for funding potentially very expensive constitutional initiatives. No debt has been included in the projections for further funding of constitutional initiatives for class size reduction. Any borrowing to fund the constitutional initiative or other programs would be in addition to the $9.6 billion expected borrowing detailed above.



     The Constitution limits the right of the State to tax. The State of Florida currently imposes, among other taxes, an ad valorem tax on intangible property and a corporate income tax. The intangible personal property is the subject of current legislation, which is discussed in greater detail on page 107. Currently there is no Florida personal income tax. Certain other taxes the State of Florida imposes include: (i) an estate or inheritance tax, which is limited by the Constitution to an amount not in excess of the amount allowed to be credited upon or deducted from federal estate taxes or the estate taxes of another state; and (ii) a 6% sales tax on most goods and certain services with an option for counties to impose additional sales tax which currently ranges between 0.25 to
1.5 percent.

     The Constitution reserves the right to charge an ad valorem tax on real estate and tangible personal property to Florida's local governments. All other forms of taxation are preempted to the State of Florida except as may be provided by general law. Motor vehicles, boats, airplanes, trailers, trailer coaches and mobile homes, as defined by law, may be subject to a license tax for their operation, but may not be subject to an ad valorem tax.

     Under the Constitution, ad valorem taxes may not be levied in excess of the following millage upon the assessed value of real estate and tangible personal property: for all county purposes, ten mills; for all municipal purposes, ten mills; for all school purposes, ten mills; for water management purposes for the northwest portion of the State, .05 mills; for water management purposes for the remaining portion of the State, one mill; and for all other special districts a millage authorized by law and approved by referendum. When authorized by referendum, the above millage caps may be exceeded for up to two years. Counties, school districts, municipalities, special districts and local governmental bodies with taxing powers may issue bonds to finance or refinance capital projects payable from ad valorem taxes in excess of the above millage cap when approved by referendum. It should be noted that several municipalities and counties have charters that further limit either ad valorem taxes or the millage that may be assessed.

     The Florida Constitution limits the assessed value of homestead real property for ad valorem tax purposes to the lower of (A) three percent (3%) of the assessed value for the prior year; or (B) the percentage change in the Consumer Price Index for the preceding calendar year. In addition, no such assessed value shall exceed "just value" and such just value shall be reassessed (notwithstanding the 3% cap) as of January 1 of the year following a change of ownership of the assessed real property.


     The Florida legislature enacted a comprehensive growth management act, which forces local governments to establish and implement comprehensive planning programs to guide and control future development. This legislation prohibits public or private development that does not conform to the locality's comprehensive plan. Local governments may face greater requirements for services and capital expenditures than they had previously experienced if their locality experiences increased growth or development. The burden for funding these potential services and capital expenditures, which has been left to the local governments, may be quite large.



     Florida has grown dramatically since 1980. Florida's population grew by an average of 874 new persons each day during the 1980s. Growth was somewhat slower in the 1990s, growing by an average of 833 persons a day. Florida's population is projected to be 21.7 million in 2015, an increase of 3.8 million over the 2005 population of 17.9 million. Florida remains the nation's fourth largest state. The Census Bureau has projected that Florida will become the nation's third largest state by 2025.



     As of 2003, real property values totaled approximately $1.26 trillion increasing 13.62% over real property values in 2002 of approximately $1.1 trillion.



     Florida's unemployment rate was 4.1% in February 2005, 0.8% lower than a year earlier and 1.3% lower than the national average. In 2005, employment was up 3.9%, more than double that of the nation. Between 1990 and 2000, Florida's working age population (age 18-64) increased by approximately 20.1% and the number of employed persons increased by approximately 20.2%. The services sector of the State's economy continues to grow. In 2004, services made up 28.7% of the Florida's gross state product. In 2005, non-agricultural employment increased by 3.9% in Florida.



     Florida's total personal income has historically grown at rates similar to those of the U.S. and other southeastern states. In 2005, Florida's total personal income grew by 8% and per capita income expanded by approximately 5.6% from 2004. For the nation, total and per capital personal income increased by 5.6% and 4.6% respectively.


     Because Florida has an older and proportionally larger retirement population than most states, property income (dividends, interest and rent) and transfer payments (social security, retirement, disability, unemployment insurance, worker's compensation and veterans benefits) are major sources of income.


     Tourism continues to remain an important aspect of Florida's economy. Its financial impact is reflected in a broad range of market sectors including transportation, communications, retail trade and services and tax revenues generated by business activities which cater to visitors. According to Visit Florida, the direct support organization for the Florida Commission on Tourism, approximately 74.6 million people visited the State in 2003, a 0.7% increase over 2002. More than 19.1 million people visited Florida's state parks and recreation areas in fiscal year 2003. The Florida Department of Business and Professional Regulation records indicate that 42,834 public food service establishments and 35,557 public lodging establishments have been licensed in fiscal year 2003-2004.



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


     Florida's location lends itself to international trade and travel. The State's international merchandise trade (imports and exports) totaled $95.3 billion in 2005. The State's exports declined by 2.6% in 2002 while the nation's exports declined by 5.2%. Imports increased by 4% during the same period compared to 1.9% for the nation. The State's top five exports for 2005 were industrial machinery, electrical machinery, vehicles, optical and medical instruments, and aircraft and spacecraft, and the top five imports were motor vehicles, fuel and oil, apparel, electrical machinery, and industrial machinery. The State's top trading partners in 2006 were Brazil, Japan, Venezuela, Germany, and China.



     Transportation of goods and passengers is facilitated by Florida's integrated transportation system. In 2000, the State had approximately 17,000 miles of roads, 15 freight railroads with 5,914 miles of track, and AMTRAK passenger train service. Twenty-nine entities provide fixed route transit services. Florida also has 860 aviation facilities, of which 129 are available for public use and 12 international airports; 19 provide scheduled commercial service. According to preliminary figures from the Airport Council International in 2005, two Florida airports were among the world's top 30 based on number of passengers. Florida also has 14 deep-water ports, 9 major shallow water ports, and 4 significant river ports, many of which are interconnected by the State's inland waterway system.


     The payment on most Florida municipal instruments held by the Florida Intermediate Tax-Exempt Fund will depend upon the issuer's ability to meet its obligations. If the State or any of its political subdivisions were to suffer serious financial difficulties jeopardizing their ability to pay their obligations, the marketability of obligations issued by the State or localities within the State, and the value of the Florida Intermediate Tax-Exempt Funds portfolio, could be adversely affected.

ARIZONA MUNICIPAL INSTRUMENTS

     Under its Constitution, the State of Arizona is not permitted to issue general obligation bonds secured by the State's full faith and credit. However, agencies and instrumentalities of the State are authorized under specified circumstances to issue bonds secured by revenues. The State enters into certain lease transactions that are subject to annual review at its option. Local governmental units in the State also are authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, to finance public projects, local governments may issue revenue bonds to be paid from the revenues of an enterprise or the proceeds of an excise tax, or from assessment bonds payable from special assessments. Arizona local governments also have financed public projects through leases that are subject to annual appropriation at the option of the local government.

     There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval. It is possible that if such a proposal were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what would be their possible impact on State or local government financing.


     Like many other state governments, Arizona faced substantial budget deficits in fiscal years 2002 through 2004. In 2005, however, improving revenues resulted in a $329 million surplus, which helped the Arizona Legislature balance its 2006 budget. Of that spending growth, $250 million was transitioning the Arizona's school construction program from debt to cash financing. The State of Arizona had borrowed money to finance new school construction in the previous three fiscal years to balance its budget. In addition, during the first six months of fiscal year 2006, general fund revenue growth has continued to exceed earlier projections. According to the latest projections, made in January 2006, fiscal year 2007 permanent revenues are predicted to increase 7.0% over the current 2006 forecast, and general fund revenues are predicted to increase $497 million over 2006 levels to $9.4 billion. The projected 2007 budget would also increase general fund spending by $214 million above the 2006 level, an increase of 2.5%. Of that spending growth, $250 million in cash will be dedicated to building new schools for K-12 students. This is expected to fund 22 new school projects that will house 22,000 students, along with continuing 27 projects approved in prior years.



     The State of Arizona's budget also reduces the personal income tax by 10%, which occurs in two 5%-per-year phases, and suspends for three years the property tax that the State of Arizona imposes on counties to pay for public schools. This property tax is typically 43 cents per $100 of assessed valuation. Finally, the State of Arizona's budget exempts active duty for U.S. Armed Forces and Arizona National Guard troops. It enhances tax credits for small business investment. In addition, spending on K-12 schools will grow 6.9%, spending on the state's public universities will increase 0.9%, and spending on community colleges will increase 4.8%. As in 2006, the 2007 budget calls for the State of Arizona to spend $38 million on full day kindergarten programs in schools with more than 80% low-income students. It is also projected to increase Department of Health Services funding by $50 million, or 10.6%.



     The State's diversified economic base is not dependent on any single industry. Principal economic sectors include services, construction, trade, government, real estate, manufacturing, mining, tourism and the military. Agriculture, at one time a major sector, plays a much smaller role in the economy. High tech industries include electronics, instruments, aircraft, space vehicles and communications. The Phoenix area has a large presence of electronics and semiconductor manufacturers. Tucson, sometimes referred to as Optics Valley for its strong optics cluster of entrepreneurial companies, also has a concentration in aerospace.



     The Arizona constitution requires a 2/3 majority vote in both houses of the Legislature to pass a tax or fee increase. This provision, combined with the State of Arizona's reliance on sales tax receipts, constrains its ability to raise additional revenues in times of slow economic growth. The State of Arizona created a budget stabilization fund in response to this constraint, which was depleted as the state entered fiscal year 2005. Due to Arizona's economic recovery and revenue growth, however, $156.5 million was deposited in the fund during fiscal year 2005. As the economic growth has continued to trend upward, the 2006 deposit into the fund was $474 million, which was $285 million more than called for in the 2006 budget. The fund now totals more than $606 million. Due to a statutory cap on the monies in the fund, however, only $10 million will be deposited in 2007.


OTHER INFORMATION ON CALIFORNIA, FLORIDA AND ARIZONA MUNICIPAL INSTRUMENTS

     The Investment Adviser believes that it is likely that sufficient California, Florida and Arizona municipal instruments and certain specified federal obligations should be available to satisfy the respective investment objectives, policies and limitations of the Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, Florida Intermediate Tax-Exempt and California Municipal Money Market Funds. If the Trust's Board of Trustees, after consultation with the Investment Adviser, should for any reason determine that it is impracticable to satisfy a Fund's investment objective, policies and limitations because of the unavailability of suitable investments, the Board would re-evaluate the particular Fund's investment objective and policies and consider changes in its structure and name or possible dissolution.

INVESTMENT RESTRICTIONS


     Each Fund is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as described in "Description of Shares" on page 107.


No Fund may:

(1) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Fund to the extent permitted by law.

(2) Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent a Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.

(3) Invest in commodities or commodity contracts, except that each Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(4)  Invest in companies for the purpose of exercising control.

(5) Act as underwriter of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 (the "1933 Act") in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

(6) Purchase securities (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) if, except for the Technology Fund, such purchase would cause 25% or more in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that with respect to each Money Market Fund there is no limitation, and each Money Market Fund reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations (other than commercial paper) issued or guaranteed by U.S. banks (including foreign branches of U.S. banks) and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such bank obligations. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents. The Technology Fund may not, except during temporary defensive periods, purchase the securities of any issuer, if, as a result of such purchase, less than 25% of the assets of the Technology Fund would be invested in the securities of issuers principally engaged in technology business activities.

(7) Borrow money, except that to the extent permitted by applicable law (a) a Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) a Fund may purchase securities on margin. If due to market fluctuations or other reasons a Fund's borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of a Fund in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Fund will not issue senior securities to the extent such issuance would violate applicable law.

(8) Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the 1940 Act.

(9) Notwithstanding any of a Fund's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Fund.

     For the purposes of Investment Restrictions Nos. 1 and 7 above, the Funds expect that they would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of the date of this Additional Statement, the Funds had not filed such an exemptive application.


     In applying Restriction No. 8 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund does not exceed 10% of the value of the Fund's total assets.


     The freedom of action reserved in Restriction No. 6 with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks. The freedom of action reserved with respect to foreign branches of domestic banks is subject to the requirement that the domestic parent of the foreign branch be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason. Obligations of U.S. branches of foreign banks may include certificates of deposit, bank and deposit notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch. Such obligations will meet the criteria for "Eligible Securities" as described in the Prospectus.

     Also, as a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of the Fund involved, at least 80% of the net assets of the Funds plus the amount of any borrowings for investment purposes ("net assets") measured at the time of purchase of each Tax-Exempt and Municipal Fund will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, exempt from regular federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that the Funds should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Investments in such debt instruments may be direct or indirect (for example, through investments in other investment companies or pools). Interest earned on "private activity bonds" that is treated as an item of tax preference under the federal alternative minimum tax will be deemed by a Municipal Fund, but will not be deemed by a Tax-Exempt Fund, to be exempt from regular federal income tax for purposes of determining whether the Municipal and Tax-Exempt Funds meet this fundamental policy.

     In addition, as a matter of fundamental policy, changeable only with the approval of holders of a majority of the outstanding shares of the Fund involved, each of the California Intermediate Tax-Exempt Fund, California Tax-Exempt Fund and the California Municipal Money Market Fund will invest, under normal circumstances, at least 80% of its net assets, measured at the time of purchase, in investments the income from which is exempt from California state personal income tax.

     Further, as a matter of fundamental policy, changeable only with the approval of holders of a majority of the outstanding shares of the Fund, the Arizona Tax-Exempt Fund will invest, under normal circumstances, at least 80% of its net assets, measured at the time of purchase, in investments the income from which is exempt from Arizona state personal income tax.

     Further, as a matter of fundamental policy, changeable only with the approval of holders of a majority of the outstanding shares of the Fund, under normal circumstances, the Florida Intermediate Tax-Exempt Fund will invest at least 80% of its net assets, measured at the time of purchase, in investments that are exempt from the Florida intangibles tax.

     As a non-fundamental investment restriction that can be changed without shareholder approval, except to the extent permitted by the Internal Revenue Code, the Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt Fund, Florida Intermediate Tax-Exempt and Global Fixed Income Funds may not hold, at the end of any tax quarter, more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of the total value of the assets of each Fund may be invested in any securities without regard to this 10% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer. Also, as a non-fundamental investment restriction, except to the extent permitted by the Internal Revenue Code, these Funds may not hold any securities that would cause, at the end of any tax quarter, more than 5% of their respective total assets to be invested in the securities of any one issuer, except that up to 50% of the respective Fund's total assets may be invested without regard to this limitation so long as no more than 25% of the Fund's total assets are invested in any one issuer. These restrictions do not apply to securities of the U.S. government, its agencies, instrumentalities and sponsored enterprises and regulated investment companies.


      Except to the extent otherwise provided in Investment Restriction No. 6, for the purpose of such restriction in determining industry classification, the Trust may use any one or more of the following: the Bloomberg Industry Group Classification, Standard & Poors, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes, the Global Industry Classification Standard or the Morgan Stanley Capital International industry classification title (in the case of the Emerging Markets Equity Fund). For the purpose of determining the percentage of a Fund's total assets invested in securities of issuers having their principal business activities in a particular industry, an asset-backed security will be classified separately based upon the nature of the underlying assets. With respect to the Technology Fund, the Trust intends to consider an issuer to be principally engaged in technology business activities if such issuer is classified as such in the Bloomberg Industry Group Classification or is listed in the NYSE ARCA Tech 100 Index or other comparable technology index. In addition, the Trust considers companies engaged in businesses related to the following products and services to be engaged in technology business activities: industrial and business machines; communications; computers, software, and peripheral products; electronics; electronic media; internet; television and video equipment and services; and satellite technology and equipment. In addition, the Fund may also invest in other technology businesses represented in the NYSE ARCA Tech 100 Index, including but not limited to biotechnology, health care and health care equipment, aerospace and defense, and financial administration.


     The California Municipal Money Market, Money Market, Municipal Money Market, U.S. Government Money Market and U.S. Government Select Money Market Funds intend, as a non-fundamental policy, to diversify their investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. government securities and securities of other investment companies) will be limited to not more than 5% of the value of a Fund's total assets at the time of purchase, except that: (a) 25% of the total assets of the California Municipal Money Market Fund may be invested in fewer than five issuers; and (b) 25% of the value of the total assets of the other Money Market Funds may be invested in the securities of any one issuer for a period of up to three Business Days. A security that has an unconditional guarantee meeting special SEC requirements (a "Guarantee") does not need to satisfy the foregoing issuer diversification requirements that would otherwise apply, but the Guarantee is instead subject to the following diversification requirements: immediately after the acquisition of the security, a Money Market Fund may not have invested more than 10% of its total assets in securities issued by or subject to Guarantees from the same person, except that a Fund may, subject to certain conditions, invest up to 25% of its total assets in securities issued or subject to Guarantees of the same person. This percentage is 100% if the Guarantee is issued by the U.S. government or an agency thereof. In addition, the California Municipal Money Market and Municipal Money Market Funds will limit their investments in certain conduit securities that are not rated in the highest short-term rating category as determined by two NRSROs (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality to First Tier Securities ("Second Tier Securities") to 5% of each Fund's total assets, with investments in any one such issuer being limited to no more than 1% of a Fund's total assets or $1 million, whichever is greater, measured at the time of purchase. Conduit securities subject to this limitation are municipal instruments that are not subject to a Guarantee and involve an arrangement whereunder a person, other than a municipal issuer, provides for or secures repayment of the security and are not: (i) fully and unconditionally guaranteed by a municipal issuer; or (ii) payable from the general revenues of the municipal issuer or other municipal issuers; or (iii) related to a project owned and operated by a municipal issuer; or (iv) related to a facility leased to and under the control of an industrial or commercial enterprise that is part of a public project which, as a whole, is owned and under the control of a municipal issuer. The Money Market, U.S. Government and U.S. Government Select Money Market Funds will limit their investments in all Second Tier Securities (that are not subject to a Guarantee) in accordance with the foregoing percentage limitations.

     In addition to the foregoing, each Money Market Fund is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features and puts whereunder a Fund has the right to sell the securities to third parties.

     Any Investment Restriction which involves a maximum percentage (other than the restriction set forth above in Investment Restriction No. 7) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of a Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction No. 7, the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

     Although the foregoing Investment Restrictions would permit the Money Market Funds to acquire options, enter into forward currency contracts and engage in short sales and interest rate and currency swaps, they are not currently permitted to engage in these transactions under SEC regulations.

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Funds' shareholders. The policy provides that neither the Funds nor their Investment Advisers, Distributor or any agent, or any employee thereof ("Fund Representative") will disclose a Fund's portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, "portfolio holdings information" means a Fund's actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions. Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in a Fund's public filings with the SEC or is disclosed on the Fund's publicly accessible Web site. Information posted on a Fund's Web site may be separately provided to any person commencing the day after it is first published on the Fund's Web site.


     Portfolio holdings information that is not filed with the SEC or posted on the publicly available Web site may be provided to third parties only if the third-party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Trust's Chief Compliance Officer ("CCO"). Disclosure to providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of a Fund) only upon approval by the CCO, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the recipients who receive non-public portfolio holdings information on an ongoing basis are as follows: the Investment Advisers and their affiliates, the Funds' independent registered public accounting firm, the Funds' custodian, the Funds' legal counsel, the Funds' financial printer - Bowne & Co., Inc., and the Funds' proxy voting service - Institutional Shareholder Service Inc.; certain rating and ranking organizations - S&P and Moody's; and the following vendors that provide portfolio analytical tools: Vestek (aka Thomson Financial), Citigroup, Lehman Brothers, and Factset. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to a Fund may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives. From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with a Fund seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid any potential misuse of the disclosed information.



     The Equity and Fixed Income Funds currently publish on their Web site, northernfunds.com, complete portfolio holdings for each Equity and Fixed Income Fund as of the end of each calendar quarter, subject to at least ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. In addition, the Equity Funds intend to publish on their Web site month-end top ten holdings subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. A Fund may publish on the Web site complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.

     The Money Market Funds do not currently publish separate portfolio holdings reports on their Web site. Rather, the portfolio holdings are currently disclosed through required filings with the SEC.


     Under the policy, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

                          ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS


     The Board of Trustees of the Trust is responsible for the management and business and affairs of the Trust. Set forth below is information about the Trustees and Officers of Northern Funds as of the date of this Additional Statement. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. As of the date of this Additional Statement, each Trustee oversees a total of 58 portfolios in the Northern Funds Complex - Northern Funds offers 36 portfolios and Northern Institutional Funds offers 22 portfolios.


NON-INTERESTED TRUSTEES


NAME, ADDRESS (1), AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF
SERVICE AS                          PRINCIPAL OCCUPATIONS               OTHER DIRECTORSHIPS
TRUSTEE (2)                        DURING PAST FIVE YEARS               HELD BY TRUSTEE (3)
-----------------------   ----------------------------------------   ------------------------
William L. Bax            -    Managing Partner of                   -    Sears Holding Corp.
Age: 62                        PricewaterhouseCoopers (an                 (a retail company).
Trustee since 2005             accounting firm) from 1999 to 2003;

                          -    Director of Big Shoulders Fund
                               since 1997;

                          -    Director of Children's Memorial
                               Hospital since 1997;

                          -    Trustee of DePaul University since
                               1998.

Richard G. Cline          -    Chairman and President of Hawthorne   -    PepsiAmericas (a
Age: 71                        Investors, Inc. (a management              soft drink bottling
Trustee since 2000             advisory services and private              company);
                               investment company) since 1996;
                                                                     -    Ryerson Inc. (a
                          -    Managing Partner of Hawthorne              metals distribution
                               Investments, LLC (a management             company).
                               advisory services and private
                               investment company) since 2001;

                          -    Managing Member of Hawthorne
                               Investments II, LLC (a private
                               investments company) since 2004.



(1) Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.


(2)  Each Trustee will hold office for an indefinite term until the earliest of:
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (i.e., public companies) or other investment companies registered under the 1940 Act.

NAME, ADDRESS (1), AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF
SERVICE AS                          PRINCIPAL OCCUPATIONS            OTHER DIRECTORSHIPS
TRUSTEE (2)                        DURING PAST FIVE YEARS             HELD BY TRUSTEE(3)
-----------------------   ----------------------------------------   -------------------
Edward J. Condon, Jr.     -    Chairman and CEO of The Paradigm      -    None
Age: 66                        Group, Ltd. (a financial adviser)
Trustee since 2000             since 1993;

                          -    Principal and Co-Founder of
                               Paradigm Capital, Ltd. since 1996;

                          -    Senior Partner of NewEllis Ventures
                               since 2001;

                          -    Member of the Board of Managers of
                               The Liberty Hampshire Company, LLC
                               (a receivable securitization
                               company) from 1996 to 2001;

                          -    Director of Financial Pacific
                               Company (a small business leasing
                               company) from 1998 to 2004;

                          -    Member and Director of the Illinois
                               Venture Capital Association since
                               2001;

                          -    Trustee at Dominican University
                               from 1996 to 2005;

                          -    Member of the Board of Directors of
                               the Chicago Children's Museum since
                               2001;

                          -    Member of the Board of Governors of
                               the Metropolitan Club since 2003;

                          -    Member of the Advisory Board of
                               AAVIN Equity Partners since 2005;

                          -    Chairman of the Nominating
                               Committee of Girl Scouts of Chicago
                               from 1993 to 2003;

                          -    Member of the National Advisory
                               Board of National Domestic Violence
                               Hotline since 2005.

Sharon Gist Gilliam       -    Executive Vice President of           -    None
Age: 62                        Unison-Maximus, Inc. (an aviation
Trustee since 2001             and governmental consulting
                               company) from 1989 to 2005;

                          -    Principal/Officer/Director, UCG
                               Associates, Inc. (a management
                               consulting firm) from 2005 to
                               present.

Sandra Polk Guthman       -    CEO of Polk Bros. Foundation (an      -    None
Age: 62                        Illinois not-for-profit
Trustee since 2000             corporation) since 1993;

                          -    Director of MBIA Insurance Corp. of
                               Illinois (a municipal bond
                               insurance company) since 1994;

                          -    Director of STS Consultants, Ltd.
                               (an employee owned engineering
                               consulting firm) since 2001.



(1) Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.


(2)  Each Trustee will hold office for an indefinite term until the earliest of:
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years.

(3) This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

NAME, ADDRESS (1), AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF
SERVICE AS                          PRINCIPAL OCCUPATIONS                 OTHER DIRECTORSHIPS
TRUSTEE (2)                        DURING PAST FIVE YEARS                 HELD BY TRUSTEE(3)
-----------------------   ----------------------------------------   ----------------------------
Michael E. Murphy (4)     -    President of Sara Lee Foundation      -    Coach, Inc.;
Age: 69                        (philanthropic organization) from
Trustee since 1998             1997 to 2001.                         -    Payless Shoe Source,
                                                                          Inc. (a retail shoe
                                                                          store business);

                                                                     -    GATX Corporation
                                                                          (a railroad holding
                                                                          company).

Richard P. Strubel        -    Vice Chairman and Director of         -    Gildan Activewear, Inc.
Age: 66                        Cardean Learning Group (formerly           (an athletic clothing
Trustee since 2000             UNext, Inc.) ( a provider of               marketing and manu-
                               educational services via the               facturing company);
                               Internet) since 2003;
                                                                     -    Goldman Sachs Mutual
                          -    President, Chief Operating Officer         Fund Complex (72 port-
                               and Director of UNext Inc. from            folios);
                               1999 to 2003.
                                                                     -    Goldman Sachs Closed-
                                                                          End Funds.



(1) Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.


(2)  Each Trustee will hold office for an indefinite term until the earliest of:
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years.

(3) This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4) On December 31, 2003, a family limited partnership controlled by Mr. Murphy owned 4,000 shares, and another member of Mr. Murphy's immediate family owned 1,000 shares, of Northern Trust Corporation with an approximate value of $230,000. These shares represented less than 1% of the outstanding shares of Northern Trust Corporation. In July 2004, these shares were sold. In addition, prior to March 2004, Mr. Murphy was a member of the governing board of three privately-offered investment companies that were advised and/or distributed by NTI or its affiliates.

INTERESTED TRUSTEES


NAME, ADDRESS (1), AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF
SERVICE AS                          PRINCIPAL OCCUPATIONS            OTHER DIRECTORSHIPS
TRUSTEE (2)                        DURING PAST FIVE YEARS            HELD BY TRUSTEE (3)
-----------------------   ----------------------------------------   -------------------
Mary Jacobs Skinner,      -    Partner in the law firm of Sidley     -    None
Esq.(4)                        Austin Brown & Wood, LLP.
Age: 48
Trustee since 1998

Terence J. Toth (4)       -    President, Chief Executive Officer    -    None
Age: 46                        of Northern Trust Investments, N.A.
Trustee since 2006             from 2004 to present;

                          -    President of Northern Trust Global
                               Investments, a division of Northern
                               Trust Corporation, since 2004;

                          -    Executive Vice President, Head of
                               Quantitative Management and
                               Securities Lending of Northern
                               Trust Investments, N.A. from 2000
                               to 2004.



(1) Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.


(2)  Each Trustee will hold office for an indefinite term until the earliest of:
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years.

(3) This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.


(4) An "interested person," as defined by the 1940 Act. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation. Mr. Toth is deemed to be an "interested" Trustee because he is an officer, director, employee, and is a shareholder, of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST


NAME, ADDRESS, AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF
SERVICE (1)               PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
-----------------------   --------------------------------------------
Lloyd A. Wennlund         Executive Vice President since 2003 and Director since 2001 of Northern Trust
Age: 48                   Investments, N.A.; Executive Vice President and other positions at The Northern
50 South LaSalle Street   Trust Company, President and Director of Northern Trust Securities, Inc., and
Chicago, IL  60603        Managing Executive, Mutual Funds for Northern Trust Global Investments since 1989.
President since 2000

Eric K. Schweitzer        Senior Vice President at Northern Trust Investments, N.A. since 2001 and Senior Vice
Age: 45                   President at The Northern Trust Company and the Director of Distribution, Product
50 South LaSalle Street   Management and Client Services in the Mutual Fund Group of Northern Trust Global
Chicago, IL  60603        Investments since 2000.
Vice President since
2000

Stuart Schuldt            Senior Vice President and Division Manager of Fund Administration and Fund
Age: 44                   Accounting, The Northern Trust Company since 1998; Assistant Treasurer of the Trust
50 South LaSalle Street   from 2002 to 2005.
Chicago, IL  60603
Treasurer since 2005

Susan J. Hill             Chief Compliance Officer of Northern Trust Investments, N.A. since 2005; Senior Vice
Age: 50                   President of Northern Trust Investments, N.A. since 2005; Counsel and Vice President
50 South LaSalle Street   of Northern Trust Investments, N.A. and The Northern Trust Company from 2000 to 2004.
Chicago, IL 60603
Chief Compliance
Officer since 2004

Wes L. Ringo              Senior Vice President of Northern Trust Investments, N.A. and Compliance Director of
Age: 55                   Northern Trust Securities, Inc. since 2001; Managing Director, Assistant General
50 South LaSalle Street   Counsel and Director of Regulatory Affairs of U.S. Bancorp Piper Jaffrey from 1996
Chicago, IL 60603         to 2001.
Anti-Money Laundering
Compliance Officer
since 2002

Brian Ovaert              Senior Vice President and Department Head at The Northern Trust Company overseeing
Age: 44                   Fund Accounting, Transfer Agent and Fund Administration functions since 1998;
50 Bank Street            Treasurer of the Trust from 2002 to 2005.
Canary Wharf
London, E145NT
Assistant Treasurer
since 2005


(1) Officers hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

NAME, ADDRESS, AGE, POSITIONS
HELD WITH TRUST AND LENGTH OF
SERVICE (1)                                 PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
------------------------------   -----------------------------------------------------------------
Diana E. McCarthy, Esq.          Partner in the law firm of Drinker Biddle & Reath LLP.
Age: 55
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 2006

Linda J. Hoard, Esq.             Senior Counsel and Senior Vice President at PFPC Inc. since 1998.
Age: 58
99 High Street, 27th Floor
Boston, MA 02110
Assistant Secretary since 1999

Lori V. O'Shaughnessy, Esq.      Counsel and Vice President at PFPC Inc. since 2005; Associate
Age: 34                          Counsel and Director at PFPC Inc. from 2002 to 2005; Associate
99 High Street, 27th Floor       Counsel at Investors Bank & Trust Company, a financial service
Boston, MA 02110                 provider from 2001 to 2002.
Assistant Secretary since 2003


(1) Officers hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

     Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust Corporation, PFPC Inc. ("PFPC"), Northern Funds Distributors, LLC and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust's service providers, the Trust itself requires no employees.

     Each officer holds comparable positions with Northern Institutional Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, PFPC or an affiliate thereof is the investment adviser, custodian, transfer agent, administrator and/or distributor.

     STANDING BOARD COMMITTEES. The Board of Trustees has established three standing committees in connection with their governance of the Funds: Audit, Governance and Valuation.


     The Audit Committee consists of four members: Messrs. Condon (Chairperson), Bax and Strubel and Ms. Gilliam. The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees a firm of independent registered certified auditors to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee. The Audit Committee convenes at least four times each year to meet with the independent auditors to review the scope and results of the audit and to discuss other non-audit matters as requested by the Board's Chairperson, the Committee Chairperson or the independent registered public accounting firm. During the fiscal year ended March 31, 2006, the Audit Committee convened six times.



     The Governance Committee consists of three members: Ms. Guthman (Chairperson) and Messrs. Bax and Strubel. The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as non-interested Trustees, reviewing and making recommendations regarding Trustee compensation and developing policies regarding Trustee education. During the fiscal year ended March 31, 2006, the Governance Committee convened three times. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds' Prospectuses and should be directed to the attention of Northern Funds Governance Committee.



     The Valuation Committee consists of three members: Messrs. Murphy (Chairperson) and Toth and Ms. Skinner. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the Trust's non-money market Funds in accordance with the Trust's valuation procedures. During the fiscal year ended March 31, 2006, the Valuation Committee convened four times.

TRUSTEE OWNERSHIP OF FUND SHARES. The following table shows the dollar range of shares of the Funds owned by each Trustee in the Funds and other portfolios of the Northern Funds and Northern Institutional Funds.


                       INFORMATION AS OF DECEMBER 31, 2005



                                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                  SECURITIES IN ALL REGISTERED
                                                                                INVESTMENT COMPANIES OVERSEEN BY
                                                                                 TRUSTEE IN FAMILY OF INVESTMENT
NAME OF TRUSTEE             DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND                 COMPANIES *
---------------         -----------------------------------------------------   --------------------------------
William L. Bax**               Select Equity Fund - $10,001 - $50,000                   $10,001 - $50,000

Richard G. Cline                  Money Market Fund - Over $100,000                        Over $100,000
                               Select Equity Fund - $50,001 - $100,000

Edward J. Condon, Jr.   International Growth Equity Fund - $50,001 - $100,000              Over $100,000
                               Mid Cap Growth Fund - $10,001 - $50,000
                                Money Market Fund - $10,001 - $50,000
                                  Select Equity Fund - Over $100,000
                                    Technology Fund - $1 - $10,000

Sharon Gist Gilliam                             None                                            None

Sandra Polk Guthman            Growth Equity Fund - $10,001 - $50,000                      Over $100,000
                                Money Market Fund - $10,001 - $50,000
                               Select Equity Fund - $50,001 - $100,000

Michael E. Murphy                 Growth Equity Fund - Over $100,000                       Over $100,000
                                 Large Cap Value Fund - Over $100,000
                                  Select Equity Fund - Over $100,000
                                 Small Cap Value Fund - Over $100,000

Mary Jacobs Skinner            Growth Equity Fund - $10,001 - $50,000                      Over $100,000
                               Mid Cap Growth Fund - $10,001 - $50,000
                               Select Equity Fund - $10,001 - $50,000
                                 Technology Fund - $10,001 - $50,000

Richard P. Strubel              Small Cap Growth Fund - Over $100,000                      Over $100,000
                                 Growth Equity Fund - Over $100,000
                                 Mid Cap Growth Fund - Over $100,000

Terence J. Toth***             Income Equity Fund - $10,001 - $50,000                      Over $100,000
                              Large Cap Value Fund - $10,001 - $50,000
                              Small Cap Value Fund - $10,001 - $50,000



* The Northern Mutual Fund Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2005, Northern Funds offered 32 portfolios and Northern Institutional Funds offered 22 portfolios.



**   Mr. Bax was appointed to the Board of Trustees as of January 1, 2005.



***  Mr. Toth was appointed to the Board of Trustees as of February 17, 2006.

TRUSTEE AND OFFICER COMPENSATION. The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of Board committees, plus additional fees for Board and Committee meetings attended by such Trustee. In recognition of their services, the fees paid to the Board and Committee chairpersons are larger than the fees paid to other members of the Trust's Board and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.


     The following tables set forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended March 31, 2006.



                               Emerging                                                       International                Mid Cap
                                Markets      Enhanced Large   Growth Equity   Income Equity       Growth       Large Cap    Growth
                            Equity Fund(4)     Cap Fund(5)         Fund            Fund        Equity Fund    Value Fund     Fund
                            --------------   --------------   -------------   -------------   -------------   ----------   -------
William L. Bax                    N/A             $169            $1,725           $575           $2,875        $2,875       $575
Richard G. Cline                  N/A              200             2,194            731            3,656         3,656        731
Edward J. Condon, Jr.             N/A              181             1,969            656            3,281         3,281        656
William J. Dolan, Jr. (1)         N/A               --             1,350            450            2,250         2,250        450
Sharon Gist Gilliam               N/A              150             1,669            556            2,781         2,781        556
Sandra Polk Guthman               N/A              169             1,781            594            2,969         2,969        594
Michael E. Murphy                 N/A              169             1,856            619            3,094         3,094        619
Richard P. Strubel                N/A              169             1,856            619            3,094         3,094        619
Mary Jacobs Skinner               N/A               75               816            272            1,359         1,359        272
Stephen Timbers(2)                N/A               98             1,474            491            2,456         2,456        491
Terence J. Toth(3)                N/A                0                 0              0                0             0          0



                                                                                      Arizona       California     California
                            Select Equity    Small Cap     Small Cap   Technology   Tax-Exempt     Intermediate    Tax-Exempt
                                 Fund       Growth Fund   Value Fund      Fund         Fund      Tax-Exempt Fund      Fund
                            -------------   -----------   ----------   ----------   ----------   ---------------   ----------
William L. Bax                   $575           $575        $1,150        $575         $575            $575           $575
Richard G. Cline                  731            731         1,463         731          731             731            731
Edward J. Condon, Jr              656            656         1,313         656          656             656            656
William J. Dolan, Jr. (1)         450            450           900         450          450             450            450
Sharon Gist Gilliam               556            556         1,113         556          556             556            556
Sandra Polk Guthman               594            594         1,188         594          594             594            594
Michael E. Murphy                 619            619         1,238         619          619             619            619
Richard P. Strubel                619            619         1,238         619          619             619            619
Mary Jacobs Skinner               272            272           544         272          272             272            272
Stephen Timbers(2)                491            491           983         491          491             491            491
Terence J. Toth(3)                  0              0             0           0            0               0              0



(1)  Mr. Dolan served as a Trustee of the Fund Complex until December 31, 2005.






(2)  Mr. Timbers served as a Trustee of the Fund Complex until February 17,
     2006.



(3) Mr. Toth was appointed to the Board of Trustees as of February 17, 2006 and serves without compensation.



(4)  The Fund commenced operations on April 25, 2006.



(5)  The Fund commenced operations on December 16, 2005.

                                            Florida
                                         Intermediate     Global      High Yield   High Yield  Intermediate  Short-Intermediate
                           Fixed Income   Tax-Exempt   Fixed Income  Fixed Income   Municipal   Tax-Exempt     U.S. Government
                               Fund          Fund          Fund          Fund         Fund         Fund             Fund
                           ------------  ------------  ------------  ------------  ----------  ------------  ------------------
William L. Bax                $1,725         $575          $575         $1,725        $575        $1,150            $575
Richard G. Cline               2,194          731           731          2,194         731         1,463             731
Edward J. Condon, Jr.          1,969          656           656          1,969         656         1,313             656
William J. Dolan, Jr. (1)      1,350          450           450          1,350         450           900             450
Sharon Gist Gilliam            1,669          556           556          1,669         556         1,113             556
Sandra Polk Guthman            1,781          594           594          1,781         594         1,188             594
Michael E. Murphy              1,856          619           619          1,856         619         1,238             619
Richard P. Strubel             1,856          619           619          1,856         619         1,238             619
Mary Jacobs Skinner              816          272           272            816         272           544             272
Stephen Timbers(2)             1,474          491           491          1,474         491           983             491
Terence J. Toth(3)                 0            0             0              0           0             0               0



                                                   California                                               U.S.
                                                    Municipal                                 U.S.       Government
                                          U.S.        Money                   Municipal    Government      Select
                           Tax-Exempt  Government    Market       Money     Money Market  Money Market  Money Market
                              Fund        Fund        Fund     Market Fund      Fund          Fund          Fund
                           ----------  ----------  ----------  -----------  ------------  ------------  ------------
William L. Bax               $1,150       $575       $1,725      $17,081       $10,350       $1,150        $2,300
Richard G. Cline              1,463        731        2,194       21,738        13,163        1,463         2,925
Edward J. Condon, Jr.         1,313        656        1,969       19,506        11,813        1,313         2,625
William J. Dolan, Jr. (1)       900        450        1,350       13,500         8,100          900         1,800
Sharon Gist Gilliam           1,113        556        1,669       16,538        10,013        1,113         2,225
Sandra Polk Guthman           1,188        594        1,781       17,644        10,688        1,188         2,375
Michael E. Murphy             1,238        619        1,856       18,394        11,138        1,238         2,475
Richard P. Strubel            1,238        619        1,856       18,394        11,138        1,238         2,475
Mary Jacobs Skinner             544        272          816        8,081         4,894          544         1,088
Stephen Timbers(2)              983        491        1,474       14,640         8,843          983         1,965
Terence J. Toth(3)                0          0            0            0             0            0             0



                              Total Compensation
                            from Fund Complex (4)
                            ---------------------
William L. Bax                   $115,000
Richard G. Cline                  146,250
Edward J. Condon, Jr.             131,250
William J. Dolan, Jr. (1)          90,000(5)
Sharon Gist Gilliam               111,250
Sandra Polk Guthman               118,750
Michael E. Murphy                 123,750
Richard P. Strubel                123,750
Mary Jacobs Skinner               108,750(6)
Stephen Timbers(2)                 98,250
Terence J. Toth(3)                      0



(1)  Mr. Dolan served as a Trustee of the Fund Complex until December 31, 2005.



(2)  Mr. Timbers served as a Trustee of the Fund Complex until February 17,
     2006.



(3) Mr. Toth was appointed to the Board of Trustees as of February 17, 2006 and serves without compensation.



(4) As of December 31, 2005, the Northern Mutual Fund Complex offered Northern Funds (32 portfolios) and Northern Institutional Funds (22 portfolios).






(5) For the fiscal year ended March 31, 2006, Mr. Dolan elected not to defer any of his $90,000 total compensation, of which Mr. Dolan earned $1,763.22 accrued interest from previous years' deferred compensation. Mr. Dolan received a final payout for his deferred compensation at the time of his retirement.



(6) For the fiscal year ended March 31, 2006, Ms. Skinner elected to defer $54,375 of $108,750 total compensation, of which Ms. Skinner earned $4,907.24 accrued interest from previous years' deferred compensation.

     The Trust does not provide pension or retirement benefits to its Trustees.


     Effective October 29, 2002, each Trustee became entitled to participate in the Northern Funds Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are "eligible securities" as defined by that rule. The amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees will not obligate the Trust to retain the service of any Trustee or obligate a Fund to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.



     The Trust's officers do not receive fees from the Trust for services in such capacities, although PFPC, of which certain of the Trust's officers are also officers (except Mses. Hill and McCarthy and Messrs. Ovaert, Ringo, Schuldt, Schweitzer and Wennlund), receives fees from the Trust for administrative services. In addition, Mr. Toth does not receive fees from the Trust for his services, because he is a management Trustee.



     Drinker Biddle & Reath LLP, of which Ms. McCarthy is a partner, receives fees from the Trust for legal services.


     Northern Trust Corporation and/or its affiliates, of which Ms. Hill and Messrs. Ovaert, Ringo, Schuldt, Schweitzer and Wennlund are officers, receive fees from the Trust as Investment Adviser, Co-Administrator, Custodian and Transfer Agent.

CODE OF ETHICS

     The Trust, its Investment Advisers and principal underwriter have adopted codes of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.

INVESTMENT ADVISERS, TRANSFER AGENT AND CUSTODIAN


     Northern Trust Investments, N.A. ("NTI") and Northern Trust Global Investments Limited ("NTGIL"), formerly Northern Trust Global Investments (Europe) Limited, each a direct or indirect subsidiary of The Northern Trust Company ("TNTC"), an Illinois state chartered bank, serve jointly as the Investment Advisers of the Global Fixed Income, International Growth Equity, and Fixed Income Funds. NTI serves as the Investment Adviser of each of the other Funds. NTI and NTGIL are each referred to as "Investment Adviser." TNTC is a direct wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603. NTGIL is located at 6 Devonshire Square, London, EC2A 4YE, United Kingdom. Unless otherwise indicated, NTI, TNTC and NTGIL are referred to collectively in this Additional Statement as "Northern Trust."



     TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. NTI is an investment adviser registered under the Investment Advisers Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTGIL was formed in 2000 as a private company with limited liability under the laws of the United Kingdom and is authorized and regulated by the U.K. Financial Services Authority and registered with the Investment Management Regulatory Organization. It is also registered as an investment adviser under the Investment Advisers Act of 1940 with respect to its U.S. clients. NTGIL primarily manages the assets of foreign and U.S. institutional clients including U.S. mutual funds.

Northern Trust is one of the nation's leading providers of trust and investment management services. Northern Trust is one of the strongest banking organizations in the United States. Northern Trust believes it has built its organization by serving clients with integrity, a commitment to quality and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist: (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and also may provide educational material to their employees; (ii) employers who provide post-retirement Employees' Beneficiary Associations ("VEBA") and require investments that respond to the impact of federal regulations; (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs; and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of June 30, 2006, Northern Trust had assets under custody of $3.2 trillion, and assets under investment management of $640 billion.


     Under the Advisory Agreements with the Trust, the Investment Advisers, subject to the general supervision of the Trust's Board of Trustees, make decisions with respect to, and place orders for, all purchases and sales of portfolio securities for each Fund and also provide certain ancillary services. The Investment Advisers also are responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for Northern Funds). In making investment recommendations for the Funds, investment advisory personnel may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Funds' accounts are customers of TNTC's commercial banking department. These requirements are designed to prevent investment advisory personnel for the Funds from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.


     The Trust's Investment Advisory and Ancillary Services Agreements with the Investment Advisers (the "Advisory Agreements") have been approved by the Board of Trustees, including the "non-interested" Trustees, and the initial shareholder of the Trust. The Advisory Agreements provide that in selecting brokers or dealers to place orders for transactions on (i) common and preferred stocks, the Investment Advisers shall use their best judgment to obtain the best overall terms available, and (ii) on bonds and other fixed income obligations, the Investment Advisers shall attempt to obtain best net price and execution or, use their best judgment to obtain the best overall terms avilable. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Advisers are to consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Advisers may consider the brokerage and research services provided to the Funds and/or other accounts over which the Investment Advisers or an affiliate exercise investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Advisers also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems, news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts, and computer software or on-line data feeds and computer hardware necessary to use the product. These services and products may disproportionately benefit other accounts ("Other Accounts") over which the Investment Advisers or their affiliates exercise investment discretion. For example, research or other services paid for through the Funds' commissions may not be used in managing the Funds. In addition, Other Accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products or services that may be provided to the Funds and to such Other Accounts. To the extent that the Investment Advisers use soft dollars, they will not have to pay for those products or services themselves. The Investment Advisers may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. In that event, the research will effectively be paid for by client commissions that will also be used to pay for execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Investment Advisers.

     Northern Trust and its affiliates also receive products and services that provide both research and non-research benefits to them ("mixed-use items"). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, Northern Trust makes a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. Northern Trust will pay for the non-research portion of the mixed-use items with hard dollars.

     Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Advisers and does not reduce the advisory fees payable to the Investment Advisers by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     The amount of brokerage commissions paid by a Fund may vary substantially from year to year due to differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors. For the fiscal years indicated, the amount of commissions paid by each Fund was as follows:


                                     Fiscal Year      Fiscal Year     Fiscal Year
                                        Ended            Ended            Ended
                                   March 31, 2006   March 31, 2005   March 31, 2004
                                   --------------   --------------   --------------
Emerging Markets Equity Fund(1)               N/A            N/A              N/A
Enhanced Large Cap Fund(2)          $      11,315            N/A              N/A
Growth Equity Fund                  $     848,105     $1,346,469       $1,730,300
High Yield Fixed Income Fund        $           0     $    2,715       $   32,486
Income Equity Fund                  $     252,769     $  247,438       $  208,690
International Growth Equity Fund    $7,473,311.08     $2,312,933       $1,143,803
Large Cap Value Fund                $1,135,294.60     $  841,169       $  586,310
Mid Cap Growth Fund                 $     862,518     $  861,192       $2,055,053
Select Equity Fund                  $     852,832     $1,848,919       $2,699,346
Small Cap Growth Fund               $     252,108     $  495,696       $1,877,934
Small Cap Value Fund                $  155,314.39     $   99,450       $  301,441
Technology Fund                     $     637,038     $  529,488       $1,101,045



     No commissions were paid by the Funds to any direct or indirect "affiliated" persons (as defined in the 1940 Act) of the Funds. Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions and the cost of transactions may vary among different brokers. Over-the-counter transactions in equity securities also may involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which may be fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.



     During the fiscal year ended March 31, 2006, the Trust directed brokerage transactions to brokers because of research services provided. The amounts of such transactions and related commissions were as follows: for the Income Equity Fund, $50,851,401 in research commission transactions and $57,673 in research commissions; for the Growth Equity Fund, $232,449,944 in research commission transactions and $235,820 in research commissions; for the Large Cap Value Fund, $351,352,311.94 in research commission transactions and $558,184 in research commissions; for the


----------

(1)  The Fund commenced operations on April 25, 2006.



(2)  The Fund commenced operations on December 16, 2005.

Select Equity Fund, $285,768,171 in research commission transactions and $289,457 in research commissions; for the Technology Fund, $44,744,000 in research commission transactions and $83,925 in research commissions; for the Small Cap Growth Fund $41,722,776 in research commission transactions and $57,460 in research commissions; and for the Mid Cap Growth Fund $301,979,285 in research commission transactions and $291,261 in research commissions.


     The Trust is required to identify any securities of its "regular brokers or dealers" or their parents which the Trust acquired during its most recent fiscal year.


     During the fiscal year ended March 31, 2006, the California Municipal Money Market Fund did not acquire, sell and own securities of its regular broker-dealers.



     During the fiscal year ended March 31, 2006, the Enhanced Large Cap Fund acquired or sold securities of Bank of America, N.A., Citibank, Credit Suisse First Boston, Deutsche Bank, Goldman Sachs & Co., Lehman Brothers, Merrill Lynch & Co., Inc. and UBS-Warburg LLC. As of March 31, 2006, the Enhanced Large Cap Fund owned securities of Bank of America, N.A., Goldman Sachs & Co., Lehman Brothers and Merrill Lynch & Co. in the amounts of $774, $16, $289, and $31, respectively.






     During the fiscal year ended March 31, 2006, the Money Market Fund acquired or sold securities of Bank of America, N.A., Bear Stearns, Citibank, Credit Suisse First Boston, Deutsche Bank, Goldman Sachs & Co., Lehman Brothers, Merrill Lynch & Co., Inc., Morgan Stanley, and UBS-Warburg LLC. As of March 31, 2006, the Money Market Fund owned securities of Credit Suisse First Boston, Deutsche Bank, UBS-Warburg LLC, Citibank, Bank of America, N.A. Bear Stearns Co., Inc., Goldman Sachs Group, Lehman Brothers, and Merrill Lynch & Co. in the amounts of $88,000, $157,001, $143,509, $105,746, $1,378,520, $20,000, $910,000,
$170,461, and $40,000 respectively.



     During the fiscal year ended March 31, 2006, the Municipal Money Market Fund did not acquire, sell or own securities of its regular broker-dealers.






     During the fiscal year ended March 31, 2006, the U.S. Government Money Market Fund acquired or sold securities of Bank of America, N.A., Bear Stearns, Credit Suisse First Boston, Deutsche Bank, Goldman Sachs & Co., Lehman Brothers, Merrill Lynch & Co., Inc. and UBS-Warburg LLC. As of March 31, 2006, the U.S. Government Money Market Fund owned securities of Bank of America, N.A, UBS-Warburg LLC, Goldman Sachs & Co., Lehman Brothers, and Merrill Lynch & Co. in the amounts of $77,713, $67,713, $50,000, $30,929, $40,000, and $50,000
respectively.



     During the fiscal year ended March 31, 2006, the U.S. Government Select Money Market Fund did not acquire, sell or own securities of its regular broker-dealers.






     During the fiscal year ended March 31, 2006, the Arizona Tax-Exempt Fund did not acquire, sell or own securities of its regular broker-dealers.



     During the fiscal year ended March 31, 2006, the California Tax-Exempt Fund did not acquire, sell or own securities of its regular broker-dealers.






     During the fiscal year ended March 31, 2006, the Fixed Income Fund acquired or sold securities of Bank of America, N.A., Bear Stearns, Citibank, Credit Suisse First Boston, Deutsche Bank, Goldman Sachs & Co., Lehman Brothers, Merrill Lynch & Co., Inc., Morgan Stanley, and UBS-Warburg LLC. As of March 31, 2006, the Fixed Income Fund owned securities of Bank of America, N.A., Bear Stearns, Credit Suisse First Boston, Lehman Brothers, UBS-Warburg LLC, Merrill Lynch & Co., and Citibank in the amounts of $4,634, $5,325, $2,451, $16,172, $5,686, $4,762, and $5,116 respectively.



     During the fiscal year ended March 31, 2006, the Florida Intermediate Tax-Exempt Fund did not acquire, sell or own securities of its regular broker-dealers.



     During the fiscal year ended March 31, 2006, the Global Fixed Income Fund acquired or sold securities Bank of America, N.A., Citibank, Credit Suisse First Boston, Deutsche Bank and UBS-Warburg LLC., respectively. As of March 31, 2006, the Global Fixed Income Fund did not own securities of its regular broker-dealers.

     During the fiscal year ended March 31, 2006, the High Yield Fixed Income acquired or sold securities of Bank of America, N.A., Citibank, Credit Suisse First Boston, Deutsche Bank and UBS-Warburg LLC. As of March 31, 2006, the High Yield Fixed Income did not own securities of its regular broker-dealers.



     During the fiscal year ended March 31, 2006, the High Yield Municipal Fund did not acquire, sell or own securities of its regular broker-dealers.



     During the fiscal year ended March 31, 2006, the California Intermediate Tax-Exempt Fund did not acquire, sell or own securities of its regular broker-dealers.






     During the fiscal year ended March 31, 2006, the Short-Intermediate U.S. Government Fund did not acquire, sell or own securities of its regular broker-dealers.






     During the fiscal year ended March 31, 2006, the Intermediate Tax-Exempt Fund did not acquire, sell or own securities of its regular broker-dealers.



     During the fiscal year ended March 31, 2006, the U.S. Government Fund acquired or sold securities of Citibank. As of March 31, 2006, the U.S. Government Fund did not own securities of its regular broker-dealers.



     During the fiscal year ended March 31, 2006, the Tax-Exempt Fund did not acquire, sell or own securities of its regular broker-dealers.



     During the fiscal year ended March 31, 2006, the Growth Equity Fund acquired or sold securities of Bank of America, N.A., Citibank, Credit Suisse First Boston, Deutsche Bank, Goldman Sachs & Co., Lehman Brothers and UBS-Warburg LLC. As of March 31, 2006, the Growth Equity Fund owned securities of Bank of America, N.A., Citibank, Goldman Sachs & Co., and Lehman Brothers in the amounts of $13,916, $16,527, $19,181, and $14,959, respectively.



     During the fiscal year ended March 31, 2006, the Income Equity Fund acquired or sold securities Bank of America, N.A., Bear Stearns, Citibank, Credit Suisse First Boston, Deutsche Bank, Merrill Lynch & Co., Inc. and UBS-Warburg LLC. As of March 31, 2006, the Income Equity Fund owned securities of Bear Stearns, Citibank, and Lehman Brothers in the amounts of $6,241, $5,189, and $2,650, respectively.



     During the fiscal year ended March 31, 2006, the International Growth Equity Fund acquired or sold securities Bank of America, N.A., Citibank, Credit Suisse First Boston, Deutsche Bank and UBS-Warburg LLC. As of March 31, 2006, the International Growth Equity Fund owned securities of UBS-Warburg LLC in the amount of $38,293.



     During the fiscal year ended March 31, 2006, the Large Cap Value Fund acquired or sold securities of Bank of America, N.A., Citibank, Credit Suisse First Boston, Deutsche Bank, Morgan Stanley and UBS-Warburg LLC. As of March 31, 2006, the Large Cap Value owned securities of Citibank in the amount of $26,968.






     During the fiscal year ended March 31, 2006, the Mid Cap Growth Fund acquired or sold securities of Bank of America, N.A., Citibank, Credit Suisse First Boston, Deutsche Bank, Morgan Stanley, and UBS-Warburg LLC.. As of March 31, 2006, the Mid Cap Growth Fund did not own securities of its regular broker-dealers.






     During the fiscal year ended March 31, 2006, the Select Equity Fund acquired or sold securities Bank of America, N.A., Citibank, Credit Suisse First Boston, Deutsche Bank, Goldman Sachs & Co., Lehman Brothers, Morgan Stanley and UBS-Warburg LLC. As of March 31, 2006, the Select Equity Fund owned securities of Lehman Brothers in the amount of $4,770.






     During the fiscal year ended March 31, 2006, the Small Cap Growth Fund acquired or sold securities of Bank of America, N.A., Bear Stearns, Citibank, Credit Suisse First Boston, Deutsche Bank and UBS-Warburg LLC. As of March 31, 2006, the Small Cap Growth Fund did not own securities of its regular broker-dealers.



     During the fiscal year ended March 31, 2006, the Small Cap Value Fund acquired or sold securities of Bank of America, N.A., Citibank, Credit Suisse First Boston, Deutsche Bank and UBS-Warburg LLC. As of March 31, 2006, the Small Cap Value Fund did not own securities of its regular broker-dealers.

     During the fiscal year ended March 31, 2006, the Technology Fund acquired or sold securities of Bank of America, N.A., Citibank, Credit Suisse First Boston, Deutsche Bank and UBS-Warburg LLC. As of March 31, 2006, the Technology Fund did not own securities of its regular broker-dealers.



     During the fiscal year ended March 31, 2006, the Emerging Markets Equity Fund did not acquire, sell or own securities of its regular broker-dealers.


     The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Investment Advisers believe such practice to be in the Funds' interests.


     On occasions when the Investment Advisers deem the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts managed by them (including any other Fund, investment company or account for which Northern Trust acts as adviser), the Agreements provide that the Investment Advisers, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Fund with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Advisers in the manner they consider to be most equitable and consistent with their fiduciary obligations to the Fund and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for the Fund or the amount of the securities that are able to be sold for the Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Agreements permit the Investment Advisers, at their discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Advisers' opinion of the reliability and quality of the broker or dealer.


     The Advisory Agreements provide that the Investment Advisers may render similar services to others so long as their services under the Advisory Agreements are not impaired thereby. The Advisory Agreements also provide that the Trust will indemnify the Investment Advisers against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Advisory Agreement) or, in lieu thereof, contribute to resulting losses.


     From time to time, the Investment Advisers may voluntarily waive a portion or all of their fees otherwise payable to them with respect to the Funds.



     For the fiscal years indicated below, the amount of advisory fees paid by each of the Funds, after voluntary fee waivers, was as follows:



                                           Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
                                             March 31, 2006      March 31, 2005      March 31, 2004
                                           -----------------   -----------------   -----------------
Emerging Markets Equity Fund(1)                       N/A                 N/A                 N/A
Enhanced Large Cap Value Fund(2)              $    20,658                 N/A                 N/A
Growth Equity Fund                            $ 6,224,475         $ 6,356,627         $ 5,787,354
Income Equity Fund                            $ 2,946,550         $ 2,794,514         $ 2,427,384
International Growth Equity Fund              $13,089,679         $ 8,841,902         $ 3,241,040
Large Cap Value Fund                          $10,120,808         $ 8,674,885         $ 5,742,074
Mid Cap Growth Fund                           $ 2,602,512         $ 2,811,952         $ 2,653,756
Select Equity Fund                            $ 2,314,509         $ 3,082,320         $ 3,855,448
Small Cap Growth Fund                         $   663,305         $ 1,129,483         $ 1,653,431
Small Cap Value Fund                          $ 4,349,037         $ 3,649,643         $ 2,830,916
Technology Fund                               $ 2,345,945         $ 3,282,253         $ 3,919,971
Arizona Tax-Exempt Fund                       $   381,584         $   471,037         $   572,130
California Intermediate Tax-Exempt Fund       $   458,099         $   468,213         $   547,193
California Tax-Exempt Fund                    $   603,967         $   673,727         $   821,156


----------

(1)  The Fund commenced operations on April 25, 2006.



(2)  The Fund commenced operations on December 16, 2005.

                                           Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
                                             March 31, 2006      March 31, 2005      March 31, 2004
                                           -----------------   -----------------   -----------------
Fixed Income Fund                             $ 5,508,283         $ 5,309,183         $ 5,390,323
Florida Intermediate Tax-Exempt Fund          $   339,037         $   377,544         $   408,584
Global Fixed Income Fund                      $   346,177         $   405,142         $   363,628
High Yield Fixed Income Fund                  $ 6,808,620         $ 6,071,695         $ 4,553,890
High Yield Municipal Fund                     $ 1,059,152         $   709,293         $   517,876
Intermediate Tax-Exempt Fund                  $ 3,738,403         $ 3,959,617         $ 4,560,001
Short-Intermediate U.S. Government Fund       $ 1,057,690         $ 1,248,630         $ 1,546,284
Tax-Exempt Fund                               $ 3,066,408         $ 3,268,299         $ 3,797,099
U.S. Government Fund                          $ 1,293,910         $ 1,656,619         $ 2,387,551
California Municipal Money Market Fund        $ 4,148,834         $ 3,373,451         $ 3,592,261
Money Market Fund                             $33,962,874         $29,551,444         $31,322,051
Municipal Money Market Fund                   $19,970,593         $18,368,718         $18,931,804
U.S. Government Money Market Fund             $ 2,532,406         $ 2,361,886         $ 2,636,170
U.S. Government Select Money Market Fund      $ 4,651,601         $ 3,852,283         $ 3,724,949


     For the fiscal years indicated below, Northern Trust voluntarily waived advisory fees for each of the Funds as follows:


                                           Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
                                             March 31, 2006      March 31, 2005      March 31, 2004
                                           -----------------   -----------------   -----------------
Emerging Markets Equity Fund(1)                      N/A                  N/A                 N/A
Enhanced Large Cap Value Fund(2)              $        0                  N/A                 N/A
Growth Equity Fund                            $  716,100           $  747,839          $  680,865
Income Equity Fund                            $  338,687           $  328,767          $  285,574
International Growth Equity Fund              $1,278,125           $  884,190          $  324,104
Large Cap Value Fund                          $1,164,388           $1,020,576          $  675,538
Mid Cap Growth Fund                           $  299,178           $  330,818          $  312,206
Select Equity Fund                            $  266,876           $  362,626          $  453,582
Small Cap Growth Fund                         $   64,863           $  112,948          $  165,343
Small Cap Value Fund                          $  498,445           $  429,370          $  333,049
Technology Fund                               $  230,007           $  328,225          $  391,997
Arizona Tax-Exempt Fund                       $   28,864           $   35,297          $   40,866
California Intermediate Tax-Exempt Fund       $   34,545           $   35,105          $   39,085
California Tax-Exempt Fund                    $   45,606           $   50,515          $   58,654
Fixed Income Fund                             $        0           $        0          $        0
Florida Intermediate Tax-Exempt Fund          $   25,632           $   28,330          $   29,185
Global Fixed Income Fund                      $        0           $        0          $        0
High Yield Fixed Income Fund                  $        0           $        0          $        0
High Yield Municipal Fund                     $   78,913           $   53,396          $   36,991
Intermediate Tax-Exempt Fund                  $  282,347           $  296,844          $  325,714
Short-Intermediate U.S. Government Fund       $        0           $        0          $        0
Tax-Exempt Fund                               $  231,439           $  245,066          $  271,221
U.S. Government Fund                          $        0           $        0          $        0
California Municipal Money Market Fund        $1,015,012           $  843,361          $  898,065
Money Market Fund                             $8,292,554           $7,387,842          $7,830,509
Municipal Money Market Fund                   $4,870,987           $4,592,168          $4,732,948
U.S. Government Money Market Fund             $  617,249           $  590,470          $  659,042
U.S. Government Select Money Market Fund      $1,137,796           $  963,069          $  931,237


----------




(1)  The Fund commenced operations on April 25, 2006.



(2)  The Fund commenced operations on December 16, 2005.

     As compensation for advisory services and the assumption of related expenses, the Investment Advisers are entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund's respective average daily net assets). The table also reflects the advisory fees paid (after voluntary waivers (if any)) by the Funds for the fiscal year ended March 31, 2006.






                                                         CONTRACTUAL RATE
                                       ---------------------------------------------------   ADVISORY FEE PAID
                                       For Fiscal Year   For Fiscal Year   For Fiscal Year    For Fiscal Year
                                        Ended 3/31/06     Ended 3/31/05     Ended 3/31/04      Ended 3/31/06
                                       ---------------   ---------------   ---------------   -----------------
Emerging Markets Equity Fund(1)               N/A               N/A               N/A                N/A
Enhanced Large Cap Value Fund(2)            0.30%               N/A               N/A              0.30%
Growth Equity*                              0.85%             0.95%             0.95%              0.85%
Income Equity*                              0.85%             0.95%             0.95%              0.85%
International Growth Equity*                1.00%             1.10%             1.10%              1.00%
Large Cap Value*                            0.85%             0.95%             0.95%              0.85%
Mid Cap Growth*                             0.85%             0.95%             0.95%              0.85%
Select Equity*                              0.85%             0.95%             0.95%              0.85%
Small Cap Growth*                           1.00%             1.10%             1.10%              1.00%
Small Cap Value*                            0.85%             0.95%             0.95%              0.85%
Technology*                                 1.00%             1.10%             1.10%              1.00%
Arizona Tax-Exempt*                         0.55%             0.70%             0.70%              0.65%
California Intermediate Tax-Exempt*         0.55%             0.70%             0.70%              0.65%
California Tax-Exempt*                      0.55%             0.70%             0.70%              0.65%
Fixed Income                                0.70%             0.70%             0.70%              0.70%
Florida Intermediate Tax-Exempt*            0.55%             0.70%             0.70%              0.65%
Global Fixed Income                         0.85%             0.85%             0.85%              0.85%
High Yield Fixed Income                     0.70%             0.70%             0.70%              0.70%
High Yield Municipal*                       0.65%             0.70%             0.70%              0.65%
Intermediate Tax-Exempt*                    0.55%             0.70%             0.70%              0.65%
Short-Intermediate U.S. Government          0.70%             0.70%             0.70%              0.70%
Tax-Exempt*                                 0.55%             0.70%             0.70%              0.65%
U.S. Government                             0.70%             0.70%             0.70%              0.70%
California Municipal Money Market*          0.40%             0.50%             0.50%              0.40%
Money Market*                               0.40%             0.50%             0.50%              0.40%
Municipal Money Market*                     0.40%             0.50%             0.50%              0.40%
U.S. Government Money Market*               0.40%             0.50%             0.50%              0.40%
U.S. Government Select Money Market*        0.40%             0.50%             0.50%              0.40%


     Under its Transfer Agency Agreement with the Trust, TNTC as Transfer Agent has undertaken to perform some or all of the following services: (i) answer shareholder inquiries and respond to requests for information regarding the Trust; (ii) process purchase and redemption transactions; (iii) establish and maintain shareholder accounts and subaccounts; (iv) furnish confirmations in accordance with applicable law, and provide periodic account statements to

----------

(1)  The Fund commenced operations on April 25, 2006.



(2)  The Fund commenced operations on December 16, 2005.



* Prior to March 24, 2006, the contractual rates for the Growth Equity, Income Equity, International Growth Equity, Large Cap Value, Mid Cap Growth, Select Equity, Small Cap Growth, Small Cap Value, Technology, Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, Florida Intermediate Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt, Tax-Exempt, California Municipal Money Market, Money Market, Municipal Money Market, U.S. Government Money Market and the U.S. Government Select Money Market Funds were 0.95%, 0.95%, 1.10%, 0.95%, 0.95%, 0.95%, 1.10%, 0.95%, 1.10%, 0.70%, 0.70%, 0.70%, 0.70%, 0.70%,
     0.70%, 0.70%, 0.50%, 0.50%, 0.50%, 0.50% and 0.50%, respectively.

each shareholder; (v) furnish proxy statements and proxies, annual and semiannual financial statements, and dividend, distribution and tax notices to shareholders; (vi) act as income disbursing agent; and (vii) maintain appropriate records relating to its services. The Trust may appoint one or more sub-transfer agents in the performance of its services.

     As compensation for the services rendered by TNTC under the Transfer Agency Agreement and the assumption by TNTC of related expenses, TNTC is entitled to a fee from the Trust, payable monthly, at an annual rate of 0.10% of the average daily NAV of each of the Funds. In addition, TNTC may be reimbursed for certain expenses as provided under the Transfer Agency Agreement.

     For the fiscal years indicated below, the amount of transfer agency fees paid by each of the Funds was as follows:


                                           Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
                                             March 31, 2006      March 31, 2005      March 31, 2004
                                           -----------------   -----------------   -----------------
Emerging Markets Equity Fund(1)                       N/A                 N/A                 N/A
Enhanced Large Cap Value Fund(2)               $    6,886                 N/A                 N/A
Growth Equity Fund                             $  732,283          $  747,829          $  680,858
Income Equity Fund                             $  346,649          $  328,762          $  285,571
International Growth Equity Fund               $1,308,954          $  884,178          $  324,100
Large Cap Value Fund                           $1,190,671          $1,020,562          $  675,530
Mid Cap Growth Fund                            $  306,175          $  330,814          $  312,203
Select Equity Fund                             $  272,292          $  362,621          $  453,577
Small Cap Growth Fund                          $   66,330          $  112,947          $  165,341
Small Cap Value Fund                           $  511,646          $  429,365          $  333,045
Technology Fund                                $  234,592          $  328,221          $  391,992
Arizona Tax-Exempt Fund                        $   58,883          $   70,593          $   81,732
California Intermediate Tax-Exempt Fund        $   70,729          $   70,209          $   78,170
California Tax-Exempt Fund                     $   93,227          $  101,028          $  117,307
Fixed Income Fund                              $  786,889          $  741,171          $  718,703
Florida Intermediate Tax-Exempt Fund           $   52,322          $   56,659          $   58,369
Global Fixed Income Fund                       $   40,726          $   46,512          $   40,403
High Yield Fixed Income Fund                   $  972,650          $  848,877          $  607,179
High Yield Municipal Fund                      $  162,945          $  106,790          $   73,981
Intermediate Tax-Exempt Fund                   $  577,033          $  593,681          $  651,421
Short-Intermediate U.S. Government Fund        $  151,097          $  173,851          $  206,169
Tax-Exempt Fund                                $  473,365          $  490,126          $  542,423
U.S. Government Fund                           $  184,842          $  230,654          $  318,337
California Municipal Money Market Fund         $1,037,199          $  843,350          $  898,055
Money Market Fund                              $8,490,641          $7,387,743          $7,830,424
Municipal Money Market Fund                    $4,992,603          $4,592,106          $4,732,898
U.S. Government Money Market Fund              $  633,096          $  590,462          $  659,035
U.S. Government Select Money Market Fund       $1,162,890          $  963,056          $  931,227



     Under its Custodian Agreement (and in the case of the Emerging Markets Equity, Global Fixed Income, and International Growth Equity Funds, its Foreign Custody Agreement) with the Trust, TNTC (the "Custodian") (i) holds each Fund's cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Fund, (iii) makes receipts and disbursements of funds on behalf of the Fund, (iv) receives, delivers and releases securities on behalf of the Fund, (v) collects and receives all income, principal and other payments in respect of the Fund's investments held by the Custodian and (vi) maintains the accounting records of Northern Funds. The Custodian may employ one or more subcustodians, provided that the Custodian, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian and that the responsibility or liability of the subcustodian to the Custodian shall conform to the resolution of the Trustees of the Trust authorizing the appointment of the particular subcustodian (or, in


----------

(1)  The Fund commenced operations on April 25, 2006.



(2)  The Fund commenced operations on December 16, 2005.

the case of foreign securities, to the terms of any agreement entered into between the Custodian and such subcustodian to which such resolution relates). In addition, the Trust's custodial arrangements provide, with respect to foreign securities, that the Custodian shall not be: (i) responsible for the solvency of any subcustodian appointed by it with reasonable care; (ii) responsible for any act, omission, default or for the solvency of any eligible foreign securities depository; and (iii) liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the subcustodian has otherwise exercised reasonable care. The Custodian also may appoint agents to carry out such of the provisions of the Custodian Agreement and the Foreign Custody Agreement as the Custodian may from time to time direct, provided that the appointment of an agent shall not relieve TNTC of any of its responsibilities under either Agreement. The Custodian has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the International Funds' foreign securities.



     As compensation for the services rendered with respect to the Trust by the Custodian to each Fund (except the Emerging Markets Equity, Global Fixed Income and the International Growth Equity Funds), and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from each of the Trust as follows; (a) a basic custodial fee of (i) $18,000 annually for each Fund, plus (ii) 1/100th of 1% annually of each Fund's average daily net assets to the extent they exceed $100 million, plus (b) a basic accounting fee of (i) $25,000 annually for each Fund, plus (ii) 1/100th of 1% annually of each Fund's average daily net assets to the extent they exceed $50 million, plus (c) a fixed dollar fee for each trade in portfolio securities, plus (d) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire, plus (e) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses
(c) and (d) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.



     As compensation for the services rendered to the Trust, under the Foreign Custody Agreement with respect to the Emerging Markets Equity, International Growth Equity and Global Fixed Income Funds and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from each of those Funds as follows: (i) $35,000 annually for the Emerging Markets Equity, International Growth Equity and Global Fixed Income Funds, plus (ii) 9/100th of 1% annually of each Fund's average daily net assets, plus (iii) reimbursement for fees incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. As compensation for basic accounting services rendered to the Emerging Markets Equity, International Growth Equity and Global Fixed Income Funds by TNTC, TNTC is entitled to receive $25,000 for the first $50 million of each of those Fund's average daily net assets and 1/100th of 1% of each Fund's average daily net assets in excess of $50 million.


     The Custodian's fees under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Funds' daily-uninvested U.S. cash balances (if any).

     For the fiscal years indicated below, the amount of custody and fund accounting fees paid by each Fund was as follows:


                                           Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
                                             March 31, 2006      March 31, 2005      March 31, 2004
                                           -----------------   -----------------   -----------------
Emerging Markets Equity Fund(1)                       N/A                 N/A                 N/A
Enhanced Large Cap Value Fund(2)               $   46,195                 N/A                 N/A
Growth Equity Fund                             $  182,864          $  183,082          $  167,949
Income Equity Fund                             $  103,283          $   95,067          $   90,054
International Growth Equity Fund               $1,557,638          $  756,094          $  366,921
Large Cap Value Fund                           $  304,011          $  209,237          $  168,355
Mid Cap Growth Fund                            $  101,551          $  110,578          $  108,150
Select Equity Fund                             $   86,590          $  131,011          $  140,307
Small Cap Growth Fund                          $   48,691          $   74,161          $   79,794
Small Cap Value Fund                           $  172,432          $  200,832          $  142,267
Technology Fund                                $   72,908          $  113,515          $  114,782


----------

(1)  The Fund commenced operations on April 25, 2006.



(2)  The Fund commenced operations on December 16, 2005.

                                           Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
                                             March 31, 2006      March 31, 2005      March 31, 2004
                                           -----------------   -----------------   -----------------
Arizona Tax-Exempt Fund                        $   46,566          $   50,257          $   49,949
California Intermediate Tax-Exempt Fund        $   46,283          $   49,026          $   50,430
California Tax-Exempt Fund                     $   49,340          $   54,288          $   55,973
Fixed Income Fund                              $  164,682          $  154,306          $  171,053
Florida Intermediate Tax-Exempt Fund           $   44,801          $   46,480          $   49,218
Global Fixed Income Fund                       $   92,098          $  105,944          $   96,931
High Yield Fixed Income Fund                   $  180,488          $  121,210          $  137,870
High Yield Municipal Fund                      $   69,488          $   50,755          $   40,258
Intermediate Tax-Exempt Fund                   $  148,977          $  153,405          $  167,381
Short-Intermediate U.S. Government Fund        $   56,408          $   70,844          $   70,342
Tax-Exempt Fund                                $  122,794          $  138,428          $  145,194
U.S. Government Fund                           $   48,348          $   85,997          $   96,165
California Municipal Money Market Fund         $  229,981          $  205,615          $  220,578
Money Market Fund                              $1,533,953          $1,559,195          $1,597,647
Municipal Money Market Fund                    $1,039,704          $  944,091          $1,004,953
U.S. Government Money Market Fund              $  125,030          $  107,686          $  127,178
U.S. Government Select Money Market Fund       $  271,002          $  217,365          $  227,607



     Unless sooner terminated, the Trust's Advisory Agreement, Transfer Agency Agreement, Custodian Agreement and Foreign Custody Agreement will continue in effect with respect to a particular Fund until March 31, 2007, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940
Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Fund (as defined under "Description of Shares"). Each agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser, Custodian, or Transfer Agent, as the case may be, on 60 days' written notice.



BOARD CONSIDERATIONS REGARDING THE ADVISORY AGREEMENT FOR THE EMERGING MARKETS EQUITY FUND.



     The Board's consideration of the Advisory Agreements for the Funds, other than the Emerging Markets Equity Fund, is set forth in the Funds' annual report. However, the Emerging Markets Equity Fund commenced operations after the period covered by the annual report. Therefore, the Board's consideration of the Advisory Agreement for the Emerging Markets Equity Fund is discussed below.



     The Trustees oversee the management of the Trust, and review the investment performance and expenses of the Emerging Markets Equity Fund at regularly scheduled meetings held during the Fund's fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust's Advisory Agreement with the Investment Adviser.



     The Advisory Agreement was initially approved by the Trustees, including all of the Trustees who are not parties to the Advisory Agreements or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "non-interested Trustees"), on February 16, 2006. Prior to this meeting, the Board of Trustees received written presentations provided by the Investment Adviser relating to the Trustees' consideration of the Advisory Agreement, and at that meeting, the Trustees also considered the Investment Adviser's oral presentation and discussed the information that had been provided. In connection with their deliberations, the Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law.



     In considering whether to approve the Advisory Agreement, the Trustees examined various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services that are provided to the Emerging Markets Equity Fund by the Investment Adviser and its affiliates. These services include services as the Fund's foreign custodian, transfer agent and co-administrator. The Trustees considered the information presented with respect to Northern's experiences as a foreign custodian and its extensive foreign custody network, which would be used to custody the Fund's foreign assets. The Trustees also considered that many of the Fund's shareholders would have other client relationships with The Northern Trust Company. The Trustees believed that the Investment Adviser had allocated substantial resources and personnel, and had made significant financial commitments, to the investment management and other operations of the Fund, including substantial investment in technology, and systems development and support as well as acquisitions of additional, experienced investment management personnel, business continuity enhancements, and other capital expenditures. All of the enhancements were, in the view of the Trustees, likely to benefit the Fund and enable the Investment Adviser to provide quality services to the Fund. The Trustees also considered the proposed staffing for the Fund and the experience of the proposed Fund manager.



     The Trustees did not review the investment performance of the Fund with the Investment Adviser because the Emerging Markets Equity Fund did not have a performance record at the time of the initial approval.



     Other factors considered by the Trustees included the Fund's proposed contractual advisory fee rate; the Fund's projected total operating expense ratio; and Northern's voluntary expense reimbursements with respect to the Fund. In addition, the Trustees considered the fees to be paid by the Fund to the Investment Adviser for custodial, transfer agency and co-administration services, and reviewed information as to whether the Investment Adviser was likely to pass benefits from its economies of scale to shareholders. In this regard, the Trustees considered the projected asset levels in the Fund during the first year of operation, the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser (which do not include fee breakpoints) with fee rates charged by other, unaffiliated investment managers to their clients.



     Information on the services rendered by the Investment Adviser to the Emerging Markets Equity Fund, the fees paid by the Fund under the Advisory Agreement and the Fund's total operating expense ratios were compared to similar information for other mutual funds advised by the Investment Adviser and other, unaffiliated investment management firms. Comparisons of the Fund's fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. These comparisons showed that the advisory fees to be paid by the Fund and projected expense ratio were below those of the peer group selected by the third-party data provider. These comparisons assisted the Trustees in evaluating the reasonableness of the investment advisory fees paid by the Fund. Information was also provided to the Board on the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Trust's Funds generally.



     After deliberation, the Trustees concluded that the fees to be paid by the Emerging Markets Equity Fund were reasonable in light of the services provided by the Investment Adviser, its costs and the Fund's projected asset levels, and that the Advisory Agreement should be approved.


     Northern Trust and its affiliates may act as an underwriter of various securities. Under the 1940 Act, the Funds are precluded, subject to certain exceptions, from purchasing in the primary market those securities with respect to which Northern Trust or an affiliate is serving as a principal underwriter. In the opinion of Northern Trust, this limitation will not significantly affect the ability of the Funds to pursue their respective investment objectives.

     In the Advisory Agreements, the Investment Advisers agree that the name "Northern" may be used in connection with the Trust's business on a royalty-free basis. TNTC has reserved to itself the right to grant the non-exclusive right to use the name "Northern" to any other person. The Advisory Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern."

PORTFOLIO MANAGERS


Fund                                       Portfolio Manager(s)
----                                       --------------------
Emerging Markets Equity Fund               James B. Francis
Enhanced Large Cap Fund                    Robert H. Bergson and Joseph E. Wolfe
Growth Equity Fund                         John S. Cole and Robert G. Mitchell
Income Equity Fund                         Theodore T. Southworth
International Growth Equity Fund           Stephen Dowds and Diane Jones
Large Cap Value Fund                       Stephen G. Atkins, Stephen K. Kent, Jr. and Betsy Turner
Mid Cap Growth Fund                        Christopher D. Guinther

Select Equity Fund                         John S. Cole and Robert N. Streed
Small Cap Growth Fund                      Christopher D. Guinther
Small Cap Value Fund                       Robert H. Bergson
Technology Fund                            Deborah Koch and Matthew Peron
Arizona Tax-Exempt Fund                    Eric V. Boeckmann
California Intermediate Tax-Exempt Fund    Eric V. Boeckmann
California Tax-Exempt Fund                 Eric V. Boeckmann
Fixed Income Fund                          Colin A. Roberston and Matthew Toms
Florida Intermediate Tax-Exempt Fund       Timothy T.A. McGregor and Timothy P. Blair
Global Fixed Income Fund                   Wayne G. Bowers
High Yield Fixed Income Fund               Edward J. Casey and Matthew Toms
High Yield Municipal Fund                  M. Jane McCart
Intermediate Tax-Exempt Fund               Timothy T.A. McGregor
Short-Intermediate U.S. Government Fund    Brian E. Andersen and Timothy S. Musial
Tax-Exempt Fund                            Timothy T.A. McGregor
U.S. Government Fund                       Brian E. Andersen and Timothy S. Musial
California Municipal Money Market Fund     Kurt Stoeber
Money Market Fund                          Ali Bleecker
Municipal Money Market Fund                Kurt Stoeber
U.S. Government Money Market Fund          Mary Ann Flynn
U.S. Government Select Money Market Fund   Mary Ann Flynn



ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS


     The following tables describe certain information with respect to accounts for which the portfolio managers have day-to-day responsibility, including all Northern Funds managed by the portfolio manager.





     The table below discloses accounts within each type of category listed below for which BRIAN E. ANDERSEN was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2006.



                                           Total                           Number of
                                         Number of                     Accounts Managed       Total Assets with
                                          Accounts    Total Assets     with Advisory Fee        Advisory Fee
Type of Accounts                          Managed    (in Millions)   Based on Performance   Based on Performance
----------------                         ---------   -------------   --------------------   --------------------
Northern Funds:                              2            $299                 0                     $0
Northern Institutional Funds:                1            $ 72                 0                     $0
Other Registered Investment Companies:       0            $  0                 0                     $0
Other Pooled Investment Vehicles:            0            $  0                 0                     $0
Other Accounts:                              9            $332                 0                     $0



     The table below discloses accounts within each type of category listed below for which STEPHEN G. ATKINS was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2006.






                                           Total                           Number of
                                         Number of                     Accounts Managed       Total Assets with
                                          Accounts    Total Assets     with Advisory Fee        Advisory Fee
Type of Accounts                          Managed    (in Millions)   Based on Performance   Based on Performance
----------------                         ---------   -------------   --------------------   --------------------
Northern Funds:                              1           $1,188                0                     $0
Northern Institutional Funds:                0           $    0                0                     $0
Other Registered Investment Companies:       2           $  210                0                     $0
Other Pooled Investment Vehicles:            0           $    0                0                     $0
Other Accounts:                              0           $    0                0                     $0

     The table below discloses accounts within each type of category listed below for which ROBERT H. BERGSON was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2006.



                                           Total                           Number of
                                         Number of                     Accounts Managed       Total Assets with
                                          Accounts    Total Assets     with Advisory Fee        Advisory Fee
Type of Accounts                          Managed    (in Millions)   Based on Performance   Based on Performance
----------------                         ---------   -------------   --------------------   --------------------
Northern Funds:                              3           $  645                0                     $0
Northern Institutional Funds:                0           $    0                0                     $0
Other Registered Investment Companies:       3           $  473                0                     $0
Other Pooled Investment Vehicles:            3           $  370                0                     $0
Other Accounts:                              7           $1,457                0                     $0



     The table below discloses accounts within each type of category listed below for which TIMOTHY P. BLAIR was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2006.



                                           Total                           Number of
                                         Number of                     Accounts Managed       Total Assets with
                                          Accounts    Total Assets     with Advisory Fee        Advisory Fee
Type of Accounts                          Managed    (in Millions)   Based on Performance   Based on Performance
----------------                         ---------   -------------   --------------------   --------------------
Northern Funds:                              1           $   48                0                     $0
Northern Institutional Funds:                0           $    0                0                     $0
Other Registered Investment Companies:       0           $    0                0                     $0
Other Pooled Investment Vehicles:            0           $    0                0                     $0
Other Accounts:                            107           $1,030                0                     $0



     The table below discloses accounts within each type of category listed below for which ALI BLEECKER was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2006.



                                           Total                           Number of
                                         Number of                     Accounts Managed       Total Assets with
                                          Accounts    Total Assets     with Advisory Fee        Advisory Fee
Type of Accounts                          Managed    (in Millions)   Based on Performance   Based on Performance
----------------                         ---------   -------------   --------------------   --------------------
Northern Funds:                              1          $ 9,159                0                     $0
Northern Institutional Funds:                2          $10,959                0                     $0
Other Registered Investment Companies:       0          $     0                0                     $0
Other Pooled Investment Vehicles:            2          $18,500                0                     $0
Other Accounts:                              2          $   100                0                     $0

     The table below discloses accounts within each type of category listed below for which ERIC V. BOECKMANN was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2006.



                                          Total                    Number of Accounts    Total Assets
                                        Number of                     Managed with       with Advisory
                                         Accounts   Total Assets      Advisory Fee         Fee Based
           Type of Accounts              Managed   (in Millions)  Based on Performance  on Performance
           ----------------             ---------  -------------  --------------------  --------------
Northern Funds:                              3         $  219               0                 $0
Northern Institutional Funds:                0         $    0               0                 $0
Other Registered Investment Companies:       0         $    0               0                 $0
Other Pooled Investment Vehicles:            0         $    0               0                 $0
Other Accounts:                            127         $2,037               0                 $0



     The table below discloses accounts within each type of category listed below for which WAYNE G. BOWERS was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2006.



                                          Total                    Number of Accounts    Total Assets
                                        Number of                     Managed with       with Advisory
                                         Accounts   Total Assets      Advisory Fee         Fee Based
           Type of Accounts              Managed   (in Millions)  Based on Performance  on Performance
           ----------------             ---------  -------------  --------------------  --------------
Northern Funds:                             1           $ 33                0                 $0
Northern Institutional Funds:               0           $  0                0                 $0
Other Registered Investment Companies:      3           $  7                0                 $0
Other Pooled Investment Vehicles:           0           $  0                0                 $0
Other Accounts:                             3           $483                0                 $0



     The table below discloses accounts within each type of category listed below for which EDWARD J. CASEY was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2006.






                                          Total                    Number of Accounts    Total Assets
                                        Number of                     Managed with       with Advisory
                                         Accounts   Total Assets      Advisory Fee         Fee Based
           Type of Accounts              Managed   (in Millions)  Based on Performance  on Performance
           ----------------             ---------  -------------  --------------------  --------------
Northern Funds:                             1          $1,397               0                 $0
Northern Institutional Funds:               0          $    0               0                 $0
Other Registered Investment Companies:      0          $    0               0                 $0
Other Pooled Investment Vehicles:           0          $    0               0                 $0
Other Accounts:                             4          $  110               0                 $0



     The table below discloses accounts within each type of category listed below for which JOHN S. COLE was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2006.






                                          Total                    Number of Accounts    Total Assets
                                        Number of                     Managed with       with Advisory
                                         Accounts   Total Assets      Advisory Fee         Fee Based
           Type of Accounts              Managed   (in Millions)  Based on Performance  on Performance
           ----------------             ---------  -------------  --------------------  --------------
Northern Funds:                             2           $989                0                 $0
Northern Institutional Funds:               2           $139                0                 $0

Other Registered Investment Companies:      0           $  0                0                 $0
Other Pooled Investment Vehicles:           0           $  0                0                 $0
Other Accounts:                             0           $  0                0                 $0



     The table below discloses accounts within each type of category listed below for which STEPHEN DOWDS was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2006.






                                          Total                    Number of Accounts    Total Assets
                                        Number of                     Managed with       with Advisory
                                         Accounts   Total Assets      Advisory Fee         Fee Based
           Type of Accounts              Managed   (in Millions)  Based on Performance  on Performance
           ----------------             ---------  -------------  --------------------  --------------
Northern Funds:                             1          $1,415               0                 $0
Northern Institutional Funds:               1          $  190               0                 $0
Other Registered Investment Companies:      0          $    0               0                 $0
Other Pooled Investment Vehicles:           1          $   58               0                 $0
Other Accounts:                             8          $  435               0                 $0



     The table below discloses accounts within each type of category listed below for which MARY ANN FLYNN was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2006.



                                          Total                    Number of Accounts    Total Assets
                                        Number of                     Managed with       with Advisory
                                         Accounts   Total Assets      Advisory Fee         Fee Based
           Type of Accounts              Managed   (in Millions)  Based on Performance  on Performance
           ----------------             ---------  -------------  --------------------  --------------
Northern Funds:                             2          $1,847               0                 $0
Northern Institutional Funds:               2          $7,127               0                 $0
Other Registered Investment Companies:      0          $    0               0                 $0
Other Pooled Investment Vehicles:           0          $    0               0                 $0
Other Accounts:                             0          $    0               0                 $0






     The table below discloses accounts within each type of category listed below for which JAMES B. FRANCIS was jointly and primarily responsible for day-to-day portfolio management as of July 31, 2006.






                                          Total                    Number of Accounts    Total Assets
                                        Number of                     Managed with       with Advisory
                                         Accounts   Total Assets      Advisory Fee         Fee Based
           Type of Accounts              Managed   (in Millions)  Based on Performance  on Performance
           ----------------             ---------  -------------  --------------------  --------------
Northern Funds:                                         $  0                0                 $0
Northern Institutional Funds:                           $  0                0                 $0
Other Registered Investment Companies:                  $  0                0                 $0
Other Pooled Investment Vehicles:                       $495                0                 $0
Other Accounts:                                         $  0                0                 $0

     The table below discloses accounts within each type of category listed below for which CHRISTOPHER D. GUINTHER was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2006.






                                          Total                    Number of Accounts    Total Assets
                                        Number of                     Managed with       with Advisory
                                         Accounts   Total Assets      Advisory Fee         Fee Based
           Type of Accounts              Managed   (in Millions)  Based on Performance  on Performance
           ----------------             ---------  -------------  --------------------  --------------
Northern Funds:                             2           $388                0                 $0
Northern Institutional Funds:               2           $ 18                0                 $0
Other Registered Investment Companies:      0           $  0                0                 $0
Other Pooled Investment Vehicles:           0           $  0                0                 $0
Other Accounts:                             0           $  0                0                 $0






     The table below discloses accounts within each type of category listed below for which DIANE JONES was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2006.






                                          Total                    Number of Accounts    Total Assets
                                        Number of                     Managed with       with Advisory
                                         Accounts   Total Assets      Advisory Fee         Fee Based
           Type of Accounts              Managed   (in Millions)  Based on Performance  on Performance
           ----------------             ---------  -------------  --------------------  --------------
Northern Funds:                             1          $1,415               0                 $0
Northern Institutional Funds:               1          $  190               0                 $0
Other Registered Investment Companies:      0          $    0               0                 $0
Other Pooled Investment Vehicles:           0          $    0               0                 $0
Other Accounts:                             0          $    0               0                 $0



     The table below discloses accounts within each type of category listed below for which STEPHEN K. KENT, JR. was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2006.



                                          Total                    Number of Accounts    Total Assets
                                        Number of                     Managed with       with Advisory
                                         Accounts   Total Assets      Advisory Fee         Fee Based
           Type of Accounts              Managed   (in Millions)  Based on Performance  on Performance
           ----------------             ---------  -------------  --------------------  --------------
Northern Funds:                               1        $1,188               0                 $0
Northern Institutional Funds:                 0        $    0               0                 $0
Other Registered Investment Companies:        0        $    0               0                 $0
Other Pooled Investment Vehicles:             0        $    0               0                 $0
Other Accounts:                           8,004        $    4               0                 $0



     The table below discloses accounts within each type of category listed below for which DEBORAH KOCH was jointly and primarily responsible for day-to-day portfolio management as of July 31, 2006.






                                          Total                    Number of Accounts    Total Assets
                                        Number of                     Managed with       with Advisory
                                         Accounts   Total Assets      Advisory Fee         Fee Based
           Type of Accounts              Managed   (in Millions)  Based on Performance  on Performance
           ----------------             ---------  -------------  --------------------  --------------
Northern Funds:                             1           $209                0                 $0
Northern Institutional Funds:               1           $  4                0                 $0

Other Registered Investment Companies:      0           $  0                0                 $0
Other Pooled Investment Vehicles:           0           $  0                0                 $0
Other Accounts:                             2           $ 26                0                 $0



     The table below discloses accounts within each type of category listed below for which M. JANE MCCART was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2006.



                                          Total                    Number of Accounts    Total Assets
                                        Number of                     Managed with       with Advisory
                                         Accounts   Total Assets      Advisory Fee         Fee Based
           Type of Accounts              Managed   (in Millions)  Based on Performance  on Performance
           ----------------             ---------  -------------  --------------------  --------------
Northern Funds:                             2          $1,631               0                 $0
Northern Institutional Funds:               0          $    0               0                 $0
Other Registered Investment Companies:      0          $    0               0                 $0
Other Pooled Investment Vehicles:           1          $   43               0                 $0
Other Accounts:                             3          $   71               0                 $0



     The table below discloses accounts within each type of category listed below for which TIMOTHY T. A. MCGREGOR was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2006.



                                          Total                    Number of Accounts    Total Assets
                                        Number of                     Managed with       with Advisory
                                         Accounts   Total Assets      Advisory Fee         Fee Based
           Type of Accounts              Managed   (in Millions)  Based on Performance  on Performance
           ----------------             ---------  -------------  --------------------  --------------
Northern Funds:                              3         $1,085               0                 $0
Northern Institutional Funds:                0         $    0               0                 $0
Other Registered Investment Companies:       0         $    0               0                 $0
Other Pooled Investment Vehicles:            0         $    0               0                 $0
Other Accounts:                             83         $2,294               0                 $0



     The table below discloses accounts within each type of category listed below for which ROBERT G. MITCHELL was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2006.



                                          Total                    Number of Accounts    Total Assets
                                        Number of                     Managed with       with Advisory
                                         Accounts   Total Assets      Advisory Fee         Fee Based
           Type of Accounts              Managed   (in Millions)  Based on Performance  on Performance
           ----------------             ---------  -------------  --------------------  --------------
Northern Funds:                              1          $736                0                 $0
Northern Institutional Funds:                2          $167                0                 $0
Other Registered Investment Companies:       0          $  0                0                 $0
Other Pooled Investment Vehicles:            0          $  0                0                 $0
Other Accounts:                             41          $595                0                 $0

     The table below discloses accounts within each type of category listed below for which TIMOTHY S. MUSIAL was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2006.



                                                                         Number of
                                           Total                      Accounts Managed   Total Assets with
                                         Number of                   with Advisory Fee      Advisory Fee
                                          Accounts    Total Assets        Based on            Based on
Type of Accounts                          Managed    (in Millions)      Performance         Performance
----------------                         ---------   -------------   -----------------   -----------------
Northern Funds:                              2           $  299              0                   $0
Northern Institutional Funds:                1           $   73              0                   $0
Other Registered Investment Companies:       0           $    0              0                   $0
Other Pooled Investment Vehicles:            0           $    0              0                   $0
Other Accounts:                              9           $7,266              0                   $0



     The table below discloses accounts within each type of category listed below for which MATTHEW PERON was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2006.



                                                                         Number of
                                           Total                      Accounts Managed   Total Assets with
                                         Number of                   with Advisory Fee      Advisory Fee
                                          Accounts    Total Assets        Based on            Based on
Type of Accounts                          Managed    (in Millions)      Performance         Performance
----------------                         ---------   -------------   -----------------   -----------------
Northern Funds:                              1            $209               0                   $0
Northern Institutional Funds:                0            $  0               0                   $0
Other Registered Investment Companies:       0            $  0               0                   $0
Other Pooled Investment Vehicles:            0            $  0               0                   $0
Other Accounts:                              0            $  0               0                   $0



     The table below discloses accounts within each type of category listed below for which COLIN A. ROBERTSON was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2006.



                                                                         Number of
                                           Total                      Accounts Managed   Total Assets with
                                         Number of                   with Advisory Fee      Advisory Fee
                                          Accounts    Total Assets        Based on            Based on
Type of Accounts                          Managed    (in Millions)      Performance         Performance
----------------                         ---------   -------------   -----------------   -----------------
Northern Funds:                              1            $790               0                   $0
Northern Institutional Funds:                5            $746               0                   $0
Other Registered Investment Companies:       0            $  0               0                   $0
Other Pooled Investment Vehicles:            0            $  0               0                   $0
Other Accounts:                              9            $  0               0                   $0



     The table below discloses accounts within each type of category listed below for which THEODORE T. SOUTHWORTH was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2006.



                                                                         Number of
                                           Total                      Accounts Managed   Total Assets with
                                         Number of                   with Advisory Fee      Advisory Fee
                                          Accounts    Total Assets        Based on            Based on
Type of Accounts                          Managed    (in Millions)      Performance         Performance
----------------                         ---------   -------------   -----------------   -----------------
Northern Funds:                              1            $364                0                   $0
Northern Institutional Funds:                0            $  0                0                   $0

Other Registered Investment Companies:       0            $  0                0                   $0
Other Pooled Investment Vehicles:            0            $  0                0                   $0
Other Accounts:                              0            $  0                0                   $0



     The table below discloses accounts within each type of category listed below for which KURT STOEBER was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2006.






                                                                         Number of
                                           Total                      Accounts Managed   Total Assets with
                                         Number of                   with Advisory Fee      Advisory Fee
                                          Accounts    Total Assets        Based on            Based on
Type of Accounts                          Managed    (in Millions)      Performance         Performance
----------------                         ---------   -------------   -----------------   -----------------
Northern Funds:                              2           $6,611              0                   $0
Northern Institutional Funds:                2           $2,622              0                   $0
Other Registered Investment Companies:       0           $    0              0                   $0
Other Pooled Investment Vehicles:            0           $    0              0                   $0
Other Accounts:                              0           $    0              0                   $0



     The table below discloses accounts within each type of category listed below for which ROBERT N. STREED was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2006.



                                                                         Number of
                                           Total                      Accounts Managed   Total Assets with
                                         Number of                   with Advisory Fee      Advisory Fee
                                          Accounts    Total Assets        Based on            Based on
Type of Accounts                          Managed    (in Millions)      Performance         Performance
----------------                         ---------   -------------   -----------------   -----------------
Northern Funds:                              1            $246               0                   $0
Northern Institutional Funds:                1            $101               0                   $0
Other Registered Investment Companies:       0            $  0               0                   $0
Other Pooled Investment Vehicles:            0            $  0               0                   $0
Other Accounts:                              3            $ 73               0                   $0



     The table below discloses accounts within each type of category listed below for which MATTHEW TOMS was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2006.



                                                                         Number of
                                           Total                      Accounts Managed   Total Assets with
                                         Number of                   with Advisory Fee      Advisory Fee
                                          Accounts    Total Assets        Based on            Based on
Type of Accounts                          Managed    (in Millions)      Performance         Performance
----------------                         ---------   -------------   -----------------   -----------------
Northern Funds:                               2          $2,187              0                   $0
Northern Institutional Funds:                 4          $  616              0                   $0
Other Registered Investment Companies:        0          $    0              0                   $0
Other Pooled Investment Vehicles:             1          $   43              0                   $0
Other Accounts:                             138          $2,087              0                   $0

     The table below discloses accounts within each type of category listed below for which BETSY TURNER was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2006.



                                                                         Number of
                                           Total                      Accounts Managed   Total Assets with
                                         Number of                   with Advisory Fee      Advisory Fee
                                          Accounts    Total Assets        Based on            Based on
Type of Accounts                          Managed    (in Millions)      Performance         Performance
----------------                         ---------   -------------   -----------------   -----------------
Northern Funds:                                1         $1,188              0                   $0
Northern Institutional Funds:                  0         $    0              0                   $0
Other Registered Investment Companies:         0         $    0              0                   $0
Other Pooled Investment Vehicles:              0         $    0              0                   $0
Other Accounts:                             3000         $  798              0                   $0



     The table below discloses accounts within each type of category listed below for which JOSEPH E. WOLFE was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2006.



                                                                         Number of
                                           Total                      Accounts Managed   Total Assets with
                                         Number of                   with Advisory Fee      Advisory Fee
                                          Accounts    Total Assets        Based on            Based on
Type of Accounts                          Managed    (in Millions)      Performance         Performance
----------------                         ---------   -------------   -----------------   -----------------
Northern Funds:                              1            $ 35               0                   $0
Northern Institutional Funds:                0            $  0               0                   $0
Other Registered Investment Companies:       1            $ 41               0                   $0
Other Pooled Investment Vehicles:            3            $370               0                   $0
Other Accounts:                              0            $  0               0                   $0


MATERIAL CONFLICTS OF INTEREST The Investment Advisers' portfolio managers are often responsible for managing one or more of the Funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with the Investment Advisers than a Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts and for other reasons that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts and for other reasons. The Investment Advisers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Advisers have developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Advisers and the Trust have adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Investment Advisers conduct periodic reviews of trades for consistency with these policies.


PORTFOLIO MANAGER COMPENSATION STRUCTURE



     As of March 31, 2006, the compensation for the portfolio managers of the Emerging Markets Equity, Enhanced Large Cap, Growth Equity, Income Equity, International Growth Equity, Large Cap Value, Mid Cap Growth, Select Equity, Small Cap Growth, Small Cap Value, and Technology Funds is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on the overall financial performance of The Northern Trust Company, the overall performance of the investment management business unit plus a quantitative and qualitative evaluation of each portfolio manager's investment performance and contribution to his or her equity product strategy team. In addition, for the Enhanced Large Cap, Growth Equity, Income Equity, International Growth Equity, Large Cap Value, Mid Cap Growth,

Select Equity, Small Cap Growth, Small Cap Value, and Technology Funds' portfolio managers, the annual incentive award is based primarily on the investment performance of the Funds. Performance is measured against each Fund's Prospectus benchmark and Lipper peer group for the prior one-year and three-year periods on a pre-tax basis. The annual incentive award is not based on the amount of assets held in the Funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.



     As of March 31, 2006, the compensation for the portfolio managers of the Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, Fixed Income, Florida Intermediate Tax-Exempt, Global Fixed Income, High Yield Fixed Income, High Yield Municipal, Intermediate Tax-Exempt, Short-Intermediate U.S. Government, Tax-Exempt, and U.S. Government Funds is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on the overall financial performance of The Northern Trust Company, the performance of its investment management business unit plus a qualitative evaluation of each portfolio manager's investment performance and contribution to his or her fixed income product strategy team. For the Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, Fixed Income, Florida Intermediate Tax-Exempt, Global Fixed Income, High Yield Fixed Income, High Yield Municipal, Intermediate Tax-Exempt, Short-Intermediate U.S. Government, Tax-Exempt, and U.S. Government Funds' portfolio managers, while a quantitative evaluation of the performance of the Funds is a factor, the annual incentive award is not directly based on such performance. It is also not based on the amount of assets held in the Funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.



DISCLOSURE OF SECURITIES OWNERSHIP






     For the most recently completed fiscal year ended March 31, 2006, the table below provides beneficial ownership of shares of the portfolio managers of the Portfolios. Please note that the table provides a dollar range of each portfolio manager's holdings in each Portfolio ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000).






                                                                      Dollar ($) Range of Shares
                                                                         Beneficially Owned by
  Shares Beneficially                                                Portfolio Manager Because of
         Owned                                                       Direct or Indirect Pecuniary
           by                                                                  Interest
-----------------------                                              ----------------------------
Brian E. Andersen          Short-Intermediate U.S. Government Fund                $0
Brian E. Andersen                   U.S. Government Fund                          $0
Stephen G. Atkins                   Large Cap Value Fund                          $0
Robert H. Bergson                  Enhanced Large Cap Fund                        $0
Robert H. Bergson                   Small Cap Value Fund                          $0
Timothy P. Blair            Florida Intermediate Tax-Exempt Fund                  $0
Ali Bleecker                          Money Market Fund                           $0
Eric V. Boeckmann                  Arizona Tax-Exempt Fund                        $0
Eric V. Boeckmann          California Intermediate Tax-Exempt Fund                $0
Eric V. Boeckmann                California Tax-Exempt Fund                       $0
Wayne G. Bowers                   Global Fixed Income Fund                        $0
Edward J. Casey                    High Yield Fixed Income                        $0
John S. Cole                         Growth Equity Fund                    $100,001-$500,000
John S. Cole                         Select Equity Fund                    $100,001-$500,000
Stephen Dowds                 International Growth Equity Fund                    $0
Mary Ann Flynn                U.S. Government Money Market Fund                   $0
Mary Ann Flynn            U.S. Government Select Money Market Fund                $0
James B. Francis*               Emerging Markets Equity Fund                      $0
Christopher D. Guinther             Small Cap Growth Fund                         $0


----------

* Information is as of April 25, 2006, the date that Mr. Francis became a manager of the Emerging Markets Equity Fund.

Christopher D. Guinther              Mid Cap Growth Fund                          $0
Diane Jones                   International Growth Equity Fund                    $0
Stephen K. Kent, Jr.                Large Cap Value Fund                          $0
Deborah Koch                           Technology Fund                      $10,001-$50,000
M. Jane McCart                    High Yield Municipal Fund                 $10,001-$50,000
Timothy T. A. McGregor      Florida Intermediate Tax-Exempt Fund                  $0
Timothy T. A. McGregor          Intermediate Tax-Exempt Fund                      $0
Timothy T. A. McGregor                 Tax-Exempt Fund                            $0
Robert G. Mitchell                   Growth Equity Fund                           $0
Timothy S. Musial          Short-Intermediate U.S. Government Fund                $0
Timothy S. Musial                   U.S. Government Fund                          $0
Matthew Peron                          Technology Fund                     $100,001-$500,000
Colin A. Robertson                    Fixed Income Fund                           $0
Theodore T. Southworth               Income Equity Fund                    $100,001-$500,000
Kurt Stoeber               California Municipal Money Market Fund                 $0
Kurt Stoeber                     Municipal Money Market Fund                      $0
Robert N. Streed                     Select Equity Fund                    $100,001-$500,000
Matthew Toms                          Fixed Income Fund                           $0
Matthew Toms                    High Yield Fixed Income Fund                      $0
Betsy Turner                        Large Cap Value Fund                          $0
Joseph E. Wolfe                    Enhanced Large Cap Fund                        $0


PROXY VOTING

     The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to Northern Trust in its capacity as Investment Adviser. Northern Trust has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which Northern Trust has voting discretion, including the Funds. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Funds.

     Normally, Northern Trust exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to classify the board of directors, to eliminate cumulative voting, to limit management's ability to alter the size of the board, to require shareholder ratification of poison pills, to require a supermajority shareholder vote for charter or by-law amendments and mergers or other significant business combinations, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares, to create or abolish preemptive rights, to approve executive and director compensation plans, to limit executive and director pay, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, assets sales or liquidations.

     A Proxy Committee comprised of senior Northern Trust investment and compliance officers has the responsibility for the content, interpretation and application of the Proxy Guidelines. In addition, Northern Trust has retained an independent third party (the "Service Firm") to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee may apply these Proxy Guidelines with a measure of flexibility. Accordingly, except as otherwise provided in the Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interests of a Fund. In exercising its discretion, the Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company's record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances also may justify casting different votes for different clients with respect to the same proxy vote.

     Northern Trust occasionally may be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, Northern Trust may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, Northern Trust also may have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. Northern Trust also may be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which Northern Trust has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund. Northern Trust seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility of determining whether a proxy vote involves a potential conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including the following: voting in accordance with the vote recommendation of the Service Firm; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by voting pursuant to a "mirror voting" arrangement under which shares are voted in the same manner and proportion as shares over which Northern Trust does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

     Northern Trust may choose not to vote proxies in certain situations or for a Fund. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

     A description of Northern Funds' Proxy Voting Policies and Procedures is available upon request and without charge by visiting Northern Funds' Web site at northernfunds.com or the SEC's Web site at sec.gov or by calling 800/595-9111.


     Information regarding how the Funds voted proxies, if any, relating to portfolio securities for the most recent 12-month period ended June 30 will be available, without charge, upon request, by contacting the Adviser or by visiting the SEC's Web site.


CO-ADMINISTRATORS AND DISTRIBUTOR


     NTI and PFPC (the "Co-Administrators"), 99 High Street, Boston, Massachusetts 02110, act as co-administrators for the Funds under a Co-Administration Agreement with the Trust. Subject to the general supervision of the Trust's Board of Trustees, the Co-Administrators provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust; (ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust's shareholders and the SEC; (v) preparing and printing financial statements; (vi) preparing monthly Fund profile reports; (vii) preparing and filing the Trust's federal and state tax returns (other than those required to be filed by the Trust's Custodian and Transfer Agent) and providing shareholder tax information to the Trust's Transfer Agent; (viii) assisting in marketing strategy and product development; (ix) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers; (x) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (xi) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xii) monitoring the Trust's arrangements with respect to services provided by Service Organizations to their customers who are the beneficial owners of shares.


     Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from each Fund, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of each Fund. The Co-Administrators also are entitled to additional fees for special legal services.

     For the fiscal years indicated below, the Co-Administrators received fees under the Co-Administration Agreement with the Trust in the amount of:


                                           Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
                                             March 31, 2006      March 31, 2005      March 31, 2004
                                           -----------------   -----------------   -----------------
Emerging Markets Equity Fund(1)                       N/A                 N/A                 N/A
Enhanced Large Cap Value Fund(2)              $    10,329                 N/A                 N/A
Growth Equity Fund                            $ 1,098,438         $ 1,121,768         $ 1,021,302
Income Equity Fund                            $   519,980         $   493,154         $   428,364
International Growth Equity Fund              $ 1,963,454         $ 1,326,294         $   486,158
Large Cap Value Fund                          $ 1,786,028         $ 1,530,875         $ 1,013,312
Mid Cap Growth Fund                           $   459,267         $   496,231         $   468,312
Select Equity Fund                            $   408,443         $   543,944         $   680,376
Small Cap Growth Fund                         $    99,496         $   169,424         $   248,016
Small Cap Value Fund                          $   767,478         $   644,060         $   499,576
Technology Fund                               $   351,892         $   492,342         $   587,998
Arizona Tax-Exempt Fund                       $    88,325         $   105,892         $   122,600
California Intermediate Tax-Exempt Fund       $   106,094         $   105,316         $   117,256
California Tax-Exempt Fund                    $   139,843         $   151,545         $   175,963
Fixed Income Fund                             $ 1,180,348         $ 1,111,781         $ 1,078,071
Florida Intermediate Tax-Exempt Fund          $    78,484         $    84,991         $    87,554
Global Fixed Income Fund                      $    61,090         $    69,770         $    60,605
High Yield Fixed Income Fund                  $ 1,458,993         $ 1,273,342         $   910,784
High Yield Municipal Fund                     $   244,421         $   160,189         $   110,974
Intermediate Tax-Exempt Fund                  $   865,561         $   890,540         $   977,146
Short-Intermediate U.S. Government Fund       $   226,648         $   260,782         $   309,259
Tax-Exempt Fund                               $   710,057         $   735,204         $   813,646
U.S. Government Fund                          $   277,267         $   345,989         $   477,513
California Municipal Money Market Fund        $ 1,555,818         $ 1,265,051         $ 1,347,103
Money Market Fund                             $12,736,117         $11,081,850         $11,745,813
Municipal Money Market Fund                   $ 7,488,996         $ 6,888,307         $ 7,099,453
U.S. Government Money Market Fund             $   949,655         $   885,712         $   988,568
U.S. Government Select Money Market Fund      $ 1,744,356         $ 1,444,614         $ 1,396,861



     Unless sooner terminated, the Co-Administration Agreement will continue in effect until March 31, 2007, and thereafter for successive one-year terms with respect to each Fund, provided that the Agreement is approved annually (i) by the Board of Trustees or (ii) by the vote of a majority of the outstanding shares of such Fund (as defined below under "Description of Shares"), provided that in either event the continuance also is approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time without penalty by the Trust on at least 60 days' written notice to the Co-Administrators. Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time without penalty after at least 60 days' written notice to the Trust and the other Co-Administrator. The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality.



The Trust also has entered into a Distribution Agreement under which Northern Funds Distributors, LLC ("NFD"), with principal offices at 760 Moore Road, King of Prussia, Pennsylvania 19406, as agent, sells shares of each Fund on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. NFD is a wholly-owned subsidiary of PFPC Distributors, Inc.



----------
(1)  The Fund commenced operations on April 25, 2006.



(2)  The Fund commenced operations on December 16, 2005.

("PFPC Distributors"). PFPC Distributors, based in King of Prussia, Pennsylvania, is a wholly-owned subsidiary of PFPC, a Co-Administrator for the Trust. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD's breach of confidentiality.


     Under a Service Mark License Agreement (the "License Agreement") with NFD, Northern Trust Corporation agrees that the name "Northern Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Funds" to any other person. The License Agreement provides that at such time as the Agreement is no longer in effect, NFD will cease using the name "Northern Funds."

SERVICE ORGANIZATIONS


     As stated in the Funds' Prospectuses, the Funds may enter into agreements from time to time with Service Organizations providing for support and/or distribution services to customers of the Service Organizations who are the beneficial owners of Fund shares. Under the agreements, the Funds may pay Service Organizations up to 0.25% (on an annualized basis) of the average daily NAV of the shares beneficially owned by their customers. Support services provided by Service Organizations under their agreements may include: (i) processing dividend and distribution payments from the Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for subaccounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Funds. In addition, Service Organizations may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Fund shares.


     The Funds' arrangements with Service Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan), which have been adopted by the Board of Trustees, and which are substantially similar except that the Distribution and Service plan contemplates the provision of distribution services. Because the Distribution and Service Plan contemplates the provision of services related to the distribution of Fund shares (in addition to support services), that Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended in connection with the Funds' arrangements with Service Organizations and the purposes for which the expenditures were made. In addition, the Funds' arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Funds as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

     The Board of Trustees believes that there is a reasonable likelihood that their arrangements with Service Organizations will benefit each Fund and its shareholders. Any material amendment to the arrangements with Service Organizations under the agreements must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to the Fund must be approved by the holders of a majority of the outstanding shares of the Fund. So long as the Distribution and Service Plan is in effect, the selection and nomination of the members of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will be committed to the discretion of such disinterested Trustees.

     For the fiscal years indicated below, the following Funds paid fees under the Service Plan.


                                           Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
                                             March 31, 2006      March 31, 2005      March 31, 2004
                                           -----------------   -----------------   -----------------
Emerging Markets Equity Fund(1)                      N/A                 N/A                 N/A
Enhanced Large Cap Value Fund(2)                $      0                 N/A                 N/A
Growth Equity Fund                              $ 10,639            $ 13,054            $ 24,330
Income Equity Fund                              $328,612            $146,829            $ 31,277
International Growth Equity Fund                $ 13,112            $      0            $ 24,830
Large Cap Value Fund                            $536,542            $ 31,224            $ 10,655
Mid Cap Growth Fund                             $ 11,581            $  4,721            $ 11,412
Select Equity Fund                              $ 28,221            $517,762            $293,169
Small Cap Growth Fund                           $  4,589            $  1,730            $  3,861
Small Cap Value Fund                            $161,539            $  8,043            $ 20,556
Technology Fund                                 $ 58,945            $167,558            $204,923
Arizona Tax-Exempt Fund                         $  1,508            $  4,006            $    882
California Intermediate Tax-Exempt Fund         $  1,129            $    685            $    998
California Tax-Exempt Fund                      $  2,255            $ 16,117            $  2,083
Fixed Income Fund                               $  4,505            $      0            $  5,831
Florida Intermediate Tax-Exempt Fund            $    120            $      0            $  2,693
Global Fixed Income Fund                        $  2,618            $      0            $  1,327
High Yield Fixed Income Fund                    $357,284            $170,782            $ 38,023
High Yield Municipal Fund                       $ 41,842            $  8,309            $  1,773
Intermediate Tax-Exempt Fund                    $  5,587            $    709            $  1,678
Short-Intermediate U.S. Government Fund         $  2,378            $      0            $  2,992
Tax-Exempt Fund                                 $ 34,460            $      0            $ 14,285
U.S. Government Fund                            $ 63,233            $    907            $  3,341
California Municipal Money Market Fund          $      0            $      0            $      0
Money Market Fund                               $      0            $      0            $    492
Municipal Money Market Fund                     $      0            $      0            $      0
U.S. Government Money Market Fund               $ 89,228            $ 36,092            $145,628
U.S. Government Select Money Market Fund        $      0            $      0            $      0


COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Drinker Biddle & Reath LLP, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Trust.


     Deloitte & Touche LLP, an independent registered public accounting firm, 111 South Wacker Drive, Chicago, Illinois 60606-4301, has been appointed to serve as independent auditors of the Trust. In addition to audit services, Deloitte & Touche LLP reviews the Trust's federal and state tax returns.



----------
(1)  The Fund commenced operations on April 25, 2006.



(2)  The Fund commenced operations on December 16, 2005.

IN-KIND PURCHASES AND REDEMPTIONS

     Payment for shares of a Fund may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.


     Although each Fund generally will redeem shares in cash, each Fund reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Fund. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's NAV per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.



REDEMPTION FEES AND REQUIREMENTS



     Shares of the Funds are sold and generally redeemed without any purchase or redemption charge imposed by the Trust. However, as described in the Prospectuses, for the Emerging Markets Equity, High Yield Fixed Income and International Growth Equity Funds there will be a 2% redemption fee (including redemption by exchange) on shares of the Fund exchanged within 30 days of purchase.


AUTOMATIC INVESTING PLAN

     The Automatic Investing Plan permits an investor to use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging usually should be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.

DIRECTED REINVESTMENTS

     In addition to having your income dividends and/or capital gains distributions reinvested in shares of the Fund from which such distributions are paid, you may elect the directed reinvestment option and have dividends and capital gains distributions automatically invested in another Northern Fund. Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement). Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account. Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and, therefore, you should consult your own tax adviser before commencing these transactions.

REDEMPTIONS AND EXCHANGES


     Exchange requests received on a Business Day prior to the time shares of the Funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the NAV per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing also normally will be purchased at the NAV per share next determined coincident to or after the time of redemption. Exchange requests received on a Business Day after the time shares of the Funds involved in the request are priced and will be processed on the next Business Day in the manner described above.

     The Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds' Prospectuses from time to time. The Trust reserves the right on 30 days' written notice, to redeem the shares held in any account if at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Such involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund's NAV. The Trust also may involuntarily redeem shares held by any shareholder who provides incorrect or incomplete account information or when such redemptions are necessary to avoid adverse consequences to the Fund and its shareholders or the Transfer Agent.


RETIREMENT PLANS

     Shares of the Funds may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from Northern Trust. To invest through any of the tax-sheltered retirement plans, please call Northern Trust for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

EXPENSES

     Except as set forth above and in this Additional Statement, each Fund is responsible for the payment of its expenses. These expenses include, without limitation, the fees and expenses payable to the Investment Adviser, Co-Administrators, Transfer Agent and Custodian; brokerage fees and commissions, fees for the registration or qualification of Fund shares under federal or state securities laws; expenses of the organization of the Trust; taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law; legal, tax and auditing fees and expenses; expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and distributing of the same to the Funds' shareholders and regulatory authorities; compensation and expenses of its Trustees; payments to Service Organizations; fees of industry organizations such as the Investment Company Institute; and miscellaneous and extraordinary expenses incurred by the Trust.


     NTI and NTGIL as the Funds' Investment Advisers intend to voluntarily reimburse a portion of the Funds' expenses and/or reimburse all or portions of their advisory fees from the Funds during the current fiscal year. The result of these voluntary reimbursements, which may be modified or terminated at any time at their option, will be to increase the performance of the Funds during the periods for which the reimbursements are made.

                             PERFORMANCE INFORMATION

     You may call 800/595-9111 to obtain the current 7-day yield and other performance information or visit northernfunds.com.


     Performance reflects voluntary fee waivers and expense reimbursements, as previously discussed in this Additional Statement. If such voluntary fee waivers and expense reimbursements were not in place, a Fund's performance would have been reduced.



     The performance information in this section includes the reinvestment of dividends and distributions. Any fees imposed by Northern Trust or other Service Organizations on their customers in connection with investments in the Funds are not reflected in the Trust's calculations of performance for the Funds.


MONEY MARKET FUNDS

     The performance of the Money Market Funds may be compared to the performance of other money market funds with similar investment objectives and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by iMoneyNet, Inc. or other independent mutual fund reporting services. Performance data as reported in national financial publications such as Money Magazine, Morningstar, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a Fund.

     From time to time, the Money Market Funds may advertise their "yields" and "effective yields" and the Municipal Money Market Fund and the California Municipal Money Market Fund may advertise their "tax-equivalent yields" and "tax-equivalent effective yields." These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the net investment income generated by an investment in the Fund over a seven-day period identified in the advertisement. This net investment income is then "annualized." That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

     In arriving at quotations as to "yield," the Trust first determines the net change, exclusive of capital changes, during the seven-day period in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

     "Effective yield" is calculated similarly but, when annualized, the net investment income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "effective yield" with respect to the shares of a Money Market Fund is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     The "tax-equivalent yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Fund's tax-free yield. It is calculated by taking that portion of the seven-day "yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent current yield" will always be higher than the Fund's yield.

     "Tax-equivalent yield" is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate, and then adding the quotient to the taxable portion of the yield, if any. There may be more than one tax-equivalent yield if more than one stated income tax rate is used.


     The "tax-equivalent effective yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Fund's tax-free effective yield. It is calculated by taking that portion of the seven-day "effective yield" that is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent effective yield" will always be higher than the Fund's effective yield.

     "Tax-equivalent effective yield" is computed by dividing the tax-exempt portion of the effective yield by 1 minus a stated income tax-rate, and then adding the quotient to the taxable portion of the effective yield, if any. There may be more than one tax-equivalent effective yield, if more than one stated income tax rate is used.


     Quotations of yield, effective yield, tax-equivalent yield and tax-equivalent effective yield provided by the Trust are carried to at least the nearest hundredth of the one percent. Any fees imposed by Northern Trust, its affiliates or correspondent banks on their Customers in connection with investments in the Funds are not reflected in the calculation of yields for the Funds.



The annualized yield of each Money Market Fund for the seven-day period ended March 31, 2006 was as follows:



                                                   Effective   Tax-Equivalent    Tax-Equivalent
                                           Yield     Yield         Yield        Effective Yield
                                           -----   ---------   --------------   ---------------
California Municipal Money Market Fund      2.62%    2.66%          4.14%            4.51%
Money Market Fund                           4.23%    4.32%           N/A              N/A
Municipal Money Market Fund                 2.69%    2.72%          4.44%            4.18%
U.S. Government Money Market Fund           4.15%    4.24%           N/A              N/A
U.S. Government Select Money Market Fund    4.06%    4.14%           N/A              N/A


     The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information - Investment Adviser, Transfer Agent and Custodian" and "Co-Administrators and Distributor." In the absence of such fee reductions and expense limitations, the annualized yield of each Fund for the same seven-day period would have been as follows:


                                                   Effective   Tax-Equivalent    Tax-Equivalent
                                           Yield     Yield         Yield        Effective Yield
                                           -----   ---------   --------------   ---------------
California Municipal Money Market Fund      2.39%    2.43%          3.91%            4.28%
Money Market Fund                           4.00%    4.09%           N/A              N/A
Municipal Money Market Fund                 2.46%    2.49%          4.21%            3.95%
U.S. Government Money Market Fund           3.89%    3.98%           N/A              N/A
U.S. Government Select Money Market Fund    3.82%    3.90%           N/A              N/A


     A Money Market Fund also may quote, from time to time, total return in accordance with SEC regulations. You may call 800/595-911 to obtain the current 7-day yield and other performance information or visit northernfunds.com.

EQUITY AND FIXED INCOME FUNDS


     The Equity and Fixed Income Funds calculate their total returns for each class of shares separately on an "average annual total return" basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares also may be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Fund with respect to a class during the period are reinvested in the shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been more or less than the average for the entire period. The Funds also may advertise from time to time the total return of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.


     Each Fund that advertises an "average annual total return" for a class of shares computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                 P(1+T)(n) = ERV

     Where: P =   hypothetical initial payment of $1,000;

            T =   average annual total return;
            n =   period covered by the computation, expressed in terms of
                  years; and


            ERV = ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10- year (or other) periods at the end of the 1-, 5- or 10-year periods (or fractional portion).



     Average annual total return (before taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at NAV on the reinvestment dates during the period.


     Each Non-Money Market Fund that advertises an "average annual total return-after taxes on distributions" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending redeemable value after taxes on distributions but not after taxes on redemption according to the following formula:

                               P(1+T)(n) = ATV(D)

     Where:  P =     a hypothetical initial payment of $1,000
             T =     average annual total return (after taxes on distributions)
             n =     number of years
            ATV(D) = ending value of a hypothetical $1,000
                     payment made at the beginning of the
                     1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.


     Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, also is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).


     Each Non-Money Market Fund that advertises an "average annual total return-after taxes on distributions and redemption" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions and redemption during specified periods that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemption according to the following formula:

                               P(1+T)(n) = ATV(DR)

     Where: P =       a hypothetical initial payment of $1,000
            T =       average annual total return (after taxes on distributions
                      and redemption)
            n =       number of years

            ATV(DR) = ending value of a hypothetical $1,000
                      payment made at the beginning of the
                      1-, 5- or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on distributions and redemption.


     Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from the redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).


     Each Fund that advertises an "aggregate total return" for a class of shares computes such a return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                T = [(ERV/P)] - 1

     The calculations that follow are made assuming that (i) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, and (ii) all recurring fees charged to all shareholder accounts are included. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

                        For Periods Ended March 31, 2006




                                      Average Annual Total Returns             Aggregate Total Returns
                                  ------------------------------------  ------------------------------------
                                                                Since                                Since
                                  1 Year  5 Years  10 Years  Inception  1 Year  5 Years  10 Years  Inception
                                  ------  -------  --------  ---------  ------  -------  --------  ---------
Emerging Markets Equity Fund
(04/25/2006 Inception)
   with fee waivers and
   expense reimbursements            --      --        --        --        --       --        --       --
   without fee waivers and
   expense reimbursements            --      --        --        --        --       --        --       --

Enhanced Large Cap Fund
(12/16/2005 Inception)
   with fee waivers and
   expense reimbursements            --      --        --      2.58%       --       --        --     2.58%
   without fee waivers and
   expense reimbursements            --      --        --      1.47%       --       --        --     1.47%

Growth Equity Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements         10.72%   1.99%     7.78%       --     10.72%   10.34%   111.46%      --
   without fee waivers and
   expense reimbursements         10.48%   1.73%     7.50%       --     10.48%    9.03%   108.63%      --

Income Equity Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements         11.06%   7.56%     9.10%       --     11.06%   43.94%   139.02%      --
   without fee waivers and
   expense reimbursements         10.72%   7.25%     8.77%       --     10.72%   42.40%   135.68%      --

International Growth Equity Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements         21.00%   7.46%     6.80%       --     21.00%   43.33%    93.09%      --
   without fee waivers and
   expense reimbursements         20.76%   7.19%     6.49%       --     20.76%   41.97%    89.94%      --

                                                                                       Average
                                   Average Annual Total Returns-After     Annual Total Returns-After Taxes
                                         Taxes on Distributions           on Distributions and Redemptions
                                  ------------------------------------  ------------------------------------
                                                               Since                                 Since
                                  1 Year  5 Years  10 Years  Inception  1 Year  5 Years  10 Years  Inception
                                  ------  -------  --------  ---------  ------  -------  --------  ---------
Emerging Markets Equity Fund
(04/25/2006 Inception)
   with fee waivers and
   expense reimbursements            --      --        --        --        --      --        --        --
   without fee waivers and
   expense reimbursements            --      --        --        --        --      --        --        --

Enhanced Large Cap Fund
(12/16/2005 Inception)
   with fee waivers and
   expense reimbursements            --      --        --        --        --      --        --        --
   without fee waivers and
   expense reimbursements            --      --        --        --        --      --        --        --

Growth Equity Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements          9.43%   1.69%     6.48%       --      8.09%   1.63%     6.33%       --
   without fee waivers and
   expense reimbursements          9.19%   1.43%     6.20%       --      7.85%   1.37%     6.05%       --

Income Equity Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements          8.83%   6.14%     6.56%       --      8.92%   5.90%     6.51%       --
   without fee waivers and
   expense reimbursements          8.49%   5.83%     6.23%       --      8.58%   5.59%     6.18%       --

International Growth Equity Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements         20.86%   7.35%     5.29%       --     13.81%   6.42%     5.03%       --
   without fee waivers and
   expense reimbursements         20.62%   7.08%     4.98%       --     13.57%   6.15%     4.72%       --

                        For Periods Ended March 31, 2006





                                      Average Annual Total Returns             Aggregate Total Returns
                                  ------------------------------------  ------------------------------------
                                                                Since                                Since
                                  1 Year  5 Years  10 Years  Inception  1 Year  5 Years  10 Years  Inception
                                  ------  -------  --------  ---------  ------  -------  --------  ---------
Large Cap Value Fund
(08/03/2000 Inception)
   with fee waivers and
   expense reimbursements          8.96%   6.82%       --       7.83%    8.96%  39.10%        --     53.20%
   without fee waivers and
   expense reimbursements          8.77%   6.82%       --       7.43%    8.77%  39.10%        --     50.94%

Mid Cap Growth Fund
(03/31/1998 Inception)
   with fee waivers and
   expense reimbursements         16.65%   6.33%       --       7.73%   16.65%  35.92%        --     81.42%
   without fee waivers and
   expense reimbursements         16.39%   6.05%       --       7.40%   16.39%  34.54%        --     78.79%

Select Equity Fund
(04/06/1994 Inception)
   with fee waivers and
   expense reimbursements         11.56%   0.23%     8.83%        --    11.56%   1.15%    133.03%       --
   without fee waivers and
   expense reimbursements         11.29%  (0.16)%    8.36%        --    11.29%  (0.80)%   128.28%       --

Small Cap Growth Fund
(09/30/1999 Inception)
   with fee waivers and
   expense reimbursements         25.29%   6.72%       --       7.15%   25.29%  38.44%        --     56.66%
   without fee waivers and
   expense reimbursements         25.02%   6.48%       --       6.89%   25.02%  37.25%        --     54.94%

                                                                                       Average
                                   Average Annual Total Returns-After     Annual Total Returns-After Taxes
                                         Taxes on Distributions           on Distributions and Redemptions
                                  ------------------------------------  ------------------------------------
                                                               Since                                 Since
                                  1 Year  5 Years  10 Years  Inception  1 Year  5 Years  10 Years  Inception
                                  ------  -------  --------  ---------  ------  -------  --------  ---------
Large Cap Value Fund
(08/03/2000 Inception)
   with fee waivers and
   expense reimbursements          7.51%   6.30%       --      7.34%     7.58%   5.75%       --      6.65%
   without fee waivers and
   expense reimbursements          7.32%   6.30%       --      6.94%     7.39%   5.75%       --      6.25%

Mid Cap Growth Fund
(03/31/1998 Inception)
   with fee waivers and
   expense reimbursements         16.65%   6.33%       --      6.87%    10.82%   5.47%       --      6.25%
   without fee waivers and
   expense reimbursements         16.39%   6.05%       --      6.54%    10.56%   5.19%       --      5.92%

Select Equity Fund
(04/06/1994 Inception)
   with fee waivers and
   expense reimbursements         11.53%   0.20%     7.55%       --      7.55%   0.19%     7.16%       --
   without fee waivers and
   expense reimbursements         11.26%  (0.19)%    7.08%       --      7.28%  (0.20)%    6.69%       --

Small Cap Growth Fund
(09/30/1999 Inception)
   with fee waivers and
   expense reimbursements         25.29%   6.72%       --      5.97%    16.44%   5.82%       --      5.44%
   without fee waivers and
   expense reimbursements         25.02%   6.48%       --      5.71%    16.17%   5.58%       --      5.18%

                        For Periods Ended March 31, 2006





                                  Average Annual Total Returns             Aggregate Total Returns
                              ------------------------------------  ------------------------------------
                                                           Since                                 Since
                              1 Year  5 Years  10 Years  Inception  1 Year  5 Years  10 Years  Inception
                              ------  -------  --------  ---------  ------  -------  --------  ---------
Small Cap Value Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements     25.55%   17.44%   13.49%        --    25.55%  123.43%   254.46%       --

   without fee waivers and
   expense reimbursements     25.27%   17.08%   13.05%        --    25.27%  121.63%   250.02%       --

Technology Fund
(04/01/1996 Inception)
   with fee waivers and
   expense reimbursements     16.60%  (1.26)%      --      10.13%   16.60%   (6.14)%      --    162.38%

   without fee waivers and
   expense reimbursements     16.42%  (1.50)%      --       9.82%   16.42%   (7.34)%      --    159.28%

Arizona Tax-Exempt Fund
(10/01/1999 Inception)
   with fee waivers and
   expense reimbursements      2.70%    4.31%      --       5.36%    2.70%   23.51%       --     40.40%

   without fee waivers and
   expense reimbursements      2.44%    4.04%      --       5.05%    2.44%   22.18%       --     38.40%

                                                                     Average Annual Total Returns-After
                               Average Annual Total Returns-After          Taxes on Distributions
                                     Taxes on Distributions                    and Redemptions
                              ------------------------------------  ------------------------------------
                                                           Since                                 Since
                              1 Year  5 Years  10 Years  Inception  1 Year  5 Years  10 Years  Inception
                              ------  -------  --------  ---------  ------  -------  --------  ---------
Small Cap Value Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements     23.57%   16.49%   11.45%       --     17.61%   14.96%   10.85%       --

   without fee waivers and
   expense reimbursements     23.29%   16.13%   11.01%       --     17.33%   14.60%   10.41%       --

Technology Fund
(04/01/1996 Inception)
   with fee waivers and
   expense reimbursements     16.60%  (1.26)%     --       8.03%    10.79%  (1.07)%      --      8.40%

   without fee waivers and
   expense reimbursements     16.42%  (1.50)%     --       7.72%    10.61%  (1.31)%      --      8.09%

Arizona Tax-Exempt Fund
(10/01/1999 Inception)
   with fee waivers and
   expense reimbursements      2.53%    4.02%      --      5.13%     3.30%    4.14%      --      5.10%

   without fee waivers and
   expense reimbursements      2.27%    3.75%      --      4.82%     3.04%    3.87%      --      4.79%

                        For Periods Ended March 31, 2006





                                  Average Annual Total Returns             Aggregate Total Returns
                              ------------------------------------  ------------------------------------
                                                           Since                                 Since
                              1 Year  5 Years  10 Years  Inception  1 Year  5 Years  10 Years  Inception
                              ------  -------  --------  ---------  ------  -------  --------  ---------
California Intermediate
   Tax-Exempt Fund
(10/01/1999 Inception)
   with fee waivers and
   expense reimbursements      2.70%   3.96%       --      4.76%     2.70%   21.44%      --      35.29%

   without fee waivers and
   expense reimbursements      2.47%   3.71%       --      4.48%     2.47%   20.19%      --      33.48%

California Tax-Exempt Fund
(04/08/1997 Inception)
   with fee waivers and
   expense reimbursements      3.93%   5.05%       --      5.92%     3.93%   27.94%      --      67.60%

   without fee waivers and
   expense reimbursements      3.73%   4.83%       --      5.62%     3.73%   26.82%      --      64.93%

Fixed Income Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements      2.17%   4.19%     5.41%       --      2.17%   22.79%   69.38%        --

   without fee waivers and
   expense reimbursements      2.08%   4.07%     5.26%       --      2.08%   22.18%   67.88%        --

Florida Intermediate Tax-
   Exempt Fund
(08/15/1996 Inception)
   with fee waivers and
   expense reimbursements      2.43%   3.96%       --      4.68%     2.43%   21.42%      --      55.28%

   without fee waivers and
   expense reimbursements      2.14%   3.64%       --      4.18%     2.14%   19.80%      --      50.45%

                                                                     Average Annual Total Returns-After
                               Average Annual Total Returns-After          Taxes on Distributions
                                     Taxes on Distributions                    and Redemptions
                              ------------------------------------  ------------------------------------
                                                           Since                                 Since
                              1 Year  5 Years  10 Years  Inception  1 Year  5 Years  10 Years  Inception
                              ------  -------  --------  ---------  ------  -------  --------  ---------
California Intermediate
   Tax-Exempt Fund
(10/01/1999 Inception)
   with fee waivers and
   expense reimbursements     2.65%   3.69%       --      4.55%     3.15%   3.78%       --     4.54%

   without fee waivers and
   expense reimbursements     2.42%   3.44%       --      4.27%     2.92%   3.53%       --     4.26%

California Tax-Exempt Fund
(04/08/1997 Inception)
   with fee waivers and
   expense reimbursements     3.79%   4.74%       --      5.70%     4.07%   4.76%       --     5.60%

   without fee waivers and
   expense reimbursements     3.59%   4.52%       --      5.40%     3.87%   4.54%       --     5.30%

Fixed Income Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements     0.69%   2.41%     3.23%       --      1.45%   2.52%     3.28%      --

   without fee waivers and
   expense reimbursements     0.60%   2.29%     3.08%       --      1.36%   2.40%     3.13%      --

Florida Intermediate Tax-
   Exempt Fund
(08/15/1996 Inception)
   with fee waivers and
   expense reimbursements     2.41%   3.57%       --      4.42%     2.69%   3.60%       --     4.38%

   without fee waivers and
   expense reimbursements     2.12%   3.25%       --      3.92%     2.40%   3.28%       --     3.88%

                        For Periods Ended March 31, 2006




                                  Average Annual Total Returns             Aggregate Total Returns
                              ------------------------------------  ------------------------------------
                                                           Since                                 Since
                              1 Year  5 Years  10 Years  Inception  1 Year  5 Years  10 Years  Inception
                              ------  -------  --------  ---------  ------  -------  --------  ---------
Global Fixed Income Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements     (5.74)%  5.63%     3.95%       --     (5.74)%  31.48%   47.30%        --

   without fee waivers and
   expense reimbursements     (6.06)%  5.23%     3.39%       --     (6.06)%  29.47%   41.70%        --

High Yield Fixed Income Fund
(12/31/1998 Inception)
   with fee waivers and
   expense reimbursements      6.23%   7.44%       --      5.59%     6.23%   43.18%      --      48.36%

   without fee waivers and
   expense reimbursements      6.10%   7.29%       --      5.26%     6.10%   42.45%      --      45.97%

High Yield Municipal Fund
(12/31/1998 Inception)
   with fee waivers and
   expense reimbursements      5.00%   6.02%       --      4.39%     5.00%   33.95%      --      36.49%

   without fee waivers and
   expense reimbursements      4.80%   5.74%       --      3.39%     4.80%   32.56%      --      29.25%

Intermediate Tax-Exempt Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements      2.56%   4.25%     4.52%       --      2.56%   23.14%   55.55%        --

   without fee waivers and
   expense reimbursements      2.42%   4.07%     4.33%       --      2.42%   22.26%   53.62%        --

                                      Average Annual Total            Average Annual Total Returns-After
                              Returns-After Taxes on Distributions  Taxes on Distributions and Redemptions
                              ------------------------------------  --------------------------------------
                                                           Since                                  Since
                              1 Year  5 Years  10 Years  Inception   1 Year  5 Years  10 Years  Inception
                              ------  -------  --------  ---------   ------  -------  --------  ---------
Global Fixed Income Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements     (6.48)%  4.19%     2.42%       --      (3.73)%  3.98%     2.44%       --

   without fee waivers and
   expense reimbursements     (6.80)%  3.79%     1.86%       --      (4.05)%  3.58%     1.88%       --

High Yield Fixed Income Fund
(12/31/1998 Inception)
   with fee waivers and
   expense reimbursements      3.65%   4.32%       --      2.31%      4.00%   4.43%       --      2.68%

   without fee waivers and
   expense reimbursements      3.52%   4.17%       --      1.98%      3.87%   4.28%       --      2.35%

High Yield Municipal Fund
(12/31/1998 Inception)
   with fee waivers and
   expense reimbursements      5.00%   6.02%       --      4.39%      4.80%   5.86%       --      4.42%

   without fee waivers and
   expense reimbursements      4.80%   5.74%       --      3.39%      4.60%   5.58%       --      3.42%

Intermediate Tax-Exempt Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements      2.48%   3.76%     4.22%       --       2.91%   3.84%     4.23%       --

   without fee waivers and
   expense reimbursements      2.34%   3.58%     4.03%       --       2.77%   3.66%     4.04%       --

                        For Periods Ended March 31, 2006




                                Average Annual Total Returns             Aggregate Total Returns
                            ------------------------------------  ------------------------------------
                                                         Since                                 Since
                            1 Year  5 Years  10 Years  Inception  1 Year  5 Years  10 Years  Inception
                            ------  -------  --------  ---------  ------  -------  --------  ---------
Short-Intermediate U.S.
   Government Fund
(10/01/1999 Inception)
   with fee waivers and
   expense reimbursements    1.49%   3.04%       --       4.07%    1.49%   16.14%      --      29.63%

   without fee waivers and
   expense reimbursements    1.36%   2.87%       --       3.85%    1.36%   15.31%      --      28.23%

Tax-Exempt Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements    3.50%   4.99%     5.41%        --     3.50%   27.55%   69.43%        --

   without fee waivers and
   expense reimbursements    3.35%   4.81%     5.21%        --     3.35%   26.65%   67.40%        --

U.S. Government Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements    1.37%   3.55%     4.94%        --     1.37%   19.06%   61.89%        --

   without fee waivers and
   expense reimbursements    1.22%   3.40%     4.78%        --     1.22%   18.33%   60.31%        --

                                    Average Annual Total            Average Annual Total Returns-After
                            Returns-After Taxes on Distributions  Taxes on Distributions and Redemptions
                            ------------------------------------  --------------------------------------
                                                         Since                                  Since
                            1 Year  5 Years  10 Years  Inception   1 Year  5 Years  10 Years  Inception
                            ------  -------  --------  ---------   ------  -------  --------  ---------
Short-Intermediate U.S.
   Government Fund
(10/01/1999 Inception)
   with fee waivers and
   expense reimbursements    0.40%   1.68%       --      2.50%      0.97%   1.80%       --      2.53%

   without fee waivers and
   expense reimbursements    0.27%   1.51%       --      2.28%      0.84%   1.63%       --      2.31%

Tax-Exempt Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements    2.89%   4.55%     5.08%       --       3.31%   4.60%     5.08%       --

   without fee waivers and
   expense reimbursements    2.74%   4.37%     4.88%       --       3.16%   4.42%     4.88%       --

U.S. Government Fund
(04/01/1994 Inception)
   with fee waivers and
   expense reimbursements    0.17%   1.90%     2.96%       --       0.89%   2.08%     3.02%       --

   without fee waivers and
   expense reimbursements    0.02%   1.75%     2.80%       --       0.74%   1.93%     2.86%       --

     The yield of a Non-Money Market Fund is computed based on the Fund's net income during a specified 30-day (or one month) period which will be identified in connection with the particular yield quotation. More specifically, the Fund's yield is computed by dividing the per share net income during a 30-day (or one month) period by the NAV per share on the last day of the period and annualizing the result on a semiannual basis.


     A Non-Money Market Fund calculates its 30-day (or one month) standard yield in accordance with the method prescribed by the SEC for mutual funds:

                        Yield = 2[{(a-b/cd) + 1}(6) - 1]

     Where: a = dividends and interest earned during the period;

            b = expenses accrued for the period (net of reimbursements);

            c = average daily number of shares outstanding during the period entitled to receive dividends; and


            d = NAV per share on the last day of the period.



     Based on the foregoing calculations, the Funds' yields for the 30-day period ended March 31, 2006, were as follows:



                                          After Fee   Before Fee
                                           Waivers      Waivers
                                          ---------   ----------
Income Equity Fund                          2.54%        2.24%
Arizona Tax-Exempt Fund                     3.68%        3.41%
California Intermediate Tax-Exempt Fund     3.60%        3.36%
California Tax-Exempt Fund                  3.99%        3.78%
Fixed Income Fund                           4.35%        4.26%
Florida Intermediate Tax-Exempt Fund        3.25%        2.95%
Global Fixed Income Fund                    2.59%        2.28%
High Yield Fixed Income Fund                7.02%        6.88%
High Yield Municipal Fund                   4.35%        4.15%
Intermediate Tax-Exempt Fund                3.27%        3.13%
Short-Intermediate U.S. Government Fund     3.85%        3.72%
Tax-Exempt Fund                             3.71%        3.56%
U.S. Government Fund                        3.87%        3.74%



     A Non-Money Market Fund's "tax-equivalent" yield is computed by: (i) dividing the portion of the Fund's yield (calculated as above) that is exempt from income tax by one minus a stated income tax rate; and (ii) adding the quotient to that portion, if any, of the Fund's yield that is not exempt from income tax. For the 30-day period ended March 31, 2006, and using a federal income tax rate of 38.276% for the Arizona Tax-Exempt Fund, 35.00% for the Florida Intermediate Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt and Tax-Exempt Funds and 41.045% for the California Intermediate Tax-Exempt and California Tax-Exempt Funds, the 30-day tax-equivalent yields were as follows:



                                          After Fee   Before Fee
                                           Waivers      Waivers
                                          ---------   ----------
Arizona Tax-Exempt                          5.96%        5.52%
California Intermediate Tax-Exempt          6.10%        5.70%
California Tax-Exempt                       6.78%        6.41%
Florida Intermediate Tax-Exempt             5.00%        4.54%
High Yield Municipal                        6.70%        6.38%
Intermediate Tax-Exempt                     5.04%        4.82%
Tax-Exempt                                  5.71%        5.48%

GENERAL INFORMATION





     Each Fund's performance will fluctuate, unlike bank deposits or other investments that pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing NAV and determining performance.



     The performance of each Fund may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Inc. or to the S&P 500 Index, the S&P MidCap 400(R) Index, the Russell 2000 or 1000(R) Index, the Consumer Price Index or the Dow Jones Industrial Average. In addition, performance of the U.S. Government Fund may be compared to the Lehman Brothers Intermediate U.S. Government Bond Index. Performance of the Short-Intermediate U.S. Government Fund may be compared to the Merrill Lynch 1-5 year Government Index. Performance of the Intermediate Tax-Exempt Fund may be compared to the Lehman Brothers Mutual Fund Intermediate Municipal Bond Index. Performance of the California Intermediate Tax-Exempt Fund may be compared to the Lehman Brothers Mutual Fund California Intermediate Tax-Exempt Index. Performance of the Florida Intermediate Tax-Exempt Fund may be compared to the Lehman Brothers Mutual Fund Florida Intermediate Tax-Exempt Municipal Index. Performance of the Fixed Income Fund may be compared to the Lehman Brothers Aggregate Bond Index. Performance of the Tax-Exempt Fund may be compared to the Lehman Brothers Mutual Fund Municipal Bond Index. Performance of the Arizona Tax-Exempt Fund may be compared to the Lehman Brothers Arizona Municipal Bond Index. Performance of the California Tax-Exempt Fund may be compared to the Lehman Brothers Mutual Fund California Municipal Index. Performance of the Global Fixed Income Fund may be compared to the J.P. Morgan Government Bond Index Global. Performance of the High Yield Municipal Fund may be compared to the Lehman Brothers Municipal Non-Investment Grade Bond Index. Performance of the High Yield Fixed Income Fund may be compared to the Lehman Brothers High Yield Corporate Bond Index. Performance of the Emerging Markets Equity Fund may be compared to the MSCI Emerging Markets Index(SM). Performance of the Enhanced Large Cap Fund may be compared to the S&P 500 Index. Performance of the Income Equity Fund may be compared to the Merrill Lynch All U.S. Convertibles Index. Performance of the International Growth Equity Fund may be compared to the MSCI EAFE Index. Performance of the Technology Fund may be compared to the NYSE ARCA Tech 100 Index, the S&P 500 Index and any other comparable technology index. Performance of the Large Cap Value Fund may be compared to the S&P/Citigroup Value Index. Performance of the Mid Cap Growth Fund may be compared to the Russell Midcap Growth Index. Performance of the Select Equity Fund may be compared to the Russell 1000 Growth Index. Performance of the Small Cap Growth Fund may be compared to the Russell 2000 Growth Index. Performance of the Small Cap Value Fund may be compared to the Russell 2000 Value Index. Performance of the Growth Equity Fund may be compared to the S&P 500 Index. Performance data as reported in national financial publications such as Money, Forbes, Barron's, the Wall Street Journal and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a Fund. From time to time, the Funds also may quote the mutual fund ratings of Morningstar, Inc. and other services in their advertising materials.


     Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons also may include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds also may compare performance to that of other compilations or indices that may be developed and made available in the future.

     The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

     The Funds may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of Northern Trust as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Funds also may include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Fund. Also, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

     Materials may include lists of representative clients of Northern Trust. Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials also may include discussions of other Funds, investment products, and services.

     The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data.

     The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

     A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

     Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.

                                 NET ASSET VALUE


     As stated in the Prospectus for the Money Market Funds, each Money Market Fund seeks to maintain a NAV of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to

Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if the Fund sold the instrument. During such periods, the yield to investors in the Fund may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Fund value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.


     Under Rule 2a-7, the Trust's Board of Trustees, in supervising the Trust's operations and delegating special responsibilities involving portfolio management to the Investment Adviser, has established procedures that are intended, taking into account current market conditions and the Funds' investment objectives, to stabilize the NAV of each Money Market Fund, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference (the "Market Value Difference") between the amortized cost value per share and the NAV per share based upon available indications of market value. Available indications of market value used by the Trust consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (i) quotations or estimates of market value for individual portfolio instruments and/or (ii) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference of a given Money Market Fund exceeds certain limits or NTI believes that the market value difference may result in material dilution or other unfair results to investors or existing shareholders, the Trust will take action in accordance with the 1940 Act (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in-kind, or utilizing a NAV per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by a Fund, the number of outstanding shares might be reduced in order to maintain a NAV per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Fund's capital the necessary shares to restore such NAV per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Fund.



     Rule 2a-7 requires that each Money Market Fund limit its investments to instruments which the Investment Adviser determines (pursuant to guidelines established by the Board of Trustees) to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectuses. The Rule also requires that each Money Market Fund maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable NAV per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 397 calendar days, (as calculated pursuant to Rule 2a-7). Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires a Money Market Fund to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.


     With respect to the Non-Money Market Funds, securities are valued at fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities that are not reported in the NASDAQ National Market System also generally are valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers generally are based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Shares of open-end investment companies are valued at NAV. Spot and forward currency exchange contracts generally are valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the Investment Advisers have determined, pursuant to Board authorization, approximates fair value. Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the Investment Advisers under the supervision of the Board of Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund's NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.



     The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a NAV other than the Fund's official closing NAV. For instance, if a pricing error is discovered that impacts the Fund's NAV, the corrected NAV would be the "official closing NAV" and the erroneous NAV would be "a NAV other than the Fund's official closing NAV." Those transactions that were processed using the erroneous NAV may then be reprocessed using the "official closing NAV." The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.



     The Investment Adviser is not required to calculate the NAV of a Fund on days during which no shares are tendered to a Fund for redemption and no orders to purchase or sell shares are received by a Fund, or on days on which there is an insufficient degree of trading in the Fund's portfolio securities for changes in the value of such securities to affect materially the NAV per share.


                                      TAXES

     The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

     The discussions of the federal tax consequences in the Prospectuses and this Additional Statement are based on the Code and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

FEDERAL - GENERAL INFORMATION


     Each Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.



     In addition to satisfaction of the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies or not income derived from an interest in a qualified publicly traded partnership. Also, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a the Fund does not hold more than 10% of the outstanding voting securities (including equity securities of a qualified publicly traded partnership) of such issuer), and no more than 25% of the value of the Fund's total assets may be invested (i) in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), (ii) in the securities of two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses or
(iii) in the securities of one or more qualified publicly traded partnerships. Each Fund intends to comply with these requirements.





     If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, the shareholders would recognize dividend income on distributions to the extent of such Fund's current and accumulated earnings and profits and corporate shareholders may be eligible for the dividends received deduction.

     The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

     For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.


     As of March 31, 2006, the following Funds had capital loss carry forwards approximating the amount indicated for federal tax purposes:



                                      Expiring    Expiring    Expiring    Expiring    Expiring    Expiring    Expiring
                                     March 31,   March 31,   March 31,   March 31,   March 31,   March 31,   March 31,
                                        2008        2009        2010        2011        2012        2013        2014
Fund                                   (000s)      (000s)      (000s)      (000s)      (000s)      (000s)      (000s)
----                                 ---------   ---------   ---------   ---------   ---------   ---------   ---------
International Growth Equity               --            --          --   $ 65,927*         --          --         --
Mid Cap Growth                            --            --    $ 58,214   $ 43,006          --          --         --
Select Equity                             --            --    $ 30,111   $ 69,054          --          --         --
Small Cap Growth                          --      $  9,856    $129,320   $ 28,257          --          --         --

Technology                                --      $174,224    $606,810   $295,527*    $21,097          --         --
Fixed Income                              --            --          --         --          --          --     $2,863
Florida Intermediate Tax-Exempt           --            --          --         --          --          --     $   55
Global Fixed Income                       --            --          --         --     $   192          --         --
High Yield Fixed Income                   --            --    $    909   $ 27,459          --          --     $3,599
High Yield Municipal                    $106      $    531    $    535   $    107          --      $  513     $  184
Short-Intermediate U.S. Government        --            --          --         --          --      $1,737     $1,972
U.S. Government                           --            --          --         --          --      $1,171     $  135


* Acquired capital loss carryovers which may be limited under current tax laws, expiring in varying amounts through March 31, 2011.

FEDERAL - TAX-EXEMPT INFORMATION


     As described in the Prospectuses, the Arizona Tax-Exempt, California Intermediate Tax-Exempt, California Tax-Exempt, Florida Intermediate Tax-Exempt, High Yield Municipal, Intermediate Tax-Exempt, Tax-Exempt, California Municipal Money Market and Municipal Money Market Funds (collectively referred to in this section as the "Funds" or the "Tax-Exempt Funds") are designed to provide investors with federally tax-exempt interest income. The Tax-Exempt Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Tax-exempt institutions and retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Tax-Exempt Funds' dividends being tax-exempt. In addition, the Tax-Exempt Funds may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and their partners and S corporations and their shareholders.



     In order for the Tax-Exempt Funds to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Fund must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Tax-Exempt Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. But the aggregate amount of dividends so designated by a Tax-Exempt Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Tax-Exempt Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.



     In purchasing tax-exempt obligations, the Tax-Exempt Funds intend to rely on opinions of bond counsel or counsel to the issuers of the tax-exempt obligations as to the excludability of interest on those obligations from gross income for federal income tax purposes. The Tax-Exempt Funds will not undertake independent investigations concerning the tax-exempt status of such obligations, nor do they guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Tax-Exempt Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

     Corporate taxpayers will be required to take into account all exempt-interest dividends from the Tax-Exempt Funds in determining certain adjustments for alternative minimum tax purposes.



     The Tax-Exempt Funds will determine annually the percentages of their respective net investment income which are exempt from tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which are fully taxable, and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.



     Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Tax-Exempt Funds.






TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS AND PFICS


     The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

     In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.


STATE AND LOCAL TAXES



     Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.


SPECIAL STATE TAX CONSIDERATIONS PERTAINING TO THE CALIFORNIA FUNDS

     Assuming each of the California Funds qualifies as a regulated investment company, it will be relieved of liability for California state franchise and corporate income tax to the extent its earnings are distributed to its shareholders. Each of the California Funds may be taxed on its undistributed taxable income. If for any year one of the California Funds does not qualify as a regulated investment company, all of that Fund's taxable income (including interest income on California municipal instruments for franchise tax purposes only) may be subject to California state franchise or income tax at regular corporate rates.

     If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company, or series thereof, consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California municipal instruments") then a regulated investment company, or series thereof, will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). "Series" of a regulated investment company is defined as a segregated portfolio of assets, the beneficial interest in which is defined as a series of stock of the company. Each of the California Funds intends to qualify under the above requirements so that it can pay California exempt-interest dividends. If one of the California Funds fails to so qualify, no part of that Fund's dividends to shareholders will be exempt from the California state personal income tax. Each of the California Funds may reject purchase orders for shares if it appears desirable to avoid failing to so qualify.

     Within 60 days after the close of its taxable year, each of the California Funds will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year, which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California municipal instruments over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax-exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid by the Fund with respect to any taxable year, which qualifies as California exempt-interest dividends, will be the same for all shareholders receiving dividends from the Fund with respect to such year.

     In cases where shareholders are "substantial users" or "related persons" with respect to California municipal instruments held by one of the California Funds, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California state personal income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. See "Federal - Tax-Exempt Information" above.

     To the extent any dividends paid to shareholders are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends and generally will be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gain dividends for federal income tax purposes, but at rates that are the same as the California rates for ordinary income. See "Federal - General Information" above. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry shares of one of the California Funds is not deductible for California state personal income tax purposes if that Fund distributes California exempt-interest dividends during the shareholder's taxable year.

     In addition, any loss realized by a shareholder of the California Funds upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within thirty days before or after the acquisition of other shares of the same Fund may be disallowed under the "wash sale" rules.

     California may tax income derived from repurchase agreements involving federal obligations because such income represents a premium paid at the time the government obligations are repurchased rather than interest paid by the issuer of the obligations.

     The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of a Fund's dividends constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may therefore be taxed as ordinary dividends to such purchasers notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Accordingly, potential investors in one of the California Funds, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own California state tax situation, in general.

SPECIAL STATE TAX CONSIDERATIONS PERTAINING TO THE FLORIDA INTERMEDIATE TAX-EXEMPT FUND

     The State of Florida does not currently impose an income tax on individuals. Thus, individual shareholders of the Florida Intermediate Tax-Exempt Fund will not be subject to any Florida income tax on distributions received from the Fund. However, Florida does currently impose an income tax on certain corporations. Consequently, distributions may be taxable to corporate shareholders.

     The State of Florida currently imposes a tax on intangible personal property. The most common types of taxable intangible personal property include stocks, bonds, notes, shares of a mutual fund, and interests in limited partnerships registered with the U.S. Securities and Exchange Commission. Intangible personal property is taxed at an annual rate of .5 mill. A non-recurring 2 mill tax is levied on mortgages and other obligations secured by liens on Florida realty.






     The Florida Legislature has passed and Governor Bush is expected to sign legislation, which will effectively repeal the intangible personal property tax. The bill will take effect January 1, 2007, meaning all taxes imposed for calendar year 2006 and prior remain in effect. As a result of the repeal, this annual tax will no longer apply.


     In order to take advantage of the exemption from the intangibles tax in any year, it may be necessary for the Fund to sell some of its non-exempt assets held in its portfolio during the year and reinvest the proceeds in exempt assets including cash prior to December 31. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Fund's investment return and might exceed any increased investment return the Fund achieved by investing in non-exempt assets during the year.

     Outside the State of Florida, income distributions may be taxable to shareholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations or U.S. government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

SPECIAL STATE TAX CONSIDERATIONS PERTAINING TO THE ARIZONA TAX-EXEMPT FUND

     Individuals, trusts and estates who are subject to Arizona income tax will not be subject to such tax on dividends paid by the Arizona Tax-Exempt Fund, to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are attributable to obligations of the State of Arizona or its political subdivisions thereof. In addition, dividends paid by the Arizona Tax-Exempt Fund which are attributable to interest payments on direct obligations of the United States government will not be subject to Arizona income tax to the extent the Arizona Tax-Exempt Fund qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the Arizona Tax-Exempt Fund, however, such as distributions of short-term or long-term capital gains, generally will not be exempt from Arizona income tax.

          There are no municipal income taxes in Arizona. Moreover, because shares of the Arizona Tax-Exempt Fund are intangibles, they are not subject to Arizona property tax. Shareholders of the Arizona Tax-Exempt Fund should consult their tax advisors about other state and local tax consequences of their investment in the Arizona Tax-Exempt Fund.

FOREIGN INVESTORS


     Distributions by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") in respect of proceeds from, or gain on, the redemption of shares or in respect of long-term capital gain dividends generally will not be subject to U.S. withholding tax unless, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. In addition, Fund distributions to foreign shareholders attributable to U.S.-source "portfolio interest" or short-term capital gains attributable to a Fund's taxable years beginning after December 31, 2004 and before January 1, 2008, will generally not be subject to withholding tax, unless, with respect to short-term capital gains, the shareholder is a nonresident alien individual who is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Fund.


                              DESCRIPTION OF SHARES

     The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may hereafter create series in addition to the Trust's thirty-six existing series, which represent interests in the Trust's thirty-six respective portfolios.


     Under the terms of the Trust Agreement, each share of each Fund has a par value of $0.0001, which represents a proportionate interest in the particular Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account" in the Prospectuses. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Fund are redeemable at the unilateral option of the Trust. Shares when issued as described in the Prospectuses are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Funds are not issued.


     The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the portfolios of Northern Funds normally are allocated in proportion to the NAV of the respective Funds except where allocations of direct expenses can otherwise be fairly made.


     Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Each Fund entitled to vote on a matter will vote in the aggregate and not by Fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular Fund.

     Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.


     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of NAV represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.

     The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

     The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

     The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

     The Trust Agreement permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     Under the Delaware Statutory Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

     The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

     The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

     In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.


     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees:
(i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class.



     As authorized by the Trust Agreement, the Board of Trustees has appointed a Series Board (the "Multi-Manager Series Board") to oversee the Multi-Manager Funds and all future Multi-Manager Funds established by the Multi-Manager Series Board. The Multi-Manager Series Board has all of the rights, protections, indemnities, immunities, duties, powers, authorities and responsibilities of Trustees under the Trust Agreement with respect to, but only with respect to the Multi-Manager Series, including the power to appoint additional or successor Multi-Manager Series Trustees and to create additional Multi-Manager Funds. The following discussion with respect to the rights and duties of, and authorities vested in, the Trustees is qualified in its entirety by the foregoing sentence. Any of the Multi-Manager Series Trustees may serve as Trustees of the Trust or any other series of the Trust.


     The term "majority of the outstanding shares" of either Northern Funds or a particular Fund or investment portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of Northern Funds or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of Northern Funds or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of Northern Funds or such Fund or portfolio.


     As of July 1, 2006, TNTC and its affiliates held of record substantially all of the outstanding shares of the Non-Money Market Funds as agent, custodian, trustee or investment adviser on behalf of their customers. As of July 3, 2006, the names and share ownership of the entities or individuals which held of record or beneficially more than 5% of the outstanding shares of any Fund were as follows:

                                                    NUMBER OF SHARES   % OF FUND
                                                    ----------------   ---------
EMERGING MARKETS EQUITY
   Contigroup Companies-Emerg Mkt                      1,195,499.02       7.7%
ENHANCED LARGE CAP
   University Corporation The-C                          327,356.06       6.7%
GROWTH EQUITY
   National Financial Services LL                      2,112,519.49       5.2%
INCOME EQUITY
   Charles Schwab and Co., Inc.                        7,289,299.72      24.6%
   National Financial Services LL                      2,628,990.63       8.8%
LARGE CAP VALUE
   National Financial Services LL                      9,688,144.12      11.2%
SELECT EQUITY
   Charles Schwab and Co., Inc.                        1,904,418.11      17.3%
   National Financial Services LL                      1,332,387.38      12.1%
SMALL CAP GROWTH
   National Financial Services LL                        359,735.03       7.3%
SMALL CAP VALUE
   Charles Schwab and Co., Inc.                        4,245,258.70      12.4%
   National Financial Services LL                      3,595,086.56      10.5%
TECHNOLOGY FUND
   Charles Schwab and Co., Inc.                        1,785,497.20      11.1%
   National Financial Services LL                      1,430,874.41       8.9%
FLORIDA INTERMEDIATE TAX-EXEMPT FUND
   Broser PPF Proc. A&S                                  290,361.63       6.1%
   National Financial Services LL                        459,391.10       9.6%
HIGH YIELD FIXED INCOME FUND
   Charles Schwab and Co., Inc.                       11,198,642.46       6.2%
HIGH YIELD MUNICIPAL FUND
   National Financial Services LL                      1,581,277.81       6.1%

SHORT-INTERMEDIATE U.S. GOVERNMENT
   Offield Apptv TR VIII FBO JSO                         888,353.57       6.5%
CALIFORNIA MUNICIPAL MONEY MARKET FUND
   NTB CA M & I Sweep Account                        221,709,313.08      21.4%
MONEY MARKET FUND
   National Financial Services LL                    794,893,307.70       7.9%
   NTB FL M & I Sweep Account                        767,529,085.11       7.6%
   NTB IL M & I Sweep Account                        682,643,543.01       6.8%
MUNICIPAL MONEY MARKET FUND
   NTB IL M & I Sweep Account                        299,212,391.14       5.3%
U.S. GOVERNMENT MONEY MARKET FUND
   NTB FL M & I Sweep Account                         56,763,954.93       7.7%
   NTB IL M & I Sweep Account                         81,811,717.17      11.1%
U.S. GOVERNMENT SELECT MONEY MARKET FUND
   NTB FL M & I Sweep Account                        116,875,781.14      11.9%
   NTB IL M & I Sweep Account                         56,010,410.84       5.7%



     As of July 1, 2006, TNTC and its affiliates possessed sole or shared voting or investment power for their customer accounts with respect to more than 50% of the outstanding shares of Northern Funds in the aggregate, with the exception of the five Money Market Funds, Income Equity Fund, Select Equity Fund, and Technology Fund. As of the same date, the Trust's Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each Fund.


                              FINANCIAL STATEMENTS


     The audited financial statements, contained in the annual reports to the Funds' shareholders for the fiscal year ended March 31, 2006 (the "Annual Report") are hereby incorporated by reference herein. No other parts of the Annual Report, including without limitation, "Management's Discussion of Fund Performance," are incorporated by reference herein. Copies of the Funds' Semiannual Reports and Annual Reports may be obtained upon request and without charge, from the Transfer Agent by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800/595-9111 (toll-free).


                                OTHER INFORMATION

     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Trust's Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

     A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

     "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


     "A-2" - The obligor's capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the highest rating category.



     "A-3" - Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



     "B" - An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Ratings of "B1", "B-2" and "B-3" may be assigned to indicate finer distinction within the "B" category.


     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.


     "D" - Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.



     Moody's Investors Service ("Moody's") short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.



     Moody's employs the following designations to indicate the relative repayment ability of rated issuers:


     "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

     "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


     Fitch Ratings, Inc. ("Fitch") short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:


     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.





     "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.



     "NR" - This designation indicates that Fitch does not rate the issuer or issue in question.



     "Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.


     The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:


     "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

     "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits by only a small degree. Given the extremely tough definition DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.



     "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.



     "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.


     "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.


     "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be of only adequate credit quality, one step up from being speculative. While not yet defined as speculative, the "R-2 (low)" category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.



     "R-3 (high)," "R-3 (middle)," "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three sub-set grades, the capacity for timely repayment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.



     "D" - A security rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.


LONG-TERM CREDIT RATINGS

     The following summarizes the ratings used by Standard & Poor's for long-term issues:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


     "AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments or the obligation.


     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


     "BB" - An obligation rated "BB" is less vulnerable in the near term to nonpayment than other lower-rated issues. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


     "CCC" - An obligation rated "CCC" is currently vulnerable, and is dependent upon favorable business, financial and economic conditions to meet its financial commitments on the obligation.


     In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


     "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.



     "C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.



     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



     Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.






     "N.R." - Not rated.


     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     The following summarizes the ratings used by Moody's for long-term debt:

     "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

     "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

     "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

     "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

     "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

     "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

     "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.


     Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


     The following summarizes long-term ratings used by Fitch:


     "AAA" - Securities considered to be of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.



     "AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.



     "A" - Securities considered to be of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.



     "BBB" - Securities considered to be of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.


     "BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.





     "RD" - Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.






     "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.


     Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".


     "NR" indicates that Fitch does not rate the issuer or issue in question.


     The following summarizes the ratings used by DBRS for long-term debt:

     "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.


     "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.



     "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.


     "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

     "BB" - Long-term debt rated "BB" is defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

     "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

     "CCC", CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often has characteristics which, if not remedied, may lead to default. In practice, there is little difference between these categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.


     "D" - A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

     ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.




MUNICIPAL NOTE RATINGS


     A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:



     - Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and



     - Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.



     Note rating symbols are as follows:


     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

     "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

     In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

     When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

     VMIG rating expirations are a function of each issue's specific structural or credit features.

     "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS


A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including rating on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.


Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.


Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.


DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B


     As stated in the Prospectus, the Funds may enter into certain futures transactions. Some of these transactions are described in this Appendix. The Funds may also enter into futures transactions or other securities and instruments that are available in the markets from time to time.



I. INTEREST RATE FUTURES CONTRACTS



     Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, at or shortly after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.



     The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, by using futures contracts.



     Interest rate future contracts can also be used by the Funds for non-hedging (speculative) purposes to increase total return.


     Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.


     Although interest rate futures contracts by their terms may call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.


     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a derivatives transaction execution facility ("DTEF"). Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

     A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage backed securities; three-month U.S.

Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II. INDEX AND SECURITY FUTURES CONTRACTS


     A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indices, such as the S&P 100(R) or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indices (as defined in the Commodity Futures Modernization Act of 2000) (together "security futures;" broader-based index futures are referred to as "index futures"). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC. To the extent consistent with its investment objective, a Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).



     The Funds may sell index futures and security futures contracts in order to offset a decrease in market value of their portfolio securities that might otherwise result from a market decline. The Funds may do so either to hedge the value of their portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Funds will purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.



     In addition, the Funds may utilize index futures and security futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Funds expect to narrow the range of industry groups represented in their holdings they may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Funds may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their portfolios will decline prior to the time of sale.


     Index futures and security futures contracts may also be used by a Fund for non-hedging (speculative) purposes to increase total return.

III. FUTURES CONTRACTS ON FOREIGN CURRENCIES

     A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.


     The Funds may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.


IV. MARGIN PAYMENTS


     Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Funds will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Funds upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Investment Advisers or Sub-Advisers may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.


V. RISKS OF TRANSACTIONS IN FUTURES CONTRACTS


     There are several risks in connection with the use of futures by the Funds, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Advisers or Sub-Advisers. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Advisers or Sub-Advisers. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.


     When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.


     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Advisers may still not result in a successful hedging transaction over a short time frame.

     In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


     Successful use of futures by Funds is also subject to the Investment Advisers' and Sub-Advisers' ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.



     Futures purchased or sold by a Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the National Futures Association and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange), nor the protective measures provided by the Securities and Exchange Commission's rules relating to security futures. In particular, the investments of the Funds in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on United States futures trading facilities. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.


VI. OPTIONS ON FUTURES CONTRACTS


     The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which a Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.


     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See "Risks of Transactions in Futures Contracts" above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. OTHER MATTERS


     The Funds intend to comply with the regulations of the CFTC exempting it from registration as a "Commodity Pool Operator." The Funds are operated by persons who have claimed an exclusion from the definition of the term "Commodity Pool Operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulations as a pool operator under such Act. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                           NORTHERN EQUITY INDEX FUNDS






                          GLOBAL REAL ESTATE INDEX FUND


                         INTERNATIONAL EQUITY INDEX FUND





                               MID CAP INDEX FUND




                              SMALL CAP INDEX FUND




                                STOCK INDEX FUND




                                 NORTHERN FUNDS
                                  (THE "TRUST")


     This Statement of Additional Information dated July 31, 2006 (the "Additional Statement") is not a prospectus. This Additional Statement should be read in conjunction with the Prospectus dated July 31, 2006, as amended or supplemented from time to time, for the Global Real Estate Index Fund, International Equity Index Fund, Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund (collectively, the "Funds") of Northern Funds (the "Prospectus"). Copies of the Prospectus may be obtained without charge from The Northern Trust Company (the "Transfer Agent") by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800/595-9111. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.



     The audited financial statements contained in the annual report to the Funds' shareholders for the fiscal year ended March 31, 2006 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated by reference herein. Copies of the annual report may be obtained, upon request and without charge by calling 800/595-9111 (toll-free).



     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS ADDITIONAL STATEMENT OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



     An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency. An investment in a Fund involves investment risks, including possible loss of principal.

                                      INDEX


                                                                            Page
                                                                            ----
ADDITIONAL INVESTMENT INFORMATION........................................      3
   Classification and History............................................      3
   Investment Objectives and Policies....................................      3
   Investment Restrictions...............................................     25
   Disclosure of Portfolio Holdings......................................     26

ADDITIONAL TRUST INFORMATION.............................................     28
   Trustees and Officers.................................................     28
   Standing Board Committees.............................................     34
   Trustee Ownership of Fund Shares......................................     34
   Trustee and Officer Compensation......................................     35
   Code of Ethics........................................................     36
   Investment Adviser, Transfer Agent and Custodian......................     36
   Portfolio Managers....................................................     43
   Proxy Voting..........................................................     45
   Co-Administrators and Distributor.....................................     46
   Service Organizations.................................................     47
   Counsel and Independent Registered Public Accounting Firm.............     48
   In-Kind Purchases and Redemptions.....................................     48
   Redemption Fees and Requirements......................................     49
   Automatic Investing Plan..............................................     49
   Directed Reinvestments................................................     49
   Redemptions and Exchanges.............................................     49
   Retirement Plans......................................................     50
   Expenses..............................................................     50

PERFORMANCE INFORMATION..................................................     51
   General Information...................................................     55

NET ASSET VALUE..........................................................     56

TAXES....................................................................     57
   Federal - General Information.........................................     57
   Taxation of Income from Certain Financial Instruments,
      PFICs and REITs....................................................     58
   State and Local Taxes.................................................     59
   Foreign Investors.....................................................     59

DESCRIPTION OF SHARES....................................................     59

FINANCIAL STATEMENTS.....................................................     62

OTHER INFORMATION........................................................     62

APPENDIX A...............................................................    A-1

APPENDIX B...............................................................    B-1

                        ADDITIONAL INVESTMENT INFORMATION

CLASSIFICATION AND HISTORY


     Northern Funds (the "Trust") is an open-end management investment company. Each Fund is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act").



     Each Fund is a series of the Trust that was formed as a Delaware statutory trust on February 7, 2000 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust also offers other equity, fixed income and money market funds, which are not described in this document.


INVESTMENT OBJECTIVES AND POLICIES


     The following supplements the investment objectives, strategies and risks of the Funds as set forth in the Prospectus. The investment objective of each Fund may be changed without the vote of the majority of the Fund's outstanding shares. Except as expressly noted below, each Fund's investment policies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectus, each Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by the Investment Adviser to be substantially similar to those of any other investment otherwise permitted by a Fund's investment policies.



     To the extent required by the Securities and Exchange Commission ("SEC") regulations, shareholders of each Fund will be provided with sixty days' notice in the manner prescribed by the SEC before any change in a Fund's policy stated in the Prospectus to invest at least 80% of its net assets in the particular type of investment suggested by its name. For these purposes, "net assets" include the amount of any borrowings for investment purposes and the amount of "net assets" is measured at the time of purchase.



EQUITY INDEX FUNDS



Global Real Estate Index Fund seeks to provide investment results approximating the overall performance of the securities included in the FTSE(R)
EPRA(R)/NAREIT(R) Global Real Estate Index ("FTSE EPRA/NAREIT Index").


International Equity Index Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Morgan Stanley Capital International Index for Europe, Australia and Far East Index ("MSCI EAFE(R) Index").

Mid Cap Index Fund seeks to provide investment results approximating the overall performance of the common stocks included in the Standard & Poor's MidCap 400(R) Composite Stock Price Index ("S&P MidCap 400 Index").


Small Cap Index Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell 2000(R) Index.



Stock Index Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Standard & Poor's(R) Index ("S&P 500 Index")


     AMERICAN DEPOSITARY RECEIPTS ("ADRS"). To the extent consistent with their respective investment objectives, the Funds may invest in ADRs. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer.

     A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.


     ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. To the extent described in the Prospectus, the Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made periodically, thus in effect "passing through" such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security's stated maturity may be shortened. In addition, the security's total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.


     If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.


     Asset-backed securities acquired by certain Funds may include collateralized mortgage obligations ("CMOs"). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases CMOs may be highly leveraged and very speculative. The Funds will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

     There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("Ginnie Mae") include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States, which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.


     Mortgage-backed securities issued by the Federal National Mortgage Association ("Fannie Mae") include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by Federal Home Loan Mortgage Corporation ("Freddie Mac") include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.


     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Funds' liquidity and value.

     Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

     In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features.


     CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment.



     The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate. For the fiscal year ended March 31, 2006, the turnover rates for the Funds are as follows:



FUND                              PORTFOLIO TURNOVER RATE
----                              -----------------------
Global Real Estate Index Fund*               N/A
International Equity Index Fund             3.40%
Mid Cap Index Fund                         18.88%
Small Cap Index Fund                       22.33%
Stock Index Fund                            4.86%





     COMMERCIAL PAPER, BANKERS' ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the


----------
*    The Fund commenced operations on July 26, 2006.

remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $100,000 per depositor per bank.


     Each Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.



     Commercial paper purchased by the Funds may include asset-backed commercial paper. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.


     CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     In selecting convertible securities, the investment management team may consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

     The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

     Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

     In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality also are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Fund that invests in convertible securities generally will reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.


     CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. The Funds may acquire U.S. government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.



     EQUITY SWAPS. The Funds may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps also may be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).


     A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund's obligations, the Funds and the Investment Adviser believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

     The Funds will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by Standard & Poor's Rating Service ("S&P"), or Fitch Ratings ("Fitch"); or A or Prime-1 or better by Moody's Investors Service, Inc. ("Moody's"), or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization ("NRSRO"). If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

     EUROPEAN DEPOSITARY RECEIPTS ("EDRS"). To the extent consistent with their respective investment objectives and policies, the Funds may invest in EDRs and Global Depository Receipts ("GDRs"). EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.


     FOREIGN CURRENCY TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Funds (except the Mid Cap Index, Small Cap Index and Stock Index Funds) are authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time.


     When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

     When the investment management team anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the securities held by a Fund create a short position in a foreign currency, a Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. A Fund also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

     In addition, to the extent consistent with its investment objectives, a Fund may purchase or sell forward foreign currency exchange contracts to seek to increase total return or for cross-hedging purposes and may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies.

     Liquid assets equal to the amount of a Fund's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund's price to sell the currency or (ii) greater than the Fund's price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if a Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund's price to buy the currency or (ii) lower than the Fund's price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.


     FOREIGN INVESTMENTS. To the extent consistent with its investment policies, each Fund may invest in foreign securities, including bonds and other fixed income securities of foreign issuers. The Global Real Estate Index Fund and the International Equity Index Fund intend to invest a substantial portion of their assets in foreign securities.


     Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies.

Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund to the extent that it invests in foreign stocks. The holdings of the Funds, to the extent that they invest in fixed income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

     There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S.


     The Funds may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by United States entities or citizens.



     To the extent permitted by their investment policies, the Funds may invest their assets in countries with emerging economies or securities markets. These countries are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund's delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.


     Unanticipated political, economic or social developments may affect the value of a Fund's investments in emerging market countries and the availability to a Fund of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.


     Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund's net asset value ("NAV") to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund's total assets, adjusted to reflect a Fund's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, a Fund will be more susceptible to the risk of adverse economic and political developments within those countries.


     A Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts with other instruments, the respective net currency positions of the Global Real Estate Index Fund and the International Equity Index Fund (the "International Funds") may expose them to risks independent of their securities positions. Although the net long and short foreign currency exposure of the International Funds will not exceed their respective total asset values, to the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.



     Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See "Taxes".


     Investors should understand that the expense ratios of the International Funds can be expected to be higher than those Funds investing primarily in domestic securities. The costs attributable to investing abroad usually are higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.


     The Global Real Estate Index Fund invests primarily in the equity securities included in the FTSE EPRA/NAREIT Index. As of June 30, 2006, the Index was comprised of 21 issuers from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Italy, Japan, Netherlands, New Zealand, Poland, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.



     The International Equity Index Fund invests primarily in the equity securities included in the MSCI EAFE Index. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. As of June 30, 2006, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.


     Countries in which the Funds may invest (to the extent permitted by their investment policies) include, but are not limited to: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Colombia, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela.


     Certain Funds may invest a significant percentage of their assets in the securities of issuers located in geographic regions with securities markets that are highly developed, liquid and subject to extensive regulation, including Japan. Japan's economy grew substantially after World War II. More recently, however, Japan's economic growth has been substantially below the level of earlier decades, and its economy has experienced periods of recession. Japan has also experienced stagnant consumer demand and higher unemployment rates. In response to these conditions, Japan has attempted to implement changes regarding high wages and taxes, currency valuations, structural rigidities, political reform and the deregulation of its economy. These initiatives have, however, resulted in notable uncertainty and loss of public confidence. In recent years, the credit rating of Japanese government debt has been downgraded as concern increased regarding the slow progress in implementing effective structural economic reform.


     Japan's economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. The recent increases in the price of crude oil, a substantial rise in other commodity prices, or a fall-off in Japan's manufactured exports, may affect Japan's economy adversely. In addition, Japan is vulnerable to earthquakes, volcanoes and other natural disasters. Japan's banking industry has suffered from non-performing loans, low real estate values and lower valuations of securities holdings. Many Japanese banks have required public funds to avert insolvency. In addition, large amounts of bad debt have prevented banks from expanding their loan portfolios despite low discount rates.

     The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights also are not always enforced.

     The common stock of many Japanese companies historically has traded at high price-earnings ratios. Differences in accounting methods, interest rates and inflation have made it difficult to compare the earnings and price-earnings ratios of Japanese companies with those of companies in other countries, especially the United States. In addition, Japan's relatively high degree of equity security cross-holdings between banks and corporations sometimes distorts supply/demand conditions of certain securities. Such distortions may lead to higher price-earnings ratios in Japan than in other countries, although more recently the degree of such security cross-holdings has begun to diminish.

     FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions normally are negotiated directly with the other party.

     A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

     When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of the Fund's purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Fund's average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.


     FUTURES CONTRACTS AND RELATED OPTIONS. Each Fund may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, to seek to increase total return, or for liquidity management purposes.


     The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining their qualifications as regulated investment companies for federal income tax purposes.

     When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchase of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

     Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the "NFA") nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's (the "CFTC") regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, a Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

     In connection with a Fund's position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

     For a further description of futures contracts and related options, see Appendix B to this Additional Statement.


     ILLIQUID OR RESTRICTED SECURITIES. Each Fund may invest up to 15% of its net assets in securities that are illiquid. The Funds may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.


     INSURANCE FUNDING AGREEMENTS. An insurance funding agreement ("IFA") is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to a Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent.


     INTEREST RATE SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS, INTEREST RATE FLOORS, CAPS AND COLLARS AND CURRENCY SWAPS. The Funds may enter into swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes or to seek to increase total return. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specific credit events. The Funds also may enter into currency swaps, which involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies.



     Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive if any. In contrast, other transactions involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Fund under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Fund and the Investment Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.



     The Funds will not enter into a total rate of return, credit, currency or interest rate swap or interest rate floor, cap or collar transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P or Fitch, or A or Prime-1 or better by Moody's or a comparable rating from another organization that is recognized as an NRSRO or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market. The use of interest rate, total rate of return, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.



     INVESTMENT COMPANIES. With respect to the investments of the Funds in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Fund, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or
(b) (i) not more than 5% of the value of the total assets of a Fund will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Pursuant to an exemptive order, these limits will not apply to the investment of securities lending collateral by the Funds in certain investment company portfolios advised by Northern Trust. In addition, pursuant to the exemptive order, the Funds may invest their uninvested cash balances in shares of affiliated money market portfolios to the extent that a Fund's aggregate investment of such balances in such portfolios does not exceed 25% of the Fund's total assets. Investments by the Funds in other investment companies, including exchange-traded funds ("ETFs"), will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Generally, these terms and conditions require the Board to approve policies and procedures relating to certain of the Funds' investments in ETFs. These policies and procedures require, among other things, that (i) the Investment Adviser conduct the Funds' investment in ETFs without regard to any consideration received by the Funds or any of their affiliated persons and (ii) the Investment Adviser certify to the Board quarterly that it has not received any consideration in connection with an investment by the Funds in an ETF, or if it has, the amount and purpose of the consideration will be reported to the Board and an equivalent amount of advisory fees shall be waived by the Investment Adviser.


     Certain investment companies whose securities are purchased by the Funds may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

     If required by the 1940 Act, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

     A Fund may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policy and restrictions as the Fund. However, each Fund currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.


     As noted in the Prospectus, the Funds may invest in iShares(SM), Standard & Poor's Depositary Receipts ("SPDRs") and similar securities of other investment companies, subject to the restrictions set forth above.

     iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International ("MSCI") indices for various countries and regions. iShares are listed on a national securities exchange (an "exchange") and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the exchange on which they are listed. However, iShares have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund's shares also could be substantially and adversely affected, and a Fund's ability to provide investment results approximating the performance of securities in a designated index could be impaired. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.



     SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on an exchange). The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (i) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500 Index (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities and (iii) a cash payment or credit ("Balancing Amount") designed to equalize the NAV of the S&P 500 Index and the NAV of a Fund Deposit.


     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, a Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, a Fund will receive Index Securities and cash identical to the Fund Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

     MISCELLANEOUS. Securities may be purchased on margin only to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities.


     MORTGAGE DOLLAR ROLLS. The Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.


     For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as financing transactions.

     Mortgage dollar rolls involve certain risks, including the following situation. If the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument that a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment

Adviser's ability to manage a Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

     MUNICIPAL INSTRUMENTS. Opinions relating to the validity of municipal instruments and to federal and state tax issues relating to these securities are rendered by bond counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to the Investment Adviser. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

     Municipal instruments generally are issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They also are issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds also are issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities.

     State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

     Municipal instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond usually is directly related to the credit standing of the private user of the facility involved.

     Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, asset-backed securities such as custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participation in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. The Investment Adviser will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be canceled.


     To the extent consistent with their investment policies, the Funds, except for the Global Real Estate Index Fund, also may invest in "moral obligation" bonds, which normally are issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.



     To the extent consistent with their investment policies, the Funds also may purchase long-term variable and floating rate bonds (sometimes referred to as "put bonds") where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at a par at least every thirteen months. Put bonds with conditional puts (that is, puts which cannot be exercised if the issuer defaults on its payment obligations) will present risks that are different than those of other municipal instruments because of the possibility that the Fund might hold long-term put bonds on which defaults occur following acquisition by the Fund.



     To the extent consistent with their investment policies, the Funds, except for the Global Real Estate Index Fund, may acquire securities in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal obligations. Such obligations are held in custody bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Funds, except for the Global Real Estate Index, International Equity Index and Mid Cap Index Funds, also may purchase certificates of participation that, in the opinion of counsel to the issuer, are exempt from regular federal income tax. Certificates of participation are a type of floating or variable rate of obligation that represents interests in a pool of municipal obligations held by a bank.


     An issuer's obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.


     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the Funds' liquidity and value.


     Certain of the municipal instruments held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies usually will be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. A Fund may invest more than 25% of its total assets in municipal instruments covered by insurance policies.

     Municipal instruments purchased by the Funds may be backed by letters of credit or other forms of credit enhancement issued by foreign (as well as domestic) banks and other financial institutions. A change in the credit quality of these banks and financial institutions could, therefore, cause loss to a Fund that invests in municipal instruments. Letters of credit and other obligations of foreign financial institutions may involve certain risks in addition to those of domestic obligations.


     To the extent consistent with their investment policies, the Funds, except for the Global Real Estate Index Fund, may invest in municipal leases, which may be considered liquid under guidelines established by the Trust's Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Investment Adviser, under guidelines approved by the Trust's Board of Trustees, also will consider marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.



     OPTIONS. To the extent consistent with its investment objective and policies, each Fund may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities ("yield curve options") and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     Options trading is a highly specialized activity, which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

     The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if a Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.

     All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if a Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

     With respect to yield curve options, a call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option generally is limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

     A Fund's obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

     When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.


     There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.



     REAL ESTATE INVESTMENT TRUSTS. To the extent consistent with their investment objectives and policies, the Funds may invest in equity real estate investment trusts ("REITs"). The Global Real Estate Index Fund expects that a substantial portion of its assets will be invested in REITs and real estate industry companies. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Equity REITs may further be categorized by the type of real estate securities they own, such as apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.



     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. Investing in REITs also involves risks similar to those associated with investing in small capitalization companies. That is, they may have limited financial resources, may trade less frequently and in a limited volume and may be subject to abrupt or erratic price movements in comparison to larger capitalization companies.


     REPURCHASE AGREEMENTS. Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust's custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is unenforceable.

     REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Funds will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Funds will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.


     RISKS RELATED TO SMALL COMPANY SECURITIES. While the Investment Adviser believes that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Securities of such issuers may lack sufficient market liquidity to enable the Small Cap Index Fund to effect sales at an advantageous time or without a substantial drop in price. Small cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies and may have a greater sensitivity to changing economic conditions. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Small Cap Index Fund's portfolio. Generally, the smaller the company size, the greater these risks.



     The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the NAV of the Small Cap Index Fund's shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.



     The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when the Small Cap Index Fund purchases thinly traded stock) and the effect of the "bid-ask" spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.



     RISKS RELATED TO MEDIUM AND LOWER QUALITY SECURITIES. The Funds' investments in medium and lower quality securities present special risk considerations. Medium quality securities, although considered investment grade, also are considered to have speculative characteristics. Lower quality securities are considered predominately speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standard. While any investment carries some risk, certain risks associated with lower quality securities are different than those for investment-grade securities. The risk of loss through default is greater because lower quality securities usually are unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund's NAV per share.


     There remains some uncertainty about the performance level of the market for lower quality securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower quality securities held in the portfolio of investments.

     The economy and interest rates can affect lower quality securities differently than other securities. For example, the prices of lower quality securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher quality investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

     The market value of lower quality securities tends to reflect individual corporate developments to a greater extent than that of higher quality securities, which react primarily to fluctuations in the general level of interest rates.

Lower quality securities are often issued in connection with a corporate reorganization or restructuring or as a part of a merger, acquisition, takeover or similar event. They also are issued by less established companies seeking to expand. Such issuers are often highly leveraged, may not have available to them more traditional methods of financing and generally are less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse economic developments or business conditions.


     A holder's risk of loss from default is significantly greater for lower quality securities than is the case for holders of other debt securities because such securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund also may incur additional expenses in seeking recovery on defaulted securities. If an issuer of a security defaults, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as a Fund's NAV. In general, both the prices and yields of lower quality securities will fluctuate.


     The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for high yield fixed income securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

     In certain circumstances, it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated convertible securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

     The ratings of S&P, Dominion Bond Rating Service Limited ("Dominion"), Moody's and Fitch evaluate the safety of a lower-rated security's principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Adviser performs its own analysis of the issuers whose lower-rated securities the Funds purchase. Because of this, a Fund's performance may depend more on its Investment Adviser's credit analysis than is the case of mutual funds investing in higher-rated securities.

     In selecting lower-rated securities, the Investment Adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Fund's investment portfolio. The Investment Adviser monitors the issuers of lower-rated securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.


     SECURITIES LENDING. Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and a Fund is responsible for any loss that may result from its investment in borrowed collateral. A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially.


     SHORT SALES AGAINST-THE-BOX. The Funds may engage in short sales "against-the-box." In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to deliver the identical security. The seller does not immediately return the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is "against the box" to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If a Fund sells securities short against the box, it may protect itself from loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.



     SPECIALIZED OWNERSHIP VEHICLES. Specialized ownership vehicles pool investors' funds for investment primarily in income-producing real estate or real estate related loans or interests. Such specialized ownership vehicles in which the Global Real Estate Index Fund may invest include property unit trusts, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for the Global Real Estate Index Fund and, to the extent such vehicles are structured similarly to investment funds, a shareholder in the Global Real Estate Index Fund will bear not only his proportionate share of the expenses of the Global Real Estate Index Fund, but also, indirectly the expenses of the specialized ownership vehicle.



     STOCK INDICES. The S&P 500 Index is a market value-weighted index consisting of 500 common stocks which are traded on the New York Stock Exchange, American Stock Exchange and the Nasdaq National Market System and selected by The Standard & Poor's Corporation ("Standard & Poor's") through a detailed screening process starting on a macro-economic level and working toward a micro-economic level dealing with company-specific information such as market value, industry group classification, capitalization and trading activity. Standard & Poor's primary objective for the S&P 500 Index is to be the performance benchmark for the U.S. equity markets. The companies chosen for inclusion in the S&P 500 Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected by Standard & Poor's for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Standard & Poor's makes no representation or warranty, implied or express, to purchasers of Stock Index Fund shares or any member of the public regarding the advisability of investing in the Stock Index Fund or the ability of the S&P 500 Index to track general stock market performance.



     As of June 30, 2006, the approximate market capitalization range of the companies included in the S&P 500 Index was between $502 million and $371.2 billion.


     The S&P MidCap 400 Index is a composite stock price index of common stocks selected by Standard & Poor's. The companies chosen for inclusion in the S&P MidCap 400 Index tend to be industry leaders within the U.S. economy as determined by S&P. However, companies are not selected by Standard & Poor's for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular.


     The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.



     The Russell 3000 Index is an unmanaged index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market as of June 30, 2006.



     The FTSE EPRA/NAREIT Index is a free float-adjusted market capitalization weighted index that is designed to reflect the stock performance of real estate companies and real estate investment trusts ("REITS") engaged in specific aspects of the North American, European and Asian real estate markets. As of June 30, 2006, the FTSE EPRA/NAREIT Index consisted of issuers from the following 21 primarily developed countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Italy, Japan, Netherlands, New Zealand, Poland, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

     FTSE International Limited, the European Public Real Estate Association
(EPRA) and the National Association of Real Estate Investment Trusts (NAREIT) do not endorse any of the securities in the FTSE EPRA/NAREIT Index. These are not sponsors of the Northern Global Real Estate Index Fund and are not affiliated with the Fund in any way.



     The MSCI EAFE Index is an unmanaged, market-value weighted index that tracks changes in the equity markets of 21 developed countries outside of North America, specifically in Europe, Australasia and the Far East. As of June 30, 2006, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.


     The International Equity Index Fund is not sponsored, endorsed, sold or promoted by MSCI, any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI Index (collectively, the "MSCI Parties"). The MSCI Indices are the exclusive property of MSCI. MSCI and MSCI Index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Northern Trust. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or owners of this financial product or any other person or entity regarding the advisability of investing in the Funds generally or in the International Equity Index Fund particularly or the ability of any MSCI Index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI Indices which are determined, composed and calculated by MSCI without regard to the International Equity Index Fund or the issuer or shareholders of the International Equity Index Fund or any other person or entity. None of the MSCI Parties has any obligation to take the needs of the Trust or shareholders of the International Equity Index Fund or any other person or entity into consideration in determining, composing or calculating the MSCI Indices. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or number of shares of the International Equity Index Fund to be issued or in the determination or calculation of the equation by or the consideration into which the International Equity Index Fund is redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or shareholders of the International Equity Index Fund or any other person or entity in connection with the administration, marketing or offering of the International Equity Index Fund.

     Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indices from sources that MSCI considers reliable, none of the MSCI Parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI Index or any data included therein. None of the MSCI Parties makes any warranty, express or implied, as to results to be obtained by the issuer of the International Equity Index Fund, owners of the International Equity Index Fund, or any other person or entity, from the use of any MSCI Index or any data included therein. None of the MSCI Parties shall have any liability for any errors, omissions or interruptions of or in connection with any MSCI Index or any data included therein. Further, none of the MSCI Parties makes any express or implied warranties of any kind, and the MSCI Parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each MSCI Index and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.


     STRIPPED SECURITIES. To the extent consistent with its investment policies, each Fund may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "Separate Trading of Registered Interest and Principal of Securities" or "STRIPS." The Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.



     Other types of stripped securities may be purchased by the Funds including stripped mortgage-backed securities ("SMBS"). SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest generally are higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the NAV per share.


     SUPRANATIONAL BANK OBLIGATIONS. Each Fund, to the extent consistent with its investment policies, may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.


     TRACKING VARIANCE. As discussed in the Prospectus, the Funds are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by a Fund and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform a Fund's holdings to its investment objective. Tracking variance also may occur due to factors such as the size of a Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Fund's designated index or the manner in which the index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Fund. Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of a Fund is not comparable to the performance of its designated index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in a Fund's performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Fund's investment objective.


     U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and the Maritime Administration.


     Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.



     To the extent consistent with their respective investment objectives, the Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all U.S. government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.



     VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as put bonds) where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and also includes leveraged inverse floating rate instruments ("inverse floaters").


     With respect to the variable and floating rate instruments that may be acquired by the Funds, the investment management team will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Funds' quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.


     Variable and floating rate instruments that may be purchased by the Funds include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate, and leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Funds may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Funds.


     Variable and floating rate instruments including inverse floaters held by a Fund will be subject to the Fund's limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.


     WARRANTS. The Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.


     YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Funds may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Dominion, Moody's, and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this Additional Statement.


     Subject to the limitations stated in the Prospectus, if a security held by a Fund undergoes a rating revision, the Fund may continue to hold the security if the Investment Adviser determines such retention is warranted.



     ZERO COUPON AND CAPITAL APPRECIATION BONDS AND PAY-IN-KIND SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.


     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

     Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.

INVESTMENT RESTRICTIONS


     Each Fund is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as described in "Description of Shares" on page 59.)


No Fund may:

(1) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Fund to the extent permitted by law.


(2) Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent a Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein acquiring securities of real estate investment trusts or other issuers that deal in real estate. The Global Real Estate Index Fund may not purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent the Fund from (a) investing directly or indirectly in portfolio instruments secured by real estate or interests therein; (b) acquiring securities of real estate investment trusts or other issuers that deal in real estate or mortgage-related securities; or (c) holding and selling real estate acquired by the Fund as a result of ownership securities.


(3) Invest in commodities or commodity contracts, except that each Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(4)  Invest in companies for the purpose of exercising control.

(5) Act as underwriter of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 (the "1933 Act") in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.


(6) Purchase securities (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) if such purchase would cause 25% or more in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, except that the Global Real Estate Index Fund will invest at least 25% or more of its total assets in issuers principally engaged in real estate activities. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.


(7) Borrow money, except that to the extent permitted by applicable law (a) a Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities,
     (d) a Fund may purchase securities on margin, and (e) the Global Real Estate Index Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings. If due to market fluctuations or other reasons a Fund's borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of a Fund in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Fund will not issue senior securities to the extent such issuance would violate applicable law.



(8) Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act.


(9) Notwithstanding any of a Fund's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Fund.

     For the purposes of Investment Restrictions Nos. 1 and 7 above, the Funds expect that they would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of the date of this Additional Statement, the Funds had not filed such an exemptive application.

     In applying Restriction No. 8 above, a security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund does not exceed 10% of the value of the Fund's total assets.


     Except to the extent otherwise provided in Investment Restriction No. 6, for the purpose of such restriction in determining industry classification, the Trust may use any one or more of the following: the Bloomberg Industry Group Classification, Standard & Poors, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes, Global Industry Classification Standard or the Morgan Stanley Capital International industry classification titles. For the purpose of determining the percentage of a Fund's total assets invested in securities of issuers having their principal business activities in a particular industry, an asset-backed security will be classified separately based upon the nature of the underlying assets.


     Any Investment Restriction which involves a maximum percentage (other than the restriction set forth above in Investment Restriction No. 7) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of a Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction No. 7, the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

DISCLOSURE OF PORTFOLIO HOLDINGS


     The Board of Trustees of the Trust has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Funds' shareholders. The policy provides that neither the Funds nor their Investment Adviser, Distributor or any agent, or any employee thereof ("Fund Representative") will disclose a Fund's portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, "portfolio holdings information" means a Fund's actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions. Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in a Fund's public filings with the SEC or is disclosed on the Fund's publicly accessible Web site. Information posted on a Fund's Web site may be separately provided to any person commencing the day after it is first published on the Fund's Web site.


     Portfolio holdings information that is not filed with the SEC or posted on the publicly available Web site may be provided to third parties only if the third-party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Trust's Chief Compliance Officer ("CCO"). Disclosure to providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of a Fund) only upon approval by the CCO, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the recipients who receive non-public portfolio holdings information on an ongoing basis are as follows: the Investment Adviser and its affiliates, the Funds' independent registered public accounting firm, the Funds' custodian, the Funds' legal counsel, the Funds' financial printer - Bowne & Co., Inc., and the Funds' proxy voting service - Institutional Shareholder Service Inc.; certain rating and ranking organizations
- S&P and Moody's; and the following vendors that provide portfolio analytical tools: Vestek (aka Thomson Financial), Citigroup, Lehman Brothers, and Factset. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to a Fund may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives. From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with a Fund seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken in an effort to avoid any potential misuse of the disclosed information.



     The Funds currently publish on their Web site, northernfunds.com, complete portfolio holdings for each Fund as of the end of each month, subject to at least ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds intend to publish on their Web site month-end top ten holdings subject to at least a ten (10) calendar day lag between the date of the information and the date on which the information is disclosed. A Fund may publish on the Web site complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.


     Under the policy, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

                          ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS


     The Board of Trustees of the Trust is responsible for the management and business and affairs of the Trust. Set forth below is information about the Trustees and Officers of Northern Funds as of the date of this Additional Statement. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. As of the date of this Additional Statement, each Trustee oversees a total of 58 portfolios in the Northern Funds Complex - Northern Funds offers 36 portfolios and Northern Institutional Funds offers 22 portfolios.


NON-INTERESTED TRUSTEES


NAME, ADDRESS (1), AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF                                                                    OTHER DIRECTORSHIPS
SERVICE AS TRUSTEE (2)         PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS            HELD BY TRUSTEE (3)
-----------------------        --------------------------------------------            -------------------
William L. Bax            -    Managing Partner of PricewaterhouseCoopers (an      -    Sears Holding Corp.
Age: 62                        accounting firm) from 1999 to 2003;                      (a retail company).
Trustee since 2005
                          -    Director of Big Shoulders Fund since 1997;

                          -    Director of Children's Memorial Hospital since
                               1997;

                          -    Trustee of DePaul University since 1998.

Richard G. Cline          -    Chairman and President of Hawthorne Investors,      -     PepsiAmericas (a soft
Age: 71                        Inc. (a management advisory services and private          drink bottling
Trustee since 2000             investment company) since 1996;                           company);

                          -    Managing Partner of Hawthorne Investments, LLC (a   -     Ryerson Inc. (a
                               management advisory services and private                  metals distribution
                               investment company) since 2001;                           company).

                          -    Managing Member of Hawthorne Investments II, LLC
                               (a private investments company) since 2004.



(1) Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.


(2)  Each Trustee will hold office for an indefinite term until the earliest of:
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (i.e., public companies) or other investment companies registered under the 1940 Act.

NAME, ADDRESS (1), AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF                                                                    OTHER DIRECTORSHIPS
SERVICE AS TRUSTEE (2)         PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS            HELD BY TRUSTEE (3)
-----------------------        --------------------------------------------            -------------------
Edward J. Condon, Jr.     -    Chairman and CEO of The Paradigm Group, Ltd. (a     -    None
Age: 66                        financial adviser) since 1993;
Trustee since 2000
                          -    Principal and Co-Founder of Paradigm Capital Ltd.
                               since 1996;

                          -    Senior Partner of NewEllis Ventures since 2001;

                          -    Member of the Board of Managers of The Liberty
                               Hampshire Company, LLC (a receivable
                               securitization company) from 1996 to 2001;

                          - Director of Financial Pacific Company (a small business leasing company) from 1998 to 2004;

                          -    Member and Director of the Illinois Venture
                               Capital Association since 2001;

                          -    Trustee at Dominican University from 1996 to
                               2005;

                          -    Member of the Board of Directors of the Chicago
                               Children's Museum since 2001;

                          -    Member of the Board of Governors of the
                               Metropolitan Club since 2003;

                          -    Member of the Advisory Board of AAVIN Equity
                               Partners since 2005;

                          -    Chairman of the Nominating Committee of Girl
                               Scouts of Chicago from 1993 to 2003;

                          -    Member of the National Advisory Board of National
                               Domestic Violence Hotline since 2005.

Sharon Gist Gilliam       -    Executive Vice President of Unison-Maximus, Inc.    -    None
Age: 62                        (an aviation and governmental consulting company)
Trustee since 2001             from 1989 to 2005;

                          -    Principal/Officer/Director, UCG Associates, Inc.
                               (a management consulting firm) from 2005 to present.

Sandra Polk Guthman       -    CEO of Polk Bros. Foundation (an Illinois           -    None
Age: 62                        not-for-profit corporation) since 1993;
Trustee since 2000
                          -    Director of MBIA Insurance Corp. of Illinois (a
                               municipal bond insurance company) since 1994;

                          - Director of STS Consultants, Ltd. (an employee owned engineering consulting firm) since 2001.



(1) Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.


(2)  Each Trustee will hold office for an indefinite term until the earliest of:
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years.

(3) This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

NAME, ADDRESS (1), AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF                                                                    OTHER DIRECTORSHIPS
SERVICE AS TRUSTEE (2)         PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS            HELD BY TRUSTEE (3)
-----------------------        --------------------------------------------            -------------------
Michael E. Murphy (4)     -    President of Sara Lee Foundation (philanthropic     -    Coach, Inc.;
Age: 69                        organization) from 1997 to 2001.
Trustee since 1998                                                                 -    Payless Shoe Source,
                                                                                        Inc. (a retail shoe
                                                                                        store business);

                                                                                   -    GATX Corporation (a
                                                                                        railroad holding
                                                                                        company).

Richard P. Strubel        -    Vice Chairman and Director of Cardean Learning      -    Gildan Activewear,
Age: 66                        Group (formerly UNext Inc.) (a provider of               Inc. (an athletic
Trustee since 2000             educational services via the Internet) since             clothing marketing and
                               2003;                                                    manu- facturing
                                                                                        company);
                          -    President, Chief Operating Officer and Director
                               of UNext Inc. from 1999 to 2003.                    -    Goldman Sachs Mutual
                                                                                        Fund Complex (72 port-
                                                                                        folios);

                                                                                   -    Goldman Sachs
                                                                                        Closed-End Funds.



(1) Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.


(2)  Each Trustee will hold office for an indefinite term until the earliest of:
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years.

(3) This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.

(4) On December 31, 2003, a family limited partnership controlled by Mr. Murphy owned 4,000 shares, and another member of Mr. Murphy's immediate family owned 1,000 shares, of Northern Trust Corporation with an approximate value of $230,000. These shares represented less than 1% of the outstanding shares of Northern Trust Corporation. In July 2004, these shares were sold. In addition, prior to March 2004, Mr. Murphy was a member of the governing board of three privately-offered investment companies that were advised and/or distributed by NTI or its affiliates.

INTERESTED TRUSTEES


NAME, ADDRESS (1), AGE,
POSITIONS HELD WITH
TRUST AND LENGTH OF                                                                    OTHER DIRECTORSHIPS
SERVICE AS TRUSTEE (2)         PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS            HELD BY TRUSTEE (3)
-----------------------        --------------------------------------------            -------------------
Mary Jacobs Skinner,      -    Partner in the law firm of Sidley Austin Brown &    -    None
Esq.(4)                        Wood, LLP.
Age: 48
Trustee since 1998

Terence J. Toth (4)       -    President, Chief Executive Officer of Northern      -    None
Age: 46                        Trust Investments, N.A. from 2004 to present;
Trustee since 2006
                          -    President of Northern Trust Global Investments, a
                               division of Northern Trust Corporation, since
                               2004;

                          -    Executive Vice President, Head of Quantitative
                               Management and Securities Lending of Northern
                               Trust Investments, N.A. from 2000 to 2004.



(1) Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.


(2)  Each Trustee will hold office for an indefinite term until the earliest of:
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year of the Trust in which he or she attains the age of seventy-two years, except that a Trustee who also serves as an audit committee financial expert for the Trust shall cease to serve as a Trustee as of the last day of the calendar year in which the Trustee attains the age of seventy-three years.

(3) This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.


(4) An "interested person," as defined by the 1940 Act. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation. Mr. Toth is deemed to be an "interested" Trustee because he is an officer, director, employee, and is a shareholder, of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST


NAME, ADDRESS, AGE, POSITIONS
HELD WITH TRUST AND LENGTH OF
SERVICE (1)                       PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
-----------------------------     --------------------------------------------
Lloyd A. Wennlund               Executive Vice President since 2003 and Director
Age: 48                         since 2001 of Northern Trust Investments, N.A.;
50 South LaSalle Street         Executive Vice President and other positions at
Chicago, IL 60603               The Northern Trust Company, President and
President since 2000            Director of Northern Trust Securities, Inc., and
                                Managing Executive, Mutual Funds for Northern
                                Trust Global Investments since 1989.

Eric K. Schweitzer              Senior Vice President at Northern Trust
Age: 45                         Investments, N.A. since 2001 and Senior Vice
50 South LaSalle Street         President at The Northern Trust Company and the
Chicago, IL 60603               Director of Distribution, Product Management and
Vice President since 2000       Client Services in the Mutual Fund Group of
                                Northern Trust Global Investments since 2000.

Stuart Schuldt                  Senior Vice President and Division Manager of
Age: 44                         Fund Administration and Fund Accounting, The
50 South LaSalle Street         Northern Trust Company since 1998; Assistant
Chicago, IL 60603               Treasurer of the Trust from 2002 to 2005.
Treasurer since 2005

Susan J. Hill                   Chief Compliance Officer of Northern Trust
Age: 50                         Investments, N.A. since 2005; Senior Vice
50 South LaSalle Street         President of Northern Trust Investments, N.A.
Chicago, IL 60603               since 2005; Counsel and Vice President of
Chief Compliance Officer        Northern Trust Investments, N.A. and The
since 2004                      Northern Trust Company from 2000 to 2004.

Wes L. Ringo                    Senior Vice President of Northern Trust
Age: 55                         Investments, N.A. and Compliance Director of
50 South LaSalle Street         Northern Trust Securities, Inc. since 2001;
Chicago, IL 60603               Managing Director, Assistant General Counsel and
Anti-Money Laundering           Director of Regulatory Affairs of U.S. Bancorp
Compliance Officer since 2002   Piper Jaffrey from 1996 to 2001.

Brian Ovaert                    Senior Vice President and Department Head at The
Age: 44                         Northern Trust Company overseeing Fund
50 Bank Street                  Accounting, Transfer Agent and Fund
Canary Wharf                    Administration functions since 1998; Treasurer
London, E145NT                  of the Trust from 2002 to 2005.
Assistant Treasurer since
2005


(1) Officers hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

NAME, ADDRESS, AGE, POSITIONS
HELD WITH TRUST AND LENGTH OF
SERVICE (1)                       PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
-----------------------------     --------------------------------------------
Diana E. McCarthy, Esq.         Partner in the law firm of Drinker Biddle &
Age: 55                         Reath LLP.
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996
Secretary since 2006

Linda J. Hoard, Esq.            Senior Counsel and Senior Vice President at PFPC
Age: 58                         Inc. since 1998.
99 High Street, 27th Floor
Boston, MA 02110
Assistant Secretary since 1999

Lori V. O'Shaughnessy, Esq.     Counsel and Vice President at PFPC Inc. since
Age: 34                         2005; Associate Counsel and Director at PFPC
99 High Street, 27th Floor      Inc. from 2002 to 2005; Associate Counsel at
Boston, MA 02110                Investors Bank & Trust Company, a financial
Assistant Secretary             service provider from 2001 to 2002.
since 2003


(1) Officers hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

     Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust Corporation, PFPC Inc. ("PFPC"), Northern Funds Distributors, LLC and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by the Trust's service providers, the Trust itself requires no employees.

     Each officer holds comparable positions with Northern Institutional Funds and certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation, PFPC or an affiliate thereof is the investment adviser, custodian, transfer agent, administrator and/or distributor.

     STANDING BOARD COMMITTEES. The Board of Trustees has established three standing committees in connection with their governance of the Funds: Audit, Governance and Valuation.


     The Audit Committee consists of four members: Messrs. Condon (Chairperson), Bax and Strubel and Ms. Gilliam. The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees a firm of independent registered certified auditors. to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is designated as the Qualified Legal Compliance Committee. The Audit Committee convenes at least four times each year to meet with the independent auditors to review the scope and results of the audit and to discuss other non-audit matters as requested by the Board's Chairperson, the Committee Chairperson or the auditors. During the fiscal year ended March 31, 2006, the Audit Committee convened six times.



     The Governance Committee consists of three members: Ms. Guthman (Chairperson) and Messrs. Bax and Strubel. The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as non-interested Trustees, reviewing and making recommendations regarding Trustee compensation and developing policies regarding Trustee education. During the fiscal year ended March 31, 2006, the Governance Committee convened three times. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds' Prospectus and should be directed to the attention of Northern Funds Governance Committee.



     The Valuation Committee consists of three members: Messrs. Murphy (Chairperson) and Toth and Ms. Skinner. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the Trust's non-money market Funds in accordance with the Trust's valuation procedures. During the fiscal year ended March 31, 2006, the Valuation Committee convened four times.


TRUSTEE OWNERSHIP OF FUND SHARES. The following table shows the dollar range of shares of the Funds owned by each Trustee in the Funds and other portfolios of the Northern Funds and Northern Institutional Funds.


                       INFORMATION AS OF DECEMBER 31, 2005



                                                                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                                             IN ALL REGISTERED INVESTMENT COMPANIES
                                                                          OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT
NAME OF TRUSTEE         DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND*                   COMPANIES **
---------------         -----------------------------------------------   -------------------------------------------
William L. Bax***                             None                                     $10,001 - $50,000
Richard G. Cline                              None                                       Over $100,000
Edward J. Condon, Jr.       Small Cap Index Fund - $10,001 - $50,000                     Over $100,000
Sharon Gist Gilliam                           None                                            None
Sandra Polk Guthman                           None                                       Over $100,000
Michael E. Murphy               Stock Index Fund - Over $100,000                         Over $100,000

Mary Jacobs Skinner                           None                                       Over $100,000
Richard P. Strubel                            None                                       Over $100,000
Terence J. Toth****                           None                                       Over $100,000



*    The Global Real Estate Index Fund was not offered as of December 31, 2005.



** The Northern Mutual Fund Complex consists of Northern Institutional Funds and Northern Funds. As of December 31, 2005, Northern Funds offered 32 portfolios and Northern Institutional Funds offered 22 portfolios.



***  Mr. Bax was appointed to the Board of Trustees as of January 1, 2005.



**** Mr. Toth was appointed to the Board of Trustees as of February 17, 2006.





TRUSTEE AND OFFICER COMPENSATION. The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of Board committees, plus additional fees for Board and Committee meetings attended by such Trustee. In recognition of their services, the fees paid to the Board and Committee chairpersons are larger than the fees paid to other members of the Trust's Board and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.


     The following tables set forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended March 31, 2006.






                             Global Real   International                   Small Cap
                            Estate Index    Equity Index   Mid Cap Index     Index     Stock Index   Total Compensation from
                               Fund(4)          Fund            Fund          Fund         Fund          Fund Complex (5)
                            ------------   -------------   -------------   ---------   -----------   -----------------------
William L. Bax                   N/A            $575            $575          $575         $575            $115,000
Richard G. Cline                 N/A             731             731           731          731             146,250
Edward J. Condon, Jr.            N/A             656             656           656          656             131,250
William J. Dolan, Jr. (1)        N/A             450             450           450          450              90,000(6)
Sharon Gist Gilliam              N/A             556             556           556          556             111,250
Sandra Polk Guthman              N/A             594             594           594          594             118,750
Michael E. Murphy                N/A             619             619           619          619             123,750
Richard P. Strubel               N/A             619             619           619          619             123,750
Mary Jacobs Skinner              N/A             272             272           272          272             108,750(7)
Stephen Timbers(2)               N/A             491             491           491          491              98,250
Terence J. Toth(3)               N/A               0               0             0            0                   0



(1)  Mr. Dolan served as a Trustee of the Fund Complex until December 31, 2005.






(2)  Mr. Timbers served as a Trustee of the Fund Complex until February 17,
     2006.



(3) Mr. Toth was appointed to the Board of Trustees as of February 17, 2006 and serves without compensation.



(4)  The Fund commenced operations on July 26, 2006.



(5) As of December 31, 2005, the Northern Mutual Fund Complex offered Northern Funds (32 portfolios) and Northern Institutional Funds (22 portfolios).



(6) For the fiscal year ended March 31, 2006, Mr. Dolan elected not to defer any of his $90,000 total compensation, of which Mr. Dolan earned $1,763.22 accrued interest from previous years' deferred compensation. Mr. Dolan received a final payout for his deferred compensation at the time of his retirement.



(7) For the fiscal year ended March 31, 2006, Ms. Skinner elected to defer $54,375 of $108,750 total compensation, of which Ms. Skinner earned $4,907.24 accrued interest from previous years' deferred compensation.


     The Trust does not provide pension or retirement benefits to its Trustees.


     Effective October 29, 2002, each Trustee became entitled to participate in the Northern Funds Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Diversified Assets Portfolio of Northern Institutional Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are "eligible securities" as defined by that rule. The amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees will not obligate the Trust to retain the service of any

Trustee or obligate a Fund to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.


     The Trust's officers do not receive fees from the Trust for services in such capacities, although PFPC, of which certain of the Trust's officers are also officers (except Mses. Hill and McCarthy and Messrs. Ovaert, Ringo, Schuldt, Schweitzer and Wennlund), receives fees from the Trust for administrative services. In addition, Mr. Toth does not receive fees from the Trust for his services, because he is a management Trustee.



     Drinker Biddle & Reath LLP, of which Ms. McCarthy is a partner, receives fees from the Trust for legal services.


     Northern Trust Corporation and/or its affiliates, of which Ms. Hill and Messrs. Ovaert, Ringo, Schuldt, Schweitzer and Wennlund are officers, receive fees from the Trust as Investment Adviser, Co-Administrator, Custodian and Transfer Agent.

CODE OF ETHICS


     The Trust, its Investment Adviser and principal underwriter have adopted codes of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust.



INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN



     Northern Trust Investments, N.A. ("NTI" or "Investment Adviser") a direct or indirect subsidiary of The Northern Trust Company ("TNTC"), an Illinois state chartered bank, serves as the Investment Adviser of the Funds. TNTC is a direct wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603. Unless otherwise indicated, NTI and TNTC are referred to collectively in this Additional Statement as "Northern Trust."



     TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. NTI is an investment adviser registered under the Investment Advisers Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.



     Northern Trust is one of the nation's leading providers of trust and investment management services. Northern Trust is one of the strongest banking organizations in the United States. Northern Trust believes it has built its organization by serving clients with integrity, a commitment to quality and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. With respect to such clients, the Trust is designed to assist: (i) defined contribution plan sponsors and their employees by offering a range of diverse investment options to help comply with 404(c) regulation and also may provide educational material to their employees; (ii) employers who provide post-retirement Employees' Beneficiary Associations ("VEBA") and require investments that respond to the impact of federal regulations; (iii) insurance companies with the day-to-day management of uninvested cash balances as well as with longer-term investment needs; and (iv) charitable and not-for-profit organizations, such as endowments and foundations, demanding investment management solutions that balance the requirement for sufficient current income to meet operating expenses and the need for capital appreciation to meet future investment objectives. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of June 30, 2006, Northern Trust had assets under custody of $3.2 trillion, and assets under investment management of $640 billion.



     Under the Advisory Agreement with the Trust, the Investment Adviser, subject to the general supervision of the Trust's Board of Trustees, make decisions with respect to, and place orders for, all purchases and sales of portfolio securities for each Fund and also provide certain ancillary services. The Investment Adviser also is responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for Northern Funds). In making investment recommendations for the Funds, investment advisory personnel may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Funds' accounts are customers of TNTC's commercial banking department. These requirements are designed to prevent investment advisory personnel for the Funds from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.


     The Trust's Investment Advisory and Ancillary Services Agreement with the Investment Adviser (the "Advisory Agreement") has been approved by the Board of Trustees, including the "non-interested" Trustees, and the initial shareholder of the Trust. The Advisory Agreement provides that in selecting brokers or dealers to place orders for transactions on (i) common and preferred stocks, the Investment Adviser shall use its best judgment to obtain the best overall terms available, and (ii) on bonds and other fixed income obligations, the Investment Adviser shall attempt to obtain best net price and execution or, use their best judgment to obtain the best overall terms available.



     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Adviser is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser may consider the brokerage and research services provided to the Funds and/or other accounts over which the Investment Adviser or an affiliate exercise investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Adviser also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems, news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts, computer software or on-line data feeds and computer hardware necessary to use the product. These services and products may disproportionately benefit other accounts ("Other Accounts") over which the Investment Adviser or its affiliates exercise investment discretion. For example, research or other services paid for through the Funds' commissions may not be used in managing the Funds. In addition, Other Accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products or services that may be provided to the Funds and to such Other Accounts. To the extent that the Investment Adviser uses soft dollars, they will not have to pay for those products or services themselves. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. In that event, the research will effectively be paid for by client commissions that will also be used to pay for execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.


     Northern Trust and its affiliates also receive products and services that provide both research and non-research benefits to them ("mixed-use items"). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, Northern Trust makes a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. Northern Trust will pay for the non-research portion of the mixed-use items with hard dollars.


     Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and does not reduce the advisory fees payable to the Investment Adviser by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.


     The amount of brokerage commissions paid by a Fund may vary substantially from year to year due to differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors. For the fiscal years indicated, the amount of commissions paid by each Fund was as follows:

                                     Fiscal Year      Fiscal Year      Fiscal Year
                                        Ended            Ended            Ended
                                   March 31, 2006   March 31, 2005   March 31, 2004
                                   --------------   --------------   --------------
Global Real Estate Index Fund(1)             N/A            N/A              N/A
International Equity Index Fund      $353,534.79       $311,374              N/A
Mid Cap Index Fund                   $ 90,375.46       $ 61,643              N/A
Small Cap Index Fund                 $252,344.19       $ 96,470         $176,997
Stock Index Fund                     $ 52,050.42       $ 18,802         $ 18,359



     No commissions were paid by the Funds to any direct or indirect "affiliated" persons (as defined in the 1940 Act) of the Funds. Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions and the cost of transactions may vary among different brokers. Over-the-counter transactions in equity securities also may involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which may be fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.



     The Trust is required to identify any securities of its "regular brokers or dealers" or their parents which the Trust acquired during its most recent fiscal year.


     During the fiscal year ended March 31, 2006, the International Equity Index Fund acquired or sold securities of Citibank, Credit Suisse First Boston, Deutsche Bank and UBS-Warburg LLC. As of March 31, 2006, the International Equity Index Fund owned securities of Deutsche Bank A.G., Credit Suisse First Boston, and UBS-Warburg LLC in the amounts of $5,551, $6,737, and $11,188, respectively.



     During the fiscal year ended March 31, 2006, the Mid Cap Index Fund acquired or sold securities of Credit Suisse First Boston. As of March 31, 2006, the Mid Cap Index Fund did not own securities of its regular broker-dealers.



     During the fiscal year ended March 31, 2006, the Small Cap Index Fund did not acquire, sell or own securities of its regular broker-dealers.



     During the fiscal year ended March 31, 2006, the Stock Index Fund acquired or sold securities of Bank of America, N.A., Bear Stearns, Citibank, Credit Suisse First Boston, Deutsche Bank, Goldman Sachs & Co., Lehman Brothers, Merrill Lynch & Co., Inc., Morgan Stanley and UBS-Warburg LLC. As of March 31, 2006, the Stock Index Fund owned securities of Bank of America, N.A., Bear Sterns, Citibank, Goldman Sachs & Co., Lehman Brothers, and Merrill Lynch & Co., in the amounts of $8,850, $642, $9,869, $2,867, $1,619, and $3,023, respectively.




     The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Investment Adviser believes such practice to be in the Funds' interests.



     On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts managed by them (including any other Fund, investment company or account for which Northern Trust acts as adviser), the Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Fund with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the


----------

(1) The Fund commenced operations on July 26, 2006.

Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for the Fund or the amount of the securities that are able to be sold for the Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Agreement permits the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser's opinion of the reliability and quality of the broker or dealer.



     The Advisory Agreement provides that the Investment Adviser may render similar services to others so long as its services under the Advisory Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Advisory Agreement) or, in lieu thereof, contribute to resulting losses.



     From time to time, the Investment Adviser may voluntarily waive a portion or all of it's fees otherwise payable to it with respect to the Funds.



     For the fiscal years indicated below, the amount of advisory fees paid by each of the Funds, after voluntary fee waivers, was as follows:



                                     Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
                                       March 31, 2006      March 31, 2005      March 31, 2004
                                     -----------------   -----------------   -----------------
Global Real Estate Index Fund(1)                N/A                 N/A                 N/A
International Equity Index Fund          $1,750,035          $   14,951                 N/A
Mid Cap Index Fund                       $  427,284          $    4,596                 N/A
Small Cap Index Fund                     $  826,405          $1,631,712          $1,373,636
Stock Index Fund                         $  443,545          $1,405,393          $1,495,609


     For the fiscal years indicated below, Northern Trust voluntarily waived advisory fees for each of the Funds as follows:





                                   Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
                                     March 31, 2006      March 31, 2005      March 31, 2004
                                   -----------------   -----------------   -----------------
Global Real Estate Index Fund(1)             N/A                 N/A                 N/A
International Equity Index Fund         $      0            $      0                 N/A
Mid Cap Index Fund                      $      0            $      0                 N/A
Small Cap Index Fund                    $      0            $311,951            $274,728
Stock Index Fund                        $432,617            $380,240            $373,902



     As compensation for advisory services and the assumption of related expenses, the Investment Adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund's respective average daily net assets). The table also reflects the advisory fees paid (after voluntary waivers (if any)) by the Funds for the fiscal year ended March 31, 2006.


----------

(1) The Fund commenced operations on July 26, 2006.

                                                                                          ADVISORY FEE
                                                     CONTRACTUAL RATE                          PAID
                                   ---------------------------------------------------   ---------------
                                   For Fiscal Year   For Fiscal Year   For Fiscal Year   For Fiscal Year
                                    Ended 3/31/06     Ended 3/31/05     Ended 3/31/04     Ended 3/31/06
                                   ---------------   ---------------   ---------------   ---------------
Global Real Estate Index Fund(1)         N/A               N/A               N/A               N/A
International Equity Index Fund         0.25%             0.25%              N/A              0.25%
Mid Cap Index Fund                      0.20%             0.20%              N/A              0.20%
Small Cap Index                         0.20%             0.20%             0.60%             0.20%
Stock Index(2)                          0.10%             0.20%             0.50%             0.10%


     Under its Transfer Agency Agreement with the Trust, TNTC as Transfer Agent has undertaken to perform some or all of the following services: (i) answer shareholder inquiries and respond to requests for information regarding the Trust; (ii) process purchase and redemption transactions; (iii) establish and maintain shareholder accounts and subaccounts; (iv) furnish confirmations in accordance with applicable law, and provide periodic account statements to each shareholder; (v) furnish proxy statements and proxies, annual and semiannual financial statements, and dividend, distribution and tax notices to shareholders; (vi) act as income disbursing agent; and (vii) maintain appropriate records relating to its services. The Trust may appoint one or more sub-transfer agents in the performance of its services.


     As compensation for the services rendered by TNTC under the Transfer Agency Agreement and the assumption by TNTC of related expenses, TNTC is entitled to a fee from the Trust, payable monthly, at an annual rate of 0.10% of the average daily NAV of each of the Funds. In addition, TNTC may be reimbursed for certain expenses as provided under the Transfer Agency Agreement.


     For the fiscal years indicated below, the amount of transfer agency fees paid by each of the Funds was as follows:





                                   Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
                                    March 31, 2006       March 31, 2005     March 31, 2004
                                   -----------------   -----------------   -----------------
Global Real Estate Index Fund(1)             N/A                 N/A                 N/A
International Equity Index Fund         $700,034            $  5,980                 N/A
Mid Cap Index Fund                      $213,646            $  2,298                 N/A
Small Cap Index Fund                    $413,210            $347,903            $274,724
Stock Index Fund                        $443,561            $379,093            $373,898



     Under its Custodian Agreement (and in the case of the Global Real Estate Index Fund and International Equity Index Fund, the Foreign Custody Agreement) with the Trust, TNTC (the "Custodian") (i) holds each Fund's cash and securities, (ii) maintains such cash and securities in separate accounts in the name of the Fund, (iii) makes receipts and disbursements of funds on behalf of the Fund, (iv) receives, delivers and releases securities on behalf of the Fund,
(v) collects and receives all income, principal and other payments in respect of the Fund's investments held by the Custodian and (vi) maintains the accounting records of Northern Funds. The Custodian may employ one or more subcustodians, provided that the Custodian, subject to certain monitoring responsibilities, shall have no more responsibility or liability to the Trust on account of any action or omission of any subcustodian so employed than such subcustodian has to the Custodian. The Custodian also may appoint agents to carry out such of the provisions of the Custodian Agreement and the Foreign Custody Agreement as the Custodian may from time to time direct. The Custodian has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the International Funds' foreign securities.



     As compensation for the services rendered with respect to the Trust by the Custodian to each Fund (except the Global Real Estate Index and International Equity Index Funds), and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from each of the Trust as follows; (a) a basic custodial fee of (i) $18,000 annually for each Fund, plus
(ii) 1/100th of 1% annually of each Fund's average daily net assets to the extent they exceed $100 million, plus (b) a basic accounting fee of (i) $25,000 annually for each Fund, plus (ii) 1/100th of 1% annually of


----------

(1) The Fund commenced operations on July 26, 2006.



(2) Prior to March 24, 2006, the contractual rate for the Stock Index Fund was 0.20%.

each Fund's average daily net assets to the extent they exceed $50 million, plus
(c) a fixed dollar fee for each trade in portfolio securities, plus (d) a fixed dollar fee for each time that the Custodian receives or transmits funds via wire, plus (e) reimbursement of expenses incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (c) and (d) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that the Custodian may permanently or temporarily waive all or any portion of any upward adjustment.


     As compensation for the services rendered to the Trust, under the Foreign Custody Agreement with respect to the Global Real Estate Index and International Equity Index Funds and the assumption by the Custodian of certain related expenses, the Custodian is entitled to payment from each of those Funds as follows: (i) $35,000 annually for each Fund, plus (ii) 9/100th of 1% annually of each Fund's average daily net assets, plus (iii) reimbursement for fees incurred by the Custodian for telephone, postage, courier fees, office supplies and duplicating. As compensation for basic accounting services rendered to the Global Real Estate Index and International Equity Index Funds by TNTC, TNTC is entitled to receive $25,000 for the first $50 million of each of those Fund's average daily net assets and 1/100th of 1% of each Fund's average daily net assets in excess of $50 million.


     The Custodian's fees under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Funds' daily-uninvested U.S. cash balances (if any).

     For the fiscal years indicated below, the amount of custody and fund accounting fees paid by each Fund was as follows:


                                     Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
                                       March 31, 2006      March 31, 2005      March 31, 2004
                                     -----------------   -----------------   -----------------
Global Real Estate Index Fund(1)               N/A                 N/A                N/A
International Equity Index Fund           $744,353            $  4,488                N/A
Mid Cap Index Fund                        $236,873            $  2,795                N/A
Small Cap Index Fund                      $183,166            $216,229           $400,334
Stock Index Fund                          $137,000            $130,720           $121,658


     Unless sooner terminated, the Trust's Advisory Agreement, Transfer Agency Agreement, Custodian Agreement and Foreign Custody Agreement will continue in effect with respect to a particular Fund until March 31, 2007, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940
Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Fund (as defined under "Description of Shares"). Each agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser, Custodian, or Transfer Agent, as the case may be, on 60 days' written notice.


BOARD CONSIDERATIONS REGARDING THE ADVISORY AGREEMENT FOR THE GLOBAL REAL ESTATE INDEX FUND.



     The Board's consideration of the Advisory Agreement for the Funds, other than the Global Real Estate Index Fund, is set forth in the Funds' annual report. However, the Global Real Estate Index Fund commenced operations after the period covered by the annual report. Therefore, the Board's consideration of the Advisory Agreement for the Global Real Estate Index Fund is discussed below.



     The Trustees oversee the management of the Trust and will review the investment performance and expenses of the Global Real Estate Index Fund. In addition, the Trustees determine annually (except for the initial term of the Agreement) whether to re-approve and continue the Trust's investment advisory agreement (the "Advisory Agreement") for the Fund with Northern Trust Investments, N.A. ("NTI" or the "Investment Adviser").



     The Advisory Agreement was initially approved with respect to the Global Real Estate Index Fund by the Trustees, including all of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined


----------

(1)  The Fund commenced operations on July 26, 2006.

in the Investment Company Act of 1940, as amended) of any party thereto (the "Independent Trustees"), at a meeting held on May 4, 2006 (the "May Meeting"). The Trustees also received information regarding the Fund's investment objectives, strategies and restrictions, expense ratios and information regarding the proposed index that the Fund would track at a meeting held on February 17, 2006 (the "February Meeting"). The foregoing meetings are referred to below together as the "Meetings."



     In connection with the Meetings and their consideration of the Advisory Agreement, the Trustees also considered the Investment Adviser's written and oral presentations and discussed the information that had been provided. In connection with their deliberations, the Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law, and met in executive sessions at the Meetings without employees of the Investment Adviser present.



     In evaluating the Advisory Agreement at the Meetings, the Trustees relied upon their knowledge, resulting from their meetings and other interactions, of the Investment Adviser and its services. The Trustees reviewed, among other things, information relating to: (i) the terms of the Advisory Agreement; (ii) the contractual investment advisory fees and the total expenses (after voluntary reimbursements) borne by the Global Real Estate Index Fund in comparison to those borne by mutual fund peer groups and categories selected by Lipper Analytical Services, Inc. ("Lipper"), including other similar funds; (iii) the investment advisory fees charged by the Investment Adviser to its certain other accounts; (iv) the nature, quality and extent of the investment advisory services, including the scope and depth of the Investment Adviser's resources, the Investment Adviser's staffing for the Fund and the experience of the portfolio managers who would be managing the Fund; (v) the Investment Adviser's financial resources and its ability to attract and retain talent; (vi) the fees paid by the Fund to the Investment Adviser and its affiliates for services, and the expenses incurred by it in connection with the provision of those services;
(vii) the Fund's projected expense ratios; (viii) other benefits received by the Investment Adviser and its affiliates from its relationships with the Fund; and
(ix) potential economies of scale at various Fund asset levels.



     In connection with their approvals of the Advisory Agreement for the Global Real Estate Index Fund, the Trustees gave weight to various factors, but did not identify any single factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other non-advisory services, that would be provided to the Funds by the Investment Adviser and its affiliates and the quality of services that are currently provided to the Trust's other Funds. The advisory services included the Investment Adviser's experience in managing index funds. The non-advisory services include services as the Funds' custodian, transfer agent and co-administrator. The Trustees also considered that many of the Fund's shareholders were likely to have other client relationships with The Northern Trust Company. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Fund and was able to provide quality services to the Fund. The Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements that would be applicable to the Fund. The Trustees also considered the Investment Adviser's willingness to provide information requested by the Trustees.



     The Trustees also considered the Global Real Estate Index Fund's contractual advisory fee rates (which does not include breakpoints); the Fund's projected total operating expense ratio; the Investment Adviser's voluntary expense reimbursements with respect to the Fund; and whether a consistent methodology was in place in determining the fees and expenses of the Fund. In addition, the Trustees considered the fees paid by the Fund to the Investment Adviser and its affiliates for custodial, transfer agency and co-administration services, and reviewed information as to whether the Investment Adviser was likely to pass benefits from its economies of scale to shareholders. In this regard, the Trustees considered the Investment Adviser's view that the Fund would be sharing in economies of scale through the level at which the Fund's advisory fees are set and through the Investment Adviser's voluntary expense caps for the Fund. In addition, the Trustees considered the projected assets in the Fund and the net advisory fees at those levels; the information provided by the Investment Adviser relating to the projected costs of the services to be provided by the Investment Adviser and its affiliates and the projected profits that may be realized by them; and information comparing the fee rates charged by the Investment Adviser with the fee rates charged by other, unaffiliated investment managers to their clients. All of these comparisons assisted the Trustees in evaluating the reasonableness of the investment advisory fees paid by the Fund. Information was also provided on the fee rates charged by the Investment Adviser to private accounts managed by it. In addition, the Trustees noted the Investment Adviser's voluntary undertaking to limit the Fund's total expense ratios to specified levels.

     The Trustees did not consider the investment performance of the Global Real Estate Index Fund because it had no performance history.



     After deliberation, the Trustees concluded at the May Meeting that the investment advisory fees to be paid by the Global Real Estate Index Fund were reasonable in light of the services provided by the Investment Adviser, its projected costs and profitability and the Global Real Estate Index Fund's projected asset levels, and that the Advisory Agreement should be approved.


     Northern Trust and its affiliates may act as an underwriter of various securities. Under the 1940 Act, the Funds are precluded, subject to certain exceptions, from purchasing in the primary market those securities with respect to which Northern Trust or an affiliate is serving as a principal underwriter. In the opinion of Northern Trust, this limitation will not significantly affect the ability of the Funds to pursue their respective investment objectives.


     In the Advisory Agreement, the Investment Adviser agrees that the name "Northern" may be used in connection with the Trust's business on a royalty-free basis. TNTC has reserved to itself the right to grant the non-exclusive right to use the name "Northern" to any other person. The Advisory Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name "Northern."


PORTFOLIO MANAGERS


Fund                              Portfolio Manager(s)
----                              --------------------
Global Real Estate Index Fund     Steven R. Wetter
International Equity Index Fund   Steven R. Wetter
Mid Cap Index Fund                Chad Rakvin
Small Cap Index Fund              Chad Rakvin
Stock Index Fund                  Chad Rakvin


ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS


     The table below discloses accounts within each type of category listed below for which CHAD RAKVIN was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2006.



                                           Total                      Number of Accounts
                                         Number of                       Managed with        Total Assets with
                                         Accounts     Total Assets    Advisory Fee Based       Advisory Fee
               Type of Accounts           Managed    (in Millions)      on Performance     Based on Performance
               ----------------          ---------   -------------   -------------------   --------------------
Northern Funds:                               3         $ 1,342               0                     $0
Northern Institutional Funds:                 2         $   831               0                     $0
Other Registered Investment Companies:       13         $11,155               0                     $0
Other Pooled Investment Vehicles:             0         $     0               0                     $0
Other Accounts:                               0         $     0               0                     $0

     The table below discloses accounts within each type of category listed below for which STEVEN R. WETTER was jointly and primarily responsible for day-to-day portfolio management as of March 31, 2006.






                                           Total                     Number of Accounts
                                         Number of                      Managed with        Total Assets with
                                          Accounts    Total Assets   Advisory Fee Based       Advisory Fee
           Type of Accounts               Managed    (in Millions)     on Performance     Based on Performance
           ----------------              ---------   -------------   ------------------   --------------------
Northern Funds:                               1         $ 1,133               0                    $0
Northern Institutional Funds:                 1         $   109               0                    $0
Other Registered Investment Companies:        2         $   510               0                    $0
Other Pooled Investment Vehicles:             9         $ 5,501               0                    $0
Other Accounts:                              15         $37,807               0                    $0






MATERIAL CONFLICTS OF INTEREST. The Investment Adviser's portfolio managers are often responsible for managing one or more of the Funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with the Investment Adviser than a Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts and for other reasons that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts and for other reasons. The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Trust have adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies.


PORTFOLIO MANAGER COMPENSATION STRUCTURE


     As of March 31, 2006, the compensation for the portfolio managers of the Global Real Estate Index, International Equity Index, Mid Cap Index, Small Cap Index, and Stock Index Funds is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on the overall financial performance of The Northern Trust Company, the overall performance of the investment management business unit plus a quantitative and qualitative evaluation of each portfolio manager's investment performance and contribution to his or her respective team. The annual incentive award is not based on performance of the Funds or the amount of assets held in the Funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.


DISCLOSURE OF SECURITIES OWNERSHIP


For the most recently completed fiscal year ended March 31, 2006, the table below provides beneficial ownership of shares of the portfolio managers of the Funds. Please note that the table provides a dollar range of each portfolio manager's holdings in each Portfolio ($1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000).

                                                         Dollar ($) Range of Shares
                                                            Beneficially Owned by
Shares Beneficially                                     Portfolio Manager Because of
       Owned                                            Direct or Indirect Pecuniary
         by                                                       Interest
-------------------                                     ----------------------------
Chad Rakvin                 Small Cap Index Fund                      $0
Chad Rakvin                   Stock Index Fund                        $0
Chad Rakvin                  Mid Cap Index Fund                       $0
Steven R. Wetter *     Global Real Estate Index Fund                  $0
Steven R. Wetter      International Equity Index Fund                 $0


PROXY VOTING

     The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to Northern Trust in its capacity as Investment Adviser. Northern Trust has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which Northern Trust has voting discretion, including the Funds. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Funds.

     Normally, Northern Trust exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to classify the board of directors, to eliminate cumulative voting, to limit management's ability to alter the size of the board, to require shareholder ratification of poison pills, to require a supermajority shareholder vote for charter or by-law amendments and mergers or other significant business combinations, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares, to create or abolish preemptive rights, to approve executive and director compensation plans, to limit executive and director pay, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, assets sales or liquidations.

     A Proxy Committee comprised of senior Northern Trust investment and compliance officers has the responsibility for the content, interpretation and application of the Proxy Guidelines. In addition, Northern Trust has retained an independent third party (the "Service Firm") to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. The Proxy Committee may apply these Proxy Guidelines with a measure of flexibility. Accordingly, except as otherwise provided in the Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interests of a Fund. In exercising its discretion, the Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company's record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances also may justify casting different votes for different clients with respect to the same proxy vote.

     Northern Trust occasionally may be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, Northern Trust may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, Northern Trust also may have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. Northern Trust also may be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which Northern Trust has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund. Northern Trust seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and

----------

* Information is as of July 26, 2006, the date that the Global Real Estate Index Fund commenced operations.

the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility of determining whether a proxy vote involves a potential conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including the following: voting in accordance with the vote recommendation of the Service Firm; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by voting pursuant to a "mirror voting" arrangement under which shares are voted in the same manner and proportion as shares over which Northern Trust does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

     Northern Trust may choose not to vote proxies in certain situations or for a Fund. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

     A description of Northern Funds' Proxy Voting Policies and Procedures is available upon request and without charge by visiting Northern Funds' Web site at northernfunds.com or the SEC's Web site at sec.gov or by calling 800/595-9111.


     Information regarding how the Funds voted proxies, if any, relating to portfolio securities for the most recent 12-month period ended June 30 will be available, without charge, upon request, by contacting the Adviser or by visiting the SEC's Web site.


CO-ADMINISTRATORS AND DISTRIBUTOR


     NTI and PFPC (the "Co-Admintrators"), 99 High Street, Boston, Massachusetts 02110, act as co-administrators for the Funds under a Co-Administration Agreement with the Trust. Subject to the general supervision of the Trust's Board of Trustees, the Co-Administrators provide supervision of all aspects of the Trust's non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (i) maintaining office facilities and furnishing corporate officers for the Trust;
(ii) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (iii) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust's bills, preparing monthly reconciliation of the Trust's expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing; (iv) preparing and submitting reports to the Trust's shareholders and the SEC; (v) preparing and printing financial statements; (vi) preparing monthly Fund profile reports; (vii) preparing and filing the Trust's federal and state tax returns (other than those required to be filed by the Trust's Custodian and Transfer Agent) and providing shareholder tax information to the Trust's Transfer Agent; (viii) assisting in marketing strategy and product development; (ix) performing oversight/management responsibilities, such as the supervision and coordination of certain of the Trust's service providers; (x) effecting and maintaining, as the case may be, the registration of shares of the Trust for sale under the securities laws of various jurisdictions; (xi) assisting in maintaining corporate records and good standing status of the Trust in its state of organization; and (xii) monitoring the Trust's arrangements with respect to services provided by Service Organizations to their customers who are the beneficial owners of shares.


     Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from each Fund, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of each Fund. The Co-Administrators also are entitled to additional fees for special legal services.

     For the fiscal years indicated below, the Co-Administrators received fees under the Co-Administration Agreement with the Trust in the amount of:

                                   Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
                                     March 31, 2006      March 31, 2005      March 31, 2004
                                   -----------------   -----------------   -----------------
Global Real Estate Index Fund(1)              N/A                N/A                 N/A
International Equity Index Fund        $1,050,026           $  8,970                 N/A
Mid Cap Index Fund                     $  320,461           $  3,447                 N/A
Small Cap Index Fund                   $  619,800           $521,863            $412,093
Stock Index Fund                       $  665,326           $570,364            $560,856



     Unless sooner terminated, the Co-Administration Agreement will continue in effect until March 31, 2007, and thereafter for successive one-year terms with respect to each Fund, provided that the Agreement is approved annually (i) by the Board of Trustees or (ii) by the vote of a majority of the outstanding shares of such Fund (as defined below under "Description of Shares"), provided that in either event the continuance also is approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time without penalty by the Trust on at least 60 days' written notice to the Co-Administrators. Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time without penalty after at least 60 days' written notice to the Trust and the other Co-Administrator. The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that the Trust will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality.



     The Trust also has entered into a Distribution Agreement under which Northern Funds Distributors, LLC ("NFD"), with principal offices at 760 Moore Road, King of Prussia, Pennsylvania 19406, as agent, sells shares of each Fund on a continuous basis. NFD pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by the Trust to NFD for such distribution services. NFD is a wholly-owned subsidiary of PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors, based in King of Prussia, Pennsylvania, is a wholly-owned subsidiary of PFPC, a Co-Administrator for the Trust. The Distribution Agreement provides that the Trust will indemnify NFD against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Trust by NFD, or those resulting from the willful misfeasance, bad faith or negligence of NFD, or NFD's breach of confidentiality.


     Under a Service Mark License Agreement (the "License Agreement") with NFD, Northern Trust Corporation agrees that the name "Northern Funds" may be used in connection with the Trust's business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Funds" to any other person. The License Agreement provides that at such time as the Agreement is no longer in effect, NFD will cease using the name "Northern Funds."

SERVICE ORGANIZATIONS


     As stated in the Funds' Prospectus, the Funds may enter into agreements from time to time with Service Organizations providing for support and/or distribution services to customers of the Service Organizations who are the beneficial owners of Fund shares. Under the agreements, the Funds may pay Service Organizations up to 0.25% (on an annualized basis) of the average daily NAV of the shares beneficially owned by their customers. Support services provided by Service Organizations under their agreements may include: (i) processing dividend and distribution payments from the Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for subaccounting; (vi) forwarding shareholder communications; (vii) assisting in


----------

(1)  The Fund commenced operations on July 26, 2006.

processing share purchase, exchange and redemption requests from customers;
(viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Funds. In addition, Service Organizations may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Fund shares.

     The Funds' arrangements with Service Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan), which have been adopted by the Board of Trustees, and which are substantially similar except that the Distribution and Service plan contemplates the provision of distribution services. Because the Distribution and Service Plan contemplates the provision of services related to the distribution of Fund shares (in addition to support services), that Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended in connection with the Funds' arrangements with Service Organizations and the purposes for which the expenditures were made. In addition, the Funds' arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Funds as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

     The Board of Trustees believes that there is a reasonable likelihood that their arrangements with Service Organizations will benefit each Fund and its shareholders. Any material amendment to the arrangements with Service Organizations under the agreements must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to the Fund must be approved by the holders of a majority of the outstanding shares of the Fund. So long as the Distribution and Service Plan is in effect, the selection and nomination of the members of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will be committed to the discretion of such disinterested Trustees.

     For the fiscal years indicated below, the following Funds paid fees under the Service Plan.


                                   Fiscal Year Ended   Fiscal Year Ended   Fiscal Year Ended
                                     March 31, 2006      March 31, 2005      March 31, 2004
                                   -----------------   -----------------   -----------------
Global Real Estate Index Fund(1)           N/A                 N/A                  N/A
International Equity Index Fund         $    0                $  0                  N/A
Mid Cap Index Fund                      $    0                $  0                  N/A
Small Cap Index Fund                    $5,711                $130               $1,219
Stock Index Fund                        $8,332                $  0               $8,981


COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Drinker Biddle & Reath LLP, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Trust.


     Deloitte & Touche LLP, an independent registered public accounting firm, 111 South Wacker Drive, Chicago, Illinois 60606-4301, has been appointed to serve as independent auditors of the Trust. In addition to audit services, Deloitte & Touche LLP reviews the Trust's federal and state tax returns.


IN-KIND PURCHASES AND REDEMPTIONS


     Payment for shares of a Fund may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.


----------

(1)  The Fund commenced operations on July 26, 2006.

     Although each Fund generally will redeem shares in cash, each Fund reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Fund. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's NAV per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.



REDEMPTION FEES AND REQUIREMENTS



     Shares of the Funds are sold and generally redeemed without any purchase or redemption charge imposed by the Trust. However, as described in the Prospectus, for the Global Real Estate Index and International Equity Index Funds there will be a 2% redemption fee (including redemption by exchange) on shares of the Fund exchanged within 30 days of purchase.


AUTOMATIC INVESTING PLAN

     The Automatic Investing Plan permits an investor to use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging usually should be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.

DIRECTED REINVESTMENTS

     In addition to having your income dividends and/or capital gains distributions reinvested in shares of the Fund from which such distributions are paid, you may elect the directed reinvestment option and have dividends and capital gains distributions automatically invested in another Northern Fund. Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement). Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account. Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and, therefore, you should consult your own tax adviser before commencing these transactions.

REDEMPTIONS AND EXCHANGES


     Exchange requests received on a Business Day prior to the time shares of the Funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the NAV per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing also normally will be purchased at the NAV per share next determined coincident to or after the time of redemption. Exchange requests received on a Business Day after the time shares of the Funds involved in the request are priced and will be processed on the next Business Day in the manner described above.



     The Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds' Prospectus from time to time. The Trust reserves the right on 30 days' written notice, to redeem the shares held in any account if at the time of redemption, the NAV of the remaining shares in the account falls below $1,000. Such involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund's NAV. The Trust also may involuntarily redeem shares held by any shareholder who provides incorrect or incomplete account information or when such redemptions are necessary to avoid adverse consequences to the Fund and its shareholders or the Transfer Agent.

RETIREMENT PLANS

     Shares of the Funds may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from Northern Trust. To invest through any of the tax-sheltered retirement plans, please call Northern Trust for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

EXPENSES

     Except as set forth above and in this Additional Statement, each Fund is responsible for the payment of its expenses. These expenses include, without limitation, the fees and expenses payable to the Investment Adviser, Co-Administrators, Transfer Agent and Custodian; brokerage fees and commissions, fees for the registration or qualification of Fund shares under federal or state securities laws; expenses of the organization of the Trust; taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust for violation of any law; legal, tax and auditing fees and expenses; expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and distributing of the same to the Funds' shareholders and regulatory authorities; compensation and expenses of its Trustees; payments to Service Organizations; fees of industry organizations such as the Investment Company Institute; and miscellaneous and extraordinary expenses incurred by the Trust.


     NTI as the Funds' Investment Adviser intends to voluntarily reimburse a portion of the Funds' expenses and/or reimburse all or portions of its advisory fees from the Funds during the current fiscal year. The result of these voluntary reimbursements, which may be modified or terminated at any time at its option, will be to increase the performance of the Funds during the periods for which the reimbursements are made.

                            PERFORMANCE INFORMATION


     You may call 800/595-9111 to obtain performance information or visit northernfunds.com.



     Performance reflects voluntary fee waivers and expense reimbursements, as previously discussed in this Additional Statement. If such voluntary fee waivers and expense reimbursements were not in place, a Fund's performance would have been reduced.



     The performance information in this section includes the reinvestment of dividends and distributions. Any fees imposed by Northern Trust or other Service Organizations or their customers in connection with investments in the Funds are not reflected in the Trust's calculations of performance for the Funds



     The Funds calculate their total returns for each class of shares separately on an "average annual total return" basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares also may be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Fund with respect to a class during the period are reinvested in the shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been more or less than the average for the entire period. The Funds also may advertise from time to time the total return of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.


     Each Fund that advertises an "average annual total return" for a class of shares computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                P (1+T)(n) = ERV

     Where: P   = hypothetical initial payment of $1,000;
            T   = average annual total return;
            n   = period covered by the computation, expressed in terms of years; and

            ERV = ending redeemable value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10- year (or other) periods at the end of the 1-, 5- or 10-year periods (or fractional portion).



     Average annual total return (before taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at NAV on the reinvestment dates during the period.



     The Funds that advertise an "average annual total return-after taxes on distributions" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending redeemable value after taxes on distributions but not after taxes on redemption according to the following formula:


                              P (1+T)(n) = ATV(D)

     Where: P      = a hypothetical initial payment of $1,000
            T      = average annual total return (after taxes on distributions)
            n      = number of years
            ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the

                     1-, 5- or 10-year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.


     Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, also is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).



     The Funds that advertises an "average annual total return-after taxes on distributions and redemption" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions and redemption during specified periods that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemption according to the following formula:


                              P (1+T)(n) = ATV(DR)

     Where: P       = a hypothetical initial payment of $1,000
            T       = average annual total return (after taxes on distributions and redemption)
            n       = number of years
            ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on distributions and redemption.


     Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from the redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

     Each Fund that advertises an "aggregate total return" for a class of shares computes such a return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                T = [(ERV/P)] - 1

     The calculations that follow are made assuming that (i) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, and (ii) all recurring fees charged to all shareholder accounts are included. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

                        For Periods Ended March 31, 2006



                                  Average Annual Total Returns             Aggregate Total Returns
                              ------------------------------------  ------------------------------------
                                                           Since                                 Since
                              1 Year  5 Years  10 Years  Inception  1 Year  5 Years  10 Years  Inception
                              ------  -------  --------  ---------  ------  -------  --------  ---------
Global Real Estate
   Index Fund
(07/26/2006 Inception)
   With fee waivers and
      expense reimbursements      --      --      --          --        --      --      --           --

   without fee waivers and
      expense reimbursements      --      --      --          --        --      --      --           --

International Equity
   Index Fund
(03/22/2005 Inception)
   with fee waivers and
      expense reimbursements   23.91      --      --       20.99     23.91      --      --        21.56

   without fee waivers and
      expense reimbursements   23.74      --      --       20.65     23.74      --      --        21.22

Mid Cap Index Fund
(03/22/2005 Inception)
   with fee waivers and
      expense reimbursements   21.23      --      --       20.08     21.23      --      --        20.62

   without fee waivers and
      expense reimbursements   20.93      --      --       19.45     20.93      --      --        19.99

Small Cap Index Fund
(09/03/1999 Inception)
   with fee waivers and
      expense reimbursements   25.51   11.83      --        9.63     25.51   74.92      --        83.07

   without fee waivers and
      expense reimbursements   25.35   11.44      --        9.17     25.35   72.95      --        80.05

Stock Index Fund
(10/07/1996 Inception)
   with fee waivers and
      expense reimbursements   11.46    3.45      --        7.78     11.46   18.48      --       103.38

   without fee waivers and
      expense reimbursements   11.21    3.16      --        7.26     11.21   17.02      --        98.43

                                                                     Average Annual Total Returns-After
                               Average Annual Total Returns-After        Taxes on Distributions and
                                     Taxes on Distributions                      Redemptions
                              ------------------------------------  ------------------------------------
                                                           Since                                 Since
                              1 Year  5 Years  10 Years  Inception  1 Year  5 Years  10 Years  Inception
                              ------  -------  --------  ---------  ------  -------  --------  ---------
Global Real Estate
   Index Fund
(07/26/2006 Inception)
   With fee waivers and
      expense reimbursements      --      --      --          --        --      --      --          --

   without fee waivers and
      expense reimbursements      --      --      --          --        --      --      --          --

International Equity
   Index Fund
(03/22/2005 Inception)
   with fee waivers and
      expense reimbursements   23.64      --      --       20.73     15.66      --      --       17.73

   without fee waivers and
      expense reimbursements   23.47      --      --       20.39     15.49      --      --       17.39

Mid Cap Index Fund
(03/22/2005 Inception)
   with fee waivers and
      expense reimbursements   20.94      --      --       19.80     13.92      --      --       16.95

   without fee waivers and
      expense reimbursements   20.64      --      --       19.17     13.62      --      --       16.32

Small Cap Index Fund
(09/03/1999 Inception)
   with fee waivers and
      expense reimbursements   25.02   11.60      --        7.98     16.76   10.22      --        7.40

   without fee waivers and
      expense reimbursements   24.86   11.21      --        7.52     16.60    9.83      --        6.94

Stock Index Fund
(10/07/1996 Inception)
   with fee waivers and
      expense reimbursements   11.11    3.14      --        7.02      7.70    2.82      --        6.45

   without fee waivers and
      expense reimbursements   10.86    2.85      --        6.50      7.45    2.53      --        5.93

GENERAL INFORMATION


     Each Fund's performance will fluctuate, unlike bank deposits or other investments that pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing NAV and determining performance.



     The performance of each Fund may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Inc. or to the S&P 500 Index, the S&P MidCap 400 Index, the Russell 2000 Index or Russell 1000(R) Index, the Consumer Price Index or the Dow Jones Industrial Average. Performance of the Global Real Estate Index Fund may be compared to the FTSE EPRA/NAREIT Index. Performance of the International Equity Index Fund may be compared to the MSCI EAFE Index. Performance of the Mid Cap Index Fund may be compared to the S&P Mid Cap 400 Index. Performance of the Small Cap Index Fund may be compared to the Russell 2000 Index. Performance of the Stock Index Fund may be compared to the S&P 500 Index. Performance data as reported in national financial publications such as Money, Forbes, Barron's, the Wall Street Journal and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a Fund. From time to time, the Funds also may quote the mutual fund ratings of Morningstar, Inc. and other services in their advertising materials.


     Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons also may include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds also may compare performance to that of other compilations or indices that may be developed and made available in the future.

     The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

     The Funds may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of Northern Trust as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Funds also may include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Fund. Also, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

     Materials may include lists of representative clients of Northern Trust. Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials also may include discussions of other Funds, investment products, and services.

     The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data.

     The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

     A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

     Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.

                                 NET ASSET VALUE



     Securities are valued at fair value. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are valued at the regular trading session closing price on the exchange or system in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities that are not reported in the NASDAQ National Market System also generally are valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers generally are based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Shares of open-end investment companies are valued at NAV. Spot and forward currency exchange contracts generally are valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided bid prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the Investment Adviser has determined, pursuant to Board authorization, approximates fair value. Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Trustees. Circumstances in which securities may be fair valued include periods when trading in a security is limited, corporate actions and announcements take place, or regulatory news is released such as governmental approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund's NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuation in general market indicators, government actions or natural disasters. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.



     The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at a NAV other than the Fund's official closing NAV. For instance, if a pricing error is discovered that impacts the Fund's NAV, the corrected NAV would be the "official closing NAV" and the erroneous NAV would be "a NAV other than the Fund's official closing NAV." Those transactions that were processed using the erroneous NAV may then be reprocessed using the "official closing NAV." The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.



     The Investment Adviser is not required to calculate the NAV of a Fund on days during which no shares are tendered to a Fund for redemption and no orders to purchase or sell shares are received by a Fund, or on days on which there is an insufficient degree of trading in the Fund's portfolio securities for changes in the value of such securities to affect materially the NAV per share.


                                      TAXES


     The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.



     The discussions of the federal tax consequences in the Prospectus and this Additional Statement are based on the Code and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.


FEDERAL - GENERAL INFORMATION


     Each Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.


     In addition to satisfaction of the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies or not income derived from an interest in a qualified publicly traded partnership. Also, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a the Fund does not hold more than 10% of the outstanding voting securities (including equity securities of a qualified publicly traded partnership) of such issuer), and no more than 25% of the value of the Fund's total assets may be invested (i) in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), (ii) in the securities of two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses or (iii) in the securities of one or more qualified publicly traded partnerships. Each Fund intends to comply with these requirements.


     If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, the shareholders would recognize dividend income on distributions to the extent of such Fund's current and accumulated earnings and profits and corporate shareholders may be eligible for the dividends received deduction.

     The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

     For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.


     As of March 31, 2006, the following Fund had capital loss carry forwards approximating the amount indicated for federal tax purposes:



                 Expiring         Expiring         Expiring        Expiring         Expiring         Expiring
              March 31, 2008   March 31, 2009   March 31, 2010   March 31, 2011   March 31, 2012   March 31, 2013
Fund               (000s)          (000s)           (000s)          (000s)           (000s)            (000s)
----          --------------   --------------   --------------   --------------   --------------   --------------
Stock Index         --               --              $2,242          $10,234          $4,423              $46



TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS, PFICS AND REITS


     The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

     In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.


     Certain distributions of the Global Real Estate Index Fund attributable to interests in real estate mortgage investment conduits held by mortgage REITs in which the Fund invests (so-called, "excess inclusions" with respect to

"residual interests," as defined in section 860E(a)(4) of the Code) may constitute unrelated business taxable income in the hands of otherwise tax-exempt shareholders of the Fund.



STATE AND LOCAL TAXES



Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.


FOREIGN INVESTORS


     Distributions by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") in respect of proceeds from, or gain on, the redemption of shares or in respect of long-term capital gain dividends generally will not be subject to U.S. withholding tax unless, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. In addition, Fund distributions to foreign shareholders attributable to U.S.-source "portfolio interest" or short-term capital gains attributable to a Fund's taxable years beginning after December 31, 2004 and before January 1, 2008, will generally not be subject to withholding tax, unless, with respect to short-term capital gains, the shareholder is a nonresident alien individual who is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Notwithstanding the preceding exceptions, distributions from the Global Real Estate Index Fund attributable to certain long-term or short-term gains recognized by the Fund, or by REITs in which the Fund invests, may be subject to withholding tax. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of investing in a Fund.


                              DESCRIPTION OF SHARES


     The Trust Agreement permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may hereafter create series in addition to the Trust's thirty-six existing series, which represent interests in the Trust's thirty-six respective portfolios.



     Under the terms of the Trust Agreement, each share of each Fund has a par value of $0.0001, which represents a proportionate interest in the particular Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "About Your Account" in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Fund are redeemable at the unilateral option of the Trust. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Funds are not issued.


     The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the portfolios of Northern Funds normally are allocated in proportion to the NAV of the respective Funds except where allocations of direct expenses can otherwise be fairly made.


     Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Each Fund entitled to vote on a matter will vote in the aggregate and not by Fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular Fund.

     Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.


     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of NAV represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meeting. To the extent required by law, the Trust will assist in shareholder communications in connection with a meeting called by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Trust Agreement and such other matters as the Trustees may determine or may be required by law.


     The Trust Agreement authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a "master-feeder" structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

     The Trust Agreement also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

     The Trust Agreement permits the Trustees to amend the Trust Agreement without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Trust Agreement; or (iv) that the Trustees determine to submit to shareholders.

     The Trust Agreement permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the

Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     Under the Delaware Statutory Trust Act (the "Delaware Act"), shareholders are not personally liable for obligations of the Trust. The Delaware Act entitles shareholders of the Trust to the same limitation of liability as is available to shareholders of private for-profit corporations. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the shareholders to liability. To offset this risk, the Trust Agreement: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

     The Trust Agreement provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Trust Agreement protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trust Agreement provides for indemnification of Trustees, officers and agents of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

     The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

     In addition to the requirements of Delaware law, the Trust Agreement provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust Agreement also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.


     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees:
(i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class.



     As authorized by the Trust Agreement, the Board of Trustees has appointed a Series Board (the "Multi-Manager Series Board") to oversee the Multi-Manager Funds and all future Multi-Manager Funds established by the Multi-Manager Series Board. The Multi-Manager Series Board has all of the rights, protections, indemnities, immunities, duties, powers, authorities and responsibilities of Trustees under the Trust Agreement with respect to, but only with respect to the Multi-Manager Series, including the power to appoint additional or successor Multi-Manager Series Trustees and to create additional Multi-Manager Funds. The foregoing discussion with respect to the rights and duties of, and authorities vested in, the Trustees is qualified in its entirety by the foregoing sentence. Any of the Multi-Manager Series Trustees may serve as Trustees of the Trust or any other series of the Trust.


     The term "majority of the outstanding shares" of either Northern Funds or a particular Fund or investment portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of Northern Funds or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of Northern Funds or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of Northern Funds or such Fund or portfolio.


     As of July 1, 2006, TNTC and its affiliates held of record substantially all of the outstanding shares of the Funds as agent, custodian, trustee or investment adviser on behalf of their customers. As of July 3, 2006, the names and share ownership of the entities or individuals which held of record or beneficially more than 5% of the outstanding shares of any Fund were as follows:



                                    NUMBER OF SHARES   % OF FUND
                                    ----------------   ---------
STOCK INDEX FUND
   National Financial Services LL     2,066,603.81        6.5%



     As of July 1, 2006, TNTC and its affiliates possessed sole or shared voting or investment power for their customer accounts with respect to more than 50% of the outstanding shares of Northern Funds in the aggregate. As of the same date, the Trust's Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each Fund.


                              FINANCIAL STATEMENTS


     The audited financial statements, contained in the annual reports to the Funds' shareholders for the fiscal year ended March 31, 2006 (the "Annual Report") are hereby incorporated by reference herein. No other parts of the Annual Reports, including without limitation, "Management's Discussion of Fund Performance," are incorporated by reference herein. Copies of the Funds' Semiannual Reports and Annual Reports may be obtained upon request and without charge, from the Transfer Agent by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 800/595-9111 (toll-free).


                                OTHER INFORMATION


     The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Trust's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.



     Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

     A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

     "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


     "A-2" - The obligor's capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the highest rating category.



     "A-3" - Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



     "B" - An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Ratings of "B1", "B-2" and "B-3" may be assigned to indicate finer distinction within the "B" category.


     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.


     "D" - Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.



     Moody's Investors Service ("Moody's") short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.



     Moody's employs the following designations to indicate the relative repayment ability of rated issuers:


     "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

     "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


     Fitch Ratings, Inc. ("Fitch") short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:


     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.


     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.


     "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.



     "NR" - This designation indicates that Fitch does not rate the issuer or issue in question.



     "Withdrawn" - A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.


     The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:


     "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.


     "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits by only a small degree. Given the extremely tough definition

DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.



     "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.



     "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.


     "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.


     "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be of only adequate credit quality, one step up from being speculative. While not yet defined as speculative, the "R-2 (low)" category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.



     "R-3 (high)," "R-3 (middle)," "R-3 (low)" - Short-term debt rated "R-3" is speculative, and within the three sub-set grades, the capacity for timely repayment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.



     "D" - A security rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.


LONG-TERM CREDIT RATINGS

     The following summarizes the ratings used by Standard & Poor's for long-term issues:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments or the obligation.


     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


     "BB" - An obligation rated "BB" is less vulnerable in the near term to nonpayment than other lower-rated issues. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


     "CCC" - An obligation rated "CCC" is currently vulnerable, and is dependent upon favorable business, financial and economic conditions to meet its financial commitments on the obligation.


     In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


     "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.



     "C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.



     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



     Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.



     "N.R." - Not rated.


     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     The following summarizes the ratings used by Moody's for long-term debt:

     "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

     "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

     "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

     "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

     "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

     "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

     "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.


     Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


     The following summarizes long-term ratings used by Fitch:


     "AAA" - Securities considered to be of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.



     "AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.



     "A" - Securities considered to be of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.



     "BBB" - Securities considered to be of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.


     "BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.


     "RD" - Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

     "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.


     Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".


     "NR" indicates that Fitch does not rate the issuer or issue in question.


     The following summarizes the ratings used by DBRS for long-term debt:

     "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.


     "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.



     "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.


     "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

     "BB" - Long-term debt rated "BB" is defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

     "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

     "CCC", CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often has characteristics which, if not remedied, may lead to default. In practice, there is little difference between these categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.


     "D" - A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

     ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

MUNICIPAL NOTE RATINGS


     A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:



     - Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and



     - Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.



     Note rating symbols are as follows:


     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

     "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

     In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

     When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

     VMIG rating expirations are a function of each issue's specific structural or credit features.

     "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS


A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including rating on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.


Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.


Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.


DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B


     As stated in the Prospectus, the Funds may enter into certain futures transactions. Some of these transactions are described in this Appendix. The Funds may also enter into futures transactions or other securities and instruments that are available in the markets from time to time.



I. INTEREST RATE FUTURES CONTRACTS



     Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, at or shortly after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.



     The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, by using futures contracts.



     Interest rate future contracts can also be used by the Funds for non-hedging (speculative) purposes to increase total return.


     Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.


     Although interest rate futures contracts by their terms may call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.


     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a derivatives transaction execution facility ("DTEF"). Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

     A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II. INDEX AND SECURITY FUTURES CONTRACTS


     A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indices, such as the S&P 100(R) or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indices (as defined in the Commodity Futures Modernization Act of 2000) (together "security futures;" broader-based index futures are referred to as "index futures"). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC. To the extent consistent with its investment objective, a Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).



     The Funds may sell index futures and security futures contracts in order to offset a decrease in market value of their portfolio securities that might otherwise result from a market decline. The Funds may do so either to hedge the value of their portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Funds will purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.



     In addition, the Funds may utilize index futures and security futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Funds expect to narrow the range of industry groups represented in their holdings they may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Funds may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their portfolios will decline prior to the time of sale.


     Index futures and security futures contracts may also be used by a Fund for non-hedging (speculative) purposes to increase total return.

III. FUTURES CONTRACTS ON FOREIGN CURRENCIES

     A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.


     The Funds may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.


IV. MARGIN PAYMENTS


     Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Funds will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Funds upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Investment Advisers or Sub-Advisers may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.


V. RISKS OF TRANSACTIONS IN FUTURES CONTRACTS


     There are several risks in connection with the use of futures by the Funds, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Advisers or Sub-Advisers. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Advisers or Sub-Advisers. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.


     When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Advisers may still not result in a successful hedging transaction over a short time frame.



     In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.


     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


     Successful use of futures by Funds is also subject to the Investment Advisers' and Sub-Advisers' ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.



     Futures purchased or sold by a Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the National Futures Association and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange), nor the protective measures provided by the Securities and Exchange Commission's rules relating to security futures. In particular, the investments of the Funds in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on United States futures trading facilities. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.


VI. OPTIONS ON FUTURES CONTRACTS


     The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which a Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.


     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See "Risks of Transactions in Futures Contracts" above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. OTHER MATTERS


     The Funds intend to comply with the regulations of the CFTC exempting it from registration as a "Commodity Pool Operator." The Funds are operated by persons who have claimed an exclusion from the definition of the term "Commodity Pool Operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulations as a pool operator under such Act. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

The following exhibits are incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A (the "Registration Statement") (Accession No. 0000893220-96-000957), Post-Effective Amendment No. 11 to such Registration Statement (Accession No. 0000893220-96-001248), Post-Effective Amendment No. 12 to such Registration Statement (Accession No. 0000893220-96-001771), Post-Effective Amendment No. 16 to such Registration Statement (Accession No. 0000893220-97-001320), Post-Effective Amendment No. 19 to such Registration Statement (Accession No. 0000893220-98-000578), Post-Effective Amendment No. 22 to such Registration Statement (Accession No. 0000893220-99-000673), Post-Effective Amendment No. 27 to such Registration Statement (Accession No. 0000893220-99-001176), Post-Effective Amendment No. 28 to such Registration Statement (Accession No. 0000948221-99-000405), Post-Effective Amendment No. 30/31 to such Registration Statement (Accession Nos. 0000927405-00-000135 and 0000927405-00-000136),
Post-Effective Amendment No. 34 to such Registration Statement (Accession No. 0000948221-00-000340), Post-Effective Amendment No. 35 to such Registration Statement (Accession No. 0000912057-01-007427), Post-Effective Amendment No. 36 to such Registration Statement (Accession No. 0000912057-01-517742), Post-Effective Amendment No. 37 to such Registration Statement (Accession No. 0000912057-01-525747), Post-Effective Amendment No. 38 to such Registration Statement (Accession No. 0000912057-02-022419), Post-Effective Amendment No. 39 to such Registration Statement (Accession No. 0001047469-03-025437), Post-Effective Amendment No. 40 to such Registration Statement (Accession No. 0000950137-04-005850), Post-Effective Amendment No. 41 to such Registration Statement (Accession No. 0000950137-04-010606), Post-Effective Amendment No. 42 to such Registration Statement (Accession No. 0000950137-05-006454), Post-Effective Amendment No. 43 to such Registration Statement (Accession No. 0000950137-05-009176), Post-Effective Amendment No. 44 to such Registration Statement (Accession No. 0000950137-05-011529), Post-Effective Amendment No. 45 to such Registration Statement (Accession No. 0000950137-05-015036), Post-Effective Amendment No. 46 to such Registration Statement (Accession No. 0000950137-06-003828), Post-Effective Amendment No. 47 to such Registration Statement (Accession No. 0000950137-06-004561), Post-Effective Amendment No. 48 to such Registration Statement (Accession No. 0000950137-06-006657) and Post-Effective Amendment No. 49 to such Registration Statement (Accession No. 0000950137-06-007089).

      (a)   (1)   Agreement and Declaration of Trust dated February 7, 2000
                  filed as Exhibit (a)(19) to Post-Effective Amendment No. 30/31 to Registrant's Registration Statement on Form N-1A, filed on
                  May 15, 2000 (Accession Nos. 0000927405-00-000135 and
                  0000927405-00-000136) ("PEA No. 30/31").

            (2) Amendment No. 1 to the Agreement and Declaration of Trust dated February 8, 2000 filed as Exhibit (a)(2) to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A, filed on July 31, 2000 (Accession No. 0000948221-00-000340) ("PEA No. 34").

            (3) Amendment No. 2 to the Agreement and Declaration of Trust dated May 2, 2000 filed as Exhibit (a)(3) to PEA No. 34.

            (4) Amendment No. 3 to the Agreement and Declaration of Trust dated September 25, 2000 filed as Exhibit (a)(1) to Post Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (Accession No. 0000912057-01-007427) ("PEA No. 35").

            (5) Amendment No. 4 to the Agreement and Declaration of Trust dated February 2, 2001 filed as Exhibit (a)(2) to PEA No. 35.

            (6) Amendment No. 5 to the Agreement and Declaration of Trust dated July 29, 2003 filed as Exhibit (a)(6) to Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A, filed on July 29, 2003 (Accession No. 0001047469-03-025437) ("PEA No. 39").

            (7) Amendment No. 6 to the Agreement and Declaration of Trust dated October 26, 2004 filed as Exhibit (a)(7) to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A, filed on December 1, 2004 (Accession No. 0000950137-04-010606)("PEA No. 41").

            (8) Amendment No. 7 to the Agreement and Declaration of Trust dated February 11, 2005 filed as Exhibit (a)(8) to Post-Effective Amendment No. 42 to the Registrant's Registration Statement on Form N-1A, filed on May 25, 2005 (Accession No. 0000950137-05-006454) ("PEA No. 42").

            (9) Amendment No. 8 to the Agreement and Declaration of Trust dated May 7, 2005 filed as Exhibit (a)(9) to PEA No. 42.

            (10) Amendment No. 9 to the Agreement and Declaration of Trust dated November 4, 2005 filed as Exhibit (a)(10) to PEA No. 45 ("PEA No. 45").

            (11) Amendment No. 10 to the Agreement and Declaration of Trust dated February 16, 2006 is filed as Exhibit (a)(11) to Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A, filed on March 27, 2006 (Accession No. 0000950137-06-003828) ("PEA No. 46").


            (12) Amendment No. 11 to the Agreement and Declaration of Trust dated May 5, 2006 filed as Exhibit (a)(12) to Post-Effective Amendment No. 49 to the Registrant's Registration Statement on Form N-1A, filed on June 22, 2006 (Accession No. 0000950137-06-007089)("PEA No.
                  49").


            (13) Amendment No. 12 to the Agreement and Declaration of Trust dated May 4, 2006 filed as Exhibit (a)(13) to PEA No. 49.



            (14) Amendment No. 13 to the Agreement and Declaration of Trust dated May 5, 2006 filed as Exhibit (a)(14) to PEA No. 49.


            (15) Amendment No. 14 to the Agreement and Declaration of Trust dated June 20, 2006 is filed herewith.

      (b)   (1)   Amended and Restated By-Laws adopted August 2, 2000 filed as
                  Exhibit (b)(1) to Post Effective Amendment No. 38 to
                  Registrant's Registration Statement on Form N-1A, filed on May
                  30, 2002 (Accession No. 0000912057-02-022419) ("PEA No. 38").

            (2) Amendment No. 1 to the Amended and Restated By-Laws adopted March 31, 2003 filed as Exhibit (b)(2) to Post Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A, filed on July 29, 2003 (Accession No. 0001047469-03-025437) ("PEA No. 39").

            (3) Amendment No. 2 to the Amended and Restated By-Laws adopted July 29, 2003 filed as Exhibit (b)(3) to PEA No. 39.

            (4) Amendment No. 3 to the Amended and Restated By-Laws adopted April 27, 2004 filed as Exhibit (b)(4) to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A, filed on July 26, 2004 (Accession No. 0000950137-04-005850) ("PEA No. 40").

            (5) Amendment No. 4 to the Amended and Restated By-Laws adopted July 27, 2004 filed as Exhibit (b)(5) to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A, filed December 1, 2004 (Accession No. 0000950137-04-010606) ("PEA No. 41").

            (6) Amendment No. 5 to the Amended and Restated By-Laws adopted June 20, 2006 is filed herewith.

      (c) Articles IV, V, VI, VII and IX of the Agreement and Declaration of Trust dated February 7, 2000 filed as Exhibit
                  (a)(19) to PEA No. 30/31.

      (d)   (1)   Investment Advisory and Ancillary Services Agreement between
                  Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(1) to PEA No. 35.

            (2) Addendum No. 1 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(2) to PEA No. 35.

            (3) Addendum No. 2 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(3) to PEA No. 35.

            (4) Addendum No. 3 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(4) to PEA No. 35.

            (5) Addendum No. 4 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(5) to PEA No. 35.

            (6) Addendum No. 5 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(6) to PEA No. 35.

            (7) Addendum No. 6 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(7) to PEA No. 35.

            (8) Addendum No. 7 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(8) to PEA No. 35.

            (9) Addendum No. 8 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(9) to PEA No. 35.

            (10) Addendum No. 9 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(10) to PEA No. 35.

            (11) Addendum No. 10 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(11) to PEA No. 35.

            (12) Addendum No. 11 to the Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated September 26, 2000 filed as Exhibit (d)(12) to PEA No. 35.

            (13) Investment Advisory and Ancillary Services Agreement between Registrant and The Northern Trust Company dated August 2, 2000 filed as Exhibit (d)(13) to PEA No. 35.

            (14) Assumption Agreement between The Northern Trust Investments, Inc. and The Northern Trust Company dated July 31, 2000 filed as Exhibit (d)(14) to PEA No. 35.

            (15) Addendum No. 1 to the Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, Inc. dated May 17, 2001 filed as Exhibit (d)(15) to Post Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A, filed on May 29, 2001 (Accession No. 0000912057-01-517742) ("PEA No. 36").

            (16) Addendum No. 2 to the Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, N.A. dated February 14, 2005 filed as Exhibit
                  (d)(16) to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A, filed on May 25, 2005 (Accession No. 0000950137-05-006454) ("PEA No. 42").

            (17) Addendum No. 3 to the Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, N.A. dated December 5, 2005 filed as Exhibit
                  (d)(17) to PEA No. 45.

            (18) Addendum No. 4 to the Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, N.A. dated February 17, 2006 is filed as Exhibit
                  (d)(18) to PEA No. 46.


            (19) Investment Advisory and Ancillary Services Agreement between Northern Funds, Northern Trust Global Advisors, Inc., and Northern Trust Investments, N.A. dated May 5, 2006 filed as Exhibit (d)(19) to PEA No. 49.


            (20) Addendum No. 5 to the Investment Advisory and Ancillary Services Agreement between Northern Funds and Northern Trust Investments, N.A. dated May 5, 2006 is filed herewith.

            (21) Assumption Agreement between The Northern Trust Company and Northern Trust Investments, Inc. dated January 1, 2001 filed as Exhibit (d)(16) to PEA No. 35.

            (22) Assumption Agreement by and among The Northern Trust Company, Northern Trust Investments, Inc. and Northern Trust Global Investments (Europe) Limited dated May 2, 2001 filed as Exhibit (d)(17) to Post Effective Amendment No. 37 to Registrant's Registration Statement on

                  Form N-1A, filed on July 30, 2001 (Accession No. 0000912057-01- 525747) ("PEA No. 37").

            (23) Assumption Agreement between Northern Trust Investments, Inc. and Northern Trust Global Investments (Europe) Limited, dated as of April 1, 2002 filed as Exhibit (d)(17) to PEA No. 39.

            (24) Fee Reduction Commitment dated July 31, 2002 by Northern Trust Investments, Inc. and Northern Trust Global Investments (Europe) Limited filed as Exhibit (d)(19) to PEA No. 39.

            (25) Fee Reduction Commitment dated July 31, 2002 by Northern Trust Investments, Inc. filed as Exhibit (d)(20) to PEA No. 39.

            (26) Fee Reduction Commitment dated July 31, 2004 by Northern Trust Investments, N.A. and Northern Trust Global Investments (Europe) Limited is filed as Exhibit (d)(21) to PEA No. 40.

            (27) Fee Reduction Commitment dated February 24, 2005 by Northern Trust Investments, N.A. filed as Exhibit (d)(23) to PEA No. 42.

            (28) Fee Reduction Commitment dated February 17, 2006 by Northern Trust Investments, N.A. and Northern Trust Global Investments Limited filed as Exhibit (d)(27) to PEA No. 46.

            (29) Acknowledgement of Conversion between Northern Trust Investments, N.A. and Registrant dated July 31, 2003 filed as Exhibit (d)(22) to PEA No. 40.


            (30) Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Altrinsic Global Advisors, LLC dated June 22, 2006 filed as Exhibit
                  (d)(30) to PEA No. 49.*

            (31) Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Geneva Capital Management Ltd. dated June 22, 2006 filed as Exhibit
                  (d)(31) to PEA No. 49.*

            (32) Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Goldman Sachs Asset Management, L.P. dated June 22, 2006 filed as Exhibit (d)(32) to PEA No. 49.*

            (33) Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and LSV Asset Management dated June 22, 2006 filed as Exhibit (d)(33) to PEA No. 49.*


            (34) Form of Amendment No. 1 to the Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and LSV Asset Management is filed herewith.


            (35) Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Metropolitan West Capital Management, LLC dated June 22, 2006 filed as Exhibit (d)(34) to PEA No. 49.*

            (36) Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Nicholas-Applegate Capital Management, LLC dated June 22, 2006 filed as Exhibit (d)(35) to PEA No. 49.*

            (37) Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and NorthPointe Capital, LLC dated June 22, 2006 filed as Exhibit
                  (d)(36) to PEA No. 49.*

            (38) Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Oechsle International Advisors, LLC dated June 22, 2006 filed as Exhibit (d)(37) to PEA No. 49.*

            (39) Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and TCW Investment Management Company dated June 22, 2006 filed as Exhibit (d)(38) to PEA No. 49.*

            (40) Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and Tradewinds NWQ Global Investors, LLC dated June 22, 2006 filed as Exhibit (d)(39) to PEA No. 49.*

            (41) Investment Sub-Advisory Agreement among Northern Trust Global Advisors, Inc., Northern Trust Investments, N.A. and William Blair & Company, LLC dated June 22, 2006 filed as Exhibit
                  (d)(40) to PEA No. 49.*

      (e)   (1)   Distribution Agreement between Registrant and Northern Funds
                  Distributors, LLC dated December 31, 2000 filed as Exhibit
                  (e)(2) to PEA No. 35.

            (2) Amended and Restated Schedule A to the Distribution Agreement between Northern Funds and Northern Funds Distributors, LLC dated May 17, 2001 filed as Exhibit (e)(3) to PEA No. 36.

            (3) Amended and Restated Schedule A to the Distribution Agreement between Northern Funds and Northern Funds Distributors, LLC dated February 14, 2005 filed as Exhibit (e)(3) to PEA No. 42.

            (4) Amended and Restated Schedule A to the Distribution Agreement between Northern Funds and Northern Funds Distributors, LLC dated December 5, 2005 filed as Exhibit (e)(4) to PEA No. 45.

            (5) Amended and Restated Schedule A to the Distribution Agreement between Northern Funds and Northern Funds Distributors, LLC dated February 17, 2006 filed as Exhibit (e)(5) to PEA No. 46.

            (6) Amended and Restated Schedule A to the Distribution Agreement between Northern Funds and Northern Funds Distributors, LLC dated May 5, 2006 is filed herewith.

      (f)         None.

      (g)   (1)   Custodian Agreement between Registrant and The Northern Trust
                  Company dated April 1, 1994 ("Custodian Agreement") filed as
                  Exhibit 8(a) to Post Effective Amendment No. 11 to
                  Registrant's Registration Statement on Form N-1A (Accession
                  No. 0000893220-96-001248) ("PEA No. 11").

            (2) Addendum No. 1 to the Custodian Agreement dated November 29, 1994 filed as Exhibit 8(d) to PEA No. 11.

            (3) Addendum No. 2 to the Custodian Agreement dated March 29, 1996 filed as Exhibit 8(f) to Post Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Accession No. 0000893220-96-000957) ("PEA No. 9").

            (4) Addendum No. 3 to the Custodian Agreement dated August 7, 1996 filed as Exhibit 8(i) to Post Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (Accession No. 0000893220-96-001771) ("PEA No. 12").

            (5) Addendum No. 4 to the Custodian Agreement dated August 6, 1996 filed as Exhibit 8(j) to PEA No. 12.

            (6) Addendum No. 5 to the Custodian Agreement dated March 24, 1997 filed as Exhibit 8(n) to Post Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (Accession No. 0000893220-97-001320) ("PEA No. 16").

            (7) Addendum No. 6 to the Custodian Agreement dated February 12, 1997 filed as Exhibit 8(l) to Post Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (Accession No. 0000893220-98-000578) ("PEA No. 19").

            (8) Addendum No. 7 to the Custodian Agreement dated November 18, 1997 filed as Exhibit 8(o) to PEA No. 19.

            (9) Addendum No. 8 to the Custodian Agreement dated December 21, 1998 filed as Exhibit (g)(12) to Post Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (Accession No. 0000893220-99-000673) ("PEA No. 22").

            (10) Addendum No. 9 to the Custodian Agreement dated September 15, 1999 filed as Exhibit (g)(13) to Post Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (Accession No. 0000893220-99-001176) ("PEA No. 27").

            (11) Addendum No. 10 to the Custodian Agreement dated December 28, 1999 filed as Exhibit (g)(14) to Post Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (Accession No. 0000948221-99-000405) ("PEA No. 28").

            (12) Addendum No. 11 to the Custodian Agreement between Registrant and The Northern Trust Company dated July 31, 2000 filed as Exhibit (g)(15) to PEA No. 35.

            (13) Addendum No. 12 to the Custodian Agreement between Registrant and The Northern Trust Company dated August 1, 2000 filed as Exhibit (g)(16) to PEA No. 35.

            (14) Addendum No. 13 to the Custodian Agreement between Registrant and The Northern Trust Company dated September 26, 2000 filed as Exhibit (g)(17) to PEA No. 35.

            (15) Addendum No. 14 to the Custodian Agreement between Registrant and The Northern Trust Company dated May 17, 2001 filed as Exhibit (g)(15) to PEA No. 36.

            (16) Addendum No. 15 to the Custodian Agreement between Registrant and The Northern Trust Company dated October 30, 2001 filed as Exhibit (g)(16) to PEA No. 38.

            (17) Addendum No. 16 to the Custodian Agreement between Registrant and The Northern Trust Company dated July 29, 2003 filed as Exhibit (g)(17) to PEA No. 40.

            (18) Addendum No. 17 to the Custodian Agreement between Registrant and The Northern Trust Company dated February 14, 2005 filed as Exhibit (g)(18) to PEA No. 42.

            (19) Addendum No. 18 to the Custodian Agreement between Registrant and The Northern Trust Company dated December 5, 2005 filed as Exhibit (g)(19) to PEA No. 45.

            (20) Addendum No. 19 to the Custodian Agreement between Registrant and The Northern Trust Company dated May 5, 2006 is filed herewith.

            (21) Foreign Custody Agreement between Registrant and The Northern Trust Company dated April 1, 1994 filed as Exhibit 8(g) to PEA No. 11.

            (22) Addendum No. 1 to the Foreign Custody Agreement dated April 1, 1998 filed as Exhibit 8(p) to PEA No. 19.

            (23) Addendum No. 2 to the Foreign Custody Agreement dated February 8, 2000 filed as Exhibit (g)(15) to PEA No. 30/31.

            (24) Addendum No. 3 to the Foreign Custody Agreement dated July 31, 2000 filed as Exhibit (g)(19) to PEA No. 35.

            (25) Addendum No. 4 to the Foreign Custody Agreement dated October 30, 2001 filed as Exhibit (g)(21) to PEA No. 38.

            (26) Addendum No. 5 to the Foreign Custody Agreement between Registrant and The Northern Trust Company dated July 29, 2003 filed as Exhibit (g)(23) to PEA No. 40.

            (27) Addendum No. 6 to the Foreign Custody Agreement between Registrant and The Northern Trust Company dated February 14, 2005 filed as Exhibit (g)(25) to PEA No. 42.

            (28) Addendum No. 7 to the Foreign Custody Agreement between Registrant and The Northern Trust Company dated February 17, 2006 filed as Exhibit (g)(28) to PEA No. 46.

            (29) Addendum No. 8 to the Foreign Custody Agreement between Registrant and The Northern Trust Company dated May 5, 2006 is filed herewith.

            (30) Addendum No. 9 to the Foreign Custody Agreement between Registrant and The Northern Trust Company dated May 5, 2006 is filed herewith.

            (31) Foreign Custody Monitoring Agreement between Registrant and The Northern Trust Company dated July 2, 2001 filed as Exhibit
                  (g)(21) to PEA No. 37.

      (h)   (1)   Transfer Agency Agreement between Registrant and The Northern
                  Trust Company dated April 1, 1994 ("Transfer Agency
                  Agreement") filed as Exhibit 8(b) to PEA No. 11.

            (2) Addendum No. 1 to the Transfer Agency Agreement dated November 29, 1994 filed as Exhibit 8(c) to PEA No. 11.

            (3) Addendum No. 2 to the Transfer Agency Agreement dated March 29, 1996 filed as Exhibit 8(e) to PEA No. 11.

            (4) Addendum No. 3 to the Transfer Agency Agreement dated August 7, 1996 filed as Exhibit 8(h) to PEA No. 12.

            (5) Addendum No. 4 to the Transfer Agency Agreement dated March 24, 1997 filed as Exhibit 8(m) to PEA No. 16.

            (6) Addendum No. 5 to the Transfer Agency Agreement dated February 12, 1997 filed as Exhibit 8(k) to PEA No. 19.

            (7) Addendum No. 6 to the Transfer Agency Agreement dated November 18, 1997 filed as Exhibit 8(q) to PEA No. 19.

            (8) Addendum No. 7 to the Transfer Agency Agreement dated December 21, 1998 filed as Exhibit (h)(11) to PEA No. 22.

            (9) Addendum No. 8 to the Transfer Agency Agreement dated September 15, 1999 filed as Exhibit (h)(9) to PEA No. 27.

            (10) Addendum No. 9 to the Transfer Agency Agreement dated December 28, 1999 filed as Exhibit (h)(10) to PEA No. 28.

            (11) Addendum No. 10 to the Transfer Agency Agreement dated February 8, 2000 filed as Exhibit (h)(15) to PEA No. 30/31.

            (12) Addendum No. 11 to the Transfer Agency Agreement dated July 31, 2000 filed as Exhibit (h)(13) to PEA No. 34.

            (13) Addendum No. 12 to the Transfer Agency Agreement dated August 1, 2000 filed as Exhibit (h)(15) to PEA No. 35.

            (14) Addendum No. 13 to the Transfer Agency Agreement dated August 1, 2000 filed as Exhibit (h)(16) to PEA No. 35.

            (15) Addendum No. 14 to the Transfer Agency Agreement dated May 17, 2001 filed as Exhibit (h)(15) to PEA No. 36.

            (16) Addendum No. 15 to the Transfer Agency Agreement dated October 30, 2001 filed as Exhibit (h)(16) to PEA No. 38.

            (17) Addendum No. 16 to the Transfer Agency Agreement dated February 14, 2005 filed as Exhibit (h)(17) to PEA No. 42.

            (18) Addendum No. 17 to the Transfer Agency Agreement dated December 5, 2005 filed as Exhibit (h)(18) to PEA No. 45.

            (19) Addendum No. 18 to the Transfer Agency Agreement dated February 17, 2006 filed as Exhibit (h)(19) to PEA No. 46.

            (20) Addendum No. 19 to the Transfer Agency dated February 17, 2006 filed as Exhibit (h)(20) to PEA No. 46.

            (21) Addendum No. 20 to the Transfer Agency Agreement dated May 5, 2006 is filed herewith.

            (22) Addendum No. 21 to the Transfer Agency Agreement dated May 5, 2006 is filed herewith.

            (23) Sub-Transfer Agency and Services Agreement between The Northern Trust Company and PFPC Inc. dated February 8, 2000 filed as Exhibit (h)(16) to PEA No. 37.

            (24) Amended and Restated Service Plan, adopted as of April 1, 1999 and most recently revised as of September 15, 1999, and Related Agreement filed as Exhibit (h)(11) to PEA No. 27.

            (25) Amended and Restated Service Plan adopted on April 1, 1994 and amended on May 2, 2000 and filed as Exhibit (h)(16) to PEA No. 34 and

                  Related Forms of Servicing Agreement as amended on February 13, 2004 filed as Exhibit (h)(19) to PEA 40.

            (26) Co-Administration Agreement among Registrant, The Northern Trust Company and PFPC Inc. dated July 31, 2000 filed as Exhibit (h)(18) to PEA No. 35.

            (27) Amendment to Co-Administration Agreement among Registrant, The Northern Trust Company and PFPC Inc. dated February 8, 2002 filed as Exhibit (h)(21) to PEA No. 39.

            (28) Amended and Restated Schedule A to the Co-Administration Agreement by and between Northern Funds, The Northern Trust Company and PFPC Inc. dated February 14, 2005 filed as Exhibit
                  (h)(23) to PEA No. 42.

            (29) Amended and Restated Schedule A to the Co-Administration Agreement by and between Northern Funds, The Northern Trust Company and PFPC Inc. dated December 5, 2005 filed as Exhibit
                  (h)(26) to PEA No. 45.

            (30) Amended and Restated Schedule A to the Co-Administration Agreement by and between Northern Funds, The Northern Trust Company and PFPC Inc. dated February 17, 2006 filed as Exhibit
                  (h)(29) to PEA No. 46.

            (31) Amended and Restated Schedule A to the Co-Administration Agreement by and between Northern Funds, The Northern Trust Company and PFPC Inc. dated May 5, 2006 is filed herewith.

            (32) Assignment and Assumption Agreement by and among PFPC Inc., The Northern Trust Company and Northern Trust Investments, Inc. dated January 1, 2001 filed as Exhibit (h)(20) to PEA No. 36.


      (i) Opinion of Drinker Biddle & Reath LLP dated April 14, 2006 filed as Exhibit (i) to PEA No. 47.


      (j)   (1)   Consent of Drinker Biddle & Reath LLP is filed herewith.

            (2)   Consent of Deloitte & Touche LLP is filed herewith.

      (k)         None.

      (l)   (1)   Purchase Agreement between Registrant and The Northern Trust
                  Company dated March 31, 1994 filed as Exhibit 13(a) to PEA No.
                  11.

            (2) Purchase Agreement between Registrant and Miriam M. Allison dated March 14, 1994 filed as Exhibit 13(b) to PEA No. 11.

            (3) Purchase Agreement between Registrant and Miriam M. Allison dated March 31, 1998 for shares of the Mid Cap Growth Fund filed as Exhibit (l)(3) to PEA No. 22.

            (4) Purchase Agreement between Registrant and Miriam M. Allison dated December 31, 1998 for shares of the High Yield Fixed Income Fund filed as Exhibit (l)(4) to PEA No. 22.

            (5) Purchase Agreement between Registrant and Miriam M. Allison dated December 31, 1998 for shares of the High Yield Municipal Fund filed as Exhibit (l)(5) to PEA No. 22.

            (6) Purchase Agreement between Registrant and Miriam M. Allison dated September 3, 1999 for shares of the Small Cap Index Fund filed as Exhibit (l)(6) to PEA No. 27.

            (7) Purchase Agreement between Registrant and The Northern Trust Company dated September 3, 1999 for shares of the Income Equity Fund, Stock Index Fund, Growth Equity Fund, Technology Fund, International Growth Equity Fund and Small Cap Index Fund filed as Exhibit (l)(7) to PEA No. 27.

            (8) Purchase Agreement between Registrant and Martin C. Gawne dated September 30, 1999 for shares of the Small Cap Growth Fund filed as Exhibit (l)(8) to PEA No. 27.

            (9) Purchase Agreement between Registrant and Martin C. Gawne dated September 30, 1999 for shares of the Short-Intermediate U.S. Government Fund filed as Exhibit (l)(9) to PEA No. 27.

            (10) Purchase Agreement between Registrant and Martin C. Gawne dated September 30, 1999 for shares of the California Intermediate Tax-Exempt Fund filed as Exhibit (l)(10) to PEA No. 27.

            (11) Purchase Agreement between Registrant and Martin C. Gawne dated September 30, 1999 for shares of the Arizona Tax-Exempt Fund filed as Exhibit (l)(11) to PEA No. 27.

            (12) Purchase Agreement between Registrant and The Northern Trust Company dated October 1, 1999 for shares of the U.S. Government Fund, Intermediate Tax-Exempt Fund, Fixed Income Fund, Tax-Exempt Fund, California Tax-Exempt Fund, International Fixed Income Fund, Arizona Tax-Exempt Fund, California Intermediate Tax-Exempt Fund and Short-Intermediate U.S. Government Fund filed as Exhibit (l)(12) to PEA No. 27.

            (13) Purchase Agreement between Registrant and The Northern Trust Company dated February 14, 2000 for shares of the MarketPower Fund filed as Exhibit (l)(13) to PEA No. 30/31.

            (14) Purchase Agreement between Registrant and Brian R. Curran dated May 8, 2000 for shares of the Global Communications Fund filed as Exhibit (l)(14) to PEA No. 30/31.

            (15) Purchase Agreement between Registrant and The Northern Trust Company dated February 14, 2000 for shares of the Tax-Exempt Money Market Fund filed as Exhibit (l)(15) to PEA No. 30/31.

            (16) Purchase Agreement between Registrant and Brian R. Curran for shares of the Large Cap Value Fund dated August 2, 2000 filed as Exhibit (l)(1) to PEA No. 35.

            (17) Purchase Agreement between Registrant and Brian R. Curran for shares of the Growth Opportunities Fund dated September 22, 2000 filed as Exhibit (l)(2) to PEA No. 35.

            (18) Purchase Agreement between Registrant and Brian R. Curran for shares of the Value Fund dated May 29, 2001 filed as Exhibit
                  (l)(18) to PEA No. 38.

            (19) Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Mid Cap Index Fund dated February 14, 2005 filed as Exhibit (l)(19) to PEA No. 42.

            (20) Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the International Equity Index Fund dated February 14, 2005 filed as Exhibit (l)(20) to PEA No. 42.

            (21) Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Enhanced Large Cap Fund dated December 5, 2005 filed as Exhibit (l)(21) to PEA No. 45.

            (22) Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Emerging Markets Equity Fund dated February 17, 2006 filed as Exhibit (l)(22) to PEA No. 46.

            (23) Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Multi-Manager Mid Cap Fund, Multi-Manager Small Cap Fund, and Multi-Manager International Equity Fund dated May 5, 2006 is filed herewith.

            (24) Purchase Agreement between Registrant and Eric K. Schweitzer for shares of the Global Real Estate Index Fund dated May 5, 2006 is filed herewith.

      (m)   (1)   Amended and Restated Distribution and Service Plan, adopted
                  April 1, 1994 and most recently revised as of September 15, 1999, and Related Agreement filed as Exhibit (m) to PEA No.
                  27.

            (2) Amended and Restated Distribution and Service Plan, adopted April 1, 1994 and most recently revised as of May 2, 2000 and related Agreement filed as Exhibit (m) to PEA No. 34.

      (n)         None.

      (p)   (1)   Amended Code of Ethics of the Trust adopted on August 2, 2000 filed as Exhibit (p)(1) to PEA No. 42.

            (2) Amended Code of Ethics of the Trust revised on February 11, 2005 filed as Exhibit (p)(2) to PEA No. 42.

            (3) Amended Code of Ethics of Northern Trust Investments, N.A. revised on February 1, 2005 filed as Exhibit (p)(3) to PEA No. 42.

            (4) Amended Code of Ethics of Northern Trust Global Investments (Europe) Limited revised on February 1, 2005 filed as Exhibit
                  (p)(4) to PEA No. 42.

            (5) Code of Ethics of Northern Trust Global Advisors, Inc. adopted February 1, 2005 as amended May 5, 2006 filed as Exhibit
                  (p)(5) to PEA No. 49.

            (6) Code of Ethics of Altrinsic Global Advisors, LLC adopted November 1, 2004 as amended May 3, 2006 filed as Exhibit
                  (p)(6) to PEA No. 49.

            (7) Code of Ethics and Personal Trading Policy of Geneva Capital Management Ltd. adopted September 20, 2004 as revised May 11, 2006 filed as Exhibit (p)(7) to PEA No. 49.

            (8) Code of Ethics of Goldman, Sachs & Company, Goldman Sachs Asset Management, L.P., Goldman Sachs Asset Management International and Goldman Sachs Hedge Fund Strategies LLC adopted January 23, 1991 as revised February 23, 2005 filed as Exhibit (p)(8) to PEA No. 49.

            (9) Code of Ethics and Personal Trading Policy of LSV Asset Management adopted January 3, 2006 filed as Exhibit (p)(9) to PEA No. 49.

            (10) Code of Ethics of Metropolitan West Capital Management, LLC adopted February 28, 2006 filed as Exhibit (p)(10) to PEA No. 49.

            (11) Code of Ethics and Conduct of Nicholas-Applegate Capital Management, Nicholas-Applegate Institutional Funds, Nicholas-Applegate Securities and Alpha Vision Capital Management ("Alpha Vision") adopted March 24, 2006 filed as Exhibit (p)(11) to PEA No. 49.

            (12) Code of Ethics of Gartmore Global Investments, including NorthPointe Capital, LLC, adopted February 1, 2005 filed as Exhibit (p)(12) to PEA No. 49.

            (13) Code of Ethics of Oechsle International Advisors, LLC, OIA Management Company, LLC, Oechsle International Advisors, Limited, OIA European Management Company, LLC adopted February 1, 2006 filed as Exhibit (p)(13) to PEA No. 49.

            (14) Code of Ethics of TCW adopted February 1, 2005 filed as Exhibit (p)(14) to PEA No. 49.

            (15) Code of Ethics and Reporting Requirements of Nuveen Investments, including Tradewinds NWQ Global Investors, LLC, adopted February 1, 2005 as amended April 10, 2006 filed as Exhibit (p)(15) to PEA No. 49.

            (16) Code of Ethics of William Blair Funds And William Blair & Company, L.L.C.'s Investment Management Department as amended August 1, 2005 filed as Exhibit (p)(16) to PEA No. 49.


* Portions of this exhibit have been omitted based on a request for confidential treatment submitted to the U.S. Securities and Exchange Commission. The omitted portions have been filed separately with the SEC.


ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

            Registrant is controlled by its Board of Trustees. The Multi-Manager Funds are controlled by the Multi-Manager Series Board of Trustees.

ITEM 25.    INDEMNIFICATION

            Section 3 of Article IV of the Registrant's Agreement and Declaration of Trust, a copy of which is incorporated by reference herein as Exhibit (a)(1), provides for indemnification of the Registrant's officers and Trustees under certain circumstances.

            Section 7 of each Investment Advisory and Ancillary Services Agreements between the Registrant and the investment advisers (together, the "Adviser") provides for indemnification of the Adviser or, in lieu thereof, contribution by Registrant, in connection with certain claims and liabilities to which the Adviser may be subject. Copies of the Investment Advisory and Ancillary Services Agreements are incorporated herein by reference.

            Article 10 of the Co-Administration Agreement dated July 31, 2000 among the Registrant, The Northern Trust Company and PFPC Inc. provides that Registrant will indemnify Registrant's co-administrators against all claims except those resulting from the willful misfeasance, bad faith or negligence of such co-administrators, or the co-administrators' breach of confidentiality. A copy of the Co-Administration Agreement is incorporated herein by reference.

            Section 3 of the Distribution Agreement between the Registrant and Northern Funds Distributors, LLC provides for indemnification of Northern Funds Distributors, LLC, in connection with certain claims and liabilities to which Northern Funds Distributors, LLC, in its capacity as Registrant's distributor, may be subject. A copy of the Distribution Agreement is incorporated herein by reference.

            A mutual fund trustee and officer liability policy purchased by the Registrant insures the Registrant and its Trustees and officers, subject to the policy's coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

      The following tables describe other business, profession, vocation or employment of a substantial nature in which each director, officer or partner of the adviser or sub-adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee. The adviser's or sub-adviser's table was provided to the Registrant by the adviser or sub-adviser for inclusion in this Registration Statement.

      Northern Trust Investments, N.A. ("NTI") and Northern Trust Global Investments Limited ("NTGIL"), each a direct or indirect wholly-owned subsidiary of The Northern Trust Company ("TNTC"), an Illinois state chartered bank, serve as the co-investment advisers of the International Growth Equity Fund, Global Fixed Income Fund and the Fixed Income Fund. Northern Trust Global Advisors, Inc. ("NTGA") and NTI serve as co-investment advisers of the Multi-Manager Mid Cap Fund, Multi-Manager Small Cap Fund and Multi-Manager International Equity Fund. NTI serves as the investment adviser of each of the other Funds of the Trust. NTI, NTGIL and NTGA are each referred to as an "Investment Adviser." TNTC is a wholly-owned subsidiary of Northern Trust Corporation, a bank holding company. NTI is located at 50 South LaSalle Street, Chicago, IL 60603, NTGIL is located at 6 Devonshire Square, London, EC2A 4YE, United Kingdom, and NTGA is located at 300 Atlantic Street, Stamford, Connecticut, 06901. Unless otherwise indicated, NTI, NTGIL, NTGA and TNTC are referred to collectively as "Northern Trust." Set forth below is a list of officers and directors of NTI, NTGIL and NTGA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. Most officers and directors of NTI hold comparable positions with TNTC (other than as director), as indicated below, and certain other officers of NTI hold comparable positions with Northern Trust Bank, N.A., a wholly-owned subsidiary of Northern Trust Corporation.

Name and Position with                                                         Position with Other
Investment Adviser (NTI)               Name of Other Company                   Company
---------------------------------      --------------------------------        ---------------------
Adams Bradford S., Jr.                 The Northern Trust Company              Senior Vice President
Senior Vice President

Aitcheson, James A.                    The Northern Trust Company              Senior Vice President
Senior Vice President

Allen, Darlene                         The Northern Trust Company              Vice President
Vice President

Alongi, David M.                       The Northern Trust Company              Vice President
Vice President

Andersen, Brian E.                     The Northern Trust Company              Vice President
Vice President

Anwar, Raheela Gill                    The Northern Trust Company              Senior Vice President
Senior Vice President

Atkins, Stephen G.                     The Northern Trust Company              Vice President
Vice President

Ayres, Scott R.                        The Northern Trust Company              Vice President
Vice President

Azar, Frederick A.                     The Northern Trust Company              Vice President
Vice President

Balon, Jr., Richard E.                 The Northern Trust Company              Vice President
Vice President

Bandar, Walid S.                       The Northern Trust Company              Vice President
Vice President

Baras, Ellen G.                        The Northern Trust Company              Vice President
Vice President

Barr, Andrea C.                        The Northern Trust Company              Vice President
Vice President

Baskin, Jeremy M.                      The Northern Trust Company              Senior Vice President
Senior Vice President

Beaudoin, Keith J.                     The Northern Trust Company              Vice President
Vice President

Beckman, Carl P.                       The Northern Trust Company              Senior Vice President
Senior Vice President & Treasurer

Benson, Jacquelyn M.                   The Northern Trust Company              Vice President
Vice President

Bergin, Kathryn L.                     The Northern Trust Company              Vice President
Vice President

Bergson, Robert H.                     The Northern Trust Company              Senior Vice President
Senior Vice President

Blair, Timothy P.                      The Northern Trust Company              Vice President
Vice President

Bleecker, Ali K.                       The Northern Trust Company              Vice President
Vice President

Boeckmann, Eric Vonn                   The Northern Trust Company              Vice President
Vice President

Bridgman, James Carey                  The Northern Trust Company              Vice President
Senior Vice President

Browne, Kieran                         The Northern Trust Company              Vice President
Vice President

Bukoll, Martin B.                      The Northern Trust Company              Senior Vice President
Senior Vice President

Campbell, Jr., Richard C.              The Northern Trust Company              Senior Vice President
Senior Vice President

Carberry, Craig R.                     The Northern Trust Company              Senior Attorney
Secretary

Carlson, Christopher W.                The Northern Trust Company              Senior Vice President
Senior Vice President

Carlson, Mark D.                       The Northern Trust Company              Senior Vice President
Senior Vice President

Carlson, Robert A.                     The Northern Trust Company              Vice President
Vice President

Casey, Edward J.                       The Northern Trust Company              Vice President
Vice President

Clarke-Czochara, Susan                 The Northern Trust Company              Vice President
Vice President

Cole II, John Sterling                 The Northern Trust Company              Senior Vice President
Senior Vice President

Connellan, Kevin Anthony               The Northern Trust Company              Senior Vice President
Senior Vice President

Cubeles, Alain                         The Northern Trust Company              Senior Vice President
Senior Vice President

D'Arienzo, Louis R.                    Northern Trust Bank, N.A.               Vice President
Vice President

DeSantis, Philip S.                    The Northern Trust Company              Vice President
Vice President

Dennehy II, William                    The Northern Trust Company              Vice President
Vice President

Doell, John C.                         The Northern Trust Company              Vice President
Vice President

Driscoll, Peter John                   The Northern Trust Company              Vice President
Vice President

Drucker, Michael J.                    The Northern Trust Company              Vice President
Vice President

Du Mais, Thomas P.                     The Northern Trust Company              Vice President
Vice President

Dudley, Jr., Orie Leslie               The Northern Trust Company              Executive Vice President
Director, Executive                    and Northern Trust Corporation          and Chief Investment Officer
Vice President & CIO

Divall, Margret Eva                    The Northern Trust Company              Vice President
Vice President

Easow, Benjamin                        The Northern Trust Company              Vice President
Vice President

Egizio, Michael P.                     The Northern Trust Company              Vice President
Vice President

Everett, Steven R.                     The Northern Trust Company              Senior Vice President
Senior Vice President

Farmer, Steven P.                      The Northern Trust Company              Vice President
Vice President

Flood, Peter J.                        The Northern Trust Company              Senior Vice President
Senior Vice President

Francis, James B.                      The Northern Trust Company              Senior Vice President
Senior Vice President

Fronk, Christopher A.                  The Northern Trust Company              Vice President
Vice President

Galiano, Cynthia M.                    The Northern Trust Company              Vice President
Vice President

Geller, Stephanie L.                   The Northern Trust Company              Vice President
Vice President

Geraghty, Kim Marie                    The Northern Trust Company              Former Vice President
Vice President

Gerlach, Jennifer Ann                  The Northern Trust Company              Vice President
Vice President

Gossett, Mark C.                       The Northern Trust Company              Senior Vice President
Director, Senior Vice President
& COO

Graham, Katherine D.                   The Northern Trust Company              Vice President
Vice President

Gray, Robert S.                        The Northern Trust Company              Senior Vice President
Senior Vice President

Greene, Anne Marie                     The Northern Trust Company              Vice President
Vice President

Griffin, Michelle D.                   The Northern Trust Company              Vice President
Vice President

Grove, Gail M.                         The Northern Trust Company              Vice President
Vice President

Guinther, Christopher D.               The Northern Trust Company              Vice President
Vice President

Halter, Ann M.                         The Northern Trust Company              Vice President
Vice President

Hammer, Alice S.                       The Northern Trust Company              Vice President
Vice President

Hance, Geoffrey M.                     The Northern Trust Company              Senior Vice President
Senior Vice President

Hare, William A.                       The Northern Trust Company              Vice President
Vice President

Hausken, Philip Dale                   The Northern Trust Company              Senior Vice President
Senior Vice President

Hawkins, Sheri Barker                  The Northern Trust Company              Senior Vice President
Senior Vice President

Hayne, William V.                      The Northern Trust Company              Vice President
Vice President

Hegyi, Kathleen L.                     The Northern Trust Company              Vice President
Vice President

Hiemenz, Kent C.                       The Northern Trust Company              Senior Vice President
Senior Vice President

Hill, Susan                            The Northern Trust Company              Senior Vice President
Senior Vice President

Hockley, Jackson L.                    The Northern Trust Company              Vice President
Vice President

Holland, Jean-Pierre                   The Northern Trust Company              Vice President
Vice President

Honig, Bruce S.                        The Northern Trust Company              Vice President
Vice President

Howells, Vanessa Mia                   The Northern Trust Company              Vice President
Vice President

Hudson, Ylondia M.                     The Northern Trust Company              Vice President
Vice President

Hyatt, William E.                      The Northern Trust Company              Vice President
Vice President

Inzunza, Richard J.                    The Northern Trust Company              Vice President
Vice President

Iscra, Daniel P.                       The Northern Trust Company              Vice President
Vice President

Iwanicki, John W.                      The Northern Trust Company              Senior Vice President
Senior Vice President

Jackson, Tamara L.                     The Northern Trust Company              Vice President
Vice President

Jacobs, Peter M.                       The Northern Trust Company              Vice President
Vice President

Jordan, Robin R.                       The Northern Trust Company              Vice President
Vice President

Joves, Evangeline Mendoza              The Northern Trust Company              Vice President
Vice President

Kent, Jr., Stephen Krider              The Northern Trust Company              Senior Vice President
Senior Vice President

King III, Archibald E.                 The Northern Trust Company              Senior Vice President
Senior Vice President

Koch, Deborah L.                       The Northern Trust Company              Vice President
Vice President

Kollannur, Robin R.                    The Northern Trust Company              Vice President
Vice President

Korytowski, Donald H.                  The Northern Trust Company              Vice President
Vice President

Kotsogiannis, Nikolas                  The Northern Trust Company              Vice President
Vice President

Krauter, Michael L.                    The Northern Trust Company              Vice President
Vice President

Kresnicka, Kevin R.                    The Northern Trust Company              Vice President
Vice President

Krieg, John L.                         The Northern Trust Company              Senior Vice President
Senior Vice President

Krull, Gerald M.                       The Northern Trust Company              Vice President
Vice President

Kuhl, Gregory M.                       The Northern Trust Company              Senior Vice President
Senior Vice President

Laciak, Therese M.                     Northern Trust Bank, N.A.               Vice President
Vice President

Laughlin, Roberta J.                   The Northern Trust Company              Vice President
Vice President

Logan, Lyle                            The Northern Trust Company              Senior Vice President
Senior Vice President

Ludwig, Jeanne M.                      The Northern Trust Company              Vice President
Vice President

Lupi, Lisa Ann                         The Northern Trust Company              Vice President
Vice President

Lyons, William A.                      The Northern Trust Company              Vice President
Vice President

Marchese, Peter                        The Northern Trust Company              Vice President
Vice President

Marcoline, Michael John                The Northern Trust Company              Vice President
Vice President

Marshe, Daniel James                   The Northern Trust Company              Vice President
Vice President

Mastuantuono, Deborah A.               The Northern Trust Company              Vice President
Vice President

Matturi, Alexander J., Jr.             Northern Trust Bank, N.A.               Senior Vice President
Senior Vice President

McCart, Mary Jane                      The Northern Trust Company              Senior Vice President
Senior Vice President

McDermott, Terrance M.                 The Northern Trust Company              Vice President
Vice President

McDonald, James D.                     The Northern Trust Company              Senior Vice President
Senior Vice President

McGregor, Timothy T.                   The Northern Trust Company              Senior Vice President
Senior Vice President

McHugh, David K.                       The Northern Trust Company              Senior Vice President
Senior Vice President

Mecca, Melinda S.                      The Northern Trust Company              Senior Vice President
Senior Vice President

Mehta, Ashish R.                       The Northern Trust Company              Vice President
Vice President

Mendel, Roger A.                       The Northern Trust Company              Vice President
Vice President

Meservey, Marilyn J.                   The Northern Trust Company              Vice President
Vice President & Asst. Treasurer

Michaels, Peter M.                     The Northern Trust Company              Vice President
Vice President

Misik, Tomothy A.                      The Northern Trust Company              Vice President
Vice President

Mitchell, Robert G.                    The Northern Trust Company              Vice President
Vice President

Muench, Scott O.                       Northern Trust Bank, N.A.               Vice President
Vice President

Murphy, Shaun D.                       The Northern Trust Company              Vice President
Vice President

Musial, Tim                            The Northern Trust Company              Vice President
Vice President

Myre, Matthew L.                       The Northern Trust Company              Vice President
Vice President

Neeley, Stephanie D.                   The Northern Trust Company              Vice President
Vice President

Nellans, Charles J.                    The Northern Trust Company              Vice President
Vice President

Nelligan, Barbara                      The Northern Trust Company              Vice President
Vice President

Nickey III, William M.                 The Northern Trust Company              Vice President
Vice President

O'Brien, Thomas E.                     The Northern Trust Company              Vice President
Vice President

O'Connor, Eileen M.                    The Northern Trust Company              Vice President
Vice President

O'Donnell, Kevin Joseph                The Northern Trust Company              Vice President
Vice President

O'Shaughnessy, Kevin J.                The Northern Trust Company              Vice President
Vice President

Page, Thomas R.                        The Northern Trust Company              Vice President
Vice President

Peron, Matthew                         The Northern Trust Company              Senior Vice President
Senior Vice President

Peterson, C. Richard                   The Northern Trust Company              Vice President
Vice President

Phelan, Daniel J.                      The Northern Trust Company              Vice President
Vice President

Pollak, Donald R.                      The Northern Trust Company              Senior Vice President
Senior Vice President

Pries, Katie D.                        The Northern Trust Company              Vice President
Vice President

Quinn, Patrick D.                      The Northern Trust Company              Vice President
Vice President

Rakowski, Andrew F.                    The Northern Trust Company              Vice President
Vice President

Rakvin, Chad M.                        The Northern Trust Company              Senior Vice President
Senior Vice President

Reeder, Brent D.                       The Northern Trust Company              Vice President
Vice President

Reller, Jacqueline R.                  The Northern Trust Company              Vice President
Vice President

Renaud, Donna Lee                      The Northern Trust Company              Vice President
Vice President

Riggins, Amy D.                        The Northern Trust Company              Vice President
Vice President

Ringo, Wesley L.                       The Northern Trust Company              Senior Vice President
Senior Vice President

Rivera, Maria                          Northern Trust Bank, N.A.               Vice President
Vice President

Robertson, Alan W.                     The Northern Trust Company              Senior Vice President
Senior Vice President

Robertson, Colin A.                    The Northern Trust Company              Senior Vice President
Senior Vice President

Rocha, Heather Parkes                  The Northern Trust Company              Vice President
Vice President

Rocheleau, Duane Scott                 The Northern Trust Company              Senior Vice President
Senior Vice President

Rowohlt, Theresa M.                    The Northern Trust Company              Vice President
Vice President

Runquist, Lori Rae                     The Northern Trust Company              Senior Vice President
Senior Vice President

Ryer, Alexander D.                     The Northern Trust Company              Vice President
Vice President

Sagraves, Barry R.                     Northern Trust Global                   Senior Vice President
Director                               Investments Ltd.

Santiccioli, Steven J.                 Northern Trust Bank, N.A.               Vice President
Vice President

Schoenfeld, Steven A.                  The Northern Trust Company              Senior Vice President
Senior Vice President

Schweitzer, Eric K.                    The Northern Trust Company              Senior Vice President
Senior Vice President

Sclafani, Guy J.                       The Northern Trust Company              Vice President
Vice President

Seward, Richard Raymond                The Northern Trust Company              Vice President
Vice President

Skjervem, John D.                      The Northern Trust Company              Senior Vice President
Senior Vice President

Skowron, Gail A.                       The Northern Trust Company              Vice President
Vice President

Sliney, Stephen P.                     The Northern Trust Company              Vice President
Vice President

Southworth, Theodore T.                The Northern Trust Company              Senior Vice President
Senior Vice President

Stewart, Allison Walpole               The Northern Trust Company              Vice President
Vice President

Streed, Robert N.                      The Northern Trust Company              Senior Vice President
Senior Vice President

Stoeber, Kurt S.                       The Northern Trust Company              Vice President
Vice President

Stumphler, Anton D.                    The Northern Trust Company              Vice President
Vice President

Sullivan, Carol H.                     The Northern Trust Company              Senior Vice President
Senior Vice President

Sullivan, Kevin P.                     The Northern Trust Company              Vice President
Vice President

Syring, Ann F.                         The Northern Trust Company              Senior Vice President
Senior Vice President

Szaflik, Carolyn B.                    Northern Trust Bank, N.A.               Vice President
Vice President

Szostak II, Jon E.                     The Northern Trust Company              Vice President
Vice President

Szymanek, Frank D.                     The Northern Trust Company              Vice President
Vice President

Taylor, Brad L.                        The Northern Trust Company              Vice President
Vice President

Taylor, James C.                       The Northern Trust Company              Vice President
Vice President

Tome, Craig E.                         The Northern Trust Company              Vice President
Vice President

Toms, Matthew                          The Northern Trust Company              Senior Vice President
Senior Vice President

Toth, Terence J.                       The Northern Trust Company              Executive Vice President
Chairman,  President & CEO                                                     & President NTGI

Trethaway, Jennifer Kamp               The Northern Trust Company              Senior Vice President
Senior Vice President

Turner, Betsy Licht                    The Northern Trust Company              Senior Vice President
Senior Vice President

Tushman, Matthew R.                    The Northern Trust Company              Vice President
Vice President

Van Liew, Kristina Marie               The Northern Trust Company              Senior Vice President
Senior Vice President

Vardas, Michael A.                     The Northern Trust Company              Senior Vice President
Director & Senior Vice President

Vigsnes II, Richard Allan              The Northern Trust Company              Senior Vice President
Senior Vice President

Waddell, Frederick H.                  The Northern Trust Company              President C&IS
Director

Walker, Sharon M.                      Northern Trust Bank, N.A.               Vice President
Vice President

Weller II, Andrew M.                   The Northern Trust Company              Vice President
Vice President

Wennlund, Lloyd A.                     The Northern Trust Company              Executive Vice President
Director and Executive                 Northern Trust Securities, Inc.         President
Vice President

Wetter, Steven R.                      The Northern Trust Company              Senior Vice President
Senior Vice President

Wilken, Heather Ryan                   The Northern Trust Company              Vice President
Vice President

Wilkins, Anthony E.                    The Northern Trust Company              Senior Vice President
Senior Vice President

Williams, Vincent C.                   The Northern Trust Company              Vice President
Vice President

Winters, Marie C.                      The Northern Trust Company              Vice President
Vice President

Wong, Kai Yee                          Northern Trust Bank, N.A.               Vice President
Vice President

Wosneski, Keith A.                     The Northern Trust Company              Vice President
Vice President

Wright, Mary Kay                       The Northern Trust Company              Vice President
Vice President

Zutshi, Ajay                           The Northern Trust Company              Vice President
Vice President

Name and Position with                                                         Position with Other
Investment Adviser (NTGIL)             Name of Other Company                   Company
---------------------------------      -------------------------------         -----------------------
Ballantyne, Melissa
Vice President

Bartholomew, Richard E.
Senior Vice President

Bowers, Wayne George
Senior Vice President

Clack, Andrew
Senior Vice President

Cooke, Lucy
Vice President

Dowds, Stephen
Senior Vice President

Dudley, Jr., Orie Leslie               The Northern Trust Company              Executive Vice President
Director                               Northern Trust Investments, N.A.        Director, Executive
                                                                               Vice President & CIO

Fonseka, Jan
Vice President

Franklin, Neal
Vice President

Greenwood, Matthew J.
Vice President

Hessels, Morella
Vice President

Jackson, Sue
Vice President

Jones, Diane E.
Vice President

Khan, Adnan Ahmed
Vice President

Lander, Kate
Vice President

Marchand, Marina
Vice President

Pesci, Marcelo
Vice President

Powell, Alison
Vice President

Rebelo, Bert
Vice President

Rothon, David
Vice President

Sagraves, Barry
Director and
Senior Vice President

Scatergood, Judith
Vice President

Skinner, Hugh Antony
Vice President

Tomlinson, Gillie
Vice President

Waller, Jacqueline E.
Vice President

Watson, Stephen D.
Vice President

White, Antony K.
Vice President

Winkle, Elinor
Vice President

Name and Position with                                                            Position
Investment Adviser (NTGA)       Name of Other Company                             with Other Company
----------------------------    ------------------------------------------------  ----------------------------------------------
Alley, Brayton                  The Northern Trust Company                        Vice President
Vice President                  Northern Trust Company                            Vice President
                                of Connecticut ("NTCC")

Carberry, Craig R.              The Northern Trust Company                        Senior Attorney
Assistant Secretary

Castillo, Julie H.                                                                NTCC Vice President
Vice President

Colangelo, Rossana A.           NTCC                                              Senior Vice President
Senior Vice President

Dorchinecz, Bradley M.
Vice President

Dudley, Orie L., Jr.            NTGIL                                             Director
Director                        NTCC                                              Director
                                The Northern Trust Company                        Executive Vice President
                                Northern Trust Investments, N.A.                  Director, Executive Vice
                                                                                  President & CIO

Dykstra, David J.               NTCC                                              Executive Vice President
Executive Vice President        The Northern Trust Company                        Senior Vice President

Fradkin, Steven L.              The Northern Trust Company                        Executive Vice President & CFO
Director

Furnari, Robert D.              NTCC                                              Executive Vice President
Executive Vice President

Gautham, Ravi A.
Senior Vice President

Goodman, Kristen
Vice President

Hart, Jessica A.                NTCC                                              Vice President
Vice President

Huffman, William T., Jr.        NTGA-Canada                                       Director
Chairman, President, CEO        NTGA-United Kingdom                               Director
                                NTCC                                              President & CEO

Johnson, Lizabeth R.            NTCC                                              Vice President
Vice President

Jones, Larry                    NTCC                                              Executive Vice President
Executive Vice President

Jostes, Scott
Senior Vice President

Karacsony, Zoltan
Vice President

Kimsey, Darren                  NTCC                                              Vice President
Vice President

Krum, Edward O.                 NTCC                                              Vice President
Vice President

Levin, Heidi J.
Vice President

McCareins, John M.              NTCC                                              Vice President
Vice President

McInerney, Joseph W.            NTCC                                              Senior Vice President &
Senior Vice President & COO                                                       COO

Meegan, Michael T.              NTCC                                              Senior Vice President
Senior Vice President

Miller, Steven A.               NTCC                                              Senior Vice President
Senior Vice President           The Northern Trust Company                        Senior Vice President

Morgan, Robert P.
Senior Vice President

Morrison, William L.
Director

Pace, Laura A.                  NTGA - Canada                                     Secretary
Senior Vice President           NTCC                                              Senior Vice President
Secretary & COO                                                                   Secretary & COO

Potter, Stephen N.              NTGIL                                             Director & CEO
Director                        NTGA - United Kingdom                             Director

Rutley, Todd                    NTCC                                              Senior Vice President
Senior Vice President

Serfling, John L.               NTCC                                              Vice President
Vice President

Shek, Fred                      NTCC                                              Vice President
Vice President

Sikora, Kazimierz               NTCC                                              Vice President
Vice President

Silverman, Caryn                NTGA - Canada                                     Vice President, CFO &
Senior Vice President, CFO                                                        Treasurer
Treasurer & Assistant                                                             Senior Vice President, CFO & Treasurer
  Secretary, Controller
                                NTCC

Simoncek, Trista D.             NTCC                                              Vice President
Vice President

Sjoholm, Edwina W.              NTCC                                              Vice President
Vice President

Smith, Andrew                   NTGA - Canada                                     Director, Senior Vice President
Senior Vice President &         NTGA - United Kingdom                             Director
CIO                             NTCC                                              Senior Vice President & CIO

Staley, Nina B.                 NTCC                                              Senior Vice President
Senior Vice President

Standring, Melissa A.           NTCC                                              Vice President
Vice President

Stemme, Kenneth W.              NTCC                                              Senior Vice President
Senior Vice President

Sutton, Frank                   NTCC                                              Vice President
Vice President

Toth, Terence J.
Director

Tretheway, Jennifer K.          NTCC                                              Executive Vice President
Executive Vice President        The Northern Trust Company                        Executive Vice President

Vella, Christopher E.           NTCC                                              Senior Vice President
Senior Vice President

Waddell, Frederick H.
Director

Zanolla, Anthony                NTCC                                              Vice President
Vice President

Altrinsic Global Advisors, LLC ("Altrinsic") is a sub-adviser for the Registrant's Multi-Manager International Equity Fund. The principal business address of Altrinsic is 100 Stamford Place, Stamford, CT. Altrinsic is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act").

Name and Position with                                                            Position with Other
Altrinsic                       Name of Other Company                             Company
----------------------------    ------------------------------------------------  --------------------------------------------
Hock, John D.
Managing Member, CIO

Judd, Deborah
COO

Geneva Capital Management Ltd. ("Geneva") is a sub-adviser for the Registrant's Multi-Manager Mid Cap Fund. The principal business address of Geneva is 250 East Wisconsin Avenue, Milwaukee, WI. Geneva is an investment adviser registered under the Advisers Act.

Name and Position with                                                            Position with Other
Geneva                          Name of Other Company                             Company
----------------------------    ------------------------------------------------  --------------------------------------------
Amborn, Kris
Vice President

Croen, Amy S.
Co-President

Picard, Michelle J.
Vice President

Priebe, William A.
Co-President

Schneider, William F.
Inactive Principal

Goldman Sachs Asset Management L.P. ("GSAM") is a sub-adviser for the Registrant's Multi-Manager Small Cap Fund. The principal business address of GSAM is 32 Old Slip, New York, NY. GSAM is an investment adviser registered under the Advisers Act.

Name and Position with                                                            Position with Other
GSAM                            Name of Other Company                             Company
----------------------------    ------------------------------------------------  --------------------------------------------
Paulson, Henry M. Jr.           The Goldman Sachs Group,                          Chairman, Chief
Managing Director               Inc. 85 Broad Street                              Executive Officer and
                                New York, New York 10004                          Director

                                Goldman, Sachs & Co.                              Managing Director
                                85 Broad Street
                                New York, New York 10004

Hurst, Robert J.                The Goldman Sachs Group, Inc.                     Vice Chairman and Director
Managing Director               85 Broad Street
                                New York, New York 10004

                                Goldman, Sachs & Co.                              Managing Director
                                85 Broad Street
                                New York, New York 10004

Blankfein, Lloyd C.             The Goldman Sachs Group, Inc.                     President, Chief Operating Officer
Managing Director               85 Broad Street                                   and Director
                                New York, New York 10004

                                Goldman, Sachs & Co.                              Managing Director
                                85 Broad Street
                                New York, New York 10004

LSV Asset Management ("LSV") is a sub-adviser for the Registrant's Multi-Manager Mid Cap Fund. The principal business address of LSV is One North Wacker Drive, Chicago, IL. LSV is an investment adviser registered under the Advisers Act.

Name and Position with                                                            Position with Other
LSV                             Name of Other Company                             Company
----------------------------    ------------------------------------------------  --------------------------------------------
Atkinson, Tremaine
Partner, COO, CCO

LaCroix, Christopher            SEI Funds, Inc.                                   General Partner
Partner, Managing Director
of Business Development

Lakonishok, Josef               University of Illinois                            Professor of Finance
CEO, Portfolio Manager

Vermeulen, Menno
Partner, Portfolio Manager

Vishny, Robert
Partner, Portfolio Manager

Metropolitan West Capital Management, LLC ("Met West") is a sub-adviser for the Registrant's Multi-Manager Small Cap Fund. The principal business address of Met West is 610 Newport Center Drive, Newport Beach, CA. Met West is an investment adviser registered under the Advisers Act.

Name and Position with                                                            Position with Other
Met West                        Name of Other Company                             Company
----------------------------    ------------------------------------------------  --------------------------------------------
Borowski, Steven M.
Vice President

Ferro, Dennis H.
Director

Gershen, Richard S.
Director

Gleicher, Howard, CFA
CEO, CIO

Hoops, Thomas K.
Director

Koonce, Michael H.
Secretary

Lisenbee, Gary W.
President and Treasurer

Moss, Matthew C.
Assistant Treasurer

Nicholas-Applegate Capital Management, LLC ("Nicholas-Applegate") is a sub-adviser for the Registrant's Multi-Manager International Equity Fund. The principal business address of Nicholas-Applegate is 600 West Broadway, San Diego, CA. Nicholas-Applegate is an investment adviser registered under the Advisers Act.
                                       38

Name and Position with                                                            Position with Other
Nicholas-Applegate              Name of Other Company                             Company
----------------------------    ------------------------------------------------  --------------------------------------------
Forsyth, Douglas G., CFA
Managing Director

McCraw, John C.
Managing Director

Sufi, Ranjit S.
Managing Director

Valeiras, Horacio A., CFA
Managing Director, CIO

Whittington, Marna C, Ph.D.     Allianz Global Investors                          COO
Managing Director, CEO

NorthPointe Capital, LLC ("NorthPointe") is a sub-adviser for the Registrant's Multi-Manager Small Cap Fund. The principal business address of NorthPointe is 101 West Big Beaver Road, Troy, MI. NorthPointe is an investment adviser registered under the Advisers Act.


Name and Position with                                                            Position with Other
NorthPointe                               Name of Other Company                   Company
----------------------------              -------------------------------------   --------------------------------------------
Cahill, Peter J.
Member Investment Committee

Castagna, Douglas D.
Senior Vice President, US Head
of Finance and Accounting

Champagne, Mary C.
Member Investment Committee

Crossett, Kevin S.
Executive Vice President, Global
General Counsel

Hayden, Michael P.
Managing Director, Member-
Management Committee

Holland, Gerald J.
Senior Vice President, COO

Hondros, Paul J.
Director, President & CEO,
CIO Equities

Krulikowski, Michael A.
Vice President, CCO

Miller, Eric E.
Senior Vice President, General
Counsel, Assistant Secretary

Petherick, Jeffrey C.
Member Investment Committee
Member-Management Committee

Udovich, Patrick J.
Senior Vice President, Head of Human
Resources

Oechsle International Advisors, LLC ("Oechsle") is a sub-adviser for the Registrant's Multi-Manager International Equity Fund. The principal business address of Oechsle is One International Place, Boston, MA. Oechsle is an investment adviser registered under the Advisers Act.


Name and Position with                                                            Position with Other
Oechsle                                   Name of Other Company                   Company
----------------------------              -------------------------------------   --------------------------------------------
Langer, Stephen P.
Director of Marketing, Executive
Managing Principal

Roche, L. Sean
COO, CIO, Executive Managing
Principal

Walker, Warren R.
Executive Managing Principal

TCW Investment Management Company ("TCW") is a sub-adviser for the Registrant's Multi-Manager Mid Cap Fund. The principal business address of TCW is 865 South Figueroa Street, Los Angeles, CA. TCW is an investment adviser registered under the Advisers Act.

Name and Position with                                                            Position with Other
TCW                                       Name of Other Company                   Company
----------------------------              -------------------------------------   --------------------------------------------
Albe, Alvin R.
Director, President & CEO

Beyer, Robert D.
Director, Chairman

Cahill, Michael E.
General Counsel, Secretary

Devito, David S.
CFO

Gundlach, Jeffrey E.
Director, CIO

Larkin, Thomas E.
Vice Chairman

Lord, Hilary G.
CCO

Sonneborn, William C.
Director, Vice Chairman

Stern, Marc I.
Director, Vice Chairman

Tradewinds NWQ Global Investors, LLC ("Tradewinds") is a sub-adviser for the Registrant's Multi-Manager International Equity Fund. The principal business address of Tradewinds is 2049 Century Park East, 18th Floor, Los Angeles, CA. Tradewinds is an investment adviser registered under the Advisers Act.

Name and Position with                                                            Position with Other
Tradewinds                                Name of Other Company                   Company
----------------------------              -------------------------------------   --------------------------------------------
Boardman, Peter                           NWQ Investment Management               Managing Director
Managing Director                         Company, LLC

Gostigian, Patrick, CFA                   NWQ Investment Management               Managing Directo, Administration
Managing Director, Chief                  Company, LLC                            & Institutional Services
Administration Officer,
Executive Committee Member

Hechmer, Paul                             NWQ Investment Management               Managing Director
Managing Director, Executive              Company, LLC
Committee Member

Iben, Dave, CFA                           NWQ Investment Management               Managing Director, Investment
CIO, Executive Committee                  Company, LLC                            Policy Committee Member
Member

Mendez, Michael                           NWQ Investment Management               CEO, President
President, Executive                      Company, LLC
Committee Member

Mullane, Michael, CFA                     NWQ Investment Management               Vice President
Senior Vice President                     Company, LLC

Newmarch, Philip, CPA
Treasurer

Rybakov, Egor, CFA                        NWQ Investment Management               Vice President
Senior Vice President                     Company, LLC

Schloss, Patrick
Senior Vice President

Smith, Steve                              Morgan Stanley Investment               Head Trader
Senior Vice President                     Management

Velarde, Nate                             NWQ Investment Management               Vice President
Senior Vice President                     Company, LLC

Yanchus, Sally, CFA                       Bessemer Investments                    Principal
Senior Vice President

William Blair & Company, LLC ("William Blair") is a sub-adviser for the Registrant's Multi-Manager Small Cap Fund. The principal business address of William Blair is 222 West Adams Street, Chicago, IL. William Blair is an investment adviser registered under the Advisers Act.

Name and Position with                                                            Position with Other
William Blair                             Name of Other Company                   Company
----------------------------              -------------------------------------   --------------------------------------------
Burke, Timothy L.
CFO

Coolidge, Edgar D. III
Vice Chairman

Ettelson, John R.
President, CEO

Gottfred, Richard D.
SROP

Grieg, William G.
Principal

Jannotta, Edgar D.
Chairman

Kiphart, Richard P.
Executive Committee

Lacher, Albert J.
Executive Committee

McKinney, James D.
Executive Committee

McMullan, Carlette C.
Executive Committee

Newman, Robert D.
Executive Committee

Seitzmusolino, Michelle R.
Executive Committee

Smirl, Richard W.
Investment Advisor, CCO

Wieland, Kathleen A.
Principal, Broker-Dealer CCO

ITEM 27. PRINCIPAL UNDERWRITERS

      (a) Northern Funds Distributors, LLC ("the Distributor") acts as principal underwriter for the following investment companies as of July 27, 2006:

                          Northern Institutional Funds

            The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. The Distributor is located at 760 Moore Rd., King of Prussia, PA 19406.

      (b) Northern Funds Distributors, LLC ("the Distributor") is a wholly-owned subsidiary of PFPC Distributors, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., a publicly traded company. The Distributor is a single-member, Wisconsin, limited liability company. As such, it does not have a board of directors.

            The following is a list of the executive officers of the
            Distributor:

Brian Burns                  Chief Executive Officer and President
Rita G. Adler                Chief Compliance Officer
John Munera                  Anti-Money Laundering Officer
Christine P. Ritch           Chief Legal Officer, Assistant Secretary and
                             Assistant Clerk
Amy Brennan                  Secretary and Clerk
Julie Bartos                 Assistant Secretary and Assistant Clerk
Bradley A. Stearns           Assistant Secretary and Assistant Clerk
Craig Stokarski              Treasurer and Financial & Operations
                             Principal, Chief Financial Officer
Maria Schaffer               Controller and Assistant Treasurer
Bruno Di Stefano             Vice President
Susan K. Moscaritolo         Vice President
Ronald Berge                 Assistant Vice President

      (c)   Not Applicable.

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS

            The Agreement and Declaration of Trust, By-Laws and minute books of the Registrant are in the physical possession of PFPC Inc., 99 High Street, 27th Floor, Boston, Massachusetts 02110. Records for Northern Funds Distributors, LLC, the distributor, are located at 760 Moore Road, King of Prussia, PA 19406. All other accounts, books and other documents required to be maintained under
Section 31(a) of the Investment Company Act of 1940 and the

Rules promulgated thereunder are in the physical possession of The Northern Trust Company, 50 S. LaSalle Street, Chicago, Illinois 60603 and NTI, 50 S. LaSalle Street, Chicago Illinois 60603.

ITEM 29.    MANAGEMENT SERVICES

            Not Applicable.

ITEM 30.    UNDERTAKINGS

            Not Applicable.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for the effectiveness of this Post-Effective Amendment No. 50 pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 50 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 28thday of July 2006.

                                                  NORTHERN FUNDS

                                                  By: /s/ Lloyd A. Wennlund
                                                      --------------------------
                                                      Lloyd A. Wennlund
                                                      President

            Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 50 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            Name                       Title                       Date
-------------------------   -------------------------------    -------------
/s/ Lloyd A. Wennlund       President (Principal               July 28, 2006
-------------------------   Executive Officer)
Lloyd A. Wennlund

/s/ Stuart N. Schuldt       Treasurer (Principal               July 28, 2006
-------------------------   Financial Officer and Principal
Stuart N. Schuldt           Accounting Officer)

/s/ William L. Bax          Trustee                            July 28, 2006
-------------------------
William L. Bax

/s/ Richard G. Cline        Trustee                            July 28, 2006
-------------------------
Richard G. Cline

/s/ Edward J. Condon, Jr.   Trustee                            July 28, 2006
-------------------------
Edward J. Condon, Jr.

/s/ Sharon Gist Gilliam     Trustee                            July 28, 2006
-------------------------
Sharon Gist Gilliam

/s/ Sandra Polk Guthman     Trustee                            July 28, 2006
-------------------------
Sandra Polk Guthman

/s/ Michael E. Murphy       Trustee                            July 28, 2006
-------------------------
Michael E. Murphy

/s/ Mary Jacobs Skinner     Trustee                            July 28, 2006
-------------------------
Mary Jacobs Skinner

/s/ Richard P. Strubel      Trustee                            July 28, 2006
-------------------------
Richard P. Strubel

/s/ Terence J. Toth         Trustee                            July 28, 2006
-------------------------
Terence J. Toth

                                  EXHIBIT INDEX

EXHIBIT NO.                             DESCRIPTION
-----------       --------------------------------------------------------------
(a)(15)           Amendment No. 14 to the Agreement and Declaration of Trust
                  dated June 20, 2006

(b)(6)            Amendment No. 5 to the Amended and Restated By-Laws

(d)(20)           Addendum No. 5 to the Investment Advisory and Ancillary
                  Services Agreement between Northern Funds and Northern Trust
                  Investments, N.A.

(d)(34)           Form of Amendment No. 1 to the Investment Sub-Advisory
                  Agreement among Northern Trust Global Advisors, Inc., Northern
                  Trust Investments, N.A. and LSV Asset Management

(e)(6)            Amended and Restated Schedule A to the Distribution Agreement

(g)(20)           Addendum No. 19 to the Custodian Agreement

(g)(29)           Addendum No. 8 to the Foreign Custody Agreement

(g)(30)           Addendum No. 9 to the Foreign Custody Agreement

(h)(21)           Addendum No. 20 to the Transfer Agency Agreement

(h)(22)           Addendum No. 21 to the Transfer Agency Agreement

(h)(31)           Amended and Restated Schedule A to Co-Administration Agreement

(j)(1)            Consent of Drinker, Biddle & Reath LLP

(j)(2)            Consent of Deloitte & Touche LLP

(l)(23)           Purchase Agreement between Registrant and Eric K. Schweitzer

(l)(24)           Purchase Agreement between Registrant and Eric K. Schweitzer